UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John D. Jackson

Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1.	Report to Stockholders

THRIVENT MUTUAL FUNDS

OCTOBER 31, 2018

THRIVENT MUTUAL FUNDS ANNUAL REPORT

Dear Shareholder:

We’ve often stated that Thrivent’s mission is to help people be wise with money. But I thought it might be helpful to go a step further and delve into the story behind that slogan—how we manage your money at Thrivent. Please bear with me; managing money may seem complicated and difficult to understand, but it can also be made very simple. In fact, that’s the whole point of much of what we do as an investment team at Thrivent.

Within the investment area, we do our best to offer low-cost, high-value products that are easy to understand. Although Thrivent offers a variety of funds, today I’d like to focus on some funds that we view as especially important in helping folks be wise with money: our Asset Allocation Funds and Income Plus Funds.

Our Asset Allocation Funds are intended to be a simple solution for investors seeking accumulation of assets for retirement or other purposes. We offer four funds—from Moderately Conservative to Aggressive—to suit the risk tolerance and objectives of a wide range of investors. Higher risk, of course, offers the potential for greater returns but also carries greater risk of loss.

We also offer three Income Plus funds—from our Balanced Income Plus Fund (which has approximately 50% in stocks and 50% in fixed-income) to our Diversified Income Plus Fund (which has approximately 30% in stocks and 70% in fixed-income) to our Opportunity Income Plus Fund (which normally holds only fixed-income securities). Our Income Plus funds seek to provide greater income than our Asset Allocation funds and could be appropriate, for example, for someone looking for income in retirement.

We use the same process to manage both our Asset Allocation funds and Income Plus funds. We sometimes refer to these funds collectively as our “mixed-asset funds,” since each holds a variety of different types of securities. We also sometimes refer to our Asset Allocation funds and Income Plus funds as “solution-oriented funds.” We call them that because, unlike our single-strategy funds (such as our Mid Cap Stock Fund or our Large Cap Growth Fund), our primary goal isn’t just to beat a particular investment benchmark. We’re seeking a particular outcome for investors, namely, some combination of capital appreciation and income with a certain level of risk (depending on the fund).

Our mixed-asset funds are designed to be as simple as possible for an investor to understand. But within these funds, there’s a whole lot “going on under the hood,” so to speak. Our process starts with an in-depth, quantitative review of the historical risk, return and other characteristics of more than two dozen types of assets—stocks, bonds and hybrid securities, both domestic and international. We have a group of five investment professionals, led by David Spangler, CFA, whose primary job is to analyze our allocations across asset classes for our mixed-asset funds. They compile the best historical data available for each type of asset and run an optimization algorithm to predict which allocations should produce the best risk-adjusted returns, based on that historical data.

But the future doesn’t always look like the past, so we don’t simply set our asset allocations based on algorithms running on historical information. When we set what we refer to as our “strategic allocations” for each asset class, we take into account the quantitative models and data, but we also apply a layer of judgment. Some periods in the market—think of the tech bubble in 1999-2000 or the credit crisis of 2008-09—can be so extreme as to distort long-term historical data. Our team of investment professionals uses its many years of experience to set what we believe to be the best strategic asset allocation for each fund based on its investment objective and its risk/ return profile. We redo this strategic allocation process about every 24 months to incorporate new and better historical information as it becomes available.

But while we view our strategic allocations as an important starting point—our “north star,” as we’ve termed it in our asset allocation meetings—our mixed-asset funds are rarely at their exact strategic allocations across all asset classes. There is nearly always something going on in the markets or in the world that gives us reason to believe we should over- or under-weight certain asset classes for some period of time. For instance, over the past year or so, we’ve been modestly below our strategic weightings for stocks because stocks seemed fully valued (but not over-valued), and we’ve been in a bull market for nearly 10 years. We refer to any departure from our strategic weightings as a “tactical allocation.”

Tactical allocations can be short- to intermediate-term trades. We may for example believe one asset class is significantly over-valued as compared to another. We may then buy the asset we view as cheap and sell the one we believe is too expensive. Such a trade could play out over a period of months or sometimes just weeks. We’re long-term investors, not market timers, but in our mixed-asset funds, part of our mandate is to continually seek to optimize our asset allocations, and that can sometimes involve being nimble and making some shorter-term trades to seek to add to shareholder returns.

A mutual fund may seem like an old and stodgy vehicle. After all, mutual funds have been around for more than 75 years. There are newer vehicles, such as managed accounts and even so-called “robo-advisors.” But a mutual fund has some significant advantages, and these advantages are a big part of the reason why mutual funds have withstood the test of time.

Mutual funds are called mutual funds because of the mutuality among shareholders. Expenses are allocated across all fund shareholders, which can give smaller investors access to economies of scale. But this mutuality is important from an investment management perspective as well. Since we’re managing pools of assets in our mixed-asset funds that belong to tens or hundreds of thousands of shareholders, we can use investment tools and techniques that would be difficult or impossible to utilize for an individual investor.

When we make tactical asset allocations, we typically do so using futures contracts or other derivative instruments, both to reduce transaction costs and to avoid disturbing our underlying portfolio managers by forcing them to buy or sell portfolio securities. We have in the past, for example, purchased an overweight position in foreign securities we believed to be undervalued, but hedged the relevant currency risk (because we thought the underlying currency might go down). I believe that, paradoxically, the fact that we’re managing large pools of assets actually allows us to be more nimble from an investment perspective.

The goal of this letter—and thank you for staying with me—is to help investors like you understand that when you invest in one of our Asset Allocation or Income Plus funds, there’s a lot going on within your fund in terms of investment management. Yet the whole point of the funds is to make things simple from an investor’s perspective.

We recognize that most of our shareholders have a long list of things they’d rather be doing than thinking about asset allocation and worrying about what might be going on in the markets. At Thrivent, we have a team of 116 investment professionals who are committed to helping you be wise with money and achieve your financial goals. I know that I sometimes wake up at night thinking about markets and asset allocation. I suspect others on our team do so as well. We’re continually thinking about how best to allocate our shareholders’ assets—so that you don’t have to.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Go to ThriventFunds.com for a prospectus containing this information and read it carefully.

Dear Shareholder:

After a rocky final month of the Funds’ fiscal year, the S&P 500 Index still posted a total return of 7.35% for the 12-month period ended October 31, 2018.

Yields on 10-year U.S. Treasuries continued to move up over the past 12 months, ending the fiscal year at 3.15% after closing at 2.38% a year earlier. The yield increase was spurred by three rate hikes of 0.25% each by the Federal Reserve (Fed) during 2018—and a total of eight hikes since the Fed began raising rates in December 2016.

Economic Review

The U.S. economy has been solid over the past 12 months. Gross domestic product (GDP), which is the broadest measure of economic output, grew at an annualized rate of 3.5% in the third quarter of 2018 following a 4.2% growth rate in the second quarter, according to the U.S. Department of Commerce.

Several factors contributed to the solid GDP growth rate. Disposable personal income increased at an annualized rate of 4.1% in the third quarter of 2018, compared with a 4.5% increase in the second quarter, and real disposable personal income increased 2.5%, according to the Bureau of Economic Analysis.

Employment has also continued to rise, with positive job growth for 97 consecutive months through October, according to the Bureau of Labor Statistics. The unemployment rate is at just 3.7%, and wages have increased at an annualized rate of 3.1%.

Oil prices have been volatile recently but ended the period at $65.31 per barrel (West Texas Intermediate is a grade of crude oil used as a benchmark in oil pricing.), well above the $54.38 per barrel price of a year earlier.

Market Review

This year, stock market gains have been driven largely by strong corporate earnings, with S&P 500 earnings growth of about 20% in 2018. But much of those gains were the result of corporate tax cuts and improved margins. With no additional tax cuts planned for 2019, corporate profit growth will have to depend on continued margin improvement and organic revenue growth.

Sector performance has varied widely, with the S&P 500 Technology, Healthcare and Consumer Discretionary sectors all rising over 7% through the first 10 months of 2018, while Consumer Staples, Materials and Industrials all posted significant declines during the same period.

International equity markets have been weak throughout the past few months. The MSCI EAFE Index, which tracks developed markets in Europe, Asia and Australia, was down 6.85% over the past 12 months.

The MSCI Emerging Markets Index, which tracks stocks in developing economies, dropped 12.52% over the past 12 months. The MSCI World All Country Index (non-U.S.) declined 8.24% during the one-year period.

As interest rates have risen, bond prices have provided mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, was down 2.05% for the 12-month period ended October 31, 2018. The Bloomberg Barclays U.S. Corporate High Yield Bond Index gained 0.97%, while the Bloomberg Barclays 1-3 Year Government/Credit Bond Index gained 0.34% for the 12-month period.

Our Outlook

We expect GDP growth to ease back down closer to 3% in the coming quarters, which is still a healthy level that would support broad corporate earnings growth.

We expect to see one more interest rate hike before the end of 2018, with more rate increases expected in 2019. We don’t expect these rate hikes to have a significant effect on the equity market near-term as long as the Fed moves slowly.

Higher risk assets, particularly equities, will remain more volatile as the Fed pursues its tightening policy. This should not be surprising—this is what usually happens when the Fed raises interest rates. However, we think market valuation is now fairly reasonable, with the forward price-to-earnings ratio for the S&P 500 at about 15.5. This is slightly below longer-term valuation levels.

Corporate earnings are now decelerating as the effects of tax policy diminish over time. Rising interest rates will continue to temper the equity market. However, with short-term interest rates now approaching what the Fed may consider the “neutral rate,” we believe the Fed may be closer to stopping, or at least pausing, its tightening monetary policy.

We continue to expect modestly positive equity market returns over the next six to 12 months and believe fixed-income returns will remain relatively low over this same timeframe.

However, with bond yields meaningfully higher (particularly short-term yields) relative to rates in recent years, and with inflation still hovering around 2% with little sign of accelerating, bonds and other fixed-income and interest-bearing investments should provide some modicum of return for investors and a better diversification component for portfolios.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

(This page intentionally left blank)

THRIVENT AGGRESSIVE ALLOCATION FUND

David S. Royal, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

Investment in Thrivent Aggressive Allocation Fund involves allocation, credit, derivatives, emerging markets, equity security, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, non-diversified, other funds, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Aggressive Allocation Fund earned a return of 2.89%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category, of -0.82%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of 7.35%, -2.05% and -8.24%, respectively.

What factors affected the Fund’s performance?

After an exceptionally quiet 2017, market volatility returned this year in the form of two swift equity market drawdowns of approximately 10%. Typically, excessive market volatility presents a more challenging environment for our asset allocation funds because of their procyclical positioning. However, during this reporting period, the Aggressive Allocation Fund outperformed its peer group median, primarily due to favorable results from our asset allocation decisions and the relative outperformance of several of the underlying Fund managers. Additionally, as part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes when deemed appropriate. In 2018, the Fund benefited from several of these tactics. First, an underweighting to international equities that we instituted in March added value because domestic equities materially outperformed. Second, in September, we eliminated an existing overweighting to domestic small-cap stocks, which allowed the Fund to capture the relative year-to-date outperformance of the position just prior to the small-cap segment’s material underperformance during the October decline. Beyond these tactical adjustments, we employed several risk-mitigating strategies, such as the extension of a NASDAQ 100 short position and the initiation of a low volatility strategy. These also proved successful in hedging the Fund’s overweighting to risk assets, including mega-cap technology stocks.

Broadly speaking, stock selection also provided strong contributions to relative performance, led by material outperformance in the large-cap growth and value spaces and smaller relative gains in the mid-cap core, small-cap core and growth areas. Only the international and mid-cap growth managers underperformed their benchmarks. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from strong performance in information technology, industrials and health care, with modest underperformance from energy, consumer staples and utilities.

In the fixed-income market, we saw the Treasury yield curve flatten significantly as yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve (Fed) increased the federal funds rate four times, which had the most impact on short-term rates. Intermediate-and long-term rates also rose, but less than short rates. Higher interest rates weighed on much of the fixed-income market with corporate bond returns ranging from slightly positive to moderately negative. Also, yield spreads over Treasuries, a form of risk premium, increased for investment-grade and high-yield corporate bonds as well as emerging markets debt, which negatively impacted returns. However, securities with floating rates that increase as interest rates rise produced the strongest returns, including leveraged loans and some securitized assets. The fixed-income portion of the Fund outperformed in part because it was positioned for the Treasury curve to flatten. Additionally, this segment of the Fund benefited from its overweighting in securitized assets, including nonagency mortgage-backed securities. Leveraged loan holdings also boosted relative performance, while high-yield holdings underperformed. Treasury futures were used in the fixed-income portfolio to help manage interest rate exposure.

What is your outlook?

At the beginning of the period, valuations were elevated. However, after the swift market decline in October 2018, valuations across asset classes appeared in line with their long-term averages and, in some cases such as international, they appeared cheap. Economically, the U.S. remains strong with historically low unemployment, strong business sentiment and robust manufacturing activity. Internationally, however, we see a different story with Europe and Asia showing marked weakness. We expect economic growth to moderate in the U.S. as the Fed continues raising rates at a measured pace into 2019, while trade tensions and market volatility will likely persist. As a result, we have positioned the Fund with a modest underweighting in equities, while maintaining diversifying strategies to hedge more volatile assets such as technology and emerging markets sectors, and growth and momentum investments. Within fixed income, the Fund has a roughly neutral position in corporate credit, along with an underweighting to emerging markets debt, and an overweighting to securitized assets such as nonagency mortgage-backed securities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	40.0%
International	18.8%
Short-Term Investments	14.9%
Small Cap	13.6%
Mid Cap	5.8%
Investment Grade Debt	3.3%
Multi-Cap	3.2%
High Yield	0.4%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund, Class S	9.4%
Thrivent Large Cap Growth Fund, Class S	7.2%
Thrivent Mid Cap Stock Fund, Class S	5.9%
Thrivent Large Cap Value Fund, Class S	5.4%
Thrivent Core International Equity Fund	4.2%
Thrivent Core Low Volatility Equity Fund	3.7%
Thrivent Large Cap Stock Fund, Class S	2.9%
Thrivent Small Cap Stock Fund, Class S	2.6%
Thrivent Limited Maturity Bond Fund, Class S	0.6%
Thrivent High Yield Fund, Class S	0.5%

These securities represent 42.4% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	2.89%	7.64%	10.65%
with sales charge	-1.72%	6.65%	10.14%

Class S	1-Year	5 Years	10 Years
Net Asset Value	3.20%	8.02%	11.06%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA -USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT BALANCED INCOME PLUS FUND

Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, Stephen D. Lowe, CFA, and John T. Groton, Jr., CFA, Portfolio Co-Managers*

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

Investment in Thrivent Balanced Income Plus Fund involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity securities, ETF, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective October 31, 2018, Gregory R. Anderson, CFA and Matthew D. Finn, CFA were named as portfolio managers of the Fund, and Reginald L. Pfeifer, CFA and John T. Groton, Jr., CFA no longer serve as portfolio managers of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Balanced Income Plus Fund earned a return of 0.99%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of -0.76%. The Fund’s market benchmarks, the S&P/LSTA Leveraged Loan Index, the MSCI World Index–USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, earned returns of 4.54%, 1.16%, -1.52% and 0.30%, respectively.

What factors affected the Fund’s performance?

Despite increasing trade war tensions, the U.S. economy strengthened during the period while other economies across the globe slowed. The U.S. was spurred on by the late-2017 corporate tax cuts, improved trade policies, significant deregulation and a raft of positive economic data. These factors led the Federal Reserve (Fed) to keep raising the target federal funds rate with four hikes totaling 1.00%. The Treasury yield curve continued to flatten as rates moved higher for shorter-maturity securities than they did for longer-maturity Treasuries. As a result, returns for most fixed-income sectors were relatively flat to negative over the period. U.S. equity markets, which benefited significantly from corporate tax reform, produced positive returns and significantly outperformed international equities, which were sharply negative. The real estate investment trust (REIT) sector, which is fairly rate-sensitive, produced low single-digit returns and underperformed U.S. equities, but outperformed investment-grade and high-yield credit, as well as international equities.

The Fund’s portfolio continued to be split 50/50 between fixed-income and equity exposure. Within domestic equity, our large-capitalization and mid-/small-cap portfolios are managed separately, and both contributed positively. Strong stock selection drove favorable returns, particularly in the heavily weighted information technology and consumer discretionary sectors. We benefited from overweighted positions in outperforming mega-cap companies, including Amazon and Apple, and security selection among small-cap communications equipment and software companies. Stock selection detracted in energy, health care and materials. Outperforming REIT sectors included retail, cell tower, storage, health care, industrial and hotel REITs, while multifamily, office, diversified, data center and timber REITs lagged.

In the international equity portfolio, we use a quantitative approach that emphasizes certain factors in the markets. Results benefited from our emphasis on low volatility and high quality; however, a tilt toward smaller-cap stocks detracted. Country allocations aided performance including an underweighting to Hong Kong and overweighting to Japan. However, sector allocations modestly detracted, particularly our emphasis on the two consumer sectors and, in particular, the automotive industry. Although currency exposure in the portfolio was small, an underweighting to the euro proved beneficial.

The fixed-income portfolio outperformed in part due to our shorter duration stance, which dampened sensitivity to rising rates, and our positioning for a flatter yield curve. We used Treasury futures to aid in this interest rate positioning. In the securitized area, performance was aided by an overweighting in nonagency residential mortgage-backed securities, which experienced outsized gains versus the overall market and especially relative to agency mortgage-backed securities. In the corporate area, we had heavy exposure to floating-rate leveraged bank loans, one of the strongest areas of the fixed-income market that significantly outperformed both investment-grade and high-yield credit. The Fund’s alternative holdings underperformed, as did emerging market debt. We hedged some of our portfolio’s alternative equity exposure with a short position in S&P 500® futures, which had a modestly negative impact on overall portfolio performance.

What is your outlook?

In the fixed-income market, we believe the coming year will be a more difficult return environment because spreads remain tight by historical standards, the Fed is likely to continue rate hikes and the economy is likely to slow as the impact of tax reform subsides. We are emphasizing securitized debt due to better fundamentals supporting these securities and are more cautious regarding high-yield credit and leveraged loans as we get closer to the end of this economic cycle. In the international equity portfolio, we are focused on finding profitable companies with attractive valuations, positive price momentum, low volatility and high earnings quality. In the U.S. equity portfolio, we continue to implement our bottom-up stock selection process searching for the best ideas regardless of the macroeconomic backdrop. We plan to increase the number of holdings in the U.S. equity portfolio to help reduce volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	43.0%
Long-Term Fixed Income	22.8%
Bank Loans	15.5%
Short-Term Investments	11.1%
Registered Investment Companies	6.9%
Preferred Stock	0.7%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	14.0%
Information Technology	10.4%
Communications Services	8.6%
Consumer Discretionary	7.8%
Consumer Staples	6.8%
Health Care	6.5%
Affiliated Fixed Income Holdings	6.4%
Industrials	6.3%
Mortgage-Backed Securities	6.3%
Materials	6.2%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	6.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.8%
Cisco Systems, Inc.	0.8%
Microsoft Corporation	0.7%
Citigroup, Inc.	0.6%
Apple, Inc.	0.6%
Bank of America Corporation	0.6%

These securities represent 14.8% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	0.99%	4.81%	8.82%
with sales charge	-3.52%	3.85%	8.32%

Class S	1-Year	5 Years	10 Years
Net Asset Value	1.31%	5.18%	9.28%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

***

The MSCI World Index – USD Net Returns is an unmanaged market-capitalization-weighted index that represents the performance of large and mid-cap stock across 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

*****	The S&P/LSTA Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
******	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks total return, consistent with preservation of capital. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Government Bond Fund involves risks including derivatives, government securities, inflation-linked security, interest rate, investment adviser, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Government Bond Fund earned a return of -1.99%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of -2.35%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. Agency Index, and the Bloomberg Barclays U.S. Treasury Index, earned returns of -0.72% and -1.97%, respectively.

What factors affected the Fund’s performance?

During the first few months of the period, the world enjoyed a synchronized global economic recovery led by the U.S. with surprising strength also seen in Japan and Europe. As we moved into 2018, however, world economies began to diverge, with the U.S. continuing to gain traction while other economies slowed. Despite increasing trade war tensions, the U.S. economy was spurred on by the late-2017 corporate tax cuts, significant deregulation and a raft of positive economic data including falling unemployment, increased consumer spending, stronger manufacturing and rising business investment. U.S. gross domestic product (GDP) exhibited its strongest growth rate since the recovery began, reaching 4.2% in second quarter 2018. Oil prices rose for most of the reporting period to reach four-year highs in early October before dropping sharply in the final weeks due to a supply glut and falling demand because of the global economic slowdown.

Stronger economic growth and falling unemployment led the Federal Reserve (Fed) to continue tightening monetary policy by raising the target federal funds rate by a total of 1.00% through four hikes. These moves contributed to further flattening of the U.S. Treasury yield curve and strengthening of the U.S. dollar versus other currencies. The flatter curve resulted from rates moving much higher for shorter-maturity securities than they did for longer-maturity Treasuries. For example, two-year Treasury rates rose by 1.27%, while 10-year and 30-year Treasuries increased by 0.76% and 0.54%, respectively. Additionally, the Fed continued to reduce its balance sheet by scaling back reinvestments into U.S. Treasuries and mortgage-backed securities (MBS).

Rising interest rates pressured bond prices, causing most segments of the fixed-income market to produce negative total returns over the period, including Treasuries. MBS and Treasury Inflation Protected Securities (TIPS) performed better than nominal Treasuries, but still fell into negative territory as measured by their respective Bloomberg Barclays indexes. TIPS did well through March, but then gave back most of the gains as oil prices weakened. The asset-backed securities (ABS) segment was one of the few areas to produce positive returns during the period, advancing 0.52% (Bloomberg Barclays Asset-Backed Securities Index).

The Fund’s outperformance versus the Lipper peer group was driven in part by our strategic underweighting and security selection in pass-through MBS. Our TIPS, ABS and commercial mortgage-backed securities (CMBS) allocations also proved beneficial because of these segments’ outperformance versus comparable-duration Treasuries. We used Treasury futures primarily to position the Fund for a flatter yield curve and for duration (interest rate sensitivity) management, which aided performance. In addition, security selection was favorable in the high-quality sovereign and supranational debt segment due in part to our avoidance of Italian bonds. The Fund underperformed the Bloomberg Barclays U.S. Agency Index due to its exposure to longer-duration agencies, which hindered performance in the rising rate environment.

What is your outlook?

In the coming year, we expect to see U.S. economic growth in the 2.5% to 3% range, low unemployment, modest upward wage pressure and inflation hitting the Fed’s target. We expect policymakers to continue rate hikes in December and more in 2019. While we will likely see continued market volatility, we do not believe we will see a meaningful increase in longer-term Treasury rates in the next 12 months. We are reducing the Fund’s duration and curve flattening bias closer to a neutral stance. We are also in the process of raising the Fund’s overall U.S. Treasury weighting slightly to approximately 28% of the portfolio by increasing nominal coupon Treasuries to 20%, while reducing TIPS to 8%. We intend to lower the Fund’s securitized exposure to 50% of the overall portfolio through a 10% reduction in the MBS sector to 35% of assets, while maintaining 10% in CMBS and 5% in ABS. In other government-related debt, we plan to slightly lower the Fund’s exposure to around 5% in sovereign and supranational debt, while maintaining around 5% in U.S. agency debt. Finally, we are looking for opportunities to further diversify the Fund by investing up to 5% of the portfolio in investment-grade corporate green bonds and other bonds supporting environmental, social and governance causes (ESG bonds). We are also planning to add up to 5% in high-quality covered bonds that are typically issued by banks and are collateralized by a pool of home mortgages. These securities have a set interest rate with no pass-through characteristics and no early paydowns. As always, we continue to maintain the Fund’s stance as a conservative and defensive investment vehicle in case the market experiences another sell off among risk assets.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	49.2%
Mortgage-Backed Securities	18.8%
Foreign Government	8.8%
Commercial Mortgage-Backed Securities	8.0%
Asset-Backed Securities	6.0%
Financials	3.4%
Collateralized Mortgage Obligations	2.2%
Consumer Cyclical	1.0%
Energy	0.6%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	9.8%
U.S. Treasury Notes	6.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	6.0%
Federal National Mortgage Association	5.5%
U.S. Treasury Bonds, TIPS	5.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.4%
U.S. Treasury Notes	3.5%
Federal National Mortgage Association	2.7%
U.S. Treasury Bonds, TIPS	2.6%
Tennessee Valley Authority	2.5%

These securities represent 48.8% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	From Inception 2/26/2010
without sales charge	-1.99%	1.02%	1.97%
with sales charge	-3.92%	0.62%	1.74%

			From
Class S	1-Year	5 Years	Inception 2/26/2010
Net Asset Value	-1.89%	1.20%	2.22%

Value of a $10,000 Investment

Class A Shares*,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market.
***	The Bloomberg Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT HIGH INCOME MUNICIPAL BOND FUND

Janet I. Grangaard, CFA and Johan A. Akesson, CFA, Co-Portfolio Managers

The Fund seeks a high level of current income exempt from federal income taxes. The Fund’s investment objective may be changed without shareholder approval.

Investment in the Thrivent High Income Municipal Bond Fund involves risks including credit, futures contract, high yield, interest rate, investment adviser, liquidity, market, municipal bond, portfolio turnover rate and tax risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the since-inception period from February 28, 2018, through October 31, 2018?

Thrivent High Income Municipal Bond Fund earned a since-inception return of 0.79%. The Fund’s market benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, earned a return of 4.04% over the same period.

What factors affected the Fund’s performance?

Right before the Fund launched, the U.S. passed the largest piece of tax reform legislation in more than three decades. The new law left the tax-exempt status of municipal bonds intact, including private activity bonds, quelling the market’s late-2017 concerns. However, several changes were implemented that are having a significant impact on the muni market. First, the new law greatly reduces or caps deductions previously allowed for investors, including a new $10,000 limit on state and local tax (SALT) deductibility. The SALT deduction cap has contributed to demand for muni bonds in certain high-tax states like California. Second, issuers are now prohibited from advanced refunding of outstanding municipal debt. Although pre-refunded bonds that are already outstanding will still be available until their call dates, no more will be created in the future. This will greatly decrease the amount of new supply issuance, while eventually removing an important market segment that is attractive to risk-averse investors. Third, the bill sharply lowered corporate tax rates, which means that banks and insurance companies do not have the same incentive to own muni bonds, particularly longer maturities. This selling pressure contributed to the cheapening of longer-maturity muni bonds. Following the flood of muni bond issuance at the end of 2017, the first few months of 2018 saw dramatically lower levels than normal with year-to-date issuance down 20%. Despite the decrease in new issuance, yields increased across all maturities as the Fed continued to raise short-term rates. However, short-term munis were able to outperform in this environment.

During the abbreviated reporting period, we focused on investing the Fund’s assets with an eye toward fulfilling its objective of providing a high level of current income exempt from federal income taxes. We purchased many of the Fund’s bonds at the longer end of the maturity spectrum because the steepness of the municipal yield curve allowed us to earn more income the farther out we went on the curve.

In terms of credit quality, the sweet spots for this Fund are the BBB- and BB-rated segments, where our goal is to invest approximately 55% of net assets. Our intent is for below BB- and non-rated exposure to average around 15% of the Fund’s assets. As of period end, the Fund was diversified across 21 states and 12 sectors, with significant exposure to retirement communities, infrastructure projects, hospitals and nursing homes.

One of the reasons the Fund underperformed the Bloomberg Barclays benchmark was because of our portfolio’s longer overall duration (i.e., interest rate sensitivity) in a rising rate environment. Also, our portfolio did not own bonds from Puerto Rico, which represent more than 4% of the index, because these securities were not providing income due to bankruptcy. Nevertheless, the price of Puerto Rico’s general obligation (GO) bonds and Cofina bonds, which are backed by sales taxes, rebounded sharply in August and September after a federal oversight board reached agreements with bond holders regarding the commonwealth’s debt restructuring efforts. This development marked a significant milestone in resolving Puerto Rico’s debt crisis.

On the other hand, our position in a Buckeye Tobacco Settlement Financing Authority revenue bond benefited from credit spread tightening. We took profits from that position and redeployed the assets. The Fund also experienced favorable results from our exposures to Illinois GO and New Jersey appropriation bonds, which benefited from tighter spreads. In addition, we shorted 30-year Treasury futures contracts to help manage the Fund’s duration and dampen net asset value (NAV) volatility.

What is your outlook?

Based on the strength of the economy and job market, we believe the Federal Reserve will likely increase the federal funds rate again in December 2018 and at least two more times in 2019. Although the passage of tax reform removed a great deal of uncertainty, we will continue to closely monitor trade policy and other developments coming out of Washington and the states that could affect the market. Two areas of greater concern are the impacts of pension reform and the expansion of Medicaid on state budgets. In terms of the latter, states are now required to cover a portion of the Medicaid expansion costs as part of the Affordable Care Act. Also, we may see new issuance increase if the current administration is successful with plans to increase infrastructure spending. We will continue to focus on rigorous, bottom-up security selection as we build out the Fund’s portfolio by diversifying across geographies, sectors and credit ratings with a focus on the BBB-rated and BB-rated segments of the market.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Health Care	20.7%
Education	20.2%
Transportation	18.1%
Housing Finance	10.6%
Other Revenue	7.2%
General Obligation	6.7%
Electric Revenue	6.7%
Water & Sewer	3.8%
Industrial Development Revenue	3.3%

Top 10 States
(% of Net Assets)
Colorado	10.6%
Illinois	7.3%
Nevada	7.3%
Texas	7.3%
New Jersey	7.1%
Michigan	3.8%
Utah	3.7%
Kansas	3.7%
Wisconsin	3.7%
North Dakota	3.7%

Investments in securities in these States represent 58.2% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors, and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class S	From Inception 2/28/2018
Net Asset Value	0.79%

Value of a $10,000 Investment

Class S Shares1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*	The Bloomberg Barclays High Yield Municipal Bond Index is an index which measures the non-investment grade and non-rated U.S. tax-exempt bond market.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

Investment in Thrivent High Yield Fund involves risks including convertible securities, credit, derivatives, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, other funds, and preferred securities risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent High Yield Fund earned a return of -0.29%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 0.29%. The Fund’s market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, earned a return of 0.97%.

What factors affected the Fund’s performance?

Stronger U.S. economic growth and falling unemployment led the Federal Reserve (Fed) to continue raising the target federal funds rate with four hikes in December, March, June and September totaling 1.00%. Rates rose from 2.02% to 2.98% in the five-year segment of the Treasury market, which is most closely aligned to the high-yield market in terms of its duration (i.e., interest rate sensitivity). High-yield spreads versus Treasuries remained in a fairly tight range for much of the reporting period, but did widen out after hitting the low point of 3.03% for this cycle in early October. From the beginning to the end of the period, spreads widened by 33 basis points to 3.71%. Although the overall return for the high-yield segment was only modestly positive, the segment was able to absorb the negative impact of rising rates better than most other areas within the fixed-income market.

Defaults remained low in the U.S. high-yield market with the trailing U.S. dollar-weighted 12-month default rate falling to 2.2%, as measured by Moody’s Investors Service. Continuing last year’s trend, lower-quality, CCC-rated bonds outpaced their higher-quality counterparts by a solid margin. Because spreads are tighter for BB-rated bonds, the segment was more negatively affected by the increase in interest rates. Over the 12-month period, CCC-rated bonds advanced 4.07% versus returns of 1.54% and -0.85% for B-rated and BB-rated bonds, respectively (source: Bloomberg Barclays High Yield Index). In terms of sectors, health care and energy performed best, while the biggest laggards were cyclical sectors that were negatively impacted by rising rates and tariff issues such as automotive, homebuilding, building materials and restaurants. Although rising rates pushed bond prices lower, they also led to a significant increase in the average overall yield for the high-yield market from 5.43% to 6.86% during the period (source: Bloomberg Barclays High Yield Index).

The high-yield market continued to experience outflows from mutual funds and exchange-traded funds (ETFs), which totaled approximately $40 billion during the period. However, the decreasing demand did not cause spreads to widen much because new issuance supply also fell fairly substantially. As yields approached 7% in the high-yield market, fewer companies refinanced their debt, and those that did often chose to use bank loans instead because they have floating rates and more flexibility in terms of repayment.

The most significant driver of the Fund’s underperformance was its more conservative posture, which included less CCC-rated bond exposure. Our portfolio was underweighted in CCC-rated securities by between 2% and 3% throughout the period. In terms of sector exposure, our avoidance of riskier names within the health care and cable industries also hindered performance. On the other hand, the Fund’s overweighted exposure to the energy sector proved beneficial, as did our credit selection within the exploration and production and oilfield services areas within energy.

What is your outlook?

Our outlook for the high-yield market continues to be somewhat cautious because there is not much room for further spread tightening in the segment. However, we are not necessarily bearish because the U.S. economy and job market remain strong, which indicates a recession is not likely anytime soon. Also, corporate earnings are robust, defaults are projected to stay low, business and consumer confidence is still fairly high and the high-yield market is fairly insulated from some of the issues affecting overseas markets and China. That said, the Fed has indicated its intent to continue raising interest rates, which puts pressure on the entire fixed-income market as well as high-yield companies because they have more leverage. We anticipate the trends of lower demand and lower supply will continue in the high-yield market next year as higher rates discourage issuers from refinancing and also lead investors to seek out other, more attractive fixed-income alternatives.

During the period, we decreased the Fund’s cyclical exposure by lowering its weights in the shipping and technology areas. We also shifted out of some high-quality pipeline names that are more interest-rate sensitive and into banking and finance names that underperformed over the past year. We are continuing this trend going forward by de-emphasizing cyclical industries such as building materials, homebuilding and metals and mining, while increasing the Fund’s exposure to more defensive industries such as health care and cable. Additionally, in light of significant increases in the federal funds rate and the London Interbank Offered Rate (LIBOR), we have increased the Fund’s exposure to bank loans from 2% to approximately 5%. We will look to increase this exposure even more in the coming months because bank loans float off of short-term rates. Higher exposure to these securities has modestly shortened our portfolio’s duration, which also helps insulate the Fund somewhat from further rate increases.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Energy	16.9%
Communications Services	15.5%
Consumer Cyclical	13.7%
Consumer Non-Cyclical	10.9%
Capital Goods	10.1%
Financials	9.7%
Basic Materials	9.1%
Technology	5.5%
Utilities	3.3%
Transportation	1.2%

Top 10 Holdings
(% of Net Assets)
Sprint Corporation	2.0%
Intelsat Jackson Holdings SA	0.9%
Valeant Pharmaceuticals International, Inc.	0.9%
Cheniere Corpus Christi Holdings, LLC	0.9%
Contura Energy, Inc., Term Loan	0.9%
Alliance Data Systems Corporation	0.9%
Berry Plastics Corporation	0.8%
Neptune Finco Corporation	0.7%
Six Flags Entertainment Corporation	0.7%
Albertsons Companies, LLC	0.7%

These securities represent 9.4% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	-0.29%	3.56%	9.38%
with sales charge	-4.76%	2.61%	8.87%

Class S	1-Year	5 Years	10 Years
Net Asset Value	0.14%	3.85%	9.76%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital in order to maintain investors’ purchasing power.

Investment in Thrivent Income Fund involves risks including credit, derivatives, emerging markets, financial sector, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, and preferred securities risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Income Fund earned a return of -2.71%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of -2.88%. The Fund’s market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, earned a return of -2.05%.

What factors affected the Fund’s performance?

Despite increasing trade war tensions, the U.S. economy strengthened during the period while other economies across the globe slowed. The U.S. was spurred on by the late-2017 corporate tax cuts, improved trade policies, significant deregulation and a raft of positive economic data including falling unemployment, increased consumer spending, stronger manufacturing and rising business investment. These factors led the Federal Reserve (Fed) to keep raising the target federal funds rate with four hikes totaling 1.00%. Following last year’s trend, the Treasury yield curve flattened further as rates moved higher for shorter-maturity securities than they did for longer-maturity Treasuries. Rates for 10-year Treasuries, for example, rose 76 basis points to end the period at 3.15%.

Investment-grade credit, which makes up the majority of this Fund’s portfolio, was one of the worst-performing asset classes during the reporting period. Much of the underperformance was because of the segment’s long duration (i.e., interest rate sensitivity), especially compared to other investment-grade sectors. The segment was also hindered by some technical issues, including elevated supply and much lower demand from foreign buyers due to the strength of the U.S. dollar. At the beginning of the reporting period, investment-grade credit spreads versus Treasuries were near their tightest levels since before the 2008 financial crisis began. Spreads reached a low of 0.85% in February before widening out to end the period at 1.18%. The Fund’s exposure to investment-grade credit averaged 71% during the year. In the high-yield credit market, spreads remained in a fairly tight range for much of the reporting period, but did widen to end the period at 3.71% after hitting a low point of 3.03% for this cycle in early October. Returns for the high-yield segment were modestly positive because the segment was able to absorb the negative impact of rising rates better than most other areas within the fixed-income market. Approximately 7% of the Fund’s portfolio was composed of high-yield credit.

The Fund’s interest rate positioning was the most significant contributor to performance, helping us outpace our Lipper peers. More specifically, the Fund benefited from our shorter duration stance versus the index, which dampened its interest rate sensitivity, and our positioning for a flatter yield curve, which we accomplished through the use of Treasury futures. The futures helped us lower the Fund’s exposure at the front end of the yield curve and dampen the impact from longer-maturity investment-grade corporate bonds. Performance was also aided by our favorable security selection in investment-grade credit, particularly among the midstream and exploration and production areas of the energy sector. We also steered away from the automotive industry, which was hindered by trade rhetoric, falling sales and a large restructuring announcement by Ford Motor Company. In the securitized space, the Fund benefited from increasing exposure in collateralized loan obligations (CLOs), which are typically floating-rate securities. An underweighting to U.S. Treasury securities also proved helpful.

On the other hand, the Fund’s shortfall versus the Bloomberg Barclays U.S. Aggregate Bond Index was caused in part by security selection in the metals and mining area of high yield. Also, our overweighting to emerging market (EM) bonds proved detrimental. The segment was negatively impacted by its longer duration and the Fed’s rate increases, which strengthened the dollar and led to increased market volatility and stress in EM countries. We also emphasized the wrong EM countries during part of the year.

What is your outlook?

We believe the Fed will continue to increase rates in the coming year, although policymakers may need to dial back the pace if U.S. economic growth falters or inflation does not increase from current levels. A relatively strong U.S. economy should be supportive of the corporate credit market and fundamentals. However, the absolute amount of leverage in the market remains relatively high, especially since we are likely later in the credit cycle, mainly due to the increased amount of merger and acquisition activity we saw in the higher-quality sectors of the corporate market. This factor could become problematic if the economy experiences a dramatic slowdown. We continue to see limited upside for further tightening of credit spreads, which means that bondholders are not getting paid as much to take risk. Therefore, although the Fund remains overweighted in corporate bonds, we are moving up the credit quality spectrum in both the high-yield and investment-grade sectors, while lessening our portfolio’s Treasury underweight. Although we are continuing to position the Fund to benefit from a flatter yield curve, we are keeping its duration closer to neutral because we do not see a meaningful increase in longer-term Treasury rates in the coming year.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Financials	27.4%
Consumer Non-Cyclical	10.9%
Energy	10.2%
Communications Services	10.1%
Utilities	7.2%
U.S. Government and Agencies	5.1%
Consumer Cyclical	4.8%
Basic Materials	4.8%
Mortgage-Backed Securities	4.4%
Technology	4.0%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Bonds	1.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
U.S. Treasury Bonds	0.8%
U.S. Treasury Bonds	0.7%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.7%
SPDR Bloomberg Barclays High Yield Bond ETF	0.6%
U.S. Treasury Bonds	0.6%

These securities represent 9.1% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	-2.71%	2.68%	6.42%
with sales charge	-7.12%	1.73%	5.92%

Class S	1-Year	5 Years	10 Years
Net Asset Value	-2.30%	3.05%	6.82%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP GROWTH FUND

Lauri Brunner, Portfolio Manager*

The Fund seeks long-term capital appreciation.

Investment in Thrivent Large Cap Growth Fund involves risks including equity security, foreign securities, growth investing, investment adviser, issuer, large cap, market, and technology-oriented companies risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective September 30, 2018, Lauri Brunner replaced Darren M. Bagwell, CFA as the portfolio manager of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Large Cap Growth Fund earned a return of 13.37%, compared with the median return for its peer group, the Lipper Large Cap Growth Funds category, of 9.74%. The Fund’s market benchmark, the S&P 500® Growth Index, earned returns of 11.44%.

What factors affected the Fund’s performance?

The Fund outperformed its benchmark and peer group due to strong security selection in the consumer discretionary, software and financial technology (payment processors) sectors. The proposed acquisition of holding Red Hat by IBM in October also benefited the Fund’s results.

In consumer discretionary, the Fund experienced strong performance from positions in Amazon.com and Netflix. Both companies benefited from the ongoing shift of physical to digital in shopping and video consumption. More importantly, Amazon and Netflix are data-led organizations whose offerings reflect the dynamic pull of consumers’ preferences rather than the push of corporate merchandising or content choices down to the consumer. The companies also have membership-driven models, which translate to management teams that are highly focused on constantly enriching the services or content provided on each platform in return for a monthly fee paid by consumers for unlimited usage. In addition, Amazon.com has multiple growth initiatives across large global markets to exploit over the next several years.

Performance in the software industry continued to be led by cloud native companies such as Salesforce.com, which we view as a long-term beneficiary of enterprise cloud migration for sales force automation functions. In the payment processor area, the Fund continued to see strong results from Mastercard, Visa and PayPal. The digital payment landscape is evolving rapidly and competition for consumer mindshare is intensifying. eCommerce transactions are shifting from desktop to mobile devices in business-to-consumer (B2C) transactions, while multiple companies are attempting to monetize peer-to-peer (P2P) transactions among consumers. Also, large technology companies with hardware or software in the hands of consumers every day, such as Apple, Amazon and Google, are developing payment solutions. Ultimately, the companies that have years and therefore billions of consumers’ transactions within their ecosystems appear best suited to win because they can sell data analytics to merchants to create value.

On the other hand, the Fund’s performance was pressured by ownership of Las Vegas Sands, Facebook and Caterpillar. Las Vegas Sands suffered from U.S. and China trade tensions at a high level and negative revisions for growth of Macau gaming operations at an industry and company level. While Facebook’s social media platform dominance remained unchecked, operations and expectations were pressured by increased spending to bolster security and controls following hacks and other unauthorized uses of consumers’ data. This has limited visibility into the long-term margins of the company. In the industrials sector, Caterpillar shares were hurt by late economic cycle fears supported by slowing construction segment operating metrics in the second half of 2018. Uncertainty over China and large machinery markets also weighed in the stock.

What is your outlook?

While U.S. gross domestic product (GDP) growth likely peaked in 2018 at 2.9%, the growth outlook remains strong for 2019 at 2.6% at the end of the reporting period. The backdrop for U.S. consumers in 2019 also appears positive due to the outlook for slowing inflation growth (2.3% in 2019 versus 2.5% in 2018) and expectations for an even lower unemployment rate in 2019 (3.6% in 2019 versus 3.9% in 2018).

Many large-cap growth companies have benefited from several years of strong top-line growth and investors’ appetite for companies that are building to exploit the largest global market opportunities. However, we believe the focus may be transitioning to short-term metrics, profits and margins as a few of the leading technology companies undergo shifts, such as Apple from units to services and Facebook due to implementing controls. We anticipate investors will increase their scrutiny of valuations if a shift toward short-term metrics over long-term opportunities occurs.

Capitalizing on long-term trends in technology remains at the forefront of our investment process for the Fund. We remain focused on understanding the opportunities created as enterprises shift to the cloud and as new technologies such as Internet of Things (IoT), machine learning and autonomous driving change how industries come to market with new products and how consumers adopt new technologies. We believe a key long-term revenue growth opportunity for large-cap companies is the ability to monetize technology platforms through machine learning and data analytics, which benefits both enterprises and consumers.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.5%
Short-Term Investments	2.5%
Registered Investment Companies	2.0%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	36.9%
Consumer Discretionary	15.3%
Health Care	13.7%
Communications Services	12.2%
Industrials	8.3%
Financials	5.4%
Consumer Staples	2.1%
Equity Funds/ETFs	2.0%
Energy	1.6%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	7.8%
Alphabet, Inc., Class A	5.2%
Apple, Inc.	5.1%
Visa, Inc.	4.8%
Salesforce.com, Inc.	4.7%
Microsoft Corporation	4.7%
Facebook, Inc.	4.1%
MasterCard, Inc.	4.1%
PayPal Holdings, Inc.	3.9%
UnitedHealth Group, Inc.	3.0%

These securities represent 47.4% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	13.37%	12.08%	13.09%
with sales charge	8.29%	11.07%	12.59%

Class S	1-Year	5 Years	10 Years
Net Asset Value	13.70%	12.49%	13.52%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The S&P 500® Growth Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong growth characteristics.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP STOCK FUND

Kurt J. Lauber, CFA, Lauri Brunner, and Noah J. Monsen, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth.

Investment in Thrivent Large Cap Stock Fund involves risks including emerging markets, foreign securities, futures contract, investment adviser, issuer, large cap, market, and other funds risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective September 30, 2018, Lauri Brunner replaced Darren M. Bagwell, CFA as a portfolio manager of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Large Cap Stock Fund earned a return of 0.22%, compared with the median return of its peer group, the Lipper Global Large Cap Core Funds category, of -2.73%. The Fund’s market benchmark, the MSCI World Large Cap Index–USD Net Returns, earned a return of 1.98%.

What factors affected the Fund’s performance?

Relative to its peer group, the Fund’s outperformance was driven by strong stock selection within the technology, industrial and consumer discretionary sectors. Health care was a smaller, but also notable contributor. Within technology, bellwether cloud and networking names benefited from strong buildout spending and an expansion of valuation multiples to reflect the expected secular underpinnings of their businesses. The primary contributors were Apple, Red Hat (which entered a merger agreement with IBM at a significant premium), Microsoft, Salesforce.com and Cisco Systems. In the industrials sector, the Fund’s results were boosted by our stock selection within the transportation industry, where Boeing and railroads CSX and Norfolk Southern benefited from real and expected profitability gains in a cyclically favorable economic backdrop. Outperformance in the consumer discretionary sector resulted from a large overweighting in Amazon.com, which was also a significant beneficiary of the above-mentioned trends in technology.

The Fund’s worst relative performers were commodity-related areas within the energy and materials sectors. Within energy, the Fund’s focus on oil services and exploration was not successful since refiners and alternative energy companies performed better. Holdings in Weatherford International, Halliburton, Pioneer Natural Resources and Anadarko Petroleum dragged on results. Underperformance in materials was caused by poor market conditions and stock selection within chemicals, including positions in German company BASF and Japanese producer Kuraray. Additionally, holdings in Norwegian aluminum producer Norsk Hydro and North American packaging maker WestRock detracted from relative results.

Despite the peer group outperformance, the Fund underperformed its benchmark due to better results from the health care and financial sectors within the MSCI World Large Cap Index. Both sectors generated stronger returns than the peer group and negatively impacted the Fund’s relative returns versus the benchmark.

What is your outlook?

Our outlook for 2019 has moderated somewhat, both from the point of view of corporate performance and profitability, as well as the potential returns from risky assets like equities. On the positive side, the S&P 500 did generate better-than-expected aggregate profit and revenue growth in excess of 25% and 9%, respectively, in the third calendar quarter. However, the declining pace of earnings beats by aggressively priced market leaders and a moderation in the magnitude of upward revisions to earnings per share (EPS) estimates contributed to a dramatic sell off in U.S. stocks in October. Other factors also led to the broader sell off in stocks globally, including the continuation of U.S. and China trade tensions, slowing global trade, plummeting oil prices, fears of overly aggressive Federal Reserve (Fed) tightening and U.S. political turmoil post-midterm elections.

That said, we believe U.S. economic fundamentals will remain strong into 2020 with corporate profits anticipated to grow around 10%, while cost inflation and wages are expected to rise in a controlled manner. This should allow the Fed to continue normalizing monetary policy with three to four more rate hikes expected in the coming year. Although margins will likely fall from record levels, we believe they will remain resilient in part due to the productivity benefits of strong capital spending. Markets would also likely lift if world trade stabilized in conjunction with less-hostile China-U.S. rhetoric. A strong U.S. job market and wage gains are expected to keep the consumer healthy, which should minimize the downside risks to the U.S. economy. All considered, we believe the risk/reward backdrop for equities is skewed positively, but with foreign markets holding perhaps the greatest upside potential by the end of 2019 because of increasing stability in developed market economic and profitability trends.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	93.4%
Short-Term Investments	6.6%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	17.5%
Financials	13.1%
Consumer Discretionary	12.1%
Health Care	12.0%
Industrials	11.4%
Communications Services	8.6%
Materials	5.5%
Consumer Staples	5.4%
Energy	4.6%
Utilities	2.2%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	3.9%
Microsoft Corporation	2.8%
Apple, Inc.	2.7%
Alphabet, Inc., Class A	2.0%
Cisco Systems, Inc.	1.9%
Citigroup, Inc.	1.7%
Bank of America Corporation	1.6%
Visa, Inc.	1.5%
Goldman Sachs Group, Inc.	1.4%
Salesforce.com, Inc.	1.4%

These securities represent 20.9% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	0.22%	7.06%	9.23%
with sales charge	-4.30%	6.07%	8.73%

Class S	1-Year	5 Years	10 Years
Net Asset Value	0.56%	7.47%	9.72%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI World Large Cap Index - USD Net Returns is an index that represents large cap stocks in 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Investment in Thrivent Large Cap Value Fund involves risks including equity securities, foreign securities, investment adviser, issuer, large cap, market, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Large Cap Value Fund earned a return of 5.42%, compared with the median return of its peer group, the Lipper Large Cap Value Funds category, of 2.62%. The Fund’s market benchmark, the S&P 500® Value Index, earned a return of 3.02%.

What factors affected the Fund’s performance?

Security selection drove the Fund’s outperformance relative to the market benchmark and peer group, while results from sector allocations were flat. Strong stock selection in industrials continued to benefit performance led by positions in Boeing, CSX and Norfolk Southern, while lack of exposure to General Electric and its troubles also contributed. Technology was another area of consistent stock selection with Cisco Systems and Microsoft outperforming. Cisco Systems benefited from a new enterprise switching product cycle, as well as the transition of its business model to more recurring software revenue. The Fund also saw strong results in health care where Merck continued to show better outcomes in the fiercely competitive area of immunotherapy cancer drug research. Our position in Express Scripts benefited from the company’s acquisition by Cigna. In the communication services sector, the Fund’s position in Verizon Communications and lack of exposure to AT&T was beneficial. Verizon’s focus on its core wireless business started showing improvement versus AT&T’s media acquisition strategy. In consumer discretionary, Lowe’s benefited from strength in the home refurbishment market and the announcement of a new CEO, who has a plan to close the company’s large operating gap with Home Depot.

On the other hand, stock selection remained challenging in the energy sector. The Fund’s results were hurt by our lack of exposure to refining and an overweighting in energy services, especially Halliburton and Weatherford International. In utilities, the California fires negatively impacted our position in PG&E Corporation. In the financial sector, we continued to struggle with poor stock selection in the consumer finance and insurance industries. Although Synchrony Financial started to recover from credit issues that plagued it last year, the large contract loss of Walmart hurt performance. MetLife took a large charge related to its group annuity business at the beginning of the year that weighed on its shares.

What is your outlook?

Last year at this time, the world was entering a period of synchronized global growth. However, while the rate of improvement continued for the United States, it decelerated for many other large economies. The cooling of the global economy has not led to the type of overly optimistic behavior by consumers or corporations that usually precedes the economy overheating. Furthermore, the recent sharp market pullback as earnings outperform has put valuations more in line with historical averages. As a result, we have made no major changes to Fund’s allocations, and cash remains less than 5% of the portfolio.

Although traditional value sectors have underperformed, valuation as a factor has been a good guide in aiding stock selection within sectors over the past year. The Fund remains well overweighted in cheap valuation stocks through our process of ranking companies based on valuation, operating performance and catalysts. With that said, the Fund also remains overweighted in traditional value sectors like financials, materials and energy, where we believe some of the best opportunities based on low valuations can be found.

We have added more stocks to the portfolio due to strong relative performance during the past three years, which has forced us to sell some names based on valuation while adding new names. We cut back some of the Fund’s positions in industrials and technology throughout the year to buy pharmaceuticals Gilead Sciences and Johnson & Johnson. We sold Scripps Networks Interactive, which benefited from a takeover offer, and added to existing positions in Verizon Communications and Lowe’s. Early in the year, we trimmed our positions in Comerica and Zions Bancorporation because expectations for higher interest rates pushed them closer to price targets. We added U.S. Bancorp, Huntington Bancshares and Aflac because we believe they have more valuation upside and are less interest-rate sensitive.

We also reduced some the Fund’s names due to violation of our investment thesis. A lack of takeaway pipeline capacity hit energy companies to the benefit of refiners’ margins. Therefore, we sold Devon Energy due to persisting takeaway issues and bought Marathon Petroleum, which we believe should benefit from its Andeavor acquisition and the improved secular position of U.S. refining. We also sold Synchrony Financial because the firm was entering a risky renewal period for many large contracts.

We continued to hold PG&E and added Edison International after the California legislature passed a wildfire bill to address some of the fire liability issues. We also added Aetna based on its deal with CVS Health and held onto Express Scripts, which is merging with Cigna, because of our belief that the combined companies will be better able to lower overall health care costs for consumers and be more competitive in a consolidating health care landscape.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	97.3%
Short-Term Investments	2.7%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	24.6%
Health Care	15.9%
Information Technology	12.7%
Industrials	10.7%
Energy	9.4%
Communications Services	8.4%
Consumer Discretionary	4.9%
Consumer Staples	4.0%
Materials	3.6%
Utilities	3.0%

Top 10 Holdings
(% of Net Assets)
Cisco Systems, Inc.	5.1%
Bank of America Corporation	4.5%
Verizon Communications, Inc.	4.0%
Citigroup, Inc.	3.9%
Microsoft Corporation	3.6%
Merck & Company, Inc.	3.3%
Chevron Corporation	3.2%
Lowe’s Companies, Inc.	3.1%
Comcast Corporation	2.4%
PG&E Corporation	2.2%

These securities represent 35.3% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	5.42%	8.60%	10.53%
with sales charge	0.67%	7.60%	10.03%

Class S	1-Year	5 Years	10 Years
Net Asset Value	5.85%	9.03%	11.07%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The S&P 500® Value Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong value characteristics.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing electricity, food and transportation.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

Investment in Thrivent Limited Maturity Bond Fund involves risks including collateralized debt obligations (“CDO”), credit, derivatives, foreign securities, futures contract, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds and preferred securities risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Limited Maturity Bond Fund earned a return of 0.67%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 0.48%. The Fund’s market benchmark, the Bloomberg Barclays Government/ Credit 1-3 Year Bond Index, earned a return of 0.34%.

What factors affected the Fund’s performance?

Despite increasing trade war tensions, the U.S. economy strengthened while other economies across the globe slowed. The U.S. was spurred on by the late-2017 corporate tax cuts, improved trade policies, significant deregulation and a raft of positive economic data including falling unemployment, increased consumer spending, stronger manufacturing and rising business investment. U.S. gross domestic product (GDP) exhibited its strongest growth rate since the recovery began, reaching 4.2% in second quarter 2018. Oil prices rose for the majority of the reporting period to reach four-year highs in early October before dropping sharply in the final weeks due to a supply glut and falling demand because of the global economic slowdown.

Stronger U.S. economic growth and falling unemployment led the Federal Reserve (Fed) to continue raising the target federal funds rate with four hikes in December, March, June and September totaling 1.00%. As a result, the U.S. dollar strengthened versus most major currencies, contributing to increased market volatility and stress in emerging market countries. Following last year’s trend, the Treasury yield curve flattened further as rates moved higher for shorter-maturity securities than they did for longer-maturity Treasuries. Rates rose the most in the two-year segment of the Treasury curve, which was up 127 basis points to end at 2.87%, while 10-year Treasuries increased by 76 basis points to end at 3.15%. Yield spreads for risk assets versus Treasuries widened modestly from last year’s tight levels, but still remained quite narrow by historical standards.

The primary drivers of the Fund’s outperformance versus the Bloomberg Barclays benchmark and Lipper peer group were its security selection in the securitized sectors and its exposure to floating-rate securities. In the securitized area, the Fund benefited from exposure to nonagency residential mortgage-backed securities (RMBS), which experienced outsized gains versus the market. We invested approximately 6% of the portfolio in nonagency RMBS, which advanced around 4.6%. We also had approximately 25% of the portfolio invested in floating-rate securities, split fairly evenly between the securitized and investment-grade corporate sectors. Coupons on these securities reset upward as the Fed raised rates, helping the floating-rate portion of our portfolio to collectively return around 2.5%, significantly outpacing fixed-rate securities. The Fund’s modest 4% allocation to Treasury Inflation Protected Securities (TIPS) also proved beneficial because these securities outperformed nominal Treasuries. Additionally, the Fund benefited from a short duration versus the index, which lessened its interest rate sensitivity, and our positioning for a flatter yield curve through more exposure to modestly longer-maturity investment-grade credit. We used Treasury futures to lessen exposure at the front end of the curve and to dampen the interest rate impact from our longer-maturity investment-grade corporate bonds. The only detractor of note was exposure to foreign banks in our investment-grade credit allocation.

What is your outlook?

We believe the coming year will continue to be a more difficult return environment in the fixed-income market for several reasons. First, although spreads widened modestly during this period, they still remain tight by historical standards. Second, consensus estimates call for four more Fed rate hikes over the next 12 months. Third, the U.S. economy is likely to slow as the positive impact from corporate tax reform subsides somewhat and the Fed removes fiscal stimulus. While this remains a challenging backdrop for a fund focused on shorter-maturity, spread-related assets, we continue to believe our portfolio is well positioned.

We are maintaining the Fund’s high-quality focus with more than half of the portfolio invested in AAA-rated and AA-rated securities. We are also allocating approximately one-fourth of our portfolio to floating-rate securities, which tend to perform better than fixed-rate bonds when rates rise because their coupons reset monthly or quarterly. In an effort to further mitigate the impact of additional rate increases, we are keeping the Fund’s duration at its shortest level since pre-crisis at 1.6 years versus 1.8 years for our benchmark. Although a significant amount of yield curve compression has already taken place, we believe the trend will likely continue; therefore, we have maintained a curve-flattening bias. We are remaining neutral in terms of investment-grade credit exposure and underweight in both high-yield credit and leveraged loans as a precaution as we get closer to the end of the current economic cycle. In the event of significant spread widening or market distress, these asset classes would likely experience more volatility. At the same time, we continue to overweight high-quality, securitized debt because of better fundamentals supporting these securities. We also continue to overweight nonagency RMBS and AAA-rated, floating-rate collateralized loan obligations.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Asset-Backed Securities	26.4%
U.S. Government and Agencies	18.5%
Financials	17.5%
Collateralized Mortgage Obligations	5.6%
Consumer Non-Cyclical	5.2%
Energy	3.9%
Commercial Mortgage-Backed Securities	3.6%
Mortgage-Backed Securities	3.5%
Communications Services	2.6%
Utilities	2.3%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	6.6%
U.S. Treasury Notes	2.2%
U.S. Treasury Notes, TIPS	1.9%
Federal National Mortgage Association	1.6%
Federal National Mortgage Association Conventional 15-yr. Pass Through	1.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.2%
U.S. Treasury Bonds	0.9%
U.S. Treasury Notes	0.7%
U.S. Treasury Bonds, TIPS	0.7%
Cedar Funding VI CLO, Ltd.	0.6%

These securities represent 17.6% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.67%	1.41%	2.86%

Class S2	1-Year	5 Years	10 Years
Net Asset Value	0.94%	1.63%	3.12%

Value of a $10,000 Investment

Class A Shares 1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A shares and Class S shares have no sales load.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The Bloomberg Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LOW VOLATILITY EQUITY FUND

Noah J. Monsen, CFA and Brian W. Bomgren, CQF, Portfolio Co-Managers

The Fund seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Low Volatility Equity Fund involves risks including equity security, foreign securities, futures contract, investment adviser, issuer, large cap, market, mid cap, quantitative investing, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Low Volatility Equity Fund earned a return of 1.92%. Its benchmark, the MSCI World Minimum Volatility Index–USD Net Returns, earned a return of 3.84%.

What factors affected the Fund’s performance?

The low volatility strategy provided some protection during periods of elevated market volatility and falling stock prices in February and October, allowing the Fund to outperform the broad market, as represented by the MSCI World Index, which returned 1.72% during the reporting period. At the same time, the Fund delivered lower volatility than the broad market index, with realized volatility of 8.7%, versus 10.9% realized volatility for the MSCI World Index.

In managing the Fund, our investment team uses a quantitative factor model to identify stock characteristics that have historically been associated with higher stock returns. Throughout this period, many of these factors underperformed, making this a challenging year to outperform our benchmark index. In particular, value factors (buying stocks that have low prices relative to earnings, cash flows or assets) performed poorly in most global regions. Value factors are an important input into the Fund’s investment process, and therefore contributed negatively to its relative performance.

Momentum factors (buying stocks with recent price increases), which are another important input to our investment process, had marginally positive returns during the year. Therefore, momentum factors only contributed slightly to the Fund’s return. Quality and profitability factors made the greatest positive contribution to the Fund’s return because these factors generally performed well in most regions.

Industry and country allocations provided positive contributions for the year, while currency exposures offset some of those gains. In terms of country exposures, the Fund benefited the most from its above-benchmark allocations to Japan and the U.K., although the latter was mostly offset by depreciation of the British pound.

The Fund experienced outperformance from its overweighting to technology stocks, especially in the software industry. However, results from the health care sector were negative because underweightings to both the health care equipment and health care services industries were drags on performance.

What is your outlook?

We anticipate the various factors we track will revert closer to historical norms in terms of their performance in the coming year. In particular, valuation dispersion has reached levels where we expect value factors to begin outperforming after a prolonged period of underperformance versus growth factors. We also believe political and economic risks globally will continue to be a source of uncertainty that will benefit the low volatility strategy relative to the market overall. As we witnessed this year, this often manifests itself in short bursts of volatility during which low volatility stocks provide some degree of downside protection to the portfolio.

On the other hand, we do see some risks to the Fund related to the expected continuation of interest rate hikes in the U.S. Many of the Fund’s low volatility stocks from the U.S. are sensitive to interest rate increases due to their higher dividend yields. The valuations of these high dividend stocks may be hurt by rising rates because their dividend yields become less attractive relative to fixed-income securities.

In addition, rising U.S. interest rates may cause continued appreciation of the U.S. dollar relative to foreign currencies because we do not expect rates in foreign markets to increase at the same pace. As the U.S. dollar appreciates, the value of foreign assets will fall for U.S. investors. This risk is exacerbated for stocks in the U.K. because uncertainty related to the country’s exit from the European Union could lead to further depreciation of the pound.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.4%
Short-Term Investments	4.6%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Health Care	15.4%
Consumer Staples	13.7%
Financials	13.5%
Information Technology	13.4%
Consumer Discretionary	10.8%
Utilities	8.6%
Industrials	8.1%
Communications Services	5.0%
Real Estate	4.3%
Materials	1.9%

Top 10 Holdings
(% of Net Assets)
PepsiCo, Inc.	2.0%
Pfizer, Inc.	2.0%
CLP Holdings, Ltd.	1.9%
CGI Group, Inc.	1.9%
Japan Tobacco, Inc.	1.9%
SmartCentres Real Estate Investment Trust	1.8%
Allstate Corporation	1.8%
Lawson, Inc.	1.8%
Sekisui House, Ltd.	1.7%
Roche Holding AG	1.6%

These securities represent 18.4% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class S	1-Year	From Inception 2/28/2017
Net Asset Value	1.92%	6.32%

Value of a $10,000 Investment

Class S Shares 1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*

Morgan Stanley Capital International (MSCI) World Minimum Volatility Index - USD Net Returns measures the performance characteristics of a minimum variance strategy applied to a universe of large- and mid-cap stocks in 23 developed market countries. It is an optimized version of the MSCI World Index. It is not possible to invest directly in the Index. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

Investment in Thrivent Mid Cap Stock Fund involves risks including equity security, investment adviser, issuer, market, mid cap and other funds risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Mid Cap Stock Fund earned a return of 4.07%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 0.02%. The Fund’s market benchmark, the S&P MidCap 400® Index, earned 1.02%.

What factors affected the Fund’s performance?

Thrivent Mid Cap Stock Fund significantly outperformed its peer group and benchmark due to strong security selection across a diverse group of sectors including financials, materials, communication services, information technology and energy. Favorable results in the financial sector were led by Interactive Brokers Group and a plethora of regional banks. Interactive Brokers benefited from growing market share within its customer base, while our regional bank holdings saw their valuations improve from historically low levels after the economy improved and interest rates increased. In the materials sector, shares of Steel Dynamics advanced due to higher steel prices driven by an improving economy and tariffs on imported steel. Within the communication services sector, Twitter’s management focused on execution by improving the company’s platform and engagement with advertisers, which drove revenue, earnings, cash flow and ultimately the stock price. Red Hat was acquired by IBM during the period and buoyed results in the information technology sector. Finally, increasing oil prices and the takeover of refining company Andeavor by Marathon Petroleum contributed to solid performance across the energy sector.

These positive contributors were slightly offset by underperformance within the consumer staples and consumer discretionary sectors. Poor execution, lost market share and a bloated product base caused problems for Hain Celestial within the consumer staples sector. In the consumer discretionary sector, shares of Toll Brothers suffered after new limits on interest deductibility and rising mortgage rates negatively impacted housing affordability. Lastly, increasing raw material costs and integration challenges in Europe battered Whirlpool.

What is your outlook?

Investors continue to analyze an increasing number of crosscurrents to determine the future direction of the market. On the positive side, low unemployment, high business and consumer confidence, improving average hourly earnings and restrained inflation are giving investors comfort that the economy is on a solid foundation. However, the level at which the Federal Reserve will stop raising the target federal funds rate and the trade conflict with China remain unresolved topics that may increase market volatility moving forward. At the same time, valuation spreads between the most expensive and average stocks across the mid-cap universe remain at average levels relative to history. Given this backdrop, we are focused on finding companies that can achieve superior growth even in a potentially slowing economy, as well as attractively priced stocks that may help protect capital if an all-out trade war with China ensues.

An improving economy, attractive valuations and company-specific attributes are providing many opportunities across the industrial universe. Airlines trade at attractive valuations and should benefit if the economic expansion continues, capacity grows at a reasonable rate and costs are kept under control. An increasing defense spending environment has also created attractive opportunities within the aerospace and defense industry. The Fund remains over weighted in the financial sector with a focus on regional banks because we believe that rising interest rates, increasing profitability and the return of excess capital to shareholders should improve valuations.

The consumer sectors, both discretionary and staples, represented the Fund’s largest under weightings. Both industries suffered from increasing competition, a lack of pricing power and potentially increasing costs. Amazon has clearly increased the competitive landscape across both industries and continues to take market share in a growing list of consumer categories. At the same time, higher tariffs are creating cost headwinds. The combination of a difficult sales environment and increasing costs will potentially lower returns throughout the consumer industries, which is typically not a good backdrop for improving stock prices.

Overall, we continue to focus on security selection to drive the Fund’s long-term performance. We continue to seek out companies that are improving their return on invested capital (ROIC) through a combination of increasing sales, improving margins and effectively managing capital.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	91.2%
Short-Term Investments	8.8%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	18.7%
Financials	17.7%
Information Technology	14.6%
Health Care	8.1%
Consumer Discretionary	7.8%
Real Estate	6.2%
Energy	5.0%
Materials	4.2%
Communications Services	3.9%
Utilities	3.2%

Top 10 Holdings
(% of Net Assets)
Red Hat, Inc.	4.5%
Zions Bancorporations NA	3.7%
Southwest Airlines Company	3.1%
Huntington Ingalls Industries, Inc.	2.9%
Akamai Technologies, Inc.	2.7%
Alliance Data Systems Corporation	2.7%
Twitter, Inc.	2.5%
Assured Guaranty, Ltd.	2.4%
KeyCorp	2.4%
Markel Corporation	2.1%

These securities represent 29.0% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	4.07%	12.07%	14.86%
with sales charge	-0.62%	11.04%	14.33%

Class S	1-Year	5 Years	10 Years
Net Asset Value	4.36%	12.47%	15.36%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	S&P MidCap 400® Index represents the average performance of a group of 400 medium capitalization stocks.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATE ALLOCATION FUND

David S. Royal, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

Investment in Thrivent Moderate Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, non-diversified, other funds, portfolio turnover rate, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Moderate Allocation Fund earned a return of 0.50%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of -0.76%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of 7.35%, -2.05% and -8.24%, respectively.

What factors affected the Fund’s performance?

After an exceptionally quiet 2017, market volatility returned this year in the form of two swift equity market drawdowns of approximately 10%. Typically, excessive market volatility presents a more challenging environment for our asset allocation funds because of their procyclical positioning. However, during this reporting period, the Moderate Allocation Fund outperformed its peer group median, primarily due to favorable results from our asset allocation decisions and the relative outperformance of several of the underlying Fund managers. Additionally, as part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes when deemed appropriate. In 2018, the Fund benefited from several of these tactics. First, an underweighting to international equities that we instituted in March added value because domestic equities materially outperformed. Second, in September, we eliminated an existing overweighting to domestic small-cap stocks, which allowed the Fund to capture the relative year-to-date outperformance of the position just prior to the small-cap segment’s material underperformance during the October decline. Beyond these tactical adjustments, we employed several risk-mitigating strategies, such as the extension of a NASDAQ 100 short position and the initiation of a low volatility strategy. These also proved successful in hedging the Fund’s overweighting to risk assets, including mega-cap technology stocks.

Broadly speaking, stock selection also provided strong contributions to relative performance, led by material outperformance in the large-cap growth and value spaces and smaller relative gains in the mid-cap core, small-cap core and growth areas. Only the international and mid-cap growth managers underperformed their benchmarks. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from strong performance in information technology, industrials and health care, with modest underperformance from energy, consumer staples and utilities.

In the fixed-income market, we saw the Treasury yield curve flatten significantly as yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve (Fed) increased the federal funds rate four times, which had the most impact on short-term rates. Intermediate- and long-term rates also rose, but less than short rates. Higher interest rates weighed on much of the fixed-income market with corporate bond returns ranging from slightly positive to moderately negative. Also, yield spreads over Treasuries—a form of risk premium—increased for investment-grade and high-yield corporate bonds as well as emerging markets debt, which negatively impacted returns. However, securities with floating rates that increase as interest rates rise produced the strongest returns, including leveraged loans and some securitized assets. The fixed-income portion of the Fund outperformed in part because it was positioned for the Treasury curve to flatten. Additionally, this segment of the Fund benefited from its overweighting in securitized assets, including nonagency mortgage-backed securities. Leveraged loan holdings also boosted relative performance, while high-yield holdings underperformed. Treasury futures were used in the fixed-income portfolio to help manage interest rate exposure.

What is your outlook?

At the beginning of the period, valuations were elevated. However, after the swift market decline in October 2018, valuations across asset classes appeared in line with their long-term averages and, in some cases such as international, they appeared cheap. Economically, the U.S. remains strong with historically low unemployment, strong business sentiment and robust manufacturing activity. Internationally, however, we see a different story with Europe and Asia showing marked weakness. We expect economic growth to moderate in the U.S. as the Fed continues raising rates at a measured pace into 2019, while trade tensions and market volatility will likely persist. As a result, we have positioned the Fund with a modest underweighting in equities, while maintaining diversifying strategies to hedge more volatile risk assets such as technology, emerging markets, growth and momentum. Within fixed income, the Fund has a roughly neutral position in corporate credit, along with an underweighting to emerging markets debt, and an overweighting to securitized assets such as nonagency mortgage-backed securities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	30.5%
Large Cap	26.5%
Short-Term Investments	12.0%
International	10.6%
Small Cap	5.3%
Mid Cap	4.1%
Floating Rate Debt	3.6%
High Yield	3.4%
Multi-Cap	2.5%
Emerging Markets Debt	1.5%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Fund, Class S	8.1%
Thrivent Large Cap Growth Fund, Class S	6.7%
Thrivent Partner Worldwide Allocation Fund, Class S	5.1%
Thrivent Income Fund, Class S	4.7%
Thrivent Mid Cap Stock Fund, Class S	4.5%
Thrivent Core Low Volatility Equity Fund	2.9%
Thrivent Limited Maturity Bond Fund, Class S	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%

These securities represent 41.5% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned an asset class.

The Portfolio Composition char excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	0.50%	5.06%	8.31%
with sales charge	-3.99%	4.09%	7.81%

Class S	1-Year	5 Years	10 Years
Net Asset Value	0.77%	5.39%	8.67%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation..

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

David S. Royal, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

Investment in Thrivent Moderately Aggressive Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, non-diversified, other funds, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Moderately Aggressive Allocation Fund earned a return of 1.37%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 0.03%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of 7.35%, -2.05% and -8.24%, respectively.

What factors affected the Fund’s performance?

After an exceptionally quiet 2017, market volatility returned this year in the form of two swift equity market drawdowns of approximately 10%. Typically, excessive market volatility presents a more challenging environment for our asset allocation funds because of their procyclical positioning. However, during this reporting period, the Moderately Aggressive Allocation Fund outperformed its peer group median, primarily due to favorable results from our asset allocation decisions and the relative outperformance of several of the underlying Fund managers. Additionally, as part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes when deemed appropriate. In 2018, the Fund benefited from several of these tactics. First, an underweighting to international equities that we instituted in March added value because domestic equities materially outperformed. Second, in September, we eliminated an existing overweighting to domestic small-cap stocks, which allowed the Fund to capture the relative year-to-date outperformance of the position just prior to the small-cap segment’s material underperformance during the October decline. Beyond these tactical adjustments, we employed several risk-mitigating strategies, such as the extension of a NASDAQ 100 short position and the initiation of a low volatility strategy. These also proved successful in hedging the Fund’s overweighting to risk assets, including mega-cap technology stocks.

Broadly speaking, stock selection also provided strong contributions to relative performance, led by material outperformance in the large-cap growth and value spaces and smaller relative gains in the mid-cap core, small-cap core and growth areas. Only the international and mid-cap growth managers underperformed their benchmarks. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from strong performance in information technology, industrials and health care, with modest underperformance from energy, consumer staples and utilities.

In the fixed-income market, we saw the Treasury yield curve flatten significantly as yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve (Fed) increased the federal funds rate four times, which had the most impact on short-term rates. Intermediate- and long-term rates also rose, but less than short-term rates. Higher interest rates weighed on much of the fixed-income market with corporate bond returns ranging from slightly positive to moderately negative. Also, yield spreads over Treasuries, a form of risk premium, increased for investment-grade and high-yield corporate bonds as well as emerging markets debt, which negatively impacted returns. However, securities with floating rates that increase as interest rates rise produced the strongest returns, including leveraged loans and some securitized assets. The fixed-income portion of the Fund outperformed in part because it was positioned for the Treasury curve to flatten. Additionally, this segment of the Fund benefited from its overweighting in securitized assets, including nonagency mortgage-backed securities. Leveraged loan holdings also boosted relative performance, while high-yield holdings underperformed. Treasury futures were used in the fixed-income portfolio to help manage interest rate exposure.

What is your outlook?

At the beginning of the period, valuations were elevated. However, after the swift market decline in October 2018, valuations across asset classes appeared in line with their long-term averages and, in some cases such as international, they appeared cheap. Economically, the U.S. remains strong with historically low unemployment, strong business sentiment and robust manufacturing activity. Internationally, however, we see a different story with Europe and Asia showing marked weakness. We expect economic growth to moderate in the U.S. as the Fed continues raising rates at a measured pace into 2019, while trade tensions and market volatility will likely persist. As a result, we have positioned the Fund with a modest underweighting in equities, while maintaining diversifying strategies to hedge more volatile risk assets such as technology, emerging markets, growth and momentum. Within fixed income, the Fund has a roughly neutral position in corporate credit, along with an underweighting to emerging markets debt, and an overweighting to securitized assets such as nonagency mortgage-backed securities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	36.1%
Investment Grade Debt	16.5%
International	14.7%
Short-Term Investments	12.1%
Small Cap	8.5%
Mid Cap	4.9%
Multi-Cap	2.7%
High Yield	1.8%
Floating Rate Debt	1.8%
Emerging Markets Debt	0.9%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund, Class S	8.3%
Thrivent Large Cap Value Fund, Class S	8.1%
Thrivent Large Cap Growth Fund, Class S	7.3%
Thrivent Mid Cap Stock Fund, Class S	5.9%
Thrivent Large Cap Stock Fund, Class S	4.7%
Thrivent Core Low Volatility Equity Fund	3.0%
Thrivent Core International Equity Fund	2.9%
Thrivent Income Fund, Class S	2.2%
Thrivent Small Cap Stock Fund, Class S	1.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%

These securities represent 45.3% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	1.37%	6.33%	9.62%
with sales charge	-3.22%	5.35%	9.12%

Class S	1-Year	5 Years	10 Years
Net Asset Value	1.61%	6.65%	9.99%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product..

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

David S. Royal, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

Investment in Thrivent Moderately Conservative Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, non-diversified, other funds, portfolio turnover rate, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Moderately Conservative Allocation Fund earned a return of -0.45%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of -1.07%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of 7.35%, -2.05% and -8.24%, respectively.

What factors affected the Fund’s performance?

After an exceptionally quiet 2017, market volatility returned this year in the form of two swift equity market drawdowns of approximately 10%. Typically, excessive market volatility presents a more challenging environment for our asset allocation funds because of their procyclical positioning. However, during this reporting period, the Moderately Conservative Allocation Fund outperformed its peer group median, primarily due to favorable results from our asset allocation decisions and the relative outperformance of several of the underlying Fund managers. Additionally, as part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes when deemed appropriate. In 2018, the Fund benefited from several of these tactics. First, an underweighting to international equities that we instituted in March added value because domestic equities materially outperformed. Second, in September, we eliminated an existing overweighting to domestic small-cap stocks, which allowed the Fund to capture the relative year-to-date outperformance of the position just prior to the small-cap segment’s material underperformance during the October decline. Beyond these tactical adjustments, we employed several risk-mitigating strategies, such as the extension of a NASDAQ 100 short position and the initiation of a low volatility strategy. These also proved successful in hedging the Fund’s overweighting to risk assets, including mega-cap technology stocks.

Broadly speaking, stock selection also provided strong contributions to relative performance, led by material outperformance in the large-cap growth and value spaces and smaller relative gains in the mid-cap core, small-cap core and growth areas. Only the international and mid-cap growth managers underperformed their benchmarks. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from strong performance in information technology, industrials and health care, with modest underperformance from energy, consumer staples and utilities.

In the fixed-income market, we saw the Treasury yield curve flatten significantly as yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve (Fed) increased the federal funds rate four times, which had the most impact on short-term rates. Intermediate- and long-term rates also rose, but less than short-term rates. Higher interest rates weighed on much of the fixed-income market with corporate bond returns ranging from slightly positive to moderately negative. Also, yield spreads over Treasuries, a form of risk premium, increased for investment-grade and high-yield corporate bonds as well as emerging markets debt, which negatively impacted returns. However, securities with floating rates that increase as interest rates rise produced the strongest returns, including leveraged loans and some securitized assets. The fixed-income portion of the Fund outperformed in part because it was positioned for the Treasury curve to flatten. Additionally, this segment of the Fund benefited from its overweighting in securitized assets, including nonagency mortgage-backed securities. Leveraged loan holdings also boosted relative performance, while high-yield holdings underperformed. Treasury futures were used in the fixed-income portfolio to help manage interest rate exposure.

What is your outlook?

At the beginning of the period, valuations were elevated. However, after the swift market decline in October 2018, valuations across asset classes appeared in line with their long-term averages and, in some cases such as international, they appeared cheap. Economically, the U.S. remains strong with historically low unemployment, strong business sentiment and robust manufacturing activity. Internationally, however, we see a different story with Europe and Asia showing marked weakness. We expect economic growth to moderate in the U.S. as the Fed continues raising rates at a measured pace into 2019, while trade tensions and market volatility will likely persist. As a result, we have positioned the Fund with a modest underweighting in equities, while maintaining diversifying strategies to hedge more volatile risk assets such as technology, emerging markets, growth and momentum. Within fixed income, the Fund has a roughly neutral position in corporate credit, along with an underweighting to emerging markets debt, and an overweighting to securitized assets such as nonagency mortgage-backed securities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	43.3%
Large Cap	17.6%
Short-Term Investments	12.2%
International	6.4%
Floating Rate Debt	5.8%
High Yield	5.1%
Small Cap	2.9%
Mid Cap	2.9%
Emerging Markets Debt	2.2%
Multi-Cap	1.6%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund, Class S	7.7%
Thrivent Large Cap Value Fund, Class S	7.3%
Thrivent Limited Maturity Bond Fund, Class S	4.4%
Thrivent Partner Worldwide Allocation Fund, Class S	4.1%
Thrivent Large Cap Growth Fund, Class S	3.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.8%
Thrivent High Yield Fund, Class S	2.5%
U.S. Treasury Notes	2.5%

These securities represent 41.2% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned an asset class.

The Portfolio Composition char excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	-0.45%	3.76%	6.59%
with sales charge	-4.94%	2.82%	6.10%

Class S	1-Year	5 Years	10 Years
Net Asset Value	-0.18%	4.09%	6.91%

Value of a $10,000 Investment

Class A Shares*,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share. Investment in Thrivent Money Market Fund involves risks including credit, government securities, interest rate, money market fund and redemption risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

The Fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Money Market Fund earned a return of 1.13%, compared with the median net return of its peer group, the Lipper U.S. Government Money Market Funds category, of 1.10%.

What factors affected the Fund’s performance?

During the first few months of the period, the world enjoyed a synchronized global economic recovery led by the U.S. with surprising strength also seen in Japan and Europe. As we moved into 2018, however, world economies began to diverge with the U.S. continuing to gain traction while other economies slowed, particularly in Europe and Asia. Despite increasing trade war tensions with its major trading partners, the U.S. economy was spurred on by the late-2017 corporate tax cuts, improved trade policies, significant deregulation, oil independence and a raft of positive economic data including falling unemployment, increased consumer spending, stronger manufacturing and rising business investment. U.S. gross domestic product (GDP) exhibited its strongest growth rate since the recovery began, reaching 4.2% in second quarter 2018.

Stronger economic growth and falling unemployment led the Federal Reserve (Fed) to continue raising the target federal funds rate with four hikes in December, March, June and September totaling 1.00%. Following last year’s trend, the Treasury yield curve flattened further as rates moved higher for shorter-maturity securities than they did for longer-maturity Treasuries. Three-month Treasury bill rates, for example, rose 117 basis points to end at 2.33%. The three-month London Interbank Offered Rate (LIBOR) also rose significantly over the period by 118 basis points, reaching 2.56% as of October 31, 2018. LIBOR is the most widely used global benchmark for short-term rates.

Thrivent Money Market Fund continues to operate as a government money market fund, and as such, offers a stable $1.00 share price and is not required to impose redemption gates or liquidity fees. However, it must invest at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized by government securities. As of October 31, 2018, net assets in the Fund totaled approximately $476 million and 100% of the portfolio was invested in U.S. government obligations or U.S. government-supported securities. Within the portfolio, we continued to invest heavily in variable-rate demand notes (VRDNs), which represented approximately 25% of net assets at fiscal year-end, to lessen the Fund’s sensitivity to rising interest rates. We favor VRDNs because they typically have weekly interest rate resets, ensuring that their yields reflect the current rate environment.

As a government money market fund, the Fund is also required to maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days. During the period, the Fund’s WAM and WAL remained well within these guidelines, ending at 34 days and 100 days, respectively. We continued to emphasize a conservative posture for the Fund, while remaining focused on our primary goals of liquidity, safety and a stable $1.00 share price.

What is your outlook?

At period end, the market consensus was calling for another federal funds rate increase in December 2018 and two to three more increases in 2019, based on the strength of the U.S. economy and job market. As a result, short-term yields will continue to rise. We remain focused on maintaining safety and liquidity as we look to capitalize on the potential for higher rates in the coming year. We will continue to monitor Fed guidance as well as market and regulatory developments that may impact our market going forward. That said, we believe the current administration has made a number of positive structural changes that will continue to support U.S. economic growth, including deregulation, updated trade policies and lower corporate taxes, which have resulted in a large amount of cash being repatriated by U.S. corporations.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt	77.6%
U.S. Treasury Debt	22.4%

Total	100.0%

Quoted Portfolio Composition is subject to change.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
Net Asset Value	1.13%	0.23%	0.18%

Class S2	1-Year	5 Years	10 Years
Net Asset Value	1.29%	0.32%	0.24%

Money Market Fund Yields*

As of October 31, 2018

	Class A	Class S
7-Day Yield	1.73%	1.81%
7-Day Yield Gross of Waivers	1.63%	1.71%

7-Day Effective Yield	1.75%	1.83%
7-Day Effective Yield Gross of Waivers	1.65%	1.73%

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A shares and Class S shares have no sales load.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results. The yield quotation more closely reflects the current earnings of the Thrivent Money Market Fund than the total return quotations.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.

Investment in Thrivent Municipal Bond Fund involves risks including credit, futures contract, interest rate, investment adviser, liquidity, market, municipal bond, and tax risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Municipal Bond Fund earned a return of -1.08%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of -0.51%. The Fund’s market benchmark, the Bloomberg Barclays Municipal Bond Index, earned a return of -0.51%.

What factors affected the Fund’s performance?

At the end of 2017, the municipal bond market was overshadowed by uncertainty as investors awaited the outcome of proposed tax law changes. Muni bond issuance hit a record high in December as deals were rushed to the market and bonds were readily snapped up by investors due to fears that the future tax-exempt status of part or all of the market was in jeopardy. In late December, the U.S. passed the largest piece of U.S. tax reform legislation in more than three decades. Although the tax-exempt status of all muni bonds—including private activity bonds—was left intact, the bill made several other changes that impact the market. First, the new law greatly reduces or caps deductions previously allowed for investors, including a new $10,000 limit on state and local tax (SALT) deductibility. The SALT deduction cap has contributed to demand for muni bonds in certain high-tax states like California. Second, issuers are now prohibited from advanced refunding of outstanding municipal debt. Although pre-refunded bonds that are already outstanding will still be available until their call dates, no more will be created in the future. This will greatly decrease the amount of new supply issuance, while eventually removing an important market segment that is attractive to risk-averse investors. Third, the bill sharply lowered corporate tax rates, which means that banks and insurance companies do not have the same incentive to own muni bonds, particularly longer maturities. This selling pressure contributed to the cheapening of longer-maturity muni bonds. Following the flood of muni bond issuance at the end of 2017, the first few months of 2018 saw dramatically lower levels than normal with year-to-date issuance down 20%. Despite the decrease, yields increased across all maturities as the Fed continued to raise short-term rates. However, short-term munis were able to outperform in this environment. Also worth noting, the price of Puerto Rico’s general obligation (GO) bonds and Cofina bonds, which are backed by sales taxes, rallied in August and September after a federal oversight board reached agreements with bond holders regarding the commonwealth’s debt restructuring efforts. This development marked a significant milestone in resolving Puerto Rico’s debt crisis.

The Fund underperformed the peer group and benchmark primarily because of our portfolio’s higher-quality bias. Credit spreads generally tightened causing lower-quality, high-yield muni securities to outperform higher-quality, investment-grade bonds in 11 of the 12 months during the period. We also saw weaker results from two holdings in the hospital and continuing care retirement community (CCRC) areas. The first, Mission Health, was a well-run hospital system in North Carolina that agreed to merge with for-profit hospital chain HCA Healthcare, which will result in a bond call at par. The second was non-profit CCRC provider Lifespace Communities, which was downgraded by Fitch due to capital expenditure plans. Also, several of the Fund’s larger positions were non-callable bonds, which did not perform well due to their longer durations (i.e., interest rate sensitivity). Additionally, we did not own bonds from Puerto Rico, which detracted from relative performance after they rebounded sharply.

On the positive side, the Fund continued to generate a significantly higher level of tax-exempt income than its peers, as measured by its 12-month distribution yield. Also, performance was aided by our portfolio’s shorter overall duration. Our best-performing position was a Buckeye Tobacco Settlement Financing Authority revenue bond that benefited from credit-spread tightening. We also successfully shorted two-year Treasury futures to lessen exposure to rising rates at the front end of the curve because of our portfolio’s heavy weighting in short-duration, pre-refunded bonds. In addition, we saw favorable results from our exposure to Illinois GO bonds and the Illinois Metropolitan Pier and Exposition Authority tax revenue bond. Finally, we held a small short position in 30-year Treasury futures to hedge some of the duration risk from one of the Fund’s longer maturity bonds.

What is your outlook?

Based on the strength of the economy and job market, we expect the Federal Reserve to increase the federal funds rate again in December 2018 and at least two more times in 2019. Although tax reform passage removed a great deal of uncertainty, we will continue to closely monitor trade policy and other developments coming out of Washington and the states that could affect the market. Two areas of greater concern are the impacts of pension reform and the expansion of Medicaid on state budgets. In terms of the latter, states are now required to cover a portion of the Medicaid expansion costs as part of the Affordable Care Act. Also, we may see new issuance increase if the current administration is successful with plans to increase infrastructure spending.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Escrowed/Pre-refunded	19.1%
Transportation	17.0%
Health Care	15.1%
Education	13.0%
General Obligation	10.1%
Other Revenue	6.9%
Water & Sewer	5.9%
Tax Revenue	5.0%
Electric Revenue	3.4%
Housing Finance	2.9%

Top 10 States
(% of Net Assets)
California	11.4%
Texas	9.3%
New York	7.6%
Illinois	6.6%
Florida	5.7%
Ohio	5.3%
Colorado	4.0%
Minnesota	3.6%
Massachusetts	3.5%
Washington	3.4%

Investments in securities in these States represent 60.4% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors, and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	-1.08%	2.94%	4.35%
with sales charge	-5.56%	1.99%	3.86%

Class S	1-Year	5 Years	10 Years
Net Asset Value	-0.85%	3.19%	4.62%

Value of a $10,000 Investment

Class A Shares*,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Stephen D. Lowe, CFA, Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co- Managers

The Fund seeks a high level of current income consistent with capital preservation.

Investment in Thrivent Opportunity Income Plus Fund involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity security, ETF, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, real estate investment trust (“REIT”), and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Opportunity Income Plus Fund earned a return of 0.31%, compared with the median return of its peer group, the Lipper Multi-Sector Income Funds category, of -0.87%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, earned returns of 0.30%, 4.54% and -1.52%, respectively.

What factors affected the Fund’s performance?

During the first few months of the period, the world enjoyed a synchronized global economic recovery led by the U.S. However, world economies began to diverge in 2018 as the U.S. gained traction while other economies slowed, particularly in Europe and Asia. Despite increasing trade war tensions with its major trading partners, the U.S. economy was spurred on by the late-2017 corporate tax cuts, improved trade policies, significant deregulation and a raft of positive economic data, including falling unemployment, increased consumer spending, stronger manufacturing and rising business investment. U.S. gross domestic product (GDP) exhibited its strongest growth rate since the recovery began, reaching 4.2% in second quarter 2018. Stronger U.S. economic growth and falling unemployment led the Federal Reserve (Fed) to continue raising the target federal funds rate with four hikes in December, March, June and September totaling 1.00%. Following last year’s trend, the Treasury yield curve flattened further as rates moved higher for shorter-maturity securities than they did for longer-maturity Treasuries. In the 10- year segment of the Treasury market, rates rose 76 basis points to end the period at 3.15%.

We continued to invest a significant portion of the Fund in the corporate credit sectors, including approximately 33% in floating-rate leveraged bank loans, 14% in high-yield corporate bonds and 10% in investment-grade corporate bonds. We allocated approximately 24% of the Fund to securitized assets, split fairly evenly between agency mortgage-backed securities and nonagency residential mortgage-backed securities (RMBS). The Fund’s emerging market (EM) exposure represented approximately 14% of net assets, while approximately 5% of the portfolio was invested in preferred securities, alternative equity products and cash.

The Fund’s outperformance versus its Lipper peers was primarily the result of two factors. First, our portfolio had heavy exposure to floating-rate leveraged bank loans, which was one of the strongest-performing areas of the fixed-income market and significantly outperformed both investment-grade and high-yield credit. The Fund’s leveraged loans generated a 4.4% return, which was slightly below the S&P/LSTA Leveraged Loan Index, but we had more allocated to the sector versus our peers. Second, within the Fund’s securitized exposure, our performance was enhanced by an overweighting in nonagency RMBS. The Fund’s nonagency RMBS holdings experienced outsized gains of 4.7% versus the overall market and especially relative to the negative return of the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. The Fund also modestly benefited from a short duration, which lessened its interest rate sensitivity, and our positioning for a flatter yield curve. On the negative side, we hedged some of the alternative equity exposure with a short position in S&P 500® futures, which offset the positive results from this segment.

What is your outlook?

We believe the coming year will continue to be a more difficult return environment in the fixed-income market for several reasons. First, although spreads widened modestly during this period, they still remain tight by historical standards. Second, consensus estimates call for four more Fed rate hikes over the next 12 months. Third, the U.S. economy is likely to slow as the positive impact from corporate tax reform subsides somewhat and the Fed removes fiscal stimulus.

In an effort to further mitigate the impact of additional rate increases, we are keeping the Fund’s duration short versus its peers. Although a significant amount of yield-curve compression has already taken place, we believe the trend will likely continue; therefore, we are also maintaining a bias to benefit from a flatter Treasury curve. We plan to continue to overweight securitized debt because of better fundamentals supporting these securities versus the corporate credit sectors. We remain neutral regarding investment-grade credit, but more cautious in terms of high-yield credit and leveraged loans as we get closer to the end of the current economic cycle. These asset classes are likely to experience more volatility in the event of significant spread widening or market distress. We will also continue to diversify the portfolio somewhat away from the U.S. through its EM exposure. That being said, the EM segment will likely continue to be negatively impacted in the short term by Fed rate increases, which typically strengthen the U.S. dollar and contribute to increased market volatility and stress in EM countries.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Affiliated Fixed Income Holdings	14.1%
Mortgage-Backed Securities	11.2%
Communications Services	11.1%
Financials	11.1%
Consumer Non-Cyclical	8.5%
Consumer Cyclical	7.2%
Asset-Backed Securities	7.1%
Energy	6.3%
Collateralized Mortgage Obligations	5.7%
Basic Materials	4.2%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	14.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.6%
Sable International Finance, Ltd., Term Loan	0.8%
Scientific Games International, Inc., Term Loan	0.7%
Air Medical Group Holdings, Inc., Term Loan	0.7%
First Data Corporation, Term Loan	0.7%
Radiate Holdco, LLC, Term Loan	0.7%

These securities represent 27.3% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	0.31%	2.91%	5.37%
with sales charge	-4.25%	1.96%	4.89%

Class S	1-Year	5 Years	10 Years
Net Asset Value	0.55%	3.15%	5.67%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those indices, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

***

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

****	The S&P/LSTA U.S. Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

Managed by Thrivent Asset Management, LLC and subadvised by Aberdeen Asset Managers Limited

The Fund seeks long-term capital growth.

Investment in the Thrivent Partner Emerging Markets Equity Fund involves risks including emerging markets, equity security, financial sector, foreign currency, foreign securities, investment adviser, issuer, large cap, market, mid cap, preferred securities and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Partner Emerging Markets Equity Fund earned a return of -15.71%, compared with the median return of its peer group, the Lipper Emerging Markets Funds category, of -14.09%. The Fund’s market benchmark, the MSCI Emerging Markets Index– USD Net Returns, earned a return of -12.52%.

What factors affected the Fund’s performance?

A large bulk of the Fund’s underperformance came from Brazil, which saw its currency tumble on the back of election jitters and fiscal concerns, before staging a solid recovery in October following right-wing Jair Bolsonaro’s presidential victory. While our relatively large exposure aided performance, further gains were capped by negative stock selection in Brazilian companies. For example, fuel distributor Ultrapar sold off based on expectations of weaker quarterly profits amid intensifying competition. Meanwhile, food producer BRF was hampered by weak earnings, leadership uncertainty and ongoing investigations into the alleged provision of substandard meat. However, we were heartened by the new CEO’s appointment at BRF, which should bring much-needed leadership to steer the company forward. On the positive side, mining company Vale remained a bright spot with consistently good results, owing to higher iron ore prices.

In EMEA (Europe, Middle East and Africa), an underweighting to Russia hampered performance because the market was buoyed by firming energy prices. The negative impact was compounded by our lack of exposure to several state-owned oil companies, such as Gazprom and Novatek. We prefer to hold Lukoil for its integrated business model, strategic consistency and focus on cash generation and shareholder returns. For food retailer Magnit, shares were pressured by a weak retail environment, while its extended store-refurbishment program dented like-for-like sales. Investors were additionally caught off guard by the resignation of founder and CEO Sergey Galitsky and the subsequent sale of most of his stake. Elsewhere, our position in Turkey proved costly due to the sharp lira depreciation and worries about the central bank’s unorthodox economic policies.

Mexico mitigated some of the underperformance where our positions in Asur and Banorte rebounded based on improving economic conditions and easing political uncertainty. In Hong Kong, insurer AIA fared well on the back of healthy results, while China Resources Land was buoyed by steady returns from its portfolio of investment properties. In India, Tata Consultancy Services bucked the general downtrend, thanks to improving demand for IT services, its capital management efforts and rupee weakness that amplified the company’s foreign-denominated revenues. Our preference for companies that benefit from rural consumption also added to performance, with Hindustan Unilever advancing on good results and better demand.

Meanwhile, an underweighting to technology companies proved beneficial because the sector succumbed to bouts of sell offs during a volatile period. Our lack of exposure to Taiwanese chipmaker Hon Hai Precision and Internet giant Alibaba aided performance; however, our holding Tencent detracted because it was pressured by a lower earnings forecast for its gaming segment and stricter regulations for online games.

What is your outlook?

The outlook for emerging markets remains cautious, given the contagion risks that could afflict the asset class and trigger further sell offs. While global trade relations improved in some areas, tensions between the U.S. and China persist, threatening to upend the integrated global supply chain. Tightening monetary conditions in major economies and the rising U.S. dollar, coupled with domestic political developments, could add to the uncertainty. Nevertheless, recovery across markets is expected as central banks tread lightly to keep inflation in check and ease currency pressures, while still supporting economic expansion. China’s shifting focus toward sustainable growth and recent loosening policies should bolster its ability to weather external shocks and avoid a hard landing. Meanwhile, rebounding domestic consumption remains a key driver for Brazil and India. Against this backdrop, corporate earnings appear resilient, with many of our holdings boasting healthier balance sheets and intact long-term drivers. Looking beyond the short-term volatility, we stay confident in our holdings’ potential, believing that their solid fundamentals will allow them to withstand future challenges and sustain their earnings momentum.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	93.2%
Preferred Stock	6.2%
Short-Term Investments	0.6%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	25.7%
Information Technology	19.8%
Consumer Staples	12.3%
Consumer Discretionary	12.3%
Materials	10.6%
Communications Services	5.4%
Industrials	4.8%
Energy	4.1%
Real Estate	3.6%
Health Care	0.9%

Top 10 Countries
(% of Net Assets)
India	13.9%
Brazil	12.5%
China	10.8%
Cayman Islands	10.8%
South Korea	9.3%
Hong Kong	6.2%
Indonesia	5.7%
Mexico	5.0%
Taiwan	4.8%
Philippines	3.6%
Investments in securities in these countries represent 82.6% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	From Inception 8/31/2012
without sales charge	-15.71%	-4.25%	-2.53%
with sales charge	-19.47%	-5.13%	-3.26%

Class S	1-Year	5 Years	From Inception 8/31/2012
Net Asset Value	-15.39%	-3.92%	-2.21%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI Emerging Markets Index - USD Net Returns is a modified capitalization-weighted index of selected emerging economies from around the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER WORLDWIDE ALLOCATION FUND

Managed by Thrivent Asset Management, LLC, and subadvised by Principal Global Investors, LLC, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

Investment in Thrivent Partner Worldwide Allocation Fund involves risks including allocation, credit, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, liquidity, market, mid cap, multi-manager, small cap, sovereign debt, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Partner Worldwide Allocation Fund earned a return of -10.52%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of -8.46%. The Fund’s market benchmark, the MSCI All Country World Index ex-USA–USD Net Returns, earned a return of -8.24%.

What factors affected the Fund’s performance?

Three portfolios within Thrivent Partner Worldwide Allocation Fund—emerging market debt, emerging market equities and international large-cap growth—accounted for its significant underperformance during the reporting period. The majority of the Fund’s underperformance relative to its peers and benchmark resulted from its heavy exposure to emerging market sovereign debt, particularly of Mexico, Argentina and South Africa. Mexico’s economy slowed while debt has increased, which made investors nervous about the country’s debt ratings. Argentina continues to suffer from a post-bubble economic implosion and currency crisis that has exceeded expectations in terms of its depth and duration. South Africa has dipped into a recession while its currency recently reached record lows. The emerging market equity portfolio was also a drag on the Fund’s relative performance, especially its exposures in technology and consumer staples. In technology, a large position in Chinese Internet and artificial intelligence conglomerate Tencent was a meaningful underperformer. Higher multiple stocks like Tencent were disproportionately punished by a market concerned about slowing economic growth. In consumer staples, struggling Russian food retailer Magnit saw its founding CEO sell his stake in the company, while Brazilian food company BRF struggled with costs and margins as the country’s economy slowed. The Fund’s international large-cap growth portfolio detracted from relative performance due to poor security selection in health care, consumer staples and energy, which overwhelmed favorable results in financials. Finally, the Fund’s international small-cap portfolio slightly underperformed because the positive contributions from its highly diversified exposures in technology and real estate failed to offset negative contributions from industrial and consumer staples holdings.

International large-cap value provided a positive contribution to the Fund’s overall performance due to strong security selection in technology, materials and real estate that more than offset weakness in financials. Although international large-cap value represents the largest weighting in Thrivent Partner Worldwide Allocation Fund, the portfolio’s outperformance was too marginal to significantly alter the Fund’s disappointing overall results.

What is your outlook?

We believe current conditions favor investments with low-volatility and high-quality characteristics, all else being equal, as well as improving earnings outlooks. The outlook for emerging markets remains cautious, given the contagion risks that could affect the asset class and trigger further sell offs. While global trade relations improved in some areas, tensions between the U.S. and China persist and are threatening to upend the integrated global supply chain. Tightening monetary conditions in major economies and the rising U.S. dollar, coupled with domestic political developments, could add to the uncertainty. Nevertheless, recovery across markets is expected to steady as central banks tread lightly to keep inflation in check and ease currency pressures, while still supporting economic expansion. China’s shifting focus toward sustainable growth and recent loosening policies should bolster its ability to weather external shocks and avoid a hard landing. Also, signs of stabilization in China and emerging markets would likely be a catalyst for developed markets outside the U.S., especially Europe, because these markets have been more negatively impacted by tariffs and slowing trade due to their greater reliance on exports for economic growth and corporate profitability. As a result, developed markets outside the U.S. are trading at deeper discounts, so improvement on these fronts could unlock significant value and spark a sharp reversal in relative performance versus the U.S. market. In the meantime, a surging dollar and geopolitical tensions warrant a more conservative positioning for the Fund that emphasizes liquidity and flexibility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	86.9%
Long-Term Fixed Income	9.1%
Short-Term Investments	3.1%
Preferred Stock	0.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	15.5%
Consumer Discretionary	12.9%
Industrials	11.4%
Consumer Staples	9.5%
Information Technology	9.2%
Health Care	8.7%
Materials	8.5%
Foreign Government	6.3%
Energy	5.4%
Communications Services	3.8%

Top 10 Countries
(% of Net Assets)
Japan	19.8%
United Kingdom	12.9%
Switzerland	5.8%
France	5.0%
Australia	4.8%
Germany	4.3%
Netherlands	3.1%
Spain	2.7%
Sweden	2.6%
Canada	2.1%

Investments in securities in these countries represent 63.1% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	-10.52%	1.22%	6.79%
with sales charge	-14.52%	0.30%	6.30%

Class S	1-Year	5 Years	10 Years
Net Asset Value	-10.13%	1.64%	7.20%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI All Country World Index ex-USA- USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP GROWTH FUND

David J. Lettenberger, CFA, Portfolio Manager

The Fund seeks long-term capital growth. The Fund’s investment objective may be changed without shareholder approval. Investment in Thrivent Small Cap Growth Fund involves risks including equity security, investment adviser, issuer, market, small cap, and technology-oriented companies risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the since-inception period from February 28, 2018, through October 31, 2018?

Thrivent Small Cap Growth Fund earned a return of 5.70%, compared with the median return of its peer group, the Lipper Small Cap Growth Core Funds category, of 20.60%. The Fund’s market benchmark, the S&P SmallCap 600® Growth Index, earned a return of 19.40%.

What factors affected the Fund’s performance?

Our investment process is focused on individual stock selection, which is the main driver of the Fund’s relative performance. While this was clearly the case since inception, the Fund’s results were also influenced by some noteworthy industry exposures. For example, the most notable drag on performance versus the benchmark was stock selection and a significant underweighting in the biotechnology segment of health care. The small-cap biotechnology industry is difficult to analyze and invest in because most of the companies do not generate revenues. Instead, their share price performance is often pinned to the results of a clinical trial or a Food and Drug Administration (FDA) review, which is why we typically maintain a large underweight to the segment. Two of the biotechnology names we did own, Intersect ENT and OptiNose, underperformed during the period after their product launches fell short of expectations. That said, ongoing innovation in other areas of the health care industry provided ample opportunities for new investment ideas in small-cap growth. For example, as a partial offset to the poor performance from biotechnology, the Fund benefited from its sizeable exposure to medical device companies, including Inogen, Tactile Systems Technology and Abiomed.

A significant underweighting to real estate investment trusts (REITs) also detracted from the Fund’s relative results because that sector outperformed the broader market during the abbreviated reporting period. In addition, performance was hindered by our underweighted position and poor stock selection in the consumer staples sector. Shares of e.l.f. Beauty were pressured after growth fell short of expectations.

On the other hand, we have over weighted the retail industry since the Fund’s inception and several of these holdings were key contributors to performance. The Fund experienced strong results from Burlington Stores, Duluth Holdings and Five Below, which we invested in because we believed each company had a unique, specific growth opportunity. Our bottom-up stock selection process also led to an over weighted position in the aerospace and defense group where we saw strong returns from HEICO, Aerojet Rocketdyne Holdings and Mercury Systems. While aerospace and defense on the surface may seem more cyclical than growthy, we found pockets of secular growth within this space. For example, Mercury Systems, which provides components, modules and integrated subsystems to the defense industry, benefited from the secular, sustainable trend of the large tier-one defense contractors outsourcing some of the building blocks of their systems. Other individual stocks that contributed favorably to the Fund’s performance included Core-Mark Holding, Wingstop and Vail Resorts in the consumer discretionary sector, TPI Composites in the industrial sector and Nine Energy Service in the energy sector.

The Fund’s largest sector overweighting was in technology because of the tremendous innovation that is driving rapid growth for many companies in this space. Nowhere was this more apparent than in the software space, which is going through transformations both in product delivery (on premise to cloud) and in business model (legacy sales model to subscription model). The Fund had significant exposure to the software industry where results from stock selection were mixed. Strong returns in New Relic, Q2 Holdings and SailPoint Technologies were partially offset by the decline in shares of Proofpoint.

What is your outlook?

Small-cap growth has been one of the strongest-performing segments of the domestic equity market for most of 2018, in part because investors perceived that domestic growth companies would be more insulated from escalating trade war rhetoric and actions. This has led to elevated valuations in some industry groups such as software and medical devices. Nevertheless, innovation and secular drivers will continue to provide ample investment opportunities for small-cap growth investors.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	94.9%
Short-Term Investments	3.1%
Registered Investment Companies	2.0%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	27.8%
Health Care	19.5%
Industrials	15.7%
Consumer Discretionary	15.4%
Financials	10.5%
Energy	2.8%
Equity Funds/ETFs	2.0%
Consumer Staples	1.6%
Communications Services	0.7%
Real Estate	0.3%

Top 10 Holdings
(% of Net Assets)
Monolithic Power Systems, Inc.	2.9%
Tactile Systems Technology, Inc.	2.7%
Proofpoint, Inc.	2.5%
New Relic, Inc.	2.2%
Dolby Laboratories, Inc.	2.2%
Burlington Stores, Inc.	1.9%
Q2 Holdings, Inc.	1.9%
Blackline, Inc.	1.9%
Guidewire Software, Inc.	1.8%
Heico Corporation	1.7%

These securities represent 21.7% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class S	From Inception 2/28/2018
Net Asset Value	5.70%

Value of a $10,000 Investment

Class A Shares 1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*	S&P SmallCap 600 Growth Index measures growth stocks through: sales growth, ratio of earnings to change in price, and momentum. The constituents are drawn from the S&P 600.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

Investment in Thrivent Small Cap Stock Fund involves risks including equity security, investment adviser, issuer, market, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2018?

Thrivent Small Cap Stock Fund earned a return of 4.48%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 0.27%. The Fund’s market benchmark, the S&P SmallCap 600® Index, earned a return of 5.60%.

What factors affected the Fund’s performance?

The Fund outperformed versus the Lipper Small Cap Core Funds category due to stock selection, while the impact from sector selection was relatively neutral. Compared to the peer group, security selection was strong in nine of the 11 sectors led by technology and financials, while only two sectors detracted—consumer staples and utilities. In technology, standout performers included systems software company SailPoint Technologies and communications equipment company Arista Networks. SailPoint Technologies is the market leader in developing enterprise identity governance software that empowers customers to efficiently and securely govern the digital identities of employees, contractors, business partners and other users, and manage their constantly changing access rights to enterprise applications and data. Arista Networks competes with Cisco Systems and other data center switch and router companies. The company’s advantages are that its switches contain computer chips and software that can be programmed by the customer, and its products are cheaper and faster. As Internet titans have emerged, they have developed very application-specific data centers (e.g., search, eCommerce, web hosting). Therefore, the customization feature offered by Arista Networks has enabled the company to gain market share. In financials, Infinity Property and Casualty, a low-cost provider of nonstandard auto insurance, outperformed after it was taken over by Kemper during the year. Additionally, shares of Hamilton Lane, a global private markets investment solutions provider, advanced strongly during the year. The company’s advantage relative to public investment managers is that its fees are based primarily on invested capital, which significantly reduces revenue volatility. All these companies are still held in the portfolio; however, we have reduced some position sizes to help manage portfolio risk.

The Fund’s sector weightings result from our security selection based on bottom-up industry and company research. Financials remained the largest overweighting in the portfolio, while the health care sector increased in weight because our holdings outperformed and we added a few positions during the year. Also, during the period, S&P Dow Jones changed the way it classifies certain industries within the Global Industry Classification Standard (GICS®) and, as a result, weights in certain sectors shifted slightly. At period end, the Fund was no longer underweighted in consumer discretionary, but was underweighted in technology and the newly added communication services sector. The Fund continued to be underweighted in the real estate investment trust (REIT) and material sectors because it was difficult for us to find our favored combination of valuation, quality and a promising future in these areas. The Fund’s performance benefited from our underweighted positions because REITs and materials were two of the weaker sectors of the market during the year.

The Fund underperformed versus the S&P SmallCap 600® Index because of both sector allocation and stock selection, mainly in the health care and industrial sectors. The Fund was underweighted in the health care sector and did not own a few companies that represent large weights in the index that significantly outperformed. Additionally, in the industrials sector, the Fund held positions in two agricultural companies that are not in the index, Valmont Industries and AGCO, which detracted from performance.

What is your outlook?

Valuations in many areas of the market are extended. Companies continue to benefit from a global synchronized economic expansion, and it has become more difficult to find undervalued companies. Energy and consumer staples have been areas of increasing weights in the portfolio. The U.S. economy is clearly late in its cycle, with the Federal Reserve accelerating the pace of interest rate increases and lower corporate tax rates. However, given the still relatively low level of short-term interest rates, it is unclear how soon rate increases will affect the economy.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	97.0%
Registered Investment Companies	2.2%
Short-Term Investments	0.8%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	22.4%
Industrials	17.5%
Information Technology	14.3%
Health Care	13.2%
Consumer Discretionary	10.1%
Consumer Staples	6.5%
Energy	4.3%
Materials	4.0%
Real Estate	2.4%
Utilities	2.4%

Top 10 Holdings
(% of Net Assets)
Children’s Place, Inc.	2.5%
Omnicell, Inc.	2.2%
Dolby Laboratories, Inc.	2.2%
Virtusa Corporation	1.8%
Assured Guaranty, Ltd.	1.7%
MRC Global, Inc.	1.7%
Transocean, Ltd.	1.6%
Cott Corporation	1.6%
National Instruments Corporation	1.6%
Sensient Technologies Corporation	1.6%

These securities represent 18.5% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2018

Class A2	1-Year	5 Years	10 Years
without sales charge	4.48%	10.56%	11.49%
with sales charge	-0.20%	9.55%	10.97%

Class S	1-Year	5 Years	10 Years
Net Asset Value	4.75%	11.01%	12.07%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The S&P SmallCap 600® Index represents the average performance of a group of 600 small capitalization stocks.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018- 10/31/2018*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$987	$4.55	0.91%
Class S	$1,000	$988	$3.32	0.66%

Hypothetical**
Class A	$1,000	$1,021	$4.62	0.91%
Class S	$1,000	$1,022	$3.38	0.66%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$989	$5.09	1.01%
Class S	$1,000	$991	$3.56	0.71%

Hypothetical**
Class A	$1,000	$1,020	$5.16	1.01%
Class S	$1,000	$1,022	$3.61	0.71%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$996	$4.28	0.85%
Class S	$1,000	$996	$3.77	0.75%

Hypothetical**
Class A	$1,000	$1,021	$4.33	0.85%
Class S	$1,000	$1,021	$3.82	0.75%

	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018- 10/31/2018*	Annualized Expense Ratio
Thrivent High Income Municipal Bond Fund

Actual
Class S	$1,000	$1,001	$1.85	0.37%

Hypothetical**
Class S	$1,000	$1,023	$1.87	0.37%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,003	$4.03	0.80%
Class S	$1,000	$1,005	$2.93	0.58%

Hypothetical**
Class A	$1,000	$1,021	$4.07	0.80%
Class S	$1,000	$1,022	$2.95	0.58%
Thrivent Income Fund

Actual
Class A	$1,000	$995	$3.83	0.76%
Class S	$1,000	$998	$2.29	0.45%

Hypothetical**
Class A	$1,000	$1,021	$3.88	0.76%
Class S	$1,000	$1,023	$2.32	0.45%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,035	$5.90	1.15%
Class S	$1,000	$1,036	$4.15	0.81%

Hypothetical**
Class A	$1,000	$1,019	$5.85	1.15%
Class S	$1,000	$1,021	$4.12	0.81%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$959	$4.84	0.98%
Class S	$1,000	$961	$3.15	0.64%

Hypothetical**
Class A	$1,000	$1,020	$4.99	0.98%
Class S	$1,000	$1,022	$3.25	0.64%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,011	$4.49	0.89%
Class S	$1,000	$1,013	$2.68	0.53%

Hypothetical**
Class A	$1,000	$1,021	$4.52	0.89%
Class S	$1,000	$1,023	$2.69	0.53%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,007	$3.06	0.61%
Class S	$1,000	$1,009	$2.11	0.42%

Hypothetical**
Class A	$1,000	$1,022	$3.09	0.61%
Class S	$1,000	$1,023	$2.13	0.42%
Thrivent Low Volatility Equity Fund
Actual
Class S	$1,000	$1,000	$6.05	1.20%

Hypothetical**
Class S	$1,000	$1,019	$6.11	1.20%

	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018- 10/31/2018*	Annualized Expense Ratio
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$991	$5.16	1.03%
Class S	$1,000	$992	$3.72	0.74%

Hypothetical**
Class A	$1,000	$1,020	$5.24	1.03%
Class S	$1,000	$1,021	$3.77	0.74%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$990	$3.93	0.78%
Class S	$1,000	$991	$2.65	0.53%

Hypothetical**
Class A	$1,000	$1,021	$3.99	0.78%
Class S	$1,000	$1,023	$2.69	0.53%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$986	$4.00	0.80%
Class S	$1,000	$987	$2.85	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.07	0.80%
Class S	$1,000	$1,022	$2.90	0.57%
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$993	$4.06	0.81%
Class S	$1,000	$994	$2.75	0.55%

Hypothetical**
Class A	$1,000	$1,021	$4.12	0.81%
Class S	$1,000	$1,022	$2.79	0.55%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,007	$2.87	0.57%
Class S	$1,000	$1,008	$2.12	0.42%

Hypothetical**
Class A	$1,000	$1,022	$2.89	0.57%
Class S	$1,000	$1,023	$2.14	0.42%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,000	$3.74	0.74%
Class S	$1,000	$1,001	$2.57	0.51%

Hypothetical**
Class A	$1,000	$1,021	$3.79	0.74%
Class S	$1,000	$1,023	$2.60	0.51%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$1,005	$4.49	0.89%
Class S	$1,000	$1,006	$3.25	0.64%

Hypothetical**
Class A	$1,000	$1,021	$4.52	0.89%
Class S	$1,000	$1,022	$3.28	0.64%

	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018- 10/31/2018*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$836	$7.64	1.65%
Class S	$1,000	$838	$6.11	1.32%

Hypothetical**
Class A	$1,000	$1,017	$8.39	1.65%
Class S	$1,000	$1,019	$6.72	1.32%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$877	$6.39	1.35%
Class S	$1,000	$879	$4.44	0.94%

Hypothetical**
Class A	$1,000	$1,018	$6.87	1.35%
Class S	$1,000	$1,020	$4.78	0.94%
Thrivent Small Cap Growth Fund

Actual
Class S	$1,000	$1,034	$6.36	1.24%

Hypothetical**
Class S	$1,000	$1,019	$6.31	1.24%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,000	$5.63	1.12%
Class S	$1,000	$1,002	$4.46	0.88%

Hypothetical**
Class A	$1,000	$1,020	$5.68	1.12%
Class S	$1,000	$1,021	$4.50	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of each of the twenty-two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments of each of the funds listed in the table below (twenty-two of the funds constituting Thrivent Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the periods listed in the table below, the statements of changes in net assets for the periods listed in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the periods listed in the table below, the changes in each of their net assets for the periods listed in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Aggressive Allocation Fund (2)	Thrivent Mid Cap Stock Fund (1)

Thrivent Balanced Income Plus Fund (2)	Thrivent Moderate Allocation Fund (2)

Thrivent Government Bond Fund (1)	Thrivent Moderately Aggressive Allocation Fund (2)

Thrivent High Income Municipal Bond Fund (3)	Thrivent Moderately Conservative Allocation Fund (2)

Thrivent High Yield Fund (2)	Thrivent Money Market Fund (1)

Thrivent Income Fund (2)	Thrivent Municipal Bond Fund (2)

Thrivent Large Cap Growth Fund (1)	Thrivent Opportunity Income Plus Fund (2)

Thrivent Large Cap Stock Fund (2)	Thrivent Partner Emerging Markets Equity Fund (1)

Thrivent Large Cap Value Fund (1)	Thrivent Partner Worldwide Allocation Fund (2)

Thrivent Limited Maturity Bond Fund (2)	Thrivent Small Cap Growth Fund (3)

Thrivent Low Volatility Equity Fund (4)	Thrivent Small Cap Stock Fund (1)

(1)	Schedule of investments, statement of operations for the year ended October 31, 2018 and statement of changes in net assets for each of the two years in the period ended October 31, 2018
(2)	Summary schedule of investments, statement of operations for the year ended October 31, 2018 and statement of changes in net assets for each of the two years in the period ended October 31, 2018
(3)	Schedule of investments, statements of operations and changes in net assets for the period February 28, 2018 (commencement of operations) through October 31, 2018
(4)

Schedule of investments, statement of operations for the year ended October 31, 2018 and statement of changes in net assets for the year ended October 31, 2018 and for the period February 28, 2017 (commencement of operations) through October 31, 2017

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

December 17, 2018

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Registered Investment Companies (43.8%)	Value	% of Net Assets
Affiliated Equity Holdings (41.3%)
5,607,856	Thrivent Core International Equity Fund	$52,040,901	4.2%
4,318,979	Thrivent Core Low Volatility Equity Fund[a]	45,522,035	3.7%
7,132,168	Thrivent Large Cap Growth Fund, Class S	88,938,129	7.2%
1,309,878	Thrivent Large Cap Stock Fund, Class S	35,209,517	2.9%
2,928,782	Thrivent Large Cap Value Fund, Class S	67,069,097	5.4%
2,601,035	Thrivent Mid Cap Stock Fund, Class S	72,985,049	5.9%
11,758,230	Thrivent Partner Worldwide Allocation Fund, Class S	116,053,728	9.4%
1,201,969	Thrivent Small Cap Stock Fund, Class S	31,671,889	2.6%

	Total	509,490,345

Affiliated Fixed Income Holdings (1.4%)
1,334,731	Thrivent High Yield Fund, Class S	6,193,152	0.5%
459,914	Thrivent Income Fund, Class S	4,001,251	0.3%
559,454	Thrivent Limited Maturity Bond Fund, Class S	6,881,281	0.6%

	Total	17,075,684

Equity Funds/Exchange Traded Funds (1.1%)
22,806	SPDR S&P 500 ETF Trust	6,171,988	0.5%
	Other Securities^	7,155,853	0.6%

	Total	13,327,841

	Total Registered Investment Companies (cost $420,967,208)	539,893,870

Shares	Common Stock (37.2%)	Value	% of Net Assets
Communications Services (1.3%)
1,944	Alphabet, Inc., Class Aa	2,120,088	0.2%
46,914	Verizon Communications, Inc.	2,678,320	0.2%
	Other Securities^	10,830,225	0.9%

	Total	15,628,633

Consumer Discretionary (3.9%)
2,160	Amazon.com, Inc.[a]	3,451,702	0.3%
13,184	Burlington Stores, Inc.[a]	2,260,924	0.2%
22,105	Children’s Place, Inc.	3,302,487	0.3%
56,314	Core-Mark Holding Company, Inc.	2,163,021	0.2%
22,190	Lowe’s Companies, Inc.	2,112,932	0.2%
60,341	Nutrisystem, Inc.	2,145,726	0.2%
	Other Securities^	33,015,379	2.5%

	Total	48,452,171

Consumer Staples (1.3%)
17,315	Casey’s General Stores, Inc.	2,183,595	0.2%
	Other Securities^	14,001,736	1.1%

	Total	16,185,331

Energy (1.7%)
19,271	Chevron Corporation	2,151,607	0.2%
	Other Securities^	19,246,971	1.5%

	Total	21,398,578

Financials (6.8%)
57,119	Assured Guaranty, Ltd.	2,283,618	0.2%
123,399	Bank of America Corporation	3,393,473	0.3%
65,194	Citigroup, Inc.	4,267,599	0.4%
81,082	Investment Technology Group, Inc.	2,228,133	0.2%
135,205	KeyCorp	2,455,323	0.2%
49,140	Zions Bancorporations NA	2,312,037	0.2%
	Other Securities^	66,848,348	5.3%

	Total	83,788,531

Health Care (5.5%)
19,511	Johnson & Johnson	2,731,345	0.2%
27,379	LHC Group, Inc.[a]	2,503,262	0.2%
28,457	Medtronic plc	2,556,008	0.2%
29,630	Merck & Company, Inc.	2,181,064	0.2%
29,843	Omnicell, Inc.[a]	2,109,900	0.2%
62,617	Pfizer, Inc.	2,696,288	0.2%
12,147	Teleflex, Inc.	2,924,269	0.3%
14,087	UnitedHealth Group, Inc.	3,681,637	0.3%
	Other Securities^	46,060,158	3.7%

	Total	67,443,931

Industrials (5.6%)
20,353	Honeywell International, Inc.	2,947,521	0.2%
139,604	MRC Global, Inc.[a]	2,209,931	0.2%
42,420	Southwest Airlines Company	2,082,822	0.2%
40,662	Waste Connections, Inc.	3,108,203	0.3%
	Other Securities^	59,233,384	4.7%

	Total	69,581,861

Information Technology (7.9%)
33,163	Amphenol Corporation	2,968,089	0.3%
18,983	Apple, Inc.	4,154,619	0.3%
74,078	Ciena Corporation[a]	2,315,678	0.2%
121,427	Cisco Systems, Inc.	5,555,285	0.5%
52,992	Dolby Laboratories, Inc.	3,646,380	0.3%
14,828	MasterCard, Inc.	2,931,051	0.2%
48,261	Microsoft Corporation	5,154,757	0.4%
21,164	Monolithic Power Systems, Inc.	2,499,892	0.2%
46,536	Oracle Corporation	2,272,818	0.2%
24,601	Synopsys, Inc.[a]	2,202,528	0.2%
48,833	Virtusa Corporation[a]	2,421,629	0.2%
25,110	Xilinx, Inc.	2,143,641	0.2%
	Other Securities^	58,749,726	4.7%

	Total	97,016,093

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Common Stock (37.2%)	Value	% of Net Assets
Materials (1.3%)
	Other Securities^	$15,782,928	1.3%

	Total	15,782,928

Real Estate (1.2%)
	Other Securities^	14,500,184	1.2%

	Total	14,500,184

Utilities (0.7%)
	Other Securities^	8,294,030	0.7%

	Total	8,294,030

	Total Common Stock (cost $ 397,868,594)	458,072,271

Principal Amount	Long-Term Fixed Income (2.9%)	Value	% of Net Assets
Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	158,032	<0.1%

	Total	158,032

Mortgage-Backed Securities (1.3%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$5,325,000	3.500%, 11/1/2048[b]	5,183,763	0.4%
4,900,000	4.000%, 11/1/2048[b]	4,899,979	0.4%
3,945,000	4.500%, 11/1/2048[b]	4,039,079	0.3%
475,000	5.000%, 11/1/2048[b]	495,670	0.1%
	Other Securities^	1,685,584	0.1%

	Total	16,304,075

U.S. Government and Agencies (1.6%)
	U.S. Treasury Bonds
4,500,000	2.875%, 5/15/2028	4,400,156	0.4%
3,241,000	2.250% - 2.500%,
	11/15/2027 - 5/15/2046	2,808,333	0.3%
	U.S. Treasury Bonds, TIPS
1,700,737	0.375%, 7/15/2027	1,600,487	0.1%
	U.S. Treasury Notes
3,100,000	0.750%, 2/15/2019	3,085,688	0.3%
3,000,000	2.250%, 11/15/2024	2,869,453	0.2%
5,670,000	1.000% - 2.125%,
	10/15/2019 - 11/30/2024	5,454,013	0.3%

	Total	20,218,130

	Total Long-Term Fixed Income (cost $37,485,454)	36,680,237

Shares	Collateral Held for Securities Loaned (0.7%)	Value	% of Net Assets
9,152,537	Thrivent Cash Management Trust	$9,152,537	0.7%

	Total Collateral Held for Securities Loaned (cost $9,152,537)	9,152,537

Shares or Principal Amount	Short-Term Investments (17.4%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
6,500,000	2.100%, 11/28/2018[c,d]	6,489,372	0.5%
8,700,000	2.240%, 1/16/2019[c,d]	8,657,753	0.7%
2,250,000	2.285%, 1/18/2019[c,d]	2,238,788	0.2%
	Federal Home Loan Bank Discount Notes
3,050,000	2.030% - 2.270%, 11/2/2018 - 1/11/2019[c,d]	3,043,165	0.3%
	Thrivent Core Short-Term Reserve Fund
19,361,484	2.430%	193,614,838	15.7%

	Total Short-Term Investments (cost $214,045,659)	214,043,916

	Total Investments (cost $1,079,519,452) 102.0%	$1,257,842,831

	Other Assets and Liabilities, Net (2.0%)	(24,802,532)

	Total Net Assets 100.0%	$1,233,040,299

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$8,979,336

Total lending	$8,979,336
Gross amount payable upon return of collateral for securities loaned	$9,152,537

Net amounts due to counterparty	$173,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$228,161,994
Gross unrealized depreciation	(53,962,874)

Net unrealized appreciation (depreciation)	$174,199,120

Cost for federal income tax purposes	$1,269,333,262

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	15,628,633	15,216,449	412,184	–
Consumer Discretionary	48,452,171	47,195,140	1,257,031	–
Consumer Staples	16,185,331	15,119,595	1,065,736	–
Energy	21,398,578	21,035,355	363,223	–
Financials	83,788,531	82,753,081	1,035,450	–
Health Care	67,443,931	66,539,431	904,500	–
Industrials	69,581,861	68,184,742	1,397,119	–
Information Technology	97,016,093	96,302,494	713,599	–
Materials	15,782,928	14,676,710	1,106,217	1
Real Estate	14,500,184	14,269,377	230,807	–
Utilities	8,294,030	8,078,012	216,018	–
Registered Investment Companies
Affiliated Equity Holdings	411,927,409	411,927,409	–	–
Equity Funds/Exchange Traded Funds	13,327,841	13,327,841	–	–
Affiliated Fixed Income Holdings	17,075,684	17,075,684	–	–
Long-Term Fixed Income
Collateralized Mortgage Obligations	158,032	–	158,032	–
Mortgage-Backed Securities	16,304,075	–	16,304,075	–
U.S. Government and Agencies	20,218,130	–	20,218,130	–
Short-Term Investments	20,429,078	–	20,429,078	–

Subtotal Investments in Securities	$957,512,520	$891,701,320	$65,811,199	$1

Other Investments*	Total
Affiliated Registered Investment Companies	97,562,936
Short-Term Investments	193,614,838
Collateral Held for Securities Loaned	9,152,537

Subtotal Other Investments	$300,330,311

Total Investments at Value	$1,257,842,831

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	23,549,857	23,549,857	–	–

Total Asset Derivatives	$23,549,857	$23,549,857	$–	$–

Liability Derivatives
Futures Contracts	26,392,420	26,392,420	–	–

Total Liability Derivatives	$26,392,420	$26,392,420	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Aggressive Allocation Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $20,429,078 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 5-Yr. U.S. Treasury Note	31	December 2018	$3,517,627	($33,760)
CBOT U.S. Long Bond	4	December 2018	556,466	(3,966)
CME E-mini S&P 500 Index	2,267	December 2018	326,720,011	(19,416,826)
CME Ultra Long Term U.S. Treasury Bond	13	December 2018	2,084,106	(144,262)
ICE mini MSCI EAFE Index	570	December 2018	55,536,017	(3,879,766)
ICE US mini MSCI Emerging Markets Index	850	December 2018	43,573,590	(2,913,840)

Total Futures Long Contracts			$431,987,817	($26,392,420)

CBOT 10-Yr. U.S. Treasury Note	(24)	December 2018	($2,892,861)	$50,361
CBOT 2-Yr. U.S. Treasury Note	(11)	December 2018	(2,325,951)	8,732
CME E-mini NASDAQ 100 Index	(621)	December 2018	(94,137,277)	7,501,567
CME E-mini Russell 2000 Index	(226)	December 2018	(19,440,529)	2,356,059
CME E-mini S&P Mid-Cap 400 Index	(605)	December 2018	(124,017,265)	13,616,865
Ultra 10-Yr. U.S. Treasury Note	(5)	December 2018	(641,820)	16,273

Total Futures Short Contracts			($243,455,703)	$23,549,857

Total Futures Contracts			$188,532,114	($2,842,563)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$75,366
Total Interest Rate Contracts		75,366

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	23,474,491
Total Equity Contracts		23,474,491

Total Asset Derivatives		$23,549,857

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	181,988
Total Interest Rate Contracts		181,988

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	26,210,432
Total Equity Contracts		26,210,432

Total Liability Derivatives		$26,392,420

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(42,037)
Total Interest Rate Contracts		(42,037)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,390,244)

Total Equity Contracts		(4,390,244)

Total		($4,432,281)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(73,187)

Total Interest Rate Contracts		(73,187)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,569,897)

Total Equity Contracts		(1,569,897)

Total		($1,643,084)

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$355,065,725
Futures - Short	(213,286,787)
Interest Rate Contracts
Futures - Long	5,903,963
Futures - Short	(6,252,847)

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Equity Holdings
Core International Equity	$ –	$56,074	$ –	5,608	$52,041	4.2%
Core Low Volatility Equity*	–	43,000	–	4,319	45,522	3.7
Large Cap Growth, Class S	78,222	1,877	–	7,132	88,938	7.2
Large Cap Stock, Class S	35,014	3,385	–	1,310	35,210	2.9
Large Cap Value, Class S	63,365	3,524	–	2,929	67,069	5.4
Mid Cap Stock, Class S	69,939	5,377	–	2,601	72,985	5.9
Partner Worldwide Allocation, Class S	129,130	4,827	–	11,758	116,054	9.4
Small Cap Stock, Class S	33,910	2,192	3,710	1,202	31,672	2.6

Total Affiliated Equity Holdings	409,580				509,491	41.3

Affiliated Fixed Income Holdings
High Yield, Class S	6,184	346	–	1,335	6,193	0.5
Income, Class S	4,096	158	–	460	4,001	0.3
Limited Maturity Bond, Class S	6,817	163	–	559	6,881	0.6

Total Affiliated Fixed Income Holdings	17,097				17,075	1.4

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	182,392	229,027	217,804	19,361	193,615	15.7

Total Affiliated Short-Term Investments	182,392				193,615	15.7

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	114,191	105,038	9,153	9,153	0.7

Total Collateral Held for Securities Loaned	–				9,153	0.7

Total Value	$609,069				$729,334

*	Non-income producing security.

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Equity Holdings
Core International Equity	$ –	$(4,033)	$ –	$74
Core Low Volatility Equity Fund*	–	2,522	–	–
Large Cap Growth, Class S	–	8,839	1,877	–
Large Cap Stock, Class S	–	(3,189)	2,910	475
Large Cap Value, Class S	–	181	2,579	945
Mid Cap Stock, Class S	–	(2,331)	5,377	–
Partner Worldwide Allocation, Class S	–	(17,903)	1,688	3,140
Small Cap Stock, Class S	151	(871)	2,192	–
Affiliated Fixed Income Holdings
High Yield, Class S	–	(337)	–	346
Income, Class S	–	(253)	14	144
Limited Maturity Bond, Class S	–	(99)	–	163
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	–	–	2	3,516

Total Income from Affiliated Investments				$8,803

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	157

Total Affiliated Income from Securities Loaned, Net				$157

Total	$151	$(17,474)	$16,639

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (16.6%)	Value	% of Net Assets
Basic Materials (1.1%)
	Other Securities^	$3,902,758	1.1%

	Total	3,902,758

Capital Goods (0.9%)
	Other Securities^	3,220,187	0.9%

	Total	3,220,187

Communications Services (4.6%)
	Altice France SA, Term Loan
$1,040,000	6.280%, (LIBOR 1M + 4.000%), 1/31/2026[a,b]	1,017,255	0.3%
	CenturyLink, Inc., Term Loan
1,486,107	5.052%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	1,469,388	0.4%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,249,904	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[a,b,c,d]	1,197,570	0.3%
	Sable International Finance, Ltd., Term Loan
1,440,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[a,b]	1,438,387	0.4%
	Sprint Communications, Inc., Term Loan
1,157,375	4.813%, (LIBOR 1M + 2.500%), 2/2/2024[a,b]	1,156,287	0.3%
	Other Securities^	10,549,385	2.9%

	Total	16,828,272

Consumer Cyclical (1.9%)
	Scientific Games International, Inc., Term Loan
1,343,250	5.046%, (LIBOR 1M + 2.750%), 8/14/2024[a,b]	1,329,334	0.4%
	Other Securities^	5,834,511	1.5%

	Total	7,163,845

Consumer Non-Cyclical (3.0%)
	Air Medical Group Holdings, Inc., Term Loan
1,508,600	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[a,b]	1,462,588	0.4%
	Albertson’s, LLC, Term Loan
1,195,000	0.000%, (LIBOR 3M + 3.000%), 10/29/2025[a,b,c,d]	1,184,795	0.3%
	Ortho-Clinical Diagnostics SA, Term Loan
1,093,950	5.544%, (LIBOR 1M + 3.250%), 6/1/2025[a,b]	1,089,848	0.3%
	Other Securities^	7,412,689	2.0%

	Total	11,149,920

Energy (1.1%)
	Radiate Holdco, LLC, Term Loan
1,300,101	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	1,288,959	0.4%
	Other Securities^	2,775,219	0.7%

	Total	4,064,178

Financials (1.7%)
	INEOS U.S. Finance, LLC, Term Loan
1,101,675	4.302%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	1,099,097	0.3%
	Other Securities^	5,039,708	1.4%

	Total	6,138,805

Technology (1.4%)
	First Data Corporation, Term Loan
1,345,000	4.287%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	1,337,159	0.4%
	Rackspace Hosting, Inc., Term Loan
1,040,264	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[a,b]	1,007,974	0.3%
	Other Securities^	2,886,888	0.7%

	Total	5,232,021

Transportation (0.3%)
	Arctic LNG Carriers, Ltd., Term Loan
1,012,188	6.802%, (LIBOR 1M + 4.500%), 5/18/2023[a,b]	1,012,187	0.3%
	Other Securities^	91,695	<0.1%

	Total	1,103,882

Utilities (0.6%)
	Other Securities^	2,213,196	0.6%

	Total	2,213,196

	Total Bank Loans (cost $61,833,495)	61,017,064

Shares	Common Stock (46.1%)	Value	% of Net Assets
Communications Services (2.5%)
962	Alphabet, Inc., Class Ae	1,049,138	0.3%
24,240	Verizon Communications, Inc.	1,383,862	0.4%
	Other Securities^	6,875,606	1.8%

	Total	9,308,606

Consumer Discretionary (4.5%)
1,082	Amazon.com, Inc.[e]	1,729,047	0.5%
11,590	Lowe’s Companies, Inc.	1,103,600	0.3%
	Other Securities^	13,495,561	3.7%

	Total	16,328,208

Consumer Staples (2.7%)
47,300	Japan Tobacco, Inc.	1,215,389	0.3%
9,841	PepsiCo, Inc.	1,105,932	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Common Stock (46.1%)	Value	% of Net Assets
Consumer Staples (2.7%) - continued
19,297	Unilever plc	$1,022,155	0.3%
	Other Securities^	6,423,073	1.8%

	Total	9,766,549

Energy (2.3%)
10,056	Chevron Corporation	1,122,752	0.3%
32,492	Royal Dutch Shell plc, Class B	1,059,660	0.3%
	Other Securities^	6,387,158	1.7%

	Total	8,569,570

Financials (8.4%)
74,619	Bank of America Corporation	2,052,022	0.6%
11,231	Capital One Financial Corporation	1,002,928	0.3%
35,353	Citigroup, Inc.	2,314,207	0.6%
56,164	KeyCorp	1,019,938	0.3%
24,038	Zions Bancorporations NA	1,130,988	0.3%
	Other Securities^	23,139,852	6.3%

	Total	30,659,935

Health Care (6.5%)
10,945	Johnson & Johnson	1,532,190	0.4%
15,854	Medtronic plc	1,424,006	0.4%
15,460	Merck & Company, Inc.	1,138,011	0.3%
13,013	Novartis AG	1,139,579	0.3%
28,880	Novo Nordisk AS	1,247,228	0.3%
35,604	Pfizer, Inc.	1,533,108	0.4%
4,542	Roche Holding AG	1,105,352	0.3%
7,633	UnitedHealth Group, Inc.	1,994,885	0.5%
	Other Securities^	12,860,848	3.6%

	Total	23,975,207

Industrials (6.3%)
14,890	CSX Corporation	1,025,325	0.3%
10,969	Honeywell International, Inc.	1,588,531	0.4%
	Other Securities^	20,422,550	5.6%

	Total	23,036,406

Information Technology (8.0%)
10,087	Apple, Inc.	2,207,641	0.6%
65,403	Cisco Systems, Inc.	2,992,187	0.8%
7,979	MasterCard, Inc.	1,577,209	0.4%
25,010	Microsoft Corporation	2,671,318	0.7%
26,417	Oracle Corporation	1,290,206	0.4%
8,227	Red Hat, Inc.[e]	1,412,082	0.4%
	Other Securities^	17,341,634	4.7%

	Total	29,492,277

Materials (2.7%)
	Other Securities^	9,706,560	2.7%

	Total	9,706,560

Real Estate (1.2%)
	Other Securities^	4,431,453	1.2%

	Total	4,431,453

Utilities (1.0%)
	Other Securities^	3,570,488	1.0%

	Total	3,570,488

	Total Common Stock (cost $165,300,268)	168,845,259

Principal Amount	Long-Term Fixed Income (24.4%)	Value	% of Net Assets
Asset-Backed Securities (3.1%)
	THL Credit Wind River CLO, Ltd.
1,075,000	3.860%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2*,b	1,074,970	0.3%
	Other Securities^	10,263,467	2.8%

	Total	11,338,437

Basic Materials (0.6%)
	Other Securities^	2,003,376	0.6%

	Total	2,003,376

Capital Goods (0.9%)
	Other Securities^	3,075,382	0.9%

	Total	3,075,382

Collateralized Mortgage Obligations (2.7%)
	Banc of America Mortgage Securities, Inc.
74,947	4.368%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	72,622	<0.1%
	CHL Mortgage Pass-Through Trust
319,348	3.610%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	298,249	0.1%
207,651	4.109%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	198,967	0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
198,146	4.060%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	176,778	0.1%
	Federal National Mortgage Association - REMIC
10,426,488	2.500% - 3.000%, 7/25/2027 - 6/25/2028, Ser. 2012-147, Class EIf	833,853	0.1%
	Other Securities^	8,618,676	2.3%

	Total	10,199,145

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (0.1%)
	Other Securities^	$387,650	0.1%

	Total	387,650

Communications Services (1.5%)
	Other Securities^	5,597,256	1.5%

	Total	5,597,256

Consumer Cyclical (1.4%)
	Other Securities^	5,057,535	1.4%

	Total	5,057,535

Consumer Non-Cyclical (1.0%)
	Other Securities^	3,608,419	1.0%

	Total	3,608,419

Energy (1.7%)
	Other Securities^	6,365,153	1.7%

	Total	6,365,153

Financials (3.4%)
	Bank of America Corporation
76,000	2.328%, 10/1/2021[b]	74,193	<0.1%
74,000	3.499%, 5/17/2022[b]	73,677	<0.1%
74,000	2.738%, 1/23/2022[b]	72,524	<0.1%
71,000	3.550%, 3/5/2024[b]	69,680	<0.1%
37,000	2.369%, 7/21/2021[b]	36,291	<0.1%
33,000	3.864%, 7/23/2024[b]	32,763	<0.1%
	Other Securities^	12,154,856	3.4%

	Total	12,513,984

Mortgage-Backed Securities (6.3%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,025,000	4.000%, 11/1/2048[d]	3,026,049	0.8%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,050,000	3.500%, 11/1/2048[d]	3,942,580	1.1%
3,850,000	4.000%, 11/1/2048[d]	3,849,984	1.1%
7,550,000	4.500%, 11/1/2048[d]	7,730,050	2.1%
1,775,000	5.000%, 11/1/2048[d]	1,852,240	0.5%
	Merrill Lynch Alternative Note Asset Trust
654,708	2.431%, (LIBOR 1M + 0.150%), 1/25/2037, Ser. 2007-A1, Class A2Bb	290,871	0.1%
	Other Securities^	2,130,318	0.6%

	Total	22,822,092

Technology (1.0%)
	Other Securities^	3,776,433	1.0%

	Total	3,776,433

Transportation (0.2%)
	Other Securities^	804,243	0.2%

	Total	804,243

Utilities (0.5%)
	Other Securities^	1,782,676	0.5%

	Total	1,782,676

	Total Long-Term Fixed Income (cost $89,894,468)	89,331,781

Shares	Registered Investment Companies (7.3%)	Value	% of Net Assets
Affiliated Fixed Income Holdings (6.4%)
2,592,289	Thrivent Core Emerging Markets Debt Fund	23,434,295	6.4%

	Total	23,434,295

Equity Funds/Exchange Traded Funds (0.3%)
	Other Securities^	948,332	0.3%

	Total	948,332

Fixed Income Funds/Exchange Traded Funds (0.6%)
	Other Securities^	2,330,888	0.6%

	Total	2,330,888

	Total Registered Investment Companies (cost $28,925,062)	26,713,515

Shares	Preferred Stock (0.8%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	272,844	0.1%

	Total	272,844

Energy (0.2%)
	Other Securities^	682,561	0.2%

	Total	682,561

Financials (0.5%)
5,944	Federal National Mortgage Association, 0.000%[e,g]	35,545	<0.1%
	Other Securities^	1,685,697	0.5%

	Total	1,721,242

Real Estate (<0.1%)
	Other Securities^	197,523	<0.1%

	Total	197,523

	Total Preferred Stock (cost $2,819,864)	2,874,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
2,305,594	Thrivent Cash Management Trust	$2,305,594	0.6%

	Total Collateral Held for Securities Loaned (cost $2,305,594)	2,305,594

Shares or Principal Amount	Short-Term Investments (11.8%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
4,188,960	2.430%	41,889,597	11.4%
	Other Securities^	1,547,366	0.4%

	Total Short-Term Investments (cost $43,437,052)	43,436,963

	Total Investments (cost $394,515,803) 107.6%	$394,524,346

	Other Assets and Liabilities, Net (7.6%)	(27,989,068)

	Total Net Assets 100.0%	$366,535,278

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Non-income producing security.
f

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Fund as of October 31, 2018 was $10,903,723 or 3.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
THL Credit Wind River CLO, Ltd., 10/22/2031	9/21/2018	$1,075,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$1,581,195
Taxable Debt Security	632,431

Total lending	$2,213,626
Gross amount payable upon return of collateral for securities loaned	$2,305,594

Net amounts due to counterparty	$91,968

Definitions:

CLO	-	Collateralized Loan Obligation
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$16,144,462
Gross unrealized depreciation	(16,236,392)

Net unrealized appreciation (depreciation)	($91,930)

Cost for federal income tax purposes	$398,017,158

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,902,758	–	3,902,758	–
Capital Goods	3,220,187	–	3,220,187	–
Communications Services	16,828,272	–	16,681,072	147,200
Consumer Cyclical	7,163,845	–	7,163,845	–
Consumer Non-Cyclical	11,149,920	–	11,149,920	–
Energy	4,064,178	–	3,364,461	699,717
Financials	6,138,805	–	5,625,856	512,949
Technology	5,232,021	–	5,232,021	–
Transportation	1,103,882	–	1,103,882	–
Utilities	2,213,196	–	1,812,747	400,449

Common Stock
Communications Services	9,308,606	7,230,072	2,078,534	–
Consumer Discretionary	16,328,208	9,928,906	6,399,302	–
Consumer Staples	9,766,549	4,358,757	5,407,792	–
Energy	8,569,570	6,603,056	1,849,239	117,275
Financials	30,659,935	25,418,678	5,241,257	–
Health Care	23,975,207	19,370,927	4,604,280	–
Industrials	23,036,406	15,937,882	7,098,524	–
Information Technology	29,492,277	25,851,896	3,640,381	–
Materials	9,706,560	4,066,100	5,640,460	–
Real Estate	4,431,453	3,268,675	1,162,778	–
Utilities	3,570,488	2,485,658	1,084,830	–

Long-Term Fixed Income
Asset-Backed Securities	11,338,437	–	9,663,437	1,675,000
Basic Materials	2,003,376	–	2,003,376	–
Capital Goods	3,075,382	–	3,075,382	–
Collateralized Mortgage Obligations	10,199,145	–	10,199,145	–
Commercial Mortgage-Backed Securities	387,650	–	387,650	–
Communications Services	5,597,256	–	5,597,256	–
Consumer Cyclical	5,057,535	–	5,057,535	–
Consumer Non-Cyclical	3,608,419	–	3,608,419	–
Energy	6,365,153	–	6,365,153	–
Financials	12,513,984	–	11,723,184	790,800
Mortgage-Backed Securities	22,822,092	–	22,086,777	735,315
Technology	3,776,433	–	3,776,433	–
Transportation	804,243	–	804,243	–
Utilities	1,782,676	–	1,782,676	–

Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	2,330,888	2,330,888	–	–
Equity Funds/Exchange Traded Funds	948,332	948,332	–	–

Preferred Stock
Consumer Staples	272,844	272,844	–	–
Energy	682,561	294,606	387,955	–
Financials	1,721,242	937,453	783,789	–
Real Estate	197,523	197,523	–	–
Options Purchased	–	–	–	–
Short-Term Investments	1,547,366	–	1,547,366	–

Subtotal Investments in Securities	$326,894,860	$129,502,253	$192,313,902	$5,078,705

Other Investments*	Total

Affiliated Registered Investment Companies	23,434,295
Short-Term Investments	41,889,597
Collateral Held for Securities Loaned	2,305,594

Subtotal Other Investments	$67,629,486

Total Investments at Value	$394,524,346

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	117,440	117,440	–	–

Total Asset Derivatives	$117,440	$117,440	$–	$–

Liability Derivatives
Futures Contracts	286,549	286,549	–	–

Total Liability Derivatives	$286,549	$286,549	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $1,547,366 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	81	December 2018	$9,729,189	($135,752)
CBOT 5-Yr. U.S. Treasury Note	8	December 2018	907,775	(8,712)
CBOT U.S. Long Bond	14	December 2018	1,942,670	(8,920)
CME Ultra Long Term U.S. Treasury Bond	12	December 2018	1,923,790	(133,165)

Total Futures Long Contracts			$14,503,424	($286,549)

CBOT 2-Yr. U.S. Treasury Note	(41)	December 2018	($8,669,453)	$32,547
CME E-mini S&P 500 Index	(5)	December 2018	(723,612)	45,837
Ultra 10-Yr. U.S. Treasury Note	(12)	December 2018	(1,540,368)	39,056

Total Futures Short Contracts			($10,933,433)	$117,440

Total Futures Contracts			$3,569,991	($169,109)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$71,603
Total Interest Rate Contracts		71,603

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	45,837
Total Equity Contracts		45,837
Total Asset Derivatives		$117,440

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	286,549
Total Interest Rate Contracts		286,549
Total Liability Derivatives		$286,549

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	4,765
Futures	Net realized gains/(losses) on Futures contracts	101,536
Total Interest Rate Contracts		106,301

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(433,920)
Total Equity Contracts		(433,920)
Total		($327,619)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(6,529)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(211,502)
Total Interest Rate Contracts		(218,031)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	338,039
Total Equity Contracts		338,039

Total		$120,008

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$5,731,734
Futures - Short	(7,427,548)
Interest Rate Contracts
Futures - Long	10,462,928
Futures - Short	(12,284,163)
Written Options	(303,399)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$242	$24,822	$–	2,592	$23,434	6.4%
Total Affiliated Fixed Income Holdings	242				23,434	6.4
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	32,549	130,728	121,387	4,189	41,890	11.4
Total Affiliated Short-Term Investments	32,549				41,890	11.4
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	4,119	61,402	63,215	2,306	2,306	0.6
Total Collateral Held for Securities Loaned	4,119				2,306	0.6
Total Value	$36,910				$67,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$–	$(1,630)	$–	$798
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	–	–	0	748
Total Income from Affiliated Investments				$1,546
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	32
Total Affiliated Income from Securities Loaned, Net				$32
Total	$–	$(1,630)	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Asset-Backed Securities (6.0%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
	3.900%, 8/25/2028, Ser.
$550,000	K081, Class A2[a]	$553,877
	Navient Student Loan Trust
	3.031%, (LIBOR 1M + 0.750%), 7/25/2066, Ser.
489,451	2017-1A, Class A2[a,b]	491,676
	2.881%, (LIBOR 1M + 0.600%), 7/26/2066, Ser.
500,000	2017-3A, Class A2[a,b]	502,681
	Northstar Education Finance, Inc.
	2.981%, (LIBOR 1M + 0.700%), 12/26/2031, Ser.
275,561	2012-1, Class Aa,b	276,824
	SBA Small Business Investment Companies
	3.548%, 9/11/2028, Ser.
1,000,000	2018-10B, Class 1	993,031
	SLM Student Loan Trust
	2.681%, (LIBOR 1M + 0.400%), 3/25/2025, Ser.
210,625	2010-1, Class Aa	207,522
	U.S. Small Business Administration
	3.191%, 3/10/2024, Ser.
421,545	2014-10A, Class 1	418,049

	Total	3,443,660

Collateralized Mortgage Obligations (2.2%)
	Federal Home Loan Mortgage Corporation Whole Loan Securities Trust
	3.000%, 7/25/2046, Ser.
431,793	2016-SC01, Class 1Ac	405,909
	NCUA Guaranteed Notes
	2.729%, (LIBOR 1M + 0.450%), 10/7/2020, Ser.
173,723	2010-R1, Class 1Aa,c	173,953
	Seasoned Credit Risk Transfer Trust
	2.500%, 8/25/2056, Ser.
710,614	2017-2, Class HAc,d	683,759

	Total	1,263,621

Commercial Mortgage-Backed Securities (8.0%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
	3.650%, 2/25/2028, Ser.
250,000	K075, Class A2[a]	248,167
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
	2.776%, 3/25/2023, Ser.
392,552	K724, Class A1[c]	386,465
	2.561%, (LIBOR 1M + 0.300%), 11/25/2024, Ser.
362,849	KF41, Class Aa,c	361,148
	3.430%, 1/25/2027, Ser.
500,000	K063, Class A2[a]	493,174
	3.444%, 12/25/2027, Ser.
664,000	K072, Class A2[c]	649,477
	3.900%, 4/25/2028, Ser.
500,000	K076, Class A2[c]	505,642
	Federal National Mortgage Association - ACES
	3.560%, 9/25/2021, Ser.
450,548	2018-M5, Class A2[a]	451,682
	3.346%, 3/25/2024, Ser.
415,000	2014-M4, Class A2[a]	412,549
	2.565%, (LIBOR 1M + 0.400%), 10/25/2024, Ser.
442,495	2017-M13, Class FAa	441,939
	2.961%, 2/25/2027, Ser.
160,000	2017-M7, Class A2[a]	151,252
	FRESB Multifamily Mortgage Pass- Through Trust
	2.950%, 8/25/2027, Ser.
489,363	2017-SB40, Class A10Fa,c	469,004

	Total	4,570,499

Consumer Cyclical (1.0%)
	Board of Trustees of The Leland Stanford Junior University
125,000	3.563%, 6/1/2044	114,103
	California Institute of Technology
75,000	4.700%, 11/1/2111	73,451
	Dartmouth College
125,000	3.760%, 6/1/2043	115,816
	Massachusetts Institute of Technology
125,000	4.678%, 7/1/2114	128,371
	President and Fellows of Harvard College
125,000	3.619%, 10/1/2037	118,488

	Total	550,229

Energy (0.6%)
	Petroleos Mexicanos
325,000	2.378%, 4/15/2025	315,902

	Total	315,902

Financials (3.4%)
	Bank Nederlandse Gemeenten NV
500,000	2.401%, (LIBOR 3M + 0.070%), 3/11/2022[a,b]	500,650
	Korea Development Bank
500,000	3.016%, (LIBOR 3M + 0.705%), 5/27/2022[a]	500,859
	Private Export Funding Corporation
1,000,000	2.050%, 11/15/2022	960,105

	Total	1,961,614

Foreign Government (8.8%)
	CPPIB Capital, Inc.
500,000	2.250%, 1/25/2022[b]	485,339
	Development Bank of Japan, Inc.
250,000	2.125%, 9/1/2022[b]	238,648
	Export Development Canada
500,000	2.500%, 1/24/2023	487,330
	Inter-American Development Bank
600,000	4.375%, 1/24/2044	675,206

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Foreign Government (8.8%) - continued
	Japan Bank for International Cooperation
$500,000	2.882%, (LIBOR 3M + 0.570%), 2/24/2020[a]	$502,834
	Jordan Government International Bond
500,000	2.503%, 10/30/2020	494,898
	Kommunalbanken AS
500,000	2.500%, 1/11/2023[b]	486,998
	Province of Manitoba Canada
500,000	2.125%, 5/4/2022	479,835
	Province of Ontario Canada
250,000	3.400%, 10/17/2023	250,490
	Province of Quebec Canada
500,000	2.750%, 4/12/2027	472,088
	Sweden Government International Bond
500,000	2.375%, 2/15/2023[b]	485,366

	Total	5,059,032

Mortgage-Backed Securities (18.8%)
	Federal Home Loan Mortgage Corporation - REMIC
	3.000%, 5/15/2045, Ser.
420,066	4631, Class PA	408,991
	3.000%, 3/15/2047, Ser.
427,923	4734, Class JA	416,419
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	4.000%, 11/1/2048[e]	1,000,347
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
	3.000%, 3/15/2045, Ser.
474,549	4741, Class GA	463,473
	Federal National Mortgage Association
275,000	3.640%, 6/1/2028	270,693
125,000	3.710%, 7/1/2028	123,111
	Federal National Mortgage Association - REMIC
	3.000%, 6/25/2046, Ser.
228,784	2017-58, Class P	222,445
	3.500%, 12/25/2047, Ser.
490,532	2018-41, Class PB	484,461
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
975,000	3.500%, 11/1/2048[e]	949,140
2,500,000	4.000%, 11/1/2048[e]	2,499,989
3,350,000	4.500%, 11/1/2048[e]	3,429,890
450,000	5.000%, 11/1/2048[e]	469,582

	Total	10,738,541

U.S. Government and Agencies (49.2%)
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	474,788
	Federal National Mortgage Association
350,000	2.500%, 4/13/2021	346,121
3,500,000	1.875%, 9/24/2026	3,163,255
1,250,000	6.250%, 5/15/2029	1,558,776
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,457,507
	U.S. Treasury Bonds
1,000,000	2.250%, 11/15/2027	930,508
115,000	5.500%, 8/15/2028	137,591
500,000	4.750%, 2/15/2037	602,910
1,105,000	2.500%, 5/15/2046	928,157
	U.S. Treasury Bonds, TIPS
3,271,618	0.125%, 1/15/2023	3,148,658
367,851	2.375%, 1/15/2025	396,376
469,715	0.375%, 1/15/2027	442,131
379,135	2.125%, 2/15/2040	437,847
1,673,790	0.750%, 2/15/2042	1,487,428
783,398	0.875%, 2/15/2047	702,579
	U.S. Treasury Notes
750,000	1.875%, 12/15/2020	734,531
2,000,000	2.750%, 7/31/2023	1,979,766
5,925,000	2.125%, 11/30/2024	5,625,278
3,650,000	2.875%, 7/31/2025	3,607,797

	Total	28,162,004

	Total Long-Term Fixed Income (cost $57,063,991)	56,065,102

Shares or Principal Amount	Short-Term Investments (16.2%)	Value
	Federal Home Loan Bank Discount Notes
300,000	2.110%, 11/30/2018[f,g]	299,473
	Thrivent Core Short-Term Reserve Fund
897,114	2.430%	8,971,143

	Total Short-Term Investments (cost $9,270,634)	9,270,616

	Total Investments (cost $66,334,625) 114.2%	$65,335,718

	Other Assets and Liabilities, Net (14.2%)	(8,106,364)

	Total Net Assets 100.0%	$57,229,354

a

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $3,468,182 or 6.1% of total net assets.

c	All or a portion of the security is insured or guaranteed.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2018

Definitions:

Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$707,104
Gross unrealized depreciation	(1,683,043)

Net unrealized appreciation (depreciation)	($975,939)
Cost for federal income tax purposes	$62,922,071

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	3,443,660	–	3,443,660	–
Collateralized Mortgage Obligations	1,263,621	–	1,263,621	–
Commercial Mortgage-Backed Securities	4,570,499	–	4,570,499	–
Consumer Cyclical	550,229	–	550,229	–
Energy	315,902	–	315,902	–
Financials	1,961,614	–	1,961,614	–
Foreign Government	5,059,032	–	5,059,032	–
Mortgage-Backed Securities	10,738,541	–	10,738,541	–
U.S. Government and Agencies	28,162,004	–	28,162,004	–
Short-Term Investments	299,473	–	299,473	–

Subtotal Investments in Securities	$56,364,575	$–	$56,364,575	$–

Other Investments*	Total

Short-Term Investments	8,971,143

Subtotal Other Investments	$8,971,143

Total Investments at Value	$65,335,718

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	182,707	182,707	–	–

Total Asset Derivatives	$182,707	$182,707	$–	$–

Liability Derivatives
Futures Contracts	54,112	54,112	–	–

Total Liability Derivatives	$54,112	$54,112	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2018

The following table presents Government Bond Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $299,473 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	9	December 2018	$1,901,559	($5,653)
CBOT U.S. Long Bond	1	December 2018	144,800	(6,675)
Ultra 10-Yr. U.S. Treasury Note	13	December 2018	1,668,206	(41,784)

Total Futures Long Contracts			$3,714,565	($54,112)

CBOT 10-Yr. U.S. Treasury Note	(27)	December 2018	($3,254,468)	$56,656
CBOT 5-Yr. U.S. Treasury Note	(21)	December 2018	(2,382,451)	22,412
CME Ultra Long Term U.S. Treasury Bond	(10)	December 2018	(1,595,827)	103,639

Total Futures Short Contracts			($7,232,746)	$182,707

Total Futures Contracts			($3,518,181)	$128,595

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$182,707
Total Interest Rate Contracts		182,707

Total Asset Derivatives		$182,707

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	54,112
Total Interest Rate Contracts		54,112

Total Liability Derivatives		$54,112

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	1,172
Futures	Net realized gains/(losses) on Futures contracts	282,123
Total Interest Rate Contracts		283,295

Total		$283,295

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	50,237
Total Interest Rate Contracts		50,237

Total		$50,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2018

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$4,004,970
Futures - Short	(9,955,825)
Written Options	(37,816)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments Core Short-Term Reserve, 2.430%	$2,905	$48,992	$42,926	897	$8,971	15.7%

Total Affiliated Short-Term Investments	2,905				8,971	15.7

Total Value	$2,905				$8,971

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments Core Short-Term Reserve, 2.430%	$–	$–	$0	$166

Total Income from Affiliated Investments				$166

Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (97.3%)	Value
California (3.0%)
	California Kindergarten - University Public Education Fac. G.O.
$200,000	1.130%, 5/1/2034[a]	$200,000

	Total	200,000

Colorado (10.6%)
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. Refg. (Union Colony School)
225,000	5.000%, 4/1/2048	241,038
	Denver, CO Health and Hospital Auth. Healthcare Rev.
230,000	5.000%, 12/1/2039, Ser. A	239,292
	Denver, CO Urban Renewal Auth. Rev. (9th and Colorado Urban Redevelopment Area)
225,000	5.250%, 12/1/2039[b]	222,727

	Total	703,057

Delaware (3.6%)
	Kent County, DE Student Housing and Dining Fac. Rev. (CHF-Dover, LLC - Delaware State University)
230,000	5.000%, 7/1/2040, Ser. A	239,773

	Total	239,773

Florida (3.0%)
	Florida Municipal Power Agency Rev.
200,000	1.720%, 10/1/2035[a]	200,000

	Total	200,000

Illinois (7.3%)
	Illinois State G.O.
235,000	5.000%, 12/1/2025, Ser. B	244,506
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
220,000	5.500%, 6/15/2029, Ser. Ac	240,737

	Total	485,243

Kansas (3.7%)
	City of Wichita, KS Health Care Fac. Rev. Refg. (Presbyterian Manors, Inc.)
240,000	5.000%, 5/15/2038, Ser. I	244,738

	Total	244,738

Michigan (3.8%)
	Downriver Utility Wastewater Auth. Rev. Refg. (AGM Insured)
225,000	5.000%, 4/1/2031[c]	249,010

	Total	249,010

Minnesota (0.8%)
	Duluth, MN Economic Development Auth. Health Care Fac. Rev. Refg. (Essentia Health Obligated Group)
50,000	5.000%, 2/15/2033, Ser. Ad	54,696

	Total	54,696

Missouri (3.3%)
	Lee’s Summit, MO Industrial Development Auth. Senior Living Fac. Rev. Refg. (John Knox Village)
225,000	5.000%, 8/15/2042, Ser. A	220,081

	Total	220,081

Nebraska (3.6%)
	Douglas County, NE Hospital Auth. No. 2 Health Fac. Rev. (Childrens Hospital Obligated Group)
225,000	5.000%, 11/15/2047	240,964

	Total	240,964

Nevada (7.3%)
	Carson City, NV Hospital Rev. Refg. (Carson Tahoe Regional Medical Center)
225,000	5.000%, 9/1/2042, Ser. A	238,153
	Director of the State of Nevada Department of Business & Industry Rev. (Somerset Academy of Las Vegas)
250,000	5.000%, 12/15/2048, Ser. Ab	246,538

	Total	484,691

New Hampshire (1.9%)
	New Hampshire Health and Education Fac. Auth. Rev. Refg. (Dartmouth College)
125,000	1.660%, 6/1/2041, Ser. Ba	125,000

	Total	125,000

New Jersey (7.1%)
	New Jersey Transportation Trust Fund Auth. Rev.
225,000	5.000%, 6/15/2045, Ser. AA	231,757
	Tobacco Settlement Financing Corporation Rev. Refg.
225,000	5.250%, 6/1/2046, Ser. A	237,827

	Total	469,584

New York (3.6%)
	New York Transportation Development Corporation Special Fac. Rev. (LaGuardia Airport)
225,000	5.000%, 1/1/2036, AMT	240,682

	Total	240,682

North Carolina (3.6%)
	North Carolina Capital Fac. Finance Agency Educational Fac. Rev. Refg. (Meredith College)
225,000	5.000%, 6/1/2038	238,374

	Total	238,374

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (97.3%)	Value
North Dakota (3.7%)
	University of North Dakota C.O.P. (Infrastructure Energy Improvement)
$225,000	5.000%, 4/1/2048, Ser. A	$243,416

	Total	243,416

Oregon (1.7%)
	Salem, OR Hospital Fac. Auth. Rev (Capital Manor)
100,000	5.000%, 5/15/2026	110,908

	Total	110,908

Pennsylvania (3.6%)
	Pennsylvania Economic Development Financing Auth. Rev. Refg. (Tapestry Moon Senior Housing)
245,000	6.750%, 12/1/2053, Ser. Ab	235,472

	Total	235,472

Texas (7.3%)
	Houston, TX Airport System Rev.
220,000	5.000%, 7/1/2036, Ser. A, AMT	239,503
	Tarrant County Cultural Education Fac. Finance Corporation Rev. Refg. (Trinity Terrace)
235,000	5.000%, 10/1/2044, Ser. A-1	244,872

	Total	484,375

Utah (3.7%)
	Salt Lake City, UT Airport Rev.
225,000	5.000%, 7/1/2036, Ser. A, AMT	246,276

	Total	246,276

Virginia (3.7%)
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
230,000	5.000%, 12/31/2047, AMT	241,528

	Total	241,528

Washington (3.7%)
	Pend Oreille Cty, WA Public Utility District No. 1 Rev. Refg. (Box Canyon Production System)
225,000	5.000%, 1/1/2023	241,115

	Total	241,115

Wisconsin (3.7%)
	Wisconsin Health & Educational Fac. Auth. Rev.
250,000	5.125%, 10/1/2048	243,460

	Total	243,460

	Total Long-Term Fixed Income (cost $6,545,471)	6,442,443

Principal Amount	Short-Term Investments (1.5%)[e]	Value
	Federal Home Loan Bank Discount Notes
$100,000	2.240%, 1/4/2019[f]	$99,591

	Total Short-Term Investments (cost $99,602)	99,591

	Total Investments (cost $6,645,073) 98.8%	$6,542,034

	Other Assets and Liabilities, Net 1.2%	82,133

	Total Net Assets 100.0%	$6,624,167

a

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $704,737 or 10.6% of total net assets.

c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$715
Gross unrealized depreciation	(103,611)

Net unrealized appreciation (depreciation)	($102,896)

Cost for federal income tax purposes	$6,092,430

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing High Income Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Education	1,339,238	–	1,339,238	–
Electric Revenue	441,115	–	441,115	–
General Obligation	444,506	–	444,506	–
Health Care	1,372,211	–	1,372,211	–
Housing Finance	697,972	–	697,972	–
Industrial Development Revenue	220,081	–	220,081	–
Other Revenue	479,355	–	479,355	–
Transportation	1,198,955	–	1,198,955	–
Water & Sewer	249,010	–	249,010	–
Short-Term Investments	99,591	–	99,591	–

Total Investments at Value	$6,542,034	$–	$6,542,034	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	143	143	–	–

Total Asset Derivatives	$143	$143	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents High Income Municipal Bond Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $99,591 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	(4)	December 2018	($552,643)	$143

Total Futures Short Contracts			($552,643)	$143

Total Futures Contracts			($552,643)	$143

Reference Description:

CBOT	-	Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for High Income Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$143
Total Interest Rate Contracts		143

Total Asset Derivatives		$143

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for High Income Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	143
Total Interest Rate Contracts		143

Total		$143

The following table presents High Income Municipal Bond Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Short	($47,966)

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (4.1%)	Value	% of Net Assets
Basic Materials (1.5%)
	Contura Energy, Inc., Term Loan
$6,205,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[a,b,c,d]	$6,173,975	0.9%
2,940,730	7.300%, (LIBOR 2M + 5.000%), 3/17/2024[b,d]	2,926,026	0.4%
	Other Securities^	1,390,765	0.2%

	Total	10,490,766

Communications Services (1.3%)
	Frontier Communications Corporation, Term Loan
3,678,437	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b,d]	3,553,371	0.5%
	Other Securities^	6,080,769	0.8%

	Total	9,634,140

Consumer Non-Cyclical (0.7%)
	Northriver Midstream Finance LP, Term Loan
3,700,000	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[a,b,c,d]	3,715,429	0.5%
	Other Securities^	1,475,117	0.2%

	Total	5,190,546

Financials (0.3%)
	Other Securities^	2,337,759	0.3%

	Total	2,337,759

Utilities (0.3%)
	Other Securities^	2,007,972	0.3%

	Total	2,007,972

	Total Bank Loans (cost $30,004,291)	29,661,183

Principal Amount	Long-Term Fixed Income (91.5%)	Value	% of Net Assets
Asset-Backed Securities (0.1%)
	Other Securities^	954,911	0.1%

	Total	954,911

Basic Materials (7.6%)
	Other Securities^	54,783,830	7.6%

	Total	54,783,830

Capital Goods (10.1%)
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[e]	3,829,050	0.5%
	Berry Global, Inc.
1,510,000	4.500%, 2/15/2026[e]	1,411,850	0.2%
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,601,850	0.8%
	H&E Equipment Services, Inc.
4,140,000	5.625%, 9/1/2025	3,943,350	0.5%
	Other Securities^	57,723,754	8.1%

	Total	72,509,854

Communications Services (14.2%)
	CCO Holdings, LLC
4,500,000	5.875%, 4/1/2024[e]	4,539,375	0.6%
	CenturyLink, Inc.
1,855,000	7.500%, 4/1/2024[f]	1,947,750	0.3%
	Digicel, Ltd.
5,000,000	6.000%, 4/15/2021*,f	4,537,500	0.6%
	Embarq Corporation
2,330,000	7.995%, 6/1/2036	2,219,325	0.3%
	Intelsat Jackson Holdings SA
7,430,000	5.500%, 8/1/2023	6,649,850	0.9%
	Level 3 Financing, Inc.
4,780,000	5.375%, 5/1/2025	4,666,475	0.7%
1,500,000	5.250%, 3/15/2026	1,440,000	0.2%
	Meredith Corporation
3,610,000	6.875%, 2/1/2026[e]	3,610,000	0.5%
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[e]	4,897,669	0.7%
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,683,500	0.7%
	Sprint Corporation
13,505,000	7.625%, 2/15/2025	14,028,319	2.0%
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,655,438	0.5%
	Other Securities^	45,394,384	6.2%

	Total	102,269,585

Consumer Cyclical (13.7%)
	AMC Entertainment Holdings, Inc.
4,057,000	5.750%, 6/15/2025[f]	3,752,725	0.5%
	American Axle & Manufacturing, Inc.
3,732,000	6.250%, 4/1/2025[f]	3,522,075	0.5%
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[e]	3,498,600	0.5%
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,105,131	0.6%
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[e]	3,516,906	0.5%
	Hilton Escrow Issuer, LLC
4,655,000	4.250%, 9/1/2024	4,470,196	0.6%
	Six Flags Entertainment Corporation
5,120,000	4.875%, 7/31/2024[e]	4,838,400	0.7%
	Other Securities^	71,041,828	9.8%

	Total	98,745,861

Consumer Non-Cyclical (10.2%)
	Albertsons Companies, LLC
4,970,000	6.625%, 6/15/2024	4,696,650	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (91.5%)	Value	% of Net Assets
Consumer Non-Cyclical (10.2%) - continued
	Bausch Health Co. Inc.
$2,612,000	7.500%, 7/15/2021[e]	$2,651,180	0.4%
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[e]	3,656,600	0.5%
	HCA, Inc.
4,190,000	5.875%, 3/15/2022	4,383,787	0.6%
7,290,000	4.750% - 6.500%, 2/15/2020 - 2/1/2025	7,403,531	1.0%
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[e]	3,870,274	0.5%
	Spectrum Brands, Inc.
3,720,000	5.750%, 7/15/2025	3,608,400	0.5%
	Valeant Pharmaceuticals International, Inc.
6,890,000	5.500%, 3/1/2023[e]	6,528,275	0.9%
6,055,000	5.625% - 8.500%, 12/1/2021 - 1/31/2027[e]	5,972,731	0.8%
	Other Securities^	30,647,058	4.3%

	Total	73,418,486

Energy (16.6%)
	California Resources Corporation
5,110,000	8.000%, 12/15/2022[e,f]	4,547,900	0.6%
	Centennial Resource Production, LLC
4,415,000	5.375%, 1/15/2026[e]	4,315,662	0.6%
	Cheniere Corpus Christi Holdings, LLC
5,990,000	7.000%, 6/30/2024	6,476,687	0.9%
	Cheniere Energy Partners, LP
3,285,000	5.625%, 10/1/2026[e]	3,235,725	0.5%
	Chesapeake Energy Corporation
3,719,000	8.000%, 1/15/2025[f]	3,772,461	0.5%
	Energy Transfer Equity, LP
3,755,000	5.500%, 6/1/2027	3,817,145	0.5%
	Pacific Drilling First Lien Escrow Issuer, Ltd.
3,500,000	8.375%, 10/1/2023[e]	3,548,125	0.5%
	SESI, LLC
3,720,000	7.750%, 9/15/2024	3,654,900	0.5%
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026[f]	3,780,013	0.5%
	Tallgrass Energy Partners, LP
3,755,000	5.500%, 1/15/2028[e]	3,712,043	0.5%
	Targa Resources Partners, LP
3,725,000	5.125%, 2/1/2025	3,622,563	0.5%
	W&T Offshore, Inc.
4,300,000	9.750%, 11/1/2023[e]	4,161,110	0.6%
	Other Securities^	71,379,258	9.9%

	Total	120,023,592

Financials (9.0%)
	Ally Financial, Inc.
3,630,000	4.125%, 3/30/2020	3,625,462	0.5%
3,500,000	5.750%, 11/20/2025[f]	3,587,500	0.5%
1,340,000	4.625%, 5/19/2022	1,340,000	0.2%
	ASP AMC Merger Sub, Inc.
$4,800,000	8.000%, 5/15/2025[e]	3,600,000	0.5%
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,242,700	0.6%
	Park Aerospace Holdings, Ltd.
3,715,000	4.500%, 3/15/2023[e]	3,534,377	0.5%
	Other Securities^	45,035,165	6.2%

	Total	64,965,204

Foreign Government (0.3%)
	Other Securities^	2,358,930	0.3%

	Total	2,358,930

Technology (5.5%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[e]	6,142,950	0.9%
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[e]	4,108,812	0.6%
	Inception Merger Sub, Inc.
4,655,000	8.625%, 11/15/2024[e,f]	4,375,700	0.6%
	Seagate HDD Cayman
3,885,000	4.750%, 1/1/2025	3,555,403	0.5%
	Western Digital Corporation
4,600,000	4.750%, 2/15/2026	4,249,250	0.6%
	Other Securities^	17,126,195	2.3%

	Total	39,558,310

Transportation (1.2%)
	Other Securities^	8,512,133	1.2%

	Total	8,512,133

Utilities (3.0%)
	Dynegy, Inc.
3,255,000	8.125%, 1/30/2026[e]	3,523,538	0.5%
	Other Securities^	17,828,785	2.5%

	Total	21,352,323

	Total Long-Term Fixed Income (cost $683,044,054)	659,453,019

Shares	Preferred Stock (0.7%)	Value	% of Net Assets
Energy (0.3%)
	Other Securities^	1,854,384	0.3%

	Total	1,854,384

Financials (0.4%)
	Other Securities^	3,240,981	0.4%

	Total	3,240,981

	Total Preferred Stock (cost $5,327,202)	5,095,365

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Registered Investment Companies (0.5%)	Value	% of Net Assets
Equity Funds/Exchange Traded Funds (0.5%)
	Other Securities^	$3,631,275	0.5%

	Total	3,631,275

	Total Registered Investment Companies (cost $3,360,650)	3,631,275

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Consumer Discretionary (<0.1%)
	Other Securities^	48,774	<0.1%

	Total	48,774

Industrials (<0.1%)
	Other Securities^	42,614	<0.1%

	Total	42,614

Materials (<0.1%)
	Other Securities^	10,098	<0.1%

	Total	10,098

	Total Common Stock (cost $320,645)	101,486

Shares	Collateral Held for Securities Loaned (7.5%)	Value	% of Net Assets
53,926,806	Thrivent Cash Management Trust	53,926,806	7.5%

	Total Collateral Held for Securities Loaned (cost $53,926,806)	53,926,806

Shares or Principal Amount	Short-Term Investments (3.6%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
2,580,952	2.430%	25,809,518	3.6%

	Total Short-Term Investments (cost $25,809,518)	25,809,518

	Total Investments (cost $801,793,166) 107.9%	$777,678,652

	Other Assets and Liabilities, Net (7.9%)	(56,933,960)

	Total Net Assets 100.0%	$720,744,692

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	All or a portion of the loan is unfunded.
b	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $353,823,544 or 49.1% of total net assets.

f	All or a portion of the security is on loan.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of October 31, 2018 was $6,068,519 or 0.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Digicel, Ltd., 4/15/2021	3/19/2013	$4,950,858

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$1,803,500
Taxable Debt Security	50,247,936

Total lending	$52,051,436
Gross amount payable upon return of collateral for securities loaned	$53,926,806

Net amounts due to counterparty	$1,875,370

        Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,445,951
Gross unrealized depreciation	(29,521,835)

Net unrealized appreciation (depreciation)	($24,075,884)

Cost for federal income tax purposes	$801,754,536

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	10,490,766	–	10,490,766	–
Communications Services	9,634,140	–	9,634,140	–
Consumer Non-Cyclical	5,190,546	–	5,190,546	–
Financials	2,337,759	–	2,337,759	–
Utilities	2,007,972	–	2,007,972	–

Long-Term Fixed Income
Asset-Backed Securities	954,911	–	954,911	–
Basic Materials	54,783,830	–	54,774,986	8,844
Capital Goods	72,509,854	–	72,509,854	–
Communications Services	102,269,585	–	102,269,585	–
Consumer Cyclical	98,745,861	–	98,745,861	–
Consumer Non-Cyclical	73,418,486	–	73,418,486	–
Energy	120,023,592	–	120,023,592	–
Financials	64,965,204	–	64,965,204	–
Foreign Government	2,358,930	–	2,358,930	–
Technology	39,558,310	–	39,558,310	–
Transportation	8,512,133	–	8,512,133	–
Utilities	21,352,323	–	21,352,323	–

Preferred Stock
Energy	1,854,384	–	1,854,384	–
Financials	3,240,981	3,240,981	–	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	3,631,275	3,631,275	–	–

Common Stock
Communications Services^	0	–	–	0
Consumer Discretionary	48,774	48,774	–	–
Industrials	42,614	–	42,614	–
Materials	10,098	10,098	–	–

Subtotal Investments in Securities	$697,942,328	$6,931,128	$691,002,356	$8,844

Other Investments*	Total

Short-Term Investments	25,809,518
Collateral Held for Securities Loaned	53,926,806

Subtotal Other Investments	$79,736,324

Total Investments at Value	$777,678,652

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 Security in this section is fair valued at <$1

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	10,422
Total Credit Contracts		10,422

Total		$10,422

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Credit Contracts
Credit Default Swaps - Buy Protection	($11,316)

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$17,220	$188,299	$179,709	2,581	$25,810	3.6%
Total Affiliated Short-Term Investments	17,220				25,810	3.6
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	60,706	217,143	223,922	53,927	53,927	7.5
Total Collateral Held for Securities Loaned	60,706				53,927	7.5
Total Value	$77,926				$79,737

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$0	$481
Total Income from Affiliated Investments				$481
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	494
Total Affiliated Income from Securities Loaned, Net				$494
Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.3%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$1,236,448	0.2%

	Total	1,236,448

Capital Goods (0.1%)
	Other Securities^	899,345	0.1%

	Total	899,345

Communications Services (0.8%)
	Other Securities^	6,408,582	0.8%

	Total	6,408,582

Consumer Cyclical (0.2%)
	Other Securities^	1,858,402	0.2%

	Total	1,858,402

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,230,954	0.4%

	Total	3,230,954

Energy (0.1%)
	Other Securities^	1,030,262	0.1%

	Total	1,030,262

Financials (0.2%)
	Other Securities^	1,230,288	0.2%

	Total	1,230,288

Technology (0.2%)
	Other Securities^	1,799,650	0.2%

	Total	1,799,650

Transportation (0.1%)
	Other Securities^	454,250	0.1%

	Total	454,250

Utilities (<0.1%)
	Other Securities^	399,640	<0.1%

	Total	399,640

	Total Bank Loans (cost $18,771,585)	18,547,821

Principal Amount	Long-Term Fixed Income (93.9%)	Value	% of Net Assets
Asset-Backed Securities (2.3%)
	Other Securities^	18,615,281	2.3%

	Total	18,615,281

Basic Materials (4.6%)
	Anglo American Capital plc
$2,900,000	4.750%, 4/10/2027[a]	2,792,551	0.4%
	Braskem Netherlands Finance BV
3,000,000	4.500%, 1/10/2028[a]	2,771,250	0.4%
	Kinross Gold Corporation
2,950,000	4.500%, 7/15/2027	2,640,250	0.3%
	Teck Resources, Ltd.
3,580,000	6.125%, 10/1/2035	3,624,750	0.5%
	Other Securities^	25,172,804	3.0%

	Total	37,001,605

Capital Goods (2.8%)
	Other Securities^	22,852,099	2.8%

	Total	22,852,099

Collateralized Mortgage Obligations (0.2%)
	Other Securities^	1,149,531	0.2%

	Total	1,149,531

Communications Services (9.3%)
	AT&T, Inc.
2,880,000	4.250%, 3/1/2027	2,793,283	0.4%
5,899,000	3.400% - 4.450%, 4/1/2024 - 12/15/2042 [a]	5,453,871	0.7%
2,150,000	3.514%, (LIBOR 3M + 1.180%), 6/12/2024[b]	2,155,964	0.3%
	Charter Communications Operating, LLC
3,325,000	6.484%, 10/23/2045	3,398,354	0.4%
	Comcast Corporation
3,400,000	4.950%, 10/15/2058	3,330,940	0.4%
	Crown Castle International Corporation
2,340,000	5.250%, 1/15/2023	2,440,457	0.3%
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,421,222	0.3%
	Time Warner, Inc.
790,000	4.750%, 3/29/2021	810,735	0.1%
	Verizon Communications, Inc.
2,600,000	3.414%, (LIBOR 3M + 1.100%), 5/15/2025[b]	2,613,396	0.3%
2,747,000	4.522%, 9/15/2048	2,491,562	0.3%
4,510,000	3.500% - 5.250%, 11/1/2024 - 8/21/2046	4,419,112	0.6%
	Viacom, Inc.
2,500,000	6.875%, 4/30/2036	2,760,683	0.3%
	Other Securities^	39,474,713	4.9%

	Total	74,564,292

Consumer Cyclical (4.6%)
	Amazon.com, Inc.
2,520,000	4.050%, 8/22/2047	2,360,582	0.3%
	General Motors Company
2,870,000	5.000% - 5.000%, 10/1/2028 - 4/1/2035	2,685,777	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value	% of Net Assets
Consumer Cyclical (4.6%) - continued
$1,800,000	3.227%, (LIBOR 3M + 0.900%), 9/10/2021[b]	$1,797,397	0.2%
	General Motors Financial Company, Inc.
3,390,000	3.450% - 4.000%, 4/10/2022 - 1/15/2025	3,259,252	0.4%
	Other Securities^	27,293,609	3.3%

	Total	37,396,617

Consumer Non-Cyclical (10.5%)
	Anheuser-Busch InBev Finance, Inc.
3,700,000	3.650%, 2/1/2026	3,511,595	0.4%
1,790,000	4.700%, 2/1/2036	1,706,959	0.2%
	Anheuser-Busch InBev Worldwide, Inc.
2,900,000	4.600%, 4/15/2048	2,610,870	0.3%
2,900,000	3.500% - 4.000%, 1/12/2024 - 4/13/2028	2,791,806	0.4%
	Bayer U.S. Finance II, LLC
2,520,000	4.875%, 6/25/2048[a]	2,349,665	0.3%
	CVS Health Corporation
3,000,000	4.780%, 3/25/2038	2,873,864	0.4%
	Smithfield Foods, Inc.
4,500,000	2.650%, 10/3/2021[a]	4,282,599	0.5%
	Other Securities^	64,464,889	8.0%

	Total	84,592,247

Energy (10.1%)
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,377,780	0.3%
	EQT Corporation
2,600,000	3.900%, 10/1/2027	2,366,004	0.3%
	Petrobras Global Finance BV
2,520,000	5.299%, 1/27/2025	2,403,450	0.3%
	Regency Energy Partners, LP
2,360,000	5.000%, 10/1/2022	2,431,698	0.3%
	Other Securities^	71,447,385	8.9%

	Total	81,026,317

Financials (26.9%)
	Bank of America Corporation
7,340,000	3.875% - 4.750%, 8/26/2024 - 4/21/2045	7,186,710	0.9%
1,857,000	3.004%, 12/20/2023[b]	1,787,954	0.2%
1,800,000	3.705%, 4/24/2028[b]	1,708,718	0.2%
1,800,000	3.093%, 10/1/2025[b]	1,704,469	0.2%
1,640,000	6.500%, 10/23/2024[b,c]	1,739,138	0.2%
1,450,000	4.271%, 7/23/2029[b]	1,430,066	0.2%
1,100,000	3.499%, 5/17/2022[b]	1,095,200	0.1%
1,080,000	2.328%, 10/1/2021[b]	1,054,323	0.1%
730,000	6.300%, 3/10/2026[b,c]	769,238	0.1%
	Citigroup, Inc.
2,630,000	4.400%, 6/10/2025	2,605,425	0.3%
5,745,000	3.700% - 5.500%, 9/13/2025 - 7/23/2048	5,691,238	0.7%
1,440,000	3.887%, 1/10/2028[b]	1,375,170	0.2%
1,440,000	3.751%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,470,312	0.2%
1,100,000	3.142%, 1/24/2023[b]	1,073,919	0.1%
	Credit Suisse Group Funding, Ltd.
2,600,000	3.750%, 3/26/2025	2,488,942	0.3%
	Discover Bank
2,510,000	4.682%, 8/9/2028[b]	2,480,081	0.3%
	Five Corners Funding Trust
2,890,000	4.419%, 11/15/2023[a]	2,951,732	0.4%
	Goldman Sachs Group, Inc.
2,550,000	3.850%, 7/8/2024	2,501,902	0.3%
7,750,000	3.500% - 5.250%, 7/27/2021 - 5/22/2045	7,632,140	1.0%
1,150,000	2.876%, 10/31/2022[b]	1,118,536	0.1%
1,080,000	5.300%, 11/10/2026[b,c]	1,053,000	0.1%
1,080,000	2.908%, 6/5/2023[b]	1,040,491	0.1%
	ING Groep NV
2,500,000	4.100%, 10/2/2023	2,481,087	0.3%
	J.P. Morgan Chase & Company
7,570,000	2.295% - 5.500%, 8/15/2021 - 10/15/2040	7,517,418	1.0%
1,810,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	1,841,870	0.2%
1,440,000	6.000%, 8/1/2023[b,c]	1,447,200	0.2%
1,400,000	3.882%, 7/24/2038[b]	1,262,081	0.2%
730,000	6.750%, 2/1/2024[b,c]	778,545	0.1%
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	2,740,079	0.3%
	Morgan Stanley
10,555,000	2.500% - 5.500%, 1/26/2020 - 1/27/2045	10,376,568	1.3%
1,810,000	3.887%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,843,058	0.2%
	Other Securities^	135,040,196	16.8%

	Total	217,286,806

Foreign Government (1.5%)
	Other Securities^	11,766,400	1.5%

	Total	11,766,400

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,525,000	4.000%, 11/1/2048[d]	5,526,915	0.7%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
2,425,000	3.500%, 11/1/2033[d]	2,422,963	0.3%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
11,750,000	3.500%, 11/1/2048[d]	11,438,350	1.4%
6,900,000	4.000%, 11/1/2048[d]	6,899,971	0.9%
8,160,000	4.500%, 11/1/2048[d]	8,354,597	1.0%
1,000,000	5.000%, 11/1/2048[d]	1,043,516	0.1%

	Total	35,686,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value	% of Net Assets
Technology (3.8%)
	Apple, Inc.
$2,550,000	3.250%, 2/23/2026	$2,455,178	0.3%
	Other Securities^	28,496,441	3.5%

	Total	30,951,619

Transportation (0.6%)
	Other Securities^	5,090,528	0.6%

	Total	5,090,528

U.S. Government and Agencies (5.1%)
	U.S. Treasury Bonds
3,600,000	2.250%, 11/15/2027	3,349,828	0.4%
6,000,000	2.750%, 2/15/2028	5,810,625	0.7%
4,500,000	2.875%, 5/15/2028	4,400,156	0.6%
5,000,000	2.875%, 8/15/2028	4,884,961	0.6%
13,900,000	2.750%, 11/15/2047	12,254,262	1.5%
7,000,000	3.000%, 8/15/2048	6,491,406	0.8%
	U.S. Treasury Notes
3,870,000	2.125%, 12/31/2022	3,741,504	0.5%

	Total	40,932,742

Utilities (7.2%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,381,183	0.3%
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	2,903,615	0.4%
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,353,166	0.3%
	South Carolina Electric & Gas Company
4,300,000	5.100%, 6/1/2065	4,133,225	0.5%
	Southern California Edison Company
3,150,000	4.125%, 3/1/2048	2,920,247	0.4%
	Southern Company
4,370,000	3.250%, 7/1/2026	4,052,523	0.5%
	Other Securities^	39,534,693	4.8%

	Total	58,278,652

	Total Long-Term Fixed Income (cost $780,339,855)	757,191,048

Shares	Registered Investment Companies (1.5%)	Value	% of Net Assets
Fixed Income Funds/Exchange Traded Funds (1.5%)
67,000	iShares J.P. Morgan USD Emerging Markets Bond ETF	7,012,220	0.9%
150,000	SPDR Bloomberg Barclays High Yield Bond ETF	5,274,000	0.6%

	Total	12,286,220

	Total Registered Investment Companies (cost $12,566,863)	12,286,220

Shares	Preferred Stock (0.3%)	Value	% of Net Assets
Financials (0.3%)
51,800	Morgan Stanley, 7.125%[b,c]	1,412,586	0.2%
	Other Securities^	1,287,500	0.1%

	Total	2,700,086

	Total Preferred Stock (cost $2,543,644)	2,700,086

Shares	Collateral Held for Securities Loaned (1.0%)	Value	% of Net Assets
8,347,519	Thrivent Cash Management Trust	8,347,519	1.0%

	Total Collateral Held for Securities Loaned (cost $ 8,347,519)	8,347,519

Shares or Principal Amount	Short-Term Investments (6.5%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
5,147,370	2.430%	51,473,698	6.4%
	Other Securities^	698,179	0.1%

	Total Short-Term Investments (cost $52,171,905)	52,171,877

	Total Investments (cost $874,741,371)105.5%	$851,244,571

	Other Assets and Liabilities, Net (5.5%)	(44,406,249)

	Total Net Assets 100.0%	$806,838,322

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $123,581,872 or 15.3% of total net assets.

b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes investments purchased on a when-issued or delayed delivery basis.

Income Fund held restricted securities as of October 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2018, the value of these investments was $15,863,546 or 2.0% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of October 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$8,056,513

Total lending	$8,056,513
Gross amount payable upon return of collateral for securities loaned	$8,347,519

Net amounts due to counterparty	$291,006

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,751,521
Gross unrealized depreciation	(27,982,581)

Net unrealized appreciation (depreciation)	($23,231,060)

Cost for federal income tax purposes	$831,472,702

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,236,448	–	1,072,275	164,173
Capital Goods	899,345	–	899,345	–
Communications Services	6,408,582	–	6,408,582	–
Consumer Cyclical	1,858,402	–	1,858,402	–
Consumer Non-Cyclical	3,230,954	–	3,230,954	–
Energy	1,030,262	–	1,030,262	–
Financials	1,230,288	–	1,230,288	–
Technology	1,799,650	–	1,799,650	–
Transportation	454,250	–	454,250	–
Utilities	399,640	–	399,640	–

Long-Term Fixed Income
Asset-Backed Securities	18,615,281	–	18,615,281	–
Basic Materials	37,001,605	–	37,001,605	–
Capital Goods	22,852,099	–	22,852,099	–
Collateralized Mortgage Obligations	1,149,531	–	1,149,531	–
Communications Services	74,564,292	–	74,564,292	–
Consumer Cyclical	37,396,617	–	37,396,617	–
Consumer Non-Cyclical	84,592,247	–	84,592,247	–
Energy	81,026,317	–	81,026,317	–
Financials	217,286,806	–	217,286,806	–
Foreign Government	11,766,400	–	11,766,400	–
Mortgage-Backed Securities	35,686,312	–	35,686,312	–
Technology	30,951,619	–	30,951,619	–
Transportation	5,090,528	–	5,090,528	–
U.S. Government and Agencies	40,932,742	–	40,932,742	–
Utilities	58,278,652	–	58,278,652	–

Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	12,286,220	12,286,220	–	–

Preferred Stock
Financials	2,700,086	1,412,586	1,287,500	–
Short-Term Investments	698,179	–	698,179	–
Subtotal Investments in Securities	$791,423,354	$13,698,806	$777,560,375	$164,173

Other Investments*	Total
Short-Term Investments	51,473,698
Collateral Held for Securities Loaned	8,347,519

Subtotal Other Investments	$59,821,217

Total Investments at Value	$851,244,571

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	627,647	627,647	–	–

Total Asset Derivatives	$627,647	$627,647	$–	$–

Liability Derivatives
Futures Contracts	694,214	694,214	–	–

Total Liability Derivatives	$694,214	$694,214	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Income Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $698,179 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	104	December 2018	$15,059,214	($694,214)

Total Futures Long Contracts			$15,059,214	($694,214)

CBOT 10-Yr. U.S. Treasury Note	(250)	December 2018	($29,973,419)	$364,044
CBOT 5-Yr. U.S. Treasury Note	(247)	December 2018	(28,022,157)	263,603

Total Futures Short Contracts			($57,995,576)	$627,647

Total Futures Contracts			($42,936,362)	($66,567)

Reference Description:
CBOT	- Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$627,647
Total Interest Rate Contracts		627,647

Total Asset Derivatives		$627,647

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	694,214
Total Interest Rate Contracts		694,214

Total Liability Derivatives		$694,214

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,493,879

Total Interest Rate Contracts		2,493,879

Total		$2,493,879

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(393,181)

Total Interest Rate Contracts		(393,181)

Total		($393,181)

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$19,239,451
Futures - Short	(79,899,093)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Income Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$42,410	$263,187	$254,123	5,147	$51,474	6.4%
Total Affiliated Short-Term Investments	42,410				51,474	6.4
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	19,443	74,584	85,679	8,348	8,348	1.0
Total Collateral Held for Securities Loaned	19,443				8,348	1.0
Total Value	$61,853				$59,822

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$1	$1,072
Total Income from Affiliated Investments				$1,072
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	66
Total Affiliated Income from Securities Loaned, Net				$66
Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Common Stock (95.5%)	Value
Communications Services (12.2%)
47,604	Alphabet, Inc., Class Aa	$51,915,970
9,344	Alphabet, Inc., Class Ca	10,061,339
272,185	Facebook, Inc.[a]	41,314,961
65,370	Netflix, Inc.[a]	19,727,359

	Total	123,019,629

Consumer Discretionary (15.3%)
49,198	Amazon.com, Inc.[a]	78,618,896
11,331	Booking Holdings, Inc.[a]	21,240,866
200,802	Las Vegas Sands Corporation	10,246,926
83,737	McDonald’s Corporation	14,813,075
380,676	NIKE, Inc.	28,565,927

	Total	153,485,690

Consumer Staples (2.1%)
184,427	Altria Group, Inc.	11,995,132
321,122	Kroger Company	9,556,591

	Total	21,551,723

Energy (1.6%)
143,157	Anadarko Petroleum Corporation	7,615,952
54,810	Pioneer Natural Resources Company	8,071,869

	Total	15,687,821

Financials (5.4%)
432,596	Bank of America Corporation	11,896,390
176,376	Citigroup, Inc.	11,545,573
65,388	Goldman Sachs Group, Inc.	14,736,494
208,535	Intercontinental Exchange, Inc.	16,065,536

	Total	54,243,993

Health Care (13.7%)
62,916	Becton, Dickinson and Company	14,502,138
28,461	Biogen, Inc.[a]	8,659,828
135,296	BioMarin Pharmaceutical, Inc.[a]	12,470,232
86,951	Edwards Lifesciences Corporation[a]	12,833,968
30,682	Illumina, Inc.[a]	9,546,704
28,253	Intuitive Surgical, Inc.[a]	14,724,899
36,962	Thermo Fisher Scientific, Inc.	8,636,171
116,062	UnitedHealth Group, Inc.	30,332,804
93,201	Vertex Pharmaceuticals, Inc.[a]	15,793,841
110,934	Zoetis, Inc.	10,000,701

	Total	137,501,286

Industrials (8.3%)
73,239	Boeing Company	25,989,592
250,341	CSX Corporation	17,238,481
128,523	Honeywell International, Inc.	18,612,701
76,283	Norfolk Southern Corporation	12,802,576
21,420	Resideo Technologies, Inc.[a]	450,891
88,542	XPO Logistics, Inc.[a]	7,913,884

	Total	83,008,125

Information Technology (36.9%)
219,169	Activision Blizzard, Inc.	15,133,620
233,501	Apple, Inc.	51,104,029
126,641	Autodesk, Inc.[a]	16,368,349
251,318	Cisco Systems, Inc.	11,497,799
206,793	MasterCard, Inc.	40,876,772
438,105	Microsoft Corporation	46,793,995
88,086	NVIDIA Corporation	18,571,171
463,500	PayPal Holdings, Inc.[a]	39,022,065
101,714	Red Hat, Inc.[a]	17,458,191
341,514	Salesforce.com, Inc.[a]	46,869,381
349,178	Visa, Inc.	48,134,187
213,435	Xilinx, Inc.	18,220,946

	Total	370,050,505

	Total Common Stock (cost $658,679,209)	958,548,772

Shares	Registered Investment Companies (2.0%)	Value
Equity Funds/Exchange Traded Funds (2.0%)
141,769	iShares Russell 1000 Growth Index Fund	20,142,540

	Total	20,142,540

	Total Registered Investment Companies (cost $19,780,575)	20,142,540

Shares or Principal Amount	Short-Term Investments (2.6%)	Value
	Federal Home Loan Bank Discount Notes
500,000	2.195%, 12/13/2018[b,c]	498,699
	Thrivent Core Short-Term Reserve Fund
2,502,625	2.430%	25,026,249

	Total Short-Term Investments (cost $25,524,969)	25,524,948

	Total Investments (cost $703,984,753) 100.1%	$1,004,216,260

	Other Assets and Liabilities, Net (0.1%)	(610,711)

	Total Net Assets 100.0%	$1,003,605,549

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$318,609,787
Gross unrealized depreciation	(18,746,826)

Net unrealized appreciation (depreciation)	$299,862,961

Cost for federal income tax purposes	$704,353,299

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	123,019,629	123,019,629	–	–
Consumer Discretionary	153,485,690	153,485,690	–	–
Consumer Staples	21,551,723	21,551,723	–	–
Energy	15,687,821	15,687,821	–	–
Financials	54,243,993	54,243,993	–	–
Health Care	137,501,286	137,501,286	–	–
Industrials	83,008,125	83,008,125	–	–
Information Technology	370,050,505	370,050,505	–	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	20,142,540	20,142,540	–	–
Short-Term Investments	498,699	–	498,699	–

Subtotal Investments in Securities	$979,190,011	$978,691,312	$498,699	$–

Other Investments *	Total
Short-Term Investments	25,026,249

Subtotal Other Investments	$25,026,249

Total Investments at Value	$1,004,216,260

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,473,558)
Total Equity Contracts		(4,473,558)

Total		($4,473,558)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	3,693,646
Total Equity Contracts		3,693,646

Total		$3,693,646

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$2,405,706

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$31,679	$163,411	$170,064	2,503	$25,026	2.5%
Total Affiliated Short-Term Investments	31,679				25,026	2.5
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	58,282	58,282	–	–	–
Total Value	$31,679				$25,026

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$1	$718
Total Income from Affiliated Investments				$718
Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (93.2%)	Value	% of Net Assets
Communications Services (8.6%)
32,908	Alphabet, Inc., Class Aa	$35,888,807	2.0%
21,338	Alphabet, Inc., Class Ca	22,976,118	1.3%
397,589	Comcast Corporation	15,164,045	0.9%
156,931	Facebook, Inc.[a]	23,820,557	1.3%
41,371	Netflix, Inc.a	12,484,940	0.7%
215,802	Verizon Communications, Inc.	12,320,136	0.7%
	Other Securities^	29,727,904	1.7%

	Total	152,382,507

Consumer Discretionary (12.1%)
42,916	Amazon.com, Inc.[a]	68,580,197	3.9%
7,287	Booking Holdings, Inc.[a]	13,660,065	0.8%
279,900	Bridgestone Corporation	10,792,748	0.6%
354,600	Honda Motor Company, Ltd.	10,122,245	0.6%
164,941	Lowe’s Companies, Inc.	15,705,682	0.9%
154,978	NIKE, Inc.	11,629,549	0.7%
1,308,900	Nissan Motor Company, Ltd.	11,908,062	0.7%
737,100	Sekisui House, Ltd.	10,818,435	0.6%
	Other Securities^	61,349,786	3.3%

	Total	214,566,769

Consumer Staples (5.4%)
144,280	CVS Health Corporation	10,444,429	0.6%
581,900	Japan Tobacco, Inc.	14,952,111	0.9%
237,674	Unilever plc	12,589,508	0.7%
	Other Securities^	57,403,445	3.2%

	Total	95,389,493

Energy (4.6%)
157,357	Chevron Corporation	17,568,909	1.0%
299,050	Halliburton Company	10,371,054	0.6%
398,083	Royal Dutch Shell plc, Class B	12,982,655	0.8%
	Other Securities^	39,540,174	2.2%

	Total	80,462,792

Financials (13.1%)
1,047,187	Bank of America Corporation	28,797,643	1.6%
449,406	Citigroup, Inc.	29,418,117	1.7%
110,541	Goldman Sachs Group, Inc.	24,912,625	1.4%
	Other Securities^	149,280,527	8.4%

	Total	232,408,912

Health Care (12.0%)
43,434	Biogen, Inc.[a]	13,215,663	0.7%
589,550	GlaxoSmithKline plc	11,418,267	0.6%
97,206	Johnson & Johnson	13,607,868	0.8%
306,992	Merck & Company, Inc.	22,597,681	1.3%
159,973	Novartis AG	14,009,214	0.8%
353,235	Novo Nordisk AS	15,255,003	0.9%
375,750	Pfizer, Inc.	16,179,795	0.9%
55,967	Roche Holding AG	13,620,264	0.8%
92,905	UnitedHealth Group, Inc.	24,280,722	1.4%
	Other Securities^	67,842,741	3.8%

	Total	212,027,218

Industrials (11.4%)
63,335	Boeing Company	22,475,058	1.3%
250,136	CSX Corporation	17,224,365	1.0%
249,799	Delta Air Lines, Inc.	13,671,499	0.8%
129,012	Honeywell International, Inc.	18,683,518	1.1%
135,705	Norfolk Southern Corporation	22,775,370	1.3%
	Other Securities^	106,893,941	5.9%

	Total	201,723,751

Information Technology (17.5%)
220,440	Apple, Inc.	48,245,498	2.7%
198,847	CGI Group, Inc.[a]	12,280,194	0.7%
750,593	Cisco Systems, Inc.	34,339,630	1.9%
67,353	MasterCard, Inc.	13,313,668	0.8%
461,808	Microsoft Corporation	49,325,713	2.8%
188,421	PayPal Holdings, Inc.[a]	15,863,164	0.9%
97,620	Red Hat, Inc.[a]	16,755,497	1.0%
181,042	Salesforce.com, Inc.[a]	24,846,204	1.4%
188,292	Visa, Inc.	25,956,052	1.5%
118,130	Xilinx, Inc.	10,084,758	0.6%
	Other Securities^	58,257,514	3.2%

	Total	309,267,892

Materials (5.5%)
148,181	BASF SE	11,371,135	0.6%
306,029	UPM-Kymmene Oyj	9,838,398	0.6%
	Other Securities^	76,565,816	4.3%

	Total	97,775,349

Real Estate (0.8%)
	Other Securities^	14,296,420	0.8%

	Total	14,296,420

Utilities (2.2%)
405,657	PG&E Corporation[a]	18,988,804	1.1%
	Other Securities^	20,254,136	1.1%

	Total	39,242,940

	Total Common Stock (cost $1,334,624,723)	1,649,544,043

Shares	Collateral Held for Securities Loaned (1.3%)	Value	% of Net Assets
22,091,756	Thrivent Cash Management Trust	22,091,756	1.3%

	Total Collateral Held for Securities Loaned (cost $22,091,756)	22,091,756

Shares or Principal Amount	Short-Term Investments (6.6%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
27,700,000	2.020% - 2.255%, 11/6/2018 - 1/16/2019[b,c]	27,616,640	1.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2018

Shares or Principal Amount	Short-Term Investments (6.6%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
8,918,435	2.430%	$89,184,347	5.0%

	Total Short-Term Investments (cost $116,802,956)	116,800,987

	Total Investments (cost $1,473,519,435) 101.1%	$1,788,436,786

	Other Assets and Liabilities, Net (1.1%)	(19,321,069)

	Total Net Assets 100.0%	$1,769,115,717

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of October 31, 2018:

Securities Lending Transactions

Common Stock	$20,843,498

Total lending	$20,843,498
Gross amount payable upon return of collateral for securities loaned	$22,091,756

Net amounts due to counterparty	$1,248,258

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$409,256,746
Gross unrealized depreciation	(97,118,996)

Net unrealized appreciation (depreciation)	$312,137,750

Cost for federal income tax purposes	$1,582,785,031

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	152,382,507	126,916,454	25,466,053	–
Consumer Discretionary	214,566,769	135,751,923	78,814,846	–
Consumer Staples	95,389,493	28,901,362	66,488,131	–
Energy	80,462,792	57,891,896	22,570,896	–
Financials	232,408,912	168,026,354	64,382,558	–
Health Care	212,027,218	155,600,021	56,427,197	–
Industrials	201,723,751	114,606,572	87,117,179	–
Information Technology	309,267,892	264,661,743	44,606,149	–
Materials	97,775,349	28,550,628	69,224,721	–
Real Estate	14,296,420	–	14,296,420	–
Utilities	39,242,940	25,848,144	13,394,796	–
Short-Term Investments	27,616,640	–	27,616,640	–

Subtotal Investments in Securities	$1,677,160,683	$1,106,755,097	$570,405,586	$–

Other Investments*	Total
Short-Term Investments	89,184,347
Collateral Held for Securities Loaned	22,091,756

Subtotal Other Investments	$111,276,103

Total Investments at Value	$1,788,436,786

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	7,219,349	7,219,349	–	–

Total Asset Derivatives	$7,219,349	$7,219,349	$–	$–

Liability Derivatives
Futures Contracts	15,753,567	15,753,567	–	–

Total Liability Derivatives	$15,753,567	$15,753,567	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $27,616,640 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
ICE mini MSCI EAFE Index	1,247	December 2018	$121,536,687	($8,527,312)
ICE US mini MSCI Emerging Markets Index	2,108	December 2018	108,062,435	(7,226,255)

Total Futures Long Contracts			$229,599,122	($15,753,567)

CME E-mini S&P 500 Index	(792)	December 2018	($114,578,909)	$7,219,349

Total Futures Short Contracts			($114,578,909)	$7,219,349

Total Futures Contracts			$115,020,213	($8,534,218)

Reference Description:

CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$7,219,349
Total Equity Contracts		7,219,349
Total Asset Derivatives		$7,219,349

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	15,753,567
Total Equity Contracts		15,753,567
Total Liability Derivatives		$15,753,567

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(20,957,332)
Total Equity Contracts		(20,957,332)

Total		($20,957,332)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(19,419,503)
Total Equity Contracts		(19,419,503)

Total		($19,419,503)

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$233,471,671
Futures - Short	(53,292,150)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$85,818	$594,281	$590,915	8,918	$89,184	5.0%

Total Affiliated Short-Term Investments	85,818				89,184	5.0

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	31,320	291,084	300,312	22,092	22,092	1.3

Total Collateral Held for Securities Loaned	31,320				22,092	1.3

Total Value	$117,138				$111,276

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$1	$2,937

Total Income from Affiliated Investments				$2,937

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	326

Total Affiliated Income from Securities Loaned, Net				$326

Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (97.2%)	Value
Communications Services (8.4%)
12,640	Alphabet, Inc.[a]	$13,610,373
135,839	CBS Corporation	7,790,367
681,860	Comcast Corporation	26,006,140
741,889	Verizon Communications, Inc.	42,354,443

	Total	89,761,323

Consumer Discretionary (4.9%)
70,914	Aptiv plc	5,446,195
363,079	Harley-Davidson, Inc.	13,876,879
346,321	Lowe’s Companies, Inc.	32,976,686

	Total	52,299,760

Consumer Staples (4.0%)
280,740	CVS Health Corporation	20,322,768
56,540	Kimberly-Clark Corporation	5,897,122
164,353	Wal-Mart Stores, Inc.	16,481,319

	Total	42,701,209

Energy (9.4%)
179,250	Anadarko Petroleum Corporation	9,536,100
302,434	Chevron Corporation	33,766,756
124,812	EQT Corporation	4,239,864
304,380	Halliburton Company	10,555,898
937,701	Marathon Oil Corporation	17,806,942
121,080	Marathon Petroleum Corporation	8,530,086
45,100	Phillips 66	4,637,182
56,190	Pioneer Natural Resources Company	8,275,101
1,673,040	Weatherford International plc[a,b]	2,258,604

	Total	99,606,533

Financials (24.6%)
247,170	Aflac, Inc.	10,645,612
134,050	American International Group, Inc.	5,534,924
1,734,506	Bank of America Corporation	47,698,915
319,350	Blackstone Group, LP	10,334,166
206,172	Capital One Financial Corporation	18,411,160
73,697	Chubb, Ltd.	9,205,492
635,210	Citigroup, Inc.	41,580,847
143,059	Comerica, Inc.	11,667,892
727,843	Fifth Third Bancorp	19,644,483
93,480	Goldman Sachs Group, Inc.	21,067,588
512,180	Huntington Bancshares, Inc.	7,339,539
136,820	J.P. Morgan Chase & Company	14,916,116
215,080	MetLife, Inc.	8,859,145
70,000	Prudential Financial, Inc.	6,564,600
13,342	Raymond James Financial, Inc.	1,023,198
131,719	State Street Corporation	9,055,681
209,610	U.S. Bancorp	10,956,315
157,360	Zions Bancorporations NA	7,403,788

	Total	261,909,461

Health Care (15.9%)
64,910	Aetna, Inc.	12,878,144
58,210	Biogen, Inc.[a]	17,711,557
157,257	Express Scripts Holding Company[a]	15,249,211
194,460	Gilead Sciences, Inc.	13,258,283
222,740	GlaxoSmithKline plc ADR	8,700,224
128,250	Johnson & Johnson	17,953,718
211,483	Medtronic plc	18,995,403
473,610	Merck & Company, Inc.	34,862,432
338,120	Pfizer, Inc.	14,559,447
56,693	UnitedHealth Group, Inc.	14,816,716

	Total	168,985,135

Industrials (10.7%)
45,200	Boeing Company	16,039,672
133,140	CSX Corporation	9,168,020
294,620	Delta Air Lines, Inc.	16,124,553
116,863	Honeywell International, Inc.	16,924,100
141,410	Ingersoll-Rand plc	13,566,875
64,040	Norfolk Southern Corporation	10,747,833
19,477	Resideo Technologies, Inc.[a]	409,991
82,641	United Parcel Service, Inc.	8,804,572
179,960	United Technologies Corporation	22,352,832

	Total	114,138,448

Information Technology (12.7%)
62,190	Apple, Inc.	13,610,903
1,190,040	Cisco Systems, Inc.	54,444,330
360,751	Microsoft Corporation	38,531,814
257,840	Oracle Corporation	12,592,906
164,620	Texas Instruments, Inc.	15,281,675

	Total	134,461,628

Materials (3.6%)
181,530	Alcoa Corporation[a]	6,351,735
199,710	CF Industries Holdings, Inc.	9,592,071
131,416	Eastman Chemical Company	10,296,444
269,860	WestRock Company	11,595,884

	Total	37,836,134

Utilities (3.0%)
128,760	Edison International, Inc.	8,934,657
499,062	PG&E Corporationa	23,361,092

	Total	32,295,749

	Total Common Stock (cost $761,732,772)	1,033,995,380

Shares	Collateral Held for Securities Loaned (0.2%)	Value
1,804,350	Thrivent Cash Management Trust	1,804,350

	Total Collateral Held for Securities Loaned (cost $1,804,350)	1,804,350

Shares or Principal Amount	Short-Term Investments (2.7%)	Value
	Thrivent Core Short-Term Reserve Fund
2,887,466	2.430%	28,874,661

	Total Short-Term Investments (cost $28,874,661)	28,874,661

	Total Investments (cost $792,411,783) 100.1%	$1,064,674,391

	Other Assets and Liabilities, Net (0.1%)	(1,107,567)

	Total Net Assets 100.0%	$1,063,566,824

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Value Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$1,623,915

Total lending	$1,623,915
Gross amount payable upon return of collateral for securities loaned	$1,804,350

Net amounts due to counterparty	$180,435

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$316,699,204
Gross unrealized depreciation	(43,864,891)

Net unrealized appreciation (depreciation)	$272,834,313

Cost for federal income tax purposes	$791,840,078

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	89,761,323	89,761,323	–	–
Consumer Discretionary	52,299,760	52,299,760	–	–
Consumer Staples	42,701,209	42,701,209	–	–
Energy	99,606,533	99,606,533	–	–
Financials	261,909,461	261,909,461	–	–
Health Care	168,985,135	168,985,135	–	–
Industrials	114,138,448	114,138,448	–	–
Information Technology	134,461,628	134,461,628	–	–
Materials	37,836,134	37,836,134	–	–
Utilities	32,295,749	32,295,749	–	–

Subtotal Investments in Securities	$1,033,995,380	$1,033,995,380	$–	$–

Other Investments*	Total
Short-Term Investments	28,874,661
Collateral Held for Securities Loaned	1,804,350

Subtotal Other Investments	$30,679,011

Total Investments at Value	$1,064,674,391

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$39,609	$57,930	$68,664	2,887	$28,875	2.7%

Total Affiliated Short-Term Investments	39,609				28,875	2.7

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	13,370	113,446	125,012	1,804	1,804	0.2

Total Collateral Held for Securities Loaned	13,370				1,804	0.2

Total Value	$52,979				$30,679

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$0	$535

Total Income from Affiliated Investments				$535

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	37

Total Affiliated Income from Securities Loaned, Net				$37

Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (0.5%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$214,194	<0.1%

	Total	214,194

Capital Goods (<0.1%)
	Other Securities^	198,113	<0.1%

	Total	198,113

Communications Services (0.2%)
	Other Securities^	1,899,268	0.2%

	Total	1,899,268

Consumer Cyclical (<0.1%)
	Other Securities^	561,804	<0.1%

	Total	561,804

Consumer Non-Cyclical (0.1%)
	Other Securities^	820,074	0.1%

	Total	820,074

Energy (0.1%)
	Other Securities^	612,027	0.1%

	Total	612,027

Financials (<0.1%)
	Other Securities^	93,389	<0.1%

	Total	93,389

Technology (0.1%)
	Other Securities^	588,177	0.1%

	Total	588,177

	Total Bank Loans (cost $5,552,639)	4,987,046

Principal Amount	Long-Term Fixed Income (95.9%)	Value	% of Net Assets
Asset-Backed Securities (26.4%)
	Ares XXXVII CLO, Ltd.
$4,000,000	3.606%, (LIBOR 3M + 1.170%), 10/15/2030, Ser. 2015-4A, Class A1R*,a	4,001,464	0.4%
	Assurant CLO III, Ltd.
4,700,000	3.389%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class A*,a	4,699,756	0.5%
	CBAM CLO, Ltd.
4,000,000	3.563%, (LIBOR 3M + 1.120%), 10/20/2029, Ser. 2018-8A, Class A1*,a	3,999,848	0.4%
	CCG Receivables Trust
3,500,000	2.500%, 6/16/2025, Ser. 2018-1, Class A2[b]	3,476,864	0.4%
	Cedar Funding VI CLO, Ltd.
6,000,000	3.559%, (LIBOR 3M + 1.090%), 10/20/2028, Ser. 2016-6A, Class AR*,a	5,999,952	0.6%
	Citibank Credit Card Issuance Trust
4,900,000	2.647%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017-A7, Class A7[a]	4,904,589	0.5%
	Commonbond Student Loan Trust
4,148,902	2.781%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[a,b]	4,105,666	0.4%
	Finance of America Structured Securities Trust
3,614,513	3.375%, 9/25/2028, Ser. 2018-HB1, Class A*,a,c	3,610,899	0.4%
	Garrison BSL CLO, Ltd.
6,000,000	3.341%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1*,a	5,962,632	0.6%
	GM Financial Consumer Automobile Receivables Trust
4,230,691	2.080%, 1/19/2021, Ser. 2018-1, Class A2A	4,214,219	0.5%
	Golub Capital Partners, Ltd.
6,000,000	3.610%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1*,a	5,999,856	0.6%
	Invitation Homes Trust
4,500,000	3.350%, (LIBOR 1M + 1.100%), 1/17/2038, Ser. 2018-SFR4, Class Aa,b,d	4,500,000	0.5%
	Magnetite XVIII Ltd
4,500,000	3.490%, (LIBOR 3M + 1.080%), 11/15/2028, Ser. 2016-18A, Class AR*,a,d	4,500,000	0.5%
	Marlette Funding Trust
3,382,322	2.610%, 3/15/2028, Ser. 2018-1A, Class Ab	3,370,204	0.4%
5,375,909	3.200%, 9/15/2028, Ser. 2018-3A, Class Ab	5,364,744	0.6%
	Mercedes-Benz Auto Lease Trust
3,808,625	2.200%, 4/15/2020, Ser. 2018-A, Class A2	3,800,969	0.4%
	Mill City Mortgage Loan Trust
3,563,077	3.500%, 5/25/2058, Ser. 2018-2, Class A1[a,b]	3,524,789	0.4%
	Navient Student Loan Trust
5,139,233	3.031%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[a,b]	5,162,601	0.6%
	Octagon Investment Partners XX, Ltd.
3,350,000	3.468%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,a	3,350,951	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value	% of Net Assets
Asset-Backed Securities (26.4%) - continued
	Prosper Marketplace Issuance Trust
$4,715,131	3.350%, 10/15/2024, Ser. 2018-2A, Class Ab	$4,707,688	0.5%
	Santander Retail Auto Lease Trust
3,450,000	2.220%, 1/20/2021, Ser. 2017-A, Class A3[b]	3,414,884	0.4%
	Securitized Term Auto Receivables Trust
3,575,783	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[b]	3,559,697	0.4%
	SLM Student Loan Trust
3,709,304	2.681%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Aa	3,654,650	0.4%
	Springleaf Funding Trust
3,350,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ab	3,336,894	0.4%
	Upstart Securitization Trust
4,439,587	3.330%, 12/22/2025, Ser. 2018-2, Class Ab	4,437,358	0.5%
	Verizon Owner Trust
4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ab	4,428,473	0.5%
	World Financial Network Credit Card Master Trust
3,900,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	3,867,870	0.4%
	Other Securities^	128,140,815	13.8%

	Total	244,098,332

Basic Materials (0.5%)
	Other Securities^	4,436,741	0.5%

	Total	4,436,741

Capital Goods (0.7%)
	Other Securities^	6,897,107	0.7%

	Total	6,897,107

Collateralized Mortgage Obligations (5.6%)
	Angel Oak Mortgage Trust I, LLC
4,522,128	3.674%, 7/27/2048, Ser. 2018-2, Class A1[a,b]	4,513,113	0.5%
	Bellemeade Re, Ltd.
4,000,000	3.231%, (LIBOR 1M + 0.950%), 8/25/2028, Ser. 2018-2A, Class M1Aa,b	4,004,907	0.4%
	Civic Mortgage, LLC
5,000,000	4.349%, 11/25/2022, Ser. 2018-2, Class A1[b,c,e]	4,950,000	0.5%
	Countrywide Alternative Loan Trust
411,082	5.500% - 5.500%, 11/25/2035 - 2/25/2036, Ser. 2005- 49CB, Class A1	395,263	<0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
500,257	2.250%, 6/25/2025, Ser. 2010-58, Class PT	496,968	0.1%
	Radnor RE, Ltd.
3,300,000	3.681%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,a	3,305,229	0.4%
	Towd Point Mortgage Trust
3,559,539	2.887%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[a,b]	3,555,574	0.4%
	Other Securities^	31,061,067	3.3%

	Total	52,282,121

Commercial Mortgage-Backed Securities (3.6%)
	Cold Storage Trust
4,850,000	3.280%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,a	4,851,374	0.5%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
5,150,000	2.481%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KP04, Class AG1[a,f]	5,149,996	0.6%
5,805,591	2.561%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. KF41, Class Aa,f	5,778,366	0.6%
	Federal National Mortgage Association - ACES
3,097,463	2.565%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-M13, Class FAa	3,093,576	0.3%
2,928,559	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[a]	2,935,936	0.3%
	Federal National Mortgage Association - Connecticut Avenue Securities
3,172,457	3.031%, (LIBOR 1M + 0.750%), 12/25/2030, Ser. 2018-C04, Class 2M1[a]	3,172,906	0.4%
	Wells Fargo Commercial Mortgage Trust
5,276,659	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,268,149	0.6%
	Other Securities^	2,907,760	0.3%

	Total	33,158,063

Communications Services (2.4%)
	Other Securities^	21,974,892	2.4%

	Total	21,974,892

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value	% of Net Assets
Consumer Cyclical (2.0%)
	General Motors Financial Company, Inc.
$3,500,000	3.696%, (LIBOR 3M + 1.310%), 6/30/2022[a]	$3,525,305	0.4%
	Other Securities^	15,317,390	1.6%

	Total	18,842,695

Consumer Non-Cyclical (5.1%)
	Other Securities^	46,950,608	5.1%

	Total	46,950,608

Energy (3.8%)
	Other Securities^	35,649,619	3.8%

	Total	35,649,619

Financials (17.3%)
	Bank of America Corporation
1,775,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[a]	1,780,190	0.2%
1,500,000	3.046%, (LIBOR 3M + 0.650%), 10/1/2021[a]	1,505,239	0.2%
1,500,000	3.111%, (LIBOR 3M + 0.770%), 2/5/2026[a]	1,466,774	0.2%
1,500,000	3.487%, (LIBOR 3M + 1.000%), 4/24/2023[a]	1,514,820	0.2%
1,500,000	2.816%, 7/21/2023[a]	1,444,039	0.1%
1,065,000	3.629%, (LIBOR 3M + 1.160%), 1/20/2023[a]	1,081,652	0.1%
900,000	6.100%, 3/17/2025[a,g]	923,625	0.1%
	Goldman Sachs Group, Inc.
2,000,000	3.487%, (LIBOR 3M + 1.000%), 7/24/2023[a]	2,013,335	0.2%
1,755,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[a]	1,774,401	0.2%
1,530,000	3.484%, (LIBOR 3M + 1.170%), 11/15/2021[a]	1,548,635	0.2%
1,500,000	3.414%, (LIBOR 3M + 1.100%), 11/15/2018[a]	1,500,618	0.2%
1,125,000	3.917%, (LIBOR 3M + 1.600%), 11/29/2023[a]	1,163,181	0.1%
1,000,000	3.060%, (LIBOR 3M + 0.750%), 2/23/2023[a]	998,991	0.1%
	Morgan Stanley
1,425,000	5.000%, 11/24/2025	1,459,073	0.2%
2,000,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[a]	2,022,514	0.2%
1,950,000	3.119%, (LIBOR 3M + 0.800%), 2/14/2020[a]	1,952,535	0.2%
1,400,000	3.887%, (LIBOR 3M + 1.400%), 10/24/2023[a]	1,425,570	0.1%
1,000,000	5.450%, 7/15/2019[a,g]	1,008,880	0.1%
1,000,000	2.891%, (LIBOR 3M + 0.550%), 2/10/2021[a]	1,000,500	0.1%
900,000	5.550%, 7/15/2020[a,g]	909,000	0.1%
	Other Securities^	131,491,648	14.2%

	Total	159,985,220

Foreign Government (0.7%)
	Other Securities^	6,380,572	0.7%

	Total	6,380,572

Mortgage-Backed Securities (3.5%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
11,570,000	3.500%, 11/1/2033[d]	11,560,283	1.2%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
10,750,000	4.500%, 11/1/2048[d]	11,006,363	1.2%
250,000	5.000%, 11/1/2048[d]	260,879	<0.1%
642,519	4.281%, (LIBOR 12M + 1.550%), 7/1/2043[a]	662,447	0.1%
504,470	3.727%, (LIBOR 12M + 1.515%), 1/1/2043[a]	518,393	0.1%
	GSAA Home Equity Trust
920,880	4.564%, 8/25/2034, Ser. 2004-10, Class M2[e]	916,316	0.1%
	Towd Point Mortgage Trust
4,943,757	3.250%, 8/25/2058, Ser. 2018-5, Class A1Aa,b	4,871,429	0.5%
	Other Securities^	2,416,251	0.3%

	Total	32,212,361

Technology (2.1%)
	Other Securities^	19,175,856	2.1%

	Total	19,175,856

Transportation (1.4%)
	Other Securities^	12,880,051	1.4%

	Total	12,880,051

U.S. Government and Agencies (18.5%)
	Federal National Mortgage Association
15,000,000	2.875%, 9/12/2023	14,852,235	1.6%
3,000,000	2.500%, 4/13/2021	2,966,748	0.3%
	U.S. Treasury Bonds
6,750,000	5.500%, 8/15/2028	8,076,006	0.9%
5,220,000	2.250% - 3.000%, 11/15/2027 - 5/15/2046	4,604,804	0.6%
	U.S. Treasury Bonds, TIPS
5,461,800	0.125%, 1/15/2023	5,256,525	0.6%
6,315,050	0.375%, 1/15/2027	5,944,206	0.6%
6,699,875	0.375%, 7/15/2027	6,304,949	0.7%
5,852,770	1.000%, 2/15/2046	5,432,407	0.6%
	U.S. Treasury Notes
62,000,000	1.750%, 11/30/2019	61,350,937	6.6%
6,500,000	1.875%, 12/15/2020	6,365,937	0.7%
21,345,000	2.000%, 11/30/2022	20,554,568	2.2%
12,125,000	1.125% - 2.875%, 10/31/2019 - 7/31/2025	11,751,146	1.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value	% of Net Assets
U.S. Government and Agencies (18.5%) - continued
	U.S. Treasury Notes, TIPS
$18,085,620	0.125%, 4/15/2021	$17,621,470	1.9%

	Total	171,081,938

Utilities (2.3%)
	Other Securities^	21,145,255	2.3%

	Total	21,145,255

	Total Long-Term Fixed Income (cost $896,822,126)	887,151,431

Shares	Preferred Stock (0.2%)	Value	% of Net Assets
Financials (0.2%)
	Other Securities^	2,208,480	0.2%

	Total	2,208,480

	Total Preferred Stock (cost $2,225,400)	2,208,480

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	195,812	<0.1%

	Total	195,812

	Total Common Stock (cost $195,812)	195,812

Shares or Principal Amount	Short-Term Investments (6.5%)	Value	% of Net Assets
	U.S. Treasury Bills
250,000	2.181%, 12/27/2018[h,i]	249,141	<0.1%
	Thrivent Core Short-Term Reserve Fund
5,915,209	2.430%	59,152,095	6.4%
	Other Securities^	897,174	0.1%

	Total Short-Term Investments (cost $60,298,487)	60,298,410

	Total Investments (cost $965,094,464) 103.1%	$954,841,179

	Other Assets and Liabilities, Net (3.1%)	(29,134,118)

	Total Net Assets 100.0%	$925,707,061

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $252,328,802 or 27.3% of total net assets.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
f	All or a portion of the security is insured or guaranteed.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	At October 31, 2018, $249,142 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of October 31, 2018 was $93,448,822 or 10.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Ares XXXVII CLO, Ltd., 10/15/2030	5/18/2018	$4,007,286
Assurant CLO III, Ltd., 10/20/2031	7/27/2018	4,700,000
CBAM CLO, Ltd., 10/20/2029	8/29/2018	4,000,000
Cedar Funding VI CLO, Ltd., 10/20/2028	10/2/2018	6,000,000
Cold Storage Trust, 4/15/2036	4/20/2017	4,850,000
Finance of America Structured Securities Trust, 9/25/2028	10/2/2018	3,614,371
Garrison BSL CLO, Ltd., 7/17/2028	5/18/2018	6,000,000
Golub Capital Partners, Ltd., 10/20/2028	9/17/2018	6,000,000
Magnetite XVIII Ltd, 11/15/2028	10/31/2018	4,500,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,350,000
Radnor RE, Ltd., 3/25/2028	3/13/2018	3,300,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2018

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,450,587
Gross unrealized depreciation	(12,413,538)

Net unrealized appreciation (depreciation)	($8,962,951)

Cost for federal income tax purposes	$921,255,616

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	214,194	–	154,495	59,699
Capital Goods	198,113	–	198,113	–
Communications Services	1,899,268	–	1,899,268	–
Consumer Cyclical	561,804	–	561,804	–
Consumer Non-Cyclical	820,074	–	820,074	–
Energy	612,027	–	612,027	–
Financials	93,389	–	93,389	–
Technology	588,177	–	588,177	–

Long-Term Fixed Income
Asset-Backed Securities	244,098,332	–	235,276,920	8,821,412
Basic Materials	4,436,741	–	4,436,741	–
Capital Goods	6,897,107	–	6,897,107	–
Collateralized Mortgage Obligations	52,282,121	–	47,332,121	4,950,000
Commercial Mortgage-Backed Securities	33,158,063	–	33,158,063	–
Communications Services	21,974,892	–	21,974,892	–
Consumer Cyclical	18,842,695	–	18,842,695	–
Consumer Non-Cyclical	46,950,608	–	46,950,608	–
Energy	35,649,619	–	35,649,619	–
Financials	159,985,220	–	159,985,220	–
Foreign Government	6,380,572	–	6,380,572	–
Mortgage-Backed Securities	32,212,361	–	32,212,361	–
Technology	19,175,856	–	19,175,856	–
Transportation	12,880,051	–	12,880,051	–
U.S. Government and Agencies	171,081,938	–	171,081,938	–
Utilities	21,145,255	–	21,145,255	–

Preferred Stock
Financials	2,208,480	1,429,380	779,100	–

Common Stock
Energy	195,812	–	–	195,812
Short-Term Investments	1,146,315	–	1,146,315	–

Subtotal Investments in Securities	$895,689,084	$1,429,380	$880,232,781	$14,026,923

Other Investments *	Total

Short-Term Investments	59,152,095

Subtotal Other Investments	$59,152,095

Total Investments at Value	$954,841,179

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,669,223	1,669,223	–	–

Total Asset Derivatives	$1,669,223	$1,669,223	$–	$ –

Liability Derivatives
Futures Contracts	341,363	341,363	–	–

Total Liability Derivatives	$341,363	$341,363	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Limited Maturity Bond Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $897,174 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	216	December 2018	$45,637,409	($135,659)
Ultra 10-Yr. U.S. Treasury Note	64	December 2018	8,212,704	(205,704)

Total Futures Long Contracts			$53,850,113	($341,363)

CBOT 10-Yr. U.S. Treasury Note	(305)	December 2018	($36,763,437)	$640,000
CBOT 5-Yr. U.S. Treasury Note	(442)	December 2018	(50,144,913)	471,711
CBOT U.S. Long Bond	(57)	December 2018	(8,264,815)	391,690
CME Ultra Long Term U.S. Treasury Bond	(16)	December 2018	(2,553,322)	165,822

Total Futures Short Contracts			($97,726,487)	$1,669,223

Total Futures Contracts			($43,876,374)	$1,327,860

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$1,669,223
Total Interest Rate Contracts		1,669,223

Total Asset Derivatives		$1,669,223

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	341,363
Total Interest Rate Contracts		341,363

Total Liability Derivatives		$341,363

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,589,504
Total Interest Rate Contracts		2,589,504

Total		$2,589,504

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	415,042
Total Interest Rate Contracts		415,042

Total		$415,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$86,274,751
Futures - Short	(115,169,258)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$42,477	$308,646	$291,971	5,915	$59,152	6.4%

Total Affiliated Short-Term Investments	42,477				59,152	6.4

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	3,467	14,331	17,798	–	–	–

Total Collateral Held for Securities Loaned	3,467				–	–

Total Value	$45,944				$59,152

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$1	$1,030

Total Income from Affiliated Investments				$1,030

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	3

Total Affiliated Income from Securities Loaned, Net				$3

Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (95.7%)	Value
Communications Services (5.0%)
56,000	HKT Trust and HKT, Ltd.	$77,233
5,200	KDDI Corporation	125,839
5,600	NTT DOCOMO, Inc.	138,874
257,000	PCCW, Ltd.	141,111
321	RTL Group SA	20,603
826	TELUS Corporation	28,285

	Total	531,945

Consumer Discretionary (10.8%)
600	ABC-MART, Inc.	35,079
2,900	Bridgestone Corporation	111,822
1,829	Bunzl plc	53,955
663	Burberry Group plc	15,341
256	Canadian Tire Corporation, Ltd.	28,808
165	Carnival Corporation	9,247
61	Garrett Motion, Inc.[a]	925
45	Hermes International	25,691
672	Home Depot, Inc.	118,191
260	McDonald’s Corporation	45,994
10,800	Nissan Motor Company, Ltd.	98,256
900	Park24 Company, Ltd.	23,677
1,300	Sankyo Company, Ltd.	49,635
12,100	Sekisui House, Ltd.	177,592
900	SHIMAMURA Company, Ltd.	75,703
8,624	SmartCentres Real Estate Investment Trust	197,053
766	TJX Companies, Inc.	84,168

	Total	1,151,137

Consumer Staples (13.7%)
2,083	Altria Group, Inc.	135,478
111	Beiersdorf AG	11,477
374	Carlsberg AS	41,258
2,485	Coca-Cola Company	118,982
758	Colgate-Palmolive Company	45,139
4,676	Empire Company, Ltd.	85,070
7,800	Japan Tobacco, Inc.	200,424
3,857	Koninklijke Ahold Delhaize NV	88,288
3,000	Lawson, Inc.	190,433
539	Loblaw Companies, Ltd.	26,957
730	Mondelez International, Inc.	30,645
272	Nestle SA	22,963
1,150	NH Foods, Ltd.	39,659
1,928	PepsiCo, Inc.	216,669
87	Unilever NV	4,675
1,975	Unilever plc	104,615
1,087	Wal-Mart Stores, Inc.	109,004

	Total	1,471,736

Energy (1.0%)
410	Chevron Corporation	45,777
783	Exxon Mobil Corporation	62,389

	Total	108,166

Financials (13.5%)
13	Alleghany Corporation	7,809
2,014	Allstate Corporation	192,780
297	American Express Company	30,511
1,713	American Financial Group, Inc.	171,351
742	Aon plc	115,886
689	Arch Capital Group, Ltd.[a]	19,547
694	Berkshire Hathaway, Inc.[a]	142,464
693	Chubb, Ltd.	86,563
2,201	CI Financial Corporation	32,552
1,759	Direct Line Insurance Group plc	7,392
2,201	Hartford Financial Services Group, Inc.	99,969
3,325	KeyCorp	60,382
1,062	Loews Corporation	49,447
71	Markel Corporation[a]	77,620
1,342	Marsh & McLennan Companies, Inc.	113,735
24,758	Medibank Private, Ltd.	49,089
575	Nasdaq, Inc.	49,858
419	Pargesa Holding SA	30,759
1,596	U.S. Bancorp	83,423
381	W.R. Berkley Corporation	28,918

	Total	1,450,055

Health Care (15.4%)
1,613	Abbott Laboratories	111,200
444	Amgen, Inc.	85,599
3,000	Astellas Pharmaceutical, Inc.	46,351
1,471	Baxter International, Inc.	91,952
1,464	Danaher Corporation	145,522
1,280	Eli Lilly and Company	138,803
2,224	GlaxoSmithKline plc	43,074
1,001	Johnson & Johnson	140,130
1,123	Medtronic plc	100,868
2,500	Mitsubishi Tanabe Pharma Corporation	36,927
3,038	Novo Nordisk AS	131,201
4,915	Pfizer, Inc.	211,640
708	Roche Holding AG	172,300
194	Sonova Holding AG	31,638
615	Stryker Corporation	99,765
228	UnitedHealth Group, Inc.	59,588

	Total	1,646,558

Industrials (8.1%)
663	AMETEK, Inc.	44,474
224	General Dynamics Corporation	38,658
602	Honeywell International, Inc.	87,182
395	Lockheed Martin Corporation	116,071
317	Northrop Grumman Corporation	83,038
653	Raytheon Company	114,301
4,420	RELX plc	87,413
100	Resideo Technologies, Inc.[a]	2,105
6,301	Royal Mail plc	28,927
99	Schindler Holding AG	20,558
199	Schindler Holding AG, Participation Certificate	41,962
22	SGS SA	52,251
10,400	Singapore Airport Terminal Services, Ltd.	37,429
3,500	Sumitomo Electric Industries, Ltd.	47,732
883	Waste Connections, Inc.	67,497

	Total	869,598

Information Technology (13.4%)
147	Accenture plc	23,170
936	Amphenol Corporation	83,772
1,167	Automatic Data Processing, Inc.	168,141
4,200	Canon, Inc.	119,630
3,261	CGI Group, Inc.[a]	201,390
3,164	Cisco Systems, Inc.	144,753
1,330	Fidelity National Information Services, Inc.	138,453
935	Fiserv, Inc.[a]	74,146

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (95.7%)	Value
Information Technology (13.4%) - continued
179	International Business Machines Corporation	$20,662
829	MasterCard, Inc.	163,868
989	Microsoft Corporation	105,635
3,007	Oracle Corporation	146,862
517	Synopsys, Inc.[a]	46,287

	Total	1,436,769

Materials (1.9%)
40	Givaudan SA	96,957
1,300	Kuraray Company, Ltd.	17,856
2,873	Newmont Mining Corporation	88,833

	Total	203,646

Real Estate (4.3%)
710	AvalonBay Communities, Inc.	124,520
128	Crown Castle International Corporation	13,919
800	Daito Trust Construction Company, Ltd.	105,471
1,073	Duke Realty Corporation	29,582
809	Equity Residential	52,553
6,000	Hysan Development Company, Ltd.	28,138
1,113	Klepierre SA	37,716
2,500	Link REIT	22,218
148	Regency Centers Corporation	9,377
472	Swiss Prime Site AG	38,300

	Total	461,794

Utilities (8.6%)
792	Ameren Corporation	51,147
1,190	American Electric Power Company, Inc.	87,298
3,600	Chugoku Electric Power Company, Inc.	46,306
18,000	CLP Holdings, Ltd.	201,698
2,108	CMS Energy Corporation	104,388
694	Duke Energy Corporation	57,345
438	Edison International, Inc.	30,393
1,319	Enagas SA	34,971
151	NextEra Energy, Inc.	26,047
4,300	Osaka Gas Company, Ltd.	78,630
296	Southern Company	13,329
2,000	Tokyo Gas Company, Ltd.	49,186
864	WEC Energy Group, Inc.	59,098
1,671	Xcel Energy, Inc.	81,896

	Total	921,732

	Total Common Stock (cost $10,092,763)	10,253,136

Shares or Principal Amount	Short-Term Investments (4.6%)	Value
	Federal Home Loan Bank Discount Notes
200,000	2.255%, 1/8/2019[b,c]	199,131
300,000	2.281%, 1/16/2019[b,c]	298,544

Shares or Principal Amount	Short-Term Investments (4.6%)	Value
	Thrivent Core Short-Term Reserve Fund
<1	2.430%	1

	Total Short-Term Investments (cost $497,705)	497,676

	Total Investments (cost $10,590,468) 100.3%	$10,750,812

	Other Assets and Liabilities, Net (0.3%)	(33,028)

	Total Net Assets 100.0%	$10,717,784

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$570,863
Gross unrealized depreciation	(453,411)

Net unrealized appreciation (depreciation)	$117,452

Cost for federal income tax purposes	$10,981,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Low Volatility Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	531,945	–	531,945	–
Consumer Discretionary	1,151,137	258,525	892,612	–
Consumer Staples	1,471,736	655,917	815,819	–
Energy	108,166	108,166	–	–
Financials	1,450,055	1,330,263	119,792	–
Health Care	1,646,558	1,185,067	461,491	–
Industrials	869,598	553,326	316,272	–
Information Technology	1,436,769	1,115,749	321,020	–
Materials	203,646	88,833	114,813	–
Real Estate	461,794	229,951	231,843	–
Utilities	921,732	510,941	410,791	–
Short-Term Investments	497,675	–	497,675	–

Subtotal Investments in Securities	$10,750,811	$6,036,738	$4,714,073	$–

Other Investments *	Total

Short-Term Investments	1

Subtotal Other Investments	$1

Total Investments at Value	$10,750,812

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	4,640	4,640	–	–

Total Liability Derivatives	$4,640	$4,640	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $497,675 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
Eurex MSCI World Index	6	December 2018	$353,240	($4,640)

Total Futures Long Contracts			$353,240	($4,640)

Total Futures Contracts			$353,240	($4,640)

Reference Description:
MSCI	- Morgan Stanley Capital International

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$4,640
Total Equity Contracts		4,640

Total Liability Derivatives		$4,640

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,963)
Total Equity Contracts		(3,963)

Total		($3,963)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(9,513)
Total Equity Contracts		(9,513)

Total		($9,513)

The following table presents Low Volatility Equity Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$280,928
Futures - Short	(3,236)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Low Volatility Equity Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$266	$5,939	$6,205	–	$0	<0.1%

Total Affiliated Short-Term Investments	266				–	–

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	236	236	–	–	–

Total Value	$266				$–

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$0	$5

Total Income from Affiliated Investments				$5

Cash Management Trust-Collateral Investment	–	–	–	0

Total Affiliated Income from Securities Loaned, Net				$0

Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (90.6%)	Value
Communications Services (3.9%)
878,050	DISH Network Corporation[a]	$26,991,257
1,383,275	Twitter, Inc.[a]	48,068,806

	Total	75,060,063

Consumer Discretionary (7.8%)
1,333,825	American Axle & Manufacturing Holdings, Inc.[a]	20,234,125
245,725	Dollar Tree, Inc.[a]	20,714,617
187,025	Expedia Group, Inc.	23,458,546
185,125	Lululemon Athletica, Inc.[a]	26,052,641
249,850	RHa,b	28,910,144
909,926	Toll Brothers, Inc.	30,628,109

	Total	149,998,182

Consumer Staples (1.2%)
961,525	Hain Celestial Group, Inc.[a]	23,922,742

	Total	23,922,742

Energy (5.0%)
782,600	Callon Petroleum Company[a]	7,802,522
142,475	Diamondback Energy, Inc.	16,008,491
185,255	Marathon Petroleum Corporation	13,051,215
346,638	Parsley Energy, Inc.[a]	8,118,262
1,467,400	Patterson-UTI Energy, Inc.	24,417,536
1,596,765	WPX Energy, Inc.[a]	25,612,110

	Total	95,010,136

Financials (17.7%)
1,127,100	Ally Financial, Inc.	28,639,611
1,145,200	Assured Guaranty, Ltd.	45,785,096
531,450	E*TRADE Financial Corporation	26,264,259
336,200	First Republic Bank	30,590,838
1,986,876	Huntington Bancshares, Inc.	28,471,933
2,497,550	KeyCorp	45,355,508
36,210	Markel Corporation[a]	39,586,220
1,207,000	Radian Group, Inc.	23,162,330
1,507,850	Zions Bancorporations NA	70,944,343

	Total	338,800,138

Health Care (8.1%)
245,525	Edwards Lifesciences Corporation[a]	36,239,490
1,138,877	Halozyme Therapeutics, Inc.[a]	17,686,760
573,425	Myriad Genetics, Inc.[a]	25,821,327
226,000	Neurocrine Biosciences, Inc.[a]	24,215,900
230,589	Universal Health Services, Inc.	28,030,399
977,950	Valeant Pharmaceuticals International, Inc.[a]	22,375,496

	Total	154,369,372

Industrials (18.7%)
161,175	Acuity Brands, Inc.	20,250,027
450,275	AGCO Corporation	25,233,411
342,650	Brink’s Company	22,724,548
556,325	CSX Corporation	38,308,539
257,925	Huntington Ingalls Industries, Inc.	56,351,454
260,712	Oshkosh Corporation	14,636,372
337,750	SiteOne Landscape Supply, Inc.[a]	22,980,510
1,206,440	Southwest Airlines Company	59,236,204
439,150	United Continental Holdings, Inc.[a]	37,551,717
255,355	Verisk Analytics, Inc.[a]	30,601,743
289,500	WABCO Holdings, Inc.[a]	31,106,775

	Total	358,981,300

Information Technology (14.6%)
1,100,145	Advanced Micro Devices, Inc.[a]	20,033,640
724,950	Akamai Technologies, Inc.[a]	52,377,638
246,750	Alliance Data Systems Corporation	50,874,915
781,750	Ciena Corporation[a]	24,437,505
504,350	Red Hat, Inc.[a]	86,566,634
605,363	Teradata Corporation[a]	22,035,213
678,126	Teradyne, Inc.	23,361,441

	Total	279,686,986

Materials (4.2%)
530,150	Ball Corporation	23,750,720
1,388,525	Owens-Illinois, Inc.[a]	21,758,187
860,433	Steel Dynamics, Inc.	34,073,147

	Total	79,582,054

Real Estate (6.2%)
203,750	Alexandria Real Estate Equities, Inc.	24,904,362
274,200	Camden Property Trust	24,752,034
203,650	Digital Realty Trust, Inc.	21,028,899
873,550	Duke Realty Corporation	24,083,774
1,264,309	Host Hotels & Resorts, Inc.	24,160,945

	Total	118,930,014

Utilities (3.2%)
347,650	Entergy Corporation	29,185,218
594,000	Public Service Enterprise Group, Inc.	31,737,420

	Total	60,922,638

	Total Common Stock (cost $1,346,187,790)	1,735,263,625

Shares	Collateral Held for Securities Loaned (1.1%)	Value
21,669,050	Thrivent Cash Management Trust	21,669,050

	Total Collateral Held for Securities Loaned (cost $21,669,050)	21,669,050

Shares or Principal Amount	Short-Term Investments (8.7%)	Value
16,723,089	Thrivent Core Short-Term Reserve Fund 2.430%	167,230,890

	Total Short-Term Investments (cost $167,230,890)	167,230,890

	Total Investments (cost $1,535,087,730) 100.4%	$1,924,163,565

	Other Assets and Liabilities, Net (0.4%)	(8,417,077)

	Total Net Assets 100.0%	$1,915,746,488

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Fund as of October 31, 2018:

Securities Lending Transactions

Common Stock	$20,850,942

Total lending	$20,850,942
Gross amount payable upon return of collateral for securities loaned	$21,669,050

Net amounts due to counterparty	$818,108

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$442,937,184
Gross unrealized depreciation	(54,719,434)

Net unrealized appreciation (depreciation)	$388,217,750

Cost for federal income tax purposes	$1,535,945,815

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	75,060,063	75,060,063	–	–
Consumer Discretionary	149,998,182	149,998,182	–	–
Consumer Staples	23,922,742	23,922,742	–	–
Energy	95,010,136	95,010,136	–	–
Financials	338,800,138	338,800,138	–	–
Health Care	154,369,372	154,369,372	–	–
Industrials	358,981,300	358,981,300	–	–
Information Technology	279,686,986	279,686,986	–	–
Materials	79,582,054	79,582,054	–	–
Real Estate	118,930,014	118,930,014	–	–
Utilities	60,922,638	60,922,638	–	–

Subtotal Investments in Securities	$1,735,263,625	$1,735,263,625	$–	$–

Other Investments *	Total

Short-Term Investments	167,230,890
Collateral Held for Securities Loaned	21,669,050

Subtotal Other Investments	$188,899,940

Total Investments at Value	$1,924,163,565

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$85,301	$324,061	$242,131	16,723	$167,231	8.7%

Total Affiliated Short-Term Investments	85,301				167,231	8.7

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	661	354,987	333,979	21,669	21,669	1.1

Total Collateral Held for Securities Loaned	661				21,669	1.1

Total Value	$85,962				$188,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$1	$3,074

Total Income from Affiliated Investments				$3,074

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	92

Total Affiliated Income from Securities Loaned, Net				$92

Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.1%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$4,572,759	0.2%

	Total	4,572,759

Capital Goods (0.1%)
	Other Securities^	2,582,608	0.1%

	Total	2,582,608

Communications Services (0.5%)
	Other Securities^	11,442,297	0.5%

	Total	11,442,297

Consumer Cyclical (0.3%)
	Other Securities^	5,615,429	0.3%

	Total	5,615,429

Consumer Non-Cyclical (0.3%)
	Other Securities^	7,756,919	0.3%

	Total	7,756,919

Energy (0.2%)
	Other Securities^	3,794,834	0.2%

	Total	3,794,834

Financials (0.2%)
	Other Securities^	4,274,638	0.2%

	Total	4,274,638

Technology (0.2%)
	Other Securities^	5,096,272	0.2%

	Total	5,096,272

Transportation (<0.1%)
	Other Securities^	829,676	<0.1%

	Total	829,676

Utilities (0.1%)
	Other Securities^	1,660,724	0.1%

	Total	1,660,724

	Total Bank Loans (cost $48,299,707)	47,626,156

Shares	Registered Investment Companies (43.3%)	Value	% of Net Assets
Affiliated Equity Holdings (31.5%)
2,203,086	Thrivent Core International Equity Fund	20,444,642	0.9%
6,327,806	Thrivent Core Low Volatility Equity Fund[a]	66,695,075	2.9%
12,490,426	Thrivent Large Cap Growth Fund, Class S	155,755,609	6.7%
1,828,360	Thrivent Large Cap Stock Fund, Class S	49,146,306	2.1%
8,148,795	Thrivent Large Cap Value Fund, Class S	186,607,417	8.1%
3,723,782	Thrivent Mid Cap Stock Fund, Class S	104,489,316	4.5%
12,134,999	Thrivent Partner Worldwide Allocation Fund, Class S	119,772,442	5.1%
1,034,330	Thrivent Small Cap Stock Fund, Class S	27,254,589	1.2%

	Total	730,165,396

Affiliated Fixed Income Holdings (10.7%)
4,379,939	Thrivent Core Emerging Markets Debt Fund	39,594,649	1.7%
7,885,546	Thrivent High Yield Fund, Class S	36,588,934	1.6%
12,489,865	Thrivent Income Fund, Class S	108,661,822	4.7%
5,183,865	Thrivent Limited Maturity Bond Fund, Class S	63,761,546	2.7%

	Total	248,606,951

Equity Funds/Exchange Traded Funds (0.6%)
28,521	SPDR S&P 500 ETF Trust	7,718,638	0.3%
	Other Securities^	5,395,721	0.3%

	Total	13,114,359

Fixed Income Funds/Exchange Traded Funds (0.5%)
110,900	Vanguard Short-Term Corporate Bond ETF	8,642,437	0.4%
	Other Securities^	2,767,405	0.1%

	Total	11,409,842

	Total Registered Investment Companies (cost $771,972,521)	1,003,296,548

Principal Amount	Long-Term Fixed Income (30.5%)	Value	% of Net Assets
Asset-Backed Securities (1.1%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$1,975,000	3.900%, 8/25/2028, Ser. K081, Class A2[b]	1,988,920	0.1%
	SBA Small Business Investment Companies
1,700,000	3.548%, 9/11/2028, Ser. 2018-10B, Class 1	1,688,152	0.1%
	Other Securities^	21,316,355	0.9%

	Total	24,993,427

Basic Materials (0.5%)
	Other Securities^	11,192,362	0.5%

	Total	11,192,362

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value	% of Net Assets
Capital Goods (0.6%)
	Other Securities^	$13,583,858	0.6%

	Total	13,583,858

Collateralized Mortgage Obligations ( 1.0%)
	CHL Mortgage Pass-Through Trust
2,910,447	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	2,480,286	0.1%
	Federal Home Loan Mortgage Corporation
1,607,764	3.000% - 4.000%, 7/15/2031 - 2/15/2033, Ser. 4104, Class KIc	184,227	<0.1%
	Federal National Mortgage Association
1,289,667	3.500%, 1/25/2033, Ser. 2012-150, Class YIc	164,634	<0.1%
	Other Securities^	19,574,183	0.9%

	Total	22,403,330

Commercial Mortgage-Backed Securities (0.9%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
700,000	3.900%, 4/25/2028, Ser. K076, Class A2[d]	707,899	<0.1%
	Federal National Mortgage Association - ACES
1,600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	1,512,517	0.1%
1,350,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[b]	1,272,938	0.1%
1,225,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[b]	1,151,659	<0.1%
800,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[b]	735,411	<0.1%
	Federal National Mortgage Association Grantor Trust
1,573,252	2.898%, 6/25/2027, Ser. 2017-T1, Class Ad	1,464,752	0.1%
	Other Securities^	14,465,590	0.6%

	Total	21,310,766

Communications Services (1.1%)
	Other Securities^	25,884,899	1.1%

	Total	25,884,899

Consumer Cyclical (0.8%)
	Other Securities^	19,888,614	0.8%

	Total	19,888,614

Consumer Non-Cyclical (1.5%)
	Other Securities^	34,411,312	1.5%

	Total	34,411,312

Energy (1.3%)
	Other Securities^	30,593,204	1.3%

	Total	30,593,204

Financials (3.5%)
	Other Securities^	80,710,008	3.5%

	Total	80,710,008

Foreign Government (<0.1%)
	Other Securities^	301,184	<0.1%

	Total	301,184

Mortgage-Backed Securities (8.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
20,012,500	4.000%, 11/1/2048[e]	20,019,436	0.9%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
949,099	3.000%, 3/15/2045, Ser. 4741, Class GA	926,946	<0.1%
	Federal National Mortgage Association
1,650,000	3.640% - 3.710%, 6/1/2028 - 7/1/2028	1,624,351	0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
13,337,500	3.500%, 11/1/2033[e]	13,326,299	0.6%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
54,850,000	3.500%, 11/1/2048[e]	53,395,192	2.3%
51,180,000	4.000%, 11/1/2048[e]	51,179,785	2.2%
51,964,000	4.500%, 11/1/2048[e]	53,203,222	2.3%
5,475,000	5.000%, 11/1/2048[e]	5,713,248	0.2%
280,464	4.288%, (LIBOR 12M + 1.540%), 7/1/2043[b]	289,019	<0.1%
105,143	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[b]	108,357	<0.1%
93,119	4.281%, (LIBOR 12M + 1.550%), 7/1/2043[b]	96,007	<0.1%

	Total	199,881,862

Technology (0.8%)
	Other Securities^	17,668,323	0.8%

	Total	17,668,323

Transportation (0.1%)
	Other Securities^	3,326,081	0.1%

	Total	3,326,081

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value	% of Net Assets
U.S. Government and Agencies (7.8%)
	Federal National Mortgage Association - ACES
$2,225,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	$2,176,434	0.1%
	U.S. Treasury Bonds
3,005,000	2.250%, 11/15/2027	2,796,176	0.1%
22,500,000	2.875%, 5/15/2028	22,000,781	1.0%
14,321,000	2.500%, 5/15/2046	12,029,081	0.5%
3,000,000	2.750%, 8/15/2047	2,646,680	0.1%
3,302,000	2.750% - 5.250%, 11/15/2028 - 11/15/2047	3,432,741	0.1%
	U.S. Treasury Bonds, TIPS
10,268,184	0.125%, 1/15/2023	9,882,267	0.4%
7,097,908	0.375%, 1/15/2027	6,681,091	0.3%
6,081,425	0.375%, 7/15/2027	5,722,954	0.2%
	U.S. Treasury Notes
13,530,000	1.500%, 10/31/2019	13,367,217	0.6%
10,845,000	1.750%, 11/30/2019	10,731,466	0.5%
21,500,000	1.375%, 9/30/2020	20,907,070	0.9%
4,773,000	1.125%, 8/31/2021	4,540,503	0.2%
11,250,000	1.875%, 7/31/2022	10,818,457	0.5%
32,440,000	2.000%, 11/30/2022	31,238,706	1.4%
5,270,000	2.500%, 3/31/2023	5,167,276	0.2%
6,640,000	2.125%, 7/31/2024	6,325,119	0.3%
2,900,000	2.250%, 11/15/2024	2,773,805	0.1%
4,000,000	2.125%, 11/30/2024	3,797,656	0.2%
2,444,000	1.375% - 2.250%, 3/31/2020 - 9/30/2023	2,356,805	0.1%

	Total	179,392,285

Utilities (0.9%)
	Other Securities^	19,907,131	0.9%

	Total	19,907,131

	Total Long-Term Fixed Income (cost $721,972,910)	705,448,646

Shares	Common Stock (18.8%)	Value	% of Net Assets
Communications Services (0.7%)
	Other Securities^	15,016,081	0.7%

	Total	15,016,081

Consumer Discretionary (1.8%)
2,103	Amazon.com, Inc.[a]	3,360,615	0.2%
	Other Securities^	37,369,776	1.6%

	Total	40,730,391

Consumer Staples (0.5%)
22,194	PepsiCo, Inc.	2,494,162	0.1%
	Other Securities^	9,817,135	0.4%

	Total	12,311,297

Energy (0.8%)
	Other Securities^	19,508,616	0.8%

	Total	19,508,616

Financials (3.6%)
33,619	American Financial Group, Inc.	3,362,909	0.2%
59,278	Citigroup, Inc.	3,880,338	0.2%
110,800	First Hawaiian, Inc.	2,745,624	0.1%
147,084	KeyCorp	2,671,045	0.1%
	Other Securities^	71,214,445	3.0%

	Total	83,874,361

Health Care (2.5%)
20,792	Johnson & Johnson	2,910,672	0.1%
29,340	Medtronic plc	2,635,319	0.1%
70,058	Pfizer, Inc.	3,016,697	0.1%
14,729	UnitedHealth Group, Inc.	3,849,424	0.2%
	Other Securities^	44,509,974	2.0%

	Total	56,922,086

Industrials (2.8%)
20,262	Honeywell International, Inc.	2,934,343	0.1%
	Other Securities^	62,404,851	2.7%

	Total	65,339,194

Information Technology (3.9%)
37,625	Amphenol Corporation	3,367,438	0.2%
19,269	Apple, Inc.	4,217,213	0.2%
108,890	Cisco Systems, Inc.	4,981,718	0.2%
53,538	Keysight Technologies, Inc.[a]	3,055,949	0.1%
16,499	MasterCard, Inc.	3,261,357	0.1%
42,533	Microsoft Corporation	4,542,950	0.2%
51,776	Oracle Corporation	2,528,740	0.1%
29,555	Synopsys, Inc.[a]	2,646,059	0.1%
	Other Securities^	60,917,552	2.7%

	Total	89,518,976

Materials (0.8%)
	Other Securities^	18,457,581	0.8%

	Total	18,457,581

Real Estate (1.0%)
109,216	Hudson Pacific Properties, Inc.	3,309,245	0.2%
	Other Securities^	20,168,501	0.8%

	Total	23,477,746

Utilities (0.4%)
47,794	UGI Corporation	2,535,950	0.1%
	Other Securities^	6,663,465	0.3%

	Total	9,199,415

	Total Common Stock (cost $376,321,952)	434,355,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Collateral Held for Securities Loaned (0.5%)	Value	% of Net Assets
10,899,857	Thrivent Cash Management Trust	$10,899,857	0.5%

	Total Collateral Held for Securities Loaned (cost $10,899,857)	10,899,857

Shares or Principal Amount	Short-Term Investments (13.7%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
5,700,000	2.100%, 11/28/2018[f,g]	5,690,680	0.3%
2,900,000	2.100%, 11/29/2018[f,g]	2,895,081	0.1%
9,610,000	2.240%, 1/16/2019[f,g]	9,563,334	0.4%
	U.S. Treasury Bills
560,000	2.116% - 2.161%, 11/29/2018 - 12/27/2018[f,h]	558,532	<0.1%
	Thrivent Core Short-Term Reserve Fund
29,623,767	2.430%	296,237,666	12.8%
	Other Securities^	1,745,036	0.1%

	Total Short-Term Investments (cost $316,692,175)	316,690,329

	Total Investments (cost $2,246,159,122) 108.9%	$2,518,317,280

	Other Assets and Liabilities, Net (8.9%)	(204,814,433)

	Total Net Assets 100.0%	$2,313,502,847

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At October 31, 2018, $99,657 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderate Allocation Fund held restricted securities as of October 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2018, the value of these investments was $22,260,167 or 1.0% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of October 31, 2018:

Securities Lending Transactions

Taxable Debt Security	$5,147,162
Common Stock	5,479,690

Total lending	$10,626,852
Gross amount payable upon return of collateral for securities loaned	$10,899,857

Net amounts due to counterparty	$273,005

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M       -       ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$331,808,055
Gross unrealized depreciation	(71,227,668)

Net unrealized appreciation (depreciation)	$260,580,387

Cost for federal income tax purposes	$2,383,585,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	4,572,759	–	4,202,126	370,633
Capital Goods	2,582,608	–	2,582,608	–
Communications Services	11,442,297	–	11,340,644	101,653
Consumer Cyclical	5,615,429	–	5,615,429	–
Consumer Non-Cyclical	7,756,919	–	7,756,919	–
Energy	3,794,834	–	3,293,619	501,215
Financials	4,274,638	–	3,700,380	574,258
Technology	5,096,272	–	5,096,272	–
Transportation	829,676	–	829,676	–
Utilities	1,660,724	–	1,349,264	311,460

Registered Investment Companies
Affiliated Equity Holdings	643,025,679	643,025,679	–	–
Affiliated Fixed Income Holdings	209,012,302	209,012,302	–	–
Fixed Income Funds/Exchange Traded Funds	11,409,842	11,409,842	–	–
Equity Funds/Exchange Traded Funds	13,114,359	13,114,359	–	–

Long-Term Fixed Income
Asset-Backed Securities	24,993,427	–	24,993,427	–
Basic Materials	11,192,362	–	11,192,362	–
Capital Goods	13,583,858	–	13,583,858	–
Collateralized Mortgage Obligations	22,403,330	–	22,403,330	–
Commercial Mortgage-Backed Securities	21,310,766	–	21,310,766	–
Communications Services	25,884,899	–	25,884,899	–
Consumer Cyclical	19,888,614	–	19,888,614	–
Consumer Non-Cyclical	34,411,312	–	34,411,312	–
Energy	30,593,204	–	30,593,204	–
Financials	80,710,008	–	80,710,008	–
Foreign Government	301,184	–	301,184	–
Mortgage-Backed Securities	199,881,862	–	199,881,862	–
Technology	17,668,323	–	17,668,323	–
Transportation	3,326,081	–	3,326,081	–
U.S. Government and Agencies	179,392,285	–	179,392,285	–
Utilities	19,907,131	–	19,907,131	–

Common Stock
Communications Services	15,016,081	14,269,705	746,376	–
Consumer Discretionary	40,730,391	38,453,852	2,276,539	–
Consumer Staples	12,311,297	10,383,964	1,927,333	–
Energy	19,508,616	18,757,628	657,383	93,605
Financials	83,874,361	82,005,319	1,869,042	–
Health Care	56,922,086	55,288,895	1,633,191	–
Industrials	65,339,194	62,804,105	2,535,089	–
Information Technology	89,518,976	88,224,504	1,294,472	–
Materials	18,457,581	16,451,740	2,005,839	2
Real Estate	23,477,746	23,063,753	413,993	–
Utilities	9,199,415	8,811,623	387,792	–
Short-Term Investments	20,452,663	–	20,452,663	–

Subtotal Investments in Securities	$2,084,445,391	$1,295,077,270	$787,415,295	$1,952,826

Other Investments *	Total
Affiliated Registered Investment Companies	126,734,366
Short-Term Investments	296,237,666
Collateral Held for Securities Loaned	10,899,857

Subtotal Other Investments	$433,871,889

Total Investments at Value	$2,518,317,280

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	29,084,734	29,084,734	–	–

Total Asset Derivatives	$29,084,734	$29,084,734	$–	$–

Liability Derivatives
Futures Contracts	25,200,019	25,200,019	–	–

Total Liability Derivatives	$25,200,019	$25,200,019	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $19,195,318 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	196	December 2018	$23,409,760	($196,010)
CBOT 5-Yr. U.S. Treasury Note	6	December 2018	680,831	(6,534)
CBOT U.S. Long Bond	432	December 2018	62,106,547	(2,436,547)
CME E-mini S&P 500 Index	1,772	December 2018	253,616,642	(13,413,182)
ICE mini MSCI EAFE Index	1,274	December 2018	124,127,306	(8,671,056)
ICE US mini MSCI Emerging Markets Index	139	December 2018	7,125,756	(476,690)

Total Futures Long Contracts			$471,066,842	($25,200,019)

CBOT 2-Yr. U.S. Treasury Note	(286)	December 2018	($60,474,723)	$227,035
CME E-mini NASDAQ 100 Index	(630)	December 2018	(95,500,866)	7,609,566
CME E-mini Russell 2000 Index	(857)	December 2018	(73,721,741)	8,936,826
CME E-mini S&P Mid-Cap 400 Index	(521)	December 2018	(106,798,392)	11,726,312
CME Ultra Long Term U.S. Treasury Bond	(42)	December 2018	(6,702,471)	435,283
Ultra 10-Yr. U.S. Treasury Note	(46)	December 2018	(5,904,744)	149,712

Total Futures Short Contracts			($349,102,937)	$29,084,734

Total Futures Contracts			$121,963,905	$3,884,715

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$812,030
Total Interest Rate Contracts		812,030

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	28,272,704
Total Equity Contracts		28,272,704

Total Asset Derivatives		$29,084,734

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	2,639,091
Total Interest Rate Contracts		2,639,091

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	22,560,928
Total Equity Contracts		22,560,928

Total Liability Derivatives		$25,200,019

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	92,734
Futures	Net realized gains/(losses) on Futures contracts	(1,921,672)
Total Interest Rate Contracts		(1,828,938)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(16,891,400)
Total Equity Contracts		(16,891,400)

Total		($18,720,338)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,005,680)
Total Interest Rate Contracts		(1,005,680)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	10,149,187
Total Equity Contracts		10,149,187

Total		$9,143,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$289,087,162
Futures - Short	(220,784,729)
Interest Rate Contracts
Futures - Long	68,685,390
Futures - Short	(74,010,063)
Purchased Options	3,724,957
Written Options	(3,253,466)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Equity Holdings
Core International Equity	$–	$22,029	$–	2,203	$20,445	0.9%
Core Low Volatility Equity*	–	63,000	–	6,328	66,695	2.9
Large Cap Growth, Class S	136,988	3,288	–	12,490	155,756	6.7
Large Cap Stock, Class S	48,873	4,725	–	1,828	49,146	2.1
Large Cap Value, Class S	176,300	9,804	–	8,149	186,607	8.1
Mid Cap Stock, Class S	100,128	7,699	–	3,724	104,489	4.5
Partner Worldwide Allocation, Class S	133,267	4,982	–	12,135	119,772	5.1
Small Cap Stock, Class S	29,796	1,926	3,814	1,034	27,255	1.2

Total Affiliated Equity Holdings	625,352				730,165	31.5

Affiliated Fixed Income Holdings
Core Emerging Markets Debt	34,027	8,718	–	4,380	39,595	1.7
High Yield, Class S	36,537	2,043	–	7,886	36,589	1.6
Income, Class S	111,222	4,295	–	12,490	108,662	4.7
Limited Maturity Bond, Class S	63,167	1,514	–	5,184	63,762	2.7

Total Affiliated Fixed Income Holdings	244,953				248,608	10.7

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	320,859	363,730	388,351	29,624	296,238	12.8

Total Affiliated Short-Term Investments	320,859				296,238	12.8

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	5,342	115,276	109,718	10,900	10,900	0.5

Total Collateral Held for Securities Loaned	5,342				10,900	0.5

Total Value	$1,196,506				$1,285,911

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Equity Holdings
Core International Equity	$–	$(1,584)	$–	$29
Core Low Volatility Equity Fund*	–	3,695	–	–
Large Cap Growth, Class S	–	15,479	3,288	–
Large Cap Stock, Class S	–	(4,452)	4,061	663
Large Cap Value, Class S	–	503	7,176	2,628
Mid Cap Stock, Class S	–	(3,338)	7,699	–
Partner Worldwide Allocation, Class S	–	(18,476)	1,742	3,240
Small Cap Stock, Class S	237	(891)	1,926	–

Affiliated Fixed Income Holdings

Core Emerging Markets Debt	–	(3,151)	–	1,584
High Yield, Class S	–	(1,991)	–	2,043
Income, Class S	–	(6,855)	373	3,922
Limited Maturity Bond, Class S	–	(919)	–	1,513
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	–	–	4	6,268

Total Income from Affiliated Investments				$21,890

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	108

Total Affiliated Income from Securities Loaned, Net				$108

Total	$237	$(21,980)	$26,269

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (1.1%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$3,746,712	0.1%

	Total	3,746,712

Capital Goods (<0.1%)
	Other Securities^	769,997	<0.1%

	Total	769,997

Communications Services (0.3%)
	Other Securities^	7,936,386	0.3%

	Total	7,936,386

Consumer Cyclical (0.1%)
	Other Securities^	3,600,841	0.1%

	Total	3,600,841

Consumer Non-Cyclical (0.2%)
	Other Securities^	5,388,765	0.2%

	Total	5,388,765

Energy (0.1%)
	Other Securities^	2,009,592	0.1%

	Total	2,009,592

Financials (0.1%)
	Other Securities^	3,570,214	0.1%

	Total	3,570,214

Technology (0.1%)
	Other Securities^	1,796,779	0.1%

	Total	1,796,779

Transportation (<0.1%)
	Other Securities^	715,831	<0.1%

	Total	715,831

Utilities (0.1%)
	Other Securities^	1,046,534	0.1%

	Total	1,046,534

	Total Bank Loans (cost $31,033,201)	30,581,651

Shares	Registered Investment Companies (48.3%)	Value	% of Net Assets
Affiliated Equity Holdings (41.7%)
8,612,063	Thrivent Core International Equity Fund	79,919,949	2.9%
7,733,985	Thrivent Core Low Volatility Equity Fund[a]	81,516,203	3.0%
15,867,571	Thrivent Large Cap Growth Fund, Class S	197,868,608	7.3%
4,674,604	Thrivent Large Cap Stock Fund, Class S	125,653,356	4.7%
9,571,559	Thrivent Large Cap Value Fund, Class S	219,188,710	8.1%
5,715,256	Thrivent Mid Cap Stock Fund, Class S	160,370,082	5.9%
22,634,732	Thrivent Partner Worldwide Allocation Fund, Class S	223,404,800	8.3%
1,593,213	Thrivent Small Cap Stock Fund, Class S	41,981,166	1.5%

	Total	1,129,902,874

Affiliated Fixed Income Holdings (5.3%)
2,921,208	Thrivent Core Emerging Markets Debt Fund	26,407,721	1.0%
4,507,340	Thrivent High Yield Fund, Class S	20,914,056	0.8%
6,910,015	Thrivent Income Fund, Class S	60,117,134	2.2%
2,888,091	Thrivent Limited Maturity Bond Fund, Class S	35,523,517	1.3%

	Total	142,962,428

Equity Funds/Exchange Traded Funds (0.8%)
39,914	SPDR S&P 500 ETF Trust	10,801,926	0.4%
	Other Securities^	10,000,532	0.4%

	Total	20,802,458

Fixed Income Funds/Exchange Traded Funds (0.5%)
50,395	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,655,831	0.2%
71,850	Vanguard Short-Term Corporate Bond ETF	5,599,271	0.2%
	Other Securities^	2,171,000	0.1%

	Total	13,426,102

	Total Registered Investment Companies (cost $1,032,751,128)	1,307,093,862

Shares	Common Stock (24.5%)	Value	% of Net Assets
Communications Services (0.8%)
3,818	Alphabet, Inc., Class Aa	4,163,834	0.2%
21,288	Facebook, Inc.[a]	3,231,306	0.1%
	Other Securities^	14,479,416	0.5%

	Total	21,874,556

Consumer Discretionary (2.6%)
4,191	Amazon.com, Inc.[a]	6,697,260	0.3%
19,187	Burlington Stores, Inc.[a]	3,290,379	0.1%
23,397	Children’s Place, Inc.	3,495,512	0.1%
	Other Securities^	56,649,959	2.1%

	Total	70,133,110

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Common Stock (24.5%)	Value	% of Net Assets
Consumer Staples (0.8%)
	Other Securities^	$21,181,197	0.8%

	Total	21,181,197

Energy (1.0%)
	Other Securities^	27,215,327	1.0%

	Total	27,215,327

Financials (4.4%)
40,576	American Financial Group, Inc.	4,058,817	0.2%
65,159	Citigroup, Inc.	4,265,308	0.2%
131,545	First Hawaiian, Inc.	3,259,685	0.1%
200,472	KeyCorp	3,640,571	0.1%
	Other Securities^	103,220,430	3.8%

	Total	118,444,811

Health Care (3.3%)
78,752	Pfizer, Inc.	3,391,061	0.1%
15,228	Teleflex, Inc.	3,665,989	0.1%
20,629	UnitedHealth Group, Inc.	5,391,389	0.2%
	Other Securities^	77,182,976	2.9%

	Total	89,631,415

Industrials (3.7%)
26,612	Honeywell International, Inc.	3,853,950	0.2%
49,181	Waste Connections, Inc.	3,759,396	0.2%
	Other Securities^	93,564,449	3.3%

	Total	101,177,795

Information Technology (5.3%)
50,436	Amphenol Corporation	4,514,022	0.2%
29,928	Apple, Inc.	6,550,042	0.3%
66,412	Booz Allen Hamilton Holding Corporation	3,290,050	0.1%
116,270	Cisco Systems, Inc.	5,319,352	0.2%
65,263	Dolby Laboratories, Inc.	4,490,747	0.2%
62,624	Keysight Technologies, Inc.[a]	3,574,578	0.1%
27,013	MasterCard, Inc.	5,339,660	0.2%
59,137	Microsoft Corporation	6,316,423	0.2%
31,668	Monolithic Power Systems, Inc.	3,740,624	0.1%
39,020	Synopsys, Inc.[a]	3,493,461	0.1%
40,920	Xilinx, Inc.	3,493,340	0.1%
	Other Securities^	93,107,939	3.5%

	Total	143,230,238

Materials (1.0%)
	Other Securities^	26,176,728	1.0%

	Total	26,176,728

Real Estate (1.1%)
129,488	Hudson Pacific Properties, Inc.	3,923,486	0.2%
	Other Securities^	26,385,160	0.9%

	Total	30,308,646

Utilities (0.5%)
	Other Securities^	12,422,040	0.5%

	Total	12,422,040

	Total Common Stock (cost $565,710,685)	661,795,863

Principal Amount	Long-Term Fixed Income (17.0%)	Value	% of Net Assets
Asset-Backed Securities (0.7%)
	SBA Small Business Investment Companies
$1,300,000	3.548%, 9/11/2028, Ser. 2018-10B, Class 1	1,290,940	0.1%
	Other Securities^	17,161,776	0.6%

	Total	18,452,716

Basic Materials (0.2%)

	Other Securities^	6,906,019	0.2%

	Total	6,906,019

Capital Goods (0.3%)
	Other Securities^	8,807,585	0.3%

	Total	8,807,585

Collateralized Mortgage Obligations (0.6%)
	Federal National Mortgage Association
580,350	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	74,085	<0.1%
	Other Securities^	14,816,663	0.6%

	Total	14,890,748

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association - ACES
950,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	898,057	0.1%
825,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[c]	777,906	<0.1%
700,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[c]	658,091	<0.1%
475,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[c]	436,650	<0.1%
	Federal National Mortgage Association Grantor Trust
923,973	2.898%, 6/25/2027, Ser. 2017-T1, Class Ad	860,251	<0.1%
	Other Securities^	10,120,702	0.4%

	Total	13,751,657

Communications Services (0.6%)
	Other Securities^	15,897,251	0.6%

	Total	15,897,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value	% of Net Assets
Consumer Cyclical (0.5%)
	Other Securities^	$13,054,574	0.5%

	Total	13,054,574

Consumer Non-Cyclical (0.8%)
	Other Securities^	21,020,609	0.8%

	Total	21,020,609

Energy (0.7%)
	Other Securities^	18,838,331	0.7%

	Total	18,838,331

Financials (1.8%)
	Other Securities^	48,042,249	1.8%

	Total	48,042,249

Foreign Government (<0.1%)
	Other Securities^	197,497	<0.1%

	Total	197,497

Mortgage-Backed Securities (4.8%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,125,000	4.000%, 11/1/2048[e]	11,128,856	0.4%
	Federal National Mortgage Association
1,075,000	3.640% - 3.710%, 6/1/2028 - 7/1/2028	1,058,288	<0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
9,475,000	3.500%, 11/1/2033[e]	9,467,043	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
37,975,000	3.500%, 11/1/2048[e]	36,967,774	1.4%
31,685,000	4.000%, 11/1/2048[e]	31,684,867	1.2%
34,590,000	4.500%, 11/1/2048[e]	35,414,892	1.3%
4,075,000	5.000%, 11/1/2048[e]	4,252,326	0.2%
65,183	4.281%, (LIBOR 12M + 1.550%), 7/1/2043[c]	67,205	<0.1%
58,897	4.288%, (LIBOR 12M + 1.540%), 7/1/2043[c]	60,694	<0.1%
22,531	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[c]	23,219	<0.1%
	Other Securities^	556,167	<0.1%

	Total	130,681,331

Technology (0.4%)
	Other Securities^	10,953,675	0.4%

	Total	10,953,675

Transportation (0.1%)
	Other Securities^	1,940,598	0.1%

	Total	1,940,598

U.S. Government and Agencies (4.6%)
	Federal National Mortgage Association - ACES
1,500,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[c]	1,467,259	0.1%
	U.S. Treasury Bonds
5,135,000	2.250%, 11/15/2027	4,778,158	0.2%
10,250,000	2.875%, 5/15/2028	10,022,578	0.4%
6,780,000	3.000%, 5/15/2042	6,368,433	0.2%
11,118,000	2.500%, 5/15/2046	9,338,686	0.3%
5,371,000	2.750% - 5.250%, 11/15/2028 - 5/15/2048	5,427,179	0.2%
	U.S. Treasury Bonds, TIPS
6,554,160	0.125%, 1/15/2023	6,307,830	0.2%
12,265,925	0.375%, 7/15/2027	11,542,906	0.4%
	U.S. Treasury Notes
7,984,000	1.125%, 8/31/2021	7,595,092	0.3%
9,000,000	1.875%, 7/31/2022	8,654,766	0.3%
14,155,000	2.000%, 11/30/2022	13,630,823	0.5%
4,750,000	2.500%, 3/31/2023	4,657,412	0.2%
4,800,000	2.125%, 11/30/2024	4,557,187	0.2%
18,500,000	2.875%, 5/31/2025	18,297,656	0.7%
10,078,000	1.375% - 2.250%, 10/31/2019 - 11/15/2024	9,688,715	0.4%

	Total	122,334,680

Utilities (0.4%)
	Other Securities^	11,759,832	0.4%

	Total	11,759,832

	Total Long-Term Fixed Income (cost $467,939,317)	457,529,352

Shares	Collateral Held for Securities Loaned (0.5%)	Value	% of Net Assets
14,805,419	Thrivent Cash Management Trust	14,805,419	0.5%

	Total Collateral Held for Securities Loaned (cost $14,805,419)	14,805,419

Shares or Principal Amount	Short-Term Investments (13.8%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
3,300,000	2.100%, 11/28/2018[f,g]	3,294,604	0.1%
8,000,000	2.170%, 12/12/2018[f,g]	7,979,680	0.3%
6,700,000	2.240%, 1/16/2019[f,g]	6,667,465	0.3%
	U.S. Treasury Bills
460,000	2.090% - 2.161%, 11/23/2018 - 12/27/2018[f,h]	458,844	<0.1%
	Thrivent Core Short-Term Reserve Fund
35,005,356	2.430%	350,053,555	13.0%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares or Principal Amount	Short-Term Investments (13.8%)	Value	% of Net Assets
	Other Securities^	$4,332,961	0.1%

	Total Short-Term Investments (cost $372,788,911)	372,787,109

	Total Investments (cost $2,485,028,661) 105.2%	$2,844,593,256

	Other Assets and Liabilities, Net (5.2%)	(140,426,271)

	Total Net Assets 100.0%	$2,704,166,985

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At October 31, 2018, $199,737 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderately Aggressive Allocation Fund held restricted securities as of October 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2018, the value of these investments was $13,899,490 or 0.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of October 31, 2018:

Securities Lending Transactions

Taxable Debt Security	$3,368,259
Common Stock	11,100,467

Total lending	$14,468,726
Gross amount payable upon return of collateral for securities loaned	$14,805,419

Net amounts due to counterparty	$336,693

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$439,356,434
Gross unrealized depreciation	(94,199,393)

Net unrealized appreciation (depreciation)	$345,157,041

Cost for federal income tax purposes	$2,743,836,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,746,712	–	2,751,725	994,987
Capital Goods	769,997	–	769,997	–
Communications Services	7,936,386	–	7,876,586	59,800
Consumer Cyclical	3,600,841	–	3,600,841	–
Consumer Non-Cyclical	5,388,765	–	5,388,765	–
Energy	2,009,592	–	1,816,054	193,538
Financials	3,570,214	–	3,174,233	395,981
Technology	1,796,779	–	1,796,779	–
Transportation	715,831	–	715,831	–
Utilities	1,046,534	–	794,400	252,134

Registered Investment Companies
Affiliated Equity Holdings	968,466,722	968,466,722	–	–
Affiliated Fixed Income Holdings	116,554,707	116,554,707	–	–
Fixed Income Funds/Exchange Traded Funds	13,426,102	13,426,102	–	–
Equity Funds/Exchange Traded Funds	20,802,458	20,802,458	–	–

Common Stock
Communications Services	21,874,556	20,429,206	1,445,350	–
Consumer Discretionary	70,133,110	65,694,678	4,438,432	–
Consumer Staples	21,181,197	17,431,316	3,749,881	–
Energy	27,215,327	25,878,855	1,275,367	61,105
Financials	118,444,811	114,802,473	3,642,338	–
Health Care	89,631,415	86,448,131	3,183,284	–
Industrials	101,177,795	96,266,729	4,911,066	–
Information Technology	143,230,238	140,715,910	2,514,328	–
Materials	26,176,728	22,269,133	3,907,593	2
Real Estate	30,308,646	29,499,515	809,131	–
Utilities	12,422,040	11,665,861	756,179	–

Long-Term Fixed Income
Asset-Backed Securities	18,452,716	–	18,452,716	–
Basic Materials	6,906,019	–	6,906,019	–
Capital Goods	8,807,585	–	8,807,585	–
Collateralized Mortgage Obligations	14,890,748	–	14,890,748	–
Commercial Mortgage-Backed Securities	13,751,657	–	13,751,657	–
Communications Services	15,897,251	–	15,897,251	–
Consumer Cyclical	13,054,574	–	13,054,574	–
Consumer Non-Cyclical	21,020,609	–	21,020,609	–
Energy	18,838,331	–	18,838,331	–
Financials	48,042,249	–	48,042,249	–
Foreign Government	197,497	–	197,497	–
Mortgage-Backed Securities	130,681,331	–	130,681,331	–
Technology	10,953,675	–	10,953,675	–
Transportation	1,940,598	–	1,940,598	–
U.S. Government and Agencies	122,334,680	–	122,334,680	–
Utilities	11,759,832	–	11,759,832	–
Short-Term Investments	22,733,554	–	22,733,554	–

Subtotal Investments in Securities	$2,291,890,409	$1,750,351,796	$539,581,066	$1,957,547

Other Investments*	Total
Affiliated Registered Investment Companies	187,843,873
Short-Term Investments	350,053,555
Collateral Held for Securities Loaned	14,805,419

Subtotal Other Investments	$552,702,847

Total Investments at Value	$2,844,593,256

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	43,889,420	43,889,420	–	–

Total Asset Derivatives	$43,889,420	$43,889,420	$–	$–

Liability Derivatives
Futures Contracts	41,284,059	41,284,059	–	–

Total Liability Derivatives	$41,284,059	$41,284,059	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $22,274,710 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	173	December 2018	$24,762,453	($866,829)
CME E-mini S&P 500 Index	3,747	December 2018	539,533,788	(31,609,203)
ICE mini MSCI EAFE Index	1,143	December 2018	111,363,988	(7,779,613)
ICE US mini MSCI Emerging Markets Index	300	December 2018	15,378,914	(1,028,414)

Total Futures Long Contracts			$691,039,143	($41,284,059)

CBOT 10-Yr. U.S. Treasury Note	(5)	December 2018	($602,679)	$10,492
CBOT 2-Yr. U.S. Treasury Note	(48)	December 2018	(10,149,604)	38,104
CBOT 5-Yr. U.S. Treasury Note	(8)	December 2018	(907,600)	8,538
CME E-mini NASDAQ 100 Index	(999)	December 2018	(151,439,385)	12,068,895
CME E-mini Russell 2000 Index	(1,181)	December 2018	(101,593,148)	12,315,453
CME E-mini S&P Mid-Cap 400 Index	(847)	December 2018	(173,624,017)	19,063,457
CME Ultra Long Term U.S. Treasury Bond	(17)	December 2018	(2,712,905)	176,186
Ultra 10-Yr. U.S. Treasury Note	(64)	December 2018	(8,215,295)	208,295

Total Futures Short Contracts			($449,244,633)	$43,889,420

Total Futures Contracts			$241,794,510	$2,605,361

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$441,615
Total Interest Rate Contracts		441,615

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	43,447,805
Total Equity Contracts		43,447,805
Total Asset Derivatives		$43,889,420

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	866,829
Total Interest Rate Contracts		866,829

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	40,417,230
Total Equity Contracts		40,417,230
Total Liability Derivatives		$41,284,059

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	63,281
Options Purchased	Net realized gains/(losses) on Investments	177,891
Futures	Net realized gains/(losses) on Futures contracts	(156,476)
Total Interest Rate Contracts		84,696

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(9,380,801)
Total Equity Contracts		(9,380,801)
Total		($9,296,105)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(295,447)
Total Interest Rate Contracts		(295,447)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	6,979,032
Total Equity Contracts		6,979,032
Total		$6,683,585

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$528,973,094
Futures - Short	(380,528,485)
Interest Rate Contracts
Futures - Long	17,354,666
Futures - Short	(24,889,768)
Purchased Options	2,731,635
Written Options	(2,176,335)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Equity Holdings
Core International Equity	$–	$86,113	$–	8,612	$79,920	2.9%
Core Low Volatility Equity*	–	77,000	–	7,734	81,516	3.0
Large Cap Growth, Class S	174,027	4,177	–	15,868	197,869	7.3
Large Cap Stock, Class S	124,955	12,080	–	4,675	125,653	4.7
Large Cap Value, Class S	207,082	11,516	–	9,572	219,189	8.1
Mid Cap Stock, Class S	153,677	11,816	–	5,715	160,370	5.9
Partner Worldwide Allocation, Class S	248,576	9,292	–	22,635	223,405	8.3
Small Cap Stock, Class S	45,398	2,935	5,372	1,593	41,981	1.5
Total Affiliated Equity Holdings	953,715				1,129,903	41.7
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	19,710	8,710	–	2,921	26,408	1.0
High Yield, Class S	20,885	1,168	–	4,507	20,914	0.8
Income, Class S	61,534	2,376	–	6,910	60,117	2.2
Limited Maturity Bond, Class S	35,192	843	–	2,888	35,524	1.3
Total Affiliated Fixed Income Holdings	137,321				142,963	5.3
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	357,318	550,210	557,474	35,005	350,054	13.0
Total Affiliated Short-Term Investments	357,318				350,054	13.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	2,793	155,676	143,664	14,805	14,805	0.5
Total Collateral Held for Securities Loaned	2,793				14,805	0.5
Total Value	$1,451,147				$1,637,725

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Equity Holdings
Core International Equity	$–	$(6,193)	$–	$113
Core Low Volatility Equity Fund*	–	4,516	–	–
Large Cap Growth, Class S	–	19,665	4,177	–
Large Cap Stock, Class S	–	(11,381)	10,384	1,696
Large Cap Value, Class S	–	591	8,429	3,087
Mid Cap Stock, Class S	–	(5,123)	11,816	–
Partner Worldwide Allocation, Class S	–	(34,463)	3,249	6,043
Small Cap Stock, Class S	278	(1,259)	2,935	–
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	–	(2,061)	–	978
High Yield, Class S	–	(1,138)	–	1,168
Income, Class S	–	(3,792)	206	2,170
Limited Maturity Bond, Class S	–	(512)	–	843
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	–	–	4	6,406
Total Income from Affiliated Investments				$22,504
Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	–	–	–	171
Total Affiliated Income from Securities Loaned, Net				$171
Total	$278	$(41,150)	$41,200

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.9%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$2,269,211	0.2%

	Total	2,269,211

Capital Goods (0.2%)
	Other Securities^	1,431,024	0.2%

	Total	1,431,024

Communications Services (0.7%)
	Other Securities^	5,928,937	0.7%

	Total	5,928,937

Consumer Cyclical (0.4%)
	Other Securities^	3,157,342	0.4%

	Total	3,157,342

Consumer Non-Cyclical (0.5%)
	Other Securities^	4,359,872	0.5%

	Total	4,359,872

Energy (0.2%)
	Other Securities^	2,158,062	0.2%

	Total	2,158,062

Financials (0.3%)
	Other Securities^	2,298,654	0.3%

	Total	2,298,654

Technology (0.3%)
	Other Securities^	2,449,379	0.3%

	Total	2,449,379

Transportation (<0.1%)
	Other Securities^	497,115	<0.1%

	Total	497,115

Utilities (0.1%)
	Other Securities^	964,830	0.1%

	Total	964,830

	Total Bank Loans (cost $25,868,806)	25,514,426

Principal Amount	Long-Term Fixed Income (42.9%)	Value	% of Net Assets
Asset-Backed Securities (1.8%)
	Buttermilk Park CLO, Ltd.
$925,000	3.738%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2*,a	924,969	0.1%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,050,000	3.900%, 8/25/2028, Ser. K081, Class A2[a]	1,057,401	0.1%
	Harley Marine Financing, LLC
1,283,750	5.682%, 5/15/2043, Ser. 2018-1A, Class A2*	1,187,469	0.1%
	Renaissance Home Equity Loan Trust
1,543,698	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[b]	1,126,931	0.1%
	Other Securities^	11,321,131	1.4%

	Total	15,617,901

Basic Materials (0.6%)
	Other Securities^	5,443,408	0.6%

	Total	5,443,408

Capital Goods (0.8%)
	Other Securities^	7,161,736	0.8%

	Total	7,161,736

Collateralized Mortgage Obligations (1.7%)
	Angel Oak Mortgage Trust I, LLC
1,318,954	3.674%, 7/27/2048, Ser. 2018-2, Class A1[a,c]	1,316,324	0.2%
	CHL Mortgage Pass-Through Trust
1,455,224	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,240,143	0.2%
	CIM Trust
1,090,965	5.000%, 12/25/2057, Ser. 2018-R3, Class A1*,a	1,128,929	0.1%
	Federal Home Loan Mortgage Corporation
1,455,982	3.000% - 3.000%, 4/15/2028 - 2/15/2033, Ser. 4170, Class IGd	139,699	<0.1%
	Federal National Mortgage Association
1,332,656	3.500%, 1/25/2033, Ser. 2012-150, Class YId	170,122	<0.1%
	Other Securities^	10,354,011	1.2%

	Total	14,349,228

Commercial Mortgage-Backed Securities (1.5%)
	Benchmark 2018-B5 Mortgage Trust
950,000	4.208%, 7/15/2051, Ser. 2018-B5, Class A4	961,501	0.1%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
700,000	3.900%, 4/25/2028, Ser. K076, Class A2[e]	707,899	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (1.5%) - continued
	Federal National Mortgage Association - ACES
$900,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[a]	$850,791	0.1%
775,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[a]	730,761	0.1%
700,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[a]	658,091	0.1%
475,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[a]	436,650	<0.1%
	Federal National Mortgage Association Grantor Trust
923,973	2.898%, 6/25/2027, Ser. 2017-T1, Class Ae	860,251	0.1%
	Morgan Stanley Capital I, Inc.
1,000,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	1,008,157	0.1%
	UBS Commercial Mortgage Trust
972,626	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	969,198	0.1%
	Other Securities^	5,569,801	0.7%

	Total	12,753,100

Communications Services (1.7%)
	Other Securities^	14,911,755	1.7%

	Total	14,911,755

Consumer Cyclical (1.3%)
	Other Securities^	11,042,850	1.3%

	Total	11,042,850

Consumer Non-Cyclical (2.1%)
	Other Securities^	18,490,702	2.1%

	Total	18,490,702

Energy (1.9%)
	Other Securities^	16,467,127	1.9%

	Total	16,467,127

Financials (5.1%)
	Other Securities^	44,552,285	5.1%

	Total	44,552,285

Foreign Government (<0.1%)
	Other Securities^	236,997	<0.1%

	Total	236,997

Mortgage-Backed Securities (11.7%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,770,000	4.000%, 11/1/2048[f]	11,774,079	1.4%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
474,549	3.000%, 3/15/2045, Ser. 4741, Class GA	463,473	0.1%
	Federal National Mortgage Association
999,000	3.640% - 3.710%, 6/1/2028-7/1/2028	983,520	0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,670,000	3.500%, 11/1/2033[f]	5,665,238	0.6%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
26,250,000	3.500%, 11/1/2048[f]	25,553,761	2.9%
23,905,000	4.000%, 11/1/2048[f]	23,904,900	2.8%
28,675,000	4.500%, 11/1/2048[f]	29,358,833	3.4%
3,450,000	5.000%, 11/1/2048[f]	3,600,129	0.4%
256,076	4.281%, (LIBOR 12M + 1.550%), 7/1/2043[a]	264,018	<0.1%

	Total	101,567,951

Technology (1.1%)
	Other Securities^	9,492,370	1.1%

	Total	9,492,370

Transportation (0.2%)
	Other Securities^	2,020,714	0.2%

	Total	2,020,714

U.S. Government and Agencies (10.1%)
	Federal National Mortgage Association - ACES
1,200,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[a]	1,173,807	0.1%
	U.S. Treasury Bonds
6,000,000	2.875%, 5/15/2028	5,866,875	0.7%
2,000,000	3.000%, 5/15/2042	1,878,594	0.2%
4,999,000	2.500%, 5/15/2046	4,198,965	0.5%
1,005.000	3.000%, 5/15/2047	933,472	0.1%
799,000	2.250% - 4.375%, 11/15/2027 - 11/15/2047	864,339	0.1%
	U.S. Treasury Bonds, TIPS
3,823,260	0.125%, 1/15/2023	3,679,567	0.4%
3,914,287	0.375%, 1/15/2027	3,684,425	0.4%
5,978,350	0.375%, 7/15/2027	5,625,954	0.7%
	U.S. Treasury Notes
1,900,000	1.000%, 10/15/2019	1,869,645	0.2%
5,400,000	1.500%, 10/31/2019	5,335,032	0.6%
4,450,000	1.750%, 11/30/2019	4,403,414	0.5%
1,170,000	2.250%, 3/31/2020	1,160,814	0.2%
5,500,000	1.375%, 9/30/2020	5,348,320	0.6%
1,000,000	1.375%, 5/31/2021	961,953	0.1%
9,210,000	1.125%, 8/31/2021	8,761,372	1.0%
6,250,000	1.875%, 7/31/2022	6,010,254	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value	% of Net Assets
U.S. Government and Agencies (10.1%) - continued
$22,765,000	2.000%, 11/30/2022	$21,921,984	2.5%
1,700,000	2.500%, 3/31/2023	1,666,863	0.2%
1,350,000	2.125%, 7/31/2024	1,285,980	0.2%
930,000	1.875% - 2.250%, 12/15/2020 -11/15/2024	892,507	0.1%

	Total	87,524,136

Utilities (1.3%)
	Other Securities^	10,777,389	1.3%

	Total	10,777,389

	Total Long-Term Fixed Income (cost $381,263,892)	372,409,649

Shares	Registered Investment Companies (38.3%)	Value	% of Net Assets
Affiliated Equity Holdings (20.4%)
901,262	Thrivent Core International Equity Fund	8,363,712	1.0%
1,506,620	Thrivent Core Low Volatility Equity Fund[g]	15,879,780	1.8%
2,500,175	Thrivent Large Cap Growth Fund, Class S	31,177,183	3.6%
47,463	Thrivent Large Cap Stock Fund, Class S	1,275,816	0.1%
2,752,709	Thrivent Large Cap Value Fund, Class S	63,037,043	7.3%
606,458	Thrivent Mid Cap Stock Fund, Class S	17,017,212	2.0%
3,627,422	Thrivent Partner Worldwide Allocation Fund, Class S	35,802,660	4.1%
171,214	Thrivent Small Cap Stock Fund, Class S	4,511,488	0.5%

	Total	177,064,894

Affiliated Fixed Income Holdings (17.1%)
2,423,815	Thrivent Core Emerging Markets Debt Fund	21,911,292	2.5%
4,748,326	Thrivent High Yield Fund, Class S	22,032,233	2.5%
7,626,300	Thrivent Income Fund, Class S	66,348,810	7.7%
3,110,740	Thrivent Limited Maturity Bond Fund, Class S	38,262,097	4.4%

	Total	148,554,432

Equity Funds/Exchange Traded Funds (0.5%)
11,372	SPDR S&P 500 ETF Trust	3,077,604	0.4%
	Other Securities^	1,772,805	0.1%

	Total	4,850,409

Fixed Income Funds/Exchange Traded Funds (0.3%)
32,000	iShares Short-Term Corporate Bond ETF	1,652,480	0.2%
	Other Securities^	862,875	0.1%

	Total	2,515,355

	Total Registered Investment Companies (cost $272,961,090)	332,985,090

Shares	Common Stock (13.1%)	Value	% of Net Assets
Communications Services (0.6%)
870	Alphabet, Inc., Class Ag	948,805	0.1%
	Other Securities^	3,894,516	0.5%

	Total	4,843,321

Consumer Discretionary (1.2%)
967	Amazon.com, Inc.[g]	1,545,276	0.2%
	Other Securities^	8,757,810	1.0%

	Total	10,303,086

Consumer Staples (0.4%)
	Other Securities^	3,340,992	0.4%

	Total	3,340,992

Energy (0.6%)
	Other Securities^	5,185,938	0.6%

	Total	5,185,938

Financials (2.5%)
20,131	Citigroup, Inc.	1,317,775	0.2%
	Other Securities^	20,397,840	2.3%

	Total	21,715,615

Health Care (1.8%)
6,818	Johnson & Johnson	954,452	0.1%
23,160	Pfizer, Inc.	997,270	0.1%
5,519	UnitedHealth Group, Inc.	1,442,391	0.2%
	Other Securities^	12,234,615	1.4%

	Total	15,628,728

Industrials (1.8%)
7,329	Honeywell International, Inc.	1,061,386	0.1%
	Other Securities^	15,066,663	1.7%

	Total	16,128,049

Information Technology (2.9%)
10,406	Amphenol Corporation	931,337	0.1%
7,648	Apple, Inc.	1,673,841	0.2%
36,627	Cisco Systems, Inc.	1,675,685	0.2%
6,626	MasterCard, Inc.	1,309,761	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Common Stock (13.1%)	Value	% of Net Assets
Information Technology (2.9%) - continued
16,292	Microsoft Corporation	$1,740,149	0.2%
	Other Securities^	17,776,294	2.0%

	Total	25,107,067

Materials (0.4%)
	Other Securities^	3,956,225	0.4%

	Total	3,956,225

Real Estate (0.6%)
	Other Securities^	5,178,579	0.6%

	Total	5,178,579

Utilities (0.3%)
	Other Securities^	2,236,386	0.3%

	Total	2,236,386

	Total Common Stock (cost $95,931,012)	113,623,986

Shares	Collateral Held for Securities Loaned (0.5%)	Value	% of Net Assets
4,038,165	Thrivent Cash Management Trust	4,038,165	0.5%

	Total Collateral Held for Securities Loaned (cost $4,038,165)	4,038,165

Shares or Principal Amount	Short-Term Investments (14.2%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
3,460,000	2.240%, 1/16/2019[h,i]	3,443,198	0.4%
	U.S. Treasury Bills
400,000	2.126% - 2.181%, 12/13/2018 - 12/27/2018[h,j]	398,728	<0.1%
	Thrivent Core Short-Term Reserve Fund
11,763,211	2.430%	117,632,110	13.6%
	Other Securities^	1,696,020	0.2%

	Total Short-Term Investments (cost $123,170,602)	123,170,056

	Total Investments (cost $903,233,567)111.9%	$971,741,372

	Other Assets and Liabilities, Net (11.9%)	(103,222,170)

	Total Net Assets 100.0%	$868,519,202

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $34,910,560 or 4.0% of total net assets.

d

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

e	All or a portion of the security is insured or guaranteed.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Non-income producing security.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
j	At October 31, 2018, $126,657 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Fund as of October 31, 2018 was $13,844,456 or 1.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Buttermilk Park CLO, Ltd.,
10/15/2031	8/27/2018	$925,000
CIM Trust, 12/25/2057	4/23/2018	1,131,920
Harley Marine Financing, LLC,
5/15/2043	5/9/2018	1,283,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of October 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$2,787,795
Common Stock	1,138,470

Total lending	$3,926,265
Gross amount payable upon return of collateral for securities loaned	$4,038,165

Net amounts due to counterparty	$111,900

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$86,270,993
Gross unrealized depreciation	(22,933,947)

Net unrealized appreciation (depreciation)	$63,337,046
Cost for federal income tax purposes	$949,520,953

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,269,211	–	2,060,264	208,947
Capital Goods	1,431,024	–	1,431,024	–
Communications Services	5,928,937	–	5,869,137	59,800
Consumer Cyclical	3,157,342	–	3,157,342	–
Consumer Non-Cyclical	4,359,872	–	4,359,872	–
Energy	2,158,062	–	1,870,236	287,826
Financials	2,298,654	–	2,001,872	296,782
Technology	2,449,379	–	2,449,379	–
Transportation	497,115	–	497,115	–
Utilities	964,830	–	786,853	177,977

Long-Term Fixed Income
Asset-Backed Securities	15,617,901	–	15,617,901	–
Basic Materials	5,443,408	–	5,443,408	–
Capital Goods	7,161,736	–	7,161,736	–
Collateralized Mortgage Obligations	14,349,228	–	14,349,228	–
Commercial Mortgage-Backed Securities	12,753,100	–	12,753,100	–
Communications Services	14,911,755	–	14,911,755	–
Consumer Cyclical	11,042,850	–	11,042,850	–
Consumer Non-Cyclical	18,490,702	–	18,490,702	–
Energy	16,467,127	–	16,467,127	–
Financials	44,552,285	–	44,552,285	–
Foreign Government	236,997	–	236,997	–
Mortgage-Backed Securities	101,567,951	–	101,567,951	–
Technology	9,492,370	–	9,492,370	–
Transportation	2,020,714	–	2,020,714	–
U.S. Government and Agencies	87,524,136	–	87,524,136	–
Utilities	10,777,389	–	10,777,389	–

Registered Investment Companies
Affiliated Fixed Income Holdings	126,643,140	126,643,140	–	–
Affiliated Equity Holdings	152,821,402	152,821,402	–	–
Equity Funds/Exchange Traded Funds	4,850,409	4,850,409	–	–
Fixed Income Funds/Exchange Traded Funds	2,515,355	2,515,355	–	–

Common Stock
Communications Services	4,843,321	4,843,321	–	–
Consumer Discretionary	10,303,086	10,303,086	–	–
Consumer Staples	3,340,992	3,340,992	–	–
Energy	5,185,938	5,141,827	–	44,111
Financials	21,715,615	21,715,615	–	–
Health Care	15,628,728	15,628,728	–	–
Industrials	16,128,049	16,128,049	–	–
Information Technology	25,107,067	25,107,067	–	–
Materials^	3,956,225	3,956,225	–	0
Real Estate	5,178,579	5,178,579	–	–
Utilities	2,236,386	2,236,386	–	–

Short-Term Investments	5,537,946	–	5,537,946	–

Subtotal Investments in Securities	$803,916,313	$400,410,181	$402,430,689	$1,075,443

Other Investments*	Total

Affiliated Registered Investment Companies	46,154,784
Short-Term Investments	117,632,110
Collateral Held for Securities Loaned	4,038,165

Subtotal Other Investments	$167,825,059

Total Investments at Value	$971,741,372

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	4,986,233	4,986,233	–	–

Total Asset Derivatives	$4,986,233	$4,986,233	$–	$–

Liability Derivatives
Futures Contracts	5,040,742	5,040,742	–	–

Total Liability Derivatives	$5,040,742	$5,040,742	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $5,139,218 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	90	December 2018	$10,697,374	($37,999)
CBOT U.S. Long Bond	247	December 2018	35,523,132	(1,406,257)
CME E-mini S&P 500 Index	317	December 2018	45,034,802	(2,063,867)
ICE mini MSCI EAFE Index	205	December 2018	19,973,622	(1,395,497)
ICE US mini MSCI Emerging Markets Index	40	December 2018	2,050,522	(137,122)

Total Futures Long Contracts			$113,279,452	($5,040,742)

CBOT 2-Yr. U.S. Treasury Note	(85)	December 2018	($17,973,257)	$67,476
CBOT 5-Yr. U.S. Treasury Note	(32)	December 2018	(3,630,401)	34,151
CME E-mini NASDAQ 100 Index	(143)	December 2018	(21,677,076)	1,727,146
CME E-mini Russell 2000 Index	(123)	December 2018	(10,580,718)	1,282,533
CME E-mini S&P Mid-Cap 400 Index	(75)	December 2018	(15,374,377)	1,688,377
CME Ultra Long Term U.S. Treasury Bond	(18)	December 2018	(2,872,487)	186,550

Total Futures Short Contracts			($72,108,316)	$4,986,233

Total Futures Contracts			$41,171,136	($54,509)

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$288,177
Total Interest Rate Contracts		288,177

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	4,698,056
Total Equity Contracts		4,698,056

Total Asset Derivatives		$4,986,233

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	1,444,256
Total Interest Rate Contracts		1,444,256

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	3,596,486
Total Equity Contracts		3,596,486

Total Liability Derivatives		$5,040,742

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	51,524
Options Purchased	Net realized gains/(losses) on Investments	113,203
Futures	Net realized gains/(losses) on Futures contracts	(1,305,409)
Total Interest Rate Contracts		(1,140,682)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,742,965)
Total Equity Contracts		(4,742,965)

Total		($5,883,647)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(620,597)
Total Interest Rate Contracts		(620,597)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,598,436
Total Equity Contracts		2,598,436

Total		$1,977,839

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$48,255,460
Futures - Short	(42,578,879)
Interest Rate Contracts
Futures - Long	36,311,115
Futures - Short	(25,829,700)
Purchased Options	1,738,313
Written Options	(1,920,035)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Equity Holdings
Core International Equity	$–	$9,012	$–	901	$8,364	1.0%
Core Low Volatility Equity*	–	15,000	–	1,507	15,880	1.8
Large Cap Growth, Class S	27,421	658	–	2,500	31,177	3.6
Large Cap Stock, Class S	1,269	123	–	47	1,276	0.1
Large Cap Value, Class S	59,555	3,312	–	2,753	63,037	7.3
Mid Cap Stock, Class S	16,307	1,254	–	606	17,017	2.0
Partner Worldwide Allocation, Class S	39,837	1,489	–	3,627	35,803	4.1
Small Cap Stock, Class S	5,666	366	1,372	171	4,511	0.5

Total Affiliated Equity Holdings	150,055				177,065	20.4

Affiliated Fixed Income Holdings
Core Emerging Markets Debt	19,460	4,220	–	2,424	21,911	2.5
High Yield, Class S	22,001	1,230	–	4,748	22,032	2.5
Income, Class S	67,912	2,622	–	7,626	66,349	7.7
Limited Maturity Bond, Class S	37,906	908	–	3,111	38,262	4.4

Total Affiliated Fixed Income Holdings	147,279				148,554	17.1

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	133,154	136,406	151,928	11,763	117,632	13.6

Total Affiliated Short-Term Investments	133,154				117,632	13.6

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	2,075	36,987	35,024	4,038	4,038	0.5

Total Collateral Held for Securities Loaned	2,075				4,038	0.5

Total Value	$432,563				$447,289

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 -10/31/2018
Affiliated Equity Holdings
Core International Equity	$–	$(648)	$–	$12
Core Low Volatility Equity Fund*	–	880	–	–
Large Cap Growth, Class S	–	3,099	658	–
Large Cap Stock, Class S	–	(116)	105	17
Large Cap Value, Class S	–	170	2,424	888
Mid Cap Stock, Class S	–	(544)	1,254	–
Partner Worldwide Allocation, Class S	–	(5,523)	521	969
Small Cap Stock, Class S	185	(333)	366	–
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	–	(1,769)	–	887
High Yield, Class S	–	(1,199)	–	1,230
Income, Class S	–	(4,185)	228	2,394
Limited Maturity Bond, Class S	–	(552)	–	908
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	–	–	2	2,579

Total Income from Affiliated Investments				$9,884

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	21

Total Affiliated Income from Securities Loaned, Net				$21

Total	$185	$(10,720)	$5,558

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2018

Principal Amount	U.S. Government Agency Debt (75.5%)[a]	Value
	Federal Agricultural Mortgage Corporation
$8,460,000	2.300% (FEDL 1M + 0.100%), 11/30/2018[b]	$8,460,000
7,275,000	2.185% (LIBOR 1M + -0.080%), 12/3/2018[b]	7,275,162
3,980,000	2.186% (LIBOR 1M + -0.070%), 3/1/2019[b]	3,980,000
3,640,000	2.231% (LIBOR 1M + -0.050%), 6/25/2019[b]	3,640,000
4,470,000	2.320% (FEDL 1M + 0.120%), 2/26/2020[b]	4,470,000
	Federal Farm Credit Bank
3,520,000	2.369% (USBMMY 3M + 0.050%), 12/5/2018[b]	3,519,984
4,380,000	2.399% (USBMMY 3M + 0.080%), 3/25/2019[b]	4,379,914
4,300,000	2.210% (FEDL 1M + 0.010%), 4/24/2019[b]	4,299,796
2,145,000	2.419% (USBMMY 3M + 0.100%), 7/3/2019[b]	2,144,928
10,525,000	2.193% (LIBOR 1M + -0.090%), 7/12/2019[b]	10,523,539
5,180,000	2.200% (FEDL 1M FLAT), 8/8/2019[b]	5,177,584
4,580,000	2.185% (LIBOR 1M + -0.095%), 9/13/2019[b]	4,579,802
4,060,000	2.320% (FEDL 1M + 0.120%), 2/18/2020[b]	4,059,738
4,430,000	2.340% (FEDL 1M + 0.140%), 3/23/2020[b]	4,431,170
	Federal Home Loan Bank
1,500,000	2.150%, 11/2/2018	1,499,911
1,000,000	2.170%, 11/5/2018	999,759
940,000	2.150%, 11/6/2018	939,719
3,665,000	2.119%, 11/7/2018	3,663,705
6,370,000	2.077%, 11/9/2018	6,367,059
5,080,000	2.042%, 11/14/2018	5,076,254
6,490,000	2.099%, 11/16/2018	6,484,325
6,370,000	2.075%, 11/21/2018	6,362,657
5,255,000	2.177%, 11/23/2018	5,248,009
5,000,000	2.185%, 11/26/2018	4,992,413
2,490,000	2.168%, 11/28/2018	2,485,951
2,500,000	2.190%, 12/3/2018	2,495,133
4,000,000	1.625%, 12/7/2018	3,997,219
5,770,000	2.145%, 12/7/2018	5,757,626
7,000,000	2.180% (LIBOR 1M + -0.100%), 12/14/2018[b]	7,000,000
2,929,000	2.184%, 12/14/2018	2,921,358
4,640,000	2.197%, 12/19/2018	4,626,408
575,000	2.180%, 12/20/2018	573,294
4,290,000	2.180% (LIBOR 1M + -0.100%), 12/21/2018[b]	4,290,000
6,175,000	2.221%, 12/26/2018	6,154,049
9,180,000	2.000%, 2/7/2019[c]	9,178,156
2,230,000	2.280%, 2/7/2019	2,216,159
255,000	2.300%, 2/15/2019	253,273
4,640,000	2.350%, 3/5/2019	4,602,442
1,700,000	2.195% (LIBOR 1M + -0.085%), 3/13/2019[b]	1,699,921
750,000	2.192% (LIBOR 1M + -0.095%), 4/18/2019[b]	749,917
2,320,000	2.425%, 4/26/2019	2,292,495
7,250,000	2.193% (LIBOR 1M + -0.090%), 8/12/2019[b]	7,248,408
4,580,000	2.196% (LIBOR 1M + -0.085%), 9/9/2019[b]	4,580,000
9,160,000	2.280%, 9/20/2019[c]	9,160,000
1,000,000	2.222% (LIBOR 1M + -0.060%), 11/19/2019[b]	999,842
4,640,000	2.294% (LIBOR 1M FLAT), 10/26/2020[b]	4,640,000
	Federal Home Loan Mortgage Corporation
950,000	2.050%, 11/20/2018	948,972
4,740,000	2.187% (LIBOR 1M + -0.095%), 6/19/2019[b]	4,740,000
	Federal National Mortgage Association
3,750,000	2.280% (SOFRRATE + 0.100%), 4/30/2020[b]	3,750,000
	Overseas Private Investment Corporation
2,200,000	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	2,200,000
4,500,000	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	4,500,000
4,394,400	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	4,394,400
1,000,000	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	1,000,000
5,017,544	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	5,017,544
4,284,211	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	4,284,211
2,017,554	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	2,017,554
1,867,620	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	1,867,620
3,230,000	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	3,230,000
7,385,000	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	7,385,000
8,720,000	2.290% (T-BILL 3M FLAT), 11/7/2018[b]	8,720,000
3,570,000	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	3,570,000
6,205,000	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	6,205,000
6,300,000	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	6,300,000
4,700,000	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	4,700,000
3,557,167	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	3,557,167
4,100,000	2.300% (T-BILL 3M + 0.070%), 11/7/2018[b]	4,100,000
7,400,000	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	7,400,000
6,872,400	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	6,872,400
3,620,000	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	3,620,000
6,000,000	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	6,000,000
5,057,400	2.300% (T-BILL 3M FLAT), 11/7/2018[b]	5,057,400
1,153,851	2.320% (T-BILL 3M FLAT), 11/7/2018[b]	1,153,851
3,650,090	2.320% (T-BILL 3M FLAT), 11/7/2018[b]	3,650,090

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2018

Principal Amount	U.S. Government Agency Debt (75.5%)[a]	Value
$6,070,755	2.320% (T-BILL 3M FLAT), 11/7/2018[b]	$6,070,755
3,990,566	2.320% (T-BILL 3M FLAT), 11/7/2018[b]	3,990,566
7,590,985	2.320% (T-BILL 3M FLAT), 11/7/2018[b]	7,590,985
4,500,000	2.340% (T-BILL 3M FLAT), 11/7/2018[b]	4,500,000
3,520,000	1.700%, 11/13/2018	3,578,078
6,150,000	1.770%, 11/20/2018	6,253,559
3,567,407	2.270%, 2/19/2019	3,623,690
3,630,000	2.260%, 3/17/2019	3,680,874
4,140,000	2.570%, 5/17/2019	4,188,608
2,965,000	2.660%, 7/7/2019	2,989,565
	State of Israel
7,480,000	2.247%, 11/15/2018	7,473,463
	U.S. Department of Housing and Urban Development
1,880,000	1.880%, 8/1/2019	1,871,406

	Total	372,549,837

Principal Amount	U.S. Treasury Debt (21.5%)[a]	Value
	U.S. Treasury Bills
4,470,000	1.990%, 11/1/2018	4,470,000
5,525,000	2.011%, 11/15/2018	5,520,661
4,580,000	2.086%, 11/23/2018	4,574,161
9,090,000	2.080%, 11/29/2018	9,075,298
4,530,000	2.098%, 12/6/2018	4,520,762
4,580,000	2.112%, 12/13/2018	4,568,715
4,580,000	2.116%, 12/20/2018	4,566,809
9,170,000	2.340%, 3/21/2019	9,086,562
3,740,000	2.356%, 3/28/2019	3,704,020
4,610,000	2.351%, 4/4/2019	4,563,637
4,475,000	2.380%, 4/11/2019	4,427,369
	U.S. Treasury Notes
7,390,000	1.250%, 11/30/2018	7,384,831
9,230,000	1.250%, 12/31/2018	9,215,527
4,740,000	1.125%, 1/31/2019	4,725,921
9,480,000	1.250%, 1/31/2019	9,455,463
4,580,000	1.500%, 1/31/2019	4,571,623
4,500,000	2.453% (USBMMY 3M + 0.140%), 1/31/2019[b]	4,500,214
4,640,000	2.750%, 2/15/2019	4,644,805
3,690,000	2.346% (USBMMY 3M + 0.033%), 4/30/2020[b]	3,689,597

	Total	107,265,975

	Total Investments (at amortized cost) 97.0%	$479,815,812

	Other Assets and Liabilities, Net 3.0%	15,069,103

	Total Net Assets 100.0%	$494,884,915

[a]	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
[b]

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

[c]	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.

Reference Rate Index:

FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
SOFRRATE	-	Secured Overnight Financing Rate
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money Market Yield

Cost for federal income tax purposes	$479,815,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	372,549,837	–	372,549,837	–
U.S. Treasury Debt	107,265,975	–	107,265,975	–

Total Investments at Amortized Cost	$479,815,812	$–	$479,815,812	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value	% of Net Assets
Alabama (0.4%)
	Other Securities^	$6,209,515	0.4%

	Total	6,209,515

Alaska (<0.1%)
	Other Securities^	125,000	<0.1%

	Total	125,000

Arizona (1.2%)
	Other Securities^	18,021,320	1.2%

	Total	18,021,320

Arkansas (0.5%)
	Other Securities^	7,127,921	0.5%

	Total	7,127,921

California (11.4%)
	California Department of Water Resources Rev. Refg. (Central Valley)
$2,500,000	5.000% - 5.000%, 12/1/2031 - 12/1/2032, Ser. AX	2,930,810	0.2%
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	7,468,920	0.5%
8,300,000	5.000%, 5/1/2045, Ser. U-6	10,160,362	0.7%
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,b	5,836,250	0.4%
	California Kindergarten - University Public Education Fac. G.O.
3,850,000	1.130%, 5/1/2034[c]	3,850,000	0.3%
	California Various Purpose G.O.
11,805,000	5.250% - 6.000%, 4/1/2024 - 11/1/2039	12,103,427	0.8%
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,290,880	0.6%
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,689,570	0.5%
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Ab,d	11,450,900	0.8%
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,423,534	0.6%
16,730,000	5.000% - 6.000%, 5/1/2028 - 5/1/2047, Ser. Bb	17,898,743	1.2%
	San Jose, CA Redevelopment Agency Successor Agency Tax Allocation Refg.
6,000,000	5.000%, 8/1/2035, Ser. A	6,867,300	0.5%
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,019,040	0.6%
	University of California Rev.
5,000,000	5.250% - 5.250%, 5/15/2039, Ser. Ob	5,095,650	0.4%
	Other Securities^	50,749,913	3.3%

	Total	167,835,299

Colorado (4.0%)
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033[b]	10,486,559	0.7%
7,500,000	5.000% - 5.375%, 6/1/2032 - 6/1/2034, Ser. Ab	8,351,225	0.6%
	Other Securities^	40,269,984	2.7%

	Total	59,107,768

Connecticut (<0.1%)
	Other Securities^	643,992	<0.1%

	Total	643,992

Delaware (0.1%)
	Other Securities^	1,425,161	0.1%

	Total	1,425,161

District of Columbia (0.8%)
	Other Securities^	11,825,823	0.8%

	Total	11,825,823

Florida (5.7%)
	Higher Educational Fac. Financing Auth. Rev. (Ringling College)
7,225,000	5.000%, 3/1/2042	7,580,687	0.5%
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Bb	7,739,175	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value	% of Net Assets
Florida (5.7%)- continued
$8,000,000	5.500%, 10/1/2041, Ser. Ab	$8,255,120	0.6%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,418,950	0.4%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[a,b]	2,042,540	0.1%
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. Ab	6,890,628	0.5%
	Other Securities^	46,514,751	3.1%

	Total	84,441,851

Georgia (0.5%)
	Other Securities^	7,426,886	0.5%

	Total	7,426,886

Guam (<0.1%)
	Other Securities^	264,110	<0.1%

	Total	264,110

Hawaii (1.6%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,189,051	0.2%
	Hawaii Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
6,395,000	5.125% - 5.250%, 11/15/2032 - 11/15/2037	6,902,195	0.5%
	Hawaii Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,717,808	0.1%
	Hawaii Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,276,060	0.4%
	Other Securities^	5,413,131	0.4%

	Total	23,498,245

Illinois (6.6%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	10,169,343	0.7%
	Illinois Finance Auth. Multifamily Housing Rev. (Better Housing Foundation Blue Station)
1,750,000	5.000%, 12/1/2043, Ser. A-1	1,688,190	0.1%
	Illinois Finance Auth. Rev. (DePaul University)
5,075,000	5.000% - 6.000%, 10/1/2032 - 10/1/2041[b]	5,509,605	0.4%
	Illinois Finance Auth. Rev. (Rosalind Franklin University)
1,750,000	5.000%, 8/1/2042, Ser. A	1,841,018	0.1%
	Illinois Finance Auth. Rev. (Rush University Medical Center)
4,000,000	5.000% - 7.250%, 11/15/2027 - 11/1/2038, Ser. Ab	4,112,250	0.3%
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000% - 5.000%, 3/1/2034[b]	3,761,703	0.2%
	Illinois Finance Auth. Rev. Refg. (Northwestern Memorial Healthcare)
4,000,000	5.000%, 7/15/2042, Ser. A	4,343,720	0.3%
	Illinois Finance Auth. Rev. Refg. (Rosalind Franklin University)
2,100,000	5.000%, 8/1/2047, Ser. A	2,199,855	0.1%
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured)
2,020,000	5.250%, 11/1/2035, Ser. Ba,b	2,020,000	0.1%
	Illinois Finance Auth. Student Housing & Academic Fac. Rev. (CHF - Chicago, LLC - University of IL at Chicago)
1,000,000	5.000%, 2/15/2047, Ser. A	1,049,960	0.1%
	Illinois G.O.
7,000,000	5.000%, 11/1/2023, Ser. D	7,298,130	0.5%
7,000,000	5.000%, 6/1/2024	7,282,870	0.5%
8,250,000	5.000% - 5.500%, 3/1/2027 - 7/1/2038	8,532,473	0.6%
	Illinois G.O. Refg.
1,500,000	5.000%, 10/1/2021, Ser. B	1,553,355	0.1%
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Aa	16,682,850	1.1%
5,100,000	0.000% - 0.000%, 6/15/2024 - 12/15/2024, Ser. Aa	4,041,689	0.3%
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion)
2,000,000	Zero Coupon, 12/15/2047, Ser. Bd	1,061,460	0.1%
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
920,000	5.500%, 6/15/2020[a]	926,550	0.1%
	Other Securities^	13,763,213	0.9%

	Total	97,838,234

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value	% of Net Assets
Indiana (2.6%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
$7,000,000	5.500%, 8/1/2029, Ser. Db	$7,063,140	0.5%
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
6,965,000	5.000%, 4/1/2042, Ser. A	7,091,415	0.5%
	Other Securities^	24,145,953	1.6%

	Total	38,300,508

Iowa (2.2%)
	Iowa Finance Auth. Rev. (Lifespace Communities, Inc.)
5,500,000	5.000% - 5.000%, 5/15/2041 - 5/15/2043, Ser. A	5,633,400	0.4%
	Iowa Finance Auth. Rev. Refg.
8,100,000	5.000%, 8/1/2036	9,197,712	0.6%
3,000,000	5.000%, 8/1/2042	3,345,990	0.3%
	Iowa Finance Auth. Senior Housing Rev. (PHS Council Bluffs, Inc.)
1,355,000	5.125%, 8/1/2048	1,319,580	0.1%
	Other Securities^	12,999,816	0.8%

	Total	32,496,498

Kansas (0.8%)
	Other Securities^	11,509,304	0.8%

	Total	11,509,304

Kentucky (1.3%)
	Other Securities^	18,855,710	1.3%

	Total	18,855,710

Louisiana (2.8%)
	Louisiana Gas and Fuels Tax Rev.
7,000,000	5.000%, 5/1/2045, Ser. Bb	7,294,490	0.5%
	Other Securities^	33,268,669	2.3%

	Total	40,563,159

Maryland (0.1%)
	Other Securities^	1,088,390	0.1%

	Total	1,088,390

Massachusetts (3.5%)
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046, Ser. N	6,963,385	0.5%
	Massachusetts Health & Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
	5.250%, 7/1/2033, Ser. L	18,900,643	1.3%
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	8,785,799	0.6%
	Other Securities^	16,498,378	1.1%

	Total	51,148,205

Michigan (2.3%)
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	10,908,900	0.7%
	Other Securities^	22,537,092	1.6%

	Total	33,445,992

Minnesota (3.6%)
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	7,412,885	0.5%
	Other Securities^	44,962,615	3.1%

	Total	52,375,500

Mississippi (0.4%)
	Other Securities^	5,260,657	0.4%

	Total	5,260,657

Missouri (0.4%)
	Other Securities^	5,699,954	0.4%

	Total	5,699,954

Nebraska (1.9%)
	Omaha, NE Public Power District Electric Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	8,905,179	0.6%
	Other Securities^	18,503,409	1.3%

	Total	27,408,588

Nevada (0.4%)
	Other Securities^	5,508,475	0.4%

	Total	5,508,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value	% of Net Assets
New Hampshire (0.2%)
	Other Securities^	$2,554,400	0.2%

	Total	2,554,400

New Jersey (1.5%)
	Tobacco Settlement Financing Corporation Rev. Refg.
8,275,000	5.250%, 6/1/2046, Ser. A	8,746,758	0.6%
	Other Securities^	13,567,454	0.9%

	Total	22,314,212

New York (7.6%)
	New York City Transitional Finance Auth. Future Tax Secured Rev.
15,000,000	5.000%, 11/1/2033, Ser. D-1	16,080,900	1.1%
19,000,000	5.000%, 2/1/2043, Ser. A	20,839,770	1.4%
	New York State Dormitory Auth. State Personal Income Tax Rev.
10,125,000	5.000% - 5.000%, 2/15/2029 - 3/15/2039, Ser. Cb	10,630,130	0.7%
	New York State Dormitory Auth. State Personal Income Tax Rev. Refg.
8,330,000	5.000%, 2/15/2043, Ser. B	9,194,737	0.6%
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	10,791,900	0.7%
	Port Auth. of New York & New Jersey Rev.
11,125,000	5.000% - 5.000%, 12/1/2024 - 9/1/2039, Ser. 178, AMT	12,276,926	0.8%
	Port Auth. of New York & New Jersey Rev. Refg.
6,715,000	5.000% - 5.000%, 9/15/2034 - 9/15/2048, Ser. 207, AMT	7,400,146	0.5%
	Other Securities^	24,826,640	1.8%

	Total	112,041,149

North Carolina (1.3%)
	Other Securities^	19,512,240	1.3%

	Total	19,512,240

North Dakota (0.7%)
	Other Securities^	9,820,029	0.7%

	Total	9,820,029

Ohio (5.3%)
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
14,505,000	5.125%, 6/1/2024, Ser. A-2	14,015,021	0.9%
	Ohio Higher Educational Fac. Commission Rev. (Case Western Reserve University)
750,000	6.500%, 10/1/2020, Ser. B	788,850	0.1%
2,745,000	5.000%, 12/1/2028	3,069,047	0.2%
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,794,055	0.2%
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
3,025,000	5.000%, 7/1/2042	3,295,344	0.2%
	Ohio Higher Educational Fac. Commission Rev. Refg. (Kenyon College)
4,740,000	5.250% - 5.250%, 7/1/2044[b]	4,968,264	0.3%
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,344,750	0.4%
	Ohio State Turnpike Commission Rev.
8,570,000	Zero Coupon, 2/15/2034, Ser. A-4[d]	8,136,015	0.6%
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Aa	11,633,900	0.8%
	Other Securities^	23,650,375	1.6%

	Total	77,695,621

Oklahoma (1.9%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,595,562	0.6%
	Other Securities^	19,485,961	1.3%

	Total	28,081,523

Oregon (0.3%)
	Other Securities^	5,073,470	0.3%

	Total	5,073,470

Pennsylvania (2.4%)
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,250,318	0.5%
	Pennsylvania Turnpike Commission Turnpike Rev.
7,950,000	5.000% - 5.000%, 12/1/2040 - 12/1/2046, Ser. B	8,564,814	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value	% of Net Assets
Pennsylvania (2.4%)- continued
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
$10,440,000	6.250%, 6/1/2033, Ser. Ca	$12,467,135	0.9%
	Other Securities^	6,556,059	0.4%

	Total	34,838,326

South Carolina (1.4%)
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	6,892,000	0.5%
	Other Securities^	13,536,613	0.9%

	Total	20,428,613

South Dakota (0.3%)
	Other Securities^	4,301,303	0.3%

	Total	4,301,303

Tennessee (0.3%)
	Other Securities^	4,228,026	0.3%

	Total	4,228,026

Texas (9.3%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
3,000,000	5.000% - 6.000%, 8/15/2042 - 8/15/2043	3,214,340	0.2%
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
7,605,000	5.000% - 5.000%, 8/15/2036 - 8/15/2046, Ser. Aa	8,251,256	0.6%
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Ab	4,321,640	0.3%
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,b	12,872,100	0.9%
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Db	16,094,700	1.1%
	North Texas Tollway Auth. System Rev. Refg.
5,000,000	5.000%, 1/1/2042, Ser. B	5,302,600	0.4%
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Da	3,651,300	0.2%
	San Antonio Water System Rev.
7,875,000	5.000%, 5/15/2039, Ser. A	8,785,035	0.6%
	Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	15,305,423	1.0%
	Other Securities^	59,332,543	4.0%

	Total	137,130,937

Utah (1.7%)
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
7,500,000	5.000%, 5/15/2046, Ser. B	8,187,525	0.6%
5,870,000	5.000% - 5.000%, 5/15/2023 - 5/15/2045, Ser. A	6,302,286	0.4%
	Other Securities^	10,282,708	0.7%

	Total	24,772,519

Vermont (0.3%)
	Other Securities^	4,395,670	0.3%

	Total	4,395,670

Virginia (2.9%)
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034[b]	10,692,000	0.7%
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	9,694,793	0.7%
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
11,010,000	5.000%, 12/31/2052, AMT	11,505,010	0.8%
6,785,000	5.000% - 5.000%, 12/31/2047 - 12/31/2049, AMT	7,111,355	0.5%
	Other Securities^	4,296,115	0.2%

	Total	43,299,273

Washington (3.4%)
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[b]	2,785,808	0.2%
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,198,250	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value	% of Net Assets
Washington (3.4%)- continued
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
$5,010,000	7.375%, 3/1/2038[b]	$5,098,527	0.3%
	Washington State Housing Finance Commission Refg. (Hearthstone)
825,000	5.000%, 7/1/2038, Ser. Ae	835,676	<0.1%
	Washington Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	13,348,888	0.9%
5,310,000	5.000%, 8/1/2042, Ser. A	5,880,135	0.4%
	Other Securities^	17,232,002	1.3%

	Total	50,379,286

Wisconsin (2.8%)
	Wisconsin Health & Educational Fac. Auth. Rev.
1,750,000	5.125%, 10/1/2048	1,704,220	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
9,030,000	5.000% - 5.500%, 12/15/2038 - 12/15/2044	9,366,213	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,074,227	0.7%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	8,594,000	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marshfield Clinic Health Systems, Inc.)
2,000,000	5.000%, 2/15/2047, Ser. C	2,115,180	0.2%
	Other Securities^	9,441,007	0.6%

	Total	41,294,847

Wyoming (0.1%)
	Other Securities^	1,360,003	0.1%

	Total	1,360,003

	Total Long-Term Fixed Income (cost $1,437,112,780)	1,452,973,512

Principal Amount	Short-Term Investments (<0.1%)[f]	Value	% of Net Assets
	Other Securities^	$298,543	<0.1%

	Total Short-Term Investments (cost $298,581)	298,543

	Total Investments (cost $1,437,411,361) 98.8%	$1,453,272,055

	Other Assets and Liabilities, Net 1.2%	17,763,839

	Total Net Assets 100.0%	$1,471,035,894

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

b

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

c

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $1,832,226 or 0.1% of total net assets.

f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Municipal Bond Fund held restricted securities as of October 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2018, the value of these investments was $4,984,350 or 0.3% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2018

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$43,175,128
Gross unrealized depreciation	(26,504,140)

Net unrealized appreciation (depreciation)	$16,670,988

Cost for federal income tax purposes	$1,356,476,004

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	191,571,955	–	191,571,955	–
Electric Revenue	49,777,972	–	49,777,972	–
Escrowed/Pre-refunded	280,232,868	–	280,232,868	–
General Obligation	148,905,569	–	148,905,569	–
Health Care	222,427,690	–	222,427,690	–
Housing Finance	42,670,509	–	42,670,509	–
Industrial Development Revenue	5,885,441	–	5,885,441	–
Other Revenue	101,296,618	–	101,296,618	–
Tax Revenue	72,914,245	–	72,914,245	–
Transportation	249,864,292	–	249,864,292	–
Water & Sewer	87,426,353	–	87,426,353	–
Short-Term Investments	298,543	–	298,543	–

Total Investments at Value	$1,453,272,055	$–	$1,453,272,055	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	287,366	287,366	–	–

Total Asset Derivatives	$287,366	$287,366	$–	$–

Liability Derivatives
Futures Contracts	1,841	1,841	–	–

Total Liability Derivatives	$1,841	$1,841	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Municipal Bond Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $298,543 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	(362)	December 2018	($76,544,929)	$287,366
CBOT U.S. Long Bond	(28)	December 2018	(3,865,659)	(1,841)

Total Futures Short Contracts			($80,410,588)	$285,525

Total Futures Contracts			($80,410,588)	$285,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$287,366
Total Interest Rate Contracts		287,366
Total Asset Derivatives		$287,366

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	1,841
Total Interest Rate Contracts		1,841
Total Liability Derivatives		$1,841

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	120,021
Total Interest Rate Contracts		120,021
Total		$120,021

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	285,525
Total Interest Rate Contracts		285,525
Total		$285,525

The following table presents Municipal Bond Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value

Interest Rate Contracts
Futures - Short	($50,036,587)

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (32.9%)	Value	% of Net Assets
Basic Materials (2.7%)
	Contura Energy, Inc., Term Loan
$2,760,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[a,b,c,d]	$2,746,200	0.5%
	Other Securities^	12,210,263	2.2%

	Total	14,956,463

Capital Goods (1.4%)
	GFL Environmental, Inc., Term Loan
2,170,000	0.000%, (LIBOR 3M + 3.000%), 5/31/2025[a,b,c,d]	2,134,737	0.4%
	Navistar, Inc., Term Loan
1,930,413	5.780%, (LIBOR 1M + 3.500%), 11/6/2024[b,d]	1,932,015	0.4%
	Other Securities^	3,671,600	0.6%

	Total	7,738,352

Communications Services (8.8%)
	Altice France SA, Term Loan
3,435,000	6.280%, (LIBOR 1M + 4.000%), 1/31/2026[b,d]	3,359,877	0.6%
	Cengage Learning, Inc., Term Loan
2,186,793	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b,d]	2,023,462	0.4%
	CenturyLink, Inc., Term Loan
3,176,000	5.052%, (LIBOR 1M + 2.750%), 1/31/2025[b,d]	3,140,270	0.6%
	Charter Communications Operating, LLC, Term Loan
1,890,713	4.310%, (LIBOR 1M + 2.000%), 4/30/2025[b,d]	1,890,486	0.3%
	Level 3 Parent, LLC, Term Loan
2,765,000	4.530%, (LIBOR 1M + 2.250%), 2/22/2024[b,d]	2,766,300	0.5%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b,d]	2,229,909	0.4%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,851,220	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[a,b,c,d]	3,689,970	0.7%
	Sable International Finance, Ltd., Term Loan
4,780,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[b,d]	4,774,646	0.8%
	Sprint Communications, Inc., Term Loan
3,240,650	4.813%, (LIBOR 1M + 2.500%), 2/2/2024[b,d]	3,237,604	0.6%
	Univision Communications, Inc., Term Loan
2,752,783	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b,d]	2,638,790	0.5%
	Virgin Media Bristol, LLC, Term Loan
2,410,000	4.780%, (LIBOR 1M + 2.500%), 1/15/2026[b,d]	2,407,229	0.4%
	Other Securities^	16,785,098	3.0%

	Total	48,943,641

Consumer Cyclical (4.2%)
	Golden Entertainment, Inc., Term Loan
2,605,312	5.300%, (LIBOR 1M + 3.000%), 10/20/2024[b,d]	2,605,312	0.5%
	Golden Nugget, LLC, Term Loan
2,072,634	5.230%, (LIBOR 1M + 2.750%), 10/4/2023[b,d]	2,073,609	0.4%
	Mohegan Gaming and Entertainment, Term Loan
2,063,778	6.302%, (LIBOR 1M + 4.000%), 10/13/2023[b,d]	1,933,326	0.3%
	Scientific Games International, Inc., Term Loan
4,278,500	5.046%, (LIBOR 1M + 2.750%), 8/14/2024[b,d]	4,234,175	0.7%
	Stars Group Holdings BV, Term Loan
2,817,938	5.886%, (LIBOR 3M + 3.500%), 7/10/2025[b,d]	2,828,110	0.5%
	Other Securities^	9,589,179	1.8%

	Total	23,263,711

Consumer Non-Cyclical (6.0%)
	Air Medical Group Holdings, Inc., Term Loan
4,203,238	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[b,d]	4,075,039	0.7%
	Albertson’s, LLC, Term Loan
2,250,000	0.000%, (LIBOR 3M + 3.000%), 10/29/2025[a,b,c,d]	2,230,785	0.4%
1,710,368	5.052%, (LIBOR 1M + 2.750%), 8/25/2021[b,d]	1,707,067	0.3%
1,668,171	5.311%, (LIBOR 3M + 3.000%), 6/22/2023[b,d]	1,659,830	0.3%
1,391,524	5.381%, (LIBOR 3M + 3.000%), 12/21/2022[b,d]	1,387,265	0.2%
	Bausch Health Companies, Inc., Term Loan
3,266,250	5.274%, (LIBOR 1M + 3.000%), 6/1/2025[b,d]	3,265,499	0.6%
	Endo International plc, Term Loan
2,569,311	6.563%, (LIBOR 1M + 4.250%), 4/27/2024[b,d]	2,578,407	0.5%
	JBS USA LUX SA, Term Loan
3,166,775	4.844%, (LIBOR 3M + 2.500%), 10/30/2022[b,d]	3,165,192	0.6%
	Mallinckrodt International Finance SA, Term Loan
3,129,275	5.517%, (LIBOR 3M + 3.000%), 2/24/2025[b,d]	3,105,305	0.5%
	Other Securities^	10,277,210	1.9%

	Total	33,451,599

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (32.9%)	Value	% of Net Assets
Energy (2.4%)
	HFOTCO, LLC, Term Loan
$2,693,250	5.060%, (LIBOR 1M + 2.750%), 6/26/2025[b,d]	$2,698,852	0.5%
	McDermott Technology (Americas), Inc., Term Loan
2,440,237	7.302%, (LIBOR 1M + 5.000%), 5/10/2025[b,d]	2,406,684	0.4%
	Radiate Holdco, LLC, Term Loan
3,989,622	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[b,d]	3,955,431	0.7%
	Other Securities^	4,694,439	0.8%

	Total	13,755,406

Financials (3.2%)
	Air Methods Corporation, Term Loan
2,635,619	5.886%, (LIBOR 3M + 3.500%), 4/21/2024[b,d]	2,375,351	0.4%
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,997,487	4.280%, (LIBOR 1M + 2.000%), 1/15/2025[b,d]	2,987,985	0.5%
	Digicel International Finance, Ltd., Term Loan
2,560,606	5.570%, (LIBOR 3M + 3.250%), 5/10/2024[b,d]	2,449,655	0.4%
	GGP Nimbus LP, Term Loan
2,715,000	4.795%, (LIBOR 1M + 2.500%), 8/24/2025[b,d]	2,668,954	0.5%
	INEOS U.S. Finance, LLC, Term Loan
3,295,100	4.302%, (LIBOR 1M + 2.000%), 3/31/2024[b,d]	3,287,390	0.6%
	Other Securities^	4,090,615	0.8%

	Total	17,859,950

Technology (2.4%)
	First Data Corporation, Term Loan
4,065,000	4.287%, (LIBOR 1M + 2.000%), 4/26/2024[b,d]	4,041,301	0.7%
	Harland Clarke Holdings Corporation, Term Loan
2,317,277	7.136%, (LIBOR 3M + 4.750%), 11/3/2023[b,d]	2,166,654	0.4%
	Rackspace Hosting, Inc., Term Loan
2,218,002	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[b,d]	2,149,155	0.4%
	Other Securities^	5,190,552	0.9%

	Total	13,547,662

Transportation (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
2,952,625	6.802%, (LIBOR 1M + 4.500%), 5/18/2023[b,d]	2,952,625	0.5%
	Other Securities^	443,707	0.1%

	Total	3,396,332

Utilities (1.2%)
	Vertiv Group Corporation, Term Loan
2,710,557	6.313%, (LIBOR 3M + 4.000%), 11/15/2023[b,d]	2,680,063	0.5%
	Other Securities^	3,871,157	0.7%

	Total	6,551,220

	Total Bank Loans (cost $186,300,565)	183,464,336

Principal Amount	Long-Term Fixed Income (48.1%)	Value	% of Net Assets
Asset-Backed Securities (7.1%)
	OZLM Funding II, Ltd.
2,170,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BR*,d	2,169,996	0.4%
	OZLM IX, Ltd.
2,000,000	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BR*,c,d,e	2,000,000	0.4%
	Park Avenue Institutional Advisers CLO, Ltd.
2,200,000	3.910%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1B*,c,d,e	2,200,000	0.4%
	Sound Point CLO XXI, Ltd.
2,200,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1B*,d	2,199,905	0.4%
	THL Credit Wind River CLO, Ltd.
3,350,000	3.860%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2*,d	3,349,906	0.6%
	Other Securities^	27,953,764	4.9%

	Total	39,873,571

Basic Materials (1.4%)
	Other Securities^	7,561,948	1.4%

	Total	7,561,948

Capital Goods (1.6%)
	Other Securities^	8,893,614	1.6%

	Total	8,893,614

Collateralized Mortgage Obligations (5.7%)
	Banc of America Mortgage Securities, Inc.
168,256	4.368%, 9/25/2035, Ser. 2005-H, Class 2A1[d]	163,037	<0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value	% of Net Assets
Collateralized Mortgage Obligations (5.7%) - continued
	Banc of America Mortgage Trust
$131,078	4.249%, 7/25/2035, Ser. 2005-F, Class 2A2[d]	$122,025	<0.1%
	CHL Mortgage Pass-Through Trust
800,938	4.109%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[d]	767,445	0.1%
	Countrywide Alternative Loan Trust
1,543,249	5.500% - 5.500%, 5/25/2035 - 10/25/2035, Ser. 2005- 46CB, Class A8	1,420,500	0.3%
	Countrywide Home Loan Mortgage Pass Through Trust
376,478	4.060%, 11/25/2035, Ser. 2005-22, Class 2A1[d]	335,879	0.1%
	Federal Home Loan Mortgage Corporation - REMIC
5,733,943	3.000% - 3.000%, 5/15/2027 - 4/15/2033, Ser. 4046, Class GIf	462,015	0.1%
	Federal National Mortgage Association - REMIC
30,437,188	2.500% - 3.000%, 7/25/2027 - 6/25/2028, Ser. 2012-74, Class AIf	2,421,680	0.4%
	Other Securities^	25,919,090	4.7%

	Total	31,611,671

Commercial Mortgage-Backed Securities (0.4%)
	Other Securities^	2,008,849	0.4%

	Total	2,008,849

Communications Services (2.3%)
	Other Securities^	12,638,533	2.3%

	Total	12,638,533

Consumer Cyclical (3.0%)
	Other Securities^	16,873,421	3.0%

	Total	16,873,421

Consumer Non-Cyclical (2.4%)
	Albertsons Companies, LLC
750,000	6.625%, 6/15/2024	708,750	0.1%
	Other Securities^	12,385,141	2.3%

	Total	13,093,891

Energy (3.4%)
	Other Securities^	19,080,763	3.4%

	Total	19,080,763

Financials (6.8%)
	Bank of America Corporation
254,000	2.328%, 10/1/2021[d]	247,961	0.1%
252,000	3.499%, 5/17/2022[d]	250,900	0.1%
250,000	2.738%, 1/23/2022[d]	245,013	0.1%
247,000	3.550%, 3/5/2024[d]	242,407	0.1%
119,000	3.864%, 7/23/2024[d]	118,147	<0.1%
116,000	2.369%, 7/21/2021[d]	113,778	<0.1%
	Other Securities^	36,431,960	6.4%

	Total	37,650,166

Mortgage-Backed Securities (11.2%)
	Antler Mortgage Trust
2,257,676	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1*,e	2,254,967	0.4%
	Federal Home Loan Mortgage Corporation
3,665,889	3.500%, 8/15/2035, Ser. 345, Class C8[f]	580,346	0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
10,475,000	4.000%, 11/1/2048[c]	10,478,631	1.9%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
9,025,000	3.500%, 11/1/2048[c]	8,785,626	1.6%
10,787,500	4.000%, 11/1/2048[c]	10,787,455	1.9%
22,850,000	4.500%, 11/1/2048[c]	23,394,920	4.2%
3,675,000	5.000%, 11/1/2048[c]	3,834,920	0.7%
	Merrill Lynch Alternative Note Asset Trust
2,073,242	2.431%, (LIBOR 1M + 0.150%), 1/25/2037, Ser. 2007-A1, Class A2Bd	921,090	0.2%
	Other Securities^	1,138,213	0.2%

	Total	62,176,168

Technology (1.3%)
	Other Securities^	7,448,387	1.3%

	Total	7,448,387

Transportation (0.4%)
	Other Securities^	2,429,476	0.4%

	Total	2,429,476

Utilities (1.1%)
	Other Securities^	6,381,540	1.1%

	Total	6,381,540

	Total Long-Term Fixed Income (cost $270,588,757)	267,721,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Registered Investment Companies (15.6%)	Value	% of Net Assets
Affiliated Fixed Income Holdings (14.1%)
8,667,585	Thrivent Core Emerging Markets Debt Fund	$78,354,969	14.1%

	Total	78,354,969

Equity Funds/Exchange Traded Funds (<0.1%)
	Other Securities^	750,303	0.1%

	Total	750,303

Fixed Income Funds/Exchange Traded
Funds (1.4%)
131,500	Invesco Senior Loan ETF	3,025,815	0.5%
	Other Securities^	4,871,360	0.9%

	Total	7,897,175

	Total Registered Investment Companies (cost $93,084,810)	87,002,447

Shares	Preferred Stock (1.1%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	368,597	0.1%

	Total	368,597

Energy (0.3%)
	Other Securities^	1,461,091	0.3%

	Total	1,461,091

Financials (0.7%)
	Other Securities^	3,933,452	0.7%

	Total	3,933,452

Real Estate (<0.1%)
	Other Securities^	175,085	<0.1%

	Total	175,085

	Total Preferred Stock (cost $5,825,167)	5,938,225

Shares	Common Stock (0.8%)	Value	% of Net Assets
Energy (0.2%)
	Other Securities^	1,398,028	0.2%

	Total	1,398,028

Financials (0.4%)
	Other Securities^	1,975,113	0.4%

	Total	1,975,113

Materials (0.1%)
	Other Securities^	669,580	0.1%

	Total	669,580

Utilities (0.1%)
	Other Securities^	529,060	0.1%

	Total	529,060

	Total Common Stock (cost $2,681,047)	4,571,781

Shares	Collateral Held for Securities Loaned (1.0%)	Value	% of Net Assets
5,373,892	Thrivent Cash Management Trust	5,373,892	1.0%

	Total Collateral Held for Securities Loaned (cost $5,373,892)	5,373,892

Shares or Principal Amount	Short-Term Investments (14.1%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
7,769,239	2.430%	77,692,386	13.9%
	Other Securities^	998,317	0.2%

	Total Short-Term Investments (cost $78,690,761)	78,690,703

	Total Investments (cost $642,544,999) 113.6%	$632,763,382

	Other Assets and Liabilities, Net (13.6%)	(75,539,883)

	Total Net Assets 100.0%	$557,223,499

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

[a]	All or a portion of the loan is unfunded.
[b]	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
[c]	Denotes investments purchased on a when-issued or delayed delivery basis.
[d]

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

[e]	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
[f]

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Fund as of October 31, 2018 was $39,864,446 or 7.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Antler Mortgage Trust, 7/25/2022	9/21/2018	$2,257,649
OZLM Funding II, Ltd., 7/30/2031	8/17/2018	2,170,000
OZLM IX, Ltd., 10/20/2031	10/29/2018	2,000,000
Park Avenue Institutional Advisers CLO, Ltd., 10/20/2031	10/5/2018	2,200,000
Sound Point CLO XXI, Ltd., 10/26/2031	8/29/2018	2,200,000
THL Credit Wind River CLO, Ltd., 10/22/2031	9/21/2018	3,350,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of October 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$4,381,735
Common Stock	860,810

Total lending	$5,242,545
Gross amount payable upon return of collateral for securities loaned	$5,373,892

Net amounts due to counterparty	$131,347

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,585,822
Gross unrealized depreciation	(15,337,889)

Net unrealized appreciation (depreciation)	($9,752,067)
Cost for federal income tax purposes	$637,570,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	14,956,463	–	14,956,463	–
Capital Goods	7,738,352	–	7,738,352	–
Communications Services	48,943,641	–	48,534,241	409,400
Consumer Cyclical	23,263,711	–	23,263,711	–
Consumer Non-Cyclical	33,451,599	–	33,451,599	–
Energy	13,755,406	–	12,326,193	1,429,213
Financials	17,859,950	–	16,407,352	1,452,598
Technology	13,547,662	–	13,547,662	–
Transportation	3,396,332	–	3,396,332	–
Utilities	6,551,220	–	5,349,874	1,201,346

Long-Term Fixed Income
Asset-Backed Securities	39,873,571	–	33,923,571	5,950,000
Basic Materials	7,561,948	–	7,561,948	–
Capital Goods	8,893,614	–	8,893,614	–
Collateralized Mortgage Obligations	31,611,671	–	31,611,671	–
Commercial Mortgage-Backed Securities	2,008,849	–	1,119,339	889,510
Communications Services	12,638,533	–	12,638,533	–
Consumer Cyclical	16,873,421	–	16,873,421	–
Consumer Non-Cyclical	13,093,891	–	13,093,891	–
Energy	19,080,763	–	19,080,763	–
Financials	37,650,166	–	37,650,166	–
Mortgage-Backed Securities	62,176,168	–	59,921,201	2,254,967
Technology	7,448,387	–	7,448,387	–
Transportation	2,429,476	–	2,429,476	–
Utilities	6,381,540	–	6,381,540	–

Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	7,897,175	7,897,175	–	–
Equity Funds/Exchange Traded Funds	750,303	750,303	–	–

Preferred Stock
Consumer Staples	368,597	368,597	–	–
Energy	1,461,091	897,667	563,424	–
Financials	3,933,452	1,906,782	2,026,670	–

Real Estate	175,085	175,085	–	–
Common Stock
Energy	1,398,028	906,331	–	491,697
Financials	1,975,113	1,975,113	–	–
Materials	669,580	669,580	–	–
Utilities	529,060	529,060	–	–
Options Purchased	–	–	–	–
Short-Term Investments	998,317	–	998,317	–

Subtotal Investments in Securities	$471,342,135	$16,075,693	$441,187,711	$14,078,731

Other Investments*	Total

Affiliated Registered Investment Companies	78,354,969
Short-Term Investments	77,692,386
Collateral Held for Securities Loaned	5,373,892

Subtotal Other Investments	$161,421,247

Total Investments at Value	$632,763,382

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Other Financial Instruments	Total	Level 1	Level 2		Level 3
Asset Derivatives
Futures Contracts	728,388	728,388		–	–

Total Asset Derivatives	$728,388	$728,388		$–	$–

Liability Derivatives
Futures Contracts	678,234	678,234		–	–

Total Liability Derivatives	$678,234	$678,234		$–	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Opportunity Income Plus Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $998,317 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	194	December 2018	$23,142,348	($165,473)
CBOT 5-Yr. U.S. Treasury Note	39	December 2018	4,388,535	(5,605)
CBOT U.S. Long Bond	60	December 2018	8,506,133	(218,633)
CME Ultra Long Term U.S. Treasury Bond	26	December 2018	4,168,211	(288,523)

Total Futures Long Contracts			$40,205,227	($678,234)

CBOT 2-Yr. U.S. Treasury Note	(163)	December 2018	($34,466,363)	$129,394
CME E-mini S&P 500 Index	(60)	December 2018	(8,680,221)	546,920
Ultra 10-Yr. U.S. Treasury Note	(16)	December 2018	(2,053,824)	52,074

Total Futures Short Contracts			($45,200,408)	$728,388

Total Futures Contracts			($4,995,181)	$50,154

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$181,468
Total Interest Rate Contracts		181,468

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	546,920
Total Equity Contracts		546,920

Total Asset Derivatives		$728,388

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	678,234
Total Interest Rate Contracts		678,234

Total Liability Derivatives		$678,234

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	17,188
Futures	Net realized gains/(losses) on Futures contracts	266,583
Total Interest Rate Contracts		283,771

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,814,106)
Total Equity Contracts		(1,814,106)

Total		($1,530,335)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(18,956)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(507,315)
Total Interest Rate Contracts		(526,271)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,200,420
Total Equity Contracts		1,200,420

Total		$674,149

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Short	($10,371,545)
Interest Rate Contracts
Futures - Long	22,401,088
Futures - Short	(40,209,541)
Written Options	(1,035,046)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$1,106	$81,774	$–	8,668	$78,355	14.1%

Total Affiliated Fixed Income Holdings	1,106				78,355	14.1

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	88,217	238,475	249,000	7,769	77,692	13.9

Total Affiliated Short-Term Investments	88,217				77,692	13.9

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	5,427	44,924	44,977	5,374	5,374	1.0

Total Collateral Held for Securities Loaned	5,427				5,374	1.0

Total Value	$94,750				$161,421

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2018

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$–	$(4,525)	$–	$2,427
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	–	–	1	1,756

Total Income from Affiliated Investments				$4,183

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	19

Total Affiliated Income from Securities Loaned, Net				$19

Total	$–	$(4,525)	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (93.3%)	Value
Brazil (12.5%)
45,550	Ambev SA	$198,773
46,760	Banco Bradesco SA ADR	428,789
15,300	BRF SAa	89,707
18,378	Lojas Renner SA	186,076
23,600	Multiplan Empreendimentos Imobiliarios SA	146,046
14,026	Ultrapar Participacoes SA	165,832
24,920	Vale SA ADR	376,292

	Total	1,591,515

Cayman Islands (10.8%)
1,944	Autohome, Inc. ADR[b]	140,707
72,000	China Resources Land, Ltd.	244,886
4,108	Huazhu Group, Ltd. ADR[a]	107,465
5,800	Sunny Optical Technology Group Company, Ltd.	50,639
22,400	Tencent Holdings, Ltd.	767,408
9,000	Wuxi Biologics (Cayman), Inc.[a,c]	64,394

	Total	1,375,499

Chile (2.0%)
4,500	Banco Santander Chile SA ADR	132,570
16,700	S.A.C.I. Falabella	125,863

	Total	258,433

China (10.8%)
1,958	58.com, Inc. ADR[a]	128,425
22,500	China International Travel Service Corporation, Ltd.	174,215
41,696	Hangzhou Hikvision Digital Technology Company, Ltd.	145,831
3,099	Kweichow Moutai Company, Ltd.	245,475
24,600	Midea Group Company, Ltd.	131,693
39,500	Ping An Insurance Company of China, Ltd.	373,434
24,697	Shanghai International Airport Company, Ltd.	176,448

	Total	1,375,521

Hong Kong (6.2%)
39,400	AIA Group, Ltd.	299,718
18,500	China Mobile, Ltd.	173,306
52,000	Hang Lung Group, Ltd.	128,021
7,123	Hong Kong Exchanges & Clearing, Ltd.	189,662

	Total	790,707

Hungary (0.4%)
2,900	Richter Gedeon Nyrt	53,869

	Total	53,869

India (13.9%)
12,000	Aditya Birla Capital, Ltd.[a]	16,970
10,000	Aditya Birla Capital, Ltd. GDR[a]	14,139
2,000	Grasim Industries, Ltd.	22,565
8,600	Grasim Industries, Ltd. GDR	96,046
3,600	Hero Motocorp, Ltd.	134,402
8,334	Hindustan Unilever, Ltd.	182,969
19,220	Housing Development Finance Corporation	459,811
38,000	ITC, Ltd.	144,002
23,420	ITC, Ltd. GDR	88,528
14,429	Kotak Mahindra Bank, Ltd.	218,349
7,672	Tata Consultancy Services, Ltd.	201,125
1,600	Ultra Tech Cement, Ltd.	75,711
2,300	Ultra Tech Cement, Ltd. GDR	108,846

	Total	1,763,463

Indonesia (5.7%)
652,700	Astra International Tbk PT	339,512
98,700	Indocement Tunggal Prakarsa Tbk PT	112,619
177,100	PT Bank Central Asia Tbk	275,755

	Total	727,886

Luxembourg (0.5%)
2,000	Tenaris SA ADR	58,460

	Total	58,460

Malaysia (1.5%)
31,700	Public Bank Berhad	186,473

	Total	186,473

Mexico (5.0%)
2,740	Fomento Economico Mexicano SAB de CV ADR	233,092
11,600	Grupo Aeroportuario del Sureste, SAB de CV	191,367
37,600	Grupo Financiero Banorte SAB de CV ADR	207,294

	Total	631,753

Philippines (3.6%)
5,400	Ayala Corporation	92,962
255,000	Ayala Land, Inc.	189,211
110,754	Bank of the Philippine Islands	170,292

	Total	452,465

Poland (0.8%)
3,900	Bank Pekao SA	106,323

	Total	106,323

Russia (2.6%)
4,058	Lukoil ADR	302,560
527	Magnit PJSC	28,741

	Total	331,301

South Africa (3.5%)
13,600	Massmart Holdings, Ltd.	88,537
18,700	MTN Group, Ltd.	108,589
740	Naspers, Ltd.	129,797
22,500	Truworths International, Ltd.	123,250

	Total	450,173

South Korea (3.1%)
329	Amorepacific Corporation	26,121
666	Amorepacific Group	36,504
585	LG Chem, Ltd.	178,762
1,505	NAVER Corporation	151,560

	Total	392,947

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (93.3%)	Value
Taiwan (4.8%)
82,000	Taiwan Semiconductor Manufacturing Company, Ltd.	$615,605

	Total	615,605

Thailand (2.5%)
18,300	Siam Cement pcl	227,304
22,500	Siam Commercial Bank pcl	93,374

	Total	320,678

Turkey (1.2%)
10,300	BIM Birlesik Magazalar AS	146,419

	Total	146,419

United Kingdom (<0.1%)
636	Standard Chartered plc	4,458

	Total	4,458

United States (1.9%)
6,540	Yum China Holding, Inc.	235,963

	Total	235,963

	Total Common Stock (cost $12,715,487)	11,869,911

Shares	Preferred Stock (6.2%)
South Korea (6.2%)
24,830	Samsung Electronics Company, Ltd.	783,405

	Total	783,405

	Total Preferred Stock (cost $623,819)	783,405

Shares	Collateral Held for Securities Loaned (0.9%)
110,800	Thrivent Cash Management Trust	110,800

	Total Collateral Held for Securities Loaned (cost $110,800)	110,800

Shares or Principal Amount	Short-Term Investments (0.6%)
	Thrivent Core Short-Term Reserve Fund
8,163	2.430%	81,631

	Total Short-Term Investments (cost $81,631)	81,631

	Total Investments (cost $13,531,737) 101.0%	$12,845,747

	Other Assets and Liabilities, Net (1.0%)	(126,418)

	Total Net Assets 100.0%	$12,719,329

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $64,394 or 0.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Emerging Markets Equity Fund as of October 31, 2018:

Securities Lending Transactions

Common Stock	$115,808

Total lending	$115,808
Gross amount payable upon return of collateral for securities loaned	$110,800

Net amounts due to counterparty	$(5,008)

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,326,632
Gross unrealized depreciation	(2,085,180)

Net unrealized appreciation (depreciation)	($758,548)

Cost for federal income tax purposes	$13,604,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	680,824	269,132	411,692	–
Consumer Discretionary	1,558,439	343,428	1,215,011	–
Consumer Staples	1,559,507	233,092	1,326,415	–
Energy	526,852	58,460	468,392	–
Financials	3,270,373	575,498	2,694,875	–
Health Care	118,263	–	118,263	–
Industrials	612,701	–	612,701	–
Information Technology	1,735,698	–	1,735,698	–
Materials	1,343,976	485,138	858,838	–
Real Estate	463,278	–	463,278	–

Preferred Stock
Information Technology	783,405	–	783,405	–

Subtotal Investments in Securities	$12,653,316	$1,964,748	$10,688,568	$–

Other Investments *	Total
Short-Term Investments	81,631
Collateral Held for Securities Loaned	110,800

Subtotal Other Investments	$192,431

Total Investments at Value	$12,845,747

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$289	$4,634	$4,841	8	$82	0.6%
Total Affiliated Short-Term Investments	289				82	0.6
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	1,262	1,151	111	111	0.9
Total Collateral Held for Securities Loaned	–				111	0.9
Total Value	$289				$193

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 -10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$0	$5
Total Income from Affiliated Investments				$5
Cash Management Trust- Collateral Investment	–	–	–	0
Total Affiliated Income from Securities Loaned, Net				$0
Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value	% of Net Assets
Australia (4.8%)
314,559	Australia and New Zealand Banking Group, Ltd.	$5,789,982	0.7%
27,956	CSL, Ltd.	3,732,047	0.5%
1,834,068	Medibank Private, Ltd.	3,636,530	0.5%
	Other Securities^	25,958,680	3.1%

	Total	39,117,239

Austria (0.8%)
60,123	OMV AG	3,338,767	0.4%
	Other Securities^	2,881,114	0.4%

	Total	6,219,881

Belgium (0.1%)
	Other Securities^	954,503	0.1%

	Total	954,503

Brazil (1.7%)
408,046	Banco Bradesco SA ADR	3,741,785	0.4%
224,696	Vale SA ADR	3,392,910	0.4%
	Other Securities^	6,881,629	0.9%

	Total	14,016,324

Canada (2.1%)
39,948	Canadian National Railway Company	3,415,054	0.4%
	Other Securities^	13,947,853	1.7%

	Total	17,362,907

Cayman Islands (1.8%)
183,300	Tencent Holdings, Ltd.	6,279,723	0.8%
	Other Securities^	8,177,283	1.0%

	Total	14,457,006

Chile (0.3%)
	Other Securities^	2,200,035	0.3%

	Total	2,200,035

China (1.5%)
	Other Securities^	12,266,122	1.5%

	Total	12,266,122

Denmark (1.8%)
175,241	Novo Nordisk AS	7,568,055	0.9%
	Other Securities^	7,423,456	0.9%

	Total	14,991,511

Faroe Islands (0.1%)
	Other Securities^	570,675	0.1%

	Total	570,675

Finland (1.5%)
239,832	UPM-Kymmene Oyj	7,710,258	1.0%
	Other Securities^	4,317,660	0.5%

	Total	12,027,918

France (5.0%)
26,382	Capgemini SA	3,221,351	0.4%
14,090	LVMH Moet Hennessy Louis Vuitton SE	4,274,960	0.5%
29,343	Safran SA	3,791,912	0.5%
	Other Securities^	29,678,361	3.6%

	Total	40,966,584

Germany (4.3%)
24,141	Allianz SE	5,029,025	0.6%
52,436	BASF SE	4,023,841	0.5%
24,362	Hannover Rueckversicherung SE	3,276,204	0.4%
	Other Securities^	22,803,425	2.8%

	Total	35,132,495

Hong Kong (1.2%)
	Other Securities^	9,451,116	1.2%

	Total	9,451,116

Hungary (0.1%)
	Other Securities^	468,418	0.1%

	Total	468,418

India (1.8%)
157,848	Housing Development Finance Corporation	3,776,284	0.5%
	Other Securities^	11,266,830	1.3%

	Total	15,043,114

Indonesia (0.8%)
	Other Securities^	6,289,180	0.8%

	Total	6,289,180

Ireland (0.3%)
	Other Securities^	2,417,015	0.3%

	Total	2,417,015

Isle of Man (0.2%)
	Other Securities^	1,412,586	0.2%

	Total	1,412,586

Israel (0.3%)
	Other Securities^	2,176,229	0.3%

	Total	2,176,229

Italy (1.9%)
	Other Securities^	15,382,631	1.9%

	Total	15,382,631

Japan (19.8%)
32,800	Daito Trust Construction Company, Ltd.	4,324,299	0.5%
253,400	Honda Motor Company, Ltd.	7,233,438	0.9%
284,500	Japan Tobacco, Inc.	7,310,321	0.9%
6,900	Keyence Corporation	3,370,787	0.4%
2,189,600	Mizuho Financial Group, Inc.	3,760,339	0.5%
192,200	Nippon Steel & Sumitomo Metal Corporation	3,545,354	0.4%
829,978	Nissan Motor Company, Ltd.	7,550,943	0.9%
183,500	Osaka Gas Company, Ltd.	3,355,481	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value	% of Net Assets
Japan (19.8%) - continued
330,200	Sekisui House, Ltd.	$4,846,354	0.6%
50,100	SoftBank Group Corporation	3,964,855	0.5%
65,800	Sony Corporation	3,560,882	0.5%
388,500	Sumitomo Electric Industries, Ltd.	5,298,204	0.7%
	Other Securities^	103,742,563	12.6%

	Total	161,863,820

Jersey (<0.1%)
	Other Securities^	302,600	<0.1%

	Total	302,600

Luxembourg (0.2%)
	Other Securities^	1,561,812	0.2%

	Total	1,561,812

Malaysia (0.2%)
	Other Securities^	1,585,315	0.2%

	Total	1,585,315

Mexico (0.7%)
	Other Securities^	5,670,170	0.7%

	Total	5,670,170

Netherlands (2.8%)
119,610	Unilever NV	6,427,209	0.8%
	Other Securities^	16,539,508	2.0%

	Total	22,966,717

New Zealand (<0.1%)
	Other Securities^	263,799	<0.1%

	Total	263,799

Norway (2.1%)
325,027	DnB ASA	5,872,068	0.7%
248,636	Telenor ASA	4,558,832	0.6%
	Other Securities^	6,508,289	0.8%

	Total	16,939,189

Philippines (0.5%)
	Other Securities^	4,170,963	0.5%

	Total	4,170,963

Poland (0.1%)
	Other Securities^	951,399	0.1%

	Total	951,399

Portugal (0.2%)
	Other Securities^	1,703,970	0.2%

	Total	1,703,970

Russia (0.4%)
	Other Securities^	3,164,142	0.4%

	Total	3,164,142

Singapore (0.4%)
	Other Securities^	3,665,344	0.4%

	Total	3,665,344

South Africa (0.5%)
	Other Securities^	4,040,222	0.5%

	Total	4,040,222

South Korea (0.4%)
	Other Securities^	3,619,628	0.4%

	Total	3,619,628

Spain (2.7%)
107,288	ACS Actividades de Construccion y Servicios, SAa	4,016,998	0.5%
136,583	Enagas SA	3,621,270	0.4%
	Other Securities^	14,854,374	1.8%

	Total	22,492,642

Sweden (2.6%)
	Other Securities^	21,171,422	2.6%

	Total	21,171,422

Switzerland (5.8%)
10,268	Lonza Group AG	3,228,664	0.4%
86,458	Nestle SA	7,299,053	0.9%
59,226	Novartis AG	5,186,561	0.6%
52,735	Roche Holding AG	12,833,717	1.6%
5,839	Roche Holding AG-BR	1,421,548	0.2%
	Other Securities^	17,126,706	2.1%

	Total	47,096,249

Taiwan (0.7%)
764,362	Taiwan Semiconductor
	Manufacturing Company, Ltd.	5,738,358	0.7%

	Total	5,738,358

Thailand (0.4%)
	Other Securities^	3,057,383	0.4%

	Total	3,057,383

Turkey (0.1%)
	Other Securities^	1,198,303	0.1%

	Total	1,198,303

United Kingdom (12.9%)
258,590	BHP Billiton plc	5,158,533	0.6%
482,432	BP plc	3,484,955	0.4%
135,111	Diageo plc	4,670,993	0.6%
367,903	GlaxoSmithKline plc	7,125,459	0.9%
1,258,764	HSBC Holdings plc	10,359,128	1.3%
1,770,627	ITV plc	3,361,134	0.4%
135,930	Mondi plc	3,200,996	0.4%
66,627	Royal Dutch Shell plc, Class A	2,122,611	0.3%
245,856	Royal Dutch Shell plc, Class B	8,018,086	1.0%
74,531	Unilever plc	3,947,881	0.5%
	Other Securities^	54,221,587	6.5%

	Total	105,671,363

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value	% of Net Assets
	United States (0.4%)
	Other Securities^	$3,339,522	0.4%

	Total	3,339,522

	Total Common Stock (cost $717,933,814)	705,157,821

Principal Amount	Long-Term Fixed Income (9.0%)		% of Net Assets
	Albania (<0.1%)
	Other Securities^	191,683	< 0.1%

	Total	191,683

	Angola (0.1%)
	Other Securities^	759,232	0.1%

	Total	759,232

	Argentina (0.7%)
	Other Securities^	5,687,771	0.7%

	Total	5,687,771

	Azerbaijan (<0.1%)
	Other Securities^	122,928	< 0.1%

	Total	122,928

	Belize (<0.1%)
	Other Securities^	76,783	< 0.1%

	Total	76,783

	Bermuda (<0.1%)
	Other Securities^	446,738	< 0.1%

	Total	446,738

	Brazil (0.2%)
	Other Securities^	1,186,474	0.2%

	Total	1,186,474

	Cayman Islands (0.1%)
	Other Securities^	928,304	0.1%

	Total	928,304

	Chile (0.1%)
	Other Securities^	1,060,330	0.1%

	Total	1,060,330

	Colombia (0.1%)
	Other Securities^	896,529	0.1%

	Total	896,529

	Costa Rica (0.1%)
	Other Securities^	811,195	0.1%

	Total	811,195

	Dominican Republic (0.3%)
	Other Securities^	2,547,110	0.3%

	Total	2,547,110

	Ecuador (0.3%)
	Other Securities^	2,697,360	0.3%

	Total	2,697,360

	Egypt (0.1%)
	Other Securities^	1,105,774	0.1%

	Total	1,105,774

	El Salvador (<0.1%)
	Other Securities^	306,983	<0.1%

	Total	306,983

	France (<0.1%)
	Other Securities^	95,821	<0.1%

	Total	95,821

	Gabon (0.1%)
	Other Securities^	381,587	0.1%

	Total	381,587

	Guatemala (0.3%)
	Other Securities^	2,189,711	0.3%

	Total	2,189,711

	Honduras (0.1%)
	Other Securities^	742,985	0.1%

	Total	742,985

	India (0.1%)
	Other Securities^	1,355,153	0.1%

	Total	1,355,153

	Indonesia (0.7%)
	Other Securities^	5,521,095	0.7%

	Total	5,521,095

	Ireland (<0.1%)
	Other Securities^	206,448	<0.1%

	Total	206,448

	Isle of Man (<0.1%)
	Other Securities^	187,016	<0.1%

	Total	187,016

	Italy (0.1%)
	Other Securities^	710,535	0.1%

	Total	710,535

	Ivory Coast (0.1%)
	Other Securities^	416,574	0.1%

	Total	416,574

	Japan (<0.1%)
	Other Securities^	231,811	<0.1%

	Total	231,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (9.0%)	Value	% of Net Assets
	Kenya (0.1%)
	Other Securities^	$421,522	0.1%

	Total	421,522

	Kuwait (0.1%)
	Other Securities^	330,225	0.1%

	Total	330,225

	Lebanon (<0.1%)
	Other Securities^	56,816	< 0.1%

	Total	56,816

	Luxembourg (0.2%)
	Other Securities^	1,381,046	0.2%

	Total	1,381,046

	Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	989,903	0.1%

	Total	989,903

	Mauritius (0.1%)
	Other Securities^	558,474	0.1%

	Total	558,474

	Mexico (0.4%)
	Other Securities^	3,702,708	0.4%

	Total	3,702,708

	Netherlands (0.3%)
	Other Securities^	2,215,333	0.3%

	Total	2,215,333

	Nigeria (0.2%)
	Other Securities^	1,946,983	0.2%

	Total	1,946,983

	Oman (0.1%)
	Other Securities^	1,040,250	0.1%

	Total	1,040,250

	Pakistan (0.1%)
	Other Securities^	932,113	0.1%

	Total	932,113

	Panama (<0.1%)
	Other Securities^	236,175	< 0.1%

	Total	236,175

	Papua New Guinea (<0.1%)
	Other Securities^	198,250	< 0.1%

	Total	198,250

	Paraguay (0.2%)
	Other Securities^	1,891,803	0.2%

	Total	1,891,803

	Peru (0.1%)
	Other Securities^	827,204	0.1%

	Total	827,204

	Qatar (0.1%)
	Other Securities^	780,040	0.1%

	Total	780,040

	Romania (0.2%)
	Other Securities^	1,277,646	0.2%

	Total	1,277,646

	Russia (0.3%)
	Other Securities^	2,346,368	0.3%

	Total	2,346,368

	Senegal (<0.1%)
	Other Securities^	200,590	< 0.1%

	Total	200,590

	Singapore (<0.1%)
	Other Securities^	172,327	< 0.1%

	Total	172,327

	South Africa (0.4%)
	Other Securities^	2,800,352	0.4%

	Total	2,800,352

	South Korea (<0.1%)
	Other Securities^	193,541	< 0.1%

	Total	193,541

	Sri Lanka (0.4%)
	Other Securities^	2,727,470	0.4%

	Total	2,727,470

	Supranational (<0.1%)
	Other Securities^	198,460	< 0.1%

	Total	198,460

	Suriname (<0.1%)
	Other Securities^	275,100	< 0.1%

	Total	275,100

	Tunisia (<0.1%)
	Other Securities^	233,990	< 0.1%

	Total	233,990

	Turkey (0.7%)
	Other Securities^	5,566,613	0.7%

	Total	5,566,613

	Ukraine (0.4%)
	Other Securities^	2,884,148	0.4%

	Total	2,884,148

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (9.0%)	Value	% of Net Assets
United Arab Emirates (0.3%)
	Other Securities^	$2,010,694	0.3%

	Total	2,010,694

United States (0.2%)
	Other Securities^	1,342,912	0.2%

	Total	1,342,912

Uruguay (<0.1%)
	Other Securities^	166,950	<0.1%

	Total	166,950

Venezuela (0.2%)
	Other Securities^	1,574,237	0.2%

	Total	1,574,237

Virgin Islands, British (0.1%)
	Other Securities^	472,974	0.1%

	Total	472,974

Zambia (0.1%)
	Other Securities^	664,943	0.1%

	Total	664,943

	Total Long-Term Fixed Income (cost $81,286,698)	73,482,090

Shares	Preferred Stock (0.9%)		% of Net Assets
South Korea (0.9%)
223,270	Samsung Electronics Company, Ltd.	7,044,336	0.9%

	Total	7,044,336

	Total Preferred Stock (cost $4,079,764)	7,044,336

Shares	Collateral Held for Securities Loaned (0.3%)	Value	% of Net Assets
2,491,545	Thrivent Cash Management Trust	2,491,545	0.3%

	Total Collateral Held for Securities Loaned (cost $2,491,545)	2,491,545

Shares or Principal Amount	Short-Term Investments (3.1%)		% of Net Assets
	Federal Home Loan Bank Discount Notes
5,200,000	2.150%, 12/4/2018[b,c]	5,189,371	0.6%
	Thrivent Core Short-Term Reserve Fund
7,095,753	2.430%[c]	18,957,525	2.3%
	Other Securities^	1,243,944	0.2%

	Total Short-Term Investments ($25,391,420)	25,390,840

	Total Investments (cost $831,183,241) 99.6%	$813,566,632

	Other Assets and Liabilities, Net 0.4%	3,220,261

	Total Net Assets 100.0%	$816,786,893

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Partner Worldwide Allocation Fund held restricted securities as of October 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2018, the value of these investments was $2,052,181 or 0.3% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Fund as of October 31, 2018:

Securities Lending Transactions

Common Stock	$2,476,946

Total lending	$2,476,946
Gross amount payable upon return of collateral for securities loaned	$2,491,545

Net amounts due to counterparty	$14,599

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$65,577,165
Gross unrealized depreciation	(86,571,082)

Net unrealized appreciation (depreciation)	($20,993,917)

Cost for federal income tax purposes	$834,197,048

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services^	28,964,413	2,445,710	26,518,703	0
Consumer Discretionary	104,956,768	2,899,961	102,056,807	–
Consumer Staples	76,581,263	2,135,257	74,446,006	–
Energy	38,581,236	502,756	38,078,480	–
Financials	120,566,274	4,921,540	115,644,397	337
Health Care	70,722,711	1,280,830	69,441,881	–
Industrials	93,366,212	–	93,366,212	–
Information Technology	68,226,281	1,492,695	66,733,586	–
Materials	65,992,058	3,392,910	62,599,148	–
Real Estate	26,671,228	–	26,671,221	7
Utilities	10,529,377	–	10,529,377	–

Long-Term Fixed Income
Basic Materials	2,999,063	–	2,999,063	–
Capital Goods	228,947	–	228,947	–
Communications Services	2,806,130	–	2,806,130	–
Consumer Cyclical	380,557	–	380,557	–
Consumer Non-Cyclical	786,420	–	786,420	–
Energy	6,072,209	–	6,072,209	–
Financials	5,883,646	–	5,883,646	–
Foreign Government	51,423,474	–	51,423,474	–
Transportation	365,146	–	365,146	–
U.S. Municipals	458,569	–	458,569	–
Utilities	2,077,929	–	2,077,929	–

Preferred Stock
Information Technology	7,044,336	–	7,044,336	–
Short-Term Investments	6,433,315	–	6,433,315	–

Subtotal Investments in Securities	$792,117,562	$19,071,659	$773,045,559	$344

Other Investments *	Total

Short-Term Investments	18,957,525
Collateral Held for Securities Loaned	2,491,545

Subtotal Other Investments	$21,449,070

Total Investments at Value	$813,566,632

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	2,490,686	2,490,686	–	–
Foreign Currency Forward Contracts	671,031	–	671,031	–

Total Asset Derivatives	$3,161,717	$2,490,686	$671,031	$–

Liability Derivatives
Futures Contracts	3,520,904	3,520,904	–	–
Foreign Currency Forward Contracts	284,241	–	284,241	–

Total Liability Derivatives	$3,805,145	$3,520,904	$284,241	$–

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Partner Worldwide Allocation Fund’s foreign currency forward contracts held as of October 31, 2018.

Foreign Currency Forward Contracts
Currency to Receive	Counterparty	Contracts to Receive	Currency to Deliver	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Argentina Peso	MSC	8,381,465	USD	11/13/2018	$ 229,725	$ 8,122
Argentina Peso	MSC	2,476,776	USD	11/20/2018	67,290	4,026
Argentina Peso	MSC	3,364,976	USD	11/23/2018	91,074	2,382
Brazilian Real	MSC	4,242,936	USD	11/5/2018	1,139,594	14,629
Brazilian Real	MSC	1,232,996	USD	12/4/2018	330,315	(1,786)
Chilean Peso	MSC	37,047,960	USD	11/21/2018	53,266	(1,701)
Chinese Yuan Offshore	MSC	5,918,332	USD	12/19/2018	846,684	(6,171)
Chinese Yuan Offshore	MSC	879,701	USD	12/19/2018	125,851	(1,031)
Colombian Peso	MSC	865,025,531	USD	11/30/2018	268,697	(10,047)
Czech Republic Koruna	MSC	5,876,886	EUR	11/19/2018	256,851	(6,949)
Czech Republic Koruna	MSC	3,229,858	USD	12/19/2018	141,860	(3,958)
Czech Republic Koruna	MSC	6,247,447	EUR	12/19/2018	274,396	(5,696)
Euro	MSC	50,670	USD	11/21/2018	57,478	(788)
Euro	MSC	197,294	PLN	12/19/2018	224,430	(4,499)
Euro	MSC	836,107	HUF	12/19/2018	951,104	(16,085)
Euro	MSC	180,465	CZK	12/19/2018	205,286	(2,601)
Euro	MSC	227,339	RON	12/19/2018	258,607	(4,936)
Hungarian Forint	MSC	306,636,218	EUR	12/19/2018	1,075,221	(11,160)
Indian Rupee	MSC	8,459,727	USD	11/26/2018	114,055	51
Indonesian Rupiah	MSC	4,286,628,044	USD	11/5/2018	281,803	56
Indonesian Rupiah	MSC	7,401,146,155	USD	11/19/2018	485,738	881
Indonesian Rupiah	MSC	9,153,102,980	USD	12/5/2018	599,510	642
Mexican Peso	MSC	18,243,812	USD	12/19/2018	890,907	(47,687)
New Taiwan Dollar	MSC	9,641,411	USD	12/14/2018	312,659	(1,223)
Polish Zloty	MSC	244,725	USD	12/19/2018	63,903	(2,190)
Polish Zloty	MSC	2,346,308	EUR	12/19/2018	612,673	(21,862)
Russian Ruble	MSC	94,599,407	USD	11/21/2018	1,432,389	27,096
Singapore Dollar	MSC	527,553	USD	12/19/2018	381,370	(3,615)
Singapore Dollar	MSC	174,198	USD	12/19/2018	125,928	(954)
South African Rand	MSC	7,053,687	USD	12/19/2018	475,321	(3,309)
South Korean Won	MSC	157,082,588	USD	11/13/2018	137,938	(84)
South Korean Won	MSC	207,552,096	USD	11/19/2018	182,313	(503)
Turkish Lira	MSC	3,534,228	USD	12/19/2018	614,434	54,761
Total					$13,308,670	($46,189)

Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real	MSC	4,242,936	USD	11/5/2018	$1,139,593	($32,223)
Brazilian Real	MSC	256,897	USD	12/4/2018	68,822	1,350
Chilean Peso	MSC	48,669,059	USD	11/21/2018	69,974	653
Chinese Yuan Offshore	MSC	20,235,463	USD	12/19/2018	2,894,906	37,796
Czech Republic Koruna	MSC	4,656,441	EUR	12/19/2018	204,517	3,370
Euro	MSC	227,339	CZK	11/19/2018	257,848	5,952
Euro	MSC	6,814,661	USD	11/21/2018	7,730,298	253,833
Euro	MSC	542,473	PLN	12/19/2018	617,084	17,451
Euro	MSC	1,016,460	USD	12/19/2018	1,156,264	38,461
Euro	MSC	933,842	HUF	12/19/2018	1,062,282	24,099
Euro	MSC	242,000	CZK	12/19/2018	275,285	4,807
Hungarian Forint	MSC	270,973,498	EUR	12/19/2018	950,168	17,021
Indian Rupee	MSC	87,997,467	USD	11/26/2018	1,186,392	2,339
Indonesian Rupiah	MSC	4,286,628,045	USD	11/5/2018	281,803	(3,126)
Indonesian Rupiah	MSC	2,154,906,649	USD	11/19/2018	141,427	(29)
Mexican Peso	MSC	10,678,765	USD	11/16/2018	524,374	35,384
Mexican Peso	MSC	13,471,592	USD	12/19/2018	657,864	46,360
New Taiwan Dollar	MSC	28,221,785	USD	12/14/2018	915,200	5,382
Philippines Peso	MSC	22,354,830	USD	11/13/2018	417,640	(4,537)
Polish Zloty	MSC	849,476	EUR	12/19/2018	221,817	7,112
Polish Zloty	MSC	515,702	USD	12/19/2018	134,661	5,285
Romanian New Leu	MSC	1,068,676	EUR	12/19/2018	259,601	3,942
Russian Ruble	MSC	130,374,398	USD	11/21/2018	1,974,084	(25,124)
Singapore Dollar	MSC	1,004,016	USD	12/19/2018	725,807	4,462
South African Rand	MSC	8,493,747	USD	12/19/2018	572,361	3,168

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

Foreign Currency Forward Contracts
Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
South African Rand	MSC	9,888,661	USD	1/15/2019	$663,908	$20,305
South Korean Won	MSC	580,630,980	USD	11/13/2018	509,866	1,787
South Korean Won	MSC	254,008,291	USD	11/19/2018	223,119	1,799
South Korean Won	MSC	311,626,916	USD	12/19/2018	274,130	(1,089)
Turkish Lira	MSC	357,097	USD	11/19/2018	63,190	(444)
Turkish Lira	MSC	2,640,202	USD	12/19/2018	459,004	(42,567)
Total					$26,633,289	$432,979
Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward Contracts						$386,790

Counterparty:

MSC	-	Morgan Stanley & Company

Currency:
CNH	-	Chinese Yuan Offshore
CZK	-	Czech Republic Koruna
EUR	-	Euro
HUF	-	Hungarian Forint
PLN	-	Polish Zloty
RON	-	Romanian New Leu
SGD	-	Singapore Dollar
USD	-	United States Dollar

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table presents Partner Worldwide Allocation Fund’s futures contracts held as of October 31, 2018. Investments and/or cash totaling $6,367,296 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	7	December 2018	$ 832,560	($3,497)
CBOT 2-Yr. U.S. Treasury Note	46	December 2018	9,706,297	(16,109)
CBOT 5-Yr. U.S. Treasury Note	59	December 2018	6,645,782	(15,197)
CBOT U.S. Long Bond	22	December 2018	3,141,301	(102,551)
CME Ultra Long Term U.S. Treasury Bond	31	December 2018	4,851,264	(225,483)
Eurex Euro STOXX 50 Index	25	December 2018	944,876	(44,424)
FTSE 100 Index	5	December 2018	464,248	(11,573)
ICE mini MSCI EAFE Index	447	December 2018	43,580,386	(3,071,011)
SFE S&P ASX Share Price Index 200	2	December 2018	218,126	(12,833)
SGX MSCI Singapore Index	2	November 2018	48,824	701
TSE Tokyo Price Index	4	December 2018	593,315	(11,581)
Total Futures Long Contracts			$71,026,979	($3,513,558)
CME 3 Month Eurodollar	(14)	December 2019	($3,395,087)	$ 7,262
CME 3 Month Eurodollar	(13)	December 2020	(3,144,446)	(1,392)
CME 3 Month Eurodollar	(5)	June 2019	(1,214,071)	2,070
Eurex 10-Yr. Euro BUND	(14)	December 2018	(2,540,019)	(909)
Eurex 2-Yr. Euro SCHATZ	(2)	December 2018	(253,576)	(91)
Eurex 30-Yr. Euro BUXL	(2)	December 2018	(396,295)	(4,253)
Eurex 5-Yr. Euro BOBL	(20)	December 2018	(2,982,348)	4,854
ICE US mini MSCI Emerging Markets Index	(839)	December 2018	(42,598,174)	2,464,609
Ultra 10-Yr. U.S. Treasury Note	(4)	December 2018	(511,627)	11,190
Total Futures Short Contracts			($57,035,643)	$ 2,483,340
Total Futures Contracts			$13,991,336	($1,030,218)

Reference Description:
ASX	-	Australian Securities Exchange
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
FTSE	-	Financial Times Stock Exchange
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s
SFE	-	Sydney Futures Exchange
SGX	-	Singapore Stock Exchange
TSE	-	Tokyo Stock Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2018, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	$25,376
Total Interest Rate Contracts		25,376

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	2,465,310
Total Equity Contracts		2,465,310

Foreign Exchange Contracts
Forward Contracts	Net Assets - Accumulated undistributed earnings/(loss)	671,031
Total Foreign Exchange Contracts		671,031

Total Asset Derivatives		$3,161,717

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	369,482
Total Interest Rate Contracts		369,482

Equity Contracts
Futures*	Net Assets - Accumulated undistributed earnings/(loss)	3,151,422
Total Equity Contracts		3,151,422

Foreign Exchange Contracts
Forward Contracts	Net Assets - Accumulated undistributed earnings/(loss)	284,241
Total Foreign Exchange Contracts		284,241

Total Liability Derivatives		$3,805,145

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2018, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(643,541)
Total Interest Rate Contracts		(643,541)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	569,161
Total Equity Contracts		569,161

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(316,926)
Total Foreign Exchange Contracts		(316,926)

Total		($391,306)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2018

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2018, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(230,724)
Total Interest Rate Contracts		(230,724)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(843,606)
Total Equity Contracts		(843,606)

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	241,379
Total Foreign Exchange Contracts		241,379

Total		($832,951)

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$20,477,857
Futures - Short	(14,139,053)
Interest Rate Contracts
Futures - Long	20,099,852
Futures - Short	(16,023,798)
Foreign Exchange Contracts
Contracts Purchased	41,732,949
Contracts Sold	(48,067,376)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$11,779	$232,529	$225,350	1,896	$18,958	2.3%
Total Affiliated Short-Term Investments	11,779				18,958	2.3
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	31,936	29,444	2,492	2,492	0.3
Total Collateral Held for Securities Loaned	–				2,492	0.3
Total Value	$11,779				$21,450

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$0	$275
Total Income from Affiliated Investments				$275
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	82
Total Affiliated Income from Securities Loaned, Net				$82
Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (94.3%)	Value
Communications Services (0.7%)
3,893	ORBCOMM, Inc.[a]	$37,100

	Total	37,100

Consumer Discretionary (15.4%)
379	Bright Horizons Family Solutions, Inc.[a]	43,551
581	Burlington Stores, Inc.[a]	99,636
445	Children’s Place, Inc.	66,483
1,732	Core-Mark Holding Company, Inc.	66,526
1,992	Duluth Holdings, Inc.[a]	61,214
778	Five Below, Inc.[a]	88,552
717	G-III Apparel Group, Ltd.[a]	28,580
1,363	Habit Restaurants, Inc.[a]	17,310
1,751	Nutrisystem, Inc.	62,266
494	Oxford Industries, Inc.	43,956
1,459	Planet Fitness, Inc.[a]	71,622
818	Six Flags Entertainment Corporation	44,057
241	Vail Resorts, Inc.	60,568
731	Wingstop, Inc.	45,775

	Total	800,096

Consumer Staples (1.6%)
535	Casey’s General Stores, Inc.	67,469
284	e.l.f. Beauty, Inc.[a]	3,013
189	MGP Ingredients, Inc.	13,451

	Total	83,933

Energy (2.8%)
3,151	Callon Petroleum Company[a]	31,415
1,286	Nine Energy Service, Inc.[a]	47,621
625	Parsley Energy, Inc.[a]	14,638
1,170	Talos Energy, Inc.[a]	30,490
2,224	Transocean, Ltd.[a]	24,486

	Total	148,650

Financials (10.5%)
641	Ameris Bancorp	27,493
748	Axos Financial, Inc.[a]	22,709
943	Descartes Systems Group, Inc.[a]	28,847
1,117	Essent Group, Ltd.[a]	44,032
1,435	Hamilton Lane, Inc.	55,075
335	Interactive Brokers Group, Inc.	16,552
2,201	Investment Technology Group, Inc.	60,484
261	MarketAxess Holdings, Inc.	54,724
692	PacWest Bancorp	28,109
1,596	Santander Consumer USA Holdings Inc.	29,925
1,329	Seacoast Banking Corporation of Florida[a]	34,966
6,215	SLM Corporation[a]	63,020
710	Stifel Financial Corporation	32,461
143	SVB Financial Group[a]	33,924
288	Western Alliance Bancorp[a]	13,893

	Total	546,214

Health Care (19.5%)
63	ABIOMED, Inc.[a]	21,496
646	Aerie Pharmaceuticals, Inc.[a]	34,354
343	Arena Pharmaceuticals, Inc.[a]	12,231
856	Cardiovascular Systems, Inc.[a]	24,011
1,225	Catalent, Inc.[a]	49,416
624	Concert Pharmaceuticals, Inc.[a]	9,310
1,222	Evolent Health, Inc.[a]	27,128
3,015	GenMark Diagnostics, Inc.[a]	16,070
1,526	Halozyme Therapeutics, Inc.[a]	23,699
719	Immunomedics, Inc.[a]	16,199
329	Inogen, Inc.[a]	62,369
996	Intersect ENT, Inc.[a]	27,948
276	Intra-Cellular Therapies, Inc.[a]	4,686
813	LHC Group, Inc.[a]	74,333
819	Merit Medical Systems, Inc.[a]	46,781
1,281	Natera, Inc.[a]	28,131
452	Neurocrine Biosciences, Inc.[a]	48,432
1,004	Nevro Corporation[a]	48,955
827	Novocure, Ltd.[a]	27,407
1,087	NuVasive, Inc.[a]	61,057
3,181	Optinose, Inc.[a]	33,655
520	Ra Medical Systems, Inc.[a]	5,564
158	Sage Therapeutics, Inc.[a]	20,331
2,108	Tactile Systems Technology, Inc.[a]	138,032
319	Teleflex, Inc.	76,796
830	Veeva Systems, Inc.[a]	75,820

	Total	1,014,211

Industrials (15.7%)
1,415	Aerojet Rocketdyne Holdings, Inc.[a]	49,978
676	ASGN, Inc.[a]	45,346
1,809	Casella Waste Systems, Inc.[a]	58,901
617	Dycom Industries, Inc.[a]	41,882
430	Granite Construction, Inc.	19,660
1,429	Healthcare Services Group, Inc.	58,003
1,086	Heico Corporation	91,039
384	Kirby Corporation[a]	27,625
1,228	Mercury Systems, Inc.[a]	57,544
2,915	MRC Global, Inc.[a]	46,145
950	Ritchie Brothers Auctioneers, Inc.	31,930
1,193	SiteOne Landscape Supply, Inc.[a]	81,172
2,619	TPI Composites, Inc.[a]	66,156
91	Valmont Industries, Inc.	11,312
1,126	WageWorks, Inc.[a]	44,826
213	Watsco, Inc.	31,562
1,751	Willdan Group, Inc.[a]	52,880

	Total	815,961

Information Technology (27.8%)
353	2U, Inc.[a]	22,207
534	Ambarella, Inc.[a]	18,573
180	Arista Networks, Inc.[a]	41,463
2,079	Blackline, Inc.[a]	96,424
493	CEVA, Inc.[a]	12,148
580	Cognex Corporation	24,847
1,676	Dolby Laboratories, Inc.	115,326
391	Envestnet, Inc.[a]	20,340
1,073	Guidewire Software, Inc.[a]	95,465
1,266	M/A-COM Technology Solutions Holdings, Inc.[a]	17,813
1,294	Monolithic Power Systems, Inc.	152,847
1,307	New Relic, Inc.[a]	116,650
450	Novanta, Inc.[a]	26,194
1,410	Proofpoint, Inc.[a]	128,239
1,840	Q2 Holdings, Inc.[a]	97,943
4,444	Quantenna Communications, Inc.[a]	79,814
502	Rogers Corporation[a]	61,776
2,104	SailPoint Technologies Holdings, Inc.[a]	54,788
5,438	Sequans Communications SA ADR[a]	5,710
472	SS&C Technologies Holdings, Inc.	24,148
413	Tyler Technologies, Inc.[a]	87,416
99	Ultimate Software Group, Inc.[a]	26,396
315	Universal Display Corporation	38,748
1,132	Virtusa Corporation[a]	56,136
1,189	Zuora, Inc.[a]	24,279

	Total	1,445,690

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (94.3%)	Value
Real Estate (0.3%)
280	CyrusOne,Inc.	$14,904

	Total	14,904

	Total Common Stock (cost $4,665,617)	4,906,759

Shares	Registered Investment Companies (2.0%)	Value
Equity Funds/Exchange Traded Funds (2.0%)
78	iShares Russell 2000 Growth Index Fund	14,655
1,143	SPDR S&P Biotech ETF	90,423

	Total	105,078

	Total Registered Investment Companies (cost $121,649)	105,078

Shares or Principal Amount	Short-Term Investments (3.0%)	Value
	Thrivent Core Short-Term Reserve Fund
15,778	2.430%	157,784

	Total Short-Term Investments (cost $157,784 )	157,784

	Total Investments (cost $4,945,050) 99.3%	$5,169,621

	Other Assets and Liabilities, Net 0.7%	34,311

	Total Net Assets 100.0%	$5,203,932

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$549,672
Gross unrealized depreciation	(341,182)

Net unrealized appreciation (depreciation)	$208,490

Cost for federal income tax purposes	$4,961,131

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	37,100	37,100	–	–
Consumer Discretionary	800,096	800,096	–	–
Consumer Staples	83,933	83,933	–	–
Energy	148,650	148,650	–	–
Financials	546,214	546,214	–	–
Health Care	1,014,211	1,014,211	–	–
Industrials	815,961	815,961	–	–
Information Technology	1,445,690	1,445,690	–	–
Real Estate	14,904	14,904	–	–
Registered Investment Companies
Equity Funds/Exchange Traded Funds	105,078	105,078	–	–

Subtotal Investments in Securities	$5,011,837	$5,011,837	$–	$–

Other Investments *	Total

Short-Term Investments	157,784

Subtotal Other Investments	$ 157,784

Total Investments at Value	$5,169,621

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Growth Fund, is as follows:

Fund	Value 2/28/2018 (inception)	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$3,635	$3,477	16	$158	3.0%

Total Affiliated Short-Term Investments	–				158	3.0

Total Value	$–				$158

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 2/28/2018 - 10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$–	$3

Total Income from Affiliated Investments				$3

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (97.1%)	Value
Consumer Discretionary (10.1%)
113,241	Children’s Place, Inc.	$16,918,205
234,204	Core-Mark Holding Company, Inc.	8,995,776
498,899	Crocs, Inc.[a]	10,247,386
87,440	G-III Apparel Group, Ltd.[a]	3,485,358
263,373	Michaels Companies, Inc.[a]	4,174,462
260,372	Nutrisystem, Inc.	9,258,828
55,573	Oxford Industries, Inc.	4,944,886
31,151	Stamps.com, Inc.[a]	6,297,798
136,459	Zumiez, Inc.[a]	3,174,036

	Total	67,496,735

Consumer Staples (6.5%)
71,502	Casey’s General Stores, Inc.	9,017,117
704,314	Cott Corporation	10,592,883
265,648	Hain Celestial Group, Inc.[a]	6,609,322
74,400	John B. Sanfilippo & Son, Inc.	4,691,664
563,340	SunOpta, Inc.[a]	4,179,983
192,924	Turning Point Brands, Inc.	7,929,176

	Total	43,020,145

Energy (4.3%)
655,177	Callon Petroleum Company[a]	6,532,115
222,982	Nine Energy Service, Inc.[a]	8,257,023
116,500	Talos Energy, Inc.[a]	3,035,990
963,451	Transocean, Ltd.[a,b]	10,607,596

	Total	28,432,724

Financials (22.4%)
123,823	Argo Group International Holdings, Ltd.	7,628,735
285,648	Assured Guaranty, Ltd.	11,420,207
252,961	BancorpSouth Bank	7,259,981
51,592	BOK Financial Corporation	4,422,982
163,299	First Interstate BancSystem, Inc.	6,770,376
132,793	Hamilton Lane, Inc.	5,096,595
201,372	Hancock Whitney Corporation	8,449,569
567,570	Heritage Commerce Corporation	8,235,441
123,979	Horace Mann Educators Corporation	4,869,895
127,177	Houlihan Lokey, Inc.	5,237,149
114,467	IBERIABANK Corporation	8,526,647
359,486	Investment Technology Group, Inc.	9,878,675
121,791	Kemper Corporation	9,157,465
52,822	National Bank Holdings Corporation	1,783,271
365,626	PCSB Financial Corporation	6,844,519
85,186	Primerica, Inc.	9,348,312
279,995	Santander Consumer USA Holdings Inc.	5,249,906
273,179	Seacoast Banking Corporation of Florida[a]	7,187,339
114,091	State Auto Financial Corporation	3,626,953
89,880	Stifel Financial Corporation	4,109,314
258,389	Synovus Financial Corporation	9,705,091
158,910	United Community Banks, Inc.	3,952,092

	Total	148,760,514

Health Care (13.2%)
169,734	Catalent, Inc.[a]	6,847,070
212,424	Halozyme Therapeutics, Inc.[a]	3,298,945
34,094	Heska Corporation[a]	3,416,901
111,008	LHC Group, Inc.[a]	10,149,461
178,077	Myriad Genetics, Inc.[a]	8,018,807
33,236	Neurocrine Biosciences, Inc.[a]	3,561,237
108,881	NuVasive, Inc.[a]	6,115,846
206,357	Omnicell, Inc.[a]	14,589,440
254,925	Optinose, Inc.[a,b]	2,697,107
95,198	PerkinElmer, Inc.	8,232,723
205,437	Syneos Health, Inc.[a]	9,374,090
28,865	Teleflex, Inc.	6,948,960
42,370	West Pharmaceutical Services, Inc.	4,487,830

	Total	87,738,417

Industrials (17.5%)
68,132	AGCO Corporation	3,818,117
56,375	BWX Technologies, Inc.	3,295,683
38,464	Curtiss-Wright Corporation	4,210,269
154,888	Encore Wire Corporation	6,846,050
894,117	Euronav NV	8,225,876
95,513	Genesee & Wyoming, Inc.[a]	7,567,495
54,937	Granite Construction, Inc.	2,511,720
592,962	KeyW Holding Corporation[a,b]	4,642,892
25,378	Kirby Corporation[a]	1,825,693
75,587	Lindsay Corporation	7,227,629
704,256	MRC Global, Inc.[a]	11,148,372
703,209	Nexeo Solutions, Inc.[a]	7,348,534
101,959	Oshkosh Corporation	5,723,978
452,050	Primoris Services Corporation	9,569,899
72,735	Raven Industries, Inc.	3,162,518
159,397	Terex Corporation	5,322,266
53,341	TransUnion	3,507,171
271,260	Univar, Inc.[a]	6,678,421
42,192	Valmont Industries, Inc.	5,244,888
107,961	Waste Connections, Inc.	8,252,539

	Total	116,130,010

Information Technology (14.3%)
29,897	Arista Networks, Inc.[a]	6,886,774
81,345	Belden, Inc.	4,396,697
81,298	Blackline, Inc.[a]	3,770,601
62,314	Booz Allen Hamilton Holding Corporation	3,087,036
268,509	Ciena Corporation[a]	8,393,591
208,568	Dolby Laboratories, Inc.	14,351,564
61,294	Guidewire Software, Inc.[a]	5,453,327
144,748	M/A-COM Technology Solutions Holdings, Inc.[a,b]	2,036,604
215,937	National Instruments Corporation	10,574,435
61,678	Pegasystems, Inc.	3,301,007
176,821	Plexus Corporation[a]	10,326,346
32,605	Q2 Holdings, Inc.[a]	1,735,564
39,881	Rogers Corporation[a]	4,907,756
159,893	SailPoint Technologies Holdings, Inc.[a]	4,163,614
236,290	Virtusa Corporation[a]	11,717,621

	Total	95,102,537

Materials (4.0%)
42,037	Balchem Corporation	3,936,765
139,365	Scotts Miracle-Gro Company	9,301,220
159,385	Sensient Technologies Corporation	10,337,711
45,989	United States Lime & Minerals, Inc.	3,449,635

	Total	27,025,331

Real Estate (2.4%)
41,243	Americold Realty Trust	1,020,764
330,810	Cousins Properties, Inc.	2,749,031
66,062	CyrusOne, Inc.	3,516,481
176,983	Physicians Realty Trust	2,934,378

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (97.1%)	Value
Real Estate (2.4%) - continued
160,319	Terreno Realty Corporation	$6,000,740

	Total	16,221,394

Utilities (2.4%)
115,423	MDU Resources Group, Inc.	2,880,958
81,405	New Jersey Resources Corporation	3,671,366
138,539	PNM Resources, Inc.	5,321,283
53,016	Southwest Gas Holdings, Inc.	4,096,546

	Total	15,970,153

	Total Common Stock (cost $548,839,720)	645,897,960

Shares	Registered Investment Companies (2.2%)	Value
Equity Funds/Exchange Traded Funds (2.2%)
28,263	iShares Russell 2000 Value Index Fund	3,424,063
111,365	SPDR S&P Retail ETF[b]	5,249,746
80,685	Vanguard REIT ETF	6,319,249

	Total	14,993,058

	Total Registered Investment Companies (cost $15,836,104)	14,993,058

Shares	Collateral Held for Securities Loaned (3.0%)	Value
19,754,035	Thrivent Cash Management Trust	19,754,035

	Total Collateral Held for Securities Loaned (cost $19,754,035)	19,754,035

Shares or Principal Amount	Short-Term Investments (0.8%)	Value
	Thrivent Core Short-Term Reserve Fund
511,329	2.430%	5,113,292

	Total Short-Term Investments (cost $5,113,292)	5,113,292

	Total Investments (cost $589,543,151) 103.1%	$685,758,345

	Other Assets and Liabilities, Net (3.1%)	(20,930,889)

	Total Net Assets 100.0%	$664,827,456

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$19,282,807

Total lending	$19,282,807
Gross amount payable upon return of collateral for securities loaned	$19,754,035

Net amounts due to counterparty	$ 471,228

Definitions:

ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$122,611,898
Gross unrealized depreciation	(26,593,832)

Net unrealized appreciation (depreciation)	$ 96,018,066

Cost for federal income tax purposes	$589,740,279

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2018, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	67,496,735	67,496,735	–	–
Consumer Staples	43,020,145	43,020,145	–	–
Energy	28,432,724	28,432,724	–	–
Financials	148,760,514	148,760,514	–	–
Health Care	87,738,417	87,738,417	–	–
Industrials	116,130,010	116,130,010	–	–
Information Technology	95,102,537	95,102,537	–	–
Materials	27,025,331	27,025,331	–	–
Real Estate	16,221,394	16,221,394	–	–
Utilities	15,970,153	15,970,153	–	–
Registered Investment Companies
Equity Funds/Exchange Traded Funds	14,993,058	14,993,058	–	–

Subtotal Investments in Securities	$660,891,018	$660,891,018	$–	$–

Other Investments *	Total

Short-Term Investments	5,113,292
Collateral Held for Securities Loaned	19,754,035

Subtotal Other Investments	$ 24,867,327

Total Investments at Value	$685,758,345

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 10/31/2018	Value 10/31/2018	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$ 4,653	$179,602	$179,142	511	$ 5,113	0.8%
Total Affiliated Short-Term Investments	4,653				5,113	0.8
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	41,758	272,041	294,045	19,754	19,754	3.0
Total Collateral Held for Securities Loaned	41,758				19,754	3.0
Total Value	$46,411				$24,867

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 -10/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.430%	$–	$–	$0	$284
Total Income from Affiliated Investments				$284
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	140
Total Affiliated Income from Securities Loaned, Net				$140
Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

(This page intentionally left blank)

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2018	Aggressive Allocation Fund		Balanced Income Plus Fund		Government Bond Fund	High Income Municipal Bond Fund
Assets
Investments at cost	$1,079,519,452		$394,515,803		$66,334,625	$6,645,073
Investments in unaffiliated securities at value (#)	528,509,427		326,894,860		56,364,575	6,542,034
Investments in affiliated securities at value	729,333,404		67,629,486		8,971,143	–
Cash	4,138	(a)	16,897	(b)	–	49,374
Dividends and interest receivable	768,952		1,092,686		292,516	84,357
Prepaid expenses	7,045		2,550		6,121	10,305
Prepaid trustee fees	3,848		1,645		1,091	1,091
Receivable for:
Investments sold	3,405,202		2,416,382		–	–
Investments sold on a delayed delivery basis	651,074		1,372,465		208,719	–
Fund shares sold	269,521		328,603		14,296	1,601
Expense reimbursements	262,190		–		2,799	14,535
Variation margin on open future contracts	3,815,429		10,749		25,750	6,809
Total Assets	1,267,030,230		399,766,323		65,887,010	6,710,106

Liabilities
Distributions payable	–		–		535	6,073
Accrued expenses	82,623		52,374		17,160	16,293
Cash overdraft	–		–		–	–
Payable for:
Investments purchased	3,248,650		2,066,583		–	–
Investments purchased on a delayed delivery basis	16,991,440		28,178,755		8,576,429	54,738
Return of collateral for securities loaned	9,152,537		2,305,594		–	–
Fund shares redeemed	949,878		212,842		10,872	4,768
Variation margin on open future contracts	2,342,349		61,231		8,000	–
Investment advisory fees	839,160		184,144		20,712	2,889
Administrative fees	21,696		6,361		984	110
Distribution fees	208,355		56,459		567	–
Transfer agent fees	97,281		23,781		987	203
Trustee deferred compensation	49,648		75,174		18,542	865
Commitments and contingent liabilities^	–		–		–	–
Mortgage dollar roll deferred revenue	6,314		7,747		2,868	–
Total Liabilities	33,989,931		33,231,045		8,657,656	85,939

Net Assets
Capital stock (beneficial interest)	968,412,003		343,136,237		58,980,966	6,710,054
Distributable earnings/(accumulated loss)	264,628,296		23,399,041		(1,751,612)	(85,887)
Total Net Assets	$1,233,040,299		$366,535,278		$57,229,354	$6,624,167

Class A Share Capital	$ 896,604,725		$246,260,302		$4,941,544	$–
Shares of beneficial interest outstanding (Class A)	57,804,860		19,051,305		522,015	–
Net asset value per share	$ 15.51		$12.93		$9.47	$–
Maximum public offering price	$ 16.24		$13.54		$9.66	$–

Class S Share Capital	$ 336,435,574		$120,274,976		$52,287,810	$6,624,167
Shares of beneficial interest outstanding (Class S)	21,459,377		9,324,111		5,521,814	671,937
Net asset value per share	$ 15.68		$12.90		$9.47	$ 9.86
(#) Includes securities on loan of	8,979,336		2,213,626		–	–

(a)	Includes foreign currency holdings of $711 (cost $713).
(b)	Includes foreign currency holdings of $753 (cost $756).
(c)	Includes foreign currency holdings of $651 (cost $653).
(d)	Includes foreign currency holdings of $187 (cost $190).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Yield Fund	Income Fund	Large Cap Growth Fund	Large Cap Stock Fund		Large Cap Value Fund	Limited Maturity Bond Fund	Low Volatility Equity Fund

$801,793,166	$874,741,371	$703,984,753	$1,473,519,435		$792,411,783	$965,094,464	$10,590,468
697,942,328	791,423,354	979,190,011	1,677,160,683		1,033,995,380	895,689,084	10,750,811
79,736,324	59,821,217	25,026,249	111,276,103		30,679,011	59,152,095	1
–	15	4,009	651	(c)	–	7,902	–
11,439,167	7,541,131	189,297	3,650,072		1,220,223	4,280,773	24,842
13,035	14,744	13,886	11,768		4,254	18,839	3,519
3,314	3,701	5,004	8,863		5,176	4,179	1,091
3,134,771	689,624	17,565,216	7,069,705		7,117,961	1,629,463	–
–	1,302,148	–	–		–	10,273,209	–
380,288	159,812	406,819	510,676		507,372	1,077,839	–
–	–	5,246	–		–	–	10,702
–	139,969	–	2,057,240		–	265,062	6,120
792,649,227	861,095,715	1,022,405,737	1,801,745,761		1,073,529,377	972,398,445	10,797,086
654,188	174,593	–	–		–	55,179	–
67,382	69,479	57,096	127,752		60,504	81,224	18,584
–	–	–	–		–	–	49,229	(d)
3,548,854	5,640,935	17,585,937	6,804,330		7,135,794	2,073,971	–
12,202,963	38,847,269	–	–		–	42,348,809	–
53,926,806	8,347,519	–	22,091,756		1,804,350	–	–
971,891	580,577	270,706	651,005		287,094	1,618,343	3,426
–	81,250	–	1,021,680		–	57,000	–
253,358	250,093	678,033	930,208		447,226	241,108	5,810
12,527	13,960	17,843	31,483		18,883	15,878	184
100,164	68,274	55,864	349,803		53,251	33,943	–
33,675	24,504	33,962	117,056		26,330	34,497	1,189
132,727	145,378	100,747	504,971		129,121	123,210	880
–	–	–	–		–	–	–
–	13,562	–	–		–	8,222	–
71,904,535	54,257,393	18,800,188	32,630,044		9,962,553	46,691,384	79,302
772,763,959	834,640,227	609,968,822	1,321,164,858		724,528,948	940,301,054	10,309,957
(52,019,267)	(27,801,905)	393,636,727	447,950,859		339,037,876	(14,593,993)	407,827
$720,744,692	$806,838,322	$1,003,605,549	$1,769,115,717		$1,063,566,824	$925,707,061	$10,717,784
$437,367,354	$298,541,021	$237,778,668	$1,492,485,739		$227,110,849	$298,027,893	$–
94,397,446	34,295,873	21,045,629	56,130,042		9,999,213	24,220,199	–
$4.63	$8.70	$11.30	$26.59		$22.71	$12.30	$–
$4.85	$9.11	$11.83	$27.84		$23.78	$12.30	$–
$283,377,338	$508,297,301	$765,826,881	$276,629,978		$836,455,975	$627,679,168	$10,717,784
61,118,694	58,436,380	61,392,684	10,290,609		36,525,751	51,022,658	987,428
$4.64	$8.70	$12.47	$26.88		$22.90	$12.30	$10.85
52,051,436	8,056,513	–	20,843,498		1,623,915	–	–

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of October 31, 2018	Mid Cap Stock Fund	Moderate Allocation Fund		Moderately Aggressive Allocation Fund
Assets
Investments at cost	$1,535,087,730	$2,246,159,122		$2,485,028,661
Investments in unaffiliated securities at value (#)	1,735,263,625	1,232,407,410		1,206,868,980
Investments in affiliated securities at value	188,899,940	1,285,909,869		1,637,724,276
Cash	818	10,525	(a)	14,142	(b)
Initial margin deposit on open future contracts	–	–		–
Initial margin deposit on open currency contracts	–	–		–
Dividends and interest receivable	681,064	5,214,114		4,097,725
Prepaid expenses	4,147	11,458		7,923
Prepaid trustee fees	9,361	6,857		7,735
Receivable for:
Investments sold	27,860,299	6,536,567		6,574,638
Investments sold on a delayed delivery basis	–	6,354,485		4,401,262
Fund shares sold	2,890,752	954,338		626,975
Expense reimbursements	–	441,183		615,951
Variation margin on open future contracts	–	3,391,083		5,887,151
Unrealized gain on forward contracts	–	–		–
Total Assets	1,955,610,006	2,541,237,889		2,866,826,758

Liabilities
Distributions payable	–	–		–
Accrued expenses	127,649	107,692		141,779
Payable for:
Investments purchased	15,915,583	3,421,289		5,030,523
Investments purchased on a delayed delivery basis	–	207,428,081		135,889,891
Return of collateral for securities loaned	21,669,050	10,899,857		14,805,419
Foreign capital gain tax liability	–	–		–
Fund shares redeemed	345,977	1,113,244		450,739
Variation margin on open future contracts	–	2,706,678		3,794,331
Investment advisory fees	1,105,635	1,331,602		1,678,038
Administrative fees	33,294	40,378		47,399
Distribution fees	270,044	409,763		491,253
Transfer agent fees	102,693	123,745		182,787
Trustee deferred compensation	293,593	79,382		99,784
Unrealized loss on forward contracts	–	–		–
Commitments and contingent liabilities^	–	–		–
Mortgage dollar roll deferred revenue	–	73,331		47,830
Total Liabilities	39,863,518	227,735,042		162,659,773

Net Assets
Capital stock (beneficial interest)	1,332,029,137	1,998,596,390		2,237,274,592
Distributable earnings/(accumulated loss)	583,717,351	314,906,457		466,892,393
Total Net Assets	$1,915,746,488	$2,313,502,847		$2,704,166,985

Class A Share Capital	$1,171,777,006	$1,777,996,913		$2,123,349,328
Shares of beneficial interest outstanding (Class A)	47,124,261	132,962,534		145,265,366
Net asset value per share	$24.87	$13.37		$14.62
Maximum public offering price	$26.04	$14.00		$15.31
Class S Share Capital	$743,969,482	$535,505,934		$580,817,657
Shares of beneficial interest outstanding (Class S)	26,509,944	39,935,658		39,367,346
Net asset value per share	$28.06	$13.41		$14.75
(#) Includes securities on loan of	20,850,942	10,626,852		14,468,726

1	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.
(a)	Includes foreign currency holdings of $724 (cost $727).
(b)	Includes foreign currency holdings of $1,534 (cost $1,538).
(c)	Includes foreign currency holdings of $16 (cost $15).
(d)	Includes foreign currency holdings of $16,159 (cost $14,874).
(e)	Includes foreign currency holdings of $2,657,023 (cost $2,691,305).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Moderately Conservative Allocation Fund		Money Market Fund		Municipal Bond Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund		Partner Worldwide Allocation Fund		Small Cap Growth Fund	Small Cap Stock Fund

$903,233,567		$479,815,812		$1,437,411,361	$642,544,999	$13,531,737		$831,183,241		$4,945,050	$589,543,151
524,451,770		479,815,812	[1]	1,453,272,056	471,342,135	12,653,316		792,117,562		5,011,838	660,891,018
447,289,601		–		–	161,421,247	192,431		21,449,070		157,784	24,867,327
5,192	(c)	30,841		5,830	35,502	16,159	(d)	2,658,134	(e)	–	268
–		–		–	–	–		431,471		–	–
–		–		–	–	–		530,000		–	–
2,563,992		777,163		21,105,967	2,542,634	13,276		4,131,892		643	78,953
14,341		5,377		17,425	6,396	14,478		5,707		10,072	2,455
2,694		2,022		6,843	2,488	1,091		4,026		1,091	3,246
2,475,780		–		–	1,207,812	12,754		2,587,616		35,890	–
4,114,789		–		–	3,881,166	–		–		–	–
341,973		19,259,786		56,427	178,804	60		32,453		572	212,877
126,335		42,020		–	–	21,208		13,694		12,549	–
618,145		–		67,125	27,875	–		885,300		–	–
–		–		–	–	–		671,031		–	–
982,004,612		499,933,021		1,474,531,673	640,646,059	12,924,773		825,517,956		5,230,439	686,056,144

–		3,667		580,800	145,460	–		–		–	–
57,648		44,316		84,515	72,350	39,596		147,471		15,056	67,111
1,080,602		3,704,020		–	579,452	–		2,335,888		1,900	422,776
106,330,115		–		–	75,827,524	–		1,240,000		–	–
4,038,165		–		–	5,373,892	110,800		2,491,545		–	19,754,035
–		–		–	–	15,646		194,623		–	–
484,167		1,108,126		1,673,583	763,281	7,547		135,462		3,748	248,225
722,721		–		–	230,369	–		1,068,675		–	–
469,255		147,069		537,632	224,410	14,270		621,426		3,909	411,213
15,132		7,984		25,505	9,586	226		14,490		93	11,756
154,621		–		282,541	55,747	1,817		32,476		–	98,403
44,172		32,924		40,638	24,781	3,208		23,926		936	50,492
51,097		–		270,565	92,599	12,334		140,840		865	164,677
–		–		–	–	–		284,241		–	–
–		–		–	–	–		–		–	–
37,715		–		–	23,109	–		–		–	–
113,485,410		5,048,106		3,495,779	83,422,560	205,444		8,731,063		26,507	21,228,688

790,106,042		494,892,910		1,464,675,788	579,440,232	15,911,253		795,445,264		4,894,683	478,067,206
78,413,160		(7,995)		6,360,106	(22,216,733)	(3,191,924)		21,341,629		309,249	186,760,250
$868,519,202		$494,884,915		$1,471,035,894	$557,223,499	$12,719,329		$816,786,893		$5,203,932	$664,827,456

$672,651,443		$322,944,277		$1,238,862,856	$244,618,525	$7,777,368		$138,498,530		$–	$421,815,793
56,132,428		322,952,016		113,758,934	24,568,579	965,821		14,132,005		–	19,332,451
$11.98		$1.00		$10.89	$9.96	$8.05		$9.80		$–	$21.82
$12.54		$1.00		$11.40	$10.43	$8.43		$10.26		$–	$22.85
$195,867,759		$171,940,638		$232,173,038	$312,604,974	$4,941,961		$678,288,363		$5,203,932	$243,011,663
16,295,382		171,940,896		21,319,186	31,397,211	617,841		68,723,011		492,329	9,222,695
$12.02		$1.00		$10.89	$9.96	$8.00		$9.87		$10.57	$26.35
3,926,265		–		–	5,242,545	115,808		2,476,946		–	19,282,807

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the year ended October 31, 2018	Aggressive Allocation Fund	Balanced Income Plus Fund	Government Bond Fund	High Income Municipal Bond Fund(a)
Investment Income
Dividends	$6,122,050	$4,627,941	$–	$–
Taxable interest	647,556	6,033,592	1,334,798	706
Tax-Exempt interest	–	–	–	136,639
Income from mortgage dollar rolls	224,040	333,848	145,727	–
Affiliated income from securities loaned, net	156,926	31,804	–	–
Income from affiliated investments	8,802,547	1,545,514	165,554	–
Non cash income	–	–	–	–
Foreign tax withholding	(41,638)	(182,197)	–	–
Total Investment Income	15,911,481	12,390,502	1,646,079	137,345

Expenses
Adviser fees	9,018,445	1,990,757	237,889	18,528
Administrative service fees	303,070	138,771	81,300	47,371
Amortization of offering costs	–	–	–	17,396
Audit and legal fees	48,185	41,263	33,939	27,086
Custody fees	65,782	71,960	5,943	1,662
Distribution expenses Class A	2,316,834	633,431	7,070	–
Insurance expenses	7,919	5,187	4,187	2,563
Printing and postage expenses Class A	185,873	48,405	2,790	–
Printing and postage expenses Class S	75,735	11,877	7,934	693
SEC and state registration expenses	94,992	50,396	30,195	2,087
Transfer agent fees Class A	919,779	253,994	9,065	–
Transfer agent fees Class S	279,171	52,806	40,732	4,534
Trustees’ fees	25,408	16,755	8,678	5,081
Other expenses	36,461	62,722	15,145	11,210
Total Expenses Before Reimbursement	13,377,654	3,378,324	484,867	138,211
Less:
Reimbursement from adviser	(2,967,190)	–	(33,169)	(122,056)
Total Net Expenses	10,410,464	3,378,324	451,698	16,155

Net Investment Income/(Loss)	5,501,017	9,012,178	1,194,381	121,190
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	83,233,736	23,637,817	(1,194,889)	917
Affiliated investments	150,607	–	–	–
In-kind contributions	–	(261,061)	–	–
Distributions of realized capital gains from affiliated investments	16,639,320	468	53	–
Written option contracts	–	4,765	1,172	–
Futures contracts	(4,432,281)	(332,384)	282,123	–
Foreign currency transactions	(1,986)	(11,273)	–	–
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	(50,902,419)	(27,214,988)	(1,596,844)	(103,039)
Affiliated investments	(17,474,438)	(1,629,517)	–	–
Written option contracts	–	(6,529)	–	–
Futures contracts	(1,643,084)	126,537	50,237	143
Foreign currency transactions	(408)	(2,969)	–	–
Net Realized and Unrealized Gains/(Losses)	25,569,047	(5,689,134)	(2,458,148)	(101,979)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$31,070,064	$3,323,044	$(1,263,767)	$19,211

(a)	For the period from February 28, 2018 (inception) through October 31, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

High Yield Fund	Income Fund	Large Cap Growth Fund	Large Cap Stock Fund	Large Cap Value Fund	Limited Maturity Bond Fund	Low Volatility Equity Fund

$438,308	$649,083	$7,053,989	$35,991,339	$22,476,566	$178,419	$226,144
44,000,045	31,361,404	11,377	766,426	299	24,082,263	2,481
–	–	–	–	–	–	–
–	581,220	–	–	–	329,534	–
493,626	65,862	–	325,726	37,115	2,924	13
481,020	1,071,710	717,990	2,936,873	535,021	1,029,651	5,406
–	–	–	2,700,434	–	–	–
–	–	–	(2,099,939)	–	–	(9,743)
45,412,999	33,729,279	7,783,356	40,620,859	23,049,001	25,622,791	224,301

2,803,133	2,850,231	7,130,465	10,619,155	4,779,277	2,650,480	54,545
208,599	229,321	257,041	430,780	271,792	244,488	71,727
–	–	–	–	–	–	8,671
41,723	42,598	39,924	48,681	45,712	42,846	31,867
12,089	18,076	12,020	144,113	11,438	14,182	14,164
1,144,336	804,251	589,996	4,039,724	590,760	398,142	–
6,536	6,963	7,042	10,445	7,478	7,146	4,002
94,193	70,418	58,602	361,387	48,162	82,998	–
50,443	38,126	40,526	14,754	35,762	63,085	3,136
59,140	58,126	66,411	76,351	62,277	115,450	17,665
412,877	321,703	364,577	1,808,549	302,985	361,289	–
312,171	273,373	278,938	90,649	259,682	373,575	11,969
34,944	38,737	39,130	94,475	44,435	39,971	7,342
36,055	44,430	18,363	43,090	20,049	48,837	14,926
5,216,239	4,796,353	8,903,035	17,782,153	6,479,809	4,442,489	240,014
–	–	(78,088)	–	–	–	(130,924)
5,216,239	4,796,353	8,824,947	17,782,153	6,479,809	4,442,489	109,090

40,196,760	28,932,926	(1,041,591)	22,838,706	16,569,192	21,180,302	115,211

2,220,011	(5,776,293)	99,089,306	170,981,308	54,798,272	(3,473,337)	160,615
–	–	–	–	–	–	–
–	–	–	–	–	–	–
334	536	541	1,277	401	560	4
–	–	–	–	–	–	–
–	2,493,879	(4,473,558)	(20,957,332)	–	2,589,504	(3,963)
–	–	–	(18,189)	–	–	(882)
10,422	–	–	–	–	–	–
(43,508,872)	(46,321,861)	20,162,884	(143,943,263)	(15,202,464)	(12,756,888)	(191,114)
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	(393,181)	3,693,646	(19,419,503)	–	415,042	(9,513)
–	–	–	(27,322)	–	–	(181)
(41,278,105)	(49,996,920)	118,472,819	(13,383,024)	39,596,209	(13,225,119)	(45,034)

$(1,081,345)	$(21,063,994)	$117,431,228	$9,455,682	$56,165,401	$7,955,183	$70,177

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the year ended October 31, 2018	Mid Cap Stock Fund	Moderate Allocation Fund	Moderately Aggressive Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$20,470,076	$8,396,856	$10,751,501	$2,281,670
Taxable interest	245,171	18,797,190	12,126,661	10,383,485
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	3,035,107	1,855,762	1,666,545
Affiliated income from securities loaned, net	92,291	107,581	170,860	20,659
Income from affiliated investments	3,073,909	21,889,924	22,504,132	9,884,158
Foreign tax withholding	–	(66,794)	(77,738)	(1,202)
Total Investment Income	23,881,447	52,159,864	47,331,178	24,235,315

Expenses
Adviser fees	12,013,564	14,587,144	17,943,062	5,201,083
Sub-Adviser fees	–	–	–	–
Administrative service fees	431,429	512,135	576,220	237,731
Amortization of offering costs	–	–	–	–
Audit and legal fees	46,087	56,197	59,299	46,461
Custody fees	19,470	73,296	83,407	36,681
Distribution expenses Class A	3,111,717	4,641,259	5,410,572	1,770,873
Insurance expenses	10,132	11,745	12,758	7,004
Printing and postage expenses Class A	213,364	267,087	354,232	105,567
Printing and postage expenses Class S	61,725	75,891	121,942	26,753
SEC and state registration expenses	124,925	150,698	156,776	77,458
Transfer agent fees Class A	1,220,800	1,265,510	1,758,323	467,940
Transfer agent fees Class S	384,150	281,491	455,269	92,375
Trustees’ fees	82,135	46,746	49,540	20,925
Other expenses	27,573	85,683	90,328	63,299
Total Expenses Before Reimbursement	17,747,071	22,054,882	27,071,728	8,154,150
Less:
Reimbursement from adviser	–	(4,921,316)	(6,943,729)	(1,412,195)
Total Net Expenses	17,747,071	17,133,566	20,127,999	6,741,955

Net Investment Income/(Loss)	6,134,376	35,026,298	27,203,179	17,493,360
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	196,222,598	41,356,391	82,441,233	13,240,915
Affiliated investments	–	237,116	278,227	184,500
In-kind contributions	–	–	–	–
Distributions of realized capital gains from affiliated investments	1,214	26,269,241	41,199,641	5,557,802
Written option contracts	–	92,734	63,281	51,524
Futures contracts	–	(18,813,072)	(9,537,277)	(6,048,374)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	–	(3,682)	(5,157)	–
Change in net unrealized appreciation/(depreciation) on:
Investments	(136,225,333)	(60,538,359)	(76,246,451)	(25,428,965)
Affiliated investments	–	(21,979,743)	(40,959,969)	(10,720,398)
Written option contracts	–	–	–	–
Futures contracts	–	9,143,507	6,683,585	1,977,839
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	–	(966)	(671)	(1)
Net Realized and Unrealized Gains/(Losses)	59,998,479	(24,236,833)	3,916,442	(21,185,158)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$66,132,855	$10,789,465	$31,119,621	$(3,691,798)

(a)	For the period from February 28, 2018 (inception) through October 31, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Money Market Fund	Municipal Bond Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Partner Worldwide Allocation Fund	Small Cap Growth Fund(a)	Small Cap Stock Fund

$–	$–	$1,000,035	$357,392	$25,661,912	$14,840	$6,898,312
7,421,922	381,493	18,654,088	4	4,633,190	131	185
–	64,054,625	–	–	–	–	–
–	–	1,047,658	–	–	–	–
–	–	18,527	164	81,905	–	139,831
–	–	4,182,724	5,491	275,026	2,502	284,156
–	–	–	(39,796)	(2,447,445)	–	(38,403)
7,421,922	64,436,118	24,903,032	323,255	28,204,588	17,473	7,284,081

1,481,491	6,163,943	2,428,670	75,017	4,499,629	29,492	4,369,201
–	–	–	105,417	3,015,341	–	–
150,424	363,900	173,487	72,857	243,706	47,367	194,792
–	–	–	–	–	16,929	–
36,035	48,324	40,143	57,420	74,988	27,081	37,995
8,761	23,777	37,419	45,025	528,013	2,957	14,444
66,983	3,291,982	640,491	24,175	400,096	–	1,102,571
5,487	9,614	5,808	4,028	7,111	2,563	6,056
170,742	124,817	51,628	4,457	67,623	–	95,388
25,024	23,741	48,408	3,666	18,215	1,223	24,991
146,908	82,344	65,693	29,408	49,537	883	64,593
563,815	495,856	269,563	26,731	380,828	–	590,937
72,418	119,629	316,914	20,208	79,536	3,874	259,800
15,521	73,078	22,320	8,235	41,804	5,081	33,703
15,330	152,663	51,455	14,055	110,474	7,148	15,942
2,758,939	10,973,668	4,151,999	490,699	9,516,901	144,598	6,810,413

(355,837)	–	(2,304)	(260,310)	(250,969)	(98,699)	–
2,403,102	10,973,668	4,149,695	230,389	9,265,932	45,899	6,810,413

5,018,820	53,462,450	20,753,337	92,866	18,938,656	(28,426)	473,668

(1,389)	1,966,084	(1,439,453)	(528,809)	26,751,248	97,687	93,974,293
–	–	–	–	–	–	–
–	–	(1,226,852)	–	–	–	–
–	–	1,337	5	157	–	240
–	–	17,188	–	–	–	–
–	120,021	(1,547,523)	–	(74,380)	–	–
–	–	–	–	(316,926)	–	–
–	–	–	(7,325)	(357,317)	–	–
–	(72,310,044)	(10,339,745)	(2,194,361)	(137,552,498)	224,571	(69,178,400)
–	–	(4,525,145)	–	–	–	–
–	–	(18,956)	–	–	–	–
–	285,525	693,105	–	(1,074,330)	–	–
–	–	–	–	241,379	–	–
–	–	–	375	(71,113)	–	–
(1,389)	(69,938,414)	(18,386,044)	(2,730,115)	(112,453,780)	322,258	24,796,133

$5,017,431	$(16,475,964)	$2,367,293	$(2,637,249)	$(93,515,124)	$293,832	$25,269,801

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Balanced Income Plus Fund
For the periods ended	10/31/2018	10/31/2017	10/31/2018	10/31/2017
Operations
Net investment income/(loss)	$5,501,017	$3,630,710	$9,012,178	$7,530,281
Net realized gains/(losses)	95,589,396	65,719,835	23,038,332	6,753,079
Change in net unrealized appreciation/(depreciation)	(70,020,349)	136,769,894	(28,727,466)	18,793,036
Net Change in Net Assets Resulting From Operations	31,070,064	206,120,439	3,323,044	33,076,396
Distributions to Shareholders (%)
From income/realized gains Class A	(52,296,766)	N/A	(8,849,405)	N/A
From income/realized gains Class S	(15,257,299)	N/A	(4,045,458)	N/A
Total from income/realized gains	(67,554,065)	N/A	(12,894,863)	N/A
From net investment income Class A	N/A	(3,922,298)	N/A	(5,005,083)
From net investment income Class S	N/A	(1,303,852)	N/A	(1,950,929)
Total From Net Investment Income	N/A	(5,226,150)	N/A	(6,956,012)
From net realized gains Class A	N/A	(3,460,323)	N/A	–
From net realized gains Class S	N/A	(677,607)	N/A	–
Total From Net Realized Gains	N/A	(4,137,930)	N/A	–
Total Distributions to Shareholders	(67,554,065)	(9,364,080)	(12,894,863)	(6,956,012)
Capital Stock Transactions

Class A
Sold	67,789,115	59,916,555	20,641,005	19,742,869
Distributions reinvested	52,192,965	7,368,935	8,639,622	4,866,187
Redeemed	(76,590,317)	(78,329,678)	(27,500,931)	(25,337,083)
Total Class A Capital Stock Transactions	43,391,763	(11,044,188)	1,779,696	(728,027)

Class S
Sold	128,883,050	83,716,329	42,381,031	34,718,914
Distributions reinvested	15,252,657	1,981,486	3,970,080	1,923,847
Redeemed	(35,746,111)	(24,559,875)	(17,268,090)	(14,208,823)
Total Class S Capital Stock Transactions	108,389,596	61,137,940	29,083,021	22,433,938
Capital Stock Transactions	151,781,359	50,093,752	30,862,717	21,705,911

Net Increase/(Decrease) in Net Assets	115,297,358	246,850,111	21,290,898	47,826,295
Net Assets, Beginning of Period	1,117,742,941	870,892,830	345,244,380	297,418,085
Net Assets, End of Period	$1,233,040,299	$1,117,742,941	$366,535,278	$345,244,380

Capital Stock Share Transactions

Class A shares
Sold	4,234,798	4,120,843	1,548,878	1,551,546
Distributions reinvested	3,393,431	537,082	649,902	381,746
Redeemed	(4,775,202)	(5,378,857)	(2,059,375)	(1,988,652)
Total Class A shares	2,853,027	(720,932)	139,405	(55,360)

Class S shares
Sold	7,965,429	5,624,457	3,178,979	2,725,464
Distributions reinvested	980,114	143,352	299,160	150,976
Redeemed	(2,210,657)	(1,678,374)	(1,296,752)	(1,114,314)
Total Class S shares	6,734,886	4,089,435	2,181,387	1,762,126

(a)	For the period from February 28, 2018 (inception) through October 31, 2018
(%)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements – Recent Accounting Pronouncements – Disclosure Update and Simplification.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Government Bond Fund		High Income Municipal Bond Fund	High Yield Fund		Income Fund
10/31/2018	10/31/2017	10/31/2018(a)	10/31/2018	10/31/2017	10/31/2018	10/31/2017

$1,194,381	$894,096	$121,190	$40,196,760	$38,044,552	$28,932,926	$26,449,259
(911,541)	571,593	917	2,230,767	(4,045,383)	(3,281,878)	3,000,693
(1,546,607)	(1,565,684)	(102,896)	(43,508,872)	25,061,059	(46,715,042)	(861,018)
(1,263,767)	(99,995)	19,211	(1,081,345)	59,060,228	(21,063,994)	28,588,934

(152,134)	N/A	–	(24,596,676)	N/A	(11,611,202)	N/A
(1,480,475)	N/A	(120,982)	(15,210,738)	N/A	(20,174,750)	N/A
(1,632,609)	N/A	(120,982)	(39,807,414)	N/A	(31,785,952)	N/A
N/A	(103,897)	N/A	N/A	(24,741,149)	N/A	(10,481,565)
N/A	(790,204)	N/A	N/A	(13,015,769)	N/A	(15,918,379)
N/A	(894,101)	N/A	N/A	(37,756,918)	N/A	(26,399,944)
N/A	(18,490)	N/A	N/A	–	N/A	(514,974)
N/A	(115,788)	N/A	N/A	–	N/A	(671,791)
N/A	(134,278)	N/A	N/A	–	N/A	(1,186,765)
(1,632,609)	(1,028,379)	(120,982)	(39,807,414)	(37,756,918)	(31,785,952)	(27,586,709)

–	256	–	22,135,897	26,387,862	11,998,972	15,436,924
147,564	118,161	–	18,171,820	18,115,009	10,247,253	9,631,830
(1,431,230)	(2,103,166)	–	(55,027,620)	(52,552,778)	(46,000,068)	(41,879,717)
(1,283,666)	(1,984,749)	–	(14,719,903)	(8,049,907)	(23,753,843)	(16,810,963)
47,363,965	42,078,400	12,115,876	71,940,838	64,615,291	88,204,619	72,600,671
1,475,306	904,632	104,578	13,596,829	11,766,507	19,423,828	15,881,059
(45,876,685)	(36,978,754)	(5,494,516)	(46,763,164)	(55,774,488)	(71,413,206)	(47,549,505)
2,962,586	6,004,278	6,725,938	38,774,503	20,607,310	36,215,241	40,932,225
1,678,920	4,019,529	6,725,938	24,054,600	12,557,403	12,461,398	24,121,262

(1,217,456)	2,891,155	6,624,167	(16,834,159)	33,860,713	(40,388,548)	25,123,487
58,446,810	55,555,655	–	737,578,851	703,718,138	847,226,870	822,103,383
$57,229,354	$58,446,810	$6,624,167	$720,744,692	$737,578,851	$806,838,322	$847,226,870

–	–	–	4,638,510	5,461,710	1,332,876	1,689,866
15,186	11,957	–	3,819,628	3,737,122	1,140,691	1,053,891
(147,761)	(212,569)	–	(11,545,661)	(10,874,389)	(5,133,757)	(4,586,721)
(132,575)	(200,612)	–	(3,087,523)	(1,675,557)	(2,660,190)	(1,842,964)

4,880,202	4,248,887	1,204,176	15,092,374	13,355,849	9,763,820	7,937,719
151,905	91,428	10,373	2,856,031	2,425,343	2,166,091	1,737,733
(4,746,018)	(3,727,620)	(542,612)	(9,829,122)	(11,578,738)	(7,989,951)	(5,205,893)
286,089	612,695	671,937	8,119,283	4,202,454	3,939,960	4,469,559

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Large Cap Growth Fund		Large Cap Stock Fund
For the periods ended	10/31/2018	10/31/2017	10/31/2018	10/31/2017
Operations
Net investment income/(loss)	$(1,041,591)	$(335,499)	$22,838,706	$20,118,806
Net realized gains/(losses)	94,616,289	25,550,376	150,007,064	155,300,629
Change in net unrealized appreciation/(depreciation)	23,856,530	149,756,945	(163,390,088)	177,525,104
Net Change in Net Assets Resulting From Operations	117,431,228	174,971,822	9,455,682	352,944,539
Distributions to Shareholders (%)
From income/realized gains Class A	(5,523,376)	N/A	(148,627,514)	N/A
From income/realized gains Class S	(15,772,711)	N/A	(25,616,989)	N/A
Total from income/realized gains	(21,296,087)	N/A	(174,244,503)	N/A
From net investment income Class A	N/A	–	N/A	(16,304,694)
From net investment income Class S	N/A	–	N/A	(3,184,851)
Total From Net Investment Income	N/A	–	N/A	(19,489,545)
From net realized gains Class A	N/A	(1,047,717)	N/A	(39,292,274)
From net realized gains Class S	N/A	(2,793,431)	N/A	(5,737,774)
Total From Net Realized Gains	N/A	(3,841,148)	N/A	(45,030,048)
Total Distributions to Shareholders	(21,296,087)	(3,841,148)	(174,244,503)	(64,519,593)
Capital Stock Transactions

Class A
Sold	25,938,692	11,883,120	38,904,773	33,353,493
Distributions reinvested	5,451,030	1,035,081	146,608,939	54,836,892
Redeemed	(25,958,777)	(23,432,774)	(147,672,238)	(142,560,074)
Total Class A Capital Stock Transactions	5,430,945	(10,514,573)	37,841,474	(54,369,689)

Class S
Sold	82,438,282	50,551,798	21,795,799	17,811,346
Distributions reinvested	15,586,954	2,758,773	25,533,377	8,881,786
Redeemed	(60,267,204)	(38,536,081)	(9,352,714)	(6,133,364)
Total Class S Capital Stock Transactions	37,758,032	14,774,490	37,976,462	20,559,768
Capital Stock Transactions	43,188,977	4,259,917	75,817,936	(33,809,921)

Net Increase/(Decrease) in Net Assets	139,324,118	175,390,591	(88,970,885)	254,615,025
Net Assets, Beginning of Period	864,281,431	688,890,840	1,858,086,602	1,603,471,577
Net Assets, End of Period	$1,003,605,549	$864,281,431	$1,769,115,717	$1,858,086,602

Capital Stock Share Transactions

Class A shares
Sold	2,293,419	1,300,628	1,386,450	1,248,652
Distributions reinvested	532,848	124,260	5,384,309	2,188,622
Redeemed	(2,331,739)	(2,611,919)	(5,244,190)	(5,338,090)
Total Class A shares	494,528	(1,187,031)	1,526,569	(1,900,816)

Class S shares
Sold	6,600,115	5,057,925	767,735	656,444
Distributions reinvested	1,384,277	302,497	927,611	351,674
Redeemed	(4,857,467)	(3,834,081)	(330,079)	(227,803)
Total Class S shares	3,126,925	1,526,341	1,365,267	780,315

(a)	For the period from February 28, 2017 (inception) through October 31, 2017
(%)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements – Recent Accounting Pronouncements – Disclosure Update and Simplification.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Value Fund		Limited Maturity Bond Fund		Low Volatility Equity Fund		Mid Cap Stock Fund
10/31/2018	10/31/2017	10/31/2018	10/31/2017	10/31/2018	10/31/2017(a)	10/31/2018	10/31/2017
$16,569,192	$14,798,508	$21,180,302	$15,227,279	$115,211	$49,030	$6,134,376	$287,148
54,798,673	41,071,898	(883,273)	2,014,911	155,774	60,030	196,223,812	147,608,187
(15,202,464)	123,563,706	(12,341,846)	(1,277,975)	(200,808)	356,267	(136,225,333)	198,260,839
56,165,401	179,434,112	7,955,183	15,964,215	70,177	465,327	66,132,855	346,156,174

(11,805,946)	N/A	(6,987,172)	N/A	–	N/A	(100,901,096)	N/A
(42,215,595)	N/A	(14,385,604)	N/A	(150,621)	N/A	(40,796,467)	N/A
(54,021,541)	N/A	(21,372,776)	N/A	(150,621)	N/A	(141,697,563)	N/A
N/A	(2,498,405)	N/A	(5,853,396)	N/A	–	N/A	(1,114,640)
N/A	(10,134,973)	N/A	(9,450,197)	N/A	–	N/A	(1,451,583)
N/A	(12,633,378)	N/A	(15,303,593)	N/A	–	N/A	(2,566,223)
N/A	(6,612,772)	N/A	–	N/A	–	N/A	(45,485,701)
N/A	(20,389,278)	N/A	–	N/A	–	N/A	(14,137,670)
N/A	(27,002,050)	N/A	–	N/A	–	N/A	(59,623,371)
(54,021,541)	(39,635,428)	(21,372,776)	(15,303,593)	(150,621)	–	(141,697,563)	(62,189,594)

10,691,613	9,867,809	82,762,424	109,724,610	–	–	55,972,099	40,574,176
11,542,402	8,898,845	6,810,261	5,696,364	–	–	99,893,043	46,164,912
(23,897,900)	(22,624,841)	(122,808,652)	(130,841,777)	–	–	(121,254,888)	(109,152,643)
(1,663,885)	(3,858,187)	(33,235,967)	(15,420,803)	–	–	34,610,254	(22,413,555)

72,514,640	54,381,213	276,984,212	252,488,756	6,811,353	10,881,943	268,661,312	112,514,293
41,726,604	30,138,195	13,903,121	9,132,707	150,391	–	40,601,775	15,547,509
(36,408,488)	(52,567,106)	(204,552,633)	(153,003,567)	(1,953,935)	(5,556,851)	(56,858,767)	(28,096,039)
77,832,756	31,952,302	86,334,700	108,617,896	5,007,809	5,325,092	252,404,320	99,965,763
76,168,871	28,094,115	53,098,733	93,197,093	5,007,809	5,325,092	287,014,574	77,552,208

78,312,731	167,892,799	39,681,140	93,857,715	4,927,365	5,790,419	211,449,866	361,518,788
985,254,093	817,361,294	886,025,921	792,168,206	5,790,419	–	1,704,296,622	1,342,777,834
$1,063,566,824	$985,254,093	$925,707,061	$886,025,921	$10,717,784	$5,790,419	$1,915,746,488	$1,704,296,622

461,052	466,683	6,681,525	8,809,633	–	–	2,160,173	1,673,929
510,300	427,191	550,463	457,048	–	–	4,029,571	1,967,719
(1,030,275)	(1,062,617)	(9,917,512)	(10,502,904)	–	–	(4,676,740)	(4,494,570)
(58,923)	(168,743)	(2,685,524)	(1,236,223)	–	–	1,513,004	(852,922)

3,101,811	2,535,555	22,359,342	20,271,039	617,498	1,067,583	9,230,223	4,140,559
1,829,525	1,439,714	1,124,278	732,886	13,677	–	1,454,739	594,767
(1,555,601)	(2,453,229)	(16,525,085)	(12,284,091)	(176,314)	(535,016)	(1,953,962)	(1,026,902)
3,375,735	1,522,040	6,958,535	8,719,834	454,861	532,567	8,731,000	3,708,424

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Moderate Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2018	10/31/2017	10/31/2018	10/31/2017
Operations
Net investment income/(loss)	$35,026,298	$27,284,231	$27,203,179	$20,953,962
Net realized gains/(losses)	49,138,728	66,255,995	114,439,948	106,935,099
Change in net unrealized appreciation/(depreciation)	(73,375,561)	156,641,742	(110,523,506)	244,088,288
Net Change in Net Assets Resulting From Operations	10,789,465	250,181,968	31,119,621	371,977,349
Distributions to Shareholders (%)
From income/realized gains Class A	(79,254,963)	N/A	(107,601,075)	N/A
From income/realized gains Class S	(19,041,501)	N/A	(22,138,952)	N/A
Total from income/realized gains	(98,296,464)	N/A	(129,740,027)	N/A
From net investment income Class A	N/A	(22,395,069)	N/A	(18,331,418)
From net investment income Class S	N/A	(4,040,733)	N/A	(2,778,458)
Total From Net Investment Income	N/A	(26,435,802)	N/A	(21,109,876)
From net realized gains Class A	N/A	(10,806,762)	N/A	(19,091,905)
From net realized gains Class S	N/A	(1,269,080)	N/A	(2,132,912)
Total From Net Realized Gains	N/A	(12,075,842)	N/A	(21,224,817)
Total Distributions to Shareholders	(98,296,464)	(38,511,644)	(129,740,027)	(42,334,693)
Capital Stock Transactions

Class A
Sold	126,258,661	123,690,529	133,964,457	130,958,458
Issued in connection with merger	–	–	74,061,895	–
Distributions reinvested	78,848,691	33,016,918	107,357,417	37,341,146
Redeemed	(198,309,359)	(184,286,242)	(200,417,063)	(179,194,579)
Total Class A Capital Stock Transactions	6,797,993	(27,578,795)	114,966,706	(10,894,975)
Class S
Sold	242,415,972	196,010,995	242,632,763	186,898,013
Issued in connection with merger	–	–	16,793,771	–
Distributions reinvested	18,942,946	5,266,892	22,129,583	4,906,429
Redeemed	(76,055,816)	(38,302,803)	(70,510,035)	(34,392,768)
Total Class S Capital Stock Transactions	185,303,102	162,975,084	211,046,082	157,411,674
Capital Stock Transactions	192,101,095	135,396,289	326,012,788	146,516,699

Net Increase/(Decrease) in Net Assets	104,594,096	347,066,613	227,392,382	476,159,355
Net Assets, Beginning of Period	2,208,908,751	1,861,842,138	2,476,774,603	2,000,615,248
Net Assets, End of Period	$2,313,502,847	$2,208,908,751	$2,704,166,985	$2,476,774,603

Capital Stock Share Transactions

Class A shares
Sold	9,156,424	9,385,511	7,016,183	9,290,259
Issued in connection with merger	–	–	6,842,773	–
Distributions reinvested	5,761,473	2,539,036	7,258,783	2,765,753
Redeemed	(14,366,827)	(13,954,431)	(13,273,634)	(12,681,789)
Total Class A shares	551,070	(2,029,884)	7,844,105	(625,777)

Class S shares
Sold	17,539,101	14,738,716	15,522,328	13,055,685
Issued in connection with merger	–	–	1,548,689	–
Distributions reinvested	1,379,704	400,777	1,482,248	360,908
Redeemed	(5,500,513)	(2,880,429)	(4,631,775)	(2,407,454)
Total Class S shares	13,418,292	12,259,064	13,921,490	11,009,139

(%)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements – Recent Accounting Pronouncements – Disclosure Update and Simplification.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderately Conservative Allocation Fund		Money Market Fund		Municipal Bond Fund		Opportunity Income Plus Fund
10/31/2018	10/31/2017	10/31/2018	10/31/2017	10/31/2018	10/31/2017	10/31/2018	10/31/2017

$17,493,360	$14,106,905	$5,018,820	$355,446	$53,462,450	$55,034,126	$20,753,337	$16,236,157
12,986,367	15,387,696	(1,389)	268	2,086,105	(2,962,342)	(4,195,303)	(340,739)
(34,171,525)	38,868,489	–	–	(72,024,519)	(33,697,180)	(14,190,741)	4,149,200
(3,691,798)	68,363,090	5,017,431	355,714	(16,475,964)	18,374,604	2,367,293	20,044,618

(25,886,454)	N/A	(3,537,659)	N/A	(44,782,468)	N/A	(9,617,228)	N/A
(6,332,358)	N/A	(1,481,161)	N/A	(8,358,636)	N/A	(11,613,221)	N/A
(32,218,812)	N/A	(5,018,820)	N/A	(53,141,104)	N/A	(21,230,449)	N/A
N/A	(11,993,068)	N/A	(105,838)	N/A	(47,790,355)	N/A	(8,603,782)
N/A	(2,021,189)	N/A	(249,608)	N/A	(7,173,455)	N/A	(7,670,388)
N/A	(14,014,257)	N/A	(355,446)	N/A	(54,963,810)	N/A	(16,274,170)
N/A	(6,110,766)	N/A	–	N/A	–	N/A	–
N/A	(666,362)	N/A	–	N/A	–	N/A	–
N/A	(6,777,128)	N/A	–	N/A	–	N/A	–
(32,218,812)	(20,791,385)	(5,018,820)	(355,446)	(53,141,104)	(54,963,810)	(21,230,449)	(16,274,170)

51,154,138	51,797,504	257,426,802	242,067,940	46,895,802	62,763,886	23,167,113	30,780,063
–	–	–	–	–	–	–	–
25,614,993	17,912,686	3,479,170	104,043	38,288,903	40,787,705	8,790,242	7,849,810
(95,307,190)	(94,734,303)	(263,030,923)	(298,443,722)	(169,486,624)	(159,920,611)	(43,228,005)	(34,136,345)
(18,538,059)	(25,024,113)	(2,124,951)	(56,271,739)	(84,301,919)	(56,369,020)	(11,270,650)	4,493,528

92,446,453	87,125,201	392,696,839	311,645,006	87,560,779	77,982,660	116,374,426	112,255,199
–	–	–	–	–	–	–	–
6,302,897	2,660,827	1,425,035	234,521	7,680,464	6,591,809	10,922,207	7,301,476
(37,353,996)	(23,461,067)	(300,301,334)	(290,387,221)	(66,500,295)	(59,476,151)	(64,934,970)	(39,395,609)
61,395,354	66,324,961	93,820,540	21,492,306	28,740,948	25,098,318	62,361,663	80,161,066
42,857,295	41,300,848	91,695,589	(34,779,433)	(55,560,971)	(31,270,702)	51,091,013	84,654,594

6,946,685	88,872,553	91,694,200	(34,779,165)	(125,178,039)	(67,859,908)	32,227,857	88,425,042
861,572,517	772,699,964	403,190,715	437,969,880	1,596,213,933	1,664,073,841	524,995,642	436,570,600
$868,519,202	$861,572,517	$494,884,915	$403,190,715	$1,471,035,894	$1,596,213,933	$557,223,499	$524,995,642

4,143,052	4,294,425	257,426,801	242,067,938	4,195,592	5,516,312	2,281,228	3,010,351
–	–	–	–	–	–	–	–
2,076,098	1,500,225	3,479,170	104,044	3,436,432	3,590,615	868,971	766,512
(7,729,477)	(7,847,375)	(263,030,919)	(298,443,721)	(15,205,735)	(14,078,488)	(4,269,546)	(3,338,561)
(1,510,327)	(2,052,725)	(2,124,948)	(56,271,739)	(7,573,711)	(4,971,561)	(1,119,347)	438,302

7,471,591	7,173,390	392,696,838	311,645,006	7,824,501	6,861,019	11,490,016	10,970,324
–	–	–	–	–	–	–	–
509,835	220,948	1,425,035	234,521	689,687	580,167	1,080,479	712,559
(3,018,866)	(1,935,863)	(300,301,333)	(290,387,221)	(5,967,065)	(5,243,365)	(6,418,295)	(3,850,457)
4,962,560	5,458,475	93,820,540	21,492,306	2,547,123	2,197,821	6,152,200	7,832,426

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Emerging Markets Equity Fund
For the periods ended	10/31/2018	10/31/2017
Operations
Net investment income/(loss)	$ 92,866	$ 159,490
Net realized gains/(losses)	(536,129)	(188,126)
Change in net unrealized appreciation/(depreciation)	(2,193,986)	1,926,188
Net Change in Net Assets Resulting From Operations	(2,637,249)	1,897,552
Distributions to Shareholders (%)
From income/realized gains Class A	(89,722)	N/A
From income/realized gains Class S	(55,491)	N/A
Total from income/realized gains	(145,213)	N/A
From net investment income Class A	N/A	(43,554)
From net investment income Class S	N/A	(28,818)
Total From Net Investment Income	N/A	(72,372)
From net realized gains Class A	N/A	–
From net realized gains Class S	N/A	–
Total From Net Realized Gains	N/A	–
Total Distributions to Shareholders	(145,213)	(72,372)
Capital Stock Transactions

Class A
Sold	2,563,626	4,582,653
Distributions reinvested	89,154	43,506
Redeemed	(2,454,117)	(6,292,638)
Total Class A Capital Stock Transactions	198,663	(1,666,479)

Class S
Sold	4,382,623	5,285,566
Distributions reinvested	55,493	28,824
Redeemed	(2,217,261)	(3,126,799)
Total Class S Capital Stock Transactions	2,220,855	2,187,591
Capital Stock Transactions	2,419,518	521,112

Net Increase/(Decrease) in Net Assets	(362,944)	2,346,292
Net Assets, Beginning of Period	13,082,273	10,735,981
Net Assets, End of Period	$12,719,329	$13,082,273

Capital Stock Share Transactions

Class A shares
Sold	264,993	541,497
Distributions reinvested	9,103	5,535
Redeemed	(270,366)	(742,483)
Total Class A shares	3,730	(195,451)

Class S shares
Sold	462,363	613,775
Distributions reinvested	5,721	3,705
Redeemed	(248,252)	(335,143)
Total Class S shares	219,832	282,337

(a)	For the period from February 28, 2018 (inception) through October 31, 2018
(%)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements – Recent Accounting Pronouncements – Disclosure Update and Simplification.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner Worldwide Allocation Fund		Small Cap Growth Fund	Small Cap Stock Fund
10/31/2018	10/31/2017	10/31/2018(a)	10/31/2018	10/31/2017

$18,938,656	$17,999,510	$(28,426)	$473,668	$164,960
26,002,782	36,589,905	97,687	93,974,533	47,168,618
(138,456,562)	97,227,066	224,571	(69,178,400)	107,637,046
(93,515,124)	151,816,481	293,832	25,269,801	154,970,624

(5,479,150)	N/A	–	(32,369,402)	N/A
(27,991,413)	N/A	–	(11,696,047)	N/A
(33,470,563)	N/A	–	(44,065,449)	N/A
N/A	(2,695,343)	N/A	N/A	(647,301)
N/A	(14,277,535)	N/A	N/A	(570,250)
N/A	(16,972,878)	N/A	N/A	(1,217,551)
N/A	–	N/A	N/A	(16,107,310)
N/A	–	N/A	N/A	(4,745,724)
N/A	–	N/A	N/A	(20,853,034)
(33,470,563)	(16,972,878)	–	(44,065,449)	(22,070,585)

9,527,706	8,497,908	–	19,310,756	16,280,602
5,400,053	2,655,104	–	32,141,102	16,642,749
(15,937,749)	(15,037,016)	–	(40,598,142)	(36,724,668)
(1,009,990)	(3,884,004)	–	10,853,716	(3,801,317)

20,386,542	15,581,089	8,849,413	100,305,514	28,686,730
27,982,435	14,222,488	–	11,693,746	5,313,787
(12,432,988)	(9,168,091)	(3,939,313)	(34,286,689)	(14,505,758)
35,935,989	20,635,486	4,910,100	77,712,571	19,494,759
34,925,999	16,751,482	4,910,100	88,566,287	15,693,442

(92,059,688)	151,595,085	5,203,932	69,770,639	148,593,481
908,846,581	757,251,496	–	595,056,817	446,463,336
$816,786,893	$908,846,581	$5,203,932	$664,827,456	$595,056,817

855,386	815,695	–	857,576	807,090
484,576	284,272	–	1,520,393	855,788
(1,461,407)	(1,487,744)	–	(1,805,691)	(1,804,658)
(121,445)	(387,777)	–	572,278	(141,780)

1,799,586	1,497,545	845,482	3,701,582	1,165,084
2,499,006	1,517,875	–	459,118	230,084
(1,135,188)	(862,706)	(353,153)	(1,302,714)	(596,037)
3,163,404	2,152,714	492,329	2,857,986	799,131

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 24 separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation Funds, three income plus Funds, nine equity Funds, seven fixed-income Funds and one money market Fund. This report includes 22 of the Funds while Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

Mergers – At a meeting held on June 21, 2018, shareholders of Thrivent Growth and Income Plus Fund (the “Target Fund”) approved the merger of the Target Fund into Thrivent Moderately Aggressive Allocation Fund (the “Acquiring Fund”). The merger occurred at the close of business on June 28, 2018. Acquisition of the assets and liabilities of the Target Fund by the Acquiring Fund were followed by the distribution of the Acquiring Fund’s shares to the Target Fund’s shareholders. The shares issued of the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of June 28, 2018
Moderately Aggressive Allocation	Acquiring Fund	$2,637,303,574
Growth and Income Plus	Target Fund	$90,855,666
Moderately Aggressive Allocation	After Acquisition	$2,728,159,240

As of June 28, 2018, the net assets of the Target Fund were comprised of the following:

Target Fund	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)	Capital Stock
Growth and Income Plus	$7,642,332	$(252,078)	$106,645	$83,358,767

In the event of a capital loss carryover, the Target Fund’s capital loss carryover is carried over to the Acquiring Fund. The amount, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the merger had been completed on November 1, 2017, the Acquiring Fund’s pro-forma results of operations for the year ended October 31, 2018 would be the following:

Acquiring Fund	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Moderately Aggressive Allocation	$(112,408,098)	$27,542,641	$116,530,520	$31,665,063

The financial statements reflect the operations of the Acquiring Fund for the period prior to the merger and the combined Funds for the period subsequent to the merger. Because the combined investment funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Growth and Income Plus Fund that have been included in the Acquiring Fund’s Statement of Operations since the merger was completed.

Share Classes – The Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25% for all Funds other than Government Bond Fund and Limited Maturity Bond Fund, which have a 12b-1 fee of 0.125%, and Money Market Fund, which does not have a 12b-1 fee. Effective January 1, 2018, the 12b-1 fee of 0.125% was removed from the Money Market Fund Class A shares. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent High Income Municipal Bond Fund, Thrivent Low Volatility Equity Fund, Thrivent Multidimensional Income

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Fund, and Thrivent Small Cap Growth Fund offer only Class S Shares, all other of the 20 Funds of the Trust offer Class A and Class S shares. Class A shares of Government Bond Fund are closed to all purchases and exchanges into the Fund, other than reinvestment of dividends by current shareholders of the Fund.

Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued using the clearinghouse end of day price. Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Funds’ investment Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Funds’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith pursuant to procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available for sale are not categorized within the fair value hierarchy.

Valuation of International Securities – The Funds value certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service. The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including ADRs, New

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2018, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2015 through 2018. Additionally, as of October 31, 2018, the tax year ended October 31, 2014 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2018, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Non-cash income, if any, is recorded at the fair market value of the securities received.

For certain securities, including real estate investment trusts, the Funds record distributions received in excess of

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Balanced Income Plus	Quarterly	Quarterly
Government Bond	Daily	Monthly
High Income Municipal Bond	Daily	Monthly
High Yield	Daily	Monthly
Income	Daily	Monthly
Large Cap Growth	Annually	Annually
Large Cap Stock	Annually	Annually
Large Cap Value	Annually	Annually
Limited Maturity Bond	Daily	Monthly
Low Volatility Equity	Annually	Annually
Mid Cap Stock	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Aggressive Allocation	Annually	Annually
Moderately Conservative Allocation	Quarterly	Quarterly
Money Market*	Daily	Monthly
Municipal Bond	Daily	Monthly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Small Cap Growth	Annually	Annually
Small Cap Stock	Annually	Annually

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

Derivative Financial Instruments – Each of the Funds, with the exception of the Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (“OTC”).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the year ended October 31, 2018, Balanced Income Plus Fund, Government Bond Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund and Opportunity Income Plus Fund used treasury options to manage the duration of the Fund versus the benchmark. Options on mortgage-backed securities were used to generate income.

Futures Contracts – All Funds, with the exception of the Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. A futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended October 31, 2018, Aggressive Allocation Fund, Balanced Income Plus Fund, Government Bond Fund, High Income Municipal Bond Fund, Income Fund, Limited Maturity Bond Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, Municipal Bond Fund, Opportunity Income Plus Fund and Partner Worldwide Allocation Fund used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

During the year ended October 31, 2018, Aggressive Allocation Fund, Balanced Income Plus Fund, Large Cap Growth, Large Cap Stock Fund, Low Volatility Equity Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, Opportunity Income Plus Fund and Partner Worldwide Allocation Fund used equity futures to manage exposure to the equities markets.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds, with the exception of the Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and a Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

During the year ended October 31, 2018, Partner Worldwide Allocation Fund used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Funds, with the exception of the Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter. In these types of transactions, the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (“CDX Indices”). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the year ended October 31, 2018, High Yield Fund used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the fund.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	3,815,429	–	3,815,429	2,342,349	–	–	1,473,080	(*)
Balanced Income Plus
Futures Contracts	10,749	–	10,749	10,749	–	–	–
Government Bond
Futures Contracts	25,750	–	25,750	8,000	–	–	17,750	(*)
High Income Municipal Bond
Futures Contracts	6,809	–	6,809	–	–	–	6,809	(*)
Income
Futures Contracts	139,969	–	139,969	81,250	–	–	58,719	(*)
Large Cap Stock
Futures Contracts	2,057,240	–	2,057,240	1,021,680	–	–	1,035,560	(*)
Limited Maturity Bond
Futures Contracts	265,062	–	265,062	57,000	–	–	208,062	(*)
Low Volatility Equity
Futures Contracts	6,120	–	6,120	–	–	–	6,120	(*)
Moderate Allocation
Futures Contracts	3,391,083	–	3,391,083	2,706,678	–	–	684,405	(*)
Moderately Aggressive Allocation
Futures Contracts	5,887,151	–	5,887,151	3,794,331	–	–	2,092,820	(*)
Moderately Conservative Allocation
Futures Contracts	618,145	–	618,145	618,145	–	–	–
Municipal Bond
Futures Contracts	67,125	–	67,125	–	–	–	67,125	(*)
Opportunity Income Plus
Futures Contracts	27,875	–	27,875	27,875	–	–	–
Partner Worldwide Allocation
Futures Contracts	885,300	–	885,300	885,300	–	–	–
Exchange Contracts	671,031	–	671,031	284,241	–	–	386,790	(†)

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged(**)	Net Amount
Aggressive Allocation
Futures Contracts	2,342,349	–	2,342,349	2,342,349	–	–	–
Securities Lending	9,152,537	–	9,152,537	8,979,336	–	–	173,201	(^)
Balanced Income Plus
Futures Contracts	61,231	–	61,231	10,749	–	50,482	–
Securities Lending	2,305,594	–	2,305,594	2,213,626	–	–	91,968	(^)
Government Bond
Futures Contracts	8,000	–	8,000	8,000	–	–	–
High Yield
Securities Lending	53,926,806	–	53,926,806	52,051,436	–	–	1,875,370	(^)
Income
Futures Contracts	81,250	–	81,250	81,250	–	–	–
Securities Lending	8,347,519	–	8,347,519	8,056,513	–	–	291,006	(^)
Large Cap Stock
Futures Contracts	1,021,680	–	1,021,680	1,021,680	–	–	–
Securities Lending	22,091,756	–	22,091,756	20,843,498	–	–	1,248,258	(^)
Large Cap Value
Securities Lending	1,804,350	–	1,804,350	1,623,915	–	–	180,435	(^)
Limited Maturity Bond
Futures Contracts	57,000	–	57,000	57,000	–	–	–
Mid Cap Stock
Securities Lending	21,669,050	–	21,669,050	20,850,942	–	–	818,108	(^)
Moderate Allocation
Futures Contracts	2,706,678	–	2,706,678	2,706,678	–	–	–
Securities Lending	10,899,857	–	10,899,857	10,626,852	–	–	273,005	(^)
Moderately Aggressive Allocation
Futures Contracts	3,794,331	–	3,794,331	3,794,331	–	–	–
Securities Lending	14,805,419	–	14,805,419	14,468,726	–	–	336,693	(^)
Moderately Conservative Allocation
Futures Contracts	722,721	–	722,721	618,145	–	104,576	–
Securities Lending	4,038,165	–	4,038,165	3,926,265	–	–	111,900	(^)
Opportunity Income Plus
Futures Contracts	230,369	–	230,369	27,875	–	202,494	–
Securities Lending	5,373,892	–	5,373,892	5,242,545	–	–	131,347	(^)
Partner Emerging Markets Equity
Securities Lending	110,800	–	110,800	110,800	–	–	–
Partner Worldwide Allocation
Futures Contracts	1,068,675	–	1,068,675	885,300	183,375	–	–
Exchange Contracts	284,241	–	284,241	284,241	–	–	–
Securities Lending	2,491,545	–	2,491,545	2,476,946	–	–	14,599	(^)
Small Cap Stock
Securities Lending	19,754,035	–	19,754,035	19,282,807	–	–	471,228	(^)

(**)	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

Securities Lending – Effective December 16, 2017, the Trust terminated its Securities Lending Agreement with Deutsche Bank AG (the “Prior Agreement”). The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), pursuant to which GSAL provides substantially the same securities lending services as were provided under the Prior Agreement. The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% for U.S. securities and 105% for non-U.S. securities of the market value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less that the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of October 31, 2018, the value of securities on loan is as follows:

Fund	Securities on Loan
Aggressive Allocation	$8,979,336
Balanced Income Plus	2,213,626
High Yield	52,051,436
Income	8,056,513
Large Cap Stock	20,843,498
Large Cap Value	1,623,915
Mid Cap Stock	20,850,942
Moderate Allocation	10,626,852
Moderately Aggressive Allocation	14,468,726
Moderately Conservative Allocation	3,926,265
Opportunity Income Plus	5,242,545
Partner Emerging Markets Equity	115,808
Partner Worldwide Allocation	2,476,946
Small Cap Stock	19,282,807

When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Funds use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Funds may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2018, none of the Funds engaged in these types of investments.

Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended October 31, 2018, none of the Funds engaged in these types of transactions.

Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases.

The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the six months ended October 31, 2018, none of the Funds engaged in these types of investments.

Loss Contingencies – High Yield Fund and Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Income Fund is also named as a defendant in this action, but management does not expect that the Fund’s assets will be subject to a loss contingency.

Litigation – Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Bank Loans (Leveraged Loans) – Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a fund to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for High Income Municipal Bond Fund, Low Volatility Equity Fund and Small Cap Growth Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

Line of Credit – On January 3, 2018, each Fund (except High Income Municipal Bond Fund and Small Cap Growth Fund) along with other portfolios managed by the investment adviser or an affiliate, agreed to participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Fund paid commitment fees during the year ended October 31, 2018 in proportion to their respective net assets.

Recent Accounting Pronouncements –

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.

Fair Value Measurement (Topic 820)

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13 Fair Value Measurement (Topic 820). ASU No. 2018-13 updates the disclosure requirements on fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and the interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statements amounts and footnote disclosures.

Disclosure Update and Simplification

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain disclosure requirements that the Commission has determined to be redundant, duplicative, overlapping, outdated, or superseded in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are effective for filings subsequent to November 5, 2018. Management has evaluated the impact of these amendments and has implemented disclosure changes to the Statement of Assets and Liabilities and the Statement of Changes in Net Assets. The components of distributable earnings are no longer required to be presented on the Statement of Assets and Liabilities. Additionally, the source of distributions to shareholders and the amount of undistributed net investment income is no longer required to be presented on the Statement of Changes in Net Assets.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

In-kind Contributions – During March 2018, Balanced Income Plus Fund and Opportunity Income Plus Fund contributed securities in-kind to Thrivent Core Emerging Markets Debt Fund in the amount of $71,231,243. As a result of the in-kind contribution, Thrivent Core Emerging Markets Debt Fund issued 7,482,273 shares at a $9.52/share net asset value. For financial reporting purposes, the contributing fund/portfolio recognizes a gain on these transactions to the extent the value of the distributed securities on the date of contribution exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on these in-kind contributions are recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the contributing fund/portfolio as net realized gains/losses on in-kind contributions. These in-kind transactions were conducted at market value. The transactions were as follows:

Contributing Fund	Shares Received	In-kind Amount	Realized Gain/(Loss)
Balanced Income Plus Fund	1,120,664	$10,668,722	$(261,061)
Opportunity Income Plus Fund	6,361,609	$60,562,521	$(1,226,852)
Totals	7,482,273	$71,231,243	$(1,487,913)

Other – For financial statement purposes, investment security transactions are accounted for on the trade date.

Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Fund (M - Millions)	$0 to $250M	Over $250 to $1,000M	Over $1,000 to $1,500M	Over $1,500M
Partner Worldwide Allocation	0.850%	0.800%	0.775%	0.750%

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
High Income Municipal Bond	0.500%	0.500%	0.500%	0.500%	0.500%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Low Volatility Equity	0.600%	0.600%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Small Cap Growth	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%

Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

Partner Emerging Markets Equity Fund

The Adviser has entered into a subadvisory agreement for the performance of subadvisory services with Aberdeen Asset Managers Limited (“Aberdeen”). The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% for the next $50 million and 0.68% for assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Worldwide Allocation Portfolio; each a series of Thrivent Series Fund, Inc., the shares of which are only available for purchase by separate accounts of and retirement plans sponsored by Thrivent Financial, and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Worldwide Allocation Fund

The adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund, and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

Expense Reimbursements – For the period ended October 31, 2018, contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Money Market*	0.10%	0.10%	2/28/2019

*	Expense waiver in effect on January 1, 2018

For the period ended October 31, 2018, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class S	Expiration Date
Government Bond	0.85%	0.75%	2/28/2019
High Income Municipal Bond	N/A	0.66%	2/28/2019
Large Cap Growth*	1.15%	N/A	2/28/2019
Low Volatility Equity	N/A	1.20%	2/28/2019
Partner Emerging Markets Equity	1.65%	1.32%	2/28/2019
Partner Worldwide Allocation	1.35%	N/A	2/28/2019
Small Cap Growth	N/A	1.24%	2/28/2019

*	Prior expense cap of 1.20% expired on February 28, 2018.

For the period ended October 31, 2018, Partner Worldwide Allocation Fund class S shares had a contractual expense reimbursement of 0.05% as a percentage of net assets in effect that expired on January 1, 2018. This expense reimbursement was effective beginning January 1, 2017.

Each of the four Asset Allocation Funds paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least February 28, 2019, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

the Fund and the Adviser. For the period ended October 31, 2018, the following expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Aggressive Allocation*	0.24%	0.24%	N/A
Moderate Allocation*	0.21%	0.21%	N/A
Moderately Aggressive Allocation*	0.26%	0.26%	N/A
Moderately Conservative Allocation*	0.16%	0.16%	N/A

*	Expense reimbursements are accrued daily and paid by Thrivent Asset Mgt. monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Subject to certain limitations, all Funds in the Trust except for Money Market Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management.

Distribution Plan – Thrivent Distributors, LLC is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have an annual 12b-1 fee of 0.25% for all Funds other than Government Bond Fund and Limited Maturity Bond Fund, which have a 12b-1 fee of 0.125%, and Money Market Fund, which does not have a 12b-1 fee. Effective January 1, 2018, the 12b-1 fee of 0.125% was removed from Money Market Fund Class A shares.

Sales Charges and Other Fees – For the year ended October 31, 2018, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) and Thrivent Distributors, LLC received $1,415,796 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fee equal to the sum of $70,000 per fund plus 0.019% of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the year ended October 31, 2018, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $5,288,307 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency, sub transfer agency, and dividend payment services necessary to the Funds on a per-account basis. These fees are accrued daily and paid monthly. For the year ended October 31, 2018, Thrivent Investor Services received $16,272,456 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Trust. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds, except for Money Market Fund as it is not eligible for the deferral plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of a particular series of Thrivent Mutual Funds. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual Funds until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $511,999 in fees from the Trust for the Funds covered in this shareholder report for the year ended October 31, 2018. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers, managers or directors of Thrivent Asset Mgt., Thrivent Investment Mgt., Thrivent Investor Services and Thrivent Distributors, LLC.; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

Indirect Expenses – Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made for investments in these funds. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Trust and the Adviser.

Interfund Lending – The Funds may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the year ended October 31, 2018, none of the Funds borrowed cash through the Program.

TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature. These permanent differences primarily relate to the tax treatment of partnerships or utilization of earnings and profits distributed to shareholders on redemption of shares.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as increases or decreases as applicable in the table below:

Fund	Distributable earnings/ (accumulated loss)	Capital Stock
Aggressive Allocation	($2,600,409)	$2,600,409
Balanced Income Plus	(65,991)	65,991
High Income Municipal Bond	15,884	(15,884)
Large Cap Growth	(2,700,000)	2,700,000
Large Cap Stock	(4,899,801)	4,899,801
Large Cap Value	(1,499,833)	1,499,833
Low Volatility Equity	7,305	(7,305)
Mid Cap Stock	(6,502,816)	6,502,816
Moderate Allocation	(1,999,730)	1,999,730
Moderately Aggressive Allocation	(6,257,674)	6,257,674
Moderately Conservative Allocation	(45,040)	45,040
Partner Worldwide Allocation	(21,344)	21,344
Small Cap Growth	15,417	(15,417)
Small Cap Stock	(4,061,505)	4,061,505

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long- Term Capital Gain
Aggressive Allocation	$9,576,498	$80,902,936
Balanced Income Plus	3,833,354	19,735,849
Government Bond	12,940	–
High Income Municipal Bond[b]	17,118	–
High Yield	168,616	–
Income	6,404	–
Large Cap Growth	14,711,170	79,163,344
Large Cap Stock	17,776,780	126,292,351
Large Cap Value	13,854,333	52,478,351
Limited Maturity Bond	200,389	–
Low Volatility Equity	182,904	108,596
Mid Cap Stock	24,189,314	171,603,880
Moderate Allocation	1,686,772	52,719,999
Moderately Aggressive Allocation	18,935,048	102,890,117
Moderately Conservative Allocation	1,399,057	13,728,154
Municipal Bond[b]	141,468	–
Partner Emerging Markets Equity	66,405	–
Partner Worldwide Allocation	16,700,143	25,991,555
Small Cap Growth	100,868	–
Small Cap Stock	8,364,793	82,542,068

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.
b	High Income Municipal Bond Fund and Municipal Bond Fund undistributed ordinary income are primarily exempt from federal income taxes.

At October 31, 2018, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover		Expiration
Government Bond	$770,070		Unlimited
High Yield	27,979,272		Unlimited
Income	4,431,827		Unlimited
Large Cap Stock	7,722,816	*	Unlimited
Limited Maturity Bond	5,708,223		Unlimited
Money Market	7,995		Unlimited
Municipal Bond	10,181,782		Unlimited
Opportunity Income Plus	12,275,188		Unlimited
Partner Emerging Markets Equity	2,489,477	*	Unlimited

*	These capital loss carryovers are limited under the Internal Revenue Code as to future utilization

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

During the fiscal year 2018, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
High Yield	2,226,602
Large Cap Stock	320,623
Municipal Bond	2,036,901

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

The tax character of distributions paid during the years ended October 31, 2018 and 2017 was as follows:

	Tax-Exempt Income		Ordinary Income a		Long-Term Capital Gain
Fund	10/31/2018	10/31/2017	10/31/2018	10/31/2017	10/31/2018	10/31/2017
Aggressive Allocation	$–	$–	$25,049,146	$5,226,150	$42,504,919	$4,137,930
Balanced Income Plus	–	–	9,117,358	6,956,012	3,777,505	–
Government Bond	–	–	1,457,395	912,659	175,213	115,720
High Income Municipal Bond	120,355	–	627	–	–	–
High Yield	–	–	39,807,414	37,756,918	–	–
Income	–	–	28,950,740	27,516,639	2,835,212	70,070
Large Cap Growth	–	–	7,307,023	–	13,989,064	3,841,148
Large Cap Stock	–	–	57,172,400	19,489,545	117,072,103	45,030,048
Large Cap Value	–	–	16,343,737	12,633,378	37,677,804	27,002,050
Limited Maturity Bond	–	–	21,372,776	15,303,593	–	–
Low Volatility Equity	–	–	130,395	–	20,226	–
Mid Cap Stock	–	–	686,657	2,566,223	141,010,906	59,623,371
Moderate Allocation	–	–	53,203,629	28,709,427	45,092,835	9,802,217
Moderately Aggressive Allocation	–	–	58,640,304	21,109,876	71,099,723	21,224,817
Moderately Conservative Allocation	–	–	19,988,413	15,557,498	12,230,399	5,233,887
Money Market	–	–	5,018,820	355,446	–	–
Municipal Bond	52,816,067	54,640,708	325,037	323,102	–	–
Opportunity Income Plus	–	–	21,230,449	16,274,170	–	–
Partner Emerging Markets Equity	–	–	145,213	72,372	–	–
Partner Worldwide Allocation	–	–	27,934,231	16,972,878	5,536,332	–
Small Cap Stock	–	–	2,363,503	1,217,551	41,701,946	20,853,034

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities – For the year ended October 31, 2018, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$450,755	$372,281
Balanced Income Plus	275,604	258,648
Government Bond	9,553	5,645
High Income Municipal Bond	16,676	10,114
High Yield	293,511	266,979
Income	390,278	396,655
Large Cap Growth	612,648	582,276
Large Cap Stock	908,920	876,483
Large Cap Value	230,408	181,187
Limited Maturity Bond	340,297	311,404
Low Volatility Equity	9,837	4,944
Mid Cap Stock	683,493	590,777
Moderate Allocation	609,946	483,925
Moderately Aggressive Allocation	822,145	614,506
Moderately Conservative Allocation	216,803	187,377
Municipal Bond	543,386	608,122
Opportunity Income Plus	251,327	194,120
Partner Emerging Markets Equity	6,430	3,796
Partner Worldwide Allocation	645,379	640,116
Small Cap Growth	6,208	1,518
Small Cap Stock	445,811	401,108

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$184,153	$175,105
Balanced Income Plus	260,086	259,649
Government Bond	154,243	156,746
Income	510,423	494,684
Limited Maturity Bond	441,005	413,177
Moderate Allocation	2,457,767	2,409,560
Moderately Aggressive Allocation	1,556,405	1,489,699
Moderately Conservative Allocation	1,312,606	1,304,767
Opportunity Income Plus	812,580	817,130
Partner Worldwide Allocation	24,883	24,893

Investments in Restricted Securities – Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2018, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Balanced Income Plus	26	2.97%
High Yield	3	0.84%
Income	11	1.97%
Limited Maturity Bond	34	10.09%
Moderate Allocation	32	0.96%
Moderately Aggressive Allocation	32	0.51%
Moderately Conservative Allocation	32	1.59%
Municipal Bond	5	0.34%
Opportunity Income Plus	31	7.15%
Partner Worldwide Allocation	10	0.25%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

The Funds have no right to require registration of unregistered securities.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the year ended October 31, 2018, Mid Cap Stock Fund and Small Cap Stock Fund engaged in purchase transactions in the amounts of $86,761,226 and $25,505,513, respectively, that complied with Rule 17a-7 of the 1940 Act. Aggressive Allocation Fund engaged in sale transactions in the amount of $7,462,467 that complied with Rule 17a-7 of the 1940 Act. These sale transactions resulted in a realized gain of $1,754,094 in Aggressive Allocation Fund.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2018, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Government Bond	4,380,641	72.5%
High Income Municipal Bond	185,848	27.7%
Opportunity Income Plus	2,814,174	5.0%
Partner Worldwide Allocation	11,934,084	14.4%
Small Cap Growth	163,037	33.1%

As of October 31, 2018, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	9,817,513	12.4%
Balanced Income Plus	2,997,323	10.6%
Income	6,458,672	7.0%

Subscription and redemption activity by concentrated accounts may have a significant effect on the operation of these funds. In the case of a large redemption, these funds may be forced to sell investments at inopportune times, resulting in additional losses for the funds.

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(9) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of October 31, 2018, the following Funds had portfolio concentration greater than 25% in certain sectors.

Fund	Sector	% of Total Net Assets
Government Bond	U.S. Govt. & Agencies	49.2%
Income	Financials	27.4%
Large Cap Growth	Information Technology	36.9%
Limited Maturity Bond	Asset-Backed Securities	26.4%
Partner Emerging Markets Equity	Financials	25.7%
Small Cap Growth	Information Technology	27.8%

(10) SIGNIFICANT RISKS

Allocation Risk – The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Collateralized Debt Obligations (“CDO”) Risk – The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Convertible Securities Risk – Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Credit Risk – Credit risk is the risk that an issuer of a debt security to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.

Derivatives Risk – The use of derivatives (such as credit default swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Emerging Markets Risk – The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Equity Securities Risk – Equity securities held by the Fund may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

ETF Risk – An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Financial Sector Risk – To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Foreign Currency Risk – The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign Securities Risk – Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Futures Contract Risk – The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Government Securities Risk – The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

Growth Investing Risk – Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

High Yield Risk – High yield securities – commonly known as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.

Inflation-Linked Security Risk – Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rate Risk – Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Investment Adviser Risk – The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Issuer Risk – Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.

Large Cap Risk – Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraged Loan Risk – Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower,

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.

Liquidity Risk – Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Market Risk – Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Mid Cap Risk – Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Money Market Fund Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Mortgage-Backed and Other Asset-Backed Securities Risk – The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund.

Multi-Manager Risk – The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Fund indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.

Municipal Bond Risk – The Fund’s performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, decline in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. Some municipal bonds may be repaid prior to maturity if interest rates decrease. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.

Non-Diversified Risk – The Fund is not “diversified” within the meaning of the 1940 Act. That means the Fund may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Fund’s performance.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Other Funds Risk – The performance of the Fund is dependent, in part, upon the performance of other funds managed by the Adviser or an affiliate (“Other Funds”) in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the Other Funds.

Portfolio Turnover Rate Risk – The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.

Preferred Securities Risk – There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Quantitative Investing Risk – The risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

Real Estate Investment Trust (“REIT”) Risk – REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Although the Fund generally does not have the ability to impose liquidity fees or temporarily suspend redemptions, the payment of redemption proceeds could be delayed or denied if the Fund is liquidated, to the extent permitted by applicable regulations.

Small Cap Risk – Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources,

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Sovereign Debt Risk – Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Tax Risk – Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Since the Fund may invest in municipal securities subject to the federal alternative minimum tax without limitation, the Fund may not be suitable for investors who already are or could be subject to the federal alternative minimum tax.

Technology-Oriented Companies Risk – Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Value Investing Risk – Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2018	$16.01	$0.06	$0.39	$0.45	$(0.06)	$(0.89)
Year Ended 10/31/2017	13.11	0.05	2.98	3.03	(0.07)	(0.06)
Year Ended 10/31/2016	14.05	0.07	0.08	0.15	(0.03)	(1.06)
Year Ended 10/31/2015	14.77	0.04	0.33	0.37	(0.07)	(1.02)
Year Ended 10/31/2014	14.15	0.05	1.21	1.26	(0.10)	(0.54)

Class S Shares
Year Ended 10/31/2018	16.17	0.10	0.40	0.50	(0.10)	(0.89)
Year Ended 10/31/2017	13.25	0.08	3.02	3.10	(0.12)	(0.06)
Year Ended 10/31/2016	14.19	0.10	0.11	0.21	(0.09)	(1.06)
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
BALANCED INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2018	13.26	0.32	(0.18)	0.14	(0.31)	(0.16)
Year Ended 10/31/2017	12.22	0.29	1.01	1.30	(0.26)	–
Year Ended 10/31/2016	12.80	0.30	0.03	0.33	(0.29)	(0.62)
Year Ended 10/31/2015	13.43	0.31	(0.04)	0.27	(0.29)	(0.61)
Year Ended 10/31/2014	14.21	0.24	0.72	0.96	(0.22)	(1.52)

Class S Shares
Year Ended 10/31/2018	13.23	0.36	(0.18)	0.18	(0.35)	(0.16)
Year Ended 10/31/2017	12.20	0.32	1.02	1.34	(0.31)	–
Year Ended 10/31/2016	12.77	0.34	0.04	0.38	(0.33)	(0.62)
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2018	9.92	0.19	(0.38)	(0.19)	(0.19)	(0.07)
Year Ended 10/31/2017	10.14	0.14	(0.20)	(0.06)	(0.14)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.21	0.33	(0.12)	(0.19)
Year Ended 10/31/2015	10.05	0.09	0.09	0.18	(0.08)	(0.03)
Year Ended 10/31/2014	10.02	0.11	0.14	0.25	(0.11)	(0.11)

Class S Shares
Year Ended 10/31/2018	9.92	0.20	(0.38)	(0.18)	(0.20)	(0.07)
Year Ended 10/31/2017	10.14	0.15	(0.20)	(0.05)	(0.15)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.22	0.34	(0.13)	(0.19)
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Aggressive Allocation Fund was 57%, for Balanced Income Plus Fund was 120%, and for Government Bond Fund was 149%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.95)	$15.51	2.89%	$896.6	0.91%	0.40%	1.15%	0.15%	52%
(0.13)	16.01	23.31%	879.6	0.92%	0.32%	1.19%	0.05%	59%
(1.09)	13.11	1.34%	730.0	0.94%	0.50%	1.21%	0.23%	58%***
(1.09)	14.05	2.78%	732.0	0.92%	0.23%	0.96%	0.19%	51%
(0.64)	14.77	9.34%	687.6	0.81%	0.30%	0.81%	0.30%	51%

(0.99)	15.68	3.20%	336.4	0.66%	0.61%	0.90%	0.37%	52%
(0.18)	16.17	23.64%	238.1	0.63%	0.56%	0.89%	0.29%	59%
(1.15)	13.25	1.76%	140.9	0.56%	0.86%	0.83%	0.59%	58%***
(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%
(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%

(0.47)	12.93	0.99%	246.3	1.03%	2.38%	1.03%	2.38%	149%
(0.26)	13.26	10.78%	250.7	1.06%	2.26%	1.06%	2.26%	145%
(0.91)	12.22	2.83%	231.8	1.07%	2.52%	1.07%	2.52%	125%***
(0.90)	12.80	2.18%	232.8	1.06%	2.38%	1.06%	2.38%	148%
(1.74)	13.43	7.60%	222.1	1.06%	1.85%	1.06%	1.85%	124%

(0.51)	12.90	1.31%	120.3	0.72%	2.74%	0.72%	2.74%	149%
(0.31)	13.23	11.09%	94.5	0.73%	2.58%	0.73%	2.58%	145%
(0.95)	12.20	3.30%	65.6	0.70%	2.88%	0.70%	2.88%	125%***
(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%
(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%

(0.26)	9.47	(1.99)%	4.9	0.85%	1.92%	1.04%	1.73%	280%
(0.16)	9.92	(0.56)%	6.5	0.85%	1.40%	1.00%	1.25%	193%
(0.31)	10.14	3.36%	8.7	0.87%	1.16%	1.04%	0.98%	152%***
(0.11)	10.12	1.83%	18.7	0.90%	0.86%	1.12%	0.65%	145%
(0.22)	10.05	2.56%	14.1	0.90%	1.08%	1.07%	0.90%	130%

(0.27)	9.47	(1.89)%	52.3	0.75%	2.02%	0.79%	1.98%	280%
(0.17)	9.92	(0.47)%	52.0	0.76%	1.49%	0.79%	1.46%	193%
(0.32)	10.14	3.41%	46.9	0.81%	1.22%	0.81%	1.22%	152%***
(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%
(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH INCOME MUNICIPAL BOND FUND
Class S Shares
Year Ended 10/31/2018(c)	$10.00	$0.22	$(0.14)	$0.08	$(0.22)	$–
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2018	4.90	0.26	(0.27)	(0.01)	(0.26)	–
Year Ended 10/31/2017	4.76	0.25	0.14	0.39	(0.25)	–
Year Ended 10/31/2016	4.74	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2015	5.04	0.26	(0.30)	(0.04)	(0.26)	–
Year Ended 10/31/2014	5.09	0.29	(0.05)	0.24	(0.29)	–

Class S Shares
Year Ended 10/31/2018	4.90	0.27	(0.26)	0.01	(0.27)	–
Year Ended 10/31/2017	4.76	0.27	0.13	0.40	(0.26)	–
Year Ended 10/31/2016	4.74	0.26	0.03	0.29	(0.27)	–
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	–
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	–
INCOME FUND
Class A Shares
Year Ended 10/31/2018	9.27	0.29	(0.54)	(0.25)	(0.29)	(0.03)
Year Ended 10/31/2017	9.26	0.28	0.02	0.30	(0.28)	(0.01)
Year Ended 10/31/2016	9.01	0.29	0.29	0.58	(0.29)	(0.04)
Year Ended 10/31/2015	9.29	0.30	(0.24)	0.06	(0.30)	(0.04)
Year Ended 10/31/2014	9.09	0.32	0.20	0.52	(0.32)	–

Class S Shares
Year Ended 10/31/2018	9.26	0.32	(0.53)	(0.21)	(0.32)	(0.03)
Year Ended 10/31/2017	9.25	0.31	0.02	0.33	(0.31)	(0.01)
Year Ended 10/31/2016	9.00	0.32	0.29	0.61	(0.32)	(0.04)
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for High Yield Fund was 42% and for Income Fund was 104%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.22)	$9.86	0.79%	$6.6	0.43%	3.26%	3.71%	(0.02)%	201%

(0.26)	4.63	(0.29)%	437.4	0.80%	5.42%	0.80%	5.42%	38%
(0.25)	4.90	8.42%	477.7	0.80%	5.25%	0.80%	5.25%	48%
(0.25)	4.76	6.05%	471.5	0.81%	5.42%	0.81%	5.42%	43	%***
(0.26)	4.74	(0.77)%	489.2	0.81%	5.39%	0.81%	5.39%	38%
(0.29)	5.04	4.72%	540.1	0.80%	5.59%	0.80%	5.59%	43%

(0.27)	4.64	0.14%	283.4	0.57%	5.65%	0.57%	5.65%	38%
(0.26)	4.90	8.68%	259.9	0.57%	5.49%	0.57%	5.49%	48%
(0.27)	4.76	6.34%	232.2	0.55%	5.68%	0.55%	5.68%	43	%***
(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%
(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%

(0.32)	8.70	(2.71)%	298.5	0.76%	3.25%	0.76%	3.25%	109%
(0.29)	9.27	3.34%	342.5	0.77%	3.04%	0.77%	3.04%	100%
(0.33)	9.26	6.62%	359.3	0.77%	3.20%	0.77%	3.20%	107	%***
(0.34)	9.01	0.65%	370.0	0.77%	3.29%	0.77%	3.29%	92%
(0.32)	9.29	5.79%	400.5	0.77%	3.47%	0.77%	3.47%	97%

(0.35)	8.70	(2.30)%	508.3	0.45%	3.57%	0.45%	3.57%	109%
(0.32)	9.26	3.66%	504.7	0.45%	3.35%	0.45%	3.35%	100%
(0.36)	9.25	6.97%	462.9	0.44%	3.53%	0.44%	3.53%	107	%***
(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%
(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2018	$10.23	$(0.04)	$1.38	$1.34	$–	$(0.27)
Year Ended 10/31/2017	8.23	(0.04)	2.09	2.05	–	(0.05)
Year Ended 10/31/2016	9.12	(0.03)	(0.36)	(0.39)	–	(0.50)
Year Ended 10/31/2015	8.31	(0.02)	0.97	0.95	–	(0.14)
Year Ended 10/31/2014	7.10	(0.02)	1.23	1.21	–	–

Class S Shares
Year Ended 10/31/2018	11.23	–	1.51	1.51	–	(0.27)
Year Ended 10/31/2017	8.99	–	2.29	2.29	–	(0.05)
Year Ended 10/31/2016	9.89	0.01	(0.41)	(0.40)	–	(0.50)
Year Ended 10/31/2015	8.96	–	1.07	1.07	–	(0.14)
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	–
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2018	29.21	0.31	(0.21)	0.10	(0.27)	(2.45)
Year Ended 10/31/2017	24.77	0.30	5.13	5.43	(0.29)	(0.70)
Year Ended 10/31/2016	26.32	0.26	(0.66)	(0.40)	(0.24)	(0.91)
Year Ended 10/31/2015	27.75	0.24	0.90	1.14	(0.24)	(2.33)
Year Ended 10/31/2014	27.54	0.22	2.57	2.79	(0.10)	(2.48)

Class S Shares
Year Ended 10/31/2018	29.50	0.41	(0.21)	0.20	(0.37)	(2.45)
Year Ended 10/31/2017	25.01	0.40	5.17	5.57	(0.38)	(0.70)
Year Ended 10/31/2016	26.57	0.32	(0.62)	(0.30)	(0.35)	(0.91)
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2018	22.67	0.30	0.91	1.21	(0.24)	(0.93)
Year Ended 10/31/2017	19.42	0.29	3.85	4.14	(0.24)	(0.65)
Year Ended 10/31/2016	19.99	0.30	0.39	0.69	(0.19)	(1.07)
Year Ended 10/31/2015	20.65	0.22	0.01	0.23	(0.19)	(0.70)
Year Ended 10/31/2014	18.60	0.20	2.02	2.22	(0.17)	–

Class S Shares
Year Ended 10/31/2018	22.84	0.37	0.95	1.32	(0.33)	(0.93)
Year Ended 10/31/2017	19.56	0.36	3.89	4.25	(0.32)	(0.65)
Year Ended 10/31/2016	20.14	0.32	0.46	0.78	(0.29)	(1.07)
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Large Cap Growth Fund was 67% and for Large Cap Stock Fund was 62%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.27)	$11.30	13.37%	$237.8	1.17%	(0.37)%	1.20%	(0.41)%	62%
(0.05)	10.23	25.03%	210.2	1.20%	(0.32)%	1.26%	(0.38)%	65%
(0.50)	8.23	(4.52)%	178.8	1.20%	(0.25)%	1.28%	(0.33)%	68	%***
(0.14)	9.12	11.61%	218.8	1.20%	(0.35)%	1.30%	(0.45)%	64%
–	8.31	17.10%	183.6	1.20%	(0.25)%	1.34%	(0.38)%	45%

(0.27)	12.47	13.70%	765.8	0.81%	(0.02)%	0.81%	(0.02)%	62%
(0.05)	11.23	25.59%	654.1	0.82%	0.05%	0.82%	0.05%	65%
(0.50)	8.99	(4.26)%	510.1	0.82%	0.12%	0.82%	0.12%	68	%***
(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%
(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%

(2.72)	26.59	0.22%	1,492.5	0.99%	1.15%	0.99%	1.15%	52%
(0.99)	29.21	22.61%	1,594.8	1.01%	1.11%	1.01%	1.11%	73%
(1.15)	24.77	(1.48)%	1,399.8	1.03%	1.03%	1.03%	1.03%	64	%***
(2.57)	26.32	4.59%	1,560.0	1.02%	0.99%	1.02%	0.99%	52%
(2.58)	27.75	11.06%	1,594.0	1.02%	0.82%	1.02%	0.82%	65%

(2.82)	26.88	0.56%	276.6	0.64%	1.50%	0.64%	1.50%	52%
(1.08)	29.50	23.06%	263.3	0.65%	1.47%	0.65%	1.47%	73%
(1.26)	25.01	(1.08)%	203.7	0.64%	1.42%	0.64%	1.42%	64	%***
(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%
(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%

(1.17)	22.71	5.42%	227.1	0.89%	1.28%	0.89%	1.28%	18%
(0.89)	22.67	21.77%	228.0	0.91%	1.31%	0.91%	1.31%	17%
(1.26)	19.42	3.86%	198.6	0.93%	1.34%	0.93%	1.34%	22%
(0.89)	19.99	1.14%	231.1	0.94%	1.08%	0.94%	1.08%	31%
(0.17)	20.65	12.00%	237.1	0.94%	1.00%	0.94%	1.00%	24%

(1.26)	22.90	5.85%	836.5	0.53%	1.64%	0.53%	1.64%	18%
(0.97)	22.84	22.21%	757.3	0.53%	1.69%	0.53%	1.69%	17%
(1.36)	19.56	4.29%	618.7	0.53%	1.73%	0.53%	1.73%	22%
(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%
(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2018	$12.49	$0.27	$(0.19)	$0.08	$(0.27)	$–
Year Ended 10/31/2017	12.48	0.21	0.01	0.22	(0.21)	–
Year Ended 10/31/2016	12.38	0.20	0.10	0.30	(0.20)	–
Year Ended 10/31/2015	12.44	0.17	(0.06)	0.11	(0.17)	–
Year Ended 10/31/2014	12.53	0.18	(0.02)	0.16	(0.18)	(0.07)

Class S Shares
Year Ended 10/31/2018	12.48	0.29	(0.17)	0.12	(0.30)	–
Year Ended 10/31/2017	12.48	0.23	0.01	0.24	(0.24)	–
Year Ended 10/31/2016	12.37	0.22	0.11	0.33	(0.22)	–
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	–
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
LOW VOLATILITY EQUITY FUND
Class S Shares
Year Ended 10/31/2018	10.87	0.10	0.11	0.21	(0.13)	(0.10)
Year Ended 10/31/2017 (c)	10.00	0.09	0.78	0.87	–	–
MID CAP STOCK FUND

Class A Shares
Year Ended 10/31/2018	26.05	0.05	1.00	1.05	–	(2.23)
Year Ended 10/31/2017	21.63	(0.02)	5.45	5.43	(0.02)	(0.99)
Year Ended 10/31/2016	21.61	0.02	2.44	2.46	(0.03)	(2.41)
Year Ended 10/31/2015	23.55	(0.07)	0.82	0.75	(0.05)	(2.64)
Year Ended 10/31/2014	20.38	0.07	3.10	3.17	–	–

Class S Shares
Year Ended 10/31/2018	29.04	0.02	1.23	1.25	–	(2.23)
Year Ended 10/31/2017	24.00	(0.03)	6.15	6.12	(0.10)	(0.98)
Year Ended 10/31/2016	23.69	0.02	2.79	2.81	(0.09)	(2.41)
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Limited Maturity Bond Fund was 81% and for Mid Cap Stock Fund was 21%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.27)	$12.30	0.67%	$298.0	0.61%	2.17%	0.61%	2.17%	82%
(0.21)	12.49	1.79%	336.0	0.61%	1.69%	0.61%	1.69%	79%
(0.20)	12.48	2.42%	351.2	0.62%	1.58%	0.62%	1.58%	83%	***
(0.17)	12.38	0.89%	374.4	0.62%	1.37%	0.62%	1.37%	89%
(0.25)	12.44	1.27%	360.2	0.62%	1.44%	0.62%	1.44%	102%

(0.30)	12.30	0.94%	627.7	0.42%	2.38%	0.42%	2.38%	82%
(0.24)	12.48	1.91%	550.1	0.42%	1.89%	0.42%	1.89%	79%
(0.22)	12.48	2.72%	441.0	0.41%	1.80%	0.41%	1.80%	83%	***
(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%
(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%

(0.23)	10.85	1.92%	10.7	1.20%	1.27%	2.64%	(0.17)%	58%
–	10.87	8.70%	5.8	1.20%	1.31%	4.22%	(1.71)%	77%

(2.23)	24.87	4.07%	1,171.8	1.04%	0.17%	1.04%	0.17%	34%
(1.01)	26.05	25.63%	1,188.0	1.06%	(0.07)%	1.06%	(0.07)%	29%
(2.44)	21.63	12.93%	1,005.1	1.09%	0.09%	1.09%	0.09%	22%	***
(2.69)	21.61	3.60%	963.3	1.09%	0.10%	1.11%	0.09%	56%
–	23.55	15.55%	678.2	1.11%	0.30%	1.11%	0.30%	27%

(2.23)	28.06	4.36%	744.0	0.74%	0.61%	0.74%	0.61%	34%
(1.08)	29.04	26.04%	516.3	0.72%	0.26%	0.72%	0.26%	29%
(2.50)	24.00	13.36%	337.7	0.72%	0.47%	0.72%	0.47%	22%	***
(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%
(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2018	$13.89	$0.20	$(0.12)	$0.08	$(0.22)	$(0.38)
Year Ended 10/31/2017	12.52	0.17	1.45	1.62	(0.17)	(0.08)
Year Ended 10/31/2016	12.90	0.16	0.20	0.36	(0.15)	(0.59)
Year Ended 10/31/2015	13.26	0.16	0.08	0.24	(0.18)	(0.42)
Year Ended 10/31/2014	12.88	0.17	0.73	0.90	(0.20)	(0.32)

Class S Shares
Year Ended 10/31/2018	13.93	0.24	(0.13)	0.11	(0.25)	(0.38)
Year Ended 10/31/2017	12.55	0.20	1.46	1.66	(0.20)	(0.08)
Year Ended 10/31/2016	12.94	0.19	0.20	0.39	(0.19)	(0.59)
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2018	15.19	0.15	0.06	0.21	(0.16)	(0.62)
Year Ended 10/31/2017	13.11	0.13	2.22	2.35	(0.13)	(0.14)
Year Ended 10/31/2016	13.73	0.13	0.15	0.28	(0.09)	(0.81)
Year Ended 10/31/2015	14.17	0.11	0.20	0.31	(0.15)	(0.60)
Year Ended 10/31/2014	13.69	0.12	0.97	1.09	(0.16)	(0.45)

Class S Shares
Year Ended 10/31/2018	15.32	0.18	0.07	0.25	(0.20)	(0.62)
Year Ended 10/31/2017	13.23	0.15	2.25	2.40	(0.17)	(0.14)
Year Ended 10/31/2016	13.86	0.14	0.18	0.32	(0.14)	(0.81)
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2018	12.48	0.24	(0.29)	(0.05)	(0.24)	(0.21)
Year Ended 10/31/2017	11.78	0.21	0.80	1.01	(0.21)	(0.10)
Year Ended 10/31/2016	11.88	0.20	0.21	0.41	(0.18)	(0.33)
Year Ended 10/31/2015	12.19	0.18	(0.03)	0.15	(0.20)	(0.26)
Year Ended 10/31/2014	11.98	0.20	0.48	0.68	(0.21)	(0.26)

Class S Shares
Year Ended 10/31/2018	12.52	0.27	(0.29)	(0.02)	(0.27)	(0.21)
Year Ended 10/31/2017	11.82	0.23	0.81	1.04	(0.24)	(0.10)
Year Ended 10/31/2016	11.91	0.22	0.24	0.46	(0.22)	(0.33)
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Moderate Allocation Fund was 138%, for Moderately Aggressive Allocation Fund was 90%, and for Moderately Conservative Allocation Fund was 181%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.60)	$13.37	0.50%	$1,778.0	0.79%	1.46%	1.00%	1.25%	133%
(0.25)	13.89	13.08%	1,839.5	0.80%	1.31%	1.02%	1.09%	158%
(0.74)	12.52	3.06%	1,682.9	0.81%	1.31%	1.02%	1.10%	147%***
(0.60)	12.90	1.93%	1,706.5	0.76%	1.25%	0.81%	1.21%	107%
(0.52)	13.26	7.22%	1,683.8	0.72%	1.29%	0.72%	1.29%	73%

(0.63)	13.41	0.77%	535.5	0.53%	1.69%	0.74%	1.47%	133%
(0.28)	13.93	13.44%	369.4	0.53%	1.51%	0.75%	1.30%	158%
(0.78)	12.55	3.31%	179.0	0.49%	1.56%	0.71%	1.35%	147%***
(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%
(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%

(0.78)	14.62	1.37%	2,123.3	0.80%	0.99%	1.06%	0.73%	86%
(0.27)	15.19	18.21%	2,086.9	0.81%	0.91%	1.08%	0.64%	103%
(0.90)	13.11	2.36%	1,809.6	0.82%	1.01%	1.10%	0.73%	94%***
(0.75)	13.73	2.34%	1,814.6	0.81%	0.81%	0.85%	0.76%	66%
(0.61)	14.17	8.29%	1,746.7	0.76%	0.85%	0.76%	0.85%	61%

(0.82)	14.75	1.61%	580.8	0.57%	1.17%	0.83%	0.91%	86%
(0.31)	15.32	18.48%	389.9	0.55%	1.07%	0.83%	0.79%	103%
(0.95)	13.23	2.66%	191.0	0.49%	1.28%	0.77%	1.00%	94%***
(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%
(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%

(0.45)	11.98	(0.45)%	672.7	0.82%	1.93%	0.98%	1.77%	175%
(0.31)	12.48	8.70%	719.7	0.83%	1.70%	0.99%	1.54%	208%
(0.51)	11.78	3.65%	703.3	0.84%	1.69%	0.99%	1.54%	196%***
(0.46)	11.88	1.32%	716.6	0.80%	1.54%	0.83%	1.52%	187%
(0.47)	12.19	5.86%	731.4	0.77%	1.64%	0.77%	1.64%	140%

(0.48)	12.02	(0.18)%	195.9	0.55%	2.18%	0.71%	2.02%	175%
(0.34)	12.52	8.97%	141.9	0.56%	1.93%	0.72%	1.77%	208%
(0.55)	11.82	4.05%	69.4	0.53%	1.95%	0.69%	1.80%	196%***
(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%
(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2018	$1.00	$0.01	$–	$0.01	$(0.01)	$–
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–

Class S Shares
Year Ended 10/31/2018	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2018	11.39	0.38	(0.50)	(0.12)	(0.38)	–
Year Ended 10/31/2017	11.65	0.39	(0.26)	0.13	(0.39)	–
Year Ended 10/31/2016	11.60	0.39	0.05	0.44	(0.39)	–
Year Ended 10/31/2015	11.68	0.40	(0.08)	0.32	(0.40)	–
Year Ended 10/31/2014	11.18	0.42	0.50	0.92	(0.42)	–

Class S Shares
Year Ended 10/31/2018	11.39	0.41	(0.50)	(0.09)	(0.41)	–
Year Ended 10/31/2017	11.65	0.41	(0.26)	0.15	(0.41)	–
Year Ended 10/31/2016	11.60	0.41	0.06	0.47	(0.42)	–
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	–
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	–
OPPORTUNITY INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2018	10.31	0.37	(0.34)	0.03	(0.38)	–
Year Ended 10/31/2017	10.23	0.34	0.08	0.42	(0.34)	–
Year Ended 10/31/2016	10.05	0.36	0.19	0.55	(0.37)	–
Year Ended 10/31/2015	10.38	0.38	(0.33)	0.05	(0.38)	–
Year Ended 10/31/2014	10.32	0.36	0.06	0.42	(0.36)	–

Class S Shares
Year Ended 10/31/2018	10.31	0.40	(0.34)	0.06	(0.41)	–
Year Ended 10/31/2017	10.23	0.36	0.08	0.44	(0.36)	–
Year Ended 10/31/2016	10.05	0.39	0.18	0.57	(0.39)	–
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	–
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Opportunity Income Plus Fund was 147%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.01)	$1.00	1.13%	$322.9	0.61%	1.12%	0.69%	1.04%	N/A
–	1.00	0.03%	325.1	0.80%	0.03%	0.80%	0.03%	N/A
–	1.00	0.00%	381.3	0.41%	0.00%	0.85%	(0.43)%	N/A
–	1.00	0.00%	409.5	0.20%	0.00%	0.95%	(0.75)%	N/A
–	1.00	0.00%	422.7	0.19%	0.00%	0.94%	(0.75)%	N/A

(0.01)	1.00	1.29%	171.9	0.44%	1.36%	0.53%	1.28%	N/A
–	1.00	0.31%	78.1	0.53%	0.32%	0.53%	0.32%	N/A
–	1.00	0.00%	56.6	0.44%	0.00%	0.53%	(0.09)%	N/A
–	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A
–	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A

(0.38)	10.89	(1.08)%	1,238.9	0.74%	3.42%	0.74%	3.42%	35%
(0.39)	11.39	1.15%	1,382.3	0.74%	3.41%	0.74%	3.41%	18%
(0.39)	11.65	3.79%	1,471.0	0.74%	3.29%	0.74%	3.29%	10%
(0.40)	11.60	2.75%	1,463.5	0.74%	3.42%	0.74%	3.42%	8%
(0.42)	11.68	8.33%	1,446.3	0.75%	3.65%	0.75%	3.65%	8%

(0.41)	10.89	(0.85)%	232.2	0.51%	3.66%	0.51%	3.66%	35%
(0.41)	11.39	1.39%	213.9	0.50%	3.64%	0.50%	3.64%	18%
(0.42)	11.65	4.04%	193.0	0.49%	3.53%	0.49%	3.53%	10%
(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%
(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%

(0.38)	9.96	0.31%	244.6	0.89%	3.67%	0.89%	3.67%	190%
(0.34)	10.31	4.16%	264.8	0.90%	3.29%	0.91%	3.28%	186%
(0.37)	10.23	5.60%	258.4	0.89%	3.65%	0.92%	3.62%	156%***
(0.38)	10.05	0.47%	265.3	0.85%	3.70%	0.94%	3.61%	165%
(0.36)	10.38	4.13%	271.1	0.85%	3.48%	0.95%	3.38%	169%

(0.41)	9.96	0.55%	312.6	0.65%	3.94%	0.65%	3.94%	190%
(0.36)	10.31	4.40%	260.2	0.66%	3.53%	0.66%	3.53%	186%
(0.39)	10.23	5.84%	178.2	0.66%	3.88%	0.66%	3.88%	156%***
(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%
(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY FUND
Class A Shares
Year Ended 10/31/2018	$9.64	$0.05	$(1.55)	$(1.50)	$(0.09)	$–
Year Ended 10/31/2017	8.44	0.10	1.14	1.24	(0.04)	–
Year Ended 10/31/2016	7.66	0.06	0.80	0.86	(0.08)	–
Year Ended 10/31/2015	9.45	0.08	(1.74)	(1.66)	(0.13)	–
Year Ended 10/31/2014	10.51	0.14	(1.10)	(0.96)	(0.10)	–

Class S Shares
Year Ended 10/31/2018	9.57	0.07	(1.52)	(1.45)	(0.12)	–
Year Ended 10/31/2017	8.39	0.14	1.12	1.26	(0.08)	–
Year Ended 10/31/2016	7.63	0.03	0.84	0.87	(0.11)	–
Year Ended 10/31/2015	9.47	0.12	(1.75)	(1.63)	(0.21)	–
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	–
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2018	11.33	0.19	(1.34)	(1.15)	(0.23)	(0.15)
Year Ended 10/31/2017	9.65	0.20	1.67	1.87	(0.19)	–
Year Ended 10/31/2016	9.62	0.21	–	0.21	(0.18)	–
Year Ended 10/31/2015	10.03	0.16	(0.37)	(0.21)	(0.20)	–
Year Ended 10/31/2014	10.29	0.16	(0.25)	(0.09)	(0.17)	–

Class S Shares
Year Ended 10/31/2018	11.40	0.23	(1.34)	(1.11)	(0.27)	(0.15)
Year Ended 10/31/2017	9.71	0.23	1.69	1.92	(0.23)	–
Year Ended 10/31/2016	9.69	0.22	0.02	0.24	(0.22)	–
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	–
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	–
SMALL CAP GROWTH FUND
Class S Shares
Year Ended 10/31/2018 (c)	10.00	(0.06)	0.63	0.57	–	–
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2018	22.60	–	0.96	0.96	–	(1.74)
Year Ended 10/31/2017	17.53	(0.02)	5.98	5.96	(0.03)	(0.86)
Year Ended 10/31/2016	18.15	0.04	0.88	0.92	–	(1.54)
Year Ended 10/31/2015	20.12	0.08	0.14	0.22	–	(2.19)
Year Ended 10/31/2014	18.52	(0.05)	1.80	1.75	–	(0.15)

Class S Shares
Year Ended 10/31/2018 (d)	26.87	0.07	1.15	1.22	–	(1.74)
Year Ended 10/31/2017	20.68	(0.01)	7.16	7.15	(0.10)	(0.86)
Year Ended 10/31/2016	21.10	0.01	1.15	1.16	(0.04)	(1.54)
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	–	(2.19)
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	–	(0.15)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2018.
(d)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.09)	$8.05	(15.71)%	$7.8	1.65%	0.48%	3.31%	(1.18)%	26%
(0.04)	9.64	14.79%	9.3	1.65%	1.10%	3.39%	(0.64)%	42%
(0.08)	8.44	11.36%	9.8	1.65%	0.75%	3.57%	(1.17)%	11%
(0.13)	7.66	(17.75)%	9.6	1.65%	0.85%	3.46%	(0.95)%	117%
(0.10)	9.45	(9.17)%	12.8	1.67%	1.32%	3.23%	(0.25)%	69%

(0.12)	8.00	(15.39)%	4.9	1.32%	0.87%	3.18%	(0.99)%	26%
(0.08)	9.57	15.19%	3.8	1.32%	1.61%	3.24%	(0.31)%	42%
(0.11)	8.39	11.67%	1.0	1.32%	0.94%	3.56%	(1.30)%	11%
(0.21)	7.63	(17.53)%	0.3	1.32%	1.14%	3.05%	(0.58)%	117%
(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%

(0.38)	9.80	(10.52)%	138.5	1.35%	1.73%	1.47%	1.62%	75%
(0.19)	11.33	19.76%	161.4	1.36%	1.86%	1.56%	1.65%	94%
(0.18)	9.65	2.21%	141.3	1.40%	1.82%	1.58%	1.64%	108%***
(0.20)	9.62	(2.14)%	167.3	1.40%	1.61%	1.57%	1.44%	68%
(0.17)	10.03	(0.89)%	178.2	1.40%	1.57%	1.55%	1.41%	77%

(0.42)	9.87	(10.13)%	678.3	0.94%	2.14%	0.95%	2.14%	75%
(0.23)	11.40	20.22%	747.4	0.96%	2.26%	1.01%	2.22%	94%
(0.22)	9.71	2.60%	615.9	1.00%	2.24%	1.00%	2.24%	108%***
(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%
(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%

–	10.57	5.70%	5.2	1.24%	(0.77)%	3.91%	(3.43)%	32%

(1.74)	21.82	4.48%	421.8	1.13%	(0.02)%	1.13%	(0.02)%	63%
(0.89)	22.60	34.84%	424.0	1.16%	(0.07)%	1.16%	(0.07)%	47%
(1.54)	17.53	5.72%	331.4	1.21%	0.23%	1.21%	0.23%	58%
(2.19)	18.15	1.32%	342.6	1.23%	(0.01)%	1.23%	(0.01)%	70%
(0.15)	20.12	9.48%	259.8	1.25%	(0.15)%	1.25%	(0.15)%	56%

(1.74)	26.35	4.75%	243.0	0.85%	0.25%	0.85%	0.25%	63%
(0.96)	26.87	35.34%	171.0	0.80%	0.30%	0.80%	0.30%	47%
(1.58)	20.68	6.12%	115.1	0.80%	0.64%	0.80%	0.64%	58%
(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%
(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Partner Worldwide Allocation Fund was 107%.

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2019.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2018:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	26%	40%
Balanced Income Plus	10%	26%
High Yield	1%	1%
Income	1%	1%
Large Cap Growth	82%	87%
Large Cap Stock	26%	56%
Large Cap Value	100%	100%
Low Volatility Equity	39%	72%
Mid Cap Stock	80%	80%
Moderate Allocation	22%	30%
Moderately Aggressive Allocation	25%	38%
Moderately Conservative Allocation	15%	20%
Opportunity Income Plus	1%	1%
Partner Emerging Markets Equity	0%	100%
Partner Worldwide Allocation	0%	77%
Small Cap Stock	100%	100%

The Municipal Bond Fund and High Income Municipal Bond Fund designate 99.39% and 99.47% of the dividends declared from net investment income, respectively, as exempt from federal income tax for the tax period ended October 31, 2018.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2018, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Aggressive Allocation	$44,619,346
Balanced Income Plus	3,777,505
Government Bond	175,213
Income	2,835,212
Large Cap Growth	16,265,929
Large Cap Stock	121,265,652
Large Cap Value	38,803,449
Low Volatility Equity	20,226
Mid Cap Stock	146,010,906
Moderate Allocation	46,257,170
Moderately Aggressive Allocation	75,442,756
Moderately Conservative Allocation	12,230,399
Partner Worldwide Allocation	5,536,332
Small Cap Stock	45,333,886

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by clicking on the tab for each Fund and navigating to “Related Documents” under Fund Details - Holdings at ThriventFunds.com or SEC.gov where it is filed on Form N-PX.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or SEC. gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available at ThriventFunds.com or SEC.gov where it is part of form N-CSR.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 24 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company and separate accounts of insurance companies not affiliated with Thrivent Financial.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that are established solely for investment by Thrivent entities.

David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company.

The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, Thrivent Core Funds, and Thrivent Church Loan and Income Fund are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.

Interested Trustees (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David S. Royal (1971) 2015

Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015. Currently, Director of Children’s Cancer Research Fund and Advisory Board member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017.

Russell W. Swansen (1957) 2009

Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017. Currently, Advisory Board member of Twin Bridge Capital Partners, Advisory Board member of Invenshure LLC, and Director of Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.
Robert J. Chersi (1961) 2017

Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and Chairman of the Audit Committee of Brightsphere Investment Group plc since 2016; Advisory Board member of the Pace University Lubin School of Business.

Richard A. Hauser (1943) 2004	Retired; Member, PowerHaus Advisors LLC since 2016; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.
Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.
James A. Nussle (1960) 2011

President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010.

BOARD OF TRUSTEES AND OFFICERS

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Verne O. Sedlacek (1954) 2017

Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Colleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) Trustee, President and Chief Investment Officer	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015.
Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.
Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.
Ted S. Dryden (1965) Chief Compliance Officer	Vice President, Chief Compliance Officer - Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer - Thrivent Funds, Thrivent Financial from 2010 to 2018.
Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.
Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)

Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial from 2002 to 2016.

Kathryn A. Stelter (1962) Vice President

Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.
James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.
Jill M. Forte (1974) Assistant Secretary

Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager - Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013.

John D. Jackson (1977) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017.
Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)

“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.

(3)	Each Trustee, other than Mr. Royal, oversees 58 portfolios. Mr. Royal oversees 59 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees other than Mr. Royal and Mr. Swansen are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

    4321 North Ballard Road, Appleton, WI 54919-0001

    We’re listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money.

•	If you purchased shares of Thrivent Mutual Funds through Thrivent Financial or online at ThriventFunds.com

If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. This report is also available by visiting ThriventFunds.com.

•	If you purchased shares of Thrivent Mutual Funds from a firm other than Thrivent

If you wish to receive an additional copy of this report or wish to revoke householding in the future, please contact your financial advisor. This report is also available by visiting ThriventFunds.com.

The principal underwriter for Thrivent Mutual Funds is Thrivent Distributors, a registered broker/dealer and member of FINRA and SIPC., and a wholly owned subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

23459AR R12-18

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2017 and the fiscal year ended October 31, 2018, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $421,705 and $486,374, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2017 and the fiscal year ended October 31, 2018, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $1,000 and $3,515, respectively. The 2017 payments were for corporate action consultation services. The 2018 payments were for the review of SEC comment letter. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2017 and the fiscal year ended October 31, 2018, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, for tax compliance, tax advice and tax planning services, were $181,489 and $53,293, respectively. These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2017 and the fiscal year ended October 31, 2018, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser for the fiscal year ended October 31, 2017 and the fiscal year ended October 31, 2018, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $3,600 and $23,550, respectively. The 2017 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. The 2018 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc. These figures are also reported in response to Item 4(g) below.

(e)

Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2017 were for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2017 and the fiscal year ended October 31, 2018 were $3,600 and $23,550 for each respective period. These figures are also reported in response to Item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)

Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of Thrivent Aggressive Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Large Cap Stock Fund, Thrivent Limited Maturity Bond Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Municipal Bond Fund, Thrivent Opportunity Income Plus Fund, and Thrivent Partner Worldwide Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Thrivent Aggressive Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Large Cap Stock Fund, Thrivent Limited Maturity Bond Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Municipal Bond Fund, Thrivent Opportunity Income Plus Fund, and Thrivent Partner Worldwide Allocation Fund (twelve of the funds constituting Thrivent Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

December 17, 2018

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Registered Investment Companies (43.8%)	Value
Affiliated Equity Holdings (41.3%)
5,607,856	Thrivent Core International Equity Fund	$52,040,901
4,318,979	Thrivent Core Low Volatility Equity Fund[a]	45,522,035
7,132,168	Thrivent Large Cap Growth Fund, Class S	88,938,129
1,309,878	Thrivent Large Cap Stock Fund, Class S	35,209,517
2,928,782	Thrivent Large Cap Value Fund, Class S	67,069,097
2,601,035	Thrivent Mid Cap Stock Fund, Class S	72,985,049
11,758,230	Thrivent Partner Worldwide Allocation Fund, Class S	116,053,728
1,201,969	Thrivent Small Cap Stock Fund, Class S	31,671,889

	Total	509,490,345

Affiliated Fixed Income Holdings (1.4%)
1,334,731	Thrivent High Yield Fund, Class S	6,193,152
459,914	Thrivent Income Fund, Class S	4,001,251
559,454	Thrivent Limited Maturity Bond Fund, Class S	6,881,281

	Total	17,075,684

Equity Funds/Exchange Traded Funds (1.1%)
4,499	iShares Russell 1000 Growth Index Fund	639,218
6,977	iShares Russell 2000 Growth Index Fund[b]	1,310,908
4,088	iShares Russell 2000 Value Index Fund	495,261
14,015	ProShares Ultra S&P 500[b]	1,536,745
894	ProShares UltraPro S&P 500	40,561
22,806	SPDR S&P 500 ETF Trust	6,171,988
18,456	SPDR S&P Biotech ETF[b]	1,460,054
16,105	SPDR S&P Retail ETF[b]	759,190
11,669	Vanguard REIT ETF	913,916

	Total	13,327,841

	Total Registered Investment Companies (cost $420,967,208)	539,893,870

Shares	Common Stock (37.2%)	Value
Communications Services (1.3%)
1,944	Alphabet, Inc., Class Aa	2,120,088
1,558	Alphabet, Inc., Class Ca	1,677,608
22,065	AT&T, Inc.	676,954
558	Carsales.com, Ltd.	4,836
8,605	CBS Corporation	493,497
43,010	Comcast Corporation	1,640,401
12,879	DISH Network Corporation[a]	395,900
10,783	Facebook, Inc.[a]	1,636,752
610	Hemisphere Media Group, Inc.[a]	8,217
4,852	IAC/InterActiveCorporation[a]	953,855
253	Ipsos SA	6,737
41,994	ITV plc	79,716
22,194	KCOM Group plc	26,127
11,251	Liberty Media Corporation - Liberty SiriusXM[a]	464,329
2,550	Liberty SiriusXM Group[a]	105,162
4,177	Liberty Tripadvisor Holdings, Inc.[a]	60,232
285	Lions Gate Entertainment Corporation	5,070
1,984	Mediaset Espana Comunicacion SA	13,491
2,086	Netflix, Inc.[a]	629,513
28,483	News Corporation, Class A	375,691
11,959	News Corporation, Class B	159,533
1,800	NTT DOCOMO, Inc.	44,638
52,312	ORBCOMM, Inc.[a]	498,533
1,035	ProSiebenSat.1 Media AG	23,900
35	RTL Group SA	2,246
3,229	Seven West Media, Ltd.[a]	1,790
6,996	Telenor ASA	128,274
2,500	TV Asahi Holdings Corporation	46,672
18,325	Twitter, Inc.[a]	636,794
46,914	Verizon Communications, Inc.	2,678,320
595	Wolters Kluwer NV	33,757

	Total	15,628,633

Consumer Discretionary (3.9%)
2,160	Amazon.com, Inc.[a]	3,451,702
18,275	American Axle & Manufacturing Holdings, Inc.[a]	277,232
300	AOKI Holdings, Inc.	3,951
200	Aoyama Trading Company, Ltd.	6,051
4,543	Aptiv plc	348,902
1,090	Ascent Capital Group, Inc.[a]	1,046
500	Autobacs Seven Company, Ltd.	8,047
300	Benesse Holdings, Inc.	8,367
390	Berkeley Group Holdings plc	17,430
362	Booking Holdings, Inc.[a]	678,598
17,560	BorgWarner, Inc.	692,040
4,500	Bridgestone Corporation	173,517
10,212	Bright Horizons Family Solutions, Inc.[a]	1,173,461
4,675	Bunzl plc	137,912
13,184	Burlington Stores, Inc.[a]	2,260,924
1,823	Century Casinos, Inc.[a]	11,376
22,749	Chico’s FAS, Inc.	174,485
22,105	Children’s Place, Inc.	3,302,487
1,710	Chipotle Mexican Grill, Inc.[a]	787,164
400	Chiyoda Company, Ltd.	7,711
169	Cie Generale des Etablissements Michelin	17,301
56,314	Core-Mark Holding Company, Inc.	2,163,021
72,148	Crocs, Inc.[a]	1,481,920
2,629	CSS Industries, Inc.	34,545
2,407	Culp, Inc.	55,722
600	DCM Holdings Company, Ltd.	5,834
600	Denso Corporation	26,763
20,702	Dollar Tree, Inc.[a]	1,745,179
25,699	Duluth Holdings, Inc.[a,b]	789,730
1,735	Emerald Expositions Events, Inc.	25,366
8,855	Expedia Group, Inc.	1,110,683
17,783	Extended Stay America, Inc.	289,507
10,032	Five Below, Inc.[a]	1,141,842
83	Genuine Parts Company	8,127
21,938	G-III Apparel Group, Ltd.[a]	874,449
17,676	Habit Restaurants, Inc.[a]	224,485
23,114	Harley-Davidson, Inc.	883,417
871	Haverty Furniture Companies, Inc.	17,664
7,741	Home Depot, Inc.	1,361,487
5,700	Honda Motor Company, Ltd.	162,710
1,978	Inchcape plc	13,661
4,686	International Speedway Corporation	175,772
6,406	Las Vegas Sands Corporation	326,898
1,066	Laureate Education, Inc.[a]	15,873
434	Liberty Latin America, Ltd.[a]	7,803
7,696	LKQ Corporation[a]	209,870

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (37.2%)	Value
Consumer Discretionary (3.9%) - continued
22,190	Lowe’s Companies, Inc.	$2,112,932
2,475	Lululemon Athletica, Inc.[a]	348,307
2,252	Magna International, Inc.	110,888
3,150	McDonald’s Corporation	557,235
38,088	Michaels Companies, Inc.[a]	603,695
5,371	Modine Manufacturing Company[a]	69,877
449	Next plc	29,828
2,100	NHK Spring Company, Ltd.	17,982
12,131	NIKE, Inc.	910,310
20,900	Nissan Motor Company, Ltd.	190,143
22,920	Norwegian Cruise Line Holdings, Ltd.[a]	1,010,084
60,341	Nutrisystem, Inc.	2,145,726
1,434	O’Reilly Automotive, Inc.[a]	459,955
14,385	Oxford Industries, Inc.	1,279,977
2,484	Peugeot SA	59,046
26,339	Planet Fitness, Inc.[a]	1,292,982
623	Playa Hotels and Resorts NVa	5,352
200	Plenus Company, Ltd.[b]	3,201
7,710	Polaris Industries, Inc.	686,036
4,390	PVH Corporation	530,268
3,175	RHa	367,379
12,567	Ross Stores, Inc.	1,244,133
800	Sangetsu Company, Ltd.	15,387
900	Sankyo Company, Ltd.	34,363
11,800	Sekisui House, Ltd.	173,189
500	SHIMAMURA Company, Ltd.	42,057
20,839	Six Flags Entertainment Corporation	1,122,389
306	SmartCentres Real Estate Investment Trust	6,992
4,505	Stamps.com, Inc.[a]	910,776
1,600	Sumitomo Rubber Industries, Ltd.	22,951
1,246	Super Retail Group, Ltd.	6,390
100	Takara Standard Company, Ltd.	1,544
7,650	Tapestry, Inc.	323,672
31,513	Toll Brothers, Inc.	1,060,728
9,328	Tower International, Inc.	276,948
3,000	Toyoda Gosei Company, Ltd.	64,703
3,579	Ulta Beauty, Inc.[a]	982,507
5,267	Vail Resorts, Inc.	1,323,702
3,707	VF Corporation	307,236
9,426	Wingstop, Inc.	590,256
19,734	Zumiez, Inc.[a]	459,013

	Total	48,452,171

Consumer Staples (1.3%)
5,884	Altria Group, Inc.	382,695
14,113	Archer-Daniels-Midland Company	666,839
500	Arcs Company, Ltd.	12,082
17,315	Casey’s General Stores, Inc.	2,183,595
101,854	Cott Corporation	1,531,884
17,400	CVS Health Corporation	1,259,586
3,672	e.l.f. Beauty, Inc.[a,b]	38,960
3,521	Empire Company, Ltd.	64,057
605	ForFarmers BV	6,814
144	Glanbia plc	2,555
69,624	Hain Celestial Group, Inc.[a]	1,732,245
3,914	Imperial Brands plc	132,578
2,358	Inter Parfums, Inc.	139,098
9,400	Japan Tobacco, Inc.	241,536
10,760	John B. Sanfilippo & Son, Inc.	678,526
3,690	Kimberly-Clark Corporation	384,867
3,588	Koninklijke Ahold Delhaize NV	82,131
10,244	Kroger Company	304,861
156	Loblaw Companies, Ltd.	7,802
2,443	MGP Ingredients, Inc.	173,868
100	Ministop Company, Ltd.	1,846
5,440	Molson Coors Brewing Company	348,160
10,437	Monster Beverage Corporation[a]	551,595
100	NH Foods, Ltd.	3,449
16,684	PepsiCo, Inc.	1,874,948
676	Seneca Foods Corporation[a]	21,382
2,035	SpartanNash Company	36,325
200	Sugi Holdings Company, Ltd.	9,157
81,187	SunOpta, Inc.[a]	602,408
1,446	Swedish Match AB	73,657
27,900	Turning Point Brands, Inc.	1,146,690
2,579	Unilever NV	138,582
3,809	Unilever plc	201,761
10,581	Wal-Mart Stores, Inc.	1,061,063
2,649	Wesfarmers, Ltd.	87,729

	Total	16,185,331

Energy (1.7%)
7,001	Abraxas Petroleum Corporation[a]	12,882
15,936	Anadarko Petroleum Corporation	847,795
46,600	Archrock, Inc.	478,116
1,519	California Resources Corporation[a]	47,605
145,481	Callon Petroleum Company[a]	1,450,446
19,271	Chevron Corporation	2,151,607
4,249	Comstock Resources, Inc.[a]	30,805
4,429	Concho Resources, Inc.[a]	616,030
13,408	Denbury Resources, Inc.[a]	46,258
6,230	Diamondback Energy, Inc.	700,003
314	Eni SPA	5,577
8,000	EQT Corporation	271,760
2,170	Era Group, Inc.[a]	24,564
547	Evolution Petroleum Corporation	5,634
5,288	Exterran Corporation[a]	110,466
19,437	Exxon Mobil Corporation	1,548,740
16,420	Forum Energy Technologies, Inc.[a]	147,123
95	Gaztransport Et Technigaz SA	7,021
60,891	Gran Tierra Energy, Inc.[a]	185,718
19,475	Halliburton Company	675,393
13,614	Helix Energy Solutions Group, Inc.[a]	115,991
1,076	Keane Group, Inc.[a]	13,525
80,355	Marathon Oil Corporation	1,525,941
9,989	Marathon Petroleum Corporation	703,725
4,812	Nabors Industries, Ltd.	23,916
4,764	Newpark Resources, Inc.[a]	39,112
49,097	Nine Energy Service, Inc.[a]	1,818,062
10,922	Northern Oil and Gas, Inc.[a]	32,111
1,175	OMV AG	65,250
5,189	ONEOK, Inc.	340,398
13,031	Parsley Energy, Inc.[a]	305,186
64,906	Patterson-UTI Energy, Inc.	1,080,036
1,145	Petrofac, Ltd.	8,420
4,194	Phillips 66	431,227
3,635	Pioneer Energy Services Corporation[a]	10,796
5,348	Pioneer Natural Resources Company	787,600
284	Royal Dutch Shell plc, Class A	9,048
6,412	Royal Dutch Shell plc, Class B	209,114
8,967	SM Energy Company	218,257
32,017	Talos Energy, Inc.[a]	834,363
27,090	TechnipFMC plc	712,467
6,374	Teekay Tankers, Ltd.	7,075
1,002	Total SAb	58,793
168,372	Transocean, Ltd.[a,b]	1,853,776
14,377	Unit Corporation[a]	332,540
107,010	Weatherford International plc[a,b]	144,464
22,060	WPX Energy, Inc.[a]	353,842

	Total	21,398,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (37.2%)	Value
Financials (6.8%)
585	Aareal Bank AG	$ 21,763
4,902	Affiliated Managers Group, Inc.	557,161
15,510	Aflac, Inc.	668,015
814	AG Mortgage Investment Trust, Inc.	14,082
277	Aircastle, Ltd.	5,382
42	Allianz SE	8,749
11,326	Allstate Corporation	1,084,125
15,450	Ally Financial, Inc.	392,585
4,747	American Express Company	487,659
17,061	American Financial Group, Inc.	1,706,612
8,550	American International Group, Inc.	353,030
8,269	Ameris Bancorp	354,657
85	Anima Holding SPA[c]	355
7,000	Arch Capital Group, Ltd.[a]	198,590
17,907	Argo Group International Holdings, Ltd.	1,103,250
9,950	Arthur J. Gallagher & Company	736,400
57,119	Assured Guaranty, Ltd.	2,283,618
420	ASX, Ltd.	17,640
5,096	Australia and New Zealand Banking Group, Ltd.	93,800
9,802	Axos Financial, Inc.[a]	297,589
3,490	Banca Monte dei Paschi di Siena SPA[a,b]	5,730
102	BancFirst Corporation	5,853
36,582	BancorpSouth Bank	1,049,903
123,399	Bank of America Corporation	3,393,473
637	Bank of Marin Bancorp	54,139
457	Bank of New York Mellon Corporation	21,630
2,420	BankFinancial Corporation	34,170
2,050	Bankinter SA	16,796
5,116	Berkshire Hathaway, Inc.[a]	1,050,213
781	BGC Partners, Inc.	8,271
20,670	Blackstone Group, LP	668,881
7,461	BOK Financial Corporation	639,632
12,812	Boston Private Financial Holdings, Inc.	172,962
41,505	BrightSphere Investment Group	473,157
15,532	Brown & Brown, Inc.	437,692
10,504	CaixaBank SA	42,506
20,559	Capital One Financial Corporation	1,835,919
10,172	Cathay General Bancorp	383,179
13,105	Central Pacific Financial Corporation	354,359
1,584	Cherry Hill Mortgage Investment Corporation	28,369
4,790	Chubb, Ltd.	598,319
4,676	CI Financial Corporation	69,157
4,272	Cincinnati Financial Corporation	335,950
65,194	Citigroup, Inc.	4,267,599
3,155	CNP Assurances	70,317
9,206	Comerica, Inc.	750,841
7,226	Community Trust Bancorp, Inc.	328,855
12,171	Descartes Systems Group, Inc.[a]	372,311
6,665	Direct Line Insurance Group plc	28,008
16,638	Discover Financial Services	1,159,169
6,325	DnB ASA	114,270
27,517	Dynex Capital, Inc.	159,323
20,489	E*TRADE Financial Corporation	1,012,566
15,051	East West Bancorp, Inc.	789,274
3,120	Ellington Residential Mortgage REIT	32,947
5,663	Employers Holdings, Inc.	260,272
12,390	Enterprise Financial Services Corporation	538,346
14,418	Essent Group, Ltd.[a]	568,358
1,230	Euronext NVc	75,685
1,096	FBL Financial Group, Inc.	75,602
46,730	Fifth Third Bancorp	1,261,243
3,391	Financial Institutions, Inc.	96,813
3,878	Finecobank Banca Fineco SPA	40,531
7,338	First American Financial Corporation	325,294
6,148	First Busey Corporation	171,652
8,921	First Commonwealth Financial Corporation	120,434
9,943	First Defiance Financial Corporation	270,648
1,451	First Financial Corporation	66,543
53,734	First Hawaiian, Inc.	1,331,529
27,695	First Interstate BancSystem, Inc.	1,148,235
580	First Merchants Corporation	24,134
360	First Mid-Illinois Bancshares, Inc.	13,421
2,864	First Midwest Bancorp, Inc.	65,757
802	First of Long Island Corporation	16,208
4,585	First Republic Bank	417,189
12,273	FlexiGroup, Ltd.	13,374
1,146	Genworth MI Canada, Inc.[b]	37,615
8,093	Goldman Sachs Group, Inc.	1,823,919
6,999	Great Southern Bancorp, Inc.	378,996
37,626	Hamilton Lane, Inc.	1,444,086
29,562	Hancock Whitney Corporation	1,240,422
886	Hanmi Financial Corporation	18,588
786	Hannover Rueckversicherung SE	105,701
881	Hanover Insurance Group, Inc.	98,126
25,760	Hartford Financial Services Group, Inc.	1,170,019
302	Heartland Financial USA, Inc.	16,048
88,223	Heritage Commerce Corporation	1,280,116
4,851	Hometrust Bancshares, Inc.[a]	132,238
17,930	Horace Mann Educators Corporation	704,290
4,951	Horizon Bancorp, Inc.	82,979
18,392	Houlihan Lokey, Inc.	757,383
82,889	Huntington Bancshares, Inc.	1,187,799
16,554	IBERIABANK Corporation	1,233,107
6,189	Independent Bank Corporation	136,963
4,315	Interactive Brokers Group, Inc.	213,204
25,302	Intercontinental Exchange, Inc.	1,949,266
831	Invesco, Ltd.	18,041
81,082	Investment Technology Group, Inc.	2,228,133
10,072	J.P. Morgan Chase & Company	1,098,049
17,192	Jefferies Financial Group, Inc.	369,112
17,613	Kemper Corporation	1,324,321
135,205	KeyCorp	2,455,323
1,368	Ladder Capital Corporation	23,037
2,639	Lakeland Bancorp, Inc.	43,464
20,282	Loews Corporation	944,330
500	Markel Corporation[a]	546,620
3,388	MarketAxess Holdings, Inc.	710,362
800	Matsui Securities Company, Ltd.	8,154
67,166	Medibank Private, Ltd.	133,175
933	Mercantile Bank Corporation	29,632
27,723	Meridian Bancorp, Inc.	439,132
13,640	MetLife, Inc.	561,832
8,688	MidWestOne Financial Group, Inc.	250,301
7,370	Morgan Stanley	336,514
7,639	National Bank Holdings Corporation	257,893
1,350	National Bank of Canada	61,283
30	National Western Life Group, Inc.	8,078
481	NBT Bancorp, Inc.	17,552
2,133	Old Second Bancorp, Inc.	30,331

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (37.2%)	Value
Financials (6.8%) - continued
8,997	PacWest Bancorp	$365,458
370	Paragon Banking Group plc	2,011
563	Pargesa Holding SA	41,330
78	Park National Corporation	7,129
52,875	PCSB Financial Corporation	989,820
1,913	Peapack-Gladstone Financial Corporation	51,632
590	Peoples Bancorp, Inc.	20,196
12,320	Primerica, Inc.	1,351,997
724	Principal Financial Group, Inc.	34,079
23,011	Provident Financial Services, Inc.	561,468
4,455	Prudential Financial, Inc.	417,790
4,534	QCR Holdings, Inc.	165,174
16,100	Radian Group, Inc.	308,959
1,667	Raymond James Financial, Inc.	127,842
9,949	Sandy Spring Bancorp, Inc.	353,687
61,178	Santander Consumer USA Holdings Inc.	1,147,088
56,744	Seacoast Banking Corporation of Florida[a]	1,492,935
500	Senshu Ikeda Holdings, Inc.	1,537
80,132	SLM Corporation[a]	812,538
16,500	State Auto Financial Corporation	524,535
8,491	State Street Corporation	583,756
22,110	Stifel Financial Corporation	1,010,869
426	Sun Life Financial, Inc.	15,601
6,714	SVB Financial Group[a]	1,592,762
48,115	Synovus Financial Corporation	1,807,199
920	Territorial Bancorp, Inc.	25,061
218	Topdanmark AS	10,362
2,798	TriCo Bancshares	100,784
23,879	TrustCo Bank Corporation	178,854
13,290	U.S. Bancorp	694,668
22,981	United Community Banks, Inc.	571,537
8,002	United Financial Bancorp, Inc.	123,631
460	United Fire Group, Inc.	24,762
200	Univest Corporation of Pennsylvania	4,992
5,649	Unum Group	204,833
1,932	Washington Trust Bancorp, Inc.	99,208
9,604	Wells Fargo & Company	511,221
3,750	Western Alliance Bancorp[a]	180,900
6,604	Wintrust Financial Corporation	502,829
11,706	WSFS Financial Corporation	497,856
49,140	Zions Bancorporations NA	2,312,037

	Total	83,788,531

Health Care (5.5%)
811	ABIOMED, Inc.[a]	276,713
8,457	Aerie Pharmaceuticals, Inc.[a]	449,743
4,115	Aetna, Inc.	816,416
4,902	AmerisourceBergen Corporation	431,376
7,040	Amgen, Inc.	1,357,242
487	Amplifon SPA	8,627
1,681	Ardelyx, Inc.[a]	4,623
4,417	Arena Pharmaceuticals, Inc.[a]	157,510
6,075	Asterias Biotherapeutics, Inc.[a]	6,865
107	Atrion Corporation	72,993
9,000	Baxter International, Inc.	562,590
2,007	Becton, Dickinson and Company	462,614
4,641	Biogen, Inc.[a]	1,412,117
17,208	BioMarin Pharmaceutical, Inc.[a]	1,586,061
1,250	Bio-Techne Corporation	209,650
601	Bruker Corporation	18,829
2,706	Cardinal Health, Inc.	136,924
11,096	Cardiovascular Systems, Inc.[a]	311,243
41,324	Catalent, Inc.[a]	1,667,010
1,861	Charles River Laboratories International, Inc.[a]	226,707
8,096	Concert Pharmaceuticals, Inc.[a]	120,792
10,377	Danaher Corporation	1,031,474
10,780	Dexcom, Inc.[a]	1,431,261
6,138	Edwards Lifesciences Corporation[a]	905,969
2,127	Epizyme, Inc.[a]	17,122
15,793	Evolent Health, Inc.[a]	350,605
10,070	Express Scripts Holding Company[a]	976,488
39,095	GenMark Diagnostics, Inc.[a]	208,376
347	Genomic Health, Inc.[a]	24,883
14,113	Gilead Sciences, Inc.	962,224
9,449	GlaxoSmithKline plc	183,006
14,310	GlaxoSmithKline plc ADR	558,949
65,345	Halozyme Therapeutics, Inc.[a]	1,014,808
4,930	Heska Corporation[a]	494,085
3,117	Hill-Rom Holdings, Inc.	262,077
979	Illumina, Inc.[a]	304,616
9,296	Immunomedics, Inc.[a]	209,439
4,235	Inogen, Inc.[a]	802,829
12,863	Intersect ENT, Inc.[a]	360,936
3,572	Intra-Cellular Therapies, Inc.[a]	60,653
901	Intuitive Surgical, Inc.[a]	469,583
5,980	Jazz Pharmaceuticals, Inc.[a]	949,744
19,511	Johnson & Johnson	2,731,345
600	KYORIN Holdings, Inc.	13,104
27,379	LHC Group, Inc.[a]	2,503,262
65	LNA Sante	3,437
2,111	Magellan Health Services, Inc.[a]	137,342
1,512	Medpace Holdings, Inc.[a]	78,775
28,457	Medtronic plc	2,556,008
29,630	Merck & Company, Inc.	2,181,064
10,820	Merit Medical Systems, Inc.[a]	618,038
300	Miraca Holdings, Inc.	7,303
19,308	Mylan NVa	603,375
33,227	Myriad Genetics, Inc.[a]	1,496,212
16,800	Natera, Inc.[a]	368,928
1,952	National Healthcare Corporation	155,243
13,438	Neurocrine Biosciences, Inc.[a]	1,439,882
12,934	Nevro Corporation[a]	630,662
2,565	Novartis AG	224,623
5,693	Novo Nordisk AS	245,861
11,130	Novocure, Ltd.[a]	368,848
29,844	NuVasive, Inc.[a]	1,676,337
29,843	Omnicell, Inc.[a]	2,109,900
78,006	Optinose, Inc.[a,b]	825,303
13,767	PerkinElmer, Inc.	1,190,570
8,328	Perrigo Company plc	585,458
62,617	Pfizer, Inc.	2,696,288
6,873	Ra Medical Systems, Inc.[a]	73,541
898	Roche Holding AG	218,539
3,434	Sage Therapeutics, Inc.[a]	441,887
29,585	Syneos Health, Inc.[a]	1,349,964
26,953	Tactile Systems Technology, Inc.[a]	1,764,882
12,147	Teleflex, Inc.	2,924,269
7,236	Thermo Fisher Scientific, Inc.	1,690,691
14,087	UnitedHealth Group, Inc.	3,681,637
12,410	Universal Health Services, Inc.	1,508,560
12,875	Valeant Pharmaceuticals International, Inc.[a]	294,580
16,728	Veeva Systems, Inc.[a]	1,528,103
9,219	Vertex Pharmaceuticals, Inc.[a]	1,562,252
6,128	West Pharmaceutical Services, Inc.	649,078
35,450	Wright Medical Group NVa	956,441
16,379	Zoetis, Inc.	1,476,567

	Total	67,443,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (37.2%)	Value
Industrials (5.6%)
4,947	Acco Brands Corporation	$39,922
2,503	ACS Actividades de Construccion y Servicios, SAa	93,716
2,125	Acuity Brands, Inc.	266,985
8,070	Advanced Disposal Services, Inc.[a]	218,616
6,228	AECOM[a]	181,484
2,433	Aegion Corporation[a]	47,103
18,651	Aerojet Rocketdyne Holdings, Inc.[a]	658,753
16,028	AGCO Corporation	898,209
16,342	AMETEK, Inc.	1,096,221
8,769	ASGN, Inc.[a]	588,225
4,132	Atlas Copco AB, Class A	102,150
3,728	Atlas Copco AB, Class B	85,384
3,106	AZZ, Inc.	137,751
5,216	Boeing Company	1,850,950
1,148	Brady Corporation	46,253
4,675	Brink’s Company	310,046
8,153	BWX Technologies, Inc.	476,624
23,624	Casella Waste Systems, Inc.[a]	769,197
8,402	CBIZ, Inc.[a]	186,356
344	CIA De Distribucion Integral	8,305
3,782	Colfax Corporation[a]	106,009
5,676	Comfort Systems USA, Inc.	303,553
10,116	Costamare, Inc.	53,615
8,358	Crane Company	727,480
246	CSW Industrials, Inc.[a]	11,323
24,017	CSX Corporation	1,653,811
197	Cummins, Inc.	26,928
5,563	Curtiss-Wright Corporation	608,926
18,650	Delta Air Lines, Inc.	1,020,715
7,930	Dycom Industries, Inc.[a]	538,288
14,155	EMCOR Group, Inc.	1,004,722
11,202	Emerson Electric Company	760,392
22,531	Encore Wire Corporation	995,870
275	Ennis, Inc.	5,324
1,042	ESCO Technologies, Inc.	63,791
129,303	Euronav NV	1,189,588
5,987	Federal Signal Corporation	131,654
209	Ferguson plc	14,091
3,178	Forrester Research, Inc.	128,010
7,820	Fortune Brands Home and Security, Inc.	350,571
750	Franklin Electric Company, Inc.	31,815
4,916	General Dynamics Corporation	848,403
13,813	Genesee & Wyoming, Inc.[a]	1,094,404
661	Global Brass and Copper Holdings, Inc.	20,901
440	GMS, Inc.[a]	7,234
2,852	Gorman-Rupp Company	98,394
13,523	Granite Construction, Inc.	618,272
5,692	GWA Group, Ltd.	11,131
18,530	Healthcare Services Group, Inc.[b]	752,133
13,240	Heico Corporation	1,109,909
1,800	Hino Motors, Ltd.	17,230
500	Hitachi Zosen Corporation	1,900
145	Hochtief AG	21,487
20,353	Honeywell International, Inc.	2,947,521
2,929	Hubbell, Inc.	297,879
3,435	Huntington Ingalls Industries, Inc.	750,479
796	Hyster-Yale Materials Handling, Inc.	48,118
936	ICF International, Inc.	68,927
1,848	Illinois Tool Works, Inc.	235,749
700	Inaba Denki Sangyo Company, Ltd.	28,184
15,309	Ingersoll-Rand plc	1,468,745
16,866	Interface, Inc.	274,747
1,789	Jacobs Engineering Group, Inc.	134,336
8,789	JB Hunt Transport Services, Inc.	972,151
2,533	Kadant, Inc.	250,007
7,193	KAR Auction Services, Inc.	409,569
85,751	KeyW Holding Corporation[a]	671,430
4,260	Kforce, Inc.	131,293
8,801	Kirby Corporation[a]	633,144
7,737	Korn/Ferry International	349,248
5,260	L3 Technologies, Inc.	996,612
11,186	Lincoln Electric Holdings, Inc.	905,059
10,931	Lindsay Corporation	1,045,222
1,595	Lockheed Martin Corporation	468,691
13,490	Masco Corporation	404,700
3,689	Masonite International Corporation[a]	204,334
15,720	Mercury Systems, Inc.[a]	736,639
8,088	Milacron Holdings Corporation[a]	113,232
500	Mitsuboshi Belting, Ltd.	12,283
451	Monadelphous Group, Ltd.	4,615
2,971	Moog, Inc.	212,575
139,604	MRC Global, Inc.[a]	2,209,931
3,603	Mueller Industries, Inc.	87,733
2,215	National Express Group plc	11,318
20,231	NCI Building Systems, Inc.[a]	247,830
101,296	Nexeo Solutions, Inc.[a]	1,058,543
1,800	Nitto Kogyo Corporation	31,349
905	Nobina ABc	6,039
6,444	Norfolk Southern Corporation	1,081,497
667	Northgate plc	3,212
6,226	Old Dominion Freight Line, Inc.	811,995
104	Orion Group Holdings, Inc.[a]	491
18,232	Oshkosh Corporation	1,023,545
5,130	PageGroup plc	32,883
1,740	Parker Hannifin Corporation	263,836
65,683	Primoris Services Corporation	1,390,509
1,282	Radiant Logistics, Inc.[a]	6,974
10,519	Raven Industries, Inc.	457,366
3,215	Regal-Beloit Corporation	230,516
5,937	RELX plc	117,414
4,275	RELX plc	84,591
3,392	Resideo Technologies, Inc.[a]	71,402
1,028	Resources Connection, Inc.	16,777
12,294	Ritchie Brothers Auctioneers, Inc.	413,201
158	Rockwool International AS	53,982
5,287	Roper Industries, Inc.	1,495,692
732	Rush Enterprises, Inc.	25,906
1,077	Sandvik AB	17,026
475	Schindler Holding AG, Participation Certificate	100,161
729	Schneider Electric SE	52,715
6	SGS SA	14,250
300	ShinMaywa Industries, Ltd.	3,693
19,790	SiteOne Landscape Supply, Inc.[a]	1,346,512
4,613	SKF AB	73,956
675	Smiths Group plc	12,032
42,420	Southwest Airlines Company	2,082,822
1,790	SP Plus Corporation[a]	57,208
289	Spirax-Sarco Engineering plc	23,871
5,162	SPX Corporation[a]	151,350
1,577	SPX FLOW, Inc.[a]	53,981
3,479	Standex International Corporation	282,217
9,300	Sumitomo Electric Industries, Ltd.	126,830
200	Taikisha, Ltd.	5,644
23,052	Terex Corporation	769,706

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (37.2%)	Value
Industrials (5.6%) - continued
700	Toppan Forms Company, Ltd.	$6,363
3,300	Toppan Printing Company, Ltd.	46,654
33,591	TPI Composites, Inc.[a]	848,509
1,086	Transcontinental, Inc.	17,877
1,230	TransDigm Group, Inc.[a]	406,208
7,714	TransUnion	507,196
9,771	TriMas Corporation[a]	287,756
500	Tsubakimoto Chain Company	19,198
360	UniFirst Corporation	53,748
12,880	United Continental Holdings, Inc.[a]	1,101,369
5,228	United Parcel Service, Inc.	556,991
7,881	United Rentals, Inc.[a]	946,272
11,420	United Technologies Corporation	1,418,478
39,229	Univar, Inc.[a]	965,818
2,896	Universal Truckload Services, Inc.	78,684
7,281	Valmont Industries, Inc.	905,101
16,715	Verisk Analytics, Inc.[a]	2,003,126
1,376	Vinci SAb	122,463
6,158	WABCO Holdings, Inc.[a]	661,677
14,595	WageWorks, Inc.[a]	581,027
40,662	Waste Connections, Inc.	3,108,203
2,763	Watsco, Inc.	409,421
22,853	Willdan Group, Inc.[a]	690,161
2,823	XPO Logistics, Inc.[a]	252,320
400	Yuasa Trading Company, Ltd.	13,122

	Total	69,581,861

Information Technology (7.9%)
3,668	2U, Inc.[a]	230,754
6,954	Activision Blizzard, Inc.	480,174
1,307	Adobe, Inc.[a]	321,208
52,966	Advanced Micro Devices, Inc.[a]	964,510
30,130	Agilent Technologies, Inc.	1,952,123
19,457	Akamai Technologies, Inc.[a]	1,405,768
3,370	Alliance Data Systems Corporation	694,827
1,487	Amadeus IT Holding SA	119,739
6,907	Ambarella, Inc.[a,b]	240,225
1,626	American Software, Inc.	18,715
33,163	Amphenol Corporation	2,968,089
944	ANSYS, Inc.[a]	141,175
18,983	Apple, Inc.	4,154,619
9,324	Applied Materials, Inc.	306,573
6,654	Arista Networks, Inc.[a]	1,532,749
9,401	Arrow Electronics, Inc.[a]	636,542
2,001	Atkore International Group, Inc.[a]	38,539
5,290	Atlassian Corporation plc[a]	401,564
4,040	Autodesk, Inc.[a]	522,170
7,084	Automatic Data Processing, Inc.	1,020,663
11,764	Belden, Inc.	635,844
9,735	Benchmark Electronics, Inc.	212,515
38,579	Blackline, Inc.[a]	1,789,294
41,636	Booz Allen Hamilton Holding Corporation	2,062,647
3,300	Canon, Inc.	93,995
1,264	Capgemini SA	154,340
3,947	CDW Corporation	355,270
7,600	CEVA, Inc.[a]	187,264
3,187	CGI Group, Inc.[a]	196,820
74,078	Ciena Corporation[a]	2,315,678
121,427	Cisco Systems, Inc.	5,555,285
7,509	Cognex Corporation	321,686
1,158	Cognizant Technology Solutions Corporation	79,937
8,699	CoreLogic, Inc.[a]	353,353
223	CSG Systems International, Inc.	7,827
52,992	Dolby Laboratories, Inc.	3,646,380
1,444	Endurance International Group Holdings, Inc.[a]	14,252
5,028	Envestnet, Inc.[a]	261,557
3,640	Euronet Worldwide, Inc.[a]	404,695
18,071	EVERTEC, Inc.	471,292
495	ExlService Holdings, Inc.[a]	31,730
1,446	Fidelity National Information Services, Inc.	150,529
12,988	Fiserv, Inc.[a]	1,029,948
31,783	Flextronics International, Ltd.[a]	249,814
30,450	FLIR Systems, Inc.	1,410,140
17,167	Fortinet, Inc.[a]	1,410,784
15,470	Global Payments, Inc.	1,767,138
22,681	Guidewire Software, Inc.[a]	2,017,929
868	Halma plc	14,730
21,486	Keysight Technologies, Inc.[a]	1,226,421
6,800	Konica Minolta Holdings, Inc.	67,309
84	Kulicke and Soffa Industries, Inc.	1,708
5,270	Lam Research Corporation	746,917
37,358	M/A-COM Technology Solutions Holdings, Inc.[a]	525,627
1,004	ManTech International Corporation	57,509
14,828	MasterCard, Inc.	2,931,051
6,790	Maxim Integrated Products, Inc.	339,636
48,261	Microsoft Corporation	5,154,757
514	MicroStrategy, Inc.[a]	64,749
2,344	MoneyGram International, Inc.[a]	9,939
21,164	Monolithic Power Systems, Inc.	2,499,892
1,895	Monotype Imaging Holdings, Inc.	33,219
34,630	National Instruments Corporation	1,695,831
1,000	NEC Networks & System Integration Corporation	21,796
16,745	New Relic, Inc.[a]	1,494,491
7,452	Nice, Ltd. ADR[a]	789,465
5,831	Novanta, Inc.[a]	339,423
2,810	NVIDIA Corporation	592,432
46,536	Oracle Corporation	2,272,818
6,090	Palo Alto Networks, Inc.[a]	1,114,714
14,786	PayPal Holdings, Inc.[a]	1,244,833
8,920	Pegasystems, Inc.	477,398
25,571	Plexus Corporation[a]	1,493,346
18,076	Proofpoint, Inc.[a]	1,644,012
28,506	Q2 Holdings, Inc.[a]	1,517,374
57,632	Quantenna Communications, Inc.[a]	1,035,071
10,115	Red Hat, Inc.[a]	1,736,139
12,276	Rogers Corporation[a]	1,510,685
5,604	Rudolph Technologies, Inc.[a]	116,507
300	Ryoyo Electro Corporation	4,302
50,284	SailPoint Technologies Holdings, Inc.[a]	1,309,395
10,895	Salesforce.com, Inc.[a]	1,495,230
1,831	ScanSource, Inc.[a]	71,189
72,094	Sequans Communications SA ADR[a,b]	75,699
7,729	ServiceNow, Inc.[a]	1,399,258
5,100	Shinko Electric Industries Company, Ltd.	35,507
515	Silicon Laboratories, Inc.[a]	41,988
29	Siltronic AG	2,656
5,807	SS&C Technologies Holdings, Inc.	297,086
24,601	Synopsys, Inc.[a]	2,202,528
8,048	Teradata Corporation[a]	292,947
9,234	Teradyne, Inc.	318,111
18,790	Texas Instruments, Inc.	1,744,276
100	Tokyo Seimitsu Company, Ltd.	2,405
317	Trimble, Inc.[a]	11,849
7,890	Tyler Technologies, Inc.[a]	1,669,997
1,269	Ultimate Software Group, Inc.[a]	338,354

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (37.2%)	Value
Information Technology (7.9%) - continued
4,127	Universal Display Corporation[b]	$507,662
9,354	Verint Systems, Inc.[a]	427,197
969	VeriSign, Inc.[a]	138,121
48,833	Virtusa Corporation[a]	2,421,629
11,139	Visa, Inc.	1,535,511
25,110	Xilinx, Inc.	2,143,641
15,722	Zix Corporation[a]	105,966
15,432	Zuora, Inc.[a]	315,121

	Total	97,016,093

Materials (1.3%)
11,490	Alcoa Corporation[a]	402,035
6,080	Balchem Corporation	569,392
7,075	Ball Corporation	316,960
2,384	BASF SE	182,944
6,994	BHP Billiton plc	139,521
4,019	BHP Billiton, Ltd.	92,733
164	Canfor Corporation[a]	2,356
15,375	Celanese Corporation	1,490,452
12,820	CF Industries Holdings, Inc.	615,745
685	Coeur Mining, Inc.[a]	3,274
4,417	Continental Building Products, Inc.[a]	122,837
4,000	Daicel Corporation	42,316
8,325	Eastman Chemical Company	652,264
2,530	Evonik Industries AG	78,267
6,790	Ferroglobe Representation & Warranty Insurance Trust[a,d]	1
9,406	Freeport-McMoRan, Inc.	109,580
137	Fuchs Petrolub SE	6,342
1,861	Granges AB	19,675
242	Hexpol AB	2,239
300	Hitachi Chemical Company, Ltd.	4,729
400	Hokuetsu Corporation	1,911
4,915	Innospec, Inc.	328,912
2,987	International Paper Company	135,490
700	JSR Corporation	10,432
177	Koppers Holdings, Inc.[a]	4,735
4,100	Kuraray Company, Ltd.	56,316
1,800	Kyoei Steel, Ltd.	32,607
5,600	Martin Marietta Materials, Inc.	959,168
8,470	Mercer International, Inc.	128,829
1,445	Methanex Corporation	93,535
3,050	Minerals Technologies, Inc.	166,987
2,733	Mondi plc	64,359
4,577	Myers Industries, Inc.	72,591
7,846	Newmont Mining Corporation	242,598
1,800	Nippon Kayaku Company, Ltd.	21,422
1,300	Nippon Light Metal Holdings Company, Ltd.	2,741
6,300	Nippon Steel & Sumitomo Metal Corporation	116,211
6,533	Nucor Corporation	386,231
588	Olympic Steel, Inc.	11,090
19,688	OMNOVA Solutions, Inc.[a]	145,494
18,320	Owens-Illinois, Inc.[a]	287,074
1,706	Packaging Corporation of America	156,628
10,907	Reliance Steel & Aluminum Company	860,780
12	Rio Tinto, Ltd.	653
13,940	RPM International, Inc.	852,710
2,803	Ryerson Holding Corporation[a]	25,732
4,912	Sandfire Resources NL	23,226
6,857	Schweitzer-Mauduit International, Inc.	218,875
20,155	Scotts Miracle-Gro Company	1,345,145
23,050	Sensient Technologies Corporation	1,495,023
2,310	Sonoco Products Company	126,080
729	SSAB AB, Class A	2,910
12,244	Steel Dynamics, Inc.	484,862
478	Stepan Company	39,478
500	Taiheiyo Cement Corporation	14,713
200	Taiyo Holdings Company, Ltd.	7,146
1,200	Toagosei Company, Ltd.	12,322
4,756	Trinseo SA	256,253
100	Ube Industries, Ltd.	2,178
6,654	United States Lime & Minerals, Inc.	499,117
4,916	UPM-Kymmene Oyj	158,042
20,563	WestRock Company	883,592
4,469	Worthington Industries, Inc.	187,162
300	Yamato Kogyo Company, Ltd.	7,906

	Total	15,782,928

Real Estate (1.2%)
2,650	Alexandria Real Estate Equities, Inc.	323,909
5,965	Americold Realty Trust	147,634
4,396	Ares Commercial Real Estate Corporation	63,610
23,377	Armada Hoffler Properties, Inc.	350,187
482	Artis Real Estate Investment Trust	4,101
5,742	Ashford Hospitality Trust, Inc.	29,571
1,014	Bluerock Residential Growth REIT, Inc.	9,603
43,886	Brixmor Property Group, Inc.	710,953
3,760	Camden Property Trust	339,415
12,688	Catchmark Timber Trust, Inc.	112,289
35,826	Cedar Realty Trust, Inc.	135,064
8,339	Chatham Lodging Trust	162,610
2,525	City Office REIT, Inc.	27,825
47,839	Cousins Properties, Inc.	397,542
1,932	Crown Castle International Corporation	210,086
13,179	CyrusOne, Inc.	701,518
900	Daito Trust Construction Company, Ltd.	118,655
2,790	Digital Realty Trust, Inc.	288,095
30,230	Douglas Emmett, Inc.	1,094,024
11,980	Duke Realty Corporation	330,289
9,541	Empire State Realty Trust, Inc.	151,320
3,360	Franklin Street Properties Corporation	23,386
494	Gaming and Leisure Properties, Inc.	16,643
1,024	Getty Realty Corporation	27,474
683	Gladstone Commercial Corporation	12,970
1,000	Hang Lung Properties, Ltd.	1,813
19,139	Highwoods Properties, Inc.	816,087
200	Hitachi High-Technologies Corporation	7,506
9,405	Hospitality Properties Trust	240,956
17,248	Host Hotels & Resorts, Inc.	329,609
53,309	Hudson Pacific Properties, Inc.	1,615,263
11,000	Hysan Development Company, Ltd.	51,587
37,295	Monmouth Real Estate Investment Corporation	557,933
10,792	National Storage Affiliates Trust	287,391
2,887	One Liberty Properties, Inc.	74,860
741	Outfront Media, Inc.	13,130
3,663	Paramount Group, Inc.	52,344
25,594	Physicians Realty Trust	424,349
1,083	Quebecor, Inc.	21,241
777	RE/MAX Holdings, Inc.	29,052
34,451	Retail Properties of America, Inc.	422,714
3,000	Road King Infrastructure, Ltd.	4,644
1,000	Saul Centers, Inc.	47,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (37.2%)	Value
Real Estate (1.2%) - continued
7,759	SBA Communications Corporation[a]	$1,258,277
30,470	Spirit Realty Capital, Inc.	238,275
346	St. Joe Company[a]	5,256
1,000	Swire Pacific, Ltd.	10,389
23,185	Terreno Realty Corporation	867,815
11,991	Urstadt Biddle Properties, Inc.	238,741
40,689	Weyerhaeuser Company	1,083,548
7,800	Wing Tai Holdings, Ltd.	10,871

	Total	14,500,184

Utilities (0.7%)
1,166	ALLETE, Inc.	86,284
1,675	Artesian Resources Corporation	61,288
35,792	Clearway Energy, Inc., Class A	695,081
4,054	Clearway Energy, Inc., Class C	79,499
1,310	Consolidated Water Company, Ltd.	16,113
8,200	Edison International, Inc.	568,998
4,768	Enagas SA	126,416
4,550	Entergy Corporation	381,973
180	IDACORP, Inc.	16,787
24,692	MDU Resources Group, Inc.	616,312
899	Middlesex Water Company	40,455
11,773	New Jersey Resources Corporation	530,962
3,205	NorthWestern Corporation	188,326
4,900	Osaka Gas Company, Ltd.	89,602
31,456	PG&E Corporation[a]	1,472,455
20,035	PNM Resources, Inc.	769,544
5,126	Portland General Electric Company	231,080
8,120	Public Service Enterprise Group, Inc.	433,852
7,667	Southwest Gas Holdings, Inc.	592,429
840	Spire, Inc.	60,967
22,739	UGI Corporation	1,206,531
612	Unitil Corporation	29,076

	Total	8,294,030

	Total Common Stock (cost $397,868,594)	458,072,271

Principal Amount	Long-Term Fixed Income (2.9%)	Value
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$31,867	2.731%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[e]	15,628
	Sequoia Mortgage Trust
74,598	3.984%, 9/20/2046, Ser. 2007-1, Class 4A1[e]	61,824
	WaMu Mortgage Pass Through Certificates
32,756	3.867%, 9/25/2036, Ser. 2006-AR10, Class 1A2[e]	31,664
50,515	3.876%, 10/25/2036, Ser. 2006-AR12, Class 1A1[e]	48,916

	Total	158,032

Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,685,000	4.000%, 11/1/2048[f]	1,685,584
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,325,000	3.500%, 11/1/2048[f]	5,183,763
4,900,000	4.000%, 11/1/2048[f]	4,899,979
3,945,000	4.500%, 11/1/2048[f]	4,039,079
475,000	5.000%, 11/1/2048[f]	495,670

	Total	16,304,075

U.S. Government and Agencies (1.6%)
	U.S. Treasury Bonds
950,000	2.250%, 11/15/2027	883,982
4,500,000	2.875%, 5/15/2028	4,400,156
2,291,000	2.500%, 5/15/2046	1,924,351
	U.S. Treasury Bonds, TIPS
1,700,737	0.375%, 7/15/2027	1,600,487
	U.S. Treasury Notes
3,100,000	0.750%, 2/15/2019	3,085,688
340,000	1.000%, 10/15/2019	334,568
575,000	1.500%, 10/31/2019	568,082
675,000	1.750%, 11/30/2019	667,934
1,430,000	1.125%, 8/31/2021	1,360,343
410,000	2.000%, 11/30/2022	394,817
500,000	2.125%, 7/31/2024	476,289
3,000,000	2.250%, 11/15/2024	2,869,453
1,740,000	2.125%, 11/30/2024	1,651,980

	Total	20,218,130

	Total Long-Term Fixed Income (cost $37,485,454)	36,680,237

Shares	Collateral Held for Securities Loaned (0.7%)	Value
9,152,537	Thrivent Cash Management Trust	9,152,537

	Total Collateral Held for Securities Loaned (cost $9,152,537)	9,152,537

Shares or Principal Amount	Short-Term Investments (17.4%)	Value
	Federal Home Loan Bank Discount Notes
150,000	2.030%, 11/2/2018[g,h]	149,991
1,600,000	2.085%, 11/23/2018[g,h]	1,597,869
6,500,000	2.100%, 11/28/2018[g,h]	6,489,372
400,000	2.110%, 11/30/2018[g,h]	399,298
200,000	2.250%, 1/4/2019[g,h]	199,182
700,000	2.270%, 1/11/2019[g,h]	696,825
8,700,000	2.240%, 1/16/2019[g,h]	8,657,753
2,250,000	2.285%, 1/18/2019[g,h]	2,238,788
	Thrivent Core Short-Term Reserve Fund
19,361,484	2.430%	193,614,838

	Total Short-Term Investments (cost $214,045,659)	214,043,916

	Total Investments (cost $1,079,519,452) 102.0%	$1,257,842,831

	Other Assets and Liabilities, Net (2.0%)	(24,802,532)

	Total Net Assets 100.0%	$1,233,040,299

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $82,079 or 0.0% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$8,979,336

Total lending	$8,979,336
Gross amount payable upon return of collateral for securities loaned	$9,152,537

Net amounts due to counterparty	$173,201

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (16.6%)[a]	Value
Basic Materials (1.1%)
	Ball Metalpack Finco, LLC, Term Loan
$179,550	6.802%, (LIBOR 1M + 4.500%), 7/31/2025[b]	$180,448
	Big River Steel, LLC, Term Loan
341,550	7.386%, (LIBOR 3M + 5.000%), 8/23/2023[b]	344,965
	CONSOL Energy, Inc., Term Loan
337,450	8.310%, (LIBOR 1M + 6.000%), 11/28/2022[b]	344,763
	Contura Energy, Inc., Term Loan
599,566	7.300%, (LIBOR 2M + 5.000%), 3/17/2024[b]	596,568
895,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[b,c,d]	890,525
	Pixelle Specialty Solutions, LLC, Term Loan
480,000	0.000%, (LIBOR 3M + 6.000%), 10/31/2024[b,c,d]	468,600
	Starfruit US Holdco, LLC, Term Loan
300,000	5.506%, (LIBOR 1M + 3.250%), 10/1/2025[b]	298,875
	Tronox Blocked Borrower, LLC, Term Loan
235,546	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	235,214
	Tronox Finance, LLC, Term Loan
543,567	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	542,800

	Total	3,902,758

Capital Goods (0.9%)
	Advanced Disposal Services, Inc., Term Loan
308,903	4.460%, (LIBOR 1W + 2.250%), 11/10/2023[b]	308,711
	Flex Acquisition Company, Inc. Term Loan
743,137	5.506%, (LIBOR 1M + 3.250%), 6/22/2025[b]	743,539
	GFL Environmental, Inc., Term Loan
735,000	0.000%, (LIBOR 3M + 3.000%), 5/31/2025[b,c,d]	723,056
27,072	5.136%, (LIBOR 3M + 2.750%), 5/31/2025[b]	26,632
217,383	5.136%, (LIBOR 3M + 2.750%), 5/31/2025[b]	213,851
	Navistar, Inc., Term Loan
645,125	5.780%, (LIBOR 1M + 3.500%), 11/6/2024[b]	645,660
	Sotera Health Holdings, LLC, Term Loan
558,275	5.302%, (LIBOR 1M + 3.000%), 5/15/2022[b]	558,738

	Total	3,220,187

Communications Services (4.6%)
	Altice France SA, Term Loan
280,725	5.052%, (LIBOR 1M + 2.750%), 7/31/2025[b]	270,462
1,040,000	6.280%, (LIBOR 1M + 4.000%), 1/31/2026[b]	1,017,255
	Altice US Finance I Corporation, Term Loan
390,062	4.552%, (LIBOR 1M + 2.250%), 7/28/2025[b]	389,169
	CBS Radio, Inc., Term Loan
104,213	5.037%, (LIBOR 1M + 2.750%), 11/17/2024[b]	103,639
	Cengage Learning, Inc., Term Loan
771,235	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b]	713,632
	CenturyLink, Inc., Term Loan
1,486,107	5.052%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,469,388
	Charter Communications Operating, LLC, Term Loan
625,275	4.310%, (LIBOR 1M + 2.000%), 4/30/2025[b]	625,200
	CSC Holdings, LLC, Term Loan
517,125	4.530%, (LIBOR 1M + 2.250%), 7/17/2025[b]	515,465
	Frontier Communications Corporation, Term Loan
756,684	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b]	730,957
	Gray Television, Inc., Term Loan
301,384	4.515%, (LIBOR 1M + 2.250%), 2/7/2024[b]	301,170
	HCP Acquisition, LLC, Term Loan
519,604	5.302%, (LIBOR 1M + 3.000%), 5/16/2024[b]	518,565
	Intelsat Jackson Holdings SA, Term Loan
505,000	6.045%, (LIBOR 1M + 3.750%), 11/27/2023[b]	505,000
	Level 3 Parent, LLC, Term Loan
1,000,000	4.530%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,000,470
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
785,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	769,441
160,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,e]	147,200
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,249,904	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[b,c,d]	1,197,570
	Mediacom Illinois, LLC, Term Loan
288,550	3.970%, (LIBOR 1W + 1.750%), 2/15/2024[b]	287,650
	NEP/NCP Holdco, Inc., Term Loan
375,000	0.000%, (LIBOR 3M + 3.250%), 10/22/2025[b,c,d]	376,313
	Sable International Finance, Ltd., Term Loan
1,440,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[b]	1,438,387
	Sprint Communications, Inc., Term Loan
1,157,375	4.813%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,156,287

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (16.6%)[a]	Value
Communications Services (4.6%) - continued
	Syniverse Holdings, Inc., Term Loan
$174,125	7.280%, (LIBOR 1M + 5.000%), 3/9/2023[b]	$174,996
	Unitymedia Finance, LLC, Term Loan
630,000	4.530%, (LIBOR 1M + 2.250%), 1/15/2026[b]	628,778
	Univision Communications, Inc., Term Loan
889,502	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b]	852,667
	Virgin Media Bristol, LLC, Term Loan
800,000	4.780%, (LIBOR 1M + 2.500%), 1/15/2026[b]	799,080
	WideOpenWest Finance, LLC, Term Loan
485,100	5.540%, (LIBOR 1M + 3.250%), 8/19/2023[b]	466,909
	Windstream Services, LLC, Term Loan
398,071	6.290%, (LIBOR 1M + 4.000%), 3/30/2021[b]	372,622

	Total	16,828,272

Consumer Cyclical (1.9%)
	Boyd Gaming Corporation, Term Loan
241,566	4.467%, (LIBOR 1W + 2.250%), 9/15/2023[b]	241,658
	Burlington Coat Factory Warehouse Corporation, Term Loan
529,338	4.790%, (LIBOR 1M + 2.500%), 11/17/2024[b]	529,338
	Eldorado Resorts, Inc., Term Loan
174,854	4.563%, (LIBOR 1M + 2.250%), 4/17/2024[b]	174,800
	Four Seasons Hotels, Ltd., Term Loan
481,326	4.302%, (LIBOR 1M + 2.000%), 11/30/2023[b]	481,066
	Golden Entertainment, Inc., Term Loan
863,475	5.300%, (LIBOR 1M + 3.000%), 10/20/2024[b]	863,475
135,000	9.310%, (LIBOR 1M + 7.000%), 10/20/2025[b]	135,675
	Men’s Warehouse, Inc., Term Loan
390,000	5.506%, (LIBOR 3M + 3.250%), 4/9/2025[b]	391,708
	Mohegan Gaming and Entertainment, Term Loan
732,608	6.302%, (LIBOR 1M + 4.000%), 10/13/2023[b]	686,300
	Neiman Marcus Group, Ltd., LLC, Term Loan
282,773	5.531%, (LIBOR 1M + 3.250%), 10/25/2020[b]	257,165
	Scientific Games International, Inc., Term Loan
1,343,250	5.046%, (LIBOR 1M + 2.750%), 8/14/2024[b]	1,329,334
	Seminole Hard Rock Entertainment, Inc., Term Loan
583,526	5.146%, (LIBOR 3M + 2.750%), 5/14/2020[b]	584,255
	Stars Group Holdings BV, Term Loan
907,725	5.886%, (LIBOR 3M + 3.500%), 7/10/2025[b]	911,002
	Tenneco, Inc., Term Loan
580,000	5.052%, (LIBOR 1M + 2.750%), 10/1/2025[b]	578,069

	Total	7,163,845

Consumer Non-Cyclical (3.0%)
	Air Medical Group Holdings, Inc., Term Loan
1,508,600	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[b]	1,462,588
	Albertson’s, LLC, Term Loan
911,461	5.052%, (LIBOR 1M + 2.750%), 8/25/2021[b]	909,702
593,679	5.311%, (LIBOR 3M + 3.000%), 6/22/2023[b]	590,711
1,195,000	0.000%, (LIBOR 3M + 3.000%), 10/29/2025[b,c,d]	1,184,795
	Amneal Pharmaceuticals, LLC, Term Loan
543,512	5.813%, (LIBOR 1M + 3.500%), 5/4/2025[b]	546,093
	Bausch Health Companies, Inc., Term Loan
999,375	5.274%, (LIBOR 1M + 3.000%), 6/1/2025[b]	999,145
	CHS/Community Health Systems, Inc., Term Loan
468,895	5.563%, (LIBOR 3M + 3.250%), 1/27/2021[b]	458,453
	Endo International plc, Term Loan
836,472	6.563%, (LIBOR 1M + 4.250%), 4/27/2024[b]	839,433
	Energizer Holdings, Inc., Term Loan
570,000	0.000%, (LIBOR 3M + 2.250%), 6/21/2025[b,c,d]	570,359
	Grifols Worldwide Operations USA, Inc., Term Loan
482,650	4.467%, (LIBOR 1W + 2.250%), 1/31/2025[b]	482,867
	JBS USA LUX SA, Term Loan
970,225	4.844%, (LIBOR 3M + 2.500%), 10/30/2022[b]	969,740
	Libbey Glass, Inc., Term Loan
242,645	5.281%, (LIBOR 1M + 3.000%), 4/9/2021[b]	241,735
	Northriver Midstream Finance LP, Term Loan
480,000	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b,c,d]	482,002
	Ortho-Clinical Diagnostics SA, Term Loan
1,093,950	5.544%, (LIBOR 1M + 3.250%), 6/1/2025[b]	1,089,848
	Revlon Consumer Products Corporation, Term Loan
441,542	5.813%, (LIBOR 3M + 3.500%), 9/7/2023[b]	322,449

	Total	11,149,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (16.6%)[a]	Value
Energy (1.1%)
	BCP Raptor II, LLC, Term Loan
$360,000	0.000%, (LIBOR 3M + 4.750%), 10/22/2025[b,c,d,e]	$357,300
	Calpine Corporation, Term Loan
489,936	4.890%, (LIBOR 3M + 2.500%), 1/15/2024[b]	488,050
	Consolidated Energy Finance SA, Term Loan
344,137	4.784%, (LIBOR 1M + 2.500%), 5/7/2025[b,e]	342,417
	GIP III Stetson I, LP, Term Loan
425,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	425,531
	HFOTCO, LLC, Term Loan
867,825	5.060%, (LIBOR 1M + 2.750%), 6/26/2025[b]	869,630
	MEG Energy Corporation, Term Loan
58,275	5.810%, (LIBOR 1M + 3.500%), 12/31/2023[b]	58,336
	Pacific Drilling SA, Term Loan
521,838	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	233,955
	Radiate Holdco, LLC, Term Loan
1,300,101	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,288,959

	Total	4,064,178

Financials (1.7%)
	Air Methods Corporation, Term Loan
919,516	5.886%, (LIBOR 3M + 3.500%), 4/21/2024[b]	828,714
	Avolon TLB Borrower 1 US, LLC, Term Loan
997,500	4.280%, (LIBOR 1M + 2.000%), 1/15/2025[b]	994,338
	Cyxtera DC Holdings, Inc., Term Loan
158,000	5.280%, (LIBOR 1M + 3.000%), 5/1/2024[b]	157,407
85,000	9.530%, (LIBOR 1M + 7.250%), 5/1/2025[b]	84,044
	Digicel International Finance, Ltd., Term Loan
808,874	5.570%, (LIBOR 3M + 3.250%), 5/10/2024[b]	773,825
	DJO Finance, LLC, Term Loan
128,424	5.599%, (LIBOR 1M + 3.250%), 6/7/2020[b]	128,130
	Genworth Holdings, Inc., Term Loan
149,250	6.831%, (LIBOR 2M + 4.500%), 3/7/2023[b]	152,142
	GGP Nimbus LP, Term Loan
905,000	4.795%, (LIBOR 1M + 2.500%), 8/24/2025[b]	889,651
	INEOS U.S. Finance, LLC, Term Loan
1,101,675	4.302%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,099,097
	MoneyGram International, Inc., Term Loan
539,946	5.552%, (LIBOR 1M + 3.250%), 3/28/2020[b,e]	512,949
	Trans Union, LLC, Term Loan
519,750	4.302%, (LIBOR 1M + 2.000%), 4/9/2023[b]	518,508

	Total	6,138,805

Technology (1.4%)
	First Data Corporation, Term Loan
1,345,000	4.287%, (LIBOR 1M + 2.000%), 4/26/2024[b]	1,337,159
	Harland Clarke Holdings Corporation, Term Loan
725,876	7.136%, (LIBOR 3M + 4.750%), 11/3/2023[b]	678,695
	Micron Technology, Inc., Term Loan
706,387	4.060%, (LIBOR 1M + 1.750%), 4/26/2022[b]	706,238
	Plantronics, Inc., Term Loan
555,000	4.802%, (LIBOR 1M + 2.500%), 7/2/2025[b]	552,919
	Rackspace Hosting, Inc., Term Loan
1,040,264	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[b]	1,007,974
	SS&C Technologies Holdings Europe SARL, Term Loan
198,995	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	197,888
	SS&C Technologies, Inc., Term Loan
513,402	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	510,547
	TNS, Inc., Term Loan
239,601	6.320%, (LIBOR 3M + 4.000%), 8/14/2022[b]	240,601

	Total	5,232,021

Transportation (0.3%)
	Arctic LNG Carriers, Ltd., Term Loan
1,012,188	6.802%, (LIBOR 1M + 4.500%), 5/18/2023[b]	1,012,187
	OSG Bulk Ships, Inc., Term Loan
92,698	6.770%, (LIBOR 1M + 4.250%), 8/5/2019[b]	91,695

	Total	1,103,882

Utilities (0.6%)
	Core and Main, LP, Term Loan
400,950	5.317%, (LIBOR 3M + 3.000%), 8/1/2024[b,e]	400,449
	EnergySolutions, LLC, Term Loan
299,250	6.136%, (LIBOR 3M + 3.750%), 5/11/2025[b]	300,935
	Talen Energy Supply, LLC, Term Loan
334,740	6.302%, (LIBOR 1M + 4.000%), 7/6/2023[b]	335,158
	TerraForm Power Operating, LLC, Term Loan
273,622	4.302%, (LIBOR 1M + 2.000%), 11/8/2022[b]	273,621

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (16.6%)[a]	Value
Utilities (0.6%) - continued
	Vertiv Group Corporation, Term Loan
$913,307	6.313%, (LIBOR 3M + 4.000%), 11/15/2023[b]	$ 903,033

	Total	2,213,196

	Total Bank Loans (cost $61,833,495)	61,017,064

Shares	Common Stock (46.1%)	Value
Communications Services (2.5%)
962	Alphabet, Inc., Class Ah	1,049,138
827	Alphabet, Inc., Class Ch	890,489
13,070	AT&T, Inc.	400,987
2,835	Carsales.com, Ltd.	24,572
4,450	CBS Corporation	255,207
578	Charter Communications, Inc.[h]	185,174
22,220	Comcast Corporation	847,471
12,108	DISH Network Corporation[h]	372,200
5,301	Facebook, Inc.[h]	804,639
1,290	Ipsos SA	34,351
211,873	ITV plc	402,193
114,933	KCOM Group plc	135,302
2,572	Liberty Media Corporation - Liberty SiriusXM[h]	106,146
10,464	Mediaset Espana Comunicacion SA	71,153
974	Netflix, Inc.[h]	293,934
9,100	NTT DOCOMO, Inc.	225,669
5,218	ProSiebenSat.1 Media AG	120,491
189	RTL Group SA	12,131
17,254	Seven West Media, Ltd.[h]	9,562
35,202	Telenor ASA	645,441
12,400	TV Asahi Holdings Corporation	231,494
18,441	Twitter, Inc.[h]	640,825
24,240	Verizon Communications, Inc.	1,383,862
2,929	Wolters Kluwer NV	166,175

	Total	9,308,606

Consumer Discretionary (4.5%)
1,082	Amazon.com, Inc.[h]	1,729,047
16,309	American Axle & Manufacturing Holdings, Inc.[h]	247,407
1,600	AOKI Holdings, Inc.	21,074
1,400	Aoyama Trading Company, Ltd.	42,355
2,360	Aptiv plc	181,248
2,600	Autobacs Seven Company, Ltd.	41,845
1,900	Benesse Holdings, Inc.	52,988
1,965	Berkeley Group Holdings plc	87,822
251	Booking Holdings, Inc.[h]	470,520
22,700	Bridgestone Corporation	875,296
1,712	Bright Horizons Family Solutions, Inc.[h]	196,726
23,491	Bunzl plc	692,983
9,796	Caesars Entertainment Corporation[h,i]	84,148
1,066	Century Casinos, Inc.[h]	6,652
2,825	Children’s Place, Inc.	422,055
2,100	Chiyoda Company, Ltd.	40,483
832	Cie Generale des Etablissements Michelin	85,175
5,843	Core-Mark Holding Company, Inc.	224,430
12,446	Crocs, Inc.[h]	255,641
3,400	DCM Holdings Company, Ltd.	33,062
3,500	Denso Corporation	156,120
3,030	Dollar Tree, Inc.[h]	255,429
2,300	Expedia Group, Inc.	288,489
2,181	G-III Apparel Group, Ltd.[h]	86,935
12,150	Harley-Davidson, Inc.	464,373
4,571	Home Depot, Inc.	803,947
28,800	Honda Motor Company, Ltd.	822,111
10,566	Inchcape plc	72,976
2,993	Las Vegas Sands Corporation	152,733
11,590	Lowe’s Companies, Inc.	1,103,600
2,250	Lululemon Athletica, Inc.[h]	316,642
11,369	Magna International, Inc.	559,810
1,532	McDonald’s Corporation	271,011
6,570	Michaels Companies, Inc.[h]	104,134
2,170	Next plc	144,159
10,900	NHK Spring Company, Ltd.	93,333
5,668	NIKE, Inc.	425,327
105,400	Nissan Motor Company, Ltd.	958,904
6,495	Nutrisystem, Inc.	230,962
1,386	Oxford Industries, Inc.	123,326
12,400	Peugeot SA	294,756
1,400	Plenus Company, Ltd.[i]	22,406
2,850	RHh	329,773
3,800	Sangetsu Company, Ltd.	73,087
4,500	Sankyo Company, Ltd.	171,813
59,900	Sekisui House, Ltd.	879,154
2,600	SHIMAMURA Company, Ltd.	218,698
1,552	SmartCentres Real Estate Investment Trust	35,462
777	Stamps.com, Inc.[h]	157,086
8,000	Sumitomo Rubber Industries, Ltd.	114,758
6,661	Super Retail Group, Ltd.	34,159
700	Takara Standard Company, Ltd.	10,808
10,360	Toll Brothers, Inc.	348,718
322	Tower International, Inc.	9,560
15,000	Toyoda Gosei Company, Ltd.	323,515
3,404	Zumiez, Inc.[h]	79,177

	Total	16,328,208

Consumer Staples (2.7%)
2,749	Altria Group, Inc.	178,795
2,300	Arcs Company, Ltd.	55,578
2,369	Bunge, Ltd.	146,404
1,784	Casey’s General Stores, Inc.	224,980
17,570	Cott Corporation	264,253
9,210	CVS Health Corporation	666,712
17,741	Empire Company, Ltd.	322,760
3,138	ForFarmers BV	35,340
734	Glanbia plc	13,022
18,377	Hain Celestial Group, Inc.[h]	457,220
19,810	Imperial Brands plc	671,017
47,300	Japan Tobacco, Inc.	1,215,389
1,856	John B. Sanfilippo & Son, Inc.	117,039
1,970	Kimberly-Clark Corporation	205,471
18,080	Koninklijke Ahold Delhaize NV	413,858
4,786	Kroger Company	142,431
835	Loblaw Companies, Ltd.	41,761
700	Ministop Company, Ltd.	12,925
800	NH Foods, Ltd.	27,589
9,841	PepsiCo, Inc.	1,105,932
1,200	Sugi Holdings Company, Ltd.	54,943
14,040	SunOpta, Inc.[h]	104,177
7,343	Swedish Match AB	374,043
4,813	Turning Point Brands, Inc.	197,814
13,147	Unilever NVi	706,450
19,297	Unilever plc	1,022,155
5,460	Wal-Mart Stores, Inc.	547,529
13,315	Wesfarmers, Ltd.	440,962

	Total	9,766,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (46.1%)	Value
Energy (2.3%)
8,014	Anadarko Petroleum Corporation	$426,345
25,219	Callon Petroleum Company[h]	251,433
10,056	Chevron Corporation	1,122,752
3,229	Contura Energy, Inc.[h,i]	235,556
1,600	Diamondback Energy, Inc.	179,776
1,680	Eni SPA	29,836
4,260	EQT Corporation	144,712
11,514	Exxon Mobil Corporation	917,436
504	Gaztransport Et Technigaz SA	37,250
10,094	Halliburton Company	350,060
30,760	Marathon Oil Corporation	584,132
6,102	Marathon Petroleum Corporation	429,886
5,563	Nine Energy Service, Inc.[h]	205,998
5,969	OMV AG	331,472
11,262	Pacific Drilling, Inc. Rights[e,h]	117,275
4,019	Parsley Energy, Inc.[h]	94,125
16,750	Patterson-UTI Energy, Inc.	278,720
6,116	Petrofac, Ltd.	44,974
2,266	Phillips 66	232,990
2,671	Pioneer Natural Resources Company	393,358
1,517	Royal Dutch Shell plc, Class A	48,329
32,492	Royal Dutch Shell plc, Class B	1,059,660
2,906	Talos Energy, Inc.[h]	75,730
5,074	Total SAi	297,718
24,035	Transocean, Ltd.[h]	264,625
55,670	Weatherford International plc[h]	75,155
721	Whiting Petroleum Corporation[h]	26,893
19,537	WPX Energy, Inc.[h]	313,374

	Total	8,569,570

Financials (8.4%)
2,965	Aareal Bank AG	110,301
8,040	Aflac, Inc.	346,283
229	Allianz SE	47,705
6,708	Allstate Corporation	642,090
13,800	Ally Financial, Inc.	350,658
2,811	American Express Company	288,774
3,256	American Financial Group, Inc.	325,698
4,520	American International Group, Inc.	186,631
429	Anima Holding SPA[j]	1,794
56,128	Apollo Investment Corporation	290,182
25,486	Ares Capital Corporation	437,340
3,089	Argo Group International Holdings, Ltd.	190,313
21,126	Assured Guaranty, Ltd.	844,617
2,177	ASX, Ltd.	91,435
25,639	Australia and New Zealand Banking Group, Ltd.	471,929
17,730	Banca Monte dei Paschi di Siena SPA[h,i]	29,108
6,310	BancorpSouth Bank	181,097
74,619	Bank of America Corporation	2,052,022
138	Bank of Marin Bancorp	11,729
271	Bank of New York Mellon Corporation	12,826
10,235	Bankinter SA	83,855
3,029	Berkshire Hathaway, Inc.[h]	621,793
10,930	Blackstone Group, LP	353,695
1,287	BOK Financial Corporation	110,335
7,751	BrightSphere Investment Group	88,361
53,369	CaixaBank SAi	215,968
11,231	Capital One Financial Corporation	1,002,928
2,103	Central Pacific Financial Corporation	56,865
561	Cherry Hill Mortgage Investment Corporation	10,048
2,540	Chubb, Ltd.	317,271
23,182	CI Financial Corporation	342,857
35,353	Citigroup, Inc.	2,314,207
15,969	CNP Assurances	355,907
4,791	Comerica, Inc.	390,754
1,122	Community Trust Bancorp, Inc.	51,062
33,731	Direct Line Insurance Group plc	141,747
5,955	Discover Financial Services	414,885
31,888	DnB ASA	576,101
2,790	Dynex Capital, Inc.	16,154
6,520	E*TRADE Financial Corporation	322,218
1,831	Ellington Residential Mortgage REIT	19,335
3,327	Enterprise Financial Services Corporation	144,558
6,194	Euronext NVj	381,130
282	FBL Financial Group, Inc.	19,452
24,210	Fifth Third Bancorp	653,428
333	Financial Institutions, Inc.	9,507
19,541	Finecobank Banca Fineco SPA	204,234
1,164	First American Financial Corporation	51,600
2,315	First Busey Corporation	64,635
302	First Defiance Financial Corporation	8,220
126	First Financial Corporation	5,778
12,008	First Hawaiian, Inc.	297,558
4,074	First Interstate BancSystem, Inc.	168,908
213	First Mid-Illinois Bancshares, Inc.	7,941
4,100	First Republic Bank	373,059
57,827	FlexiGroup, Ltd.	63,014
5,936	Genworth MI Canada, Inc.[i]	194,838
4,073	Goldman Sachs Group, Inc.	917,932
1,502	Great Southern Bancorp, Inc.	81,333
3,313	Hamilton Lane, Inc.	127,153
5,015	Hancock Whitney Corporation	210,429
3,991	Hannover Rueckversicherung SE	536,710
11,396	Hartford Financial Services Group, Inc.	517,606
14,146	Heritage Commerce Corporation	205,258
862	Hometrust Bancshares, Inc.[h]	23,498
3,093	Horace Mann Educators Corporation	121,493
3,173	Houlihan Lokey, Inc.	130,664
41,170	Huntington Bancshares, Inc.	589,966
2,856	IBERIABANK Corporation	212,743
389	Independent Bank Corporation	8,609
3,101	Intercontinental Exchange, Inc.	238,901
8,968	Investment Technology Group, Inc.	246,441
5,313	J.P. Morgan Chase & Company	579,223
3,038	Kemper Corporation	228,427
56,164	KeyCorp	1,019,938
582	Lakeland Bancorp, Inc.	9,586
6,781	Loews Corporation	315,723
448	Markel Corporation[h]	489,772
4,600	Matsui Securities Company, Ltd.	46,883
338,519	Medibank Private, Ltd.	671,204
7,740	Meridian Bancorp, Inc.	122,602
7,040	MetLife, Inc.	289,978
2,907	MidWestOne Financial Group, Inc.	83,751
4,365	Morgan Stanley	199,306
1,318	National Bank Holdings Corporation	44,496
6,933	National Bank of Canada	314,722
1,981	Paragon Banking Group plc	10,766
2,875	Pargesa Holding SA	211,054
9,121	PCSB Financial Corporation	170,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (46.1%)	Value
Financials (8.4%) - continued
239	Peapack-Gladstone Financial Corporation	$6,451
2,125	Primerica, Inc.	233,198
5,988	Provident Financial Services, Inc.	146,107
2,310	Prudential Financial, Inc.	216,632
193	QCR Holdings, Inc.	7,031
14,800	Radian Group, Inc.	284,012
432	Raymond James Financial, Inc.	33,130
2,767	Sandy Spring Bancorp, Inc.	98,367
6,985	Santander Consumer USA Holdings Inc.	130,969
6,815	Seacoast Banking Corporation of Florida[h]	179,303
2,300	Senshu Ikeda Holdings, Inc.	7,068
2,846	State Auto Financial Corporation	90,474
4,388	State Street Corporation	301,675
2,242	Stifel Financial Corporation	102,504
2,137	Sun Life Financial, Inc.	78,260
6,446	Synovus Financial Corporation	242,112
1,108	Topdanmark AS	52,667
4,042	TrustCo Bank Corporation	30,275
6,870	U.S. Bancorp	359,095
3,964	United Community Banks, Inc.	98,585
196	Washington Trust Bancorp, Inc.	10,065
8,069	Wells Fargo & Company	429,513
1,124	WSFS Financial Corporation	47,804
24,038	Zions Bancorporations NA	1,130,988

	Total	30,659,935

Health Care (6.5%)
2,120	Aetna, Inc.	420,608
4,172	Amgen, Inc.	804,320
2,594	Amplifon SPA	45,951
2,019	Anthem, Inc.	556,376
5,332	Baxter International, Inc.	333,303
938	Becton, Dickinson and Company	216,209
2,354	Biogen, Inc.[h]	716,252
2,017	BioMarin Pharmaceutical, Inc.[h]	185,907
4,234	Catalent, Inc.[h]	170,800
8,142	Danaher Corporation	809,315
4,296	Edwards Lifesciences Corporation[h]	634,090
5,220	Express Scripts Holding Company[h]	506,183
7,505	Gilead Sciences, Inc.	511,691
48,009	GlaxoSmithKline plc	929,827
7,423	GlaxoSmithKline plc ADR	289,942
18,299	Halozyme Therapeutics, Inc.[h]	284,183
851	Heska Corporation[h]	85,287
1,279	Illumina, Inc.[h]	397,961
421	Intuitive Surgical, Inc.[h]	219,417
10,945	Johnson & Johnson	1,532,190
3,200	KYORIN Holdings, Inc.	69,886
2,769	LHC Group, Inc.[h]	253,170
336	LNA Sante	17,769
15,854	Medtronic plc	1,424,006
15,460	Merck & Company, Inc.	1,138,011
2,000	Miraca Holdings, Inc.	48,688
11,442	Myriad Genetics, Inc.[h]	515,233
3,379	Neurocrine Biosciences, Inc.[h]	362,060
13,013	Novartis AG	1,139,579
28,880	Novo Nordisk AS	1,247,228
2,716	NuVasive, Inc.[h]	152,558
5,148	Omnicell, Inc.[h]	363,964
6,359	Optinose, Inc.[h]	67,278
2,375	PerkinElmer, Inc.	205,390
35,604	Pfizer, Inc.	1,533,108
4,542	Roche Holding AG	1,105,352
5,115	Syneos Health, Inc.[h]	233,397
720	Teleflex, Inc.	173,333
10,088	Teva Pharmaceutical Industries, Ltd. ADR	201,558
4,146	Thermo Fisher Scientific, Inc.	968,713
7,633	UnitedHealth Group, Inc.	1,994,885
2,800	Universal Health Services, Inc.	340,368
11,950	Valeant Pharmaceuticals International, Inc.[h]	273,416
1,389	Vertex Pharmaceuticals, Inc.[h]	235,380
1,057	West Pharmaceutical Services, Inc.	111,957
1,654	Zoetis, Inc.	149,108

	Total	23,975,207

Industrials (6.3%)
12,614	ACS Actividades de Construccion y Servicios, SAh	472,284
1,950	Acuity Brands, Inc.	244,998
7,200	AGCO Corporation	403,488
6,204	AMETEK, Inc.	416,164
20,864	Atlas Copco AB, Class A	515,795
18,613	Atlas Copco AB, Class B	426,300
2,599	Boeing Company	922,281
405	Brady Corporation	16,318
4,196	Brink’s Company	278,279
1,406	BWX Technologies, Inc.	82,195
1,748	CIA De Distribucion Integral	42,203
1,761	Crane Company	153,277
14,890	CSX Corporation	1,025,325
960	Curtiss-Wright Corporation	105,082
9,640	Delta Air Lines, Inc.	527,597
1,551	Dycom Industries, Inc.[h]	105,282
3,893	EMCOR Group, Inc.	276,325
6,631	Emerson Electric Company	450,112
3,864	Encore Wire Corporation	170,789
22,305	Euronav NV	205,206
1,061	Ferguson plc	71,532
2,910	General Dynamics Corporation	502,208
2,383	Genesee & Wyoming, Inc.[h]	188,805
500	Glory, Ltd.	11,643
260	Gorman-Rupp Company	8,970
1,370	Granite Construction, Inc.	62,636
29,111	GWA Group, Ltd.	56,930
9,500	Hino Motors, Ltd.	90,937
3,100	Hitachi Zosen Corporation	11,781
740	Hochtief AG	109,659
10,969	Honeywell International, Inc.	1,588,531
3,150	Huntington Ingalls Industries, Inc.	688,212
554	ICF International, Inc.	40,797
1,092	Illinois Tool Works, Inc.	139,306
3,500	Inaba Denki Sangyo Company, Ltd.	140,920
5,688	Ingersoll-Rand plc	545,707
1,033	Interface, Inc.	16,828
819	Kadant, Inc.	80,835
14,792	KeyW Holding Corporation[h]	115,821
633	Kirby Corporation[h]	45,538
304	Korn/Ferry International	13,723
1,627	Lincoln Electric Holdings, Inc.	131,641
1,886	Lindsay Corporation	180,339
945	Lockheed Martin Corporation	277,688
630	Masonite International Corporation[h]	34,896
2,700	Mitsuboshi Belting, Ltd.	66,330
2,406	Monadelphous Group, Ltd.	24,621
17,569	MRC Global, Inc.[h]	278,117
365	Mueller Industries, Inc.	8,888
11,312	National Express Group plc	57,801

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (46.1%)	Value
Industrials (6.3%) - continued
4,824	NCI Building Systems, Inc.[h]	$59,094
17,519	Nexeo Solutions, Inc.[h]	183,074
8,900	Nitto Kogyo Corporation	155,005
4,827	Nobina ABj	32,209
3,227	Norfolk Southern Corporation	541,587
3,448	Northgate plc	16,606
5,746	Oshkosh Corporation	322,580
25,295	PageGroup plc	162,140
11,277	Primoris Services Corporation	238,734
1,647	Raven Industries, Inc.	71,612
479	Regal-Beloit Corporation	34,344
21,720	RELX plc	429,780
30,194	RELX plc	597,137
1,827	Resideo Technologies, Inc.[h]	38,458
793	Rockwool International AS	270,935
372	Rush Enterprises, Inc.	13,165
5,360	Sandvik AB	84,735
2,419	Schindler Holding AG, Participation Certificate	510,081
3,679	Schneider Electric SE	266,031
34	SGS SA	80,752
1,100	ShinMaywa Industries, Ltd.	13,543
3,850	SiteOne Landscape Supply, Inc.[h]	261,954
23,461	SKF AB	376,130
3,427	Smiths Group plc	61,088
14,750	Southwest Airlines Company	724,225
1,416	Spirax-Sarco Engineering plc	116,962
310	Standex International Corporation	25,147
47,200	Sumitomo Electric Industries, Ltd.	643,694
1,300	Taikisha, Ltd.	36,684
3,976	Terex Corporation	132,759
3,700	Toppan Forms Company, Ltd.	33,634
16,800	Toppan Printing Company, Ltd.	237,509
400	Toshiba Machine Company, Ltd.	7,575
5,516	Transcontinental, Inc.	90,799
1,331	TransUnion	87,513
2,800	Tsubakimoto Chain Company	107,510
64	UniFirst Corporation	9,555
5,400	United Continental Holdings, Inc.[h]	461,754
2,710	United Parcel Service, Inc.	288,723
5,900	United Technologies Corporation	732,839
6,767	Univar, Inc.[h]	166,604
1,053	Valmont Industries, Inc.	130,898
3,150	Verisk Analytics, Inc.[h]	377,496
6,930	Vinci SA	616,762
3,534	WABCO Holdings, Inc.[h]	379,728
2,693	Waste Connections, Inc.	205,853
1,320	XPO Logistics, Inc.[h]	117,982
1,600	Yuasa Trading Company, Ltd.	52,487

	Total	23,036,406

Information Technology (8.0%)
3,251	Activision Blizzard, Inc.	224,482
774	Adobe, Inc.[h]	190,218
20,180	Advanced Micro Devices, Inc.[h]	367,478
6,783	Agilent Technologies, Inc.	439,471
8,850	Akamai Technologies, Inc.[h]	639,413
3,000	Alliance Data Systems Corporation	618,540
7,494	Amadeus IT Holding SA	603,448
5,709	Amphenol Corporation	510,956
559	ANSYS, Inc.[h]	83,598
10,087	Apple, Inc.	2,207,641
5,522	Applied Materials, Inc.	181,563
746	Arista Networks, Inc.[h]	171,841
1,888	Autodesk, Inc.[h]	244,024
4,189	Automatic Data Processing, Inc.	603,551
2,029	Belden, Inc.	109,667
2,028	Blackline, Inc.[h]	94,059
1,555	Booz Allen Hamilton Holding Corporation	77,035
17,000	Canon, Inc.	484,218
6,429	Capgemini SA	785,007
16,170	CGI Group, Inc.[h]	998,611
16,250	Ciena Corporation[h]	507,975
65,403	Cisco Systems, Inc.	2,992,187
686	Cognizant Technology Solutions Corporation	47,355
5,203	Dolby Laboratories, Inc.	358,018
857	Fidelity National Information Services, Inc.	89,214
7,693	Fiserv, Inc.[h]	610,055
8,912	Flextronics International, Ltd.[h]	70,048
1,529	Guidewire Software, Inc.[h]	136,035
4,646	Halma plc	78,844
100	Hirose Electric Company, Ltd.	9,531
1,163	Intel Corporation	54,521
1,569	Keysight Technologies, Inc.[h]	89,559
34,300	Konica Minolta Holdings, Inc.	339,515
424	Kulicke and Soffa Industries, Inc.	8,620
547	Lam Research Corporation	77,526
3,611	M/A-COM Technology Solutions Holdings, Inc.[h]	50,807
7,979	MasterCard, Inc.	1,577,209
11,700	Micron Technology, Inc.[h]	441,324
25,010	Microsoft Corporation	2,671,318
6,978	National Instruments Corporation	341,713
4,600	NEC Networks & System Integration Corporation	100,262
1,966	NVIDIA Corporation	414,492
1,788	NXP Semiconductors NV	134,082
26,417	Oracle Corporation	1,290,206
6,908	PayPal Holdings, Inc.[h]	581,585
1,539	Pegasystems, Inc.	82,367
4,411	Plexus Corporation[h]	257,602
813	Q2 Holdings, Inc.[h]	43,276
8,227	Red Hat, Inc.[h]	1,412,082
995	Rogers Corporation[h]	122,445
1,800	Ryoyo Electro Corporation	25,813
3,989	SailPoint Technologies Holdings, Inc.[h]	103,874
5,090	Salesforce.com, Inc.[h]	698,552
25,700	Shinko Electric Industries Company, Ltd.	178,928
159	Siltronic AG	14,562
5,463	Synopsys, Inc.[h]	489,102
7,400	Teradata Corporation[h]	269,360
8,300	Teradyne, Inc.	285,935
10,403	Texas Instruments, Inc.	965,710
900	Tokyo Seimitsu Company, Ltd.	21,642
574	VeriSign, Inc.[h]	81,818
5,895	Virtusa Corporation[h]	292,333
5,204	Visa, Inc.	717,371
8,004	Xilinx, Inc.	683,301
5,843	Zix Corporation[h]	39,382

	Total	29,492,277

Materials (2.7%)
5,970	Alcoa Corporation[h]	208,890
1,049	Balchem Corporation	98,239
6,500	Ball Corporation	291,200
12,067	BASF SE	925,999
35,571	BHP Billiton plc	709,595
20,454	BHP Billiton, Ltd.	471,949

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (46.1%)	Value
Materials (2.7%) - continued
830	Canfor Corporation[h]	$11,923
4,337	Celanese Corporation	420,429
6,660	CF Industries Holdings, Inc.	319,880
20,100	Daicel Corporation	212,638
4,310	Eastman Chemical Company	337,689
12,854	Evonik Industries AG	397,646
734	Fuchs Petrolub SE	33,977
9,032	Granges AB	95,487
1,297	Hexpol AB	12,003
2,000	Hitachi Chemical Company, Ltd.	31,524
2,400	Hokuetsu Corporation	11,464
3,900	JSR Corporation	58,122
20,900	Kuraray Company, Ltd.	287,072
8,800	Kyoei Steel, Ltd.[i]	159,410
852	Mercer International, Inc.	12,959
7,347	Methanex Corporation	475,571
13,804	Mondi plc	325,068
9,400	Nippon Kayaku Company, Ltd.	111,871
6,900	Nippon Light Metal Holdings Company, Ltd.	14,549
31,700	Nippon Steel & Sumitomo Metal Corporation	584,744
2,312	OMNOVA Solutions, Inc.[h]	17,086
17,000	Owens-Illinois, Inc.[h]	266,390
65	Rio Tinto, Ltd.	3,537
24,525	Sandfire Resources NL	115,963
500	Sanyo Special Steel Company, Ltd.	11,497
3,477	Scotts Miracle-Gro Company	232,055
3,976	Sensient Technologies Corporation	257,883
3,700	SSAB AB, Class A	14,771
10,550	Steel Dynamics, Inc.	417,780
2,700	Taiheiyo Cement Corporation	79,452
1,300	Taiyo Holdings Company, Ltd.	46,448
5,900	Toagosei Company, Ltd.	60,583
1,000	Ube Industries, Ltd.	21,783
1,208	United States Lime & Minerals, Inc.	90,612
24,877	UPM-Kymmene Oyj	799,760
8,309	Verso Corporation[h]	233,566
8,980	WestRock Company	385,871
1,200	Yamato Kogyo Company, Ltd.	31,625

	Total	9,706,560

Real Estate (1.2%)
2,496	Alexandria Real Estate Equities, Inc.	305,086
1,029	Americold Realty Trust	25,468
7,391	Armada Hoffler Properties, Inc.	110,717
2,499	Artis Real Estate Investment Trust	21,261
3,357	Camden Property Trust	303,036
2,313	Catchmark Timber Trust, Inc.	20,470
8,252	Cousins Properties, Inc.	68,574
1,141	Crown Castle International Corporation	124,072
1,648	CyrusOne, Inc.	87,723
4,600	Daito Trust Construction Company, Ltd.	606,457
2,495	Digital Realty Trust, Inc.	257,634
6,226	Douglas Emmett, Inc.	225,319
10,709	Duke Realty Corporation	295,247
5,000	Hang Lung Properties, Ltd.	9,063
1,492	Highwoods Properties, Inc.	63,619
1,200	Hitachi High-Technologies Corporation	45,035
15,458	Host Hotels & Resorts, Inc.	295,402
13,308	Hudson Pacific Properties, Inc.	403,232
51,000	Hysan Development Company, Ltd.	239,175
5,713	Monmouth Real Estate Investment Corporation	85,467
4,415	Physicians Realty Trust	73,201
5,481	Quebecor, Inc.	107,501
17,000	Road King Infrastructure, Ltd.	26,315
346	Saul Centers, Inc.	16,525
5,000	Swire Pacific, Ltd.	51,943
3,999	Terreno Realty Corporation	149,683
13,451	Weyerhaeuser Company	358,200
40,200	Wing Tai Holdings, Ltd.	56,028

	Total	4,431,453

Utilities (1.0%)
825	Alpha Natural Resources Holdings, Inc.[h]	28,875
3,104	ANR, Inc.[h]	108,640
6,040	Clearway Energy, Inc., Class A	117,297
4,250	Edison International, Inc.	294,907
23,950	Enagas SA	634,994
4,250	Entergy Corporation	356,787
2,879	MDU Resources Group, Inc.	71,860
2,031	New Jersey Resources Corporation	91,598
24,600	Osaka Gas Company, Ltd.	449,836
16,585	PG&E Corporation[h]	776,344
3,456	PNM Resources, Inc.	132,745
7,250	Public Service Enterprise Group, Inc.	387,368
1,323	Southwest Gas Holdings, Inc.	102,228
358	Unitil Corporation	17,009

	Total	3,570,488

	Total Common Stock (cost $165,300,268)	168,845,259

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Asset-Backed Securities (3.1%)
	Babson CLO, Ltd.
	5.369%, (LIBOR 3M + 2.900%), 7/20/2029, Ser.
425,000	2018-3A, Class D*,b	422,434
	Bellemeade Re 2018-1, Ltd.
	3.881%, (LIBOR 1M + 1.600%), 4/25/2028, Ser.
350,000	2018-1A, Class M1Bb,j	351,826
	Business Jet Securities, LLC
	4.447%, 6/15/2033, Ser.
461,534	2018-2, Class Aj	461,263
	Cent CLO, LP
	4.790%, (LIBOR 3M + 2.300%), 10/25/2028, Ser.
575,000	2018-27A, Class B*,b,e	575,000
	College Ave Student Loans, LLC
	3.931%, (LIBOR 1M + 1.650%), 11/26/2046, Ser.
244,590	2017-A, Class A1*,b	249,560
	Foundation Finance Trust
	3.300%, 7/15/2033, Ser.
252,803	2017-1A, Class A*	250,234
	GMAC Mortgage Corporation Loan Trust
	2.781%, (LIBOR 1M + 0.500%), 8/25/2035, Ser.
47,903	2005-HE1, Class A2[b,k]	52,291

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Asset-Backed Securities (3.1%) - continued
	Harley Marine Financing, LLC
	5.682%, 5/15/2043, Ser.
$419,687	2018-1A, Class A2*	$388,211
	J.P. Morgan Mortgage Acquisition Trust
	4.263%, 3/25/2047, Ser.
148,788	2007-HE1, Class AF4[l]	106,125
	Lehman XS Trust
	5.440%, 8/25/2035, Ser.
131,837	2005-2, Class 2A3Bl	120,776
	Lendmark Funding Trust
	2.830%, 12/22/2025, Ser.
300,000	2017-1A, Class Aj	296,063
	Madison Park Funding XIV, Ltd.
	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser.
425,000	2014-14A, Class A2RR*,b	424,996
	Merrill Lynch Mortgage Investors Trust
	4.004%, 6/25/2035, Ser.
264,682	2005-A5, Class M1[b]	263,549
	Oak Hill Advisors Residential Loan Trust
	3.000%, 6/25/2057, Ser.
296,191	2017-NPL1, Class A1*,l	291,663
	Octagon Investment Partners XX, Ltd.
	5.888%, (LIBOR 3M + 3.550%), 8/12/2026, Ser.
300,000	2014-1A, Class DR*,b	300,025
	OHA Credit Funding 1, Ltd.
	4.089%, (LIBOR 3M + 1.450%), 10/20/2030, Ser.
350,000	2018-1A, Class A2*,b	349,981
	OZLM Funding II, Ltd.
	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser.
700,000	2012-2A, Class A1BR*,b	699,999
	OZLM IX, Ltd.
	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser.
400,000	2014-9A, Class A1BR*,b,d,e	400,000
	Park Avenue Institutional Advisers CLO, Ltd.
	3.910%, (LIBOR 3M + 1.500%), 10/20/2031, Ser.
700,000	2018-1A, Class A1B*,b,d,e	700,000
	Preston Ridge Partners Mortgage Trust, LLC
	4.250%, 1/25/2022, Ser.
83,231	2017-1A, Class A1*,l	83,117
	Pretium Mortgage Credit Partners, LLC
	3.250%, 3/28/2057, Ser.
99,381	2017-NPL2, Class A1[j,l]	98,684
	Renaissance Home Equity Loan Trust
	5.608%, 5/25/2036, Ser.
293,945	2006-1, Class AF3[l]	202,879
	5.285%, 1/25/2037, Ser.
459,695	2006-4, Class AF2[l]	245,072
	Sound Point CLO X, Ltd.
	5.169%, (LIBOR 3M + 2.700%), 1/20/2028, Ser.
350,000	2015-3A, Class DR*,b	349,994
	Sound Point CLO XXI, Ltd.
	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser.
700,000	2018-3A, Class A1B*,b	699,970
	Spirit Master Funding, LLC
	4.360%, 12/20/2047, Ser.
596,250	2017-1A, Class A*	591,431
	THL Credit Wind River CLO, Ltd.
	5.286%, (LIBOR 3M + 2.850%), 7/15/2028, Ser.
350,000	2016-1A, Class DRb	349,996
	3.860%, (LIBOR 3M + 1.450%), 10/22/2031, Ser.
1,075,000	2014-3A, Class A2R2*,b	1,074,970
	Vericrest Opportunity Loan Trust
	3.250%, 6/25/2047, Ser.
128,982	2017-NPL7, Class A1[j,l]	127,948
	Vericrest Opportunity Loan Trust
	LXV, LLC
	3.750%, 4/25/2048, Ser.
356,720	2018-NPL1, Class A1[j,l]	354,999
	Wachovia Asset Securitization, Inc.
	2.421%, (LIBOR 1M + 0.140%),
	7/25/2037, Ser. 2007-HE1,
236,854	Class A*,b,k	227,391
	Wells Fargo Home Equity Trust
	2.781%, (LIBOR 1M + 0.500%), 4/25/2034, Ser.
232,033	2004-1, Class M1[b]	227,990

	Total	11,338,437

Basic Materials (0.6%)
	Alcoa Nederland Holding BV
80,000	6.750%, 9/30/2024[j]	84,000
	Anglo American Capital plc
76,000	4.125%, 9/27/2022[j]	75,783
	ArcelorMittal SA
78,000	6.125%, 6/1/2025	83,384
	CF Industries, Inc.
190,000	3.450%, 6/1/2023[i]	180,500
	E.I. du Pont de Nemours and
	Company
76,000	2.200%, 5/1/2020	75,066
	First Quantum Minerals, Ltd.
310,000	7.000%, 2/15/2021[j]	303,219
	FMG Resources Property, Ltd.
175,000	5.125%, 5/15/2024[j]	166,250
	Kinross Gold Corporation
38,000	5.125%, 9/1/2021	38,817
	LyondellBasell Industries NV
62,000	5.000%, 4/15/2019	62,234
	Packaging Corporation of America
55,000	2.450%, 12/15/2020	53,830
	Peabody Securities Finance Corporation
170,000	6.375%, 3/31/2025[j]	170,000
	Platform Specialty Products Corporation
120,000	5.875%, 12/1/2025[j]	113,700
	Sherwin-Williams Company
75,000	2.250%, 5/15/2020	73,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Basic Materials (0.6%) - continued
	Syngenta Finance NV
$64,000	3.933%, 4/23/2021[j]	$63,678
	Trinseo Materials Operating SCA
180,000	5.375%, 9/1/2025[j]	166,950
	United States Steel Corporation
200,000	6.250%, 3/15/2026	188,500
	Vale Overseas, Ltd.
45,000	4.375%, 1/11/2022	45,252
	Xstrata Finance Canada, Ltd.
57,000	4.950%, 11/15/2021[j]	58,492

	Total	2,003,376

Capital Goods (0.9%)
	AECOM
235,000	5.875%, 10/15/2024	239,112
	Ashtead Capital, Inc.
150,000	4.125%, 8/15/2025[j]	139,125
	Bombardier, Inc.
210,000	7.500%, 3/15/2025[j]	209,937
	Building Materials Corporation of America
285,000	6.000%, 10/15/2025[j]	280,369
	Caterpillar Financial Services Corporation
55,000	1.850%, 9/4/2020	53,780
	Cemex SAB de CV
310,000	5.700%, 1/11/2025[j]	302,932
	Cintas Corporation No. 2
57,000	2.900%, 4/1/2022	55,519
	CNH Industrial Capital, LLC
56,000	4.875%, 4/1/2021	57,212
	Covanta Holding Corporation
200,000	6.000%, 1/1/2027	193,000
	Crown Americas Capital Corporation IV
260,000	4.500%, 1/15/2023	254,800
	General Electric Company
259,000	5.000%, 1/21/2021[b,m]	238,928
	H&E Equipment Services, Inc.
190,000	5.625%, 9/1/2025	180,975
	L3 Technologies, Inc.
65,000	4.950%, 2/15/2021	66,652
	Lockheed Martin Corporation
60,000	2.500%, 11/23/2020	58,917
	Owens-Brockway Glass Container, Inc.
230,000	5.000%, 1/15/2022[j]	227,125
	Rockwell Collins, Inc.
37,000	2.800%, 3/15/2022	35,865
	Textron Financial Corporation
	4.049%, (LIBOR 3M +
140,000	1.735%), 2/15/2042[b,j]	119,700
	United Rentals North America, Inc.
300,000	5.500%, 7/15/2025	292,313
	United Technologies Corporation
70,000	3.950%, 8/16/2025	69,121

	Total	3,075,382

Collateralized Mortgage Obligations (2.7%)
	Alternative Loan Trust 2007-6
187,449	5.750%, 4/25/2047, Ser. 2007-6, Class A4	160,300
	Banc of America Alternative Loan Trust
282,970	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	252,374
	Banc of America Mortgage Securities, Inc.
74,947	4.368%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	72,622
	CHL Mortgage Pass-Through Trust
319,348	3.610%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	298,249
207,651	4.109%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	198,967
463,026	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	394,591
	CIM Trust
345,472	5.000%, 12/25/2057, Ser. 2018-R3, Class A1*,b	357,494
	COLT Mortgage Loan Trust
57,965	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	57,678
	Countrywide Alternative Loan Trust
323,094	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	205,602
	Countrywide Home Loan Mortgage Pass Through Trust
198,146	4.060%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	176,778
	Credit Suisse First Boston Mortgage Securities Corporation
157,871	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	155,394
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
323,917	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	344,391
	Federal Home Loan Mortgage Corporation - REMIC
1,125,852	3.000%, 5/15/2027, Ser. 4046, Class GIn	87,267
687,279	3.000%, 4/15/2033, Ser. 4203, Class DIn	58,396
	Federal National Mortgage Association - REMIC
1,487,488	3.000%, 7/25/2027, Ser. 2012-73, Class DIn	128,710
1,218,399	3.000%, 7/25/2027, Ser. 2012-74, Class AIn	96,518
1,915,458	3.000%, 8/25/2027, Ser. 2012-95, Class HIn	147,252
1,602,992	3.000%, 12/25/2027, Ser. 2012-139, Class DIn	131,085
899,537	2.500%, 1/25/2028, Ser. 2012-152, Class AIn	65,838
2,169,247	3.000%, 1/25/2028, Ser. 2012-147, Class EIn	180,283
1,133,367	2.500%, 6/25/2028, Ser. 2013-87, Class IWn	84,167

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Collateralized Mortgage Obligations (2.7%) - continued
	GMAC Mortgage Corporation Loan Trust
$185,734	3.801%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	$177,605
	Impac Secured Assets Trust
393,585	2.521%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	330,732
	IndyMac INDA Mortgage Loan Trust
180,246	3.897%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	178,109
	IndyMac INDX Mortgage Loan Trust
354,123	3.746%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	319,284
	2.491%, (LIBOR 1M + 0.210%),
370,567	4/25/2046, Ser. 2006-AR2, Class 1A1Bb	347,985
	J.P. Morgan Alternative Loan Trust
170,255	3.734%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	154,276
439,501	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	381,920
	Lehman Mortgage Trust
38,297	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	38,035
	Master Asset Securitization Trust
	2.781%, (LIBOR 1M +
385,430	0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	182,868
	MortgageIT Trust
465,194	2.481%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	413,056
	Preston Ridge Partners Mortgage Trust, LLC
156,848	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,l	155,075
	RCO 2017-INV1 Trust
322,499	3.197%, 11/25/2052, Ser. 2017-INV1, Class A*,b	325,703
	Residential Accredit Loans, Inc. Trust
218,303	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	210,642
271,859	2.831%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	215,554
145,843	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	134,901
	Residential Asset Securitization Trust
214,066	3.159%, 1/25/2034, Ser. 2004-IP1, Class A1[b]	210,214
	Residential Funding Mortgage Security I Trust
358,417	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	337,503
	Structured Adjustable Rate Mortgage Loan Trust
140,906	4.201%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	130,220
232,521	4.268%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	186,794
	Structured Asset Mortgage Investments, Inc.
	2.591%, (LIBOR 1M + 0.310%),
554,098	12/25/2035, Ser. 2005-AR4, Class A1[b]	530,552
	Toorak Mortgage Corporation 2018- 1, Ltd.
450,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1*,l	450,864
	WaMu Mortgage Pass Through Certificates
115,527	2.903%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	108,727
	2.826%, (12 MTA + 0.880%),
302,375	10/25/2046, Ser. 2006-AR13, Class 1Ab	284,274
	2.686%, (12 MTA + 0.740%),
180,598	1/25/2047, Ser. 2006-AR19, Class 1Ab	170,952
	Wells Fargo Mortgage Backed Securities Trust
125,284	4.083%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	127,503
200,133	4.219%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	199,484
138,519	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	137,470
105,679	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	104,887

	Total	10,199,145

Commercial Mortgage-Backed Securities (0.1%)
	Wells Fargo Commercial Mortgage Trust
400,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	387,650

	Total	387,650

Communications Services (1.5%)
	Altice US Finance I Corporation
200,000	5.500%, 5/15/2026[j]	194,812
	AMC Networks, Inc.
305,000	5.000%, 4/1/2024	291,717
	America Movil SAB de CV
56,000	5.000%, 10/16/2019	56,840
	American Tower Corporation
60,000	2.800%, 6/1/2020	59,369
	AT&T, Inc.
66,000	5.875%, 10/1/2019	67,593
38,000	5.200%, 3/15/2020	38,923
	British Sky Broadcasting Group plc
47,000	2.625%, 9/16/2019[j]	46,738
	CCOH Safari, LLC
310,000	5.750%, 2/15/2026[j]	306,900
	CenturyLink, Inc.
200,000	6.450%, 6/15/2021	204,500
	Charter Communications Operating, LLC
68,000	3.579%, 7/23/2020	67,910
29,000	4.464%, 7/23/2022	29,324
32,000	4.500%, 2/1/2024	32,039

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Communications Services (1.5%) - continued
	Clear Channel Worldwide Holdings, Inc.
$265,000	6.500%, 11/15/2022	$269,028
	Comcast Corporation
76,000	1.625%, 1/15/2022	71,581
35,000	3.700%, 4/15/2024	34,880
35,000	3.950%, 10/15/2025	34,902
	Crown Castle International Corporation
25,000	3.400%, 2/15/2021	24,843
39,000	3.150%, 7/15/2023	37,434
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[j]	19,200
	Digicel, Ltd.
287,750	6.000%, 4/15/2021*,i	261,133
	Discovery Communications, LLC
37,000	2.200%, 9/20/2019	36,666
75,000	2.950%, 3/20/2023	71,289
	DISH Network Corporation, Convertible
403,000	3.375%, 8/15/2026	359,053
	GCI Liberty, Inc., Convertible
241,000	1.750%, 9/30/2046[j]	259,350
	IAC FinanceCo, Inc., Convertible
286,000	0.875%, 10/1/2022[j]	399,606
	Intelsat Jackson Holdings SA
105,000	8.500%, 10/15/2024[j]	103,163
	Level 3 Financing, Inc.
190,000	5.250%, 3/15/2026	182,400
	Liberty Media Corporation, Convertible
357,000	1.000%, 1/30/2023	385,078
	Meredith Corporation
55,000	6.875%, 2/1/2026[j]	55,000
	Moody’s Corporation
38,000	2.750%, 12/15/2021	37,067
	Neptune Finco Corporation
95,000	10.875%, 10/15/2025[j]	109,606
	Netflix, Inc.
200,000	4.875%, 4/15/2028[j]	183,500
	Sprint Corporation
295,000	7.625%, 2/15/2025	306,431
	Twitter, Inc., Convertible
213,000	0.250%, 6/15/2024[j]	199,715
	Verizon Communications, Inc.
91,000	2.946%, 3/15/2022	89,045
73,000	3.414%, (LIBOR 3M + 1.100%), 5/15/2025[b]	73,376
	Viacom, Inc.
55,000	4.250%, 9/1/2023	54,920
85,000	5.875%, 2/28/2057[b]	81,170
	World Wrestling Entertainment, Inc., Convertible
157,000	3.375%, 12/15/2023[j]	461,155

	Total	5,597,256

Consumer Cyclical (1.4%)
	Allison Transmission, Inc.
280,000	5.000%, 10/1/2024[j]	271,774
	American Honda Finance Corporation
57,000	2.000%, 2/14/2020	56,194
	BMW US Capital, LLC
75,000	1.500%, 4/11/2019[j]	74,547
	Brookfield Residential Properties, Inc.
125,000	6.125%, 7/1/2022[j]	122,500
	Caesars Entertainment Corporation, Convertible
72,000	5.000%, 10/1/2024	102,822
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	199,155
	D.R. Horton, Inc.
53,000	2.550%, 12/1/2020	51,763
	Delphi Jersey Holdings plc
205,000	5.000%, 10/1/2025[j]	185,012
	Ford Motor Credit Company, LLC
76,000	2.262%, 3/28/2019	75,740
85,000	2.597%, 11/4/2019	83,991
57,000	3.336%, 3/18/2021	55,686
	General Motors Financial Company, Inc.
57,000	2.650%, 4/13/2020	56,393
36,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	35,997
57,000	4.375%, 9/25/2021	57,494
37,000	3.150%, 6/30/2022	35,518
	Home Depot, Inc.
60,000	2.625%, 6/1/2022	58,582
	Hyundai Capital America
37,000	2.550%, 4/3/2020[j]	36,326
37,000	2.750%, 9/18/2020[j]	36,254
	Jaguar Land Rover Automotive plc
75,000	4.125%, 12/15/2018[j]	74,925
211,000	5.625%, 2/1/2023[j]	200,978
	KB Home
160,000	4.750%, 5/15/2019	160,528
	L Brands, Inc.
189,000	6.694%, 1/15/2027	177,660
	Landry’s, Inc.
160,000	6.750%, 10/15/2024[j]	159,600
	Lennar Corporation
55,000	2.950%, 11/29/2020	53,488
18,000	4.125%, 1/15/2022	17,573
17,000	4.875%, 12/15/2023	16,596
265,000	4.500%, 4/30/2024	253,241
	Live Nation Entertainment, Inc.
70,000	5.375%, 6/15/2022[j]	70,525
100,000	5.625%, 3/15/2026[j]	100,000
	Macy’s Retail Holdings, Inc.
15,000	3.875%, 1/15/2022	14,899
22,000	2.875%, 2/15/2023	20,548
	McDonald’s Corporation
76,000	2.625%, 1/15/2022	73,919
	MGM Resorts International
175,000	6.000%, 3/15/2023	177,625
190,000	5.750%, 6/15/2025	185,250
	Navistar International Corporation
185,000	6.625%, 11/1/2025[j]	188,700
	New Red Finance, Inc.
180,000	4.250%, 5/15/2024[j]	168,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Consumer Cyclical (1.4%) - continued
	Nissan Motor Acceptance Corporation
$57,000	2.000%, 3/8/2019[j]	$56,831
	Prime Security Services Borrower, LLC
187,000	9.250%, 5/15/2023[j]	197,603
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	59,315
	Royal Caribbean Cruises, Ltd.
287,750	5.250%, 11/15/2022	300,421
	Six Flags Entertainment Corporation
150,000	4.875%, 7/31/2024[j]	141,750
	Visa, Inc.
60,000	2.200%, 12/14/2020	58,774
	Volkswagen Group of America Finance, LLC
52,000	2.450%, 11/20/2019[j]	51,482
	Wabash National Corporation
200,000	5.500%, 10/1/2025[j]	180,000
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[j]	300,806

	Total	5,057,535

Consumer Non-Cyclical (1.0%)
	Abbott Laboratories
76,000	2.550%, 3/15/2022	73,519
40,000	3.400%, 11/30/2023	39,571
	AbbVie, Inc.
76,000	2.500%, 5/14/2020	75,007
38,000	2.900%, 11/6/2022	36,788
	Albertsons Companies, LLC
220,000	6.625%, 6/15/2024	207,900
	Amgen, Inc.
74,000	3.875%, 11/15/2021	74,684
75,000	2.650%, 5/11/2022	72,464
	Anheuser-Busch InBev Finance, Inc.
55,000	2.650%, 2/1/2021	53,916
80,000	3.603%, (LIBOR 3M + 1.260%), 2/1/2021[b]	81,703
38,000	3.300%, 2/1/2023	37,045
	Anheuser-Busch InBev Worldwide, Inc.
73,000	3.500%, 1/12/2024	71,057
	BAT Capital Corporation
37,000	2.297%, 8/14/2020[j]	36,206
38,000	2.764%, 8/15/2022[j]	36,376
	Bayer U.S. Finance II, LLC
71,000	3.500%, 6/25/2021[j]	70,551
	Becton, Dickinson and Company
76,000	3.125%, 11/8/2021	74,749
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	41,232
	Bunge, Ltd. Finance Corporation
60,000	3.500%, 11/24/2020	59,871
	Cardinal Health, Inc.
38,000	1.948%, 6/14/2019	37,756
38,000	2.616%, 6/15/2022	36,328
	Conagra Brands, Inc.
34,000	3.800%, 10/22/2021	34,079
34,000	4.300%, 5/1/2024	34,052
	CVS Health Corporation
74,000	3.350%, 3/9/2021	73,675
38,000	2.750%, 12/1/2022	36,322
111,000	3.700%, 3/9/2023	109,669
	Express Scripts Holding Company
38,000	4.750%, 11/15/2021	39,104
	Forest Laboratories, LLC
19,000	4.875%, 2/15/2021[j]	19,411
	Halfmoon Parent, Inc.
69,000	4.125%, 11/15/2025[j]	68,210
	HCA, Inc.
187,750	4.750%, 5/1/2023	189,627
	J.M. Smucker Company
37,000	2.200%, 12/6/2019	36,597
	JBS USA, LLC
300,000	5.750%, 6/15/2025[j]	290,250
	Kellogg Company
70,000	3.125%, 5/17/2022	68,489
	Kraft Heinz Foods Company
75,000	5.375%, 2/10/2020	76,967
37,000	4.000%, 6/15/2023	36,807
	Kroger Company
37,000	2.800%, 8/1/2022	35,818
	Maple Escrow Subsidiary, Inc.
74,000	3.551%, 5/25/2021[j]	73,655
	Mead Johnson Nutrition Company
60,000	3.000%, 11/15/2020	59,580
	Medtronic Global Holdings SCA
76,000	1.700%, 3/28/2019	75,698
	Mondelez International Holdings Netherlands BV
55,000	2.000%, 10/28/2021[j]	52,353
	Mylan NV
37,000	3.150%, 6/15/2021	36,129
	Mylan, Inc.
33,000	3.125%, 1/15/2023[j]	31,124
	Newell Rubbermaid, Inc.
6,000	3.150%, 4/1/2021	5,877
	Pernod Ricard SA
30,000	5.750%, 4/7/2021[j]	31,416
	Perrigo Finance Unlimited Company
70,000	4.375%, 3/15/2026	67,632
	Reynolds American, Inc.
33,000	3.250%, 6/12/2020	32,892
	Shire Acquisitions Investments Ireland Designated Activity Company
74,000	2.400%, 9/23/2021	71,119
	Smithfield Foods, Inc.
57,000	2.700%, 1/31/2020[j]	56,021
	Tenet Healthcare Corporation
260,000	8.125%, 4/1/2022	270,725
	Teva Pharmaceutical Finance IV, LLC
19,000	2.250%, 3/18/2020	18,453
	Teva Pharmaceutical Finance Netherlands III BV
55,000	2.200%, 7/21/2021	51,353
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	197,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Consumer Non-Cyclical (1.0%) - continued
	Zimmer Biomet Holdings, Inc.
$56,000	3.089%, (LIBOR 3M + 0.750%), 3/19/2021[b]	$56,029
	Zoetis, Inc.
55,000	3.450%, 11/13/2020	55,063

	Total	3,608,419

Energy (1.7%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[j]	176,375
	Anadarko Petroleum Corporation
55,000	8.700%, 3/15/2019	56,092
15,000	4.850%, 3/15/2021	15,325
15,000	3.450%, 7/15/2024	14,251
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	198,625
	BP Capital Markets plc
38,000	2.315%, 2/13/2020	37,604
152,000	2.520%, 9/19/2022	145,890
	Buckeye Partners, LP
80,000	2.650%, 11/15/2018	79,983
	Canadian Natural Resources, Ltd.
38,000	2.950%, 1/15/2023	36,582
	Canadian Oil Sands, Ltd.
37,000	9.400%, 9/1/2021[j]	41,717
	Cenovus Energy, Inc.
38,000	3.800%, 9/15/2023	37,146
	Cheniere Corpus Christi Holdings, LLC
175,000	7.000%, 6/30/2024	189,219
	Cheniere Energy Partners, LP
245,000	5.625%, 10/1/2026[j]	241,325
	Chesapeake Energy Corporation
100,000	7.000%, 10/1/2024	97,750
	Continental Resources, Inc.
30,000	5.000%, 9/15/2022	30,270
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	204,000
	Diamondback Energy, Inc.
225,000	4.750%, 11/1/2024	218,812
	Enbridge, Inc.
38,000	2.900%, 7/15/2022	36,683
200,000	6.250%, 3/1/2078[b]	187,234
	Encana Corporation
58,000	3.900%, 11/15/2021	57,940
	Energy Transfer Equity, LP
300,000	5.500%, 6/1/2027	304,965
	Energy Transfer Operating, LP
37,000	4.200%, 9/15/2023	36,835
	Energy Transfer Partners, LP
60,000	4.150%, 10/1/2020	60,507
	Enterprise Products Operating, LLC
170,000	5.250%, 8/16/2077[b]	152,253
	EOG Resources, Inc.
60,000	2.625%, 3/15/2023	57,478
	EQM Midstream Partners LP
51,000	4.750%, 7/15/2023	51,427
	EQT Corporation
68,000	8.125%, 6/1/2019	69,873
37,000	3.000%, 10/1/2022	35,498
	Exxon Mobil Corporation
70,000	1.708%, 3/1/2019	69,786
	Hess Corporation
37,000	3.500%, 7/15/2024	34,885
	Kinder Morgan Energy Partners, LP
37,000	9.000%, 2/1/2019	37,534
76,000	3.450%, 2/15/2023	74,120
	Marathon Oil Corporation
38,000	2.700%, 6/1/2020	37,485
	Marathon Petroleum Corporation
60,000	3.400%, 12/15/2020	59,979
	MEG Energy Corporation
41,000	6.375%, 1/30/2023[j]	39,514
	MPLX, LP
57,000	4.500%, 7/15/2023	57,859
	Nabors Industries, Inc., Convertible
110,000	0.750%, 1/15/2024	81,987
	ONEOK Partners, LP
35,000	3.800%, 3/15/2020	35,106
	Parsley Energy, LLC
80,000	5.625%, 10/15/2027[j]	78,862
	PBF Holding Company, LLC
140,000	7.250%, 6/15/2025	144,200
	Petrobras Global Finance BV
20,000	8.375%, 5/23/2021	21,817
	Petroleos Mexicanos
36,000	6.375%, 2/4/2021	36,834
	Plains All American Pipeline, LP
83,000	5.000%, 2/1/2021	84,704
200,000	6.125%, 11/15/2022[b,m]	188,000
	Regency Energy Partners, LP
260,000	5.000%, 10/1/2022	267,899
	Sabine Pass Liquefaction, LLC
38,000	6.250%, 3/15/2022	40,489
38,000	5.625%, 4/15/2023	40,008
310,000	5.625%, 3/1/2025	323,660
	Schlumberger Holdings Corporation
60,000	3.000%, 12/21/2020[j]	59,355
	Southwestern Energy Company
185,000	7.500%, 4/1/2026	188,238
	Sunoco Logistics Partners Operations, LP
60,000	4.400%, 4/1/2021	60,696
	Sunoco, LP
100,000	5.875%, 3/15/2028[j]	93,250
	Tallgrass Energy Partners, LP
275,000	5.500%, 1/15/2028[j]	271,854
	TransCanada Trust
225,000	5.875%, 8/15/2076[b]	221,490
	Transocean Guardian, Ltd.
200,000	5.875%, 1/15/2024[j]	198,000
	W&T Offshore, Inc.
200,000	9.750%, 11/1/2023[j]	193,540
	Weatherford International, Ltd.
52,000	4.500%, 4/15/2022	39,000
	Western Gas Partners, LP
38,000	4.000%, 7/1/2022	37,678

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Energy (1.7%) - continued
	Whiting Petroleum Corporation, Convertible
$171,000	1.250%, 4/1/2020	$163,961
	Williams Partners, LP
77,000	4.000%, 11/15/2021	77,379
	WPX Energy, Inc.
135,000	5.750%, 6/1/2026	134,325

	Total	6,365,153

Financials (3.4%)
	ACE INA Holdings, Inc.
60,000	2.875%, 11/3/2022	58,597
	AIG Global Funding
74,000	2.150%, 7/2/2020[j]	72,444
	Air Lease Corporation
73,000	2.500%, 3/1/2021	71,168
	Aircastle, Ltd.
46,000	5.000%, 4/1/2023	46,643
	American Express Company
36,000	3.375%, 5/17/2021	35,922
	American Express Credit Corporation
38,000	2.678%, (LIBOR 3M + 0.330%), 5/3/2019[b]	38,031
38,000	2.200%, 3/3/2020	37,497
60,000	3.382%, (LIBOR 3M + 1.050%), 9/14/2020[b]	60,866
	Ares Capital Corporation
76,000	3.875%, 1/15/2020	76,244
	Athene Global Funding
53,000	4.000%, 1/25/2022[j]	53,185
	Australia and New Zealand Banking Group, Ltd.
90,000	6.750%, 6/15/2026[b,j,m]	92,362
	Bank of America Corporation
37,000	2.369%, 7/21/2021[b]	36,291
76,000	2.328%, 10/1/2021[b]	74,193
74,000	2.738%, 1/23/2022[b]	72,524
74,000	3.499%, 5/17/2022[b]	73,677
71,000	3.550%, 3/5/2024[b]	69,680
33,000	3.864%, 7/23/2024[b]	32,763
	Bank of Montreal
50,000	1.500%, 7/18/2019	49,493
58,000	2.100%, 6/15/2020	56,979
	Bank of New York Mellon Corporation
76,000	2.600%, 2/7/2022	73,953
	Bank of Nova Scotia
37,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	37,090
57,000	2.700%, 3/7/2022	55,479
	Barclays plc
56,000	4.338%, 5/16/2024[b]	55,018
	BB&T Corporation
74,000	2.150%, 2/1/2021	72,089
	BNP Paribas SA
270,000	7.625%, 3/30/2021[b,j,m]	280,462
	Capital One Financial Corporation
37,000	2.500%, 5/12/2020	36,473
111,000	3.050%, 3/9/2022	108,293
	Cboe Global Markets, Inc.
57,000	1.950%, 6/28/2019	56,594
	Central Fidelity Capital Trust I
125,000	3.436%, (LIBOR 3M + 1.000%), 4/15/2027[b]	116,875
	CIT Group, Inc.
190,000	4.750%, 2/16/2024	187,150
	Citigroup, Inc.
76,000	2.450%, 1/10/2020	75,308
76,000	2.650%, 10/26/2020	74,839
114,000	2.350%, 8/2/2021	110,120
38,000	2.750%, 4/25/2022	36,710
37,000	3.199%, (LIBOR 3M + 0.690%), 10/27/2022[b]	36,985
73,000	3.142%, 1/24/2023[b]	71,269
260,000	5.950%, 1/30/2023[b,m]	260,325
	CNA Financial Corporation
65,000	5.750%, 8/15/2021	68,482
	Commonwealth Bank of Australia
76,000	2.250%, 3/10/2020[j]	74,952
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
74,000	3.950%, 11/9/2022	73,311
	Credit Agricole SA
38,000	3.375%, 1/10/2022[j]	37,201
80,000	8.125%, 12/23/2025[b,j,m]	85,805
	Credit Suisse Group AG
51,000	7.500%, 7/17/2023[b,j,m]	51,892
227,000	7.500%, 12/11/2023[b,j,m]	236,343
	Credit Suisse Group Funding Guernsey, Ltd.
114,000	3.800%, 9/15/2022	112,751
	Credit Suisse Group Funding, Ltd.
76,000	3.125%, 12/10/2020	75,133
	Deutsche Bank AG
37,000	2.700%, 7/13/2020	36,152
114,000	4.250%, 10/14/2021	113,091
	Digital Realty Trust, LP
55,000	2.750%, 2/1/2023	52,541
	Discover Bank
24,000	8.700%, 11/18/2019	25,198
72,000	3.100%, 6/4/2020	71,458
	Energizer Gamma Acquisition, Inc.
210,000	6.375%, 7/15/2026[j]	210,000
	Fidelity National Financial, Inc.
52,000	5.500%, 9/1/2022	54,789
	Fifth Third Bancorp
57,000	2.600%, 6/15/2022	54,794
	Goldman Sachs Group, Inc.
74,000	5.375%, 5/10/2020[b,m]	74,832
57,000	2.600%, 12/27/2020	55,899
76,000	5.250%, 7/27/2021	79,033
55,000	3.484%, (LIBOR 3M + 1.170%), 11/15/2021[b]	55,670
76,000	3.000%, 4/26/2022	73,984
51,000	2.876%, 10/31/2022[b]	49,605
37,000	3.366%, (LIBOR 3M + 1.050%), 6/5/2023[b]	37,246
	GS Finance Corporation, Convertible
794,000	0.500%, 6/23/2025[e]	790,800
	Hartford Financial Services Group, Inc.
50,000	4.439%, (LIBOR 3M + 2.125%), 2/12/2047[b,j]	46,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Financials (3.4%) - continued
	HCP, Inc.
$68,000	3.750%, 2/1/2019	$68,005
	Hospitality Properties Trust
55,000	4.250%, 2/15/2021	55,188
	HSBC Holdings plc
114,000	3.400%, 3/8/2021	113,442
76,000	6.875%, 6/1/2021[b,m]	78,755
100,000	6.375%, 9/17/2024[b,m]	96,900
	Huntington Bancshares, Inc.
70,000	3.150%, 3/14/2021	69,207
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	75,562
90,000	6.375%, 12/15/2025	89,437
	ILFC E-Capital Trust II 5.030%, (H15T30Y + 1.800%),
415,000	12/21/2065[b,j]	369,350
	International Lease Finance Corporation
76,000	4.625%, 4/15/2021	77,042
76,000	5.875%, 8/15/2022	80,043
	Iron Mountain, Inc.
127,750	6.000%, 8/15/2023	130,784
55,000	J.P. Morgan Chase & Company 3.001%, (LIBOR 3M + 0.680%), 6/1/2021[b]	55,083
90,000	4.625%, 11/1/2022[b,m]	83,304
145,000	2.972%, 1/15/2023	140,308
57,000	2.776%, 4/25/2023[b]	55,162
78,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	79,373
	KeyCorp
58,000	2.300%, 12/13/2018	57,976
	Liberty Mutual Group, Inc.
27,000	5.000%, 6/1/2021[j]	27,688
	Lincoln National Corporation
50,000	6.250%, 2/15/2020	51,729
40,000	4.669%, (LIBOR 3M + 2.358%), 5/17/2066[b]	36,600
	Lloyds Banking Group plc
70,000	6.657%, 5/21/2037[b,j,m]	70,918
	Macquarie Bank, Ltd.
200,000	6.125%, 3/8/2027[b,j,m]	179,500
	MGIC Investment Corporation, Convertible
150,000	9.000%, 4/1/2063[j]	200,464
	Mitsubishi UFJ Financial Group, Inc.
38,000	2.998%, 2/22/2022	37,246
73,000	3.455%, 3/2/2023	71,980
	Morgan Stanley
76,000	2.800%, 6/16/2020	75,318
74,000	5.500%, 7/28/2021	77,514
77,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	77,867
37,000	2.750%, 5/19/2022	35,769
40,000	4.875%, 11/1/2022	41,159
74,000	3.125%, 1/23/2023	71,615
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	202,000
	National City Corporation
48,000	6.875%, 5/15/2019	48,992
	Nomura Holdings, Inc.
48,000	2.750%, 3/19/2019	47,980
	Park Aerospace Holdings, Ltd.
190,000	5.500%, 2/15/2024[j]	188,148
	PNC Bank NA
74,000	2.450%, 11/5/2020	72,691
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[j]	284,306
	Realty Income Corporation
57,000	5.750%, 1/15/2021	59,420
	Regions Financial Corporation
50,000	3.200%, 2/8/2021	49,568
37,000	3.800%, 8/14/2023	36,624
	Reinsurance Group of America, Inc.
56,000	4.700%, 9/15/2023	57,532
	Royal Bank of Canada
76,000	2.125%, 3/2/2020	74,992
	Royal Bank of Scotland Group plc
210,000	7.500%, 8/10/2020[b,m]	213,465
55,000	8.625%, 8/15/2021[b,m]	57,819
195,000	5.125%, 5/28/2024	193,050
265,000	7.648%, 9/30/2031[b,m]	330,588
	Santander UK Group Holdings plc
76,000	2.875%, 8/5/2021	73,628
	Simon Property Group, LP
60,000	2.500%, 9/1/2020	59,161
80,000	2.500%, 7/15/2021	78,049
	SITE Centers Corporation
53,000	4.625%, 7/15/2022	53,922
	Societe Generale SA
250,000	8.000%, 9/29/2025[b,j,m]	253,750
	Standard Chartered plc
11,000	2.100%, 8/19/2019[j]	10,908
	State Street Capital Trust IV
440,000	3.334%, (LIBOR 3M + 1.000%), 6/15/2047[b]	386,390
	State Street Corporation
60,000	3.222%, (LIBOR 3M + 0.900%), 8/18/2020[b]	60,746
	Sumitomo Mitsui Financial Group, Inc.
74,000	2.934%, 3/9/2021	73,007
37,000	2.784%, 7/12/2022	35,765
	SunTrust Banks, Inc.
50,000	2.900%, 3/3/2021	49,265
	Synchrony Financial
37,000	3.000%, 8/15/2019	36,849
25,000	3.578%, (LIBOR 3M + 1.230%), 2/3/2020[b]	25,152
	Toronto-Dominion Bank
60,000	3.262%, (LIBOR 3M + 0.930%), 12/14/2020[b]	60,859
45,000	2.550%, 1/25/2021	44,273
	UBS Group Funding Jersey, Ltd.
74,000	3.000%, 4/15/2021[j]	72,831
	UnitedHealth Group, Inc.
60,000	3.350%, 7/15/2022	59,572
	USB Realty Corporation
	3.583%, (LIBOR 3M + 1.147%),
211,000	1/15/2022[b,j,m]	189,373
	Vantiv, LLC
200,000	4.375%, 11/15/2025[j]	188,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Financials (3.4%) - continued
	Ventas Realty, LP
$37,000	3.100%, 1/15/2023	$35,844
	Wachovia Capital Trust II
40,000	2.936%, (LIBOR 3M + 0.500%), 1/15/2027[b]	36,400
	Wells Fargo & Company
45,000	2.100%, 7/26/2021	43,202
37,000	2.625%, 7/22/2022	35,531
77,000	3.597%, (LIBOR 3M + 1.110%), 1/24/2023[b]	77,876
50,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	50,703
	Welltower, Inc.
57,000	4.950%, 1/15/2021	58,296
	Westpac Banking Corporation
65,000	3.172%, (LIBOR 3M + 0.850%), 8/19/2021[b]	65,866

	Total	12,513,984

Mortgage-Backed Securities (6.3%)
	Antler Mortgage Trust
736,199	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1*,e	735,315
	Banc of America Funding
455,752	2.440%, (LIBOR 1M + 0.160%), 2/20/2047, Ser. 2007-A, Class 2A1[b]	435,516
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
281,400	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	284,553
	Federal Home Loan Mortgage Corporation
1,221,963	3.500%, 8/15/2035, Ser. 345, Class C8[n]	193,449
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,025,000	4.000%, 11/1/2048[d]	3,026,049
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,050,000	3.500%, 11/1/2048[d]	3,942,580
3,850,000	4.000%, 11/1/2048[d]	3,849,984
7,550,000	4.500%, 11/1/2048[d]	7,730,050
1,775,000	5.000%, 11/1/2048[d]	1,852,240
654,708	Merrill Lynch Alternative Note Asset Trust 2.431%, (LIBOR 1M + 0.150%), 1/25/2037, Ser. 2007-A1, Class A2Bb	290,871
	Radnor RE, Ltd.
475,000	4.981%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2*,b	481,485

	Total	22,822,092

Technology (1.0%)
	Alliance Data Systems Corporation
165,000	5.375%, 8/1/2022[j]	165,619
	Apple, Inc.
76,000	2.850%, 5/6/2021	75,321
74,000	2.688%, (LIBOR 3M + 0.350%), 5/11/2022[b]	74,555
74,000	2.400%, 1/13/2023	70,845
	Baidu, Inc.
37,000	3.000%, 6/30/2020	36,665
	Broadcom Corporation
75,000	2.650%, 1/15/2023	70,351
75,000	3.625%, 1/15/2024	71,810
	Carbonite, Inc., Convertible
144,000	2.500%, 4/1/2022	209,145
	Citrix Systems, Inc., Convertible
173,000	0.500%, 4/15/2019	245,100
	Cypress Semiconductor Corporation, Convertible
44,000	4.500%, 1/15/2022	51,953
	Diamond 1 Finance Corporation
50,000	3.480%, 6/1/2019[j]	50,062
76,000	5.450%, 6/15/2023[j]	78,715
	Equinix, Inc.
200,000	5.750%, 1/1/2025	203,750
	Fidelity National Information Services, Inc.
34,000	3.625%, 10/15/2020	34,067
65,000	2.250%, 8/15/2021	62,526
	Harland Clarke Holdings Corporation
175,000	8.375%, 8/15/2022[j]	157,938
	Hewlett Packard Enterprise Company
95,000	3.600%, 10/15/2020	95,149
	Intel Corporation
60,000	3.100%, 7/29/2022	59,308
	Intel Corporation, Convertible
191,000	3.250%, 8/1/2039	433,320
	Marvell Technology Group, Ltd.
37,000	4.200%, 6/22/2023	36,580
	Microchip Technology, Inc., Convertible
105,000	1.625%, 2/15/2027	99,387
	Micron Technology, Inc., Convertible
180,000	3.000%, 11/15/2043	234,539
	Microsoft Corporation
76,000	2.400%, 2/6/2022	74,015
	NetApp, Inc.
55,000	2.000%, 9/27/2019	54,452
	NXP BV
215,000	3.875%, 9/1/2022[j]	207,475
	ON Semiconductor Corporation, Convertible
87,000	1.625%, 10/15/2023	94,646
	Oracle Corporation
60,000	2.500%, 5/15/2022	58,079
	Red Hat, Inc., Convertible
37,000	0.250%, 10/1/2019	86,038
	Seagate HDD Cayman
95,000	4.750%, 1/1/2025	86,940
	Splunk, Inc., Convertible
195,000	0.500%, 9/15/2023[j]	186,627
	Verint Systems, Inc., Convertible
54,000	1.500%, 6/1/2021	53,580
	Vishay Intertechnology, Inc., Convertible
247,000	2.250%, 6/15/2025[j]	221,757

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (24.4%)	Value
Technology (1.0%) - continued
	VMware, Inc.
$37,000	2.300%, 8/21/2020	$36,119

	Total	3,776,433

Transportation (0.2%)
	Air Canada Pass Through Trust
15,558	3.875%, 3/15/2023[j]	15,227
	American Airlines Pass Through Trust
31,987	4.950%, 1/15/2023	32,680
	Avis Budget Car Rental, LLC
90,000	5.125%, 6/1/2022[j]	92,307
	Delta Air Lines, Inc.
57,000	2.875%, 3/13/2020	56,471
31,339	4.950%, 11/23/2020	31,463
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	59,286
	Ryder System, Inc.
68,000	3.500%, 6/1/2021	67,704
	Union Pacific Corporation
55,000	3.750%, 7/15/2025	54,580
	United Airlines Pass Through Trust
60,000	3.700%, 12/1/2022	59,244
	United Continental Holdings, Inc.
185,000	4.250%, 10/1/2022	181,531
	XPO Logistics, Inc.
150,000	6.500%, 6/15/2022[j]	153,750

	Total	804,243

Utilities (0.5%)
	Alabama Power Company
38,000	2.450%, 3/30/2022	36,679
	Ameren Corporation
60,000	2.700%, 11/15/2020	59,114
	Berkshire Hathaway Energy Company
88,000	2.400%, 2/1/2020	87,131
	Calpine Corporation
95,000	5.375%, 1/15/2023	90,012
	CenterPoint Energy, Inc.
37,000	2.500%, 9/1/2022	35,327
	Consolidated Edison, Inc.
38,000	2.000%, 3/15/2020	37,381
	Dominion Energy, Inc.
74,000	2.579%, 7/1/2020	72,868
	DTE Energy Company
88,000	2.400%, 12/1/2019	87,092
	Duke Energy Corporation
74,000	2.400%, 8/15/2022	70,818
	Dynegy, Inc.
160,000	7.375%, 11/1/2022	166,000
	Edison International
38,000	2.125%, 4/15/2020	37,270
	Emera U.S. Finance, LP
25,000	2.150%, 6/15/2019	24,822
	Eversource Energy
37,000	2.500%, 3/15/2021	36,303
	Exelon Generation Company, LLC
44,000	5.200%, 10/1/2019	44,782
57,000	2.950%, 1/15/2020	56,638
	FirstEnergy Corporation
56,000	2.850%, 7/15/2022	53,974
	Fortis, Inc.
30,000	2.100%, 10/4/2021	28,632
	NextEra Energy Capital Holdings, Inc.
50,000	2.300%, 4/1/2019	49,891
	NiSource, Inc.
50,000	3.650%, 6/15/2023[j]	49,211
230,000	5.650%, 6/15/2023[b,i,j,m]	225,446
	Pinnacle West Capital Corporation
37,000	2.250%, 11/30/2020	36,160
	PPL Capital Funding, Inc.
50,000	3.500%, 12/1/2022	49,364
	PSEG Power, LLC
50,000	3.000%, 6/15/2021	49,178
	Sempra Energy
25,000	2.400%, 3/15/2020	24,674
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,222
	Southern Company
45,000	1.850%, 7/1/2019	44,613
37,000	2.350%, 7/1/2021	35,793
	TerraForm Power Operating, LLC
195,000	5.000%, 1/31/2028[j]	174,281

	Total	1,782,676

	Total Long-Term Fixed Income (cost $89,894,468)	89,331,781

Shares	Registered Investment Companies (7.3%)	Value
Affiliated Fixed Income Holdings (6.4%)
2,592,289	Thrivent Core Emerging Markets Debt Fund	23,434,295

	Total	23,434,295

Equity Funds/Exchange Traded Funds (0.3%)
12,700	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	152,400
15,525	BlackRock Resources & Commodities Strategy Trust	123,114
2,103	iShares Russell 1000 Growth Index Fund	298,794
705	iShares Russell 2000 Value Index Fund	85,411
2,778	SPDR S&P Retail ETF	130,955
2,013	Vanguard REIT ETF	157,658

	Total	948,332

Fixed Income Funds/Exchange Traded Funds (0.6%)
70,773	Aberdeen Asia-Pacific Income Fund, Inc.	278,138
35,000	Invesco Senior Loan ETF	805,350
50,149	MFS Intermediate Income Trust	185,050
46,783	Templeton Global Income Fund	284,908
3,000	Vanguard Short-Term Corporate Bond ETF	233,790
28,049	Western Asset Emerging Markets Debt Fund, Inc.	349,771

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Shares	Registered Investment Companies (7.3%)	Value
Fixed Income Funds/Exchange Traded Funds (0.6%)- continued
42,705	Western Asset High Income
	Opportunity Fund, Inc.	$193,881

	Total	2,330,888

	Total Registered Investment Companies (cost $28,925,062)	26,713,515

Shares	Preferred Stock (0.8%)	Value
Consumer Staples (0.1%)
10,600	CHS, Inc., 7.100%[b,m]	272,844

	Total	272,844

Energy (0.2%)
40,412	Crestwood Equity Partners, LP, 9.250%[m]	387,955
11,700	NuStar Logistics, LP, 9.170%[b]	294,606

	Total	682,561

Financials (0.5%)
2,826	Agribank FCB, 6.875%[b,m]	303,089
2,200	CoBank ACB, 6.250%[b,m]	226,600
5,944	Federal National Mortgage Association, 0.000%[h,m]	35,545
330	First Tennessee Bank NA, 3.750%[b,j,m]	254,100
7,100	GMAC Capital Trust I, 8.099%[b]	186,446
6,425	Hartford Financial Services Group, Inc., 7.875%[b]	176,623
4,600	Morgan Stanley, 7.125%[b,m]	125,442
325	Wells Fargo & Company, Convertible, 7.500%[m]	413,397

	Total	1,721,242

Real Estate (<0.1%)
7,650	Colony Capital, Inc., 8.75%[m]	197,523

	Total	197,523

	Total Preferred Stock (cost $2,819,864)	2,874,170

Shares	Collateral Held for Securities Loaned (0.6%)	Value
2,305,594	Thrivent Cash Management Trust	2,305,594

	Total Collateral Held for Securities Loaned (cost $2,305,594)	2,305,594

Shares or Principal Amount	Short-Term Investments (11.8%)	Value
	Federal Home Loan Bank Discount Notes
400,000	2.090%, 11/14/2018[o,p]	$399,685
300,000	2.100%, 11/28/2018[o,p]	299,509
200,000	2.110%, 11/30/2018[o,p]	199,649
350,000	2.150%, 12/4/2018[o,p]	349,285
300,000	2.170%, 12/12/2018[o,p]	299,238
	Thrivent Core Short-Term Reserve Fund
4,188,960	2.430%	41,889,597

	Total Short-Term Investments (cost $43,437,052)	43,436,963

	Total Investments (cost $394,515,803) 107.6%	$394,524,346

	Other Assets and Liabilities, Net (7.6%)	(27,989,068)

	Total Net Assets 100.0%	$366,535,278

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	Non-income producing security.
i	All or a portion of the security is on loan.
j

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $17,012,796 or 4.6% of total net assets.

k	All or a portion of the security is insured or guaranteed.
l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
n

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Fund as of October 31, 2018 was $10,903,723 or 3.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Security	Acquisition Date	Cost
Antler Mortgage Trust, 7/25/2022	9/21/2018	$736,190
Babson CLO, Ltd., 7/20/2029	5/18/2018	425,000
Cent CLO, LP, 10/25/2028	10/11/2018	575,000
CIM Trust, 12/25/2057	4/23/2018	358,441
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	244,590
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	58,284
Digicel, Ltd., 4/15/2021	8/19/2013	286,109
Foundation Finance Trust, 7/15/2033	12/6/2017	252,766
Harley Marine Financing, LLC, 5/15/2043	5/9/2018	419,683
Madison Park Funding XIV, Ltd., 10/22/2030	10/12/2018	425,000
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	296,191
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	300,000
OHA Credit Funding 1, Ltd., 10/20/2030	8/24/2018	350,000
OZLM Funding II, Ltd., 7/30/2031	8/17/2018	700,000
OZLM IX, Ltd., 10/20/2031	10/29/2018	400,000
Park Avenue Institutional Advisers CLO, Ltd., 10/20/2031	10/5/2018	700,000
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	83,231
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	156,833
Radnor RE, Ltd., 3/25/2028	3/13/2018	475,000
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	322,494
Sound Point CLO X, Ltd., 1/20/2028	6/5/2018	350,000
Sound Point CLO XXI, Ltd., 10/26/2031	8/29/2018	700,000
Spirit Master Funding, LLC, 12/20/2047	1/23/2018	599,125
THL Credit Wind River CLO, Ltd., 10/22/2031	9/21/2018	1,075,000
Toorak Mortgage Corporation 2018-1, Ltd., 8/25/2021	8/3/2018	450,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	233,540

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$1,581,195
Taxable Debt Security	632,431

Total lending	$2,213,626
Gross amount payable upon return of collateral for securities loaned	$2,305,594

Net amounts due to counterparty	$ 91,968

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury
Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

HIGH YIELD FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (4.1%)[a]	Value
Basic Materials (1.5%)
	Contura Energy, Inc., Term Loan
$2,940,730	7.300%, (LIBOR 2M + 5.000%), 3/17/2024[b]	$2,926,026
6,205,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[b,c,d]	6,173,975
	Starfruit US Holdco, LLC, Term Loan
1,396,000	5.506%, (LIBOR 1M + 3.250%), 10/1/2025[b]	1,390,765

	Total	10,490,766

Communications Services (1.3%)
	Cengage Learning, Inc., Term Loan
3,689,135	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b]	3,413,593
	Frontier Communications Corporation, Term Loan
3,678,437	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b]	3,553,371
	Univision Communications, Inc., Term Loan
2,782,395	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b]	2,667,176

	Total	9,634,140

Consumer Non-Cyclical (0.7%)
	Northriver Midstream Finance LP, Term Loan
3,700,000	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b,c,d]	3,715,429
	Revlon Consumer Products Corporation, Term Loan
2,019,933	5.813%, (LIBOR 3M + 3.500%), 9/7/2023[b]	1,475,117

	Total	5,190,546

Financials (0.3%)
	Forest City Enterprises, LP, Term Loan
2,330,000	0.000%, (LIBOR 3M + 4.000%), 10/26/2025[b]	2,337,759

	Total	2,337,759

Utilities (0.3%)
	Vertiv Group Corporation, Term Loan
2,030,819	6.313%, (LIBOR 3M + 4.000%), 11/15/2023[b]	2,007,972

	Total	2,007,972

	Total Bank Loans (cost $30,004,291)	29,661,183

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
1,356,751	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[e]	954,911

	Total	954,911

Basic Materials (7.6%)
	Alcoa, Inc.
1,395,000	5.125%, 10/1/2024	1,368,844
	ArcelorMittal SA
498,000	6.125%, 6/1/2025[f]	532,377
	Big River Steel, LLC
3,140,000	7.250%, 9/1/2025[g]	3,297,000
	BWAY Holding Company
2,330,000	5.500%, 4/15/2024[g]	2,236,800
	Cleveland-Cliffs, Inc.
2,795,000	5.750%, 3/1/2025	2,641,275
	Consolidated Energy Finance SA
2,330,000	6.875%, 6/15/2025[g]	2,373,687
	First Quantum Minerals, Ltd.
1,901,000	7.000%, 2/15/2021[g]	1,859,416
2,325,000	7.250%, 4/1/2023[g]	2,147,719
1,860,000	6.875%, 3/1/2026[g]	1,606,575
	Grinding Media, Inc.
3,380,000	7.375%, 12/15/2023[g]	3,472,950
	Hexion, Inc.
2,235,000	6.625%, 4/15/2020	1,977,975
1,400,000	10.375%, 2/1/2022[g]	1,258,250
	Hudbay Minerals, Inc.
375,000	7.250%, 1/15/2023[g]	373,125
750,000	7.625%, 1/15/2025[g]	751,875
	Krayton Polymers, LLC
2,325,000	7.000%, 4/15/2025[g]	2,179,687
	Mercer International, Inc.
2,785,000	5.500%, 1/15/2026	2,700,614
	Midwest Vanadium, Pty. Ltd.
2,862,131	11.500%, 2/15/2018*,h,i	8,844
	Novelis Corporation
1,430,000	6.250%, 8/15/2024[g]	1,415,700
2,030,000	5.875%, 9/30/2026[g]	1,913,275
	OCI NV
750,000	6.625%, 4/15/2023[g]	768,750
	Olin Corporation
3,725,000	5.000%, 2/1/2030	3,344,417
	Peabody Securities Finance Corporation
2,820,000	6.000%, 3/31/2022[g]	2,817,265
	Platform Specialty Products Corporation
3,000,000	5.875%, 12/1/2025[g]	2,842,500
	Starfruit US Holdco, LLC
1,863,000	8.000%, 10/1/2026[f,g]	1,807,110
	Trinseo Materials Operating SCA
2,800,000	5.375%, 9/1/2025[g]	2,597,000
	Tronox Finance plc
2,790,000	5.750%, 10/1/2025[g]	2,448,225
	United States Steel Corporation
1,865,000	6.875%, 8/15/2025	1,827,700
2,350,000	6.250%, 3/15/2026	2,214,875

	Total	54,783,830

Capital Goods (10.1%)
	Abengoa Abnewco 2 SAU
3,338,469	0.236%,PIK 1.264%, 9/29/2022[g,j]	434,001

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

HIGH YIELD FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Capital Goods (10.1%) - continued
	ABG Orphan Holdco SARL
$254,752	2.712%,PIK 11.289%, 2/28/2021[g,j]	$266,726
241,997	4.900%,PIK 9.100%, 2/28/2021[g,j]	254,062
	Advanced Disposal Services, Inc.
2,845,000	5.625%, 11/15/2024[g]	2,773,875
	AECOM
935,000	5.875%, 10/15/2024	951,362
1,410,000	5.125%, 3/15/2027	1,311,300
	Arconic, Inc.
1,395,000	5.900%, 2/1/2027	1,377,562
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[g]	3,829,050
3,280,000	6.000%, 2/15/2025[g]	3,075,000
	BBA US Holdings, Inc.
460,000	5.375%, 5/1/2026[g]	454,825
	Berry Global, Inc.
1,510,000	4.500%, 2/15/2026[g]	1,411,850
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,601,850
	Bombardier, Inc.
2,555,000	7.500%, 3/15/2025[g]	2,554,234
	BWAY Holding Company
2,795,000	7.250%, 4/15/2025[g]	2,648,263
	Cemex SAB de CV
2,000,000	6.125%, 5/5/2025[g]	1,985,000
	Cemex SAB de CV
2,500,000	5.700%, 1/11/2025[g]	2,443,000
	Covanta Holding Corporation
1,400,000	5.875%, 7/1/2025	1,358,000
2,190,000	6.000%, 1/1/2027	2,113,350
	Crown Cork & Seal Company, Inc.
2,790,000	7.375%, 12/15/2026	2,985,300
	Flex Acquisition Company, Inc.
2,795,000	6.875%, 1/15/2025[g]	2,613,325
700,000	7.875%, 7/15/2026[g]	675,710
	GFL Environmental, Inc.
2,790,000	7.000%, 6/1/2026[g]	2,566,800
	H&E Equipment Services, Inc.
4,140,000	5.625%, 9/1/2025	3,943,350
	Herc Rentals, Inc.
3,133,000	7.750%, 6/1/2024[f,g]	3,305,315
	James Hardie International Finance Designated Activity Company
500,000	4.750%, 1/15/2025[g]	464,375
1,400,000	5.000%, 1/15/2028[g]	1,270,500
	Jeld-Wen, Inc.
2,330,000	4.875%, 12/15/2027[f,g]	2,027,100
	New Enterprise Stone & Lime Company, Inc.
1,855,000	6.250%, 3/15/2026[g]	1,808,625
	Owens-Brockway Glass Container, Inc.
2,680,000	5.875%, 8/15/2023[g]	2,669,950
	Reynolds Group Issuer, Inc.
1,995,000	5.125%, 7/15/2023[g]	1,952,606
	Ritchie Bros. Auctioneers, Inc.
1,295,000	5.375%, 1/15/2025[g]	1,275,575
	Summit Materials, LLC
2,350,000	6.125%, 7/15/2023	2,273,625
1,865,000	5.125%, 6/1/2025[g]	1,669,175
	U.S. Concrete, Inc.
2,620,000	6.375%, 6/1/2024	2,443,150
	United Rentals North America, Inc.
940,000	5.500%, 7/15/2025	915,913
2,380,000	5.875%, 9/15/2026	2,332,400
	Waste Pro USA, Inc.
500,000	5.500%, 2/15/2026[g]	473,750

	Total	72,509,854

Communications Services (14.2%)
	AMC Networks, Inc.
2,400,000	5.000%, 4/1/2024	2,295,480
	Block Communications, Inc.
3,280,000	6.875%, 2/15/2025[g]	3,325,100
	CBS Radio, Inc.
1,665,000	7.250%, 11/1/2024[f,g]	1,567,181
	CCO Holdings, LLC
4,500,000	5.875%, 4/1/2024[g]	4,539,375
	CCOH Safari, LLC
2,750,000	5.750%, 2/15/2026[g]	2,722,500
	Cengage Learning, Inc.
1,495,000	9.500%, 6/15/2024[g]	1,283,831
	CenturyLink, Inc.
1,855,000	7.500%, 4/1/2024[f]	1,947,750
	Clear Channel Worldwide Holdings, Inc.
3,005,000	6.500%, 11/15/2022	3,050,676
	Digicel Group, Ltd.
1,535,000	8.250%, 9/30/2020[g]	1,097,525
	Digicel, Ltd.
5,000,000	6.000%, 4/15/2021*,f	4,537,500
	Embarq Corporation
2,330,000	7.995%, 6/1/2036	2,219,325
	Frontier Communications Corporation
1,625,000	10.500%, 9/15/2022	1,352,812
	Gray Television, Inc.
3,190,000	5.875%, 7/15/2026[g]	3,061,411
	Intelsat Jackson Holdings SA
7,430,000	5.500%, 8/1/2023	6,649,850
	Level 3 Financing, Inc.
4,780,000	5.375%, 5/1/2025	4,666,475
1,500,000	5.250%, 3/15/2026	1,440,000
	McGraw-Hill Global Education Holdings, LLC
2,855,000	7.875%, 5/15/2024[f,g]	2,430,319
	Meredith Corporation
3,610,000	6.875%, 2/1/2026[g]	3,610,000
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[g]	4,897,669
	Qualitytech, LP
3,260,000	4.750%, 11/15/2025[g]	3,039,950
	SFR Group SA
2,290,000	6.250%, 5/15/2024[g]	2,198,400
2,380,000	7.375%, 5/1/2026[g]	2,284,800
	Sinclair Television Group, Inc.
1,430,000	5.875%, 3/15/2026[g]	1,362,075
1,860,000	5.125%, 2/15/2027[f,g]	1,674,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

HIGH YIELD FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Communications Services (14.2%) - continued
	Sprint Communications, Inc.
$4,640,000	6.000%, 11/15/2022	$4,683,500
	Sprint Corporation
13,505,000	7.625%, 2/15/2025	14,028,319
	T-Mobile USA, Inc.
3,140,000	6.000%, 4/15/2024	3,218,500
	VeriSign, Inc.
2,290,000	4.750%, 7/15/2027	2,156,149
	Virgin Media Secured Finance plc
1,030,000	5.250%, 1/15/2026[g]	960,475
950,000	5.500%, 8/15/2026[g]	895,375
	Windstream Services, LLC
3,370,000	8.625%, 10/31/2025[g]	3,150,950
	WMG Acquisition Corporation
2,325,000	5.500%, 4/15/2026[g]	2,266,875
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,655,438

	Total	102,269,585

Consumer Cyclical (13.7%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[g]	3,377,758
	AMC Entertainment Holdings, Inc.
4,057,000	5.750%, 6/15/2025[f]	3,752,725
	American Axle & Manufacturing, Inc.
3,732,000	6.250%, 4/1/2025[f]	3,522,075
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[g]	3,498,600
	Choice Hotels International, Inc.
3,026,000	5.750%, 7/1/2022	3,177,300
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,105,131
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[g]	3,516,906
	Delphi Jersey Holdings plc
3,800,000	5.000%, 10/1/2025[g]	3,429,500
	Hanesbrands, Inc.
3,605,000	4.875%, 5/15/2026[g]	3,415,737
	Hilton Escrow Issuer, LLC
4,655,000	4.250%, 9/1/2024	4,470,196
	KAR Auction Services, Inc.
2,330,000	5.125%, 6/1/2025[g]	2,207,675
	KB Home
1,750,000	8.000%, 3/15/2020	1,830,937
	L Brands, Inc.
1,640,000	5.625%, 2/15/2022	1,664,600
1,287,000	6.694%, 1/15/2027	1,209,780
	Landry’s, Inc.
3,045,000	6.750%, 10/15/2024[g]	3,037,388
	Lennar Corporation
3,290,000	4.125%, 1/15/2022	3,212,027
1,270,000	4.500%, 4/30/2024	1,213,644
1,410,000	4.750%, 5/30/2025	1,343,025
	Live Nation Entertainment, Inc.
2,935,000	4.875%, 11/1/2024[g]	2,810,263
470,000	5.625%, 3/15/2026[g]	470,000
	Mattamy Group Corporation
2,820,000	6.875%, 12/15/2023[g]	2,745,975
930,000	6.500%, 10/1/2025[g]	874,200
	MGM Resorts International
3,000,000	5.750%, 6/15/2025	2,925,000
	Navistar International Corporation
3,000,000	6.625%, 11/1/2025[g]	3,060,000
	New Red Finance, Inc.
2,090,000	5.000%, 10/15/2025[g]	1,959,375
	PGT Escrow Issuer, Inc.
2,325,000	6.750%, 8/1/2026[g]	2,394,750
	Prime Security Services Borrower, LLC
2,433,000	9.250%, 5/15/2023[g]	2,570,951
	RHP Hotel Properties, LP
710,000	5.000%, 4/15/2021	709,113
840,000	5.000%, 4/15/2023	831,600
	Scientific Games International, Inc.
2,060,000	6.625%, 5/15/2021	1,993,050
2,350,000	10.000%, 12/1/2022	2,455,750
	ServiceMaster Company, LLC
2,330,000	5.125%, 11/15/2024[g]	2,242,625
	Six Flags Entertainment Corporation
5,120,000	4.875%, 7/31/2024[g]	4,838,400
	Stars Group Holdings BV
2,200,000	7.000%, 7/15/2026[g]	2,233,000
	Station Casinos, LLC
470,000	5.000%, 10/1/2025[g]	436,517
	Studio City Finance, Ltd.
2,335,000	8.500%, 12/1/2020[g]	2,335,000
	Tesla, Inc.
1,860,000	5.300%, 8/15/2025[g]	1,653,075
	Tunica-Biloxi Gaming Authority
5,535,183	3.780%, 12/15/2020*	1,522,175
	Wabash National Corporation
3,250,000	5.500%, 10/1/2025[g]	2,925,000
	Wyndham Destinations, Inc.
970,000	4.500%, 4/1/2027	898,463
	Yum! Brands, Inc.
1,910,000	5.250%, 6/1/2026[g]	1,876,575

	Total	98,745,861

Consumer Non-Cyclical (10.2%)
	Air Medical Merger Sub Corporation
2,810,000	6.375%, 5/15/2023[f,g]	2,525,487
	Albertsons Companies, LLC
4,970,000	6.625%, 6/15/2024	4,696,650
	Alliance One International, Inc.
2,700,000	9.875%, 7/15/2021	2,585,250
	Bausch Health Co. Inc.
2,612,000	7.500%, 7/15/2021[g]	2,651,180
	Cott Holdings, Inc.
1,862,000	5.500%, 4/1/2025[g]	1,773,555
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[g]	3,656,600
	HCA, Inc.
2,355,000	6.500%, 2/15/2020	2,431,537
4,190,000	5.875%, 3/15/2022	4,383,787
1,640,000	4.750%, 5/1/2023	1,656,400
3,295,000	5.375%, 2/1/2025	3,315,594
	JBS USA, LLC
2,750,000	5.875%, 7/15/2024[g]	2,699,125
3,030,000	5.750%, 6/15/2025[g]	2,931,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

HIGH YIELD FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Consumer Non-Cyclical (10.2%) - continued
	Mallinckrodt International Finance SA
$1,745,000	5.625%, 10/15/2023[f,g]	$1,496,338
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[g]	3,870,274
	Pilgrim’s Pride Corporation
2,785,000	5.750%, 3/15/2025[g]	2,597,013
	Post Holdings, Inc.
1,410,000	5.500%, 3/1/2025[g]	1,363,294
2,775,000	5.000%, 8/15/2026[g]	2,559,938
	Simmons Foods, Inc.
3,375,000	5.750%, 11/1/2024[g]	2,480,625
	Spectrum Brands, Inc.
3,720,000	5.750%, 7/15/2025	3,608,400
	Teleflex, Inc.
2,225,000	5.250%, 6/15/2024	2,247,250
	Tenet Healthcare Corporation
2,750,000	6.000%, 10/1/2020	2,816,138
470,000	7.500%, 1/1/2022[g]	489,975
	Teva Pharmaceutical Finance Netherlands III BV
2,555,000	3.150%, 10/1/2026	2,081,545
	Valeant Pharmaceuticals International, Inc.
1,410,000	5.625%, 12/1/2021[g]	1,388,850
6,890,000	5.500%, 3/1/2023[g]	6,528,275
2,325,000	5.875%, 5/15/2023[g]	2,223,281
2,320,000	8.500%, 1/31/2027[g]	2,360,600

	Total	73,418,486

Energy (16.6%)
	Alliance Resource Operating Partners, LP
2,330,000	7.500%, 5/1/2025[g]	2,417,375
	Antero Resources Corporation
1,415,000	5.125%, 12/1/2022	1,405,272
2,360,000	5.625%, 6/1/2023	2,360,000
	California Resources Corporation
5,110,000	8.000%, 12/15/2022[f,g]	4,547,900
	Centennial Resource Production, LLC
4,415,000	5.375%, 1/15/2026[g]	4,315,662
	Cheniere Corpus Christi Holdings, LLC
5,990,000	7.000%, 6/30/2024	6,476,687
	Cheniere Energy Partners, LP
3,285,000	5.625%, 10/1/2026[g]	3,235,725
	Chesapeake Energy Corporation
900,000	7.000%, 10/1/2024	879,750
3,719,000	8.000%, 1/15/2025[f]	3,772,461
	CrownRock Finance, Inc.
3,250,000	5.625%, 10/15/2025[g]	3,091,562
	Diamondback Energy, Inc.
2,790,000	4.750%, 11/1/2024	2,713,275
	Endeavor Energy Resources, LP
600,000	5.500%, 1/30/2026[g]	616,500
2,325,000	5.750%, 1/30/2028[g]	2,400,562
	Energy Transfer Equity, LP
1,970,000	4.250%, 3/15/2023	1,950,300
3,755,000	5.500%, 6/1/2027	3,817,145
	EnLink Midstream Partners, LP
2,325,000	4.150%, 6/1/2025	2,161,328
	Ensco plc
3,260,000	4.500%, 10/1/2024	2,648,750
	Genesis Energy, LP
2,320,000	6.750%, 8/1/2022	2,331,600
	MEG Energy Corporation
720,000	6.375%, 1/30/2023[g]	693,900
	Murphy Oil Corporation
1,190,000	6.875%, 8/15/2024	1,242,932
1,630,000	5.750%, 8/15/2025	1,621,364
	Nabors Industries, Inc.
2,800,000	5.750%, 2/1/2025	2,584,357
	NGPL Pipeco, LLC
2,790,000	4.875%, 8/15/2027[g]	2,685,375
	Noble Holding International, Ltd.
2,790,000	7.750%, 1/15/2024	2,605,162
	Pacific Drilling First Lien Escrow Issuer, Ltd.
3,500,000	8.375%, 10/1/2023[g]	3,548,125
	Pacific Drilling Second Lien Escrow Issuer, Ltd.
500,000	11.000%, PIK 12.000%, 4/1/2024[g,j]	527,500
	Parsley Energy, LLC
2,800,000	5.625%, 10/15/2027[g]	2,760,156
	Precision Drilling Corporation
1,060,000	7.750%, 12/15/2023	1,102,400
1,150,000	5.250%, 11/15/2024[f]	1,066,625
930,000	7.125%, 1/15/2026[g]	923,025
	Rowan Companies, Inc.
3,025,000	4.875%, 6/1/2022	2,896,437
	Sanchez Energy Corporation
3,260,000	7.250%, 2/15/2023[f,g]	2,974,750
	SESI, LLC
3,720,000	7.750%, 9/15/2024	3,654,900
	SM Energy Company
2,325,000	5.000%, 1/15/2024[f]	2,214,562
465,000	6.625%, 1/15/2027	467,325
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026[f]	3,780,013
	Sunoco, LP
2,325,000	4.875%, 1/15/2023[g]	2,240,719
910,000	5.500%, 2/15/2026[g]	866,775
	Tallgrass Energy Partners, LP
2,500,000	4.750%, 10/1/2023[g]	2,473,438
3,755,000	5.500%, 1/15/2028[g]	3,712,043
	Targa Resources Partners, LP
3,725,000	5.125%, 2/1/2025	3,622,563
	Transocean Pontus, Ltd.
465,000	6.125%, 8/1/2025[g]	462,094
	Transocean, Inc.
2,600,000	7.250%, 11/1/2025[g]	2,528,500
930,000	7.500%, 1/15/2026[g]	913,725
3,255,000	7.500%, 4/15/2031	3,010,875
	W&T Offshore, Inc.
4,300,000	9.750%, 11/1/2023[g]	4,161,110
	Weatherford International, Ltd.
2,145,000	4.500%, 4/15/2022[f]	1,608,750
	Whiting Petroleum Corporation
2,790,000	6.625%, 1/15/2026	2,796,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

HIGH YIELD FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Energy (16.6%) - continued
	WPX Energy, Inc.
$2,790,000	8.250%, 8/1/2023	$3,135,263

	Total	120,023,592

Financials (9.0%)
	Ally Financial, Inc.
3,630,000	4.125%, 3/30/2020	3,625,462
1,340,000	4.625%, 5/19/2022	1,340,000
3,500,000	5.750%, 11/20/2025[f]	3,587,500
	ASP AMC Merger Sub, Inc.
4,800,000	8.000%, 5/15/2025[g]	3,600,000
	Avolon Holdings Funding, Ltd.
930,000	5.500%, 1/15/2023[g]	925,350
2,330,000	5.125%, 10/1/2023[g]	2,286,312
	Barclays plc
700,000	7.750%, 9/15/2023[b,k]	698,390
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,242,700
	Chobani, LLC
1,395,000	7.500%, 4/15/2025[f,g]	1,192,725
	CIT Group, Inc.
1,237,000	5.000%, 8/15/2022	1,246,277
1,083,000	5.000%, 8/1/2023	1,085,707
1,510,000	4.750%, 2/16/2024	1,487,350
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[g]	3,215,341
	Genworth Holdings, Inc.
930,000	4.900%, 8/15/2023	818,400
2,055,000	4.900%, 8/15/2023	1,808,400
	Icahn Enterprises, LP
1,850,000	6.000%, 8/1/2020	1,866,188
1,630,000	6.250%, 2/1/2022	1,645,583
	Iron Mountain, Inc.
1,860,000	5.750%, 8/15/2024	1,825,125
	MPT Operating Partnership, LP
2,640,000	5.500%, 5/1/2024	2,666,400
1,160,000	5.000%, 10/15/2027	1,090,052
	Navient Corporation
2,500,000	5.500%, 1/25/2023	2,454,925
	Park Aerospace Holdings, Ltd.
1,395,000	5.250%, 8/15/2022[g]	1,384,538
3,715,000	4.500%, 3/15/2023[g]	3,534,377
1,370,000	5.500%, 2/15/2024[g]	1,356,643
	Quicken Loans, Inc.
3,485,000	5.750%, 5/1/2025[g]	3,358,669
	Royal Bank of Scotland Group plc
2,585,000	5.125%, 5/28/2024	2,559,151
	SemGroup Corporation / Rose Rock Finance Corporation
1,960,000	5.625%, 7/15/2022	1,881,600
	Springleaf Finance Corporation
2,330,000	6.875%, 3/15/2025	2,230,975
	Synchrony Financial
3,720,000	3.950%, 12/1/2027	3,280,126
	Wand Merger Corporation
2,625,000	8.125%, 7/15/2023[g]	2,670,938

	Total	64,965,204

Foreign Government (0.3%)
	Argentina Government International Bond
2,820,000	6.875%, 1/26/2027	2,358,930

	Total	2,358,930

Technology (5.5%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[g]	6,142,950
	Anixter, Inc.
2,045,000	5.125%, 10/1/2021	2,055,225
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[g]	4,108,812
	Diamond Finance Corporation
2,320,000	7.125%, 6/15/2024[g]	2,455,289
	First Data Corporation
1,690,000	7.000%, 12/1/2023[g]	1,752,530
	Harland Clarke Holdings Corporation
3,510,000	8.375%, 8/15/2022[g]	3,167,775
	Inception Merger Sub, Inc.
4,655,000	8.625%, 11/15/2024[f,g]	4,375,700
	Iron Mountain, Inc.
3,255,000	5.250%, 3/15/2028[g]	2,921,363
	Nielsen Company SARL
2,790,000	5.000%, 2/1/2025[f,g]	2,716,763
	Plantronics, Inc.
2,110,000	5.500%, 5/31/2023[g]	2,057,250
	Seagate HDD Cayman
3,885,000	4.750%, 1/1/2025	3,555,403
	Western Digital Corporation
4,600,000	4.750%, 2/15/2026	4,249,250

	Total	39,558,310

Transportation (1.2%)
	Hertz Corporation
1,865,000	7.625%, 6/1/2022[g]	1,786,577
	United Continental Holdings, Inc.
2,000,000	4.250%, 10/1/2022	1,962,500
	XPO Logistics, Inc.
3,218,000	6.500%, 6/15/2022[g]	3,298,450
1,430,000	6.125%, 9/1/2023[g]	1,464,606

	Total	8,512,133

Utilities (3.0%)
	AES Corporation
2,325,000	4.500%, 3/15/2023	2,293,031
2,140,000	5.500%, 4/15/2025	2,145,350
	Covanta Holding Corporation
1,650,000	6.375%, 10/1/2022	1,685,062
	Dynegy, Inc.
3,255,000	8.125%, 1/30/2026[g]	3,523,538
	Electricite de France SA
2,500,000	5.250%, 1/29/2023[b,g,k]	2,407,250
	NRG Energy, Inc.
1,400,000	6.250%, 5/1/2024	1,429,232
1,320,000	7.250%, 5/15/2026	1,402,500
	Talen Energy Supply, LLC
1,860,000	6.500%, 6/1/2025	1,385,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

HIGH YIELD FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Utilities (3.0%) - continued
	TerraForm Power Operating, LLC
$1,860,000	4.250%, 1/31/2023[g]	$1,762,350
2,560,000	5.000%, 1/31/2028[g]	2,288,000
	Vistra Operations Company, LLC
1,046,000	5.500%, 9/1/2026[g]	1,030,310

	Total	21,352,323

	Total Long-Term Fixed Income (cost $683,044,054)	659,453,019

Shares	Preferred Stock (0.7%)	Value
Energy (0.3%)
193,165	Crestwood Equity Partners, LP, 9.250%[k]	1,854,384

	Total	1,854,384

Financials (0.4%)
47,000	Federal National Mortgage Association, 0.000%[k,l]	281,060
2,327	Wells Fargo & Company, Convertible, 7.500%[k]	2,959,921

	Total	3,240,981

	Total Preferred Stock (cost $5,327,202)	5,095,365

Shares	Registered Investment Companies (0.5%)	Value
Equity Funds/Exchange Traded Funds (0.5%)
25,604	Energy Select Sector SPDR Fund	1,719,565
53,000	SPDR S&P Oil & Gas Exploration & Production ETF[f]	1,911,710

	Total	3,631,275

	Total Registered Investment Companies (cost $3,360,650)	3,631,275

Shares	Common Stock (<0.1%)	Value
Communications Services (<0.1%)
3,140,000	T-Mobile USA, Inc. Rights[m]	0

	Total	0

Consumer Discretionary (<0.1%)
367	Lear Corporation	48,774

	Total	48,774

Industrials (<0.1%)
917,195	Abengoa SA, Class Al	11,427
9,178,073	Abengoa SA, Class Bl	31,187

	Total	42,614

Materials (<0.1%)
235	WestRock Company	10,098

	Total	10,098

	Total Common Stock (cost $320,645)	101,486

Shares	Collateral Held for Securities Loaned (7.5%)	Value
53,926,806	Thrivent Cash Management Trust	53,926,806

	Total Collateral Held for Securities Loaned (cost $53,926,806)	53,926,806

Shares or Principal Amount	Short-Term Investments (3.6%)	Value
2,580,952	Thrivent Core Short-Term Reserve Fund 2.430%	25,809,518

	Total Short-Term Investments (cost $25,809,518)	25,809,518

	Total Investments (cost $801,793,166) 107.9%	$777,678,652

	Other Assets and Liabilities, Net (7.9%)	(56,933,960)

	Total Net Assets 100.0%	$720,744,692

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
f	All or a portion of the security is on loan.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $353,823,544 or 49.1% of total net assets.

h	Defaulted security. Interest is not being accrued.
i	In bankruptcy. Interest is not being accrued.
j

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of October 31, 2018.

k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	Non-income producing security.
m	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of October 31, 2018 was $6,068,519 or 0.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

HIGH YIELD FUND

Schedule of Investments as of October 31, 2018

Security	Acquisition Date	Cost
Digicel, Ltd., 4/15/2021	3/19/2013	$4,950,858
Midwest Vanadium, Pty. Ltd., 2/15/2019	2/9/2011	2,714,489
Tunica-Biloxi Gaming Authority, 12/15/2020	11/8/2005	4,649,602

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$1,803,500
Taxable Debt Security	50,247,936

Total lending	$52,051,436
Gross amount payable upon return of collateral for securities loaned	$53,926,806

Net amounts due to counterparty	$1,875,370

Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.3%)[a]	Value
Basic Materials (0.2%)
	Ball Metalpack Finco, LLC, Term Loan
$59,850	6.802%, (LIBOR 1M + 4.500%), 7/31/2025[b]	$60,149
	Big River Steel, LLC, Term Loan
148,500	7.386%, (LIBOR 3M + 5.000%), 8/23/2023[b]	149,985
	Contura Energy, Inc., Term Loan
133,237	7.300%, (LIBOR 2M + 5.000%), 3/17/2024[b]	132,571
285,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[b,c,d]	283,575
	MRC Global (US), Inc., Term Loan
164,173	5.302%, (LIBOR 1M + 3.000%), 9/20/2024[b,e]	164,173
	Tronox Blocked Borrower, LLC, Term Loan
135,026	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	134,836
	Tronox Finance, LLC, Term Loan
311,599	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	311,159

	Total	1,236,448

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
275,636	4.460%, (LIBOR 1W + 2.250%), 11/10/2023[b]	275,465
	GFL Environmental, Inc., Term Loan
430,000	0.000%, (LIBOR 3M + 3.000%), 5/31/2025[b,c,d]	423,013
	Sotera Health Holdings, LLC, Term Loan
200,700	5.302%, (LIBOR 1M + 3.000%), 5/15/2022[b,c,d]	200,867

	Total	899,345

Communications Services (0.8%)
	Altice France SA, Term Loan
128,050	5.052%, (LIBOR 1M + 2.750%), 7/31/2025[b]	123,368
320,000	6.280%, (LIBOR 1M + 4.000%), 1/31/2026[b]	313,002
	Cengage Learning, Inc., Term Loan
493,005	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b]	456,182
	CenturyLink, Inc., Term Loan
476,749	5.052%, (LIBOR 1M + 2.750%), 1/31/2025[b]	471,386
	Frontier Communications Corporation, Term Loan
271,563	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b]	262,329
	HCP Acquisition, LLC, Term Loan
217,684	5.302%, (LIBOR 1M + 3.000%), 5/16/2024[b]	217,249
	Intelsat Jackson Holdings SA, Term Loan
185,000	6.045%, (LIBOR 1M + 3.750%), 11/27/2023[b]	185,000
	Level 3 Parent, LLC, Term Loan
515,000	4.530%, (LIBOR 1M + 2.250%), 2/22/2024[b]	515,242
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
430,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	421,477
	McGraw-Hill Global Education Holdings, LLC, Term Loan
708,630	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[b]	678,959
	Sable International Finance, Ltd., Term Loan
595,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[b]	594,334
	Sprint Communications, Inc., Term Loan
620,550	4.813%, (LIBOR 1M + 2.500%), 2/2/2024[b]	619,967
	Univision Communications, Inc., Term Loan
883,055	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b]	846,488
	Virgin Media Bristol, LLC, Term Loan
355,000	4.780%, (LIBOR 1M + 2.500%), 1/15/2026[b]	354,592
	WideOpenWest Finance, LLC, Term Loan
202,950	5.540%, (LIBOR 1M + 3.250%), 8/19/2023[b]	195,339
	Windstream Services, LLC, Term Loan
164,162	6.290%, (LIBOR 1M + 4.000%), 3/30/2021[b]	153,668

	Total	6,408,582

Consumer Cyclical (0.2%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
236,696	4.790%, (LIBOR 1M + 2.500%), 11/17/2024[b]	236,696
	Golden Entertainment, Inc., Term Loan
377,150	5.300%, (LIBOR 1M + 3.000%), 10/20/2024[b]	377,150
	Golden Nugget, LLC, Term Loan
307,237	5.230%, (LIBOR 1M + 2.750%), 10/4/2023[b]	307,382
	Scientific Games International, Inc., Term Loan
547,250	5.046%, (LIBOR 1M + 2.750%), 8/14/2024[b]	541,580
	Stars Group Holdings BV, Term Loan
205,485	5.886%, (LIBOR 3M + 3.500%), 7/10/2025[b]	206,227
	Tenneco, Inc., Term Loan
190,000	5.052%, (LIBOR 1M + 2.750%), 10/1/2025[b]	189,367

	Total	1,858,402

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.3%)[a]	Value
Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
$501,212	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[b]	$485,926
99,250	6.530%, (LIBOR 1M + 4.250%), 3/14/2025[b]	97,265
	Albertson’s, LLC, Term Loan
89,322	5.052%, (LIBOR 1M + 2.750%), 8/25/2021[b]	89,149
182,041	5.381%, (LIBOR 3M + 3.000%), 12/21/2022[b]	181,485
330,175	5.311%, (LIBOR 3M + 3.000%), 6/22/2023[b]	328,524
30,000	0.000%, (LIBOR 3M + 3.000%), 10/29/2025[b,c,d]	29,744
	Amneal Pharmaceuticals, LLC, Term Loan
214,413	5.813%, (LIBOR 1M + 3.500%), 5/4/2025[b]	215,431
	Bausch Health Companies, Inc., Term Loan
365,625	5.274%, (LIBOR 1M + 3.000%), 6/1/2025[b]	365,541
	CHS/Community Health Systems, Inc., Term Loan
227,254	5.563%, (LIBOR 3M + 3.250%), 1/27/2021[b]	222,193
	Endo International plc, Term Loan
327,512	6.563%, (LIBOR 1M + 4.250%), 4/27/2024[b]	328,672
	JBS USA LUX SA, Term Loan
507,275	4.844%, (LIBOR 3M + 2.500%), 10/30/2022[b]	507,021
	MPH Acquisition Holdings, LLC, Term Loan
244,155	5.136%, (LIBOR 3M + 2.750%), 6/7/2023[b]	243,342
	Revlon Consumer Products Corporation, Term Loan
187,136	5.813%, (LIBOR 3M + 3.500%), 9/7/2023[b]	136,661

	Total	3,230,954

Energy (0.1%)
	GIP III Stetson I, LP, Term Loan
145,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	145,181
	HFOTCO, LLC, Term Loan
284,288	5.060%, (LIBOR 1M + 2.750%), 6/26/2025[b]	284,879
	Radiate Holdco, LLC, Term Loan
605,390	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[b]	600,202

	Total	1,030,262

Financials (0.2%)
	Air Methods Corporation, Term Loan
408,128	5.886%, (LIBOR 3M + 3.500%), 4/21/2024[b]	367,825
	Avolon TLB Borrower 1 US, LLC, Term Loan
299,250	4.280%, (LIBOR 1M + 2.000%), 1/15/2025[b]	298,301
	DTZ U.S. Borrower, LLC, Term Loan
190,000	5.552%, (LIBOR 1M + 3.250%), 8/21/2025[b]	189,821
	GGP Nimbus LP, Term Loan
270,000	4.795%, (LIBOR 1M + 2.500%), 8/24/2025[b]	265,421
	INEOS U.S. Finance, LLC, Term Loan
109,175	4.302%, (LIBOR 1M + 2.000%), 3/31/2024[b]	108,920

	Total	1,230,288

Technology (0.2%)
	First Data Corporation, Term Loan
595,000	4.287%, (LIBOR 1M + 2.000%), 4/26/2024[b]	591,531
	Harland Clarke Holdings Corporation, Term Loan
313,123	7.136%, (LIBOR 3M + 4.750%), 11/3/2023[b]	292,770
	Plantronics, Inc., Term Loan
380,000	4.802%, (LIBOR 1M + 2.500%), 7/2/2025[b]	378,575
	Rackspace Hosting, Inc., Term Loan
330,998	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[b]	320,724
	TNS, Inc., Term Loan
215,153	6.320%, (LIBOR 3M + 4.000%), 8/14/2022[b]	216,050

	Total	1,799,650

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
454,250	6.802%, (LIBOR 1M + 4.500%), 5/18/2023[b]	454,250

	Total	454,250

Utilities (<0.1%)
	Vertiv Group Corporation, Term Loan
404,187	6.313%, (LIBOR 3M + 4.000%), 11/15/2023[b]	399,640

	Total	399,640

	Total Bank Loans (cost $18,771,585)	18,547,821

Principal Amount	Long-Term Fixed Income (93.9%)	Value

Asset-Backed Securities (2.3%)
	Babson CLO, Ltd.
1,496,050	3.599%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	1,496,355
2,100,000	5.369%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class D*,b	2,087,320
	Cent CLO 22, Ltd.
1,800,000	3.753%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	1,800,362

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Asset-Backed Securities (2.3%) - continued
	Delta Air Lines, Inc.
$904,626	4.250%, 7/30/2023	$898,688
	First Horizon ABS Trust
7,547	2.441%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,f	7,508
	GMAC Mortgage Corporation Loan Trust
261,287	2.781%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,f]	285,226
	IndyMac Seconds Asset-Backed Trust
704,832	2.621%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,f	402,785
	Magnetite XII, Ltd.
1,800,000	3.536%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR*,b	1,799,977
	Octagon Investment Partners XVI, Ltd.
1,400,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2R*,b	1,395,359
	PPM CLO, Ltd.
1,200,000	3.643%, (LIBOR 3M + 1.150%), 7/15/2031, Ser. 2018-1A, Class A*,b	1,198,628
	Renaissance Home Equity Loan Trust
1,187,157	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[g]	835,547
	Shackleton CLO, Ltd.
1,200,000	3.509%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1*,b	1,199,908
	Sound Point CLO X, Ltd.
1,800,000	5.169%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DR*,b	1,799,971
	Symphony CLO XV, Ltd.
1,606,956	3.629%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	1,607,665
	THL Credit Wind River CLO, Ltd.
1,800,000	5.286%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	1,799,982

	Total	18,615,281

Basic Materials (4.6%)
	Alcoa, Inc.
360,000	5.125%, 10/1/2024	353,250
	Anglo American Capital plc
1,800,000	3.625%, 9/11/2024[h]	1,699,913
2,900,000	4.750%, 4/10/2027[h]	2,792,551
	ArcelorMittal SA
1,820,000	6.125%, 6/1/2025[i]	1,945,635
	Braskem America Finance Company
550,000	7.125%, 7/22/2041[h]	611,188
	Braskem Netherlands Finance BV
3,000,000	4.500%, 1/10/2028[h]	2,771,250
	Cleveland-Cliffs, Inc.
360,000	5.750%, 3/1/2025	340,200
	Dow Chemical Company
1,430,000	4.250%, 11/15/2020	1,447,946
1,080,000	3.000%, 11/15/2022	1,048,879
	First Quantum Minerals, Ltd.
360,000	6.500%, 3/1/2024[h]	314,100
	Glencore Funding, LLC
1,820,000	4.125%, 5/30/2023[h]	1,798,251
1,620,000	4.000%, 3/27/2027[h]	1,489,885
	International Paper Company
1,260,000	3.000%, 2/15/2027	1,134,472
	Kinross Gold Corporation
360,000	5.950%, 3/15/2024	368,100
2,950,000	4.500%, 7/15/2027	2,640,250
	Krayton Polymers, LLC
360,000	7.000%, 4/15/2025[h]	337,500
	LyondellBasell Industries NV
600,000	6.000%, 11/15/2021	632,716
	Novelis Corporation
360,000	5.875%, 9/30/2026[h]	339,300
	Packaging Corporation of America
1,550,000	2.450%, 12/15/2020	1,517,032
	Syngenta Finance NV
1,825,000	4.441%, 4/24/2023[h]	1,795,951
	Teck Resources, Ltd.
3,580,000	6.125%, 10/1/2035	3,624,750
	Tronox Finance plc
360,000	5.750%, 10/1/2025[h]	315,900
	Vale Overseas, Ltd.
1,179,000	4.375%, 1/11/2022	1,185,602
1,080,000	6.250%, 8/10/2026	1,152,900
1,100,000	6.875%, 11/21/2036	1,221,319
	Westlake Chemical Corporation
1,800,000	3.600%, 8/15/2026	1,665,407
	WestRock Company
730,000	3.750%, 3/15/2025[h]	702,577
	Weyerhaeuser Company
1,430,000	7.375%, 3/15/2032	1,754,781

	Total	37,001,605

Capital Goods (2.8%)
	AECOM
385,000	5.875%, 10/15/2024	391,737
385,000	5.125%, 3/15/2027	358,050
	Ashtead Capital, Inc.
360,000	4.125%, 8/15/2025[h]	333,900
	BAE Systems plc
1,030,000	4.750%, 10/11/2021[h]	1,059,044
	Berry Global, Inc.
540,000	4.500%, 2/15/2026[h]	504,900
	CNH Industrial Capital, LLC
1,440,000	4.875%, 4/1/2021	1,471,175
	CNH Industrial NV
1,795,000	3.850%, 11/15/2027	1,658,674
	Covanta Holding Corporation
360,000	5.875%, 7/1/2025	349,200
	Crown Cork & Seal Company, Inc.
360,000	7.375%, 12/15/2026	385,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Capital Goods (2.8%) - continued
	General Electric Capital Corporation
$1,800,000	3.334%, (LIBOR 3M + 1.000%), 3/15/2023[b]	$1,778,868
	Jeld-Wen, Inc.
360,000	4.625%, 12/15/2025[h]	323,550
	L3 Technologies, Inc.
720,000	4.950%, 2/15/2021	738,295
	Northrop Grumman Corporation
1,250,000	3.250%, 1/15/2028	1,153,772
	Owens-Brockway Glass Container, Inc.
500,000	5.875%, 8/15/2023[h]	498,125
	Republic Services, Inc.
1,830,000	3.550%, 6/1/2022	1,824,024
	Roper Technologies, Inc.
1,080,000	3.125%, 11/15/2022	1,052,014
1,260,000	3.800%, 12/15/2026	1,209,786
	Spirit AeroSystems, Inc.
1,800,000	3.134%, (LIBOR 3M + 0.800%), 6/15/2021[b]	1,802,363
	Textron, Inc.
720,000	4.300%, 3/1/2024	724,183
370,000	3.875%, 3/1/2025	358,685
1,440,000	3.650%, 3/15/2027	1,348,798
	United Rentals North America, Inc.
375,000	5.500%, 7/15/2025	365,391
	United Technologies Corporation
1,075,000	3.950%, 8/16/2025	1,061,500
2,175,000	4.450%, 11/16/2038	2,100,865

	Total	22,852,099

Collateralized Mortgage Obligations (0.2%)
	Countrywide Alternative Loan Trust
792,628	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	753,740
	Wachovia Mortgage Loan Trust, LLC
435,702	4.027%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	395,791

	Total	1,149,531

Communications Services (9.3%)
	21st Century Fox America, Inc.
1,100,000	7.625%, 11/30/2028	1,373,915
1,190,000	6.400%, 12/15/2035	1,450,087
1,300,000	6.150%, 2/15/2041	1,576,090
	American Tower Corporation
2,000,000	3.450%, 9/15/2021	1,987,620
1,440,000	3.125%, 1/15/2027	1,293,163
	AT&T, Inc.
1,810,000	4.450%, 4/1/2024	1,827,819
2,150,000	3.514%, (LIBOR 3M + 1.180%), 6/12/2024[b]	2,155,964
760,000	3.400%, 5/15/2025	713,590
2,880,000	4.250%, 3/1/2027	2,793,283
1,519,000	4.300%, 2/15/2030[h]	1,427,470
1,810,000	4.300%, 12/15/2042	1,484,992
	Block Communications, Inc.
360,000	6.875%, 2/15/2025[h]	364,950
	CCO Holdings, LLC
360,000	5.500%, 5/1/2026[h]	350,550
	Charter Communications Operating, LLC
1,080,000	4.464%, 7/23/2022	1,092,045
3,325,000	6.484%, 10/23/2045	3,398,354
	Comcast Corporation
3,400,000	4.950%, 10/15/2058	3,330,940
1,080,000	3.375%, 8/15/2025	1,039,007
292,000	6.400%, 5/15/2038	343,669
1,600,000	4.600%, 10/15/2038	1,565,706
1,800,000	4.650%, 7/15/2042	1,718,125
	Cox Communications, Inc.
1,800,000	3.350%, 9/15/2026[h]	1,656,068
315,000	4.800%, 2/1/2035[h]	283,494
1,400,000	4.700%, 12/15/2042[h]	1,185,142
	Crown Castle International Corporation
540,000	3.400%, 2/15/2021	536,607
2,340,000	5.250%, 1/15/2023	2,440,457
1,300,000	3.150%, 7/15/2023	1,247,806
	Digicel, Ltd.
360,000	6.000%, 4/15/2021*,i	326,700
	Discovery Communications, LLC
1,170,000	3.500%, 6/15/2022[h]	1,146,471
900,000	4.900%, 3/11/2026	910,282
2,160,000	5.200%, 9/20/2047	1,994,962
	Gray Television, Inc.
360,000	5.125%, 10/15/2024[h]	342,450
	Interpublic Group of Companies, Inc.
1,800,000	3.750%, 10/1/2021	1,799,146
	Level 3 Financing, Inc.
360,000	5.250%, 3/15/2026	345,600
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,421,222
560,000	3.650%, 11/1/2024	539,371
	Outdoor Americas Capital, LLC
360,000	5.625%, 2/15/2024	360,450
	SES Global Americas Holdings GP
1,820,000	2.500%, 3/25/2019[h]	1,814,917
	Sinclair Television Group, Inc.
360,000	5.875%, 3/15/2026[h]	342,900
	Sprint Communications, Inc.
355,000	7.000%, 3/1/2020[h]	367,869
	Sprint Corporation
540,000	7.125%, 6/15/2024	552,150
	Telecom Italia Capital SA
845,000	7.721%, 6/4/2038	855,563
	Telecom Italia SPA
1,800,000	5.303%, 5/30/2024[h]	1,696,500
	Telefonica Emisiones SAU
1,800,000	4.665%, 3/6/2038	1,613,548
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,207,405
	Time Warner Entertainment Company, LP
780,000	8.375%, 3/15/2023	899,041
	Time Warner, Inc.
790,000	4.750%, 3/29/2021	810,735
	Verizon Communications, Inc.
1,260,000	3.500%, 11/1/2024	1,232,384
2,600,000	3.414%, (LIBOR 3M + 1.100%), 5/15/2025[b]	2,613,396
1,080,000	5.250%, 3/16/2037	1,110,409

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Communications Services (9.3%) - continued
$2,170,000	4.862%, 8/21/2046	$2,076,319
2,747,000	4.522%, 9/15/2048	2,491,562
	Viacom, Inc.
2,500,000	6.875%, 4/30/2036	2,760,683
	Virgin Media Secured Finance plc
360,000	5.250%, 1/15/2026[h]	335,700
	Vodafone Group plc
1,350,000	5.000%, 5/30/2038	1,270,172
	Windstream Services, LLC
360,000	8.625%, 10/31/2025[h]	336,600
	Zayo Group, LLC
360,000	5.750%, 1/15/2027[h]	352,872

	Total	74,564,292

Consumer Cyclical (4.6%)
	Amazon.com, Inc.
2,520,000	4.050%, 8/22/2047	2,360,582
	American Axle & Manufacturing, Inc.
360,000	6.250%, 4/1/2025[i]	339,750
	Cinemark USA, Inc.
360,000	4.875%, 6/1/2023	351,450
	Daimler Finance North America, LLC
1,100,000	2.891%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	1,100,528
	Dana, Inc.
360,000	6.000%, 9/15/2023	365,400
	Ford Motor Credit Company, LLC
800,000	2.597%, 11/4/2019	790,503
1,100,000	3.470%, 4/5/2021	1,073,895
1,800,000	2.979%, 8/3/2022	1,688,446
1,425,000	4.250%, 9/20/2022	1,400,281
1,150,000	3.096%, 5/4/2023	1,061,669
	General Motors Company
1,800,000	3.227%, (LIBOR 3M + 0.900%), 9/10/2021[b]	1,797,397
2,100,000	5.000%, 10/1/2028	2,009,410
770,000	5.000%, 4/1/2035	676,367
	General Motors Financial Company, Inc.
1,900,000	3.450%, 4/10/2022	1,848,459
1,490,000	4.000%, 1/15/2025	1,410,793
	Hanesbrands, Inc.
360,000	4.625%, 5/15/2024[h]	344,700
	Hilton Escrow Issuer, LLC
360,000	4.250%, 9/1/2024	345,708
	Home Depot, Inc.
540,000	2.125%, 9/15/2026	480,682
1,820,000	4.250%, 4/1/2046	1,750,013
	Hyundai Capital America
1,050,000	3.000%, 3/18/2021[h]	1,024,732
2,150,000	2.450%, 6/15/2021[h]	2,065,604
	Hyundai Capital Services, Inc.
1,080,000	3.000%, 3/6/2022[h]	1,039,593
	L Brands, Inc.
380,000	5.625%, 2/15/2022	385,700
	Lennar Corporation
1,270,000	2.950%, 11/29/2020	1,235,075
1,100,000	4.125%, 1/15/2022	1,073,930
1,100,000	4.500%, 4/30/2024	1,051,188
	Live Nation Entertainment, Inc.
720,000	4.875%, 11/1/2024[h]	689,400
	Macy’s Retail Holdings, Inc.
300,000	3.875%, 1/15/2022	297,978
475,000	2.875%, 2/15/2023[i]	443,639
1,100,000	6.790%, 7/15/2027	1,161,887
725,000	6.700%, 9/15/2028	754,047
	Mattamy Group Corporation
360,000	6.500%, 10/1/2025[h]	338,400
	McDonald’s Corporation
1,825,000	4.450%, 3/1/2047	1,706,656
	MGM Growth Properties Operating Partnership, LP
360,000	4.500%, 9/1/2026	325,800
	Scientific Games International, Inc.
360,000	5.000%, 10/15/2025[h]	334,800
	Six Flags Entertainment Corporation
360,000	4.875%, 7/31/2024[h]	340,200
	Visa, Inc.
1,640,000	3.150%, 12/14/2025	1,576,905
	Yum! Brands, Inc.
360,000	5.000%, 6/1/2024[h]	355,050

	Total	37,396,617

Consumer Non-Cyclical (10.5%)
	Abbott Laboratories
1,632,000	3.750%, 11/30/2026	1,606,941
810,000	4.750%, 11/30/2036	823,354
1,500,000	6.000%, 4/1/2039	1,727,188
1,080,000	4.900%, 11/30/2046	1,113,934
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,324,820
	Albertsons Companies, LLC
360,000	6.625%, 6/15/2024	340,200
	Anheuser-Busch InBev Finance, Inc.
3,700,000	3.650%, 2/1/2026	3,511,595
1,790,000	4.700%, 2/1/2036	1,706,959
	Anheuser-Busch InBev Worldwide, Inc.
725,000	3.500%, 1/12/2024	705,699
2,175,000	4.000%, 4/13/2028	2,086,107
2,900,000	4.600%, 4/15/2048	2,610,870
	BAT Capital Corporation
540,000	2.297%, 8/14/2020[h]	528,409
1,800,000	3.222%, 8/15/2024[h]	1,698,756
	Bausch Health Co. Inc.
332,000	7.500%, 7/15/2021[h]	336,980
	Baxalta, Inc.
871,000	4.000%, 6/23/2025	849,002
	Bayer U.S. Finance II, LLC
720,000	4.250%, 12/15/2025[h]	707,332
2,520,000	4.875%, 6/25/2048[h]	2,349,665
	Becton, Dickinson and Company
1,880,000	3.125%, 11/8/2021	1,849,062
1,080,000	3.363%, 6/6/2024	1,032,049
1,080,000	3.734%, 12/15/2024	1,046,962
2,150,000	3.700%, 6/6/2027	2,019,338
1,700,000	4.669%, 6/6/2047	1,593,207
	Boston Scientific Corporation
1,340,000	3.375%, 5/15/2022	1,322,111
700,000	4.000%, 3/1/2028	683,425
928,000	7.375%, 1/15/2040	1,188,933

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Consumer Non-Cyclical (10.5%) - continued
	Bunge, Ltd. Finance Corporation
$1,080,000	3.500%, 11/24/2020	$1,077,681
	Celgene Corporation
1,090,000	3.250%, 8/15/2022	1,066,179
	Conagra Brands, Inc.
500,000	4.600%, 11/1/2025	500,387
	Constellation Brands, Inc.
800,000	4.400%, 11/15/2025	801,512
360,000	3.500%, 5/9/2027	332,795
1,700,000	5.250%, 11/15/2048	1,701,517
	CVS Health Corporation
630,000	4.750%, 12/1/2022	649,738
1,825,000	4.100%, 3/25/2025	1,803,765
900,000	3.875%, 7/20/2025	875,949
3,000,000	4.780%, 3/25/2038	2,873,864
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[h]	1,495,613
	H. J. Heinz Company
1,140,000	5.200%, 7/15/2045	1,070,419
	Halfmoon Parent, Inc.
1,800,000	4.125%, 11/15/2025[h]	1,779,380
1,800,000	4.800%, 8/15/2038[h]	1,737,699
	HCA, Inc.
360,000	4.750%, 5/1/2023	363,600
	Imperial Tobacco Finance plc
1,310,000	3.750%, 7/21/2022[h]	1,294,879
	Kellogg Company
1,450,000	3.125%, 5/17/2022	1,418,708
	Kraft Heinz Foods Company
720,000	3.000%, 6/1/2026	642,681
	Kroger Company
1,800,000	2.650%, 10/15/2026[i]	1,575,506
	Maple Escrow Subsidiary, Inc.
750,000	3.551%, 5/25/2021[h]	746,504
	Mylan, Inc.
1,080,000	3.125%, 1/15/2023[h]	1,018,592
1,260,000	4.550%, 4/15/2028[h]	1,166,072
	Nestle Holdings, Inc.
2,150,000	3.900%, 9/24/2038[h]	2,035,537
	Newell Rubbermaid, Inc.
1,550,000	3.850%, 4/1/2023	1,502,252
	Pernod Ricard SA
1,620,000	5.750%, 4/7/2021[h]	1,696,454
	Perrigo Finance Unlimited Company
800,000	4.375%, 3/15/2026	772,936
1,800,000	4.900%, 12/15/2044	1,582,215
	Pilgrim’s Pride Corporation
540,000	5.875%, 9/30/2027[h]	490,050
	Reckitt Benckiser Treasury Services plc
1,620,000	2.750%, 6/26/2024[h]	1,520,452
	Reynolds American, Inc.
940,000	5.850%, 8/15/2045	963,668
	Shire Acquisitions Investments Ireland Designated Activity Company
1,800,000	2.875%, 9/23/2023	1,695,221
	Smithfield Foods, Inc.
4,500,000	2.650%, 10/3/2021[h]	4,282,599
	Tenet Healthcare Corporation
360,000	4.500%, 4/1/2021	358,200
	Teva Pharmaceutical Finance Netherlands III BV
1,850,000	6.000%, 4/15/2024	1,841,073
	Thermo Fisher Scientific, Inc.
2,170,000	3.000%, 4/15/2023	2,091,551
720,000	2.950%, 9/19/2026	657,570
	Tyson Foods, Inc.
720,000	3.550%, 6/2/2027	671,189
	Valeant Pharmaceuticals International, Inc.
360,000	5.875%, 5/15/2023[h]	344,250
	VRX Escrow Corporation
360,000	6.125%, 4/15/2025[h]	331,092

	Total	84,592,247

Energy (10.1%)
	Anadarko Petroleum Corporation
1,700,000	3.450%, 7/15/2024	1,615,106
1,800,000	5.550%, 3/15/2026	1,872,887
	Andeavor Logistics, LP
1,450,000	3.500%, 12/1/2022	1,415,799
	BP Capital Markets plc
1,510,000	3.814%, 2/10/2024	1,513,534
910,000	3.119%, 5/4/2026	856,373
1,440,000	3.017%, 1/16/2027	1,333,059
	California Resources Corporation
360,000	8.000%, 12/15/2022[h,i]	320,400
	Canadian Natural Resources, Ltd.
900,000	6.250%, 3/15/2038	1,013,835
	Centennial Resource Production, LLC
360,000	5.375%, 1/15/2026[h]	351,900
	Cheniere Corpus Christi Holdings, LLC
540,000	5.125%, 6/30/2027	529,200
	Continental Resources, Inc.
1,800,000	4.375%, 1/15/2028	1,740,445
	Diamondback Energy, Inc.
710,000	4.750%, 11/1/2024	690,475
	El Paso Pipeline Partners Operating Company, LLC
1,650,000	5.000%, 10/1/2021	1,701,515
720,000	4.700%, 11/1/2042	639,233
	Enbridge Energy Partners, LP
1,450,000	5.200%, 3/15/2020	1,480,751
1,080,000	7.375%, 10/15/2045	1,340,335
	Enbridge, Inc.
900,000	3.700%, 7/15/2027[i]	845,811
	Energy Transfer Equity, LP
565,000	5.500%, 6/1/2027	574,351
	Energy Transfer Operating, LP
1,800,000	6.000%, 6/15/2048	1,773,424
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,377,780
	Eni SPA
1,450,000	4.000%, 9/12/2023[h]	1,419,302
	EnLink Midstream Partners, LP
720,000	4.150%, 6/1/2025	669,314
540,000	4.850%, 7/15/2026	511,620
	Ensco plc
360,000	7.750%, 2/1/2026	335,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Energy (10.1%) - continued
	Enterprise Products Operating, LLC
$1,010,000	3.700%, 2/15/2026	$974,855
1,800,000	4.875%, 8/16/2077[b]	1,669,433
	EQM Midstream Partners LP
1,550,000	4.750%, 7/15/2023	1,562,982
	EQT Corporation
720,000	3.000%, 10/1/2022	690,768
2,600,000	3.900%, 10/1/2027	2,366,004
	Hess Corporation
720,000	3.500%, 7/15/2024	678,847
	Kerr-McGee Corporation
1,800,000	6.950%, 7/1/2024	2,015,077
	Kinder Morgan Energy Partners, LP
1,825,000	5.000%, 8/15/2042	1,676,740
	Kinder Morgan, Inc.
720,000	5.000%, 2/15/2021[h]	738,527
1,825,000	5.200%, 3/1/2048	1,762,204
	Marathon Oil Corporation
1,800,000	4.400%, 7/15/2027	1,754,274
	Marathon Petroleum Corporation
1,440,000	4.750%, 12/15/2023[h]	1,483,455
1,780,000	6.500%, 3/1/2041	1,997,380
	MPLX, LP
1,450,000	4.875%, 6/1/2025	1,478,371
1,080,000	5.200%, 3/1/2047	1,021,137
	Murphy Oil Corporation
360,000	5.750%, 8/15/2025	358,093
	Nabors Industries, Inc.
360,000	5.750%, 2/1/2025	332,274
	NiSource Finance Corporation
1,080,000	4.375%, 5/15/2047	988,970
	Noble Energy, Inc.
720,000	5.050%, 11/15/2044	660,231
	ONEOK Partners, LP
2,000,000	3.800%, 3/15/2020	2,006,039
	Petrobras Global Finance BV
2,520,000	5.299%, 1/27/2025	2,403,450
	Petroleos Mexicanos
540,000	5.375%, 3/13/2022	539,892
1,080,000	4.625%, 9/21/2023	1,029,769
	Phillips 66
1,050,000	3.900%, 3/15/2028	1,005,921
	Plains All American Pipeline, LP
1,550,000	5.000%, 2/1/2021	1,581,830
1,800,000	3.650%, 6/1/2022	1,764,279
	Precision Drilling Corporation
360,000	7.125%, 1/15/2026[h]	357,300
	Regency Energy Partners, LP
2,360,000	5.000%, 10/1/2022	2,431,698
	Sabine Pass Liquefaction, LLC
1,090,000	5.750%, 5/15/2024	1,154,439
	Schlumberger Holdings Corporation
1,080,000	4.000%, 12/21/2025[h]	1,068,283
	Sempra Energy
1,800,000	3.250%, 6/15/2027	1,657,528
	SM Energy Company
720,000	5.000%, 1/15/2024[i]	685,800
	Southwestern Energy Company
360,000	7.750%, 10/1/2027[i]	367,200
	Suncor Energy, Inc.
1,080,000	3.600%, 12/1/2024	1,060,643
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,738,184
	Sunoco, LP
360,000	5.500%, 2/15/2026[h]	342,900
	Tallgrass Energy Partners, LP
360,000	5.500%, 1/15/2028[h]	355,882
	Targa Resources Partners, LP
360,000	5.125%, 2/1/2025	350,100
	Tesoro Logistics, LP
1,120,000	5.500%, 10/15/2019	1,141,213
	TransCanada Trust
720,000	5.300%, 3/15/2077[b]	658,800
	Transocean, Inc.
360,000	7.500%, 1/15/2026[h]	353,700
	Williams Companies, Inc.
1,800,000	7.500%, 1/15/2031	2,130,284
	Williams Partners, LP
1,070,000	4.500%, 11/15/2023	1,085,046
900,000	3.750%, 6/15/2027	838,082
	Woodside Finance, Ltd.
1,870,000	3.650%, 3/5/2025[h]	1,786,284

	Total	81,026,317

Financials (26.9%)
	Aegon NV
1,400,000	3.313%, (USISDA 10Y + 0.100%), 1/15/2019[b,j]	1,092,168
	AerCap Ireland Capital, Ltd.
1,800,000	5.000%, 10/1/2021	1,848,294
540,000	3.950%, 2/1/2022	534,585
	Aflac, Inc.
1,440,000	4.000%, 10/15/2046	1,285,243
	Air Lease Corporation
1,490,000	3.750%, 2/1/2022	1,481,626
740,000	4.250%, 9/15/2024	729,755
	Aircastle, Ltd.
1,785,000	4.400%, 9/25/2023	1,767,739
	Ally Financial, Inc.
360,000	4.125%, 2/13/2022	354,600
	American International Group, Inc.
1,800,000	4.200%, 4/1/2028	1,728,593
1,370,000	4.500%, 7/16/2044	1,215,740
	Ares Capital Corporation
1,810,000	4.875%, 11/30/2018	1,812,552
1,850,000	3.875%, 1/15/2020	1,855,931
	Associated Banc-Corporation
1,850,000	4.250%, 1/15/2025	1,821,715
	Athene Holding, Ltd.
2,500,000	4.125%, 1/12/2028	2,293,172
	Avolon Holdings Funding, Ltd.
360,000	5.500%, 1/15/2023[h]	358,200
360,000	5.125%, 10/1/2023[h]	353,250
	AXA SA
1,420,000	8.600%, 12/15/2030	1,803,400
	Banco Bilbao Vizcaya Argentaria SA
2,200,000	6.125%, 11/16/2027[b,i,j]	1,894,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Financials (26.9%) - continued
	Banco Santander SA
$1,000,000	6.375%, 5/19/2019[b,j]	$986,250
1,200,000	4.379%, 4/12/2028	1,118,272
	Bank of America Corporation
1,080,000	2.328%, 10/1/2021[b]	1,054,323
1,100,000	3.499%, 5/17/2022[b]	1,095,200
1,857,000	3.004%, 12/20/2023[b]	1,787,954
1,670,000	4.200%, 8/26/2024	1,658,450
1,640,000	6.500%, 10/23/2024[b,j]	1,739,138
1,800,000	4.000%, 1/22/2025	1,751,373
1,250,000	3.950%, 4/21/2025	1,212,306
730,000	3.875%, 8/1/2025	719,528
1,800,000	3.093%, 10/1/2025[b]	1,704,469
730,000	6.300%, 3/10/2026[b,j]	769,238
1,800,000	3.705%, 4/24/2028[b]	1,708,718
1,450,000	4.271%, 7/23/2029[b]	1,430,066
1,890,000	4.750%, 4/21/2045	1,845,053
	Bank of Montreal
1,100,000	2.896%, (LIBOR 3M + 0.460%), 4/13/2021[b]	1,102,499
	Bank of Nova Scotia
1,800,000	3.125%, 4/20/2021	1,786,652
	Barclays Bank plc
1,090,000	10.179%, 6/12/2021[h]	1,239,570
	Barclays plc
1,600,000	4.338%, 5/16/2024[b]	1,571,934
720,000	4.836%, 5/9/2028	664,777
	Boston Properties, LP
1,800,000	2.750%, 10/1/2026	1,613,686
	BPCE SA
1,080,000	3.000%, 5/22/2022[h]	1,040,244
735,000	5.700%, 10/22/2023[h]	760,820
810,000	5.150%, 7/21/2024[h]	815,271
	Capital One Financial Corporation
2,200,000	3.450%, 4/30/2021	2,190,449
1,810,000	4.200%, 10/29/2025	1,747,678
	Centene Escrow Corporation
360,000	6.125%, 2/15/2024	376,200
	CIT Group, Inc.
180,000	4.125%, 3/9/2021	179,550
180,000	5.250%, 3/7/2025	180,900
	Citigroup, Inc.
1,100,000	3.142%, 1/24/2023[b]	1,073,919
1,440,000	3.751%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,470,312
2,630,000	4.400%, 6/10/2025	2,605,425
1,695,000	5.500%, 9/13/2025	1,777,864
1,090,000	3.700%, 1/12/2026	1,042,429
1,510,000	4.450%, 9/29/2027	1,469,795
1,440,000	3.887%, 1/10/2028[b]	1,375,170
1,450,000	4.650%, 7/23/2048	1,401,150
	Citizens Bank NA
1,440,000	2.550%, 5/13/2021	1,401,274
720,000	2.650%, 5/26/2022	691,409
	Citizens Financial Group, Inc.
720,000	2.375%, 7/28/2021	694,101
	CNA Financial Corporation
1,130,000	7.250%, 11/15/2023	1,272,155
	Commerzbank AG
1,800,000	8.125%, 9/19/2023[h]	2,027,422
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
710,000	11.000%, 6/30/2019[b,h,j]	742,660
	CoreStates Capital III
1,360,000	2.884%, (LIBOR 3M + 0.570%), 2/15/2027[b,h]	1,251,200
	Credit Agricole SA
720,000	3.375%, 1/10/2022[h]	704,859
	Credit Suisse Group AG
1,800,000	3.574%, 1/9/2023[h]	1,757,941
2,300,000	7.500%, 7/17/2023[b,h,j]	2,340,250
	Credit Suisse Group Funding, Ltd.
2,600,000	3.750%, 3/26/2025	2,488,942
	Deutsche Bank AG
1,440,000	2.700%, 7/13/2020	1,407,000
2,200,000	4.875%, 12/1/2032[b]	1,874,334
	Digital Realty Trust, LP
1,550,000	2.750%, 2/1/2023	1,480,694
	Discover Bank
1,460,000	3.100%, 6/4/2020	1,449,017
2,510,000	4.682%, 8/9/2028[b]	2,480,081
	Discover Bank of Greenwood Delaware
865,000	4.200%, 8/8/2023	862,916
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,788,734
	Fidelity National Financial, Inc.
730,000	5.500%, 9/1/2022	769,156
	Five Corners Funding Trust
2,890,000	4.419%, 11/15/2023[h]	2,951,732
	Goldman Sachs Group, Inc.
1,750,000	5.250%, 7/27/2021	1,819,831
1,150,000	2.876%, 10/31/2022[b]	1,118,536
1,080,000	2.908%, 6/5/2023[b]	1,040,491
810,000	4.000%, 3/3/2024	804,724
2,550,000	3.850%, 7/8/2024	2,501,902
1,510,000	4.250%, 10/21/2025	1,468,850
1,080,000	5.300%, 11/10/2026[b,j]	1,053,000
1,440,000	3.500%, 11/16/2026	1,345,627
2,240,000	5.150%, 5/22/2045	2,193,108
	Hartford Financial Services Group, Inc.
1,770,000	5.125%, 4/15/2022	1,846,797
	HCP, Inc.
1,600,000	4.250%, 11/15/2023	1,590,482
	Host Hotels & Resorts, LP
760,000	4.000%, 6/15/2025	730,594
	HSBC Holdings plc
720,000	6.875%, 6/1/2021[b,j]	746,100
1,800,000	3.322%, (LIBOR 3M + 1.000%), 5/18/2024[b]	1,795,032
1,440,000	4.300%, 3/8/2026	1,420,477
900,000	6.000%, 5/22/2027[b,j]	828,000
1,080,000	4.041%, 3/13/2028[b]	1,032,401
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,763,920
	Icahn Enterprises, LP
360,000	6.375%, 12/15/2025	357,750
	ILFC E-Capital Trust II
1,270,000	5.030%, (H15T30Y + 1.800%), 12/21/2065[b,h]	1,130,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Financials (26.9%) - continued
	ING Groep NV
$2,500,000	4.100%, 10/2/2023	$2,481,087
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,516,613
	J.P. Morgan Chase & Company
220,000	2.295%, 8/15/2021	212,916
1,500,000	2.972%, 1/15/2023	1,451,465
1,440,000	6.000%, 8/1/2023[b,j]	1,447,200
1,810,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	1,841,870
730,000	6.750%, 2/1/2024[b,j]	778,545
2,200,000	3.900%, 7/15/2025	2,169,648
1,800,000	2.950%, 10/1/2026	1,653,248
1,400,000	3.882%, 7/24/2038[b]	1,262,081
1,850,000	5.500%, 10/15/2040	2,030,141
	Kilroy Realty, LP
1,450,000	4.250%, 8/15/2029	1,386,781
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	2,740,079
	Liberty Mutual Group, Inc.
1,065,000	4.950%, 5/1/2022[h]	1,096,465
1,090,000	4.850%, 8/1/2044[h]	1,051,050
	Liberty Property, LP
1,125,000	4.750%, 10/1/2020	1,147,741
	Lincoln National Corporation
1,850,000	4.000%, 9/1/2023	1,863,462
	Lloyds Bank plc
1,090,000	4.650%, 3/24/2026	1,055,026
	Lloyds Banking Group plc
2,200,000	4.375%, 3/22/2028	2,102,612
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[h]	363,000
	MetLife, Inc.
750,000	9.250%, 4/8/2038[h]	993,750
	Mitsubishi UFJ Financial Group, Inc.
1,050,000	3.455%, 3/2/2023	1,035,336
	Mizuho Financial Group, Inc.
1,440,000	3.663%, 2/28/2027	1,379,108
	Morgan Stanley
1,600,000	5.500%, 1/26/2020	1,642,152
1,450,000	2.500%, 4/21/2021	1,412,840
1,440,000	2.625%, 11/17/2021	1,396,685
1,795,000	4.875%, 11/1/2022	1,847,010
1,810,000	3.887%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,843,058
1,130,000	4.000%, 7/23/2025	1,109,806
720,000	3.125%, 7/27/2026	660,680
1,490,000	4.350%, 9/8/2026	1,451,170
930,000	4.300%, 1/27/2045	856,225
	MPT Operating Partnership, LP
360,000	5.000%, 10/15/2027	338,292
	Nationwide Building Society
1,510,000	3.900%, 7/21/2025[h]	1,474,897
1,080,000	4.000%, 9/14/2026[h]	996,994
	Nordea Bank AB
1,110,000	5.500%, 9/23/2019[b,h,j]	1,098,900
	Peachtree Corners Funding Trust
1,700,000	3.976%, 2/15/2025[h]	1,649,841
	Preferred Term Securities XXIII, Ltd.
1,218,404	2.534%, (LIBOR 3M + 0.200%), 12/22/2036*,b	1,151,301
	Prudential Financial, Inc.
1,133,000	3.935%, 12/7/2049	979,575
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,156,067
	Regency Centers, LP
1,440,000	3.600%, 2/1/2027	1,352,816
	Reinsurance Group of America, Inc.
1,070,000	6.450%, 11/15/2019	1,102,089
	Royal Bank of Scotland Group plc
1,510,000	7.500%, 8/10/2020[b,j]	1,534,915
1,080,000	8.625%, 8/15/2021[b,j]	1,135,350
1,440,000	3.498%, 5/15/2023[b]	1,385,028
1,440,000	3.875%, 9/12/2023	1,385,401
	Santander UK Group Holdings plc
1,500,000	4.750%, 9/15/2025[h]	1,440,422
	Santander UK plc
800,000	3.125%, 1/8/2021	788,522
	SITE Centers Corporation
1,825,000	4.625%, 7/15/2022	1,856,764
	Standard Chartered plc
1,750,000	3.558%, (LIBOR 3M + 1.150%), 1/20/2023[b,h]	1,751,286
	State Street Capital Trust IV
1,080,000	3.334%, (LIBOR 3M + 1.000%), 6/15/2047[b]	948,413
	SunTrust Banks, Inc.
1,090,000	2.900%, 3/3/2021	1,073,967
	Synchrony Financial
2,150,000	3.950%, 12/1/2027	1,895,772
	UBS Group Funding Jersey, Ltd.
900,000	2.650%, 2/1/2022[h]	868,244
1,510,000	4.125%, 9/24/2025[h]	1,485,707
	UBS Group Funding Switzerland AG
1,440,000	4.253%, 3/23/2028[h]	1,411,866
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,408,847
	UnitedHealth Group, Inc.
1,800,000	2.950%, 10/15/2027	1,663,302
760,000	4.750%, 7/15/2045	775,583
	USB Realty Corporation
1,100,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,j]	987,250
	Ventas Realty, LP
720,000	3.500%, 2/1/2025	683,992
1,080,000	3.850%, 4/1/2027	1,026,800
1,800,000	4.000%, 3/1/2028	1,720,211
	Wells Fargo & Company
1,440,000	3.000%, 4/22/2026	1,327,251
	Welltower, Inc.
550,000	4.950%, 1/15/2021	562,506
1,300,000	4.000%, 6/1/2025	1,268,041

	Total	217,286,806

Foreign Government (1.5%)
	Argentina Government International Bond
1,850,000	5.625%, 1/26/2022	1,665,000
1,825,000	7.500%, 4/22/2026	1,602,350
1,080,000	6.875%, 1/26/2027	903,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Foreign Government (1.5%) - continued
	Dominican Republic Government International Bond
$550,000	6.000%, 7/19/2028[h]	$545,188
	Mexico Government International Bond
2,200,000	4.600%, 1/23/2046	1,899,722
	Qatar Government International Bond
1,100,000	4.500%, 4/23/2028[h]	1,122,000
1,500,000	5.103%, 4/23/2048[h]	1,522,500
	Saudi Arabia Government International Bond
1,800,000	4.000%, 4/17/2025[h]	1,767,470
750,000	4.500%, 4/17/2030[h]	738,750

	Total	11,766,400

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,525,000	4.000%, 11/1/2048[d]	5,526,915
	Federal National Mortgage Association Conventional 15-yr. Pass Through
2,425,000	3.500%, 11/1/2033[d]	2,422,963
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
11,750,000	3.500%, 11/1/2048[d]	11,438,350
6,900,000	4.000%, 11/1/2048[d]	6,899,971
8,160,000	4.500%, 11/1/2048[d]	8,354,597
1,000,000	5.000%, 11/1/2048[d]	1,043,516

	Total	35,686,312

Technology (3.8%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,455,178
1,800,000	4.500%, 2/23/2036	1,869,968
1,080,000	3.750%, 9/12/2047	968,695
	Applied Materials, Inc.
720,000	3.300%, 4/1/2027	679,421
	Broadcom Corporation
900,000	3.625%, 1/15/2024	861,725
1,450,000	3.875%, 1/15/2027	1,329,706
1,070,000	3.500%, 1/15/2028	942,004
	Diamond 1 Finance Corporation
1,440,000	4.420%, 6/15/2021[h]	1,451,995
1,080,000	5.450%, 6/15/2023[h]	1,118,577
2,200,000	6.020%, 6/15/2026[h]	2,281,254
	DXC Technology Company
1,440,000	4.750%, 4/15/2027	1,430,730
	Harland Clarke Holdings Corporation
360,000	8.375%, 8/15/2022[h]	324,900
	Hewlett Packard Enterprise Company
1,440,000	4.400%, 10/15/2022	1,467,922
	Intel Corporation
1,630,000	4.100%, 5/19/2046	1,551,183
	Iron Mountain, Inc.
720,000	5.250%, 3/15/2028[h]	646,200
	Marvell Technology Group, Ltd.
900,000	4.200%, 6/22/2023	889,793
1,100,000	4.875%, 6/22/2028	1,079,140
	Microsoft Corporation
1,440,000	3.450%, 8/8/2036	1,325,447
1,080,000	4.250%, 2/6/2047	1,086,042
	Oracle Corporation
1,800,000	4.300%, 7/8/2034	1,763,557
1,800,000	4.000%, 7/15/2046	1,621,751
	Texas Instruments, Inc.
1,800,000	4.150%, 5/15/2048	1,726,184
	VMware, Inc.
1,620,000	2.300%, 8/21/2020	1,581,422
	Western Digital Corporation
540,000	4.750%, 2/15/2026	498,825

	Total	30,951,619

Transportation (0.6%)
	Burlington Northern Santa Fe, LLC
1,500,000	4.700%, 9/1/2045	1,521,422
1,800,000	4.050%, 6/15/2048	1,666,963
	Delta Air Lines, Inc.
438,746	4.950%, 11/23/2020	440,488
	Hertz Corporation
360,000	7.625%, 6/1/2022[h]	344,862
	United Airlines Pass Through Trust
754,700	3.750%, 9/3/2026	748,081
	XPO Logistics, Inc.
360,000	6.125%, 9/1/2023[h]	368,712

	Total	5,090,528

U.S. Government and Agencies (5.1%)
	U.S. Treasury Bonds
3,600,000	2.250%, 11/15/2027	3,349,828
6,000,000	2.750%, 2/15/2028	5,810,625
4,500,000	2.875%, 5/15/2028	4,400,156
5,000,000	2.875%, 8/15/2028	4,884,961
13,900,000	2.750%, 11/15/2047	12,254,262
7,000,000	3.000%, 8/15/2048	6,491,406
	U.S. Treasury Notes
3,870,000	2.125%, 12/31/2022	3,741,504

	Total	40,932,742

Utilities (7.2%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,381,183
	American Electric Power Company, Inc.
1,435,000	2.950%, 12/15/2022	1,397,184
	Baltimore Gas and Electric Company
1,440,000	2.400%, 8/15/2026	1,291,671
	Berkshire Hathaway Energy Company
1,425,000	4.450%, 1/15/2049[h]	1,368,965
	CenterPoint Energy, Inc.
2,340,000	2.500%, 9/1/2022	2,234,223
	CMS Energy Corporation
1,440,000	3.450%, 8/15/2027	1,367,444
	Consolidated Edison Company of New York, Inc.
720,000	2.900%, 12/1/2026	665,362
	Consumers Energy Company
1,050,000	4.350%, 4/15/2049[d]	1,043,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

INCOME FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Utilities (7.2%) - continued
	Duke Energy Corporation
$2,160,000	2.650%, 9/1/2026	$1,932,833
2,160,000	3.150%, 8/15/2027	1,981,144
1,800,000	3.750%, 9/1/2046	1,527,384
	Electricite de France SA
1,800,000	5.250%, 1/29/2023[b,h,j]	1,733,220
	Exelon Corporation
900,000	3.497%, 6/1/2022	877,778
1,880,000	3.950%, 6/15/2025	1,850,530
1,090,000	3.400%, 4/15/2026	1,025,288
	Exelon Generation Company, LLC
1,440,000	4.250%, 6/15/2022	1,456,461
	FirstEnergy Corporation
720,000	3.900%, 7/15/2027	687,705
700,000	4.850%, 7/15/2047	682,659
	FirstEnergy Transmission, LLC
1,850,000	5.450%, 7/15/2044[h]	1,964,445
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	2,903,615
	National Rural Utilities Cooperative Finance Corporation
1,400,000	4.400%, 11/1/2048	1,387,818
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,153,494
	Oncor Electric Delivery Company, LLC
1,510,000	3.750%, 4/1/2045	1,369,615
	Pacific Gas and Electric Company
730,000	2.950%, 3/1/2026	647,858
1,100,000	3.300%, 12/1/2027	979,592
1,100,000	3.950%, 12/1/2047	887,909
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,353,166
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,772,182
1,810,000	3.950%, 3/15/2024	1,797,780
	San Diego Gas and Electric Company
1,800,000	4.150%, 5/15/2048	1,698,804
	South Carolina Electric & Gas Company
4,300,000	5.100%, 6/1/2065	4,133,225
	Southern California Edison Company
3,150,000	4.125%, 3/1/2048	2,920,247
	Southern Company
4,370,000	3.250%, 7/1/2026	4,052,523
1,080,000	5.500%, 3/15/2057[b]	1,075,970
	TerraForm Power Operating, LLC
360,000	5.000%, 1/31/2028[h]	321,750
	Vistra Operations Company, LLC
360,000	5.500%, 9/1/2026[h]	354,600

	Total	58,278,652

	Total Long-Term Fixed Income (cost $780,339,855)	757,191,048

Shares	Registered Investment Companies (1.5%)	Value
Fixed Income Funds/Exchange Traded Funds (1.5%)
67,000	iShares J.P. Morgan USD Emerging Markets Bond ETF	7,012,220
150,000	SPDR Bloomberg Barclays High Yield Bond ETF	5,274,000

	Total	12,286,220

	Total Registered Investment Companies (cost $12,566,863)	12,286,220

Shares	Preferred Stock (0.3%)	Value
Financials (0.3%)
12,500	CoBank ACB, 6.250%[b,j]	1,287,500
51,800	Morgan Stanley, 7.125%[b,j]	1,412,586

	Total	2,700,086

	Total Preferred Stock (cost $2,543,644)	2,700,086

Shares	Collateral Held for Securities Loaned (1.0%)	Value
8,347,519	Thrivent Cash Management Trust	8,347,519

	Total Collateral Held for Securities Loaned (cost $8,347,519)	8,347,519

Shares or Principal Amount	Short-Term Investments (6.5%)	Value
	Federal Home Loan Bank Discount Notes
700,000	2.195%, 12/13/2018[k,l]	698,179
	Thrivent Core Short-Term Reserve Fund
5,147,370	2.430%	51,473,698

	Total Short-Term Investments (cost $52,171,905)	52,171,877

	Total Investments (cost $874,741,371) 105.5%	$851,244,571

	Other Assets and Liabilities, Net (5.5%)	(44,406,249)

	Total Net Assets 100.0%	$806,838,322

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

INCOME FUND

Schedule of Investments as of October 31, 2018

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	All or a portion of the security is insured or guaranteed.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $123,581,872 or 15.3% of total net assets.

i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Fund as of October 31, 2018 was $15,863,546 or 2.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Babson CLO, Ltd., 10/17/2026	3/10/2017	$1,496,050
Babson CLO, Ltd., 7/20/2029	5/18/2018	2,100,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	1,800,000
Digicel, Ltd., 4/15/2021	9/26/2017	356,136
Magnetite XII, Ltd., 10/15/2031	8/14/2018	1,800,000
Octagon Investment Partners XVI, Ltd., 7/17/2030	6/15/2018	1,400,000
PPM CLO, Ltd., 7/15/2031	7/2/2018	1,198,560
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	1,218,404
Shackleton CLO, Ltd., 7/15/2031	7/12/2018	1,200,000
Sound Point CLO X, Ltd., 1/20/2028	6/5/2018	1,800,000
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	1,606,956

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of October 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$8,056,513

Total lending	$8,056,513
Gross amount payable upon return of collateral for securities loaned	$8,347,519

Net amounts due to counterparty	$291,006

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (93.2%)	Value
Communications Services (8.6%)
32,908	Alphabet, Inc., Class Aa	$35,888,807
21,338	Alphabet, Inc., Class Ca	22,976,118
34,811	Carsales.com, Ltd.	301,726
74,313	CBS Corporation	4,261,851
397,589	Comcast Corporation	15,164,045
156,931	Facebook, Inc.[a]	23,820,557
14,982	Ipsos SA	398,947
2,610,067	ITV plc	4,954,620
1,391,702	KCOM Group plc	1,638,343
121,355	Mediaset Espana Comunicacion SA	825,190
41,371	Netflix, Inc.[a]	12,484,940
112,200	NTT DOCOMO, Inc.	2,782,430
64,237	ProSiebenSat.1 Media AG	1,483,320
2,198	RTL Group SA	141,076
200,053	Seven West Media, Ltd.[a]	110,874
433,252	Telenor ASA	7,943,834
152,500	TV Asahi Holdings Corporation	2,847,004
215,802	Verizon Communications, Inc.	12,320,136
35,934	Wolters Kluwer NV	2,038,689

	Total	152,382,507

Consumer Discretionary (12.1%)
42,916	Amazon.com, Inc.[a]	68,580,197
19,700	AOKI Holdings, Inc.	259,470
17,000	Aoyama Trading Company, Ltd.	514,309
19,264	Aptiv plc	1,479,475
30,700	Autobacs Seven Company, Ltd.	494,091
24,500	Benesse Holdings, Inc.	683,271
24,226	Berkeley Group Holdings plc	1,082,740
7,287	Booking Holdings, Inc.[a]	13,660,065
279,900	Bridgestone Corporation	10,792,748
291,655	Bunzl plc	8,603,801
25,000	Chiyoda Company, Ltd.	481,942
10,222	Cie Generale des Etablissements Michelin	1,046,467
39,700	DCM Holdings Company, Ltd.	386,043
43,000	Denso Corporation	1,918,048
98,654	Harley-Davidson, Inc.	3,770,556
354,600	Honda Motor Company, Ltd.	10,122,245
122,749	Inchcape plc	847,789
112,241	Las Vegas Sands Corporation	5,727,658
164,941	Lowe’s Companies, Inc.	15,705,682
139,814	Magna International, Inc.	6,884,441
47,000	McDonald’s Corporation	8,314,300
26,575	Next plc	1,765,452
134,200	NHK Spring Company, Ltd.	1,149,111
154,978	NIKE, Inc.	11,629,549
1,308,900	Nissan Motor Company, Ltd.	11,908,062
152,222	Peugeot SA	3,618,416
17,400	Plenus Company, Ltd.[b]	278,472
46,600	Sangetsu Company, Ltd.	896,272
55,000	Sankyo Company, Ltd.	2,099,941
737,100	Sekisui House, Ltd.	10,818,435
32,000	SHIMAMURA Company, Ltd.	2,691,666
19,055	SmartCentres Real Estate Investment Trust	435,394
97,800	Sumitomo Rubber Industries, Ltd.	1,402,911
77,190	Super Retail Group, Ltd.	395,848
9,100	Takara Standard Company, Ltd.	140,510
184,600	Toyoda Gosei Company, Ltd.	3,981,392

	Total	214,566,769

Consumer Staples (5.4%)
61,000	Altria Group, Inc.	3,967,440
27,900	Arcs Company, Ltd.	674,184
144,280	CVS Health Corporation	10,444,429
218,475	Empire Company, Ltd.	3,974,687
36,465	ForFarmers BV	410,668
9,003	Glanbia plc	159,726
243,261	Imperial Brands plc	8,239,891
581,900	Japan Tobacco, Inc.	14,952,111
46,337	Kimberly-Clark Corporation	4,832,949
222,610	Koninklijke Ahold Delhaize NV	5,095,630
174,000	Kroger Company	5,178,240
9,662	Loblaw Companies, Ltd.	483,229
9,000	Ministop Company, Ltd.	166,177
9,800	NH Foods, Ltd.	337,962
15,100	Sugi Holdings Company, Ltd.	691,365
90,171	Swedish Match AB	4,593,193
161,738	Unilever NVb	8,690,945
237,674	Unilever plc	12,589,508
44,658	Wal-Mart Stores, Inc.	4,478,304
163,926	Wesfarmers, Ltd.	5,428,855

	Total	95,389,493

Energy (4.6%)
178,660	Anadarko Petroleum Corporation	9,504,712
157,357	Chevron Corporation	17,568,909
19,524	Eni SPA	346,740
33,917	EQT Corporation	1,152,160
5,851	Gaztransport Et Technigaz SA	432,445
299,050	Halliburton Company	10,371,054
289,117	Marathon Oil Corporation	5,490,332
56,600	Marathon Petroleum Corporation	3,987,470
73,289	OMV AG	4,069,905
71,057	Petrofac, Ltd.	522,519
22,800	Phillips 66	2,344,296
29,446	Pioneer Natural Resources Company	4,336,512
17,600	Royal Dutch Shell plc, Class A	560,703
398,083	Royal Dutch Shell plc, Class B	12,982,655
62,308	Total SAb	3,655,929
2,323,297	Weatherford International plc[a,b]	3,136,451

	Total	80,462,792

Financials (13.1%)
36,403	Aareal Bank AG	1,354,231
66,000	Aflac, Inc.	2,842,620
2,666	Allianz SE	555,378
36,426	American International Group, Inc.	1,504,030
5,257	Anima Holding SPA[c]	21,982
25,286	ASX, Ltd.	1,062,029
315,655	Australia and New Zealand Banking Group, Ltd.	5,810,156
217,714	Banca Monte dei Paschi di Siena SPA[a,b]	357,430
1,047,187	Bank of America Corporation	28,797,643
125,650	Bankinter SA	1,029,445
282,595	Blackstone Group, LP	9,144,774
655,365	CaixaBank SAb	2,652,059
71,269	Capital One Financial Corporation	6,364,322
63,960	Chubb, Ltd.	7,989,244
285,299	CI Financial Corporation	4,219,508
449,406	Citigroup, Inc.	29,418,117
196,089	CNP Assurances	4,370,307
55,120	Comerica, Inc.	4,495,587
414,220	Direct Line Insurance Group plc	1,740,669
392,421	DnB ASA	7,089,636
76,255	Euronext NVc	4,692,132
197,798	Fifth Third Bancorp	5,338,568
240,790	Finecobank Banca Fineco SPA	2,516,634

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (93.2%)	Value
Financials (13.1%) - continued
737,856	FlexiGroup, Ltd.	$804,040
73,121	Genworth MI Canada, Inc.[b]	2,400,060
110,541	Goldman Sachs Group, Inc.	24,912,625
49,220	Hannover Rueckversicherung SE	6,619,111
408,136	Huntington Bancshares, Inc.	5,848,589
60,000	Intercontinental Exchange, Inc.	4,622,400
70,678	J.P. Morgan Chase & Company	7,705,316
53,200	Matsui Securities Company, Ltd.	542,209
4,167,558	Medibank Private, Ltd.	8,263,297
210,176	MetLife, Inc.	8,657,149
85,358	National Bank of Canada	3,874,810
22,970	Paragon Banking Group plc	124,830
35,342	Pargesa Holding SA	2,594,458
19,017	Prudential Financial, Inc.	1,783,414
2,154	Raymond James Financial, Inc.	165,190
25,700	Senshu Ikeda Holdings, Inc.	78,977
105,533	State Street Corporation	7,255,394
26,291	Sun Life Financial, Inc.	962,808
13,598	Topdanmark AS	646,362
108,600	U.S. Bancorp	5,676,522
117,000	Zions Bancorporations NA	5,504,850

	Total	232,408,912

Health Care (12.0%)
34,048	Aetna, Inc.	6,755,123
30,138	Amplifon SPA	533,871
30,500	Becton, Dickinson and Company	7,030,250
43,434	Biogen, Inc.[a]	13,215,663
73,000	BioMarin Pharmaceutical, Inc.[a]	6,728,410
41,689	Edwards Lifesciences Corporation[a]	6,153,296
42,734	Express Scripts Holding Company[a]	4,143,916
37,300	Gilead Sciences, Inc.	2,543,114
589,550	GlaxoSmithKline plc	11,418,267
136,670	GlaxoSmithKline plc ADR	5,338,330
8,894	Illumina, Inc.[a]	2,767,368
13,643	Intuitive Surgical, Inc.[a]	7,110,459
97,206	Johnson & Johnson	13,607,868
37,400	KYORIN Holdings, Inc.	816,797
3,906	LNA Sante	206,565
57,465	Medtronic plc	5,161,506
306,992	Merck & Company, Inc.	22,597,681
23,300	Miraca Holdings, Inc.	567,216
159,973	Novartis AG	14,009,214
353,235	Novo Nordisk AS	15,255,003
375,750	Pfizer, Inc.	16,179,795
55,967	Roche Holding AG	13,620,264
10,713	Thermo Fisher Scientific, Inc.	2,503,093
92,905	UnitedHealth Group, Inc.	24,280,722
38,862	Vertex Pharmaceuticals, Inc.[a]	6,585,555
32,145	Zoetis, Inc.	2,897,872

	Total	212,027,218

Industrials (11.4%)
155,439	ACS Actividades de Construccion y Servicios, SAa	5,819,832
257,021	Atlas Copco AB, Class A	6,354,013
228,956	Atlas Copco AB, Class B	5,243,855
63,335	Boeing Company	22,475,058
21,469	CIA De Distribucion Integral	518,336
250,136	CSX Corporation	17,224,365
249,799	Delta Air Lines, Inc.	13,671,499
13,022	Ferguson plc	877,937
5,900	Glory, Ltd.	137,390
338,127	GWA Group, Ltd.	661,245
117,000	Hino Motors, Ltd.	1,119,957
35,900	Hitachi Zosen Corporation	136,435
9,078	Hochtief AG	1,345,246
129,012	Honeywell International, Inc.	18,683,518
42,800	Inaba Denki Sangyo Company, Ltd.	1,723,254
33,515	Ingersoll-Rand plc	3,215,429
32,500	Mitsuboshi Belting, Ltd.	798,417
27,878	Monadelphous Group, Ltd.	285,280
131,393	National Express Group plc	671,376
108,600	Nitto Kogyo Corporation	1,891,410
56,084	Nobina ABc	374,226
135,705	Norfolk Southern Corporation	22,775,370
40,052	Northgate plc	192,901
310,339	PageGroup plc	1,989,267
266,710	RELX plc	5,277,468
371,470	RELX plc	7,346,437
21,502	Resideo Technologies, Inc.[a]	452,617
9,760	Rockwool International AS	3,334,586
65,883	Sandvik AB	1,041,531
29,806	Schindler Holding AG, Participation Certificate	6,285,028
45,327	Schneider Electric SE	3,277,628
402	SGS SA	954,770
13,100	ShinMaywa Industries, Ltd.	161,279
288,357	SKF AB	4,622,976
42,073	Smiths Group plc	749,974
17,360	Spirax-Sarco Engineering plc	1,433,935
580,800	Sumitomo Electric Industries, Ltd.	7,920,713
15,900	Taikisha, Ltd.	448,676
43,400	Toppan Forms Company, Ltd.	394,521
207,500	Toppan Printing Company, Ltd.	2,933,516
6,400	Toshiba Machine Company, Ltd.	121,199
67,734	Transcontinental, Inc.	1,114,965
34,000	Tsubakimoto Chain Company	1,305,478
61,297	United Parcel Service, Inc.	6,530,582
42,932	United Technologies Corporation	5,332,584
85,276	Vinci SAb	7,589,470
47,500	XPO Logistics, Inc.[a]	4,245,550
20,200	Yuasa Trading Company, Ltd.	662,652

	Total	201,723,751

Information Technology (17.5%)
41,200	Activision Blizzard, Inc.	2,844,860
92,345	Amadeus IT Holding SA	7,436,002
220,440	Apple, Inc.	48,245,498
46,920	Autodesk, Inc.[a]	6,064,410
208,700	Canon, Inc.	5,944,488
79,066	Capgemini SA	9,654,285
198,847	CGI Group, Inc.[a]	12,280,194
750,593	Cisco Systems, Inc.	34,339,630
53,991	Halma plc	916,248
300	Hirose Electric Company, Ltd.	28,592
420,700	Konica Minolta Holdings, Inc.	4,164,253
5,198	Kulicke and Soffa Industries, Inc.	105,675
67,353	MasterCard, Inc.	13,313,668
461,808	Microsoft Corporation	49,325,713
56,500	NEC Networks & System Integration Corporation	1,231,476
25,533	NVIDIA Corporation	5,383,122
165,722	Oracle Corporation	8,093,862
188,421	PayPal Holdings, Inc.[a]	15,863,164
97,620	Red Hat, Inc.[a]	16,755,497
21,600	Ryoyo Electro Corporation	309,754
181,042	Salesforce.com, Inc.[a]	24,846,204
316,600	Shinko Electric Industries Company, Ltd.	2,204,228
1,853	Siltronic AG	169,706

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (93.2%)	Value
Information Technology (17.5%) - continued
37,053	Texas Instruments, Inc.	$3,439,630
11,100	Tokyo Seimitsu Company, Ltd.	266,923
188,292	Visa, Inc.	25,956,052
118,130	Xilinx, Inc.	10,084,758

	Total	309,267,892

Materials (5.5%)
81,227	Alcoa Corporation[a]	2,842,133
148,181	BASF SE	11,371,135
438,094	BHP Billiton plc	8,739,404
251,572	BHP Billiton, Ltd.	5,804,686
10,184	Canfor Corporation[a]	146,287
54,257	CF Industries Holdings, Inc.	2,605,964
247,400	Daicel Corporation	2,617,249
118,910	Eastman Chemical Company	9,316,599
157,845	Evonik Industries AG	4,883,033
8,535	Fuchs Petrolub SE	395,080
110,548	Granges AB	1,168,725
15,084	Hexpol AB	139,588
23,600	Hitachi Chemical Company, Ltd.	371,984
27,800	Hokuetsu Corporation	132,794
47,300	JSR Corporation	704,920
257,400	Kuraray Company, Ltd.	3,535,523
108,200	Kyoei Steel, Ltd.[b]	1,960,023
90,458	Methanex Corporation	5,855,346
169,737	Mondi plc	3,997,113
116,000	Nippon Kayaku Company, Ltd.	1,380,537
81,100	Nippon Light Metal Holdings Company, Ltd.	171,007
390,900	Nippon Steel & Sumitomo Metal Corporation	7,210,608
760	Rio Tinto, Ltd.	41,353
301,651	Sandfire Resources NL	1,426,315
6,000	Sanyo Special Steel Company, Ltd.	137,966
45,434	SSAB AB, Class A	181,385
31,600	Taiheiyo Cement Corporation	929,883
16,100	Taiyo Holdings Company, Ltd.	575,241
75,000	Toagosei Company, Ltd.	770,119
11,800	Ube Industries, Ltd.	257,036
306,029	UPM-Kymmene Oyj	9,838,398
184,561	WestRock Company	7,930,586
12,800	Yamato Kogyo Company, Ltd.	337,329

	Total	97,775,349

Real Estate (0.8%)
29,042	Artis Real Estate Investment Trust	247,081
57,200	Daito Trust Construction Company, Ltd.	7,541,156
53,000	Hang Lung Properties, Ltd.	96,072
14,900	Hitachi High-Technologies Corporation	559,188
632,000	Hysan Development Company, Ltd.	2,963,889
67,304	Quebecor, Inc.	1,320,057
198,000	Road King Infrastructure, Ltd.	306,486
60,000	Swire Pacific, Ltd.	623,322
458,600	Wing Tai Holdings, Ltd.	639,169

	Total	14,296,420

Utilities (2.2%)
98,852	Edison International, Inc.	6,859,340
297,475	Enagas SA	7,887,052
301,200	Osaka Gas Company, Ltd.	5,507,744
405,657	PG&E Corporation[a]	18,988,804

	Total	39,242,940

	Total Common Stock (cost $1,334,624,723)	1,649,544,043

Shares	Collateral Held for Securities Loaned (1.3%)	Value
22,091,756	Thrivent Cash Management Trust	22,091,756

	Total Collateral Held for Securities Loaned (cost $22,091,756)	22,091,756

Shares or Principal Amount	Short-Term Investments (6.6%)	Value
	Federal Home Loan Bank Discount Notes
4,300,000	2.020%, 11/6/2018[d,e]	4,298,697
4,300,000	2.100%, 11/28/2018[d,e]	4,292,970
6,500,000	2.195%, 12/13/2018[d,e]	6,483,087
6,000,000	2.255%, 1/8/2019[d,e]	5,973,936
6,600,000	2.240%, 1/16/2019[d,e]	6,567,950
	Thrivent Core Short-Term Reserve Fund
8,918,435	2.430%	89,184,347

	Total Short-Term Investments (cost $116,802,956)	116,800,987

	Total Investments (cost $1,473,519,435) 101.1%	$1,788,436,786

	Other Assets and Liabilities, Net (1.1%)	(19,321,069)

	Total Net Assets 100.0%	$1,769,115,717

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $5,088,340 or 0.3% of total net assets.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$20,843,498

Total lending	$20,843,498
Gross amount payable upon return of collateral for securities loaned	$22,091,756

Net amounts due to counterparty	$1,248,258

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2018

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (0.5%)[a]	Value
Basic Materials (<0.1%)
	Big River Steel, LLC, Term Loan
$54,450	7.386%, (LIBOR 3M + 5.000%), 8/23/2023[b]	$54,995
	Contura Energy, Inc., Term Loan
100,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[b,c,d]	99,500
	MRC Global (US), Inc., Term Loan
59,699	5.302%, (LIBOR 1M + 3.000%), 9/20/2024[b,e]	59,699

	Total	214,194

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
99,799	4.460%, (LIBOR 1W + 2.250%), 11/10/2023[b]	99,738
	GFL Environmental, Inc., Term Loan
100,000	0.000%, (LIBOR 3M + 3.000%), 5/31/2025[b,c,d]	98,375

	Total	198,113

Communications Services (0.2%)
	Cengage Learning, Inc., Term Loan
341,687	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b]	316,166
	Frontier Communications Corporation, Term Loan
98,750	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b]	95,392
	Intelsat Jackson Holdings SA, Term Loan
70,000	6.045%, (LIBOR 1M + 3.750%), 11/27/2023[b]	70,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
150,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	147,027
	McGraw-Hill Global Education Holdings, LLC, Term Loan
162,493	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[b]	155,689
	Sable International Finance, Ltd., Term Loan
220,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[b]	219,754
	Univision Communications, Inc., Term Loan
859,360	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b]	823,774
	WideOpenWest Finance, LLC, Term Loan
74,250	5.540%, (LIBOR 1M + 3.250%), 8/19/2023[b]	71,466

	Total	1,899,268

Consumer Cyclical (<0.1%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
86,071	4.790%, (LIBOR 1M + 2.500%), 11/17/2024[b]	86,071
	Golden Entertainment, Inc., Term Loan
138,950	5.300%, (LIBOR 1M + 3.000%), 10/20/2024[b]	138,950
	Seminole Hard Rock Entertainment, Inc., Term Loan
336,363	5.146%, (LIBOR 3M + 2.750%), 5/14/2020[b]	336,783

	Total	561,804

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
173,688	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[b]	168,390
44,662	6.530%, (LIBOR 1M + 4.250%), 3/14/2025[b]	43,769
	Bausch Health Companies, Inc., Term Loan
126,750	5.274%, (LIBOR 1M + 3.000%), 6/1/2025[b]	126,721
	Endo International plc, Term Loan
119,095	6.563%, (LIBOR 1M + 4.250%), 4/27/2024[b]	119,517
	JBS USA LUX SA, Term Loan
226,550	4.844%, (LIBOR 3M + 2.500%), 10/30/2022[b]	226,437
	MPH Acquisition Holdings, LLC, Term Loan
88,784	5.136%, (LIBOR 3M + 2.750%), 6/7/2023[b]	88,488
	Revlon Consumer Products Corporation, Term Loan
64,020	5.813%, (LIBOR 3M + 3.500%), 9/7/2023[b]	46,752

	Total	820,074

Energy (0.1%)
	Pacific Drilling SA, Term Loan
871,325	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	390,641
	Radiate Holdco, LLC, Term Loan
223,300	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[b]	221,386

	Total	612,027

Financials (<0.1%)
	GGP Nimbus LP, Term Loan
95,000	4.795%, (LIBOR 1M + 2.500%), 8/24/2025[b]	93,389

	Total	93,389

Technology (0.1%)
	First Data Corporation, Term Loan
220,000	4.287%, (LIBOR 1M + 2.000%), 4/26/2024[b]	218,717
	Harland Clarke Holdings Corporation, Term Loan
113,863	7.136%, (LIBOR 3M + 4.750%), 11/3/2023[b]	106,462

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (0.5%)[a]	Value
Technology (0.1%) - continued
	Plantronics, Inc., Term Loan
$65,000	4.802%, (LIBOR 1M + 2.500%), 7/2/2025[b]	$64,756
	Rackspace Hosting, Inc., Term Loan
123,512	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[b]	119,678
	TNS, Inc., Term Loan
78,237	6.320%, (LIBOR 3M + 4.000%), 8/14/2022[b]	78,564

	Total	588,177

	Total Bank Loans (cost $5,552,639)	4,987,046

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Asset-Backed Securities (26.4%)
	Ares XXXVII CLO, Ltd.
4,000,000	3.606%, (LIBOR 3M + 1.170%), 10/15/2030, Ser. 2015-4A, Class A1R*,b	4,001,464
	ARI Fleet Lease Trust
2,323,991	1.910%, 4/15/2026, Ser. 2017-A, Class A2[h]	2,307,391
	Ascentium Equipment Receivables, LLC
2,250,000	3.210%, 9/11/2023, Ser. 2018-1A, Class A3[h]	2,241,932
	Assurant CLO III, Ltd.
4,700,000	3.389%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class A*,b	4,699,756
	Babson CLO, Ltd.
2,607,402	3.599%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	2,607,934
	Bank of the West Auto Trust
2,000,000	2.110%, 1/15/2023, Ser. 2017-1, Class A3[h]	1,964,162
	Barclays Dryrock Issuance Trust
2,750,000	1.520%, 5/16/2022, Ser. 2016-1, Class A	2,723,110
	Bayview Opportunity Master Fund IVa Trust
2,872,335	3.500%, 6/28/2057, Ser. 2017-SPL5, Class Ab,h	2,845,420
	BCC Funding XIV, LLC
859,811	2.200%, 2/20/2019, Ser. 2018-1A, Class A1[h]	859,640
2,600,000	2.960%, 6/20/2023, Ser. 2018-1A, Class A2[h]	2,585,465
	Betony CLO, Ltd.
2,750,000	3.600%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1*,b	2,747,101
	Brazos Higher Education Authority, Inc.
1,642,492	3.111%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[b]	1,654,067
	Business Jet Securities, LLC
1,683,860	4.335%, 2/15/2033, Ser. 2018-1, Class Ah	1,678,336
	CBAM CLO, Ltd.
4,000,000	3.563%, (LIBOR 3M + 1.120%), 10/20/2029, Ser. 2018-8A, Class A1*,b	3,999,848
	CCG Receivables Trust
3,500,000	2.500%, 6/16/2025, Ser. 2018-1, Class A2[h]	3,476,864
	Cedar Funding VI CLO, Ltd.
6,000,000	3.559%, (LIBOR 3M + 1.090%), 10/20/2028, Ser. 2016-6A, Class AR*,b	5,999,952
	Cent CLO 22, Ltd.
3,250,000	3.753%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	3,250,653
	Chesapeake Funding II, LLC
1,220,631	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[h]	1,214,518
	Citibank Credit Card Issuance Trust
4,900,000	2.647%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017-A7, Class A7[b]	4,904,589
	Commonbond Student Loan Trust
274,028	3.200%, 6/25/2032, Ser. 2015-A, Class A*	271,617
1,283,955	2.550%, 5/25/2041, Ser. 2017-AGS, Class A1[h]	1,239,422
4,148,902	2.781%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,h]	4,105,666
	Conn Funding II, LP
180,529	2.730%, 7/15/2020, Ser. 2017-B, Class Ah	180,491
1,766,735	3.250%, 1/15/2023, Ser. 2018-A, Class Ah	1,766,523
	CoreVest American Finance Trust
2,580,936	3.804%, 6/15/2051, Ser. 2018-1, Class Ah	2,574,035
	CPS Auto Receivables Trust
2,802,393	2.160%, 5/17/2021, Ser. 2018-A, Class Ah	2,791,378
	Credit Acceptance Auto Loan Trust
2,800,000	3.470%, 5/17/2027, Ser. 2018-2A, Class Ah	2,795,241
	DRB Prime Student Loan Trust
1,156,983	4.187%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	1,174,188
309,521	1.750%, 5/27/2042, Ser. 2017-A, Class A2Ah	308,780
	Earnest Student Loan Program, LLC
2,091,471	2.650%, 1/25/2041, Ser. 2017-A, Class A2[h]	2,043,377
	Edlinc Student Loan Funding Trust
552,461	5.330%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	558,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Asset-Backed Securities (26.4%) - continued
	Fifth Third Auto Trust
$1,375,000	1.800%, 2/15/2022, Ser. 2017-1, Class A3	$1,357,265
	Finance of America Structured Securities Trust
3,614,513	3.375%, 9/25/2028, Ser. 2018-HB1, Class A*,b,e	3,610,899
	Ford Credit Auto Owner Trust
2,875,000	2.260%, 11/15/2025, Ser. 2014-1, Class Ah	2,864,980
	FRS, LLC
317,221	1.800%, 4/15/2043, Ser. 2013-1A, Class A1*	315,821
	Garrison BSL CLO, Ltd.
6,000,000	3.341%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1*,b	5,962,632
	GM Financial Consumer Automobile Receivables Trust
4,230,691	2.080%, 1/19/2021, Ser. 2018-1, Class A2A	4,214,219
	GMAC Mortgage Corporation Loan Trust
65,322	2.781%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,i]	71,307
198,783	5.750%, 10/25/2036, Ser. 2006-HE3, Class A2[b]	200,792
	GoldenTree Loan Opportunities, Ltd.
3,000,000	3.809%, (LIBOR 3M + 1.300%), 10/29/2029, Ser. 2014-9A, Class AJR2*,b	3,000,000
	Golub Capital Partners, Ltd.
6,000,000	3.610%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1*,b	5,999,856
	GreatAmerica Leasing Receivables Funding, LLC
2,964,266	2.060%, 6/22/2020, Ser. 2017-1, Class A3[h]	2,949,584
	Home Partners of America Trust
2,732,464	3.107%, (LIBOR 1M + 0.817%), 7/17/2034, Ser. 2017-1, Class Ab,h	2,733,822
	Invitation Homes Trust
4,500,000	3.350%, (LIBOR 1M + 1.100%), 1/17/2038, Ser. 2018-SFR4, Class Ab,d,h	4,500,000
	Lendmark Funding Trust
1,200,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Ah	1,181,643
	Magnetite XVIII Ltd
4,500,000	3.490%, (LIBOR 3M + 1.080%), 11/15/2028, Ser. 2016-18A, Class AR*,b,d	4,500,000
	Marlette Funding Trust
401,193	2.827%, 3/15/2024, Ser. 2017-1A, Class Ah	401,046
3,382,322	2.610%, 3/15/2028, Ser. 2018-1A, Class Ah	3,370,204
2,633,531	3.060%, 7/17/2028, Ser. 2018-2A, Class Ah	2,628,709
5,375,909	3.200%, 9/15/2028, Ser. 2018-3A, Class Ah	5,364,744
	Mercedes-Benz Auto Lease Trust
3,808,625	2.200%, 4/15/2020, Ser. 2018-A, Class A2	3,800,969
	Mill City Mortgage Loan Trust
3,563,077	3.500%, 5/25/2058, Ser. 2018-2, Class A1[b,h]	3,524,789
	MMAF Equipment Finance, LLC
582,422	1.730%, 5/18/2020, Ser. 2017-AA, Class A2[h]	580,851
	Mortgage Equity Conversion Asset Trust
1,469,232	3.160%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class A*,b,e	1,372,409
1,435,580	3.130%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class A*,b,e	1,338,104
	Nationstar HECM Loan Trust
1,538,097	2.038%, 9/25/2027, Ser. 2017-2A, Class A1[b,h]	1,527,042
	Navient Student Loan Trust
5,139,233	3.031%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[b,h]	5,162,601
2,700,000	2.881%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[b,h]	2,714,476
	NCUA Guaranteed Notes
802,114	2.633%, (LIBOR 1M + 0.350%), 12/7/2020, Ser. 2010-A1, Class Ab	802,775
	Neuberger Berman CLO, Ltd.
2,800,000	3.649%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	2,803,433
	NextGear Floorplan Master Owner Trust
3,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[h]	2,943,931
	Northstar Education Finance, Inc.
1,102,243	2.981%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Ab,h	1,107,297
	NRZ Excess Spread-Collateralized Notes Series
2,081,558	3.193%, 1/25/2023, Ser. 2018-PLS1, Class A*	2,067,532
	Octagon Investment Partners XX, Ltd.
3,350,000	3.468%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	3,350,951
	OZLM VIII, Ltd.
3,300,000	3.579%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	3,301,597
	PFS Financing Corporation
3,300,000	2.680%, (LIBOR 1M + 0.400%), 2/15/2022, Ser. 2018-A, Class Ab,h	3,300,445

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Asset-Backed Securities (26.4%) - continued
	Prestige Auto Receivables Trust
$9,191	1.460%, 7/15/2020, Ser. 2016-2A, Class A2[h]	$9,186
	Pretium Mortgage Credit Partners, LLC
2,929,130	4.125%, 8/27/2033, Ser. 2018-NPL3, Class A1[h,j]	2,920,853
	Progress Residential Trust
2,990,393	2.768%, 8/17/2034, Ser. 2017-SFR1, Class Ah	2,878,496
	Prosper Marketplace Issuance Trust
549,478	2.410%, 9/15/2023, Ser. 2017-2A, Class Ah	548,845
2,070,140	3.110%, 6/17/2024, Ser. 2018-1A, Class Ah	2,067,644
4,715,131	3.350%, 10/15/2024, Ser. 2018-2A, Class Ah	4,707,688
	Race Point IX CLO, Ltd.
1,325,000	3.646%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	1,328,628
	Renaissance Home Equity Loan Trust
1,306,420	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[j]	901,687
689,543	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[j]	367,608
	Santander Retail Auto Lease Trust
3,450,000	2.220%, 1/20/2021, Ser. 2017-A, Class A3[h]	3,414,884
	Securitized Term Auto Receivables Trust
3,575,783	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[h]	3,559,697
	SLM Student Loan Trust
3,709,304	2.681%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	3,654,650
1,104,737	2.801%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	1,107,231
	SoFi Consumer Loan Program Trust
2,476,190	2.930%, 4/26/2027, Ser. 2018-2, Class A1[h]	2,468,465
	Sofi Consumer Loan Program, LLC
1,389,830	2.770%, 5/25/2026, Ser. 2017-3, Class Ah	1,376,228
	SoFi Professional Loan Program, LLC
722,432	2.420%, 3/25/2030, Ser. 2015-A, Class A2[h]	711,445
102,049	1.480%, 5/26/2031, Ser. 2016-C, Class A2Ah	101,880
640,758	2.510%, 8/25/2033, Ser. 2015-C, Class A2[h]	628,016
649,612	3.131%, (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[b,h]	652,592
1,180,980	1.550%, 3/26/2040, Ser. 2017-A, Class A2Ah	1,171,586
	Sound Point CLO XX, Ltd.
3,000,000	3.436%, (LIBOR 3M + 1.100%), 7/26/2031, Ser. 2018-2A, Class A*,b	2,999,658
	Springleaf Funding Trust
3,350,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ah	3,336,894
	Stanwich Mortgage Loan Trust
2,500,000	4.500%, 10/18/2023, Ser. 2018-NPB2, Class A1*,e	2,500,000
	Synchrony Credit Card Master Note Trust
2,500,000	3.470%, 5/15/2026, Ser. 2018-2, Class A	2,491,323
	Tesla Auto Lease Trust
2,958,214	2.320%, 12/20/2019, Ser. 2018-A, Class Ah	2,947,737
	Upstart Securitization Trust
1,045,193	3.015%, 8/20/2025, Ser. 2018-1, Class Ah	1,044,586
4,439,587	3.330%, 12/22/2025, Ser. 2018-2, Class Ah	4,437,358
	Vericrest Opportunity Loan Transferee
2,500,000	4.213%, 8/25/2048, Ser. 2018-NPL5, Class A1Ah,j	2,495,810
	Vericrest Opportunity Loan Trust LXV, LLC
1,783,601	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[h,j]	1,774,993
	Verizon Owner Trust
4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ah	4,428,473
	Volvo Financial Equipment Master Owner Trust
2,500,000	2.780%, (LIBOR 1M + 0.500%), 11/15/2022, Ser. 2017-A, Class Ab,h	2,507,173
	Voya CLO 3, Ltd.
2,732,209	3.210%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,b	2,732,507
	Wachovia Asset Securitization, Inc.
322,365	2.421%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,i	309,485
	Wheels SPV 2, LLC
419,994	1.590%, 5/20/2025, Ser. 2016-1A, Class A2[h]	418,727
736,315	1.880%, 4/20/2026, Ser. 2017-1A, Class A2[h]	729,926
	World Financial Network Credit Card Master Trust
3,900,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	3,867,870

	Total	244,098,332

Basic Materials (0.5%)
	Georgia-Pacific, LLC
1,995,000	2.539%, 11/15/2019[h]	1,979,875
	Glencore Funding, LLC
1,500,000	3.000%, 10/27/2022[h]	1,434,366
	Kinross Gold Corporation
1,000,000	5.950%, 3/15/2024	1,022,500

	Total	4,436,741

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Capital Goods (0.7%)
	Lockheed Martin Corporation
$1,250,000	2.500%, 11/23/2020	$1,227,437
	Northrop Grumman Corporation
2,000,000	2.550%, 10/15/2022	1,922,861
	Roper Technologies, Inc.
500,000	2.800%, 12/15/2021	486,885
1,250,000	3.650%, 9/15/2023	1,238,855
	Siemens Financieringsmaatschappij NV
2,000,000	2.944%, (LIBOR 3M + 0.610%), 3/16/2022[b,h]	2,021,069

	Total	6,897,107

Collateralized Mortgage Obligations (5.6%)
	Angel Oak Mortgage Trust I, LLC
2,701,780	3.258%, 4/27/2048, Ser. 2018-1, Class A1[b,h]	2,691,371
4,522,128	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,h]	4,513,113
	Arroyo Mortgage Trust
3,283,987	3.763%, 4/25/2048, Ser. 2018-1, Class A1[b,h]	3,278,147
	Bayview Opportunity Master Fund Trust
2,110,365	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,h	2,087,276
	Bear Stearns Adjustable Rate Mortgage Trust
195,382	4.730%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	197,591
	Bellemeade Re, Ltd.
4,000,000	3.231%, (LIBOR 1M + 0.950%), 8/25/2028, Ser. 2018-2A, Class M1Ab,h	4,004,907
	Civic Mortgage, LLC
2,334,854	3.892%, 6/25/2022, Ser. 2018-1, Class A1[h]	2,333,589
5,000,000	4.349%, 11/25/2022, Ser. 2018-2, Class A1[e,h,j]	4,950,000
	COLT Mortgage Loan Trust
1,301,767	2.614%, 5/27/2047, Ser. 2017-1, Class A1*,b	1,289,615
1,792,694	2.930%, 2/25/2048, Ser. 2018-1, Class A1[b,h]	1,781,864
	Countrywide Alternative Loan Trust
226,015	5.500%, 11/25/2035, Ser. 2005-49CB, Class A1	219,248
185,067	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	176,015
264,209	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	251,247
	Countrywide Home Loans, Inc.
375,196	3.826%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[b]	323,943
	Deephaven Residential Mortgage Trust
780,849	2.725%, 12/26/2046, Ser. 2017-1A, Class A1*,b	776,491
1,149,535	2.577%, 10/25/2047, Ser. 2017-3A, Class A1[b,h]	1,136,090
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
500,257	2.250%, 6/25/2025, Ser. 2010-58, Class PT	496,968
	Homeward Opportunities Fund Trust
3,264,182	3.766%, 6/25/2048, Ser. 2018-1, Class A1*,b	3,263,830
	J.P. Morgan Alternative Loan Trust
637,604	3.734%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	577,764
	J.P. Morgan Mortgage Trust
341,464	3.871%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	310,212
209,903	4.225%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	183,132
	Master Asset Securitization Trust
585,853	2.781%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	277,959
	NCUA Guaranteed Notes
1,056,236	2.729%, (LIBOR 1M + 0.450%), 10/7/2020, Ser. 2010-R1, Class 1Ab,i	1,057,635
	Radnor RE, Ltd.
3,300,000	3.681%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,b	3,305,229
	Residential Accredit Loans, Inc. Trust
2,419,544	2.831%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	1,918,428
	Residential Asset Securitization Trust
307,617	5.750%, 2/25/2036, Ser. 2005-A15, Class 5A1	222,802
	Structured Asset Securities Corporation Trust
678,282	5.500%, 12/25/2034, Ser. 2005-10, Class 3A1	676,429
	Toorak Mortgage Corporation 2018- 1, Ltd.
2,500,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1*,j	2,504,797
	Towd Point Mortgage Trust
3,559,539	2.887%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,h]	3,555,574
	Wachovia Mortgage Loan Trust, LLC
165,982	4.027%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	150,778
	WaMu Mortgage Pass Through Certificates
1,628,171	2.826%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	1,530,706
1,122,773	2.686%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	1,062,804
	Wells Fargo Mortgage Backed Securities Trust
603,876	5.500%, 8/25/2035, Ser. 2005-6, Class A12	614,188

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Collateralized Mortgage Obligations (5.6%) - continued
$552,592	4.083%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	$562,379

	Total	52,282,121

Commercial Mortgage-Backed Securities (3.6%)
	Cold Storage Trust
4,850,000	3.280%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,b	4,851,374
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
5,150,000	2.481%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KP04, Class AG1[b,i]	5,149,996
5,805,591	2.561%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. KF41, Class Ab,i	5,778,366
	Federal National Mortgage Association—ACES
2,928,559	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	2,935,936
3,097,463	2.565%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-M13, Class FAb	3,093,576
	Federal National Mortgage Association—Connecticut Avenue Securities
3,172,457	3.031%, (LIBOR 1M + 0.750%), 12/25/2030, Ser. 2018-C04, Class 2M1[b]	3,172,906
	Wells Fargo Commercial Mortgage Trust
5,276,659	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,268,149
2,925,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	2,907,760

	Total	33,158,063

Communications Services (2.4%)
	American Tower Corporation
1,800,000	3.450%, 9/15/2021	1,788,858
	AT&T, Inc.
1,400,000	3.316%, (LIBOR 3M + 0.930%), 6/30/2020[b]	1,412,491
2,000,000	3.200%, 3/1/2022 3.209%, (LIBOR 3M +	1,965,057
2,000,000	0.890%), 2/15/2023[b,h]	1,989,734
	Charter Communications Operating, LLC
1,000,000	3.579%, 7/23/2020	998,670
1,000,000	4.464%, 7/23/2022	1,011,152
	Comcast Corporation
1,750,000	3.038%, (LIBOR 3M + 0.630%), 4/15/2024[b]	1,740,181
	Cox Communications, Inc.
1,500,000	3.150%, 8/15/2024[h]	1,417,910
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	248,429
1,000,000	2.250%, 9/1/2021	959,130
1,000,000	3.200%, 9/1/2024	944,494
	Discovery Communications, LLC
2,000,000	2.950%, 3/20/2023	1,901,031
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,247,477
	Omnicom Group, Inc.
1,250,000	3.625%, 5/1/2022	1,234,817
	SES Global Americas Holdings GP
1,125,000	2.500%, 3/25/2019[h]	1,121,858
	Vodafone Group plc
2,000,000	3.426%, (LIBOR 3M + 0.990%), 1/16/2024[b]	1,993,603

	Total	21,974,892

Consumer Cyclical (2.0%)
	Alibaba Group Holding, Ltd.
500,000	2.800%, 6/6/2023	478,800
	BMW US Capital, LLC
1,450,000	1.500%, 4/11/2019[h]	1,441,251
1,500,000	2.835%, (LIBOR 3M + 0.410%), 4/12/2021[b,h]	1,498,660
	Daimler Finance North America, LLC
2,000,000	2.871%, (LIBOR 3M + 0.530%), 5/5/2020[b,h]	2,004,198
1,000,000	3.181%, (LIBOR 3M + 0.840%), 5/4/2023[b,h]	1,003,019
	Ford Motor Credit Company, LLC
1,000,000	3.656%, (LIBOR 3M + 1.270%), 3/28/2022[b]	987,823
1,000,000	3.549%, (LIBOR 3M + 1.235%), 2/15/2023[b]	974,559
	General Motors Financial Company, Inc.
1,700,000	3.366%, (LIBOR 3M + 0.930%), 4/13/2020[b]	1,707,867
3,500,000	3.696%, (LIBOR 3M + 1.310%), 6/30/2022[b]	3,525,305
	Home Depot, Inc.
1,600,000	4.400%, 4/1/2021	1,639,385
	Hyundai Capital Services, Inc.
2,000,000	3.000%, 3/6/2022[h]	1,925,173
1,500,000	3.000%, 8/29/2022[h]	1,434,223
	Ralph Lauren Corporation
225,000	2.625%, 8/18/2020	222,432

	Total	18,842,695

Consumer Non-Cyclical (5.1%)
	Anheuser-Busch InBev Finance, Inc.
2,000,000	3.603%, (LIBOR 3M + 1.260%), 2/1/2021[b]	2,042,577
1,335,000	3.300%, 2/1/2023	1,301,458
	Anheuser-Busch InBev Worldwide, Inc.
1,000,000	3.165%, (LIBOR 3M + 0.740%), 1/12/2024[b]	999,449
	BAT Capital Corporation
2,000,000	3.194%, (LIBOR 3M + 0.880%), 8/15/2022[b,h]	2,009,082
	Bayer US Finance, LLC
1,000,000	2.375%, 10/8/2019[h]	992,078
2,000,000	3.344%, (LIBOR 3M + 1.010%), 12/15/2023[b,h]	1,992,084

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Consumer Non-Cyclical (5.1%) - continued
	Becton, Dickinson and Company
$1,000,000	3.261%, (LIBOR 3M + 0.875%), 12/29/2020[b]	$1,000,799
1,950,000	3.125%, 11/8/2021	1,917,910
	Boston Scientific Corporation
1,665,000	6.000%, 1/15/2020	1,716,272
	Cargill, Inc.
1,000,000	3.250%, 3/1/2023[h]	983,976
	Church & Dwight Company, Inc.
1,155,000	2.450%, 12/15/2019	1,146,696
	CK Hutchison International, Ltd.
2,000,000	2.750%, 3/29/2023[h]	1,901,934
	Conagra Brands, Inc.
1,750,000	4.300%, 5/1/2024	1,752,690
	Constellation Brands, Inc.
1,000,000	2.700%, 5/9/2022	960,804
1,500,000	3.200%, 2/15/2023	1,453,827
	CVS Caremark Corporation
1,050,000	4.000%, 12/5/2023	1,044,168
	CVS Health Corporation
1,750,000	3.700%, 3/9/2023	1,729,018
	General Mills, Inc.
1,500,000	3.459%, (LIBOR 3M + 1.010%), 10/17/2023[b]	1,501,986
	Halfmoon Parent, Inc.
500,000	3.326%, (LIBOR 3M + 0.890%), 7/15/2023[b,h]	499,601
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,506,654
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[h]	1,482,686
	Kraft Heinz Foods Company
1,500,000	3.161%, (LIBOR 3M + 0.820%), 8/10/2022[b]	1,505,326
	Laboratory Corporation of America Holdings
1,390,000	2.625%, 2/1/2020	1,377,978
	Mead Johnson Nutrition Company
1,000,000	3.000%, 11/15/2020	993,001
	Merck & Company, Inc.
1,490,000	2.716%, (LIBOR 3M + 0.375%), 2/10/2020[b]	1,493,896
	Mondelez International, Inc.
1,484,000	2.863%, (LIBOR 3M + 0.520%), 2/1/2019[b]	1,485,358
	Mylan, Inc.
1,035,000	3.125%, 1/15/2023[h]	976,151
	Newell Rubbermaid, Inc.
136,000	3.150%, 4/1/2021	133,209
	PepsiCo, Inc.
1,065,000	2.938%, (LIBOR 3M + 0.530%), 10/6/2021[b]	1,077,727
	Pernod Ricard SA
1,915,000	4.250%, 7/15/2022[h]	1,940,228
	Perrigo Finance Unlimited Company
500,000	3.900%, 12/15/2024	479,479
	Reynolds American, Inc.
447,000	3.250%, 6/12/2020	445,534
	Smithfield Foods, Inc.
720,000	2.700%, 1/31/2020[h]	707,636
2,000,000	2.650%, 10/3/2021[h]	1,903,377
	Teva Pharmaceutical Finance Netherlands III BV
1,000,000	6.000%, 4/15/2024	995,174
	Zimmer Biomet Holdings, Inc.
1,500,000	3.089%, (LIBOR 3M + 0.750%), 3/19/2021[b]	1,500,785

	Total	46,950,608

Energy (3.8%)
	Andeavor Logistics, LP
500,000	3.500%, 12/1/2022	488,207
	BP Capital Markets plc
1,400,000	1.676%, 5/3/2019	1,390,766
1,500,000	2.989%, (LIBOR 3M + 0.650%), 9/19/2022[b]	1,514,944
	Canadian Natural Resources, Ltd.
1,500,000	2.950%, 1/15/2023	1,444,037
	Cenovus Energy, Inc.
1,000,000	3.000%, 8/15/2022	955,570
	Chevron Corporation
500,000	2.825%, (LIBOR 3M + 0.510%), 11/16/2018[b]	500,099
	DCP Midstream Operating, LP
1,350,000	2.700%, 4/1/2019	1,339,875
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,243,356
	Enbridge, Inc.
2,000,000	2.900%, 7/15/2022	1,930,694
	Encana Corporation
1,000,000	3.900%, 11/15/2021	998,973
	Energy Transfer Operating, LP
1,675,000	4.200%, 9/15/2023	1,667,553
	EOG Resources, Inc.
975,000	2.625%, 3/15/2023	934,025
	EQM Midstream Partners LP
1,500,000	4.750%, 7/15/2023	1,512,564
	EQT Corporation
1,000,000	3.000%, 10/1/2022	959,399
	Exxon Mobil Corporation
1,900,000	1.708%, 3/1/2019	1,894,178
1,465,000	2.693%, (LIBOR 3M + 0.370%), 3/6/2022[b]	1,471,519
	Hess Corporation
2,000,000	3.500%, 7/15/2024	1,885,687
	Marathon Oil Corporation
2,000,000	2.800%, 11/1/2022	1,906,270
	Marathon Petroleum Corporation
1,325,000	3.400%, 12/15/2020	1,324,525
	NiSource Finance Corporation
1,000,000	2.650%, 11/17/2022	950,665
	Petrobras Global Finance BV
408,000	6.125%, 1/17/2022	422,790
	Petroleos Mexicanos
1,200,000	5.981%, (LIBOR 3M + 3.650%), 3/11/2022[b]	1,245,000
1,105,000	2.378%, 4/15/2025	1,074,065
	Plains All American Pipeline, LP
2,000,000	3.850%, 10/15/2023	1,944,326

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Energy (3.8%) - continued
	Shell International Finance BV
$1,400,000	2.788%, (LIBOR 3M + 0.450%), 5/11/2020[b]	$1,408,524
	Sinopec Group Overseas Development, Ltd.
1,175,000	1.750%, 9/29/2019[h]	1,157,471
	Transcontinental Gas Pipe Line Company, LLC
650,000	7.850%, 2/1/2026	780,292
	Williams Partners, LP
1,325,000	3.600%, 3/15/2022	1,304,245

	Total	35,649,619

Financials (17.3%)
	ABN AMRO Bank NV
1,600,000	2.450%, 6/4/2020[h]	1,575,271
	AerCap Ireland Capital Designated Activity Company and AerCap Global Aviation Trust
1,000,000	3.300%, 1/23/2023	960,759
	Air Lease Corporation
1,750,000	3.500%, 1/15/2022	1,730,401
	American Express Credit Corporation
2,080,000	2.887%, (LIBOR 3M + 0.550%), 3/18/2019[b]	2,082,877
650,000	3.382%, (LIBOR 3M + 1.050%), 9/14/2020[b]	659,385
	American International Group, Inc.
1,150,000	3.300%, 3/1/2021	1,138,358
	Ares Capital Corporation
1,100,000	4.875%, 11/30/2018	1,101,551
1,250,000	3.875%, 1/15/2020	1,254,007
	Athene Global Funding
2,000,000	3.628%, (LIBOR 3M + 1.230%), 7/1/2022[b,h]	2,034,865
	Banco Santander SA
800,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	802,146
	Bank of America Corporation
1,775,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	1,780,190
1,500,000	3.046%, (LIBOR 3M + 0.650%), 10/1/2021[b]	1,505,239
1,065,000	3.629%, (LIBOR 3M + 1.160%), 1/20/2023[b]	1,081,652
1,500,000	3.487%, (LIBOR 3M + 1.000%), 4/24/2023[b]	1,514,820
1,500,000	2.816%, 7/21/2023[b]	1,444,039
900,000	6.100%, 3/17/2025[b,k]	923,625
1,500,000	3.111%, (LIBOR 3M + 0.770%), 2/5/2026[b]	1,466,774
	Bank of New York Mellon Corporation
500,000	4.500%, 6/20/2023[b,k]	472,500
	Barclays plc
1,250,000	3.250%, 1/12/2021	1,231,323
2,000,000	3.684%, 1/10/2023	1,936,348
2,000,000	3.695%, (LIBOR 3M + 1.380%), 5/16/2024[b]	1,983,040
	BB&T Corporation
1,220,000	3.151%, (LIBOR 3M + 0.715%), 1/15/2020[b]	1,227,543
	BNZ International Funding, Ltd.
2,000,000	3.012%, (LIBOR 3M + 0.700%), 2/21/2020[b,h]	2,009,932
1,175,000	3.312%, (LIBOR 3M + 0.980%), 9/14/2021[b,h]	1,189,194
	BPCE SA
1,000,000	3.530%, (LIBOR 3M + 1.220%), 5/22/2022[b,h]	1,008,180
	Capital One Financial Corporation
2,000,000	3.098%, (LIBOR 3M + 0.760%), 5/12/2020[b]	2,009,640
	Capital One NA
2,000,000	3.163%, (LIBOR 3M + 0.820%), 8/8/2022[b]	1,997,470
2,500,000	3.670%, (LIBOR 3M + 1.150%), 1/30/2023[b]	2,512,000
	Citigroup, Inc.
1,475,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	1,478,570
1,500,000	3.450%, (LIBOR 3M + 0.960%), 4/25/2022[b]	1,515,446
2,275,000	3.751%, (LIBOR 3M + 1.430%), 9/1/2023[b]	2,322,889
2,000,000	3.412%, (LIBOR 3M + 1.100%), 5/17/2024[b]	2,011,954
	CNA Financial Corporation
2,000,000	5.875%, 8/15/2020	2,082,215
1,250,000	5.750%, 8/15/2021	1,316,952
	Comerica, Inc.
750,000	3.700%, 7/31/2023	743,088
	Compass Bank
1,500,000	2.875%, 6/29/2022	1,437,451
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,500,000	11.000%, 6/30/2019[b,h,k]	1,569,000
1,400,000	2.500%, 1/19/2021	1,369,482
	Credit Agricole SA
1,350,000	3.236%, (LIBOR 3M + 0.800%), 4/15/2019[b,h]	1,353,854
1,450,000	3.297%, (LIBOR 3M + 0.970%), 6/10/2020[b,h]	1,465,277
950,000	8.125%, 12/23/2025[b,h,k]	1,018,938
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[h]	1,584,576
810,000	7.500%, 12/11/2023[b,h,k]	843,340
	Discover Bank
1,650,000	8.700%, 11/18/2019	1,732,348
	Discover Financial Services
2,250,000	2.600%, 11/13/2018	2,249,600
	Fifth Third Bancorp
1,100,000	2.875%, 10/1/2021	1,078,881
	Goldman Sachs Capital II
70,000	4.000%, (LIBOR 3M + 0.768%), 12/3/2018[b,k]	56,000
	Goldman Sachs Group, Inc.
1,500,000	3.414%, (LIBOR 3M + 1.100%), 11/15/2018[b]	1,500,618
1,755,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[b]	1,774,401
1,530,000	3.484%, (LIBOR 3M + 1.170%), 11/15/2021[b]	1,548,635

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Financials (17.3%) - continued
$1,000,000	3.060%, (LIBOR 3M + 0.750%), 2/23/2023[b]	$998,991
2,000,000	3.487%, (LIBOR 3M + 1.000%), 7/24/2023[b]	2,013,335
1,125,000	3.917%, (LIBOR 3M + 1.600%), 11/29/2023[b]	1,163,181
	HSBC Holdings plc
1,175,000	3.908%, (LIBOR 3M + 1.500%), 1/5/2022[b]	1,203,075
2,000,000	3.262%, 3/13/2023[b]	1,953,167
1,500,000	6.250%, 3/23/2023[b,k]	1,456,875
	Huntington Bancshares, Inc.
1,450,000	3.150%, 3/14/2021	1,433,584
	ING Groep NV
1,350,000	6.000%, 4/16/2020[b,k]	1,344,600
2,400,000	3.536%, (LIBOR 3M + 1.150%), 3/29/2022[b]	2,435,814
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,516,613
	J.P. Morgan Chase & Company
1,400,000	2.250%, 1/23/2020	1,383,416
1,250,000	5.300%, 5/1/2020[b,k]	1,268,750
1,250,000	3.875%, 9/10/2024	1,228,264
1,500,000	3.264%, (LIBOR 3M + 0.850%), 1/10/2025[b]	1,488,116
	JPMorgan Chase Bank NA
1,150,000	2.956%, (LIBOR 3M + 0.590%), 9/23/2019[b]	1,153,816
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	691,047
	Lincoln National Corporation
1,000,000	4.000%, 9/1/2023	1,007,277
	Lloyds Banking Group plc
2,000,000	2.907%, 11/7/2023[b]	1,900,053
350,000	4.582%, 12/10/2025	337,610
	Macquarie Bank, Ltd.
500,000	3.616%, (LIBOR 3M + 1.180%), 1/15/2019[b,h]	500,811
	Macquarie Group, Ltd.
1,500,000	3.331%, (LIBOR 3M + 1.020%), 11/28/2023[b,h]	1,493,700
	Mitsubishi UFJ Financial Group, Inc.
1,175,000	3.394%, (LIBOR 3M + 1.060%), 9/13/2021[b]	1,193,189
1,600,000	3.230%, (LIBOR 3M + 0.920%), 2/22/2022[b]	1,613,754
	Mizuho Financial Group Cayman 3, Ltd.
675,000	4.600%, 3/27/2024[h]	675,398
	Mizuho Financial Group, Inc.
1,175,000	3.474%, (LIBOR 3M + 1.140%), 9/13/2021[b]	1,191,514
1,500,000	3.251%, (LIBOR 3M + 0.940%), 2/28/2022[b]	1,514,541
	Morgan Stanley
1,000,000	5.450%, 7/15/2019[b,k]	1,008,880
1,950,000	3.119%, (LIBOR 3M + 0.800%), 2/14/2020[b]	1,952,535
900,000	5.550%, 7/15/2020[b,k]	909,000
1,000,000	2.891%, (LIBOR 3M + 0.550%), 2/10/2021[b]	1,000,500
2,000,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	2,022,514
1,400,000	3.887%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,425,570
1,425,000	5.000%, 11/24/2025	1,459,073
	Nationwide Building Society
2,000,000	3.766%, 3/8/2024[b,h]	1,945,288
	Peachtree Corners Funding Trust
1,125,000	3.976%, 2/15/2025[h]	1,091,806
	Prudential Financial, Inc.
1,150,000	2.350%, 8/15/2019	1,143,903
	Realty Income Corporation
2,000,000	3.250%, 10/15/2022	1,969,013
	Regions Financial Corporation
1,000,000	3.200%, 2/8/2021	991,352
	Reinsurance Group of America, Inc.
2,000,000	4.700%, 9/15/2023	2,054,711
	Reliance Standard Life Global Funding II
1,400,000	2.500%, 4/24/2019[h]	1,397,047
	Royal Bank of Scotland Group plc
2,000,000	3.498%, 5/15/2023[b]	1,923,650
2,000,000	3.784%, (LIBOR 3M + 1.470%), 5/15/2023[b]	2,010,379
	Santander Holdings USA, Inc.
1,000,000	3.400%, 1/18/2023	954,599
	Santander UK plc
750,000	3.125%, 1/8/2021	739,239
500,000	5.000%, 11/7/2023[h]	501,217
	Simon Property Group, LP
1,350,000	2.500%, 9/1/2020	1,331,127
1,400,000	2.500%, 7/15/2021	1,365,862
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[h]	1,979,227
2,000,000	2.500%, 4/5/2022[h]	1,943,598
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[h]	981,186
	State Street Corporation
2,062,000	3.222%, (LIBOR 3M + 0.900%), 8/18/2020[b]	2,087,647
	SunTrust Banks, Inc.
725,000	2.900%, 3/3/2021	714,336
	Svenska Handelsbanken AB
500,000	2.824%, (LIBOR 3M + 0.490%), 6/17/2019[b]	501,074
	Synchrony Financial
1,175,000	3.578%, (LIBOR 3M + 1.230%), 2/3/2020[b]	1,182,155
1,230,000	4.250%, 8/15/2024	1,168,205
	Toronto-Dominion Bank
1,400,000	3.262%, (LIBOR 3M + 0.930%), 12/14/2020[b]	1,420,052
	USB Group Funding Jersey, Ltd.
1,750,000	3.806%, (LIBOR 3M + 1.440%), 9/24/2020[b,h]	1,782,355
	USB Realty Corporation
	3.583%, (LIBOR 3M + 1.147%),
1,200,000	1/15/2022[b,h,k]	1,077,000
	Ventas Realty, LP
2,000,000	3.100%, 1/15/2023	1,937,506

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
Financials (17.3%) - continued
	Voya Financial, Inc.
$500,000	5.650%, 5/15/2053[b]	$492,500
	Wells Fargo & Company
1,000,000	6.104%, (LIBOR 3M + 3.770%), 12/15/2018[b,k]	1,007,500
1,760,000	3.200%, (LIBOR 3M + 0.680%), 1/30/2020[b]	1,768,347
750,000	3.450%, 2/13/2023	732,557
1,400,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	1,419,694
	Welltower, Inc.
1,750,000	3.950%, 9/1/2023	1,745,881

	Total	159,985,220

Foreign Government (0.7%)
	Argentina Government International Bond
1,440,000	5.625%, 1/26/2022	1,296,000
	Export-Import Bank of Korea
1,720,000	2.250%, 1/21/2020	1,700,156
	Kommunalbanken AS
2,540,000	1.500%, 10/22/2019[h]	2,506,726
	Poland Government International Bond
125,000	4.000%, 1/22/2024	126,220
	Province of Ontario Canada
750,000	3.400%, 10/17/2023	751,470

	Total	6,380,572

Mortgage-Backed Securities (3.5%)
	Federal National Mortgage Association Conventional 15-yr. Pass Through
11,570,000	3.500%, 11/1/2033[d]	11,560,283
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
504,470	3.727%, (LIBOR 12M + 1.515%), 1/1/2043[b]	518,393
642,519	4.281%, (LIBOR 12M + 1.550%), 7/1/2043[b]	662,447
10,750,000	4.500%, 11/1/2048[d]	11,006,363
250,000	5.000%, 11/1/2048[d]	260,879
	GSAA Home Equity Trust
920,880	4.564%, 8/25/2034, Ser. 2004-10, Class M2[j]	916,316
	Towd Point Mortgage Trust
4,943,757	3.250%, 8/25/2058, Ser. 2018-5, Class A1Ab,h	4,871,429
	Vericrest Opportunity Loan Transferee
2,420,667	4.115%, 9/25/2048, Ser. 2018-NPL6, Class A1Ah,j	2,416,251

	Total	32,212,361

Technology (2.1%)
	Amphenol Corporation
1,122,000	2.550%, 1/30/2019	1,121,040
	Apple, Inc.
2,450,000	2.641%, (LIBOR 3M + 0.300%), 5/6/2019[b]	2,453,425
1,900,000	2.638%, (LIBOR 3M + 0.300%), 5/6/2020[b]	1,907,543
	Broadcom Corporation
1,435,000	2.375%, 1/15/2020	1,416,995
2,000,000	2.650%, 1/15/2023	1,876,037
	Cisco Systems, Inc.
2,405,000	2.821%, (LIBOR 3M + 0.500%), 3/1/2019[b]	2,408,645
	Diamond 1 Finance Corporation
865,000	3.480%, 6/1/2019[h]	866,077
	Hewlett Packard Enterprise Company
1,750,000	3.500%, 10/5/2021	1,745,007
	Marvell Technology Group, Ltd.
1,000,000	4.200%, 6/22/2023	988,660
	Microsoft Corporation
2,000,000	1.850%, 2/6/2020	1,974,546
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	980,121
	VMware, Inc.
1,500,000	2.950%, 8/21/2022	1,437,760

	Total	19,175,856

Transportation (1.4%)
	Air Canada Pass Through Trust
933,467	3.875%, 3/15/2023[h]	913,631
	American Airlines Pass Through Trust
999,598	4.950%, 1/15/2023	1,021,249
650,110	3.700%, 5/1/2023	635,528
	British Airways plc
1,192,970	4.625%, 6/20/2024[h]	1,218,142
	Continental Airlines, Inc.
1,713,848	4.150%, 4/11/2024	1,722,417
	Delta Air Lines, Inc.
363,705	4.750%, 5/7/2020	368,921
94,017	4.950%, 11/23/2020	94,390
	ERAC USA Finance, LLC
1,400,000	2.600%, 12/1/2021[h]	1,350,319
	J.B. Hunt Transport Services, Inc.
1,200,000	3.300%, 8/15/2022	1,185,720
	Ryder System, Inc.
1,000,000	3.400%, 3/1/2023	983,761
	TTX Company
2,000,000	2.250%, 2/1/2019[h]	1,995,305
650,000	4.125%, 10/1/2023*	652,603
	US Airways Pass Through Trust
743,675	3.950%, 11/15/2025	738,065

	Total	12,880,051

U.S. Government and Agencies (18.5%)
	Federal National Mortgage Association
3,000,000	2.500%, 4/13/2021	2,966,748
15,000,000	2.875%, 9/12/2023	14,852,235
	U.S. Treasury Bonds
1,675,000	2.250%, 11/15/2027	1,558,601
6,750,000	5.500%, 8/15/2028	8,076,006
690,000	3.000%, 5/15/2042	648,115
2,855,000	2.500%, 5/15/2046	2,398,088
	U.S. Treasury Bonds, TIPS
5,461,800	0.125%, 1/15/2023	5,256,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (95.9%)	Value
U.S. Government and Agencies (18.5%) - continued
$6,315,050	0.375%, 1/15/2027	$5,944,206
6,699,875	0.375%, 7/15/2027	6,304,949
5,852,770	1.000%, 2/15/2046	5,432,407
	U.S. Treasury Notes
1,125,000	1.500%, 10/31/2019	1,111,465
62,000,000	1.750%, 11/30/2019	61,350,937
6,500,000	1.875%, 12/15/2020	6,365,937
1,450,000	1.375%, 5/31/2021	1,394,832
1,250,000	2.625%, 6/15/2021	1,240,918
2,800,000	1.125%, 8/31/2021	2,663,609
21,345,000	2.000%, 11/30/2022	20,554,568
1,750,000	2.750%, 7/31/2023	1,732,295
2,750,000	2.125%, 7/31/2024	2,619,590
1,000,000	2.875%, 7/31/2025	988,437
	U.S. Treasury Notes, TIPS
18,085,620	0.125%, 4/15/2021	17,621,470

	Total	171,081,938

Utilities (2.3%)
	Ameren Corporation
1,100,000	2.700%, 11/15/2020	1,083,754
	CenterPoint Energy, Inc.
1,750,000	3.850%, 2/1/2024	1,748,810
	DTE Energy Company
570,000	2.400%, 12/1/2019	564,120
1,500,000	3.700%, 8/1/2023	1,489,260
	Edison International
1,000,000	2.950%, 3/15/2023	951,269
	Enel Finance International NV
2,000,000	2.750%, 4/6/2023[h]	1,841,954
	Exelon Corporation
1,350,000	2.850%, 6/15/2020	1,334,993
1,250,000	3.497%, 6/1/2022	1,219,136
	Exelon Generation Company, LLC
1,125,000	2.950%, 1/15/2020	1,117,851
	ITC Holdings Corporation
1,500,000	2.700%, 11/15/2022	1,434,321
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043[b]	843,819
	NiSource, Inc.
1,250,000	5.650%, 6/15/2023[b,h,k]	1,225,250
	PPL Capital Funding, Inc.
1,420,000	3.500%, 12/1/2022	1,401,949
	Public Service Electric And Gas Company
2,070,000	1.800%, 6/1/2019	2,054,941
	Sempra Energy
1,420,000	2.400%, 3/15/2020	1,401,500
	Southern Company
1,500,000	2.950%, 7/1/2023	1,432,328

	Total	21,145,255

	Total Long-Term Fixed Income (cost $896,822,126)	887,151,431

Shares	Preferred Stock (0.2%)	Value
Financials (0.2%)
54,000	Citigroup Capital XIII[b]	1,429,380
7,350	Farm Credit Bank of Texas, 6.750%[b,h,k]	779,100

	Total	2,208,480

	Total Preferred Stock (cost $2,225,400)	2,208,480

Shares	Common Stock (<0.1%)	Value
Energy (<0.1%)
18,804	Pacific Drilling, Inc. Rights[e,l]	195,812

	Total	195,812

	Total Common Stock (cost $195,812)	195,812

Shares or Principal Amount	Short-Term Investments (6.5%)	Value
	Federal Home Loan Bank Discount Notes
400,000	2.100%, 11/28/2018[m,n]	399,346
500,000	2.255%, 1/8/2019[m,n]	497,828
	Thrivent Core Short-Term Reserve Fund
5,915,209	2.430%	59,152,095
	U.S. Treasury Bills
250,000	2.181%, 12/27/2018[m,o]	249,141

	Total Short-Term Investments (cost $60,298,487)	60,298,410

	Total Investments (cost $965,094,464) 103.1%	$954,841,179

	Other Assets and Liabilities, Net (3.1%)	(29,134,118)

	Total Net Assets 100.0%	$925,707,061

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $252,328,802 or 27.3% of total net assets.

i	All or a portion of the security is insured or guaranteed.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2018

k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	At October 31, 2018, $249,142 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of October 31, 2018 was $93,448,822 or 10.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Ares XXXVII CLO, Ltd., 10/15/2030	5/18/2018	$4,007,286
Assurant CLO III, Ltd., 10/20/2031	7/27/2018	4,700,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	2,607,402
Betony CLO, Ltd., 4/30/2031	6/5/2018	2,750,000
CBAM CLO, Ltd., 10/20/2029	8/29/2018	4,000,000
Cedar Funding VI CLO, Ltd., 10/20/2028	10/2/2018	6,000,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,250,100
Cold Storage Trust, 4/15/2036	4/20/2017	4,850,000
COLT Mortgage Loan Trust, 5/27/2047	4/27/2017	1,301,745
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	273,958
Deephaven Residential Mortgage Trust, 12/26/2046	4/7/2017	780,847
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	1,164,785
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	555,523
Finance of America Structured Securities Trust, 9/25/2028	10/2/2018	3,614,371
FRS, LLC, 4/15/2043	4/10/2013	317,182
Garrison BSL CLO, Ltd., 7/17/2028	5/18/2018	6,000,000
GoldenTree Loan Opportunities, Ltd., 10/29/2029	9/20/2018	3,000,000
Golub Capital Partners, Ltd., 10/20/2028	9/17/2018	6,000,000
Homeward Opportunities Fund Trust, 6/25/2048	7/31/2018	3,264,166
Magnetite XVIII Ltd, 11/15/2028	10/31/2018	4,500,000
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	1,435,580
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	1,469,232
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	2,800,000
NRZ Excess Spread-Collateralized Notes Series, 1/25/2023	1/24/2018	2,081,531
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,350,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,300,000
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	1,325,000
Radnor RE, Ltd., 3/25/2028	3/13/2018	3,300,000
Sound Point CLO XX, Ltd., 7/26/2031	6/15/2018	3,000,000
Stanwich Mortgage Loan Trust, 10/18/2023	10/26/2018	$2,500,000
Toorak Mortgage Corporation 2018-1, Ltd., 8/25/2021	8/3/2018	2,499,997
TTX Company, 10/1/2023	9/19/2013	649,994
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	2,732,209
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	322,365

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.1%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$422,854	5.052%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$422,223
	Ball Metalpack Finco, LLC, Term Loan
164,587	6.802%, (LIBOR 1M + 4.500%), 7/31/2025[b]	165,410
	Big River Steel, LLC, Term Loan
267,300	7.386%, (LIBOR 3M + 5.000%), 8/23/2023[b]	269,973
	Chemours Company, Term Loan
497,500	4.050%, (LIBOR 1M + 1.750%), 4/3/2025[b]	495,326
	CONSOL Energy, Inc., Term Loan
248,125	8.310%, (LIBOR 1M + 6.000%), 11/28/2022[b]	253,502
	Contura Energy, Inc., Term Loan
409,228	7.300%, (LIBOR 2M + 5.000%), 3/17/2024[b]	407,182
745,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[b,c,d]	741,275
	MRC Global (US), Inc., Term Loan
370,633	5.302%, (LIBOR 1M + 3.000%), 9/20/2024[b,e]	370,633
	Peabody Energy Corporation, Term Loan
283,575	5.052%, (LIBOR 1M + 2.750%), 3/31/2025[b]	282,775
	Pixelle Specialty Solutions, LLC, Term Loan
400,000	0.000%, (LIBOR 3M + 6.000%), 10/31/2024[b,c,d]	390,500
	Starfruit US Holdco, LLC, Term Loan
175,000	5.506%, (LIBOR 1M + 3.250%), 10/1/2025[b]	174,344
	Tronox Blocked Borrower, LLC, Term Loan
181,535	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	181,279
	Tronox Finance, LLC, Term Loan
418,927	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	418,337

	Total	4,572,759

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
228,113	4.460%, (LIBOR 1W + 2.250%), 11/10/2023[b]	227,971
	Flex Acquisition Company, Inc. Term Loan
1,177,050	5.506%, (LIBOR 1M + 3.250%), 6/22/2025[b]	1,177,686
	GFL Environmental, Inc., Term Loan
280,000	0.000%, (LIBOR 3M + 3.000%), 5/31/2025[b,c,d]	275,450
141,965	5.136%, (LIBOR 3M + 2.750%), 5/31/2025[b]	139,658
17,680	5.136%, (LIBOR 3M + 2.750%), 5/31/2025[b]	17,392
	Navistar, Inc., Term Loan
466,475	5.780%, (LIBOR 1M + 3.500%), 11/6/2024[b]	466,862
	Sotera Health Holdings, LLC, Term Loan
277,358	5.302%, (LIBOR 1M + 3.000%), 5/15/2022[b]	277,589

	Total	2,582,608

Communications Services (0.5%)
	Altice France SA, Term Loan
192,075	5.052%, (LIBOR 1M + 2.750%), 7/31/2025[b]	185,053
1,015,000	6.280%, (LIBOR 1M + 4.000%), 1/31/2026[b]	992,802
	Cengage Learning, Inc., Term Loan
698,373	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b]	646,211
	CenturyLink, Inc., Term Loan
1,238,256	5.052%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,224,326
	Charter Communications Operating, LLC, Term Loan
496,250	4.310%, (LIBOR 1M + 2.000%), 4/30/2025[b]	496,190
	Frontier Communications Corporation, Term Loan
723,219	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b]	698,630
	HCP Acquisition, LLC, Term Loan
366,169	5.302%, (LIBOR 1M + 3.000%), 5/16/2024[b]	365,437
	Intelsat Jackson Holdings SA, Term Loan
400,000	6.045%, (LIBOR 1M + 3.750%), 11/27/2023[b]	400,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,120,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	1,097,802
110,493	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,e]	101,653
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,042,460	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[b,c,d]	998,812
	Mediacom Illinois, LLC, Term Loan
208,950	3.970%, (LIBOR 1W + 1.750%), 2/15/2024[b]	208,298
	NEP/NCP Holdco, Inc., Term Loan
315,000	0.000%, (LIBOR 3M + 3.250%), 10/22/2025[b,c,d]	316,103
40,000	9.302%, (LIBOR 1M + 7.000%), 10/23/2026[b]	40,000
	Sable International Finance, Ltd., Term Loan
1,005,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[b]	1,003,874
	SBA Senior Finance II, LLC, Term Loan
304,237	4.310%, (LIBOR 1M + 2.000%), 4/11/2025[b]	303,443
	Sprint Communications, Inc., Term Loan
861,875	4.813%, (LIBOR 1M + 2.500%), 2/2/2024[b]	861,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.1%)[a]	Value
Communications Services (0.5%) - continued
	Syniverse Holdings, Inc., Term Loan
$119,400	7.280%, (LIBOR 1M + 5.000%), 3/9/2023[b]	$119,997
	Univision Communications, Inc., Term Loan
746,196	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b]	715,296
	WideOpenWest Finance, LLC, Term Loan
359,370	5.540%, (LIBOR 1M + 3.250%), 8/19/2023[b]	345,894
	Windstream Services, LLC, Term Loan
343,363	6.290%, (LIBOR 1M + 4.000%), 3/30/2021[b]	321,411

	Total	11,442,297

Consumer Cyclical (0.3%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
365,802	4.790%, (LIBOR 1M + 2.500%), 11/17/2024[b]	365,802
	Four Seasons Hotels, Ltd., Term Loan
347,348	4.302%, (LIBOR 1M + 2.000%), 11/30/2023[b]	347,161
	Golden Entertainment, Inc., Term Loan
669,937	5.300%, (LIBOR 1M + 3.000%), 10/20/2024[b]	669,938
105,000	9.310%, (LIBOR 1M + 7.000%), 10/20/2025[b]	105,525
	Golden Nugget, LLC, Term Loan
521,816	5.230%, (LIBOR 1M + 2.750%), 10/4/2023[b]	522,061
	KAR Auction Services, Inc., Term Loan
212,313	4.938%, (LIBOR 3M + 2.500%), 3/9/2023[b]	212,402
	Mohegan Gaming and Entertainment, Term Loan
497,982	6.302%, (LIBOR 1M + 4.000%), 10/13/2023[b]	466,504
	Neiman Marcus Group, Ltd., LLC, Term Loan
193,477	5.531%, (LIBOR 1M + 3.250%), 10/25/2020[b]	175,955
	Penn National Gaming, Inc. Term Loan
250,000	0.000%, (LIBOR 3M + 2.250%), 10/15/2025[b,c,d]	250,625
	Scientific Games International, Inc., Term Loan
940,275	5.046%, (LIBOR 1M + 2.750%), 8/14/2024[b]	930,534
	Stars Group Holdings BV, Term Loan
807,975	5.886%, (LIBOR 3M + 3.500%), 7/10/2025[b]	810,892
	Tenneco, Inc., Term Loan
515,000	5.052%, (LIBOR 1M + 2.750%), 10/1/2025[b]	513,285
	Wyndham Hotels & Resorts, Inc., Term Loan
245,000	4.052%, (LIBOR 1M + 1.750%), 5/30/2025[b]	244,745

	Total	5,615,429

Consumer Non-Cyclical (0.3%)
	Air Medical Group Holdings, Inc., Term Loan
1,261,971	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[b]	1,223,481
104,213	6.530%, (LIBOR 1M + 4.250%), 3/14/2025[b]	102,128
	Albertson’s, LLC, Term Loan
252,755	5.052%, (LIBOR 1M + 2.750%), 8/25/2021[b]	252,267
348,743	5.381%, (LIBOR 3M + 3.000%), 12/21/2022[b]	347,676
444,466	5.311%, (LIBOR 3M + 3.000%), 6/22/2023[b]	442,244
250,000	0.000%, (LIBOR 3M + 3.000%), 10/29/2025[b,c,d]	247,865
	Amneal Pharmaceuticals, LLC, Term Loan
393,921	5.813%, (LIBOR 1M + 3.500%), 5/4/2025[b]	395,792
	Bausch Health Companies, Inc., Term Loan
799,500	5.274%, (LIBOR 1M + 3.000%), 6/1/2025[b]	799,316
	CHS/Community Health Systems, Inc., Term Loan
497,795	5.563%, (LIBOR 3M + 3.250%), 1/27/2021[b]	486,710
	Endo International plc, Term Loan
603,938	6.563%, (LIBOR 1M + 4.250%), 4/27/2024[b]	606,076
	Energizer Holdings, Inc., Term Loan
510,000	0.000%, (LIBOR 3M + 2.250%), 6/21/2025[b,c,d]	510,321
	JBS USA LUX SA, Term Loan
882,222	4.844%, (LIBOR 3M + 2.500%), 10/30/2022[b]	881,781
	Northriver Midstream Finance LP, Term Loan
200,000	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b,c,d]	200,834
	Ortho-Clinical Diagnostics SA, Term Loan
1,019,700	5.544%, (LIBOR 1M + 3.250%), 6/1/2025[b]	1,015,876
	Revlon Consumer Products Corporation, Term Loan
334,874	5.813%, (LIBOR 3M + 3.500%), 9/7/2023[b]	244,552

	Total	7,756,919

Energy (0.2%)
	BCP Raptor II, LLC, Term Loan
300,000	0.000%, (LIBOR 3M + 4.750%), 10/22/2025[b,c,d,e]	297,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.1%)[a]	Value
Energy (0.2%) - continued
	Calpine Corporation, Term Loan
$361,266	4.890%, (LIBOR 3M + 2.500%), 1/15/2024[b]	$359,875
	Consolidated Energy Finance SA, Term Loan
204,487	4.784%, (LIBOR 1M + 2.500%), 5/7/2025[b,e]	203,465
	GIP III Stetson I, LP, Term Loan
390,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	390,488
	HFOTCO, LLC, Term Loan
773,063	5.060%, (LIBOR 1M + 2.750%), 6/26/2025[b]	774,671
	McDermott Technology (Americas), Inc., Term Loan
582,075	7.302%, (LIBOR 1M + 5.000%), 5/10/2025[b]	574,071
	MEG Energy Corporation, Term Loan
43,475	5.810%, (LIBOR 1M + 3.500%), 12/31/2023[b]	43,520
	Pacific Drilling SA, Term Loan
416,513	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	186,735
	Radiate Holdco, LLC, Term Loan
972,594	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[b]	964,259

	Total	3,794,834

Financials (0.2%)
	Air Methods Corporation, Term Loan
629,401	5.886%, (LIBOR 3M + 3.500%), 4/21/2024[b]	567,248
	Avolon TLB Borrower 1 US, LLC, Term Loan
628,425	4.280%, (LIBOR 1M + 2.000%), 1/15/2025[b]	626,433
	Digicel International Finance, Ltd., Term Loan
745,287	5.570%, (LIBOR 3M + 3.250%), 5/10/2024[b]	712,994
	DJO Finance, LLC, Term Loan
237,771	5.599%, (LIBOR 1M + 3.250%), 6/7/2020[b]	237,227
	DTZ U.S. Borrower, LLC, Term Loan
500,000	5.552%, (LIBOR 1M + 3.250%), 8/21/2025[b]	499,530
	Genworth Holdings, Inc., Term Loan
104,475	6.831%, (LIBOR 2M + 4.500%), 3/7/2023[b]	106,500
	GGP Nimbus LP, Term Loan
570,000	4.795%, (LIBOR 1M + 2.500%), 8/24/2025[b]	560,333
	MoneyGram International, Inc., Term Loan
604,483	5.552%, (LIBOR 1M + 3.250%), 3/28/2020[b,e]	574,258
	Trans Union, LLC, Term Loan
391,050	4.302%, (LIBOR 1M + 2.000%), 4/9/2023[b]	390,115

	Total	4,274,638

Technology (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
612,861	7.136%, (LIBOR 3M + 4.750%), 11/3/2023[b]	573,025
	Micron Technology, Inc., Term Loan
482,532	4.060%, (LIBOR 1M + 1.750%), 4/26/2022[b]	482,430
	Plantronics, Inc., Term Loan
1,030,000	4.802%, (LIBOR 1M + 2.500%), 7/2/2025[b]	1,026,137
	Rackspace Hosting, Inc., Term Loan
868,202	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[b]	841,253
	SS&C Technologies Holdings Europe SARL, Term Loan
141,059	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	140,275
	SS&C Technologies, Inc., Term Loan
150,000	4.552%, (LIBOR 3M + 2.250%), 4/16/2025[b,c,d]	149,090
363,931	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	361,907
	TNS, Inc., Term Loan
557,440	6.320%, (LIBOR 3M + 4.000%), 8/14/2022[b]	559,765
	Vantiv, LLC, Term Loan
965,150	4.030%, (LIBOR 1M + 1.750%), 8/20/2024[b]	962,390

	Total	5,096,272

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
706,063	6.802%, (LIBOR 1M + 4.500%), 5/18/2023[b]	706,062
	OSG Bulk Ships, Inc., Term Loan
124,967	6.770%, (LIBOR 1M + 4.250%), 8/5/2019[b]	123,614

	Total	829,676

Utilities (0.1)%
	Core and Main, LP, Term Loan
311,850	5.317%, (LIBOR 3M + 3.000%), 8/1/2024[b,e]	311,460
	EnergySolutions, LLC, Term Loan
244,387	6.136%, (LIBOR 3M + 3.750%), 5/11/2025[b]	245,763
	Talen Energy Supply, LLC, Term Loan
231,315	6.302%, (LIBOR 1M + 4.000%), 7/6/2023[b]	231,604
	TerraForm Power Operating, LLC, Term Loan
174,123	4.302%, (LIBOR 1M + 2.000%), 11/8/2022[b]	174,123
	Vertiv Group Corporation, Term Loan
705,713	6.313%, (LIBOR 3M + 4.000%), 11/15/2023[b]	697,774

	Total	1,660,724

	Total Bank Loans (cost $48,299,707)	47,626,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Registered Investment Companies (43.3%)	Value
Affiliated Equity Holdings (31.5%)
2,203,086	Thrivent Core International Equity Fund	$20,444,642
6,327,806	Thrivent Core Low Volatility Equity Fund[h]	66,695,075
12,490,426	Thrivent Large Cap Growth Fund, Class S	155,755,609
1,828,360	Thrivent Large Cap Stock Fund, Class S	49,146,306
8,148,795	Thrivent Large Cap Value Fund, Class S	186,607,417
3,723,782	Thrivent Mid Cap Stock Fund, Class S	104,489,316
12,134,999	Thrivent Partner Worldwide Allocation Fund, Class S	119,772,442
1,034,330	Thrivent Small Cap Stock Fund, Class S	27,254,589

	Total	730,165,396

Affiliated Fixed Income Holdings (10.7%)
4,379,939	Thrivent Core Emerging Markets Debt Fund	39,594,649
7,885,546	Thrivent High Yield Fund, Class S	36,588,934
12,489,865	Thrivent Income Fund, Class S	108,661,822
5,183,865	Thrivent Limited Maturity Bond Fund, Class S	63,761,546

	Total	248,606,951

Equity Funds/Exchange Traded Funds (0.6%)
3,776	iShares Russell 1000 Growth Index Fund	536,494
6,423	iShares Russell 2000 Growth Index Fund[i]	1,206,817
940	iShares Russell 2000 Value Index Fund	113,881
17,532	ProShares Ultra S&P 500	1,922,384
1,119	ProShares UltraPro S&P 500	50,769
28,521	SPDR S&P 500 ETF Trust	7,718,638
14,923	SPDR S&P Biotech ETF[i]	1,180,558
3,704	SPDR S&P Retail ETF[i]	174,607
2,684	Vanguard REIT ETF	210,211

	Total	13,114,359

Fixed Income Funds/Exchange Traded Funds (0.5%)
30,500	Invesco Senior Loan ETF	701,805
40,000	iShares Short-Term Corporate Bond ETF	2,065,600
110,900	Vanguard Short-Term Corporate Bond ETF	8,642,437

	Total	11,409,842

	Total Registered Investment Companies (cost $771,972,521)	1,003,296,548

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Asset-Backed Securities (1.1%)
	Access Group, Inc.
$81,397	2.781%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,j	80,422
	Ares CLO, Ltd.
1,000,000	3.821%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2*,b	999,960
	Babson CLO, Ltd.
179,526	3.599%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	179,563
	Betony CLO, Ltd.
940,000	3.600%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1*,b	939,009
	Buttermilk Park CLO, Ltd.
1,750,000	3.738%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2*,b	1,749,940
	Carlyle Global Market Strategies CLO, Ltd.
1,150,000	3.782%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RR*,b	1,149,954
	Cent CLO 22, Ltd.
200,000	3.753%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	200,040
	Commonbond Student Loan Trust
234,843	2.781%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,j]	232,396
	Dryden Senior Loan Fund
950,000	3.810%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2*,b	949,982
	Earnest Student Loan Program, LLC
406,233	3.020%, 5/25/2034, Ser. 2016-B, Class A2[j]	401,634
	Edlinc Student Loan Funding Trust
18,152	5.330%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	18,362
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,975,000	3.900%, 8/25/2028, Ser. K081, Class A2[b]	1,988,920
	Galaxy XX CLO, Ltd.
650,000	3.469%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	647,336
	Golub Capital Partners, Ltd.
890,000	3.610%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1*,b	889,979
769,000	3.669%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class AR*,b	771,316
	Harley Marine Financing, LLC
2,295,937	5.682%, 5/15/2043, Ser. 2018-1A, Class A2*	2,123,742
	Limerock CLO III, LLC
650,000	3.669%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	650,267

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Asset-Backed Securities (1.1%) - continued
	Madison Park Funding XIV, Ltd.
$500,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RR*,b	$499,996
	Magnetite XII, Ltd.
650,000	3.536%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR*,b	649,992
	Morgan Stanley Capital I, Inc.
700,000	4.407%, 10/23/2051, Ser. 2018-L1, Class A4	723,078
	Mountain View CLO, Ltd.
475,000	3.556%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1R*,b	474,495
	Neuberger Berman CLO XIV, Ltd.
850,000	3.759%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	850,417
	Neuberger Berman CLO, Ltd.
180,000	3.649%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	180,221
	Octagon Investment Partners XVI, Ltd.
200,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2R*,b	199,337
	Octagon Investment Partners XX, Ltd.
675,000	3.468%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	675,192
	OZLM VIII, Ltd.
210,000	3.579%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	210,102
	PPM CLO, Ltd.
600,000	3.643%, (LIBOR 3M + 1.150%), 7/15/2031, Ser. 2018-1A, Class A*,b	599,314
	Race Point IX CLO, Ltd.
600,000	3.646%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	601,643
	Renaissance Home Equity Loan Trust
1,217,316	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[k]	888,666
	SBA Small Business Investment Companies
1,700,000	3.548%, 9/11/2028, Ser. 2018-10B, Class 1	1,688,152
	Shackleton CLO, Ltd.
450,000	3.509%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1*,b	449,965
	SLM Student Loan Trust
191,478	2.681%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	188,656
	SoFi Consumer Loan Program, LLC
288,800	2.140%, 9/25/2026, Ser. 2017-5, Class A1[j]	287,442
	SoFi Professional Loan Program, LLC
$161,597	2.420%, 3/25/2030, Ser. 2015-A, Class A2[j]	159,139
	Symphony CLO XV, Ltd.
580,290	3.629%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	580,546
	U.S. Residential Opportunity Fund Trust
103,788	3.352%, 11/27/2037, Ser. 2017-1III, Class Aj	102,754
	Verus Securitization Trust
826,799	3.677%, 6/1/2058, Ser. 2018-2, Class A1[b,j]	823,358
	Voya CLO 3, Ltd.
188,119	3.210%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,b	188,140

	Total	24,993,427

Basic Materials (0.5%)
	Alcoa Nederland Holding BV
455,000	6.750%, 9/30/2024[j]	477,750
	Anglo American Capital plc
550,000	4.875%, 5/14/2025[j]	542,249
	ArcelorMittal SA
421,000	6.125%, 6/1/2025[i]	450,062
	Braskem Netherlands Finance BV
804,000	4.500%, 1/10/2028[j]	742,695
	BWAY Holding Company
475,000	5.500%, 4/15/2024[j]	456,000
	CF Industries, Inc.
800,000	3.450%, 6/1/2023[i]	760,000
	Chemours Company
460,000	5.375%, 5/15/2027	427,800
	First Quantum Minerals, Ltd.
320,000	7.500%, 4/1/2025[j]	285,600
	Georgia-Pacific, LLC
135,000	2.539%, 11/15/2019[j]	133,977
	Glencore Funding, LLC
152,000	4.125%, 5/30/2023[j]	150,184
200,000	4.000%, 3/27/2027[j]	183,936
	International Paper Company
390,000	4.350%, 8/15/2048	334,492
	Kinross Gold Corporation
304,000	5.950%, 3/15/2024	310,840
460,000	4.500%, 7/15/2027	411,700
	Novelis Corporation
175,000	5.875%, 9/30/2026[j]	164,937
	Olin Corporation
560,000	5.125%, 9/15/2027[i]	521,500
	Peabody Securities Finance Corporation
465,000	6.375%, 3/31/2025[j]	465,000
	Platform Specialty Products Corporation
350,000	5.875%, 12/1/2025[j]	331,625
	Sherwin-Williams Company
353,000	3.125%, 6/1/2024	335,000
	Steel Dynamics, Inc.
385,000	5.000%, 12/15/2026	376,338

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Basic Materials (0.5%) - continued
	Syngenta Finance NV
$475,000	3.933%, 4/23/2021[j]	$472,611
	Teck Resources, Ltd.
674,000	6.125%, 10/1/2035	682,425
	United States Steel Corporation
550,000	6.250%, 3/15/2026	518,375
	Vale Overseas, Ltd.
215,000	4.375%, 1/11/2022	216,204
225,000	6.250%, 8/10/2026	240,188
275,000	6.875%, 11/21/2036	305,330
230,000	6.875%, 11/10/2039	258,175
	Westlake Chemical Corporation
304,000	3.600%, 8/15/2026	281,269
	WestRock Company
370,000	3.750%, 3/15/2025[j]	356,100

	Total	11,192,362

Capital Goods (0.6%)
	AECOM
590,000	5.875%, 10/15/2024	600,325
	Ardagh Packaging Finance plc
480,000	6.000%, 2/15/2025[j]	450,000
	Ashtead Capital, Inc.
435,000	4.125%, 8/15/2025[j]	403,463
	Boeing Company
375,000	3.850%, 11/1/2048	347,018
	Bombardier, Inc.
580,000	7.500%, 3/15/2025[j]	579,826
	Building Materials Corporation of America
460,000	6.000%, 10/15/2025[j]	452,525
	Cemex SAB de CV
510,000	6.125%, 5/5/2025[j]	506,175
	Cintas Corporation No. 2
230,000	3.700%, 4/1/2027	221,830
	CNH Industrial Capital, LLC
336,000	4.875%, 4/1/2021	343,274
	CNH Industrial NV
420,000	3.850%, 11/15/2027	388,102
	Covanta Holding Corporation
500,000	6.000%, 1/1/2027	482,500
	Crown Americas Capital Corporation IV
325,000	4.500%, 1/15/2023	318,500
	Crown Cork & Seal Company, Inc.
450,000	7.375%, 12/15/2026	481,500
	H&E Equipment Services, Inc.
275,000	5.625%, 9/1/2025	261,938
	Huntington Ingalls Industries, Inc.
510,000	3.483%, 12/1/2027	472,250
	L3 Technologies, Inc.
507,000	3.950%, 5/28/2024	499,349
	Lockheed Martin Corporation
105,000	2.500%, 11/23/2020	103,105
312,000	3.600%, 3/1/2035	282,230
304,000	4.500%, 5/15/2036	306,765
78,000	6.150%, 9/1/2036	91,917
	Northrop Grumman Corporation
550,000	3.850%, 4/15/2045	480,429
	Owens-Brockway Glass Container, Inc.
675,000	5.000%, 1/15/2022[j]	666,563
	Republic Services, Inc.
235,000	2.900%, 7/1/2026	217,028
	Reynolds Group Issuer, Inc.
570,000	5.125%, 7/15/2023[j]	557,888
	Rockwell Collins, Inc.
580,000	2.800%, 3/15/2022	562,212
	Roper Technologies, Inc.
228,000	2.800%, 12/15/2021	222,020
130,000	3.650%, 9/15/2023	128,841
192,000	4.200%, 9/15/2028	188,466
	Siemens Financieringsmaatschappij NV
636,000	4.200%, 3/16/2047[j]	612,783
	Standard Industries, Inc.
195,000	5.500%, 2/15/2023[j]	191,100
	Textron, Inc.
250,000	7.250%, 10/1/2019	258,475
510,000	3.375%, 3/1/2028	464,063
	United Rentals North America, Inc.
435,000	5.500%, 7/15/2025	423,853
	United Technologies Corporation
700,000	4.450%, 11/16/2038	676,140
390,000	4.050%, 5/4/2047	341,405

	Total	13,583,858

Collateralized Mortgage Obligations (1.0%)
	Ajax Mortgage Loan Trust
1,150,000	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,j	1,148,106
	Alternative Loan Trust
189,661	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	161,273
	Angel Oak Mortgage Trust I, LLC
121,417	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	121,513
2,449,486	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,j]	2,444,603
	Bayview Opportunity Master Fund Trust
625,293	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,j	618,452
	CHL Mortgage Pass-Through Trust
2,910,447	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	2,480,286
	CIM Trust
1,954,646	5.000%, 12/25/2057, Ser. 2018-R3, Class A1*,b	2,022,664
	Citigroup Mortgage Loan Trust, Inc.
254,093	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	253,311
	COLT Mortgage Loan Trust
585,604	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,j	581,651
	Countrywide Alternative Loan Trust
264,100	4.025%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	231,586
306,954	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	252,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Collateralized Mortgage Obligations (1.0%) - continued
$158,526	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	$150,748
836,528	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	698,363
844,273	7.000%, 10/25/2037, Ser. 2007-24, Class A10	525,104
	Countrywide Home Loans, Inc.
295,100	5.750%, 4/25/2037, Ser. 2007-3, Class A27	237,215
	Credit Suisse Mortgage Trust
1,395,376	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,j]	1,393,555
	Deutsche Alt-A Securities Mortgage Loan Trust
204,949	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	185,457
	Federal Home Loan Mortgage Corporation
941,214	4.000%, 7/15/2031, Ser. 4104, Class KIl	110,247
666,550	3.000%, 2/15/2033, Ser. 4170, Class IGl	73,980
	Federal National Mortgage Association
1,289,667	3.500%, 1/25/2033, Ser. 2012-150, Class YIl	164,634
	Impac Secured Assets Trust
1,118,610	2.521%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	939,974
	J.P. Morgan Mortgage Trust
137,465	4.154%, 6/25/2036, Ser. 2006-A4, Class 1A2[b]	131,237
64,932	4.225%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	56,651
633,608	2.661%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	345,679
800,919	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	467,889
	MASTR Alternative Loans Trust
220,918	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	222,924
424,897	2.731%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	208,366
	Merrill Lynch Alternative Note Asset Trust
217,510	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	170,884
	Mill City Mortgage Loan Trust
1,088,422	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,j]	1,080,291
	MortgageIT Trust
1,807,333	2.481%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	1,604,770
	Preston Ridge Partners Mortgage Trust, LLC
972,459	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,k	961,464
	Pretium Mortgage Credit Partners, LLC
525,222	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[j,k]	519,525
	Towd Point Mortgage Trust
508,506	2.887%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,j]	507,939
	Verus Securitization Trust
421,390	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,b	417,834
619,583	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	604,570
	WaMu Mortgage Pass Through Certificates
64,022	3.867%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	61,888
254,256	3.876%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	246,213

	Total	22,403,330

Commercial Mortgage-Backed Securities (0.9%)
	BANK 2018-BNK13
1,600,000	4.217%, 8/15/2061, Ser. 2018-BN13, Class A5	1,618,079
	Benchmark 2018-B5 Mortgage Trust
1,775,000	4.208%, 7/15/2051, Ser. 2018-B5, Class A4	1,796,489
	CSAIL Commercial Mortgage Trust
1,300,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	1,272,705
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
700,000	3.900%, 4/25/2028, Ser. K076, Class A2[m]	707,899
	Federal National Mortgage Association - ACES
800,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[b]	735,411
1,225,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[b]	1,151,659
1,600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	1,512,517
1,350,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[b]	1,272,938
	Federal National Mortgage Association Grantor Trust
1,573,252	2.898%, 6/25/2027, Ser. 2017-T1, Class Am	1,464,752
	GS Mortgage Securities Trust
850,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	855,258
1,200,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	1,194,853
1,400,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	1,348,438
	Morgan Stanley Bank of America Merrill Lynch Trust
700,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	679,751

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Commercial Mortgage-Backed Securities (0.9%) - continued
	Morgan Stanley Capital I, Inc.
$1,950,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	$1,965,906
	UBS Commercial Mortgage Trust
1,069,888	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	1,066,118
1,350,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	1,364,690
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	492,100
	WFRBS Commercial Mortgage Trust
830,301	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	811,203

	Total	21,310,766

Communications Services (1.1%)
	21st Century Fox America, Inc.
325,000	6.900%, 3/1/2019	329,323
720,000	6.400%, 12/15/2035	877,363
	AMC Networks, Inc.
440,000	5.000%, 4/1/2024	420,838
	America Movil SAB de CV
252,000	5.000%, 10/16/2019	255,780
	American Tower Corporation
380,000	3.300%, 2/15/2021	376,831
	AT&T, Inc.
164,000	5.875%, 10/1/2019	167,957
90,000	3.316%, (LIBOR 3M + 0.930%), 6/30/2020[b]	90,803
235,000	3.800%, 3/1/2024	230,659
244,000	4.100%, 2/15/2028[j]	232,220
235,000	4.300%, 2/15/2030[j]	220,840
315,000	5.250%, 3/1/2037	301,311
300,000	4.900%, 8/15/2037[j]	275,173
228,000	6.350%, 3/15/2040	241,358
285,000	5.550%, 8/15/2041	275,154
152,000	4.750%, 5/15/2046	131,945
540,000	5.450%, 3/1/2047	512,244
	British Sky Broadcasting Group plc
315,000	3.125%, 11/26/2022[j]	307,835
	CCO Holdings, LLC
600,000	5.875%, 4/1/2024[j]	605,250
	CCOH Safari, LLC
200,000	5.750%, 2/15/2026[j]	198,000
	CenturyLink, Inc.
465,000	6.450%, 6/15/2021	475,462
	Charter Communications Operating, LLC
149,000	6.834%, 10/23/2055	154,355
300,000	4.500%, 2/1/2024	300,362
430,000	4.200%, 3/15/2028	402,873
1,075,000	6.484%, 10/23/2045	1,098,716
	Clear Channel Worldwide Holdings, Inc.
570,000	6.500%, 11/15/2022	578,664
	Comcast Corporation
575,000	4.950%, 10/15/2058	563,321
370,000	4.049%, 11/1/2052	315,962
250,000	2.750%, 3/1/2023	241,024
130,000	3.038%, (LIBOR 3M + 0.630%), 4/15/2024[b]	129,271
355,000	3.950%, 10/15/2025	354,006
575,000	4.250%, 10/15/2030	567,993
630,000	4.400%, 8/15/2035	598,874
410,000	4.750%, 3/1/2044	400,710
250,000	4.600%, 8/15/2045	239,003
	Cox Communications, Inc.
420,000	3.350%, 9/15/2026[j]	386,416
156,000	4.600%, 8/15/2047[j]	138,868
	Crown Castle International Corporation
358,000	3.400%, 2/15/2021	355,751
514,000	5.250%, 1/15/2023	536,066
312,000	3.200%, 9/1/2024	294,682
	CSC Holdings, LLC
65,000	5.500%, 4/15/2027[j]	62,400
	Digicel, Ltd.
775,000	6.000%, 4/15/2021*,i	703,312
	Discovery Communications, LLC
390,000	4.900%, 3/11/2026	394,456
640,000	5.000%, 9/20/2037	597,178
	Gray Television, Inc.
475,000	5.875%, 7/15/2026[j]	455,853
	Intelsat Jackson Holdings SA
295,000	8.500%, 10/15/2024[j]	289,837
	Level 3 Communications, Inc.
595,000	5.375%, 1/15/2024	589,050
	Level 3 Financing, Inc.
205,000	5.375%, 5/1/2025	200,131
	Moody’s Corporation
209,000	2.750%, 12/15/2021	203,869
	Neptune Finco Corporation
499,000	10.875%, 10/15/2025[j]	575,721
	Netflix, Inc.
590,000	4.875%, 4/15/2028[j]	541,325
	Nexstar Escrow Corporation
221,000	5.625%, 8/1/2024[j]	211,055
	Omnicom Group, Inc.
156,000	3.600%, 4/15/2026	146,708
	SES Global Americas Holdings GP
175,000	2.500%, 3/25/2019[j]	174,511
	Sprint Communications, Inc.
390,000	6.000%, 11/15/2022	393,656
	Sprint Corporation
305,000	7.625%, 2/15/2025	316,819
	Telecom Italia SPA
450,000	5.303%, 5/30/2024[j]	424,125
	Telefonica Emisiones SAU
470,000	4.665%, 3/6/2038	421,315
	Time Warner Entertainment Company, LP
379,000	8.375%, 3/15/2023	436,842
	Verizon Communications, Inc.
480,000	3.500%, 11/1/2021	480,135
684,000	5.150%, 9/15/2023	725,877
298,000	3.376%, 2/15/2025	287,737
170,000	3.414%, (LIBOR 3M + 1.100%), 5/15/2025[b]	170,876
242,000	4.272%, 1/15/2036	222,346
624,000	4.862%, 8/21/2046	597,061
543,000	4.522%, 9/15/2048	492,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Communications Services (1.1%) - continued
	Viacom, Inc.
$160,000	4.250%, 9/1/2023	$159,767
338,000	6.875%, 4/30/2036	373,244
228,000	5.850%, 9/1/2043	227,610
	Virgin Media Secured Finance plc
465,000	5.250%, 1/15/2026[j]	433,613
	Windstream Services, LLC
420,000	8.625%, 10/31/2025[j]	392,700

	Total	25,884,899

Consumer Cyclical (0.8%)
	Amazon.com, Inc.
195,000	3.150%, 8/22/2027	183,671
390,000	3.875%, 8/22/2037	367,252
234,000	4.050%, 8/22/2047	219,197
	American Honda Finance Corporation
330,000	2.000%, 2/14/2020	325,336
	Aptiv plc
380,000	3.150%, 11/19/2020	375,740
	Cinemark USA, Inc.
775,000	4.875%, 6/1/2023	756,594
	D.R. Horton, Inc.
365,000	2.550%, 12/1/2020	356,479
	Daimler Finance North America, LLC
304,000	3.140%, (LIBOR 3M + 0.620%), 10/30/2019[b,j]	305,192
425,000	2.891%, (LIBOR 3M + 0.550%), 5/4/2021[b,j]	425,204
	Delphi Jersey Holdings plc
580,000	5.000%, 10/1/2025[j]	523,450
	Ford Motor Credit Company, LLC
300,000	2.943%, 1/8/2019	299,937
285,000	2.262%, 3/28/2019	284,025
152,000	2.459%, 3/27/2020	148,918
114,000	3.200%, 1/15/2021	111,249
115,000	3.656%, (LIBOR 3M + 1.270%), 3/28/2022[b]	113,600
600,000	2.979%, 8/3/2022	562,815
	General Motors Company
560,000	3.227%, (LIBOR 3M + 0.900%), 9/10/2021[b]	559,190
700,000	5.000%, 10/1/2028	669,803
	General Motors Financial Company, Inc.
125,000	3.366%, (LIBOR 3M + 0.930%), 4/13/2020[b]	125,578
228,000	3.700%, 11/24/2020	227,564
152,000	4.200%, 3/1/2021	152,736
460,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	459,968
400,000	3.150%, 6/30/2022	383,975
152,000	3.950%, 4/13/2024	146,050
360,000	4.300%, 7/13/2025	344,333
	Home Depot, Inc.
375,000	5.400%, 9/15/2040	421,687
228,000	4.250%, 4/1/2046	219,232
390,000	3.900%, 6/15/2047	354,836
	Hyundai Capital America
374,000	2.550%, 4/3/2020[j]	367,185
228,000	3.000%, 10/30/2020[j]	224,395
	Jaguar Land Rover Automotive plc
230,000	4.125%, 12/15/2018[j]	229,770
270,000	5.625%, 2/1/2023[j]	257,175
	KB Home
358,000	4.750%, 5/15/2019	359,181
	L Brands, Inc.
270,000	5.625%, 2/15/2022	274,050
	Landry’s, Inc.
480,000	6.750%, 10/15/2024[j]	478,800
	Lear Corporation
325,000	5.250%, 1/15/2025	332,933
	Lennar Corporation
350,000	4.125%, 1/15/2022	341,705
620,000	4.875%, 12/15/2023	605,275
350,000	4.500%, 4/30/2024	334,469
	Live Nation Entertainment, Inc.
325,000	5.375%, 6/15/2022[j]	327,438
295,000	5.625%, 3/15/2026[i,j]	295,000
	Macy’s Retail Holdings, Inc.
580,000	2.875%, 2/15/2023[i]	541,707
	Mastercard, Inc.
550,000	3.950%, 2/26/2048	519,381
	McDonald’s Corporation
225,000	2.750%, 12/9/2020	222,507
304,000	2.625%, 1/15/2022	295,677
470,000	4.450%, 3/1/2047	439,522
	MGM Resorts International
590,000	6.000%, 3/15/2023	598,850
	Navistar International Corporation
555,000	6.625%, 11/1/2025[j]	566,100
	New Red Finance, Inc.
485,000	4.250%, 5/15/2024[i,j]	454,688
	Nissan Motor Acceptance Corporation
252,000	2.150%, 9/28/2020[j]	245,774
	Prime Security Services Borrower, LLC
515,000	9.250%, 5/15/2023[j]	544,201
	Scientific Games International, Inc.
540,000	5.000%, 10/15/2025[j]	502,200
	Six Flags Entertainment Corporation
490,000	4.875%, 7/31/2024[j]	463,050
	Toll Brothers Finance Corporation
132,000	4.000%, 12/31/2018	131,670
	VOC Escrow, Ltd.
545,000	5.000%, 2/15/2028[j]	512,300

	Total	19,888,614

Consumer Non-Cyclical (1.5%)
	Abbott Laboratories
390,000	2.900%, 11/30/2021	383,019
133,000	3.400%, 11/30/2023	131,575
133,000	3.750%, 11/30/2026	130,958
643,000	4.750%, 11/30/2036	653,601
320,000	4.900%, 11/30/2046	330,055
	AbbVie, Inc.
575,000	2.500%, 5/14/2020	567,485
390,000	3.600%, 5/14/2025	372,127
175,000	4.700%, 5/14/2045	158,211
	Altria Group, Inc.
152,000	2.850%, 8/9/2022	147,725
190,000	2.625%, 9/16/2026	170,794

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Consumer Non-Cyclical (1.5%) - continued
	Amgen, Inc.
$468,000	2.200%, 5/11/2020	$460,737
152,000	2.700%, 5/1/2022	147,345
150,000	3.125%, 5/1/2025	141,948
	Anheuser-Busch InBev Finance, Inc.
165,000	3.603%, (LIBOR 3M + 1.260%), 2/1/2021[b]	168,513
800,000	3.650%, 2/1/2026	759,264
608,000	4.700%, 2/1/2036	579,794
	Anheuser-Busch InBev Worldwide, Inc.
950,000	4.750%, 4/15/2058	841,992
280,000	3.165%, (LIBOR 3M + 0.740%), 1/12/2024[b]	279,846
495,000	4.375%, 4/15/2038	449,430
495,000	4.600%, 4/15/2048	445,649
	BAT Capital Corporation
156,000	2.297%, 8/14/2020[j]	152,652
234,000	3.222%, 8/15/2024[j]	220,838
312,000	4.540%, 8/15/2047[j]	271,668
	Baxalta, Inc.
201,000	4.000%, 6/23/2025	195,924
	Bayer U.S. Finance II, LLC
540,000	4.250%, 12/15/2025[j]	530,499
550,000	4.875%, 6/25/2048[j]	512,824
	Becton, Dickinson and Company
341,000	3.734%, 12/15/2024	330,568
650,000	3.700%, 6/6/2027	610,498
234,000	4.669%, 6/6/2047	219,300
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	113,387
175,000	3.850%, 5/15/2025	172,595
375,000	4.000%, 3/1/2028	366,120
228,000	7.375%, 1/15/2040	292,109
	Bunge, Ltd. Finance Corporation
114,000	3.500%, 11/24/2020	113,755
	Celgene Corporation
630,000	2.875%, 8/15/2020	623,378
	Church & Dwight Company, Inc.
80,000	2.450%, 12/15/2019	79,425
	Clorox Company
505,000	3.100%, 10/1/2027	467,846
	Conagra Brands, Inc.
300,000	3.800%, 10/22/2021	300,696
380,000	4.300%, 5/1/2024	380,584
	Constellation Brands, Inc.
360,000	3.600%, 2/15/2028	332,195
	CVS Caremark Corporation
75,000	4.000%, 12/5/2023	74,583
	CVS Health Corporation
90,000	3.350%, 3/9/2021	89,605
180,000	3.700%, 3/9/2023	177,842
465,000	4.100%, 3/25/2025	459,589
935,000	4.875%, 7/20/2035	908,971
910,000	4.780%, 3/25/2038	871,739
540,000	5.050%, 3/25/2048	526,415
	EMD Finance, LLC
344,000	2.950%, 3/19/2022[j]	334,586
	Energizer Holdings, Inc.
540,000	5.500%, 6/15/2025[j]	525,150
	Express Scripts Holding Company
152,000	3.000%, 7/15/2023	145,809
690,000	4.800%, 7/15/2046	648,376
	Forest Laboratories, LLC
83,000	4.875%, 2/15/2021[j]	84,794
	Grupo Bimbo SAB de CV
260,000	4.700%, 11/10/2047[j]	228,085
	Halfmoon Parent, Inc.
90,000	3.326%, (LIBOR 3M + 0.890%), 7/15/2023[b,j]	89,928
490,000	4.125%, 11/15/2025[j]	484,387
605,000	4.800%, 8/15/2038[j]	584,060
	HCA, Inc.
305,000	5.250%, 6/15/2026	310,337
270,000	4.500%, 2/15/2027	262,575
	Imperial Tobacco Finance plc
365,000	2.950%, 7/21/2020[j]	360,294
	JBS USA, LLC
325,000	5.750%, 6/15/2025[j]	314,437
	Kellogg Company
675,000	3.250%, 5/14/2021	670,263
	Kimberly-Clark Corporation
390,000	3.900%, 5/4/2047	361,360
	Kraft Foods Group, Inc.
312,000	5.000%, 6/4/2042	286,296
	Kraft Heinz Foods Company
650,000	3.375%, 6/15/2021	648,022
	Kroger Company
200,000	2.800%, 8/1/2022	193,611
	Laboratory Corporation of America Holdings
90,000	2.625%, 2/1/2020	89,222
	Maple Escrow Subsidiary, Inc.
450,000	3.551%, 5/25/2021[j]	447,903
	Mead Johnson Nutrition Company
152,000	3.000%, 11/15/2020	150,936
	Medtronic, Inc.
1,185,000	4.375%, 3/15/2035	1,179,070
160,000	4.625%, 3/15/2045	161,801
	Merck & Company, Inc.
100,000	2.716%, (LIBOR 3M + 0.375%), 2/10/2020[b]	100,261
70,000	3.700%, 2/10/2045	63,692
	Mondelez International Holdings Netherlands BV
335,000	2.000%, 10/28/2021[j]	318,880
	Mondelez International, Inc.
118,000	2.863%, (LIBOR 3M + 0.520%), 2/1/2019[b]	118,108
	Mylan NV
160,000	5.250%, 6/15/2046	137,788
	Mylan, Inc.
65,000	3.125%, 1/15/2023[j]	61,304
295,000	4.550%, 4/15/2028[j]	273,009
	Nestle Holdings, Inc.
1,000,000	3.900%, 9/24/2038[j]	946,762
	Newell Rubbermaid, Inc.
234,000	5.500%, 4/1/2046	201,696
	PepsiCo, Inc.
300,000	2.850%, 2/24/2026	280,779

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Consumer Non-Cyclical (1.5%) - continued
	Perrigo Finance Unlimited Company
$560,000	4.900%, 12/15/2044	$492,245
	Pilgrim’s Pride Corporation
535,000	5.750%, 3/15/2025[j]	498,887
	Post Holdings, Inc.
475,000	5.500%, 3/1/2025[j]	459,266
	Reynolds American, Inc.
481,000	5.700%, 8/15/2035	493,746
	Roche Holdings, Inc.
228,000	4.000%, 11/28/2044[j]	219,848
	Shire Acquisitions Investments Ireland Designated Activity Company
462,000	2.400%, 9/23/2021	444,013
	Simmons Foods, Inc.
545,000	5.750%, 11/1/2024[i,j]	400,575
	Smithfield Foods, Inc.
365,000	2.700%, 1/31/2020[j]	358,732
275,000	2.650%, 10/3/2021[j]	261,714
	Tenet Healthcare Corporation
600,000	8.125%, 4/1/2022	624,750
	Thermo Fisher Scientific, Inc.
117,000	3.000%, 4/15/2023	112,770
	TreeHouse Foods, Inc.
215,000	4.875%, 3/15/2022	212,312
	Tyson Foods, Inc.
156,000	3.550%, 6/2/2027	145,424
	VRX Escrow Corporation
905,000	6.125%, 4/15/2025[j]	832,328
	Zimmer Biomet Holdings, Inc.
575,000	3.089%, (LIBOR 3M + 0.750%), 3/19/2021[b]	575,301
	Zoetis, Inc.
509,000	4.700%, 2/1/2043	500,147

	Total	34,411,312

Energy (1.3%)
	Alliance Resource Operating Partners, LP
470,000	7.500%, 5/1/2025[j]	487,625
	Anadarko Petroleum Corporation
465,000	4.850%, 3/15/2021	475,081
550,000	5.550%, 3/15/2026	572,271
	Antero Resources Corporation
475,000	5.125%, 12/1/2022	471,734
	BP Capital Markets plc
463,000	3.535%, 11/4/2024	455,895
85,000	3.119%, 5/4/2026	79,991
588,000	3.279%, 9/19/2027	553,706
	Buckeye Partners, LP
226,000	2.650%, 11/15/2018	225,952
	Canadian Natural Resources, Ltd.
310,000	3.450%, 11/15/2021	307,073
150,000	6.250%, 3/15/2038	168,972
	Canadian Oil Sands, Ltd.
210,000	9.400%, 9/1/2021[j]	236,775
	Cenovus Energy, Inc.
320,000	3.800%, 9/15/2023	312,808
	Cheniere Corpus Christi Holdings, LLC
500,000	7.000%, 6/30/2024	540,625
430,000	5.875%, 3/31/2025	441,825
	Cheniere Energy Partners, LP
695,000	5.625%, 10/1/2026[j]	684,575
	Chesapeake Energy Corporation
290,000	7.000%, 10/1/2024	283,475
	ConocoPhillips
390,000	6.500%, 2/1/2039	487,474
	Continental Resources, Inc.
320,000	5.000%, 9/15/2022	322,881
550,000	4.375%, 1/15/2028	531,803
	El Paso Pipeline Partners Operating Company, LLC
230,000	4.300%, 5/1/2024	230,504
	Enbridge Energy Partners, LP
400,000	5.875%, 10/15/2025	435,286
	Enbridge, Inc.
300,000	2.900%, 7/15/2022	289,604
	Encana Corporation
70,000	3.900%, 11/15/2021	69,928
	Energy Transfer Equity, LP
325,000	5.500%, 6/1/2027	330,379
	Energy Transfer Operating, LP
125,000	4.200%, 9/15/2023	124,444
570,000	6.000%, 6/15/2048	561,584
	Energy Transfer Partners, LP
215,000	4.900%, 3/15/2035	193,434
175,000	5.150%, 2/1/2043	154,261
	Eni SPA
560,000	4.000%, 9/12/2023[j]	548,144
	EnLink Midstream Partners, LP
155,000	4.150%, 6/1/2025	144,088
115,000	4.850%, 7/15/2026	108,956
	Enterprise Products Operating, LLC
198,000	5.100%, 2/15/2045	196,991
	EQM Midstream Partners LP
550,000	4.750%, 7/15/2023	554,607
	EQT Corporation
160,000	8.125%, 6/1/2019	164,407
175,000	4.875%, 11/15/2021	179,139
454,000	3.900%, 10/1/2027	413,141
	Exxon Mobil Corporation
125,000	4.114%, 3/1/2046	120,572
	Hess Corporation
710,000	3.500%, 7/15/2024	669,419
255,000	6.000%, 1/15/2040	251,164
	Kinder Morgan Energy Partners, LP
230,000	3.500%, 3/1/2021	228,955
380,000	6.500%, 9/1/2039	414,271
	Kinder Morgan, Inc.
440,000	6.500%, 9/15/2020	461,951
	Magellan Midstream Partners, LP
215,000	5.000%, 3/1/2026	224,791
	Marathon Oil Corporation
228,000	2.700%, 6/1/2020	224,908
555,000	6.600%, 10/1/2037	630,064
	Marathon Petroleum Corporation
115,000	3.400%, 12/15/2020	114,959
468,000	4.750%, 12/15/2023[j]	482,123
312,000	6.500%, 3/1/2041	350,103
	MPLX, LP
468,000	4.875%, 6/1/2025	477,157
240,000	4.125%, 3/1/2027	228,995

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Energy (1.3%) - continued
	Nabors Industries, Inc.
$275,000	5.750%, 2/1/2025	$253,821
	Newfield Exploration Company
410,000	5.625%, 7/1/2024	422,300
	ONEOK Partners, LP
270,000	3.800%, 3/15/2020	270,815
	Parsley Energy, LLC
230,000	5.625%, 10/15/2027[j]	226,727
	PBF Holding Company, LLC
410,000	7.250%, 6/15/2025	422,300
	Petrobras Global Finance BV
242,000	8.375%, 5/23/2021	263,986
	Petroleos Mexicanos
299,000	6.000%, 3/5/2020	303,108
78,000	2.378%, 4/15/2025	75,816
205,000	6.750%, 9/21/2047	176,587
	Phillips 66
350,000	3.900%, 3/15/2028	335,307
	Pioneer Natural Resources Company
150,000	4.450%, 1/15/2026	150,907
	Plains All American Pipeline, LP
390,000	5.000%, 2/1/2021	398,009
	Regency Energy Partners, LP
304,000	5.875%, 3/1/2022	320,010
325,000	5.000%, 10/1/2022	334,874
	Sabine Pass Liquefaction, LLC
230,000	6.250%, 3/15/2022	245,067
270,000	5.625%, 4/15/2023	284,264
320,000	5.750%, 5/15/2024	338,918
325,000	5.625%, 3/1/2025	339,321
	Schlumberger Holdings Corporation
540,000	4.000%, 12/21/2025[j]	534,142
	Shell International Finance BV
90,000	2.788%, (LIBOR 3M + 0.450%), 5/11/2020[b]	90,548
	Southwestern Energy Company
545,000	7.500%, 4/1/2026[i]	554,537
	SRC Energy, Inc.
550,000	6.250%, 12/1/2025	512,187
	Suncor Energy, Inc.
210,000	3.600%, 12/1/2024	206,236
	Sunoco, LP
195,000	5.500%, 2/15/2026[j]	185,738
290,000	5.875%, 3/15/2028[j]	270,425
	Tallgrass Energy Partners, LP
820,000	5.500%, 1/15/2028[j]	810,619
	Targa Resources Partners, LP
500,000	5.250%, 5/1/2023	498,750
	Transocean Guardian, Ltd.
550,000	5.875%, 1/15/2024[j]	544,500
	W&T Offshore, Inc.
555,000	9.750%, 11/1/2023[j]	537,074
	Weatherford International, Ltd.
148,000	4.500%, 4/15/2022[i]	111,000
431,000	8.250%, 6/15/2023[i]	329,715
	Western Gas Partners, LP
312,000	4.000%, 7/1/2022	309,360
175,000	4.500%, 3/1/2028	166,602
	Williams Companies, Inc.
420,000	7.500%, 1/15/2031	497,066
	Williams Partners, LP
190,000	4.000%, 11/15/2021	190,935
115,000	3.600%, 3/15/2022	113,199
195,000	4.500%, 11/15/2023	197,742
290,000	3.750%, 6/15/2027	270,049
320,000	6.300%, 4/15/2040	339,894
	Woodside Finance, Ltd.
420,000	3.650%, 3/5/2025[j]	401,197
165,000	3.700%, 3/15/2028[j]	152,632
	WPX Energy, Inc.
390,000	5.750%, 6/1/2026	388,050

	Total	30,593,204

Financials (3.5%)
	ABN AMRO Bank NV
300,000	4.750%, 7/28/2025[j]	297,870
	ACE INA Holdings, Inc.
225,000	4.350%, 11/3/2045	222,043
	AerCap Ireland Capital, Ltd.
150,000	3.750%, 5/15/2019	150,292
152,000	4.625%, 10/30/2020	154,242
390,000	5.000%, 10/1/2021	400,464
152,000	4.625%, 7/1/2022	153,988
275,000	3.500%, 1/15/2025	256,394
	Air Lease Corporation
390,000	3.375%, 1/15/2019	390,099
345,000	2.500%, 3/1/2021	336,342
130,000	3.500%, 1/15/2022	128,544
	Aircastle, Ltd.
650,000	5.000%, 4/1/2023	659,093
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	210,021
400,000	4.125%, 3/30/2020	399,500
	American Express Company
278,000	2.200%, 10/30/2020	271,456
	American Express Credit Corporation
165,000	2.887%, (LIBOR 3M + 0.550%), 3/18/2019[b]	165,228
468,000	1.875%, 5/3/2019	465,458
730,000	2.200%, 3/3/2020	720,341
	American International Group, Inc.
80,000	3.300%, 3/1/2021	79,190
228,000	4.125%, 2/15/2024	226,627
475,000	3.750%, 7/10/2025	453,556
450,000	3.900%, 4/1/2026	428,737
	Anthem, Inc.
390,000	4.625%, 5/15/2042	369,559
	Ares Capital Corporation
750,000	3.875%, 1/15/2020	752,404
	ASP AMC Merger Sub, Inc.
550,000	8.000%, 5/15/2025[j]	412,500
	Avalonbay Communities, Inc.
325,000	3.500%, 11/15/2025	315,095
	Aviation Capital Group, LLC
500,000	2.875%, 1/20/2022[j]	483,295
	Banco Santander SA
600,000	6.375%, 5/19/2019[b,n]	591,750
600,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	601,609

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Financials (3.5%) - continued
	Bank of America Corporation
$140,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	$140,409
200,000	2.369%, 7/21/2021[b]	196,169
241,000	2.328%, 10/1/2021[b]	235,270
450,000	3.499%, 5/17/2022[b]	448,036
285,000	3.300%, 1/11/2023	278,658
320,000	2.881%, 4/24/2023[b]	309,616
312,000	4.000%, 4/1/2024	311,517
900,000	4.000%, 1/22/2025	875,687
420,000	3.093%, 10/1/2025[b]	397,709
230,000	3.500%, 4/19/2026	218,813
468,000	4.183%, 11/25/2027	449,448
325,000	3.824%, 1/20/2028[b]	311,591
389,000	5.875%, 2/7/2042	443,744
	Bank of Montreal
390,000	2.896%, (LIBOR 3M + 0.460%), 4/13/2021[b]	390,886
	Bank of New York Mellon Corporation
380,000	2.500%, 4/15/2021	372,398
	Bank of Nova Scotia
725,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	726,755
325,000	2.700%, 3/7/2022	316,325
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
70,000	2.850%, 9/8/2021[j]	68,492
	Barclays Bank plc
78,000	10.179%, 6/12/2021[j]	88,703
	Barclays plc
210,000	2.750%, 11/8/2019	208,535
555,000	3.250%, 1/12/2021	546,707
315,000	3.650%, 3/16/2025	292,986
	BB&T Corporation
85,000	3.151%, (LIBOR 3M + 0.715%), 1/15/2020[b]	85,526
	BPCE SA
588,000	3.500%, 10/23/2027[j]	528,389
	Capital One Financial Corporation
180,000	2.450%, 4/24/2019	179,604
273,000	2.500%, 5/12/2020	269,113
1,000,000	3.450%, 4/30/2021	995,659
304,000	3.050%, 3/9/2022	296,585
	Capital One NA
400,000	2.350%, 1/31/2020	394,952
	Cboe Global Markets, Inc.
175,000	1.950%, 6/28/2019	173,753
	Cigna Corporation
660,000	3.050%, 10/15/2027	588,838
	CIT Group, Inc.
580,000	5.000%, 8/15/2022	584,350
	Citigroup, Inc.
115,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	115,278
315,000	2.700%, 3/30/2021	308,496
360,000	2.750%, 4/25/2022	347,775
188,000	4.050%, 7/30/2022	188,821
265,000	3.142%, 1/24/2023[b]	258,717
655,000	4.400%, 6/10/2025	648,880
304,000	3.200%, 10/21/2026	278,583
468,000	3.668%, 7/24/2028[b]	438,806
228,000	4.125%, 7/25/2028	216,453
425,000	3.520%, 10/27/2028[b]	393,866
550,000	3.878%, 1/24/2039[b]	488,023
324,000	4.650%, 7/23/2048	313,085
	Citizens Bank NA
325,000	2.200%, 5/26/2020	318,940
	Comerica, Inc.
130,000	3.700%, 7/31/2023	128,802
	Commerzbank AG
390,000	8.125%, 9/19/2023[j]	439,275
	Commonwealth Bank of Australia
228,000	2.250%, 3/10/2020[j]	224,856
540,000	3.034%, (LIBOR 3M + 0.700%), 3/16/2023[b,j]	541,721
	Compass Bank
288,000	2.750%, 9/29/2019	286,704
425,000	3.500%, 6/11/2021	421,508
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
432,000	3.950%, 11/9/2022	427,980
936,000	4.625%, 12/1/2023	944,048
	Credit Agricole SA
140,000	3.236%, (LIBOR 3M + 0.800%), 4/15/2019[b,j]	140,400
500,000	3.375%, 1/10/2022[j]	489,485
	Credit Suisse AG
152,000	5.400%, 1/14/2020	155,278
	Credit Suisse Group AG
420,000	2.997%, 12/14/2023[b,j]	399,357
350,000	7.250%, 9/12/2025[b,j,n]	346,062
350,000	3.869%, 1/12/2029[b,j]	324,274
	Credit Suisse Group Funding, Ltd.
375,000	3.125%, 12/10/2020	370,721
304,000	3.750%, 3/26/2025	291,015
	Deutsche Bank AG
288,000	2.700%, 7/13/2020	281,400
468,000	3.375%, 5/12/2021	455,776
190,000	4.250%, 10/14/2021	188,484
570,000	4.875%, 12/1/2032[b]	485,623
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	96,009
	Digital Realty Trust LP
340,000	3.400%, 10/1/2020	339,311
	Discover Bank
355,000	8.700%, 11/18/2019	372,717
280,000	3.100%, 6/4/2020	277,894
480,000	4.682%, 8/9/2028[b]	474,278
	Duke Realty, LP
70,000	3.875%, 2/15/2021	70,443
210,000	4.375%, 6/15/2022	214,637
	ERP Operating, LP
75,000	3.375%, 6/1/2025	72,476
	European Investment Bank
215,000	1.875%, 3/15/2019	214,448
	Fidelity National Financial, Inc.
500,000	5.500%, 9/1/2022	526,819
	Fifth Third Bancorp
164,000	2.875%, 7/27/2020	162,511
80,000	2.875%, 10/1/2021	78,464
260,000	2.600%, 6/15/2022	249,939
	Five Corners Funding Trust
865,000	4.419%, 11/15/2023[j]	883,477

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Financials (3.5%) - continued
	GE Capital International Funding Company
$1,260,000	4.418%, 11/15/2035	$1,087,441
	Goldman Sachs Group, Inc.
911,000	5.375%, 3/15/2020	935,415
115,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[b]	116,271
550,000	5.375%, 5/10/2020[b,n]	556,187
958,000	5.250%, 7/27/2021	996,227
540,000	2.876%, 10/31/2022[b]	525,226
312,000	2.908%, 6/5/2023[b]	300,586
550,000	3.691%, 6/5/2028[b]	516,277
795,000	4.750%, 10/21/2045	773,518
	Hartford Financial Services Group, Inc.
618,000	5.125%, 4/15/2022	644,814
	HCP, Inc.
380,000	4.000%, 12/1/2022	377,271
140,000	3.400%, 2/1/2025	131,427
	HSBC Holdings plc
575,000	3.400%, 3/8/2021	572,188
300,000	6.875%, 6/1/2021[b,n]	310,875
250,000	2.650%, 1/5/2022	241,755
230,000	3.600%, 5/25/2023	226,572
275,000	3.900%, 5/25/2026	264,256
	HSBC USA, Inc.
480,000	2.350%, 3/5/2020	474,288
	Huntington National Bank
250,000	2.200%, 11/6/2018	249,985
	Icahn Enterprises, LP
205,000	6.750%, 2/1/2024	206,538
275,000	6.375%, 12/15/2025	273,281
	ING Groep NV
245,000	3.150%, 3/29/2022	238,271
525,000	4.100%, 10/2/2023	521,028
	International Lease Finance Corporation
150,000	5.875%, 8/15/2022	157,981
	Intesa Sanpaolo SPA
290,000	3.125%, 7/14/2022[j]	263,450
	Iron Mountain, Inc.
530,000	6.000%, 8/15/2023	542,588
	J.P. Morgan Chase & Company
90,000	2.250%, 1/23/2020	88,934
325,000	3.001%, (LIBOR 3M + 0.680%), 6/1/2021[b]	325,488
180,000	2.295%, 8/15/2021	174,204
400,000	4.500%, 1/24/2022	411,106
350,000	2.972%, 1/15/2023	338,675
228,000	3.200%, 1/25/2023	223,191
385,000	2.700%, 5/18/2023	367,965
165,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	167,905
280,000	3.625%, 5/13/2024	275,702
550,000	3.125%, 1/23/2025	521,543
800,000	3.900%, 7/15/2025	788,963
250,000	3.300%, 4/1/2026	236,125
575,000	4.203%, 7/23/2029[b]	566,366
470,000	3.882%, 7/24/2038[b]	423,699
	J.P. Morgan Chase Bank NA
650,000	3.086%, 4/26/2021[b]	647,517
	KeyBank NA
250,000	2.350%, 3/8/2019	249,589
	KeyCorp
350,000	2.900%, 9/15/2020	346,776
	Kimco Realty Corporation
624,000	3.300%, 2/1/2025	589,589
	Kookmin Bank
250,000	1.625%, 8/1/2019[j]	246,988
	Liberty Mutual Group, Inc.
152,000	4.950%, 5/1/2022[j]	156,491
	Liberty Property, LP
435,000	3.750%, 4/1/2025	419,948
	Lloyds Bank plc
325,000	2.833%, (LIBOR 3M + 0.490%), 5/7/2021[b]	325,422
	Lloyds Banking Group plc
425,000	2.907%, 11/7/2023[b]	403,761
	MassMutual Global Funding
250,000	2.750%, 6/22/2024[j]	238,169
	MetLife, Inc.
290,000	4.050%, 3/1/2045	258,973
	Mitsubishi UFJ Financial Group, Inc.
450,000	2.190%, 9/13/2021	432,964
525,000	3.455%, 3/2/2023	517,668
390,000	3.287%, 7/25/2027	364,536
	Morgan Stanley
152,000	5.550%, 7/15/2020[b,n]	153,520
640,000	2.500%, 4/21/2021	623,598
380,000	2.625%, 11/17/2021	368,570
130,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	131,463
351,000	2.750%, 5/19/2022	339,320
180,000	4.875%, 11/1/2022	185,215
355,000	3.125%, 1/23/2023	343,557
300,000	4.000%, 7/23/2025	294,639
450,000	4.350%, 9/8/2026	438,273
468,000	3.591%, 7/22/2028[b]	438,380
420,000	3.772%, 1/24/2029[b]	398,059
	MPT Operating Partnership, LP
440,000	6.375%, 3/1/2024	455,400
	Nasdaq, Inc.
180,000	3.850%, 6/30/2026	172,360
	National City Corporation
438,000	6.875%, 5/15/2019	447,054
	New York Life Global Funding
234,000	2.300%, 6/10/2022[j]	224,323
	Park Aerospace Holdings, Ltd.
540,000	5.500%, 2/15/2024[j]	534,735
	Prudential Financial, Inc.
80,000	2.350%, 8/15/2019	79,576
	Quicken Loans, Inc.
725,000	5.750%, 5/1/2025[j]	698,719
	Realty Income Corporation
320,000	4.125%, 10/15/2026	317,496
	Regency Centers, LP
550,000	4.125%, 3/15/2028	534,997
	Regions Financial Corporation
112,000	3.200%, 2/8/2021	111,031
	Reinsurance Group of America, Inc.
459,000	5.000%, 6/1/2021	474,806
	Reliance Standard Life Global Funding II
110,000	2.500%, 4/24/2019[j]	109,768

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Financials (3.5%) - continued
	Royal Bank of Scotland Group plc
$390,000	8.625%, 8/15/2021[b,n]	$409,988
300,000	3.875%, 9/12/2023	288,625
550,000	5.125%, 5/28/2024	544,500
	Santander UK Group Holdings plc
266,000	2.875%, 10/16/2020	262,107
	Simon Property Group, LP
85,000	2.500%, 9/1/2020	83,812
320,000	2.750%, 2/1/2023	308,326
304,000	4.250%, 11/30/2046	285,309
	SITE Centers Corporation
330,000	4.625%, 7/15/2022	335,744
	Skandinaviska Enskilda Banken AB
175,000	2.375%, 3/25/2019[j]	174,547
	Societe Generale SA
234,000	4.750%, 11/24/2025[j]	229,277
	Standard Chartered plc
551,000	2.100%, 8/19/2019[j]	546,369
	State Street Corporation
129,000	3.222%, (LIBOR 3M + 0.900%), 8/18/2020[b]	130,604
	Sumitomo Mitsui Financial Group, Inc.
295,000	2.784%, 7/12/2022	285,152
255,000	3.102%, 1/17/2023	248,204
228,000	3.010%, 10/19/2026	209,373
	Sumitomo Mitsui Trust Bank, Ltd.
420,000	1.950%, 9/19/2019[j]	415,673
	SunTrust Banks, Inc.
310,000	2.250%, 1/31/2020	306,338
	Svenska Handelsbanken AB
180,000	2.824%, (LIBOR 3M + 0.490%), 6/17/2019[b]	180,387
	Synchrony Financial
546,000	3.000%, 8/15/2019	543,767
75,000	3.578%, (LIBOR 3M + 1.230%), 2/3/2020[b]	75,457
85,000	4.250%, 8/15/2024	80,730
675,000	3.950%, 12/1/2027	595,184
	Toronto-Dominion Bank
115,000	3.262%, (LIBOR 3M + 0.930%), 12/14/2020[b]	116,647
	UBS Group Funding Jersey, Ltd.
228,000	4.125%, 9/24/2025[j]	224,332
	UBS Group Funding Switzerland AG
300,000	3.491%, 5/23/2023[j]	293,055
	UnitedHealth Group, Inc.
50,000	3.350%, 7/15/2022	49,643
420,000	2.950%, 10/15/2027	388,104
685,000	4.625%, 7/15/2035	704,891
	USB Realty Corporation
80,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,j,n]	71,800
	Ventas Realty, LP
340,000	3.100%, 1/15/2023	329,376
445,000	4.000%, 3/1/2028	425,274
	Voya Financial, Inc.
576,000	3.125%, 7/15/2024	542,449
	Wells Fargo & Company
115,000	3.200%, (LIBOR 3M + 0.680%), 1/30/2020[b]	115,545
305,000	2.550%, 12/7/2020	298,828
355,000	2.625%, 7/22/2022	340,905
340,000	3.069%, 1/24/2023	329,331
304,000	3.450%, 2/13/2023	296,930
285,000	3.000%, 2/19/2025	266,682
325,000	3.000%, 4/22/2026	299,553
304,000	3.000%, 10/23/2026	278,297
550,000	4.900%, 11/17/2045	533,704
	Welltower, Inc.
130,000	3.950%, 9/1/2023	129,694
578,000	4.000%, 6/1/2025	563,791
	ZB NA
575,000	3.500%, 8/27/2021	572,037

	Total	80,710,008

Foreign Government (<0.1%)
	Export-Import Bank of Korea
115,000	2.250%, 1/21/2020	113,673
	Kommunalbanken AS
190,000	1.500%, 10/22/2019[j]	187,511

	Total	301,184

Mortgage-Backed Securities (8.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
20,012,500	4.000%, 11/1/2048[d]	20,019,436
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
949,099	3.000%, 3/15/2045, Ser. 4741, Class GA	926,946
	Federal National Mortgage Association
1,300,000	3.640%, 6/1/2028	1,279,640
350,000	3.710%, 7/1/2028	344,711
	Federal National Mortgage Association Conventional 15-yr. Pass Through
13,337,500	3.500%, 11/1/2033[d]	13,326,299
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
93,119	4.281%, (LIBOR 12M + 1.550%), 7/1/2043[b]	96,007
280,464	4.288%, (LIBOR 12M + 1.540%), 7/1/2043[b]	289,019
105,143	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[b]	108,357
54,850,000	3.500%, 11/1/2048[d]	53,395,192
51,180,000	4.000%, 11/1/2048[d]	51,179,785
51,964,000	4.500%, 11/1/2048[d]	53,203,222
5,475,000	5.000%, 11/1/2048[d]	5,713,248

	Total	199,881,862

Technology (0.8%)
	Amphenol Corporation
90,000	2.550%, 1/30/2019	89,923
	Apple, Inc.
90,000	2.638%, (LIBOR 3M + 0.300%), 5/6/2020[b]	90,357
195,000	3.000%, 2/9/2024	189,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Technology (0.8%) - continued
$312,000	3.200%, 5/11/2027	$296,663
430,000	3.000%, 6/20/2027	402,446
670,000	3.000%, 11/13/2027	625,528
410,000	4.500%, 2/23/2036	425,937
228,000	4.650%, 2/23/2046	235,203
380,000	4.250%, 2/9/2047	369,238
570,000	3.750%, 9/12/2047	511,256
	Applied Materials, Inc.
160,000	3.300%, 4/1/2027	150,982
	Avnet, Inc.
225,000	3.750%, 12/1/2021	224,433
	Baidu, Inc.
370,000	3.000%, 6/30/2020	366,655
	Broadcom Corporation
143,000	3.875%, 1/15/2027	131,137
755,000	3.500%, 1/15/2028	664,685
	CDK Global, Inc.
265,000	4.875%, 6/1/2027	248,106
	Cisco Systems, Inc.
120,000	2.821%, (LIBOR 3M + 0.500%), 3/1/2019[b]	120,182
	CommScope Technologies Finance, LLC
500,000	6.000%, 6/15/2025[j]	486,250
	Diamond 1 Finance Corporation
190,000	3.480%, 6/1/2019[j]	190,237
650,000	4.420%, 6/15/2021[j]	655,414
390,000	5.450%, 6/15/2023[j]	403,931
560,000	6.020%, 6/15/2026[j]	580,683
	Equinix, Inc.
540,000	5.750%, 1/1/2025	550,125
	Fidelity National Information Services, Inc.
173,000	3.625%, 10/15/2020	173,339
	Harland Clarke Holdings Corporation
520,000	8.375%, 8/15/2022[j]	469,300
	Hewlett Packard Enterprise Company
550,000	3.059%, (LIBOR 3M + 0.720%), 10/5/2021[b]	550,237
130,000	3.500%, 10/5/2021	129,629
172,000	4.400%, 10/15/2022	175,335
	Intel Corporation
205,000	3.700%, 7/29/2025	204,493
351,000	4.100%, 5/19/2046	334,028
	Marvell Technology Group, Ltd.
335,000	4.200%, 6/22/2023	331,201
450,000	4.875%, 6/22/2028	441,467
	Microsoft Corporation
475,000	4.750%, 11/3/2055	512,353
475,000	4.200%, 11/3/2035	481,612
1,360,000	3.700%, 8/8/2046	1,251,373
380,000	4.250%, 2/6/2047	382,126
	NetApp, Inc.
265,000	2.000%, 9/27/2019	262,361
	NXP BV
395,000	3.875%, 9/1/2022[j]	381,175
	Oracle Corporation
312,000	2.400%, 9/15/2023	294,935
780,000	2.950%, 5/15/2025	739,895
420,000	3.850%, 7/15/2036	387,311
	Seagate HDD Cayman
280,000	4.750%, 1/1/2025	256,245
	Sensata Technologies UK Financing Company plc
325,000	6.250%, 2/15/2026[j]	330,688
	Texas Instruments, Inc.
540,000	4.150%, 5/15/2048	517,855
	Tyco Electronics Group SA
78,000	3.450%, 8/1/2024	76,038
156,000	3.125%, 8/15/2027	143,010
	VMware, Inc.
65,000	2.950%, 8/21/2022	62,303
	Western Digital Corporation
835,000	4.750%, 2/15/2026	771,331

	Total	17,668,323

Transportation (0.1%)
	Air Canada Pass Through Trust
62,231	3.875%, 3/15/2023[j]	60,909
	American Airlines Pass Through Trust
302,940	3.375%, 5/1/2027	290,647
	Avis Budget Car Rental, LLC
305,000	6.375%, 4/1/2024[i,j]	291,275
	Burlington Northern Santa Fe, LLC
235,000	5.750%, 5/1/2040	270,436
740,000	5.050%, 3/1/2041	782,020
260,000	4.450%, 3/15/2043	255,501
	CSX Corporation
126,000	3.700%, 11/1/2023	125,778
	Delta Air Lines, Inc.
175,000	2.875%, 3/13/2020	173,374
40,741	4.950%, 11/23/2020	40,902
	ERAC USA Finance, LLC
84,000	2.800%, 11/1/2018[j]	84,000
	J.B. Hunt Transport Services, Inc.
75,000	3.300%, 8/15/2022	74,108
	United Continental Holdings, Inc.
545,000	4.250%, 10/1/2022	534,781
	XPO Logistics, Inc.
334,000	6.500%, 6/15/2022[j]	342,350

	Total	3,326,081

U.S. Government and Agencies (7.8%)
	Federal National Mortgage Association - ACES
2,225,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	2,176,434
	U.S. Treasury Bonds
3,005,000	2.250%, 11/15/2027	2,796,176
22,500,000	2.875%, 5/15/2028	22,000,781
550,000	5.250%, 11/15/2028	648,248
1,175,000	4.375%, 5/15/2040	1,361,898
560,000	3.000%, 5/15/2042	526,006
14,321,000	2.500%, 5/15/2046	12,029,081
3,000,000	2.750%, 8/15/2047	2,646,680
1,017,000	2.750%, 11/15/2047	896,589
	U.S. Treasury Bonds, TIPS
10,268,184	0.125%, 1/15/2023	9,882,267
7,097,908	0.375%, 1/15/2027	6,681,091
6,081,425	0.375%, 7/15/2027	5,722,954
	U.S. Treasury Notes
13,530,000	1.500%, 10/31/2019	13,367,217
10,845,000	1.750%, 11/30/2019	10,731,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
U.S. Government and Agencies (7.8%) - continued
$420,000	2.250%, 3/31/2020	$416,702
21,500,000	1.375%, 9/30/2020	20,907,070
220,000	1.875%, 12/15/2020	215,462
1,500,000	1.375%, 5/31/2021	1,442,930
4,773,000	1.125%, 8/31/2021	4,540,503
11,250,000	1.875%, 7/31/2022	10,818,457
32,440,000	2.000%, 11/30/2022	31,238,706
5,270,000	2.500%, 3/31/2023	5,167,276
304,000	1.375%, 9/30/2023	281,711
6,640,000	2.125%, 7/31/2024	6,325,119
2,900,000	2.250%, 11/15/2024	2,773,805
4,000,000	2.125%, 11/30/2024	3,797,656

	Total	179,392,285

Utilities (0.9%)
	American Electric Power Company, Inc.
479,000	2.950%, 12/15/2022	466,377
	Appalachian Power Company
155,000	3.300%, 6/1/2027	145,756
	Arizona Public Service Company
100,000	2.200%, 1/15/2020	98,841
	Atmos Energy Corporation
175,000	3.000%, 6/15/2027	163,588
	Berkshire Hathaway Energy Company
105,000	2.400%, 2/1/2020	103,963
265,000	4.500%, 2/1/2045	256,856
	Calpine Corporation
270,000	5.375%, 1/15/2023	255,825
	CenterPoint Energy, Inc.
130,000	3.850%, 2/1/2024	129,912
355,000	4.250%, 11/1/2028	351,572
	CMS Energy Corporation
228,000	2.950%, 2/15/2027	207,648
	Commonwealth Edison Company
290,000	3.700%, 3/1/2045	256,656
130,000	4.350%, 11/15/2045	126,995
	Consolidated Edison, Inc.
156,000	2.000%, 5/15/2021	150,485
114,000	4.500%, 12/1/2045	113,656
	Consumers Energy Company
475,000	4.350%, 4/15/2049[d]	471,845
	Dominion Energy, Inc.
300,000	2.962%, 7/1/2019	298,735
312,000	2.579%, 7/1/2020	307,226
	Dominion Gas Holdings, LLC
480,000	2.500%, 12/15/2019	476,261
	DTE Electric Company
215,000	3.700%, 3/15/2045	192,421
245,000	3.700%, 6/1/2046	217,556
	DTE Energy Company
40,000	2.400%, 12/1/2019	39,587
	Duke Energy Carolinas, LLC
585,000	3.700%, 12/1/2047	512,581
	Duke Energy Corporation
304,000	3.750%, 9/1/2046	257,958
	Duke Energy Florida, LLC
210,000	3.200%, 1/15/2027	199,606
	Duke Energy Indiana, LLC
310,000	3.750%, 5/15/2046	274,358
	Dynegy, Inc.
395,000	7.375%, 11/1/2022	409,813
	Edison International
300,000	2.950%, 3/15/2023	285,381
	Emera U.S. Finance, LP
235,000	2.150%, 6/15/2019	233,328
	Energy Transfer Operating, LP
550,000	5.200%, 2/1/2022	568,593
	Eversource Energy
400,000	2.500%, 3/15/2021	392,469
	Exelon Corporation
165,000	5.100%, 6/15/2045	169,413
234,000	4.450%, 4/15/2046	220,092
	Exelon Generation Company, LLC
247,000	5.200%, 10/1/2019	251,387
265,000	2.950%, 1/15/2020	263,316
	FirstEnergy Corporation
100,000	2.850%, 7/15/2022	96,381
605,000	4.850%, 7/15/2047	590,013
	ITC Holdings Corporation
84,000	4.050%, 7/1/2023	83,529
152,000	5.300%, 7/1/2043	164,320
	MidAmerican Energy Holdings Company
468,000	6.500%, 9/15/2037	564,696
	Mississippi Power Company
310,000	3.031%, (LIBOR 3M + 0.650%), 3/27/2020[b]	310,032
310,000	3.950%, 3/30/2028	300,439
	Monongahela Power Company
210,000	5.400%, 12/15/2043[j]	236,650
	National Rural Utilities Cooperative Finance Corporation
300,000	2.300%, 11/1/2020	293,713
250,000	3.900%, 11/1/2028	248,953
	NextEra Energy Capital Holdings, Inc.
195,000	2.300%, 4/1/2019	194,574
	NextEra Energy Partners, LP
545,000	4.250%, 9/15/2024[j]	517,750
	NiSource Finance Corporation
156,000	3.490%, 5/15/2027	146,477
435,000	5.650%, 2/1/2045	469,808
	NRG Energy, Inc.
250,000	7.250%, 5/15/2026	265,625
	Oncor Electric Delivery Company, LLC
624,000	3.750%, 4/1/2045	565,987
	Pacific Gas and Electric Company
390,000	3.300%, 3/15/2027	350,440
365,000	3.300%, 12/1/2027	325,046
365,000	3.950%, 12/1/2047	294,624
	PPL Capital Funding, Inc.
105,000	3.500%, 12/1/2022	103,665
156,000	3.400%, 6/1/2023	152,898
365,000	5.000%, 3/15/2044	367,301
	PPL Electric Utilities Corporation
234,000	3.950%, 6/1/2047	216,835
	Public Service Electric & Gas Company
390,000	3.000%, 5/15/2027	366,599
	San Diego Gas and Electric Company
540,000	4.150%, 5/15/2048	509,641

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (30.5%)	Value
Utilities (0.9%) - continued
	Sempra Energy
$95,000	2.400%, 3/15/2020	$93,762
	South Carolina Electric & Gas Company
685,000	5.100%, 6/1/2065	658,432
	Southern California Edison Company
320,000	4.000%, 4/1/2047	291,696
350,000	4.125%, 3/1/2048	324,472
	Southern Company
315,000	2.950%, 7/1/2023	300,789
424,000	3.250%, 7/1/2026	393,197
300,000	4.400%, 7/1/2046	275,127
	Southern Company Gas Capital Corporation
390,000	4.400%, 5/30/2047	357,587
	Southwestern Electric Power Company
110,000	3.900%, 4/1/2045	96,579
	TerraForm Power Operating, LLC
570,000	5.000%, 1/31/2028[j]	509,438

	Total	19,907,131

	Total Long-Term Fixed Income (cost $721,972,910)	705,448,646

Shares	Common Stock (18.8%)	Value
Communications Services (0.7%)
1,841	Alphabet, Inc., Class Ah	2,007,758
1,423	Alphabet, Inc., Class Ch	1,532,244
29,382	AT&T, Inc.	901,440
1,011	Carsales.com, Ltd.	8,763
5,946	CBS Corporation	341,003
29,810	Comcast Corporation	1,136,953
9,668	DISH Network Corporation[h]	297,194
10,085	Facebook, Inc.[h]	1,530,802
2,450	Hemisphere Media Group, Inc.[h]	33,001
4,586	IAC/InterActiveCorporation[h]	901,562
457	Ipsos SA	12,169
75,811	ITV plc	143,910
42,345	KCOM Group plc	49,849
16,119	Liberty Media Corporation - Liberty SiriusXM[h]	665,231
3,819	Liberty SiriusXM Group[h]	157,496
17,108	Liberty Tripadvisor Holdings, Inc.[h]	246,697
1,128	Lions Gate Entertainment Corporation	20,067
3,586	Mediaset Espana Comunicacion SA	24,384
1,751	Netflix, Inc.[h]	528,417
69,765	News Corporation, Class A	920,200
29,485	News Corporation, Class B	393,330
3,300	NTT DOCOMO, Inc.	81,836
40,452	ORBCOMM, Inc.[h]	385,508
1,869	ProSiebenSat.1 Media AG	43,158
64	RTL Group SA	4,108
5,835	Seven West Media, Ltd.[h]	3,234
12,536	Telenor ASA	229,852
4,500	TV Asahi Holdings Corporation	84,010
11,950	Twitter, Inc.[h]	415,263
32,502	Verizon Communications, Inc.	1,855,539
1,077	Wolters Kluwer NV	61,103

	Total	15,016,081

Consumer Discretionary (1.8%)
2,103	Amazon.com, Inc.[h]	3,360,615
11,775	American Axle & Manufacturing Holdings, Inc.[h]	178,627
500	AOKI Holdings, Inc.	6,586
400	Aoyama Trading Company, Ltd.	12,101
3,182	Aptiv plc	244,378
4,338	Ascent Capital Group, Inc.[h]	4,164
900	Autobacs Seven Company, Ltd.	14,485
700	Benesse Holdings, Inc.	19,522
706	Berkeley Group Holdings plc	31,553
304	Booking Holdings, Inc.[h]	569,872
16,640	BorgWarner, Inc.	655,782
8,100	Bridgestone Corporation	312,330
17,368	Bright Horizons Family Solutions, Inc.[h]	1,995,757
8,390	Bunzl plc	247,504
11,210	Burlington Stores, Inc.[h]	1,922,403
2,427	Century Casinos, Inc.[h]	15,144
34,035	Chico’s FAS, Inc.	261,048
8,207	Children’s Place, Inc.	1,226,126
1,630	Chipotle Mexican Grill, Inc.[h]	750,338
700	Chiyoda Company, Ltd.	13,494
304	Cie Generale des Etablissements Michelin	31,122
25,192	Core-Mark Holding Company, Inc.	967,625
16,593	Crocs, Inc.[h]	340,820
10,462	CSS Industries, Inc.	137,471
9,545	Culp, Inc.	220,967
1,100	DCM Holdings Company, Ltd.	10,696
1,200	Denso Corporation	53,527
18,614	Dollar Tree, Inc.[h]	1,569,160
19,893	Duluth Holdings, Inc.[h,i]	611,312
3,409	Emerald Expositions Events, Inc.	49,840
7,655	Expedia Group, Inc.	960,167
65,274	Extended Stay America, Inc.	1,062,661
7,779	Five Below, Inc.[h]	885,406
125	Genuine Parts Company	12,240
10,106	G-III Apparel Group, Ltd.[h]	402,825
13,682	Habit Restaurants, Inc.[h]	173,761
16,331	Harley-Davidson, Inc.	624,171
3,424	Haverty Furniture Companies, Inc.	69,439
10,309	Home Depot, Inc.	1,813,147
10,300	Honda Motor Company, Ltd.	294,019
3,569	Inchcape plc	24,650
12,168	International Speedway Corporation	456,422
5,378	Las Vegas Sands Corporation	274,439
1,596	Laureate Education, Inc.[h]	23,764
1,717	Liberty Latin America, Ltd.[h]	30,872
11,514	LKQ Corporation[h]	313,987
15,560	Lowe’s Companies, Inc.	1,481,623
1,600	Lululemon Athletica, Inc.[h]	225,168
4,077	Magna International, Inc.	200,751
2,882	McDonald’s Corporation	509,826
8,760	Michaels Companies, Inc.[h]	138,846
21,471	Modine Manufacturing Company[h]	279,338
811	Next plc	53,877
3,900	NHK Spring Company, Ltd.	33,394
10,183	NIKE, Inc.	764,132
37,600	Nissan Motor Company, Ltd.	342,076
21,700	Norwegian Cruise Line Holdings, Ltd.[h]	956,319
26,257	Nutrisystem, Inc.	933,699
1,368	O’Reilly Automotive, Inc.[h]	438,786
6,771	Oxford Industries, Inc.	602,484
4,516	Peugeot SA	107,348
21,707	Planet Fitness, Inc.[h]	1,065,597

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (18.8%)	Value
Consumer Discretionary (1.8%) - continued
2,465	Playa Hotels and Resorts NVh	$21,174
500	Plenus Company, Ltd.[i]	8,002
7,290	Polaris Industries, Inc.	648,664
5,127	PVH Corporation	619,290
2,050	RHh,i	237,206
11,897	Ross Stores, Inc.	1,177,803
1,400	Sangetsu Company, Ltd.	26,927
1,600	Sankyo Company, Ltd.	61,089
21,200	Sekisui House, Ltd.	311,153
900	SHIMAMURA Company, Ltd.	75,703
17,910	Six Flags Entertainment Corporation	964,633
554	SmartCentres Real Estate Investment Trust	12,659
1,037	Stamps.com, Inc.[h]	209,650
2,900	Sumitomo Rubber Industries, Ltd.	41,600
2,256	Super Retail Group, Ltd.	11,569
200	Takara Standard Company, Ltd.	3,088
7,250	Tapestry, Inc.	306,748
26,388	Toll Brothers, Inc.	888,220
23,755	Tower International, Inc.	705,286
5,400	Toyoda Gosei Company, Ltd.	116,465
3,369	Ulta Beauty, Inc.[h]	924,858
4,450	Vail Resorts, Inc.	1,118,374
3,477	VF Corporation	288,174
7,296	Wingstop, Inc.	456,876
4,539	Zumiez, Inc.[h]	105,577

	Total	40,730,391

Consumer Staples (0.5%)
4,939	Altria Group, Inc.	321,232
21,114	Archer-Daniels-Midland Company	997,636
900	Arcs Company, Ltd.	21,748
7,791	Casey’s General Stores, Inc.	982,523
23,425	Cott Corporation	352,312
12,400	CVS Health Corporation	897,636
2,843	e.l.f. Beauty, Inc.[h,i]	30,164
6,368	Empire Company, Ltd.	115,852
1,094	ForFarmers BV	12,321
262	Glanbia plc	4,648
34,627	Hain Celestial Group, Inc.[h]	861,520
7,061	Imperial Brands plc	239,175
3,530	Inter Parfums, Inc.	208,235
16,900	Japan Tobacco, Inc.	434,251
2,475	John B. Sanfilippo & Son, Inc.	156,073
2,660	Kimberly-Clark Corporation	277,438
6,497	Koninklijke Ahold Delhaize NV	148,719
8,600	Kroger Company	255,936
282	Loblaw Companies, Ltd.	14,104
1,891	MGP Ingredients, Inc.	134,582
200	Ministop Company, Ltd.	3,693
8,140	Molson Coors Brewing Company	520,960
9,933	Monster Beverage Corporation[h]	524,959
200	NH Foods, Ltd.	6,897
22,194	PepsiCo, Inc.	2,494,162
2,693	Seneca Foods Corporation[h]	85,180
8,083	SpartanNash Company	144,281
400	Sugi Holdings Company, Ltd.	18,314
18,671	SunOpta, Inc.[h]	138,539
2,630	Swedish Match AB	133,969
6,417	Turning Point Brands, Inc.	263,739
4,652	Unilever NV	249,974
6,892	Unilever plc	365,067
7,348	Wal-Mart Stores, Inc.	736,857
4,789	Wesfarmers, Ltd.	158,601

	Total	12,311,297

Energy (0.8%)
26,102	Abraxas Petroleum Corporation[h]	48,028
11,684	Anadarko Petroleum Corporation	621,589
118,231	Archrock, Inc.	1,213,050
2,272	California Resources Corporation[h]	71,204
59,800	Callon Petroleum Company[h]	596,206
13,673	Chevron Corporation	1,526,590
9,152	Comstock Resources, Inc.[h]	66,352
4,196	Concho Resources, Inc.[h]	583,622
1,943	Contura Energy, Inc.[h,i]	141,742
19,999	Denbury Resources, Inc.[h]	68,997
5,347	Diamondback Energy, Inc.	600,789
567	Eni SPA	10,070
5,714	EQT Corporation	194,105
8,610	Era Group, Inc.[h]	97,465
2,152	Evolution Petroleum Corporation	22,166
17,902	Exterran Corporation[h]	373,973
25,883	Exxon Mobil Corporation	2,062,357
40,065	Forum Energy Technologies, Inc.[h]	358,982
173	Gaztransport Et Technigaz SA	12,786
157,879	Gran Tierra Energy, Inc.[h]	481,531
13,450	Halliburton Company	466,446
20,369	Helix Energy Solutions Group, Inc.[h]	173,544
1,610	Keane Group, Inc.[h]	20,238
72,570	Marathon Oil Corporation	1,378,104
6,873	Marathon Petroleum Corporation	484,203
7,199	Nabors Industries, Ltd.	35,779
18,844	Newpark Resources, Inc.[h]	154,709
20,460	Nine Energy Service, Inc.[h]	757,634
27,964	Northern Oil and Gas, Inc.[h]	82,214
2,128	OMV AG	118,173
7,763	ONEOK, Inc.	509,253
8,989	Pacific Drilling, Inc. Rights[e,h]	93,605
9,578	Parsley Energy, Inc.[h]	224,317
64,557	Patterson-UTI Energy, Inc.	1,074,228
2,067	Petrofac, Ltd.	15,200
3,740	Phillips 66	384,547
14,380	Pioneer Energy Services Corporation[h]	42,709
3,978	Pioneer Natural Resources Company	585,840
514	Royal Dutch Shell plc, Class A	16,375
11,610	Royal Dutch Shell plc, Class B	378,636
13,415	SM Energy Company	326,521
15,616	Talos Energy, Inc.[h]	406,953
32,171	TechnipFMC plc	846,097
25,321	Teekay Tankers, Ltd.[i]	28,106
1,809	Total SAi	106,143
54,526	Transocean, Ltd.[h,i]	600,331
31,065	Unit Corporation[h]	718,533
74,730	Weatherford International plc[h,i]	100,886
14,195	WPX Energy, Inc.[h]	227,688

	Total	19,508,616

Financials (3.6%)
1,057	Aareal Bank AG	39,322
4,629	Affiliated Managers Group, Inc.	526,132
10,760	Aflac, Inc.	463,433
3,203	AG Mortgage Investment Trust, Inc.	55,412
1,099	Aircastle, Ltd.	21,354
77	Allianz SE	16,041
15,082	Allstate Corporation	1,443,649
9,950	Ally Financial, Inc.	252,829
6,321	American Express Company	649,356

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (18.8%)	Value
Financials (3.6%) - continued
33,619	American Financial Group, Inc.	$3,362,909
6,050	American International Group, Inc.	249,804
6,345	Ameris Bancorp	272,137
153	Anima Holding SPA[j]	640
10,473	Arch Capital Group, Ltd.[h]	297,119
4,119	Argo Group International Holdings, Ltd.	253,772
9,440	Arthur J. Gallagher & Company	698,654
19,651	Assured Guaranty, Ltd.	785,647
759	ASX, Ltd.	31,879
9,228	Australia and New Zealand Banking Group, Ltd.	169,857
7,587	Axos Financial, Inc.[h]	230,341
6,319	Banca Monte dei Paschi di Siena SPA[h,i]	10,374
406	BancFirst Corporation	23,296
8,414	BancorpSouth Bank	241,482
89,198	Bank of America Corporation	2,452,945
911	Bank of Marin Bancorp	77,426
609	Bank of New York Mellon Corporation	28,824
9,616	BankFinancial Corporation	135,778
3,728	Bankinter SA	30,543
6,812	Berkshire Hathaway, Inc.[h]	1,398,367
3,072	BGC Partners, Inc.	32,532
14,700	Blackstone Group, LP	475,692
1,716	BOK Financial Corporation	147,113
38,465	Boston Private Financial Holdings, Inc.	519,277
93,934	BrightSphere Investment Group	1,070,848
46,958	Brown & Brown, Inc.	1,323,276
19,022	CaixaBank SA	76,976
18,925	Capital One Financial Corporation	1,690,002
28,763	Cathay General Bancorp	1,083,502
29,723	Central Pacific Financial Corporation	803,710
3,760	Cherry Hill Mortgage Investment Corporation	67,342
3,400	Chubb, Ltd.	424,694
8,435	CI Financial Corporation	124,752
6,391	Cincinnati Financial Corporation	502,588
59,278	Citigroup, Inc.	3,880,338
5,692	CNP Assurances	126,860
6,393	Comerica, Inc.	521,413
13,177	Community Trust Bancorp, Inc.	599,685
9,467	Descartes Systems Group, Inc.[h]	289,596
12,023	Direct Line Insurance Group plc	50,524
23,239	Discover Financial Services	1,619,061
11,278	DnB ASA	203,753
53,553	Dynex Capital, Inc.	310,072
41,684	E*TRADE Financial Corporation	2,060,023
32,523	East West Bancorp, Inc.	1,705,506
4,148	Ellington Residential Mortgage REIT	43,803
17,553	Employers Holdings, Inc.	806,736
25,117	Enterprise Financial Services Corporation	1,091,334
11,179	Essent Group, Ltd.[h]	440,676
2,224	Euronext NVj	136,847
3,096	FBL Financial Group, Inc.	213,562
32,606	Fifth Third Bancorp	880,036
9,799	Financial Institutions, Inc.	279,761
7,003	Finecobank Banca Fineco SPA	73,192
17,055	First American Financial Corporation	756,048
14,050	First Busey Corporation	392,276
13,360	First Commonwealth Financial Corporation	180,360
20,388	First Defiance Financial Corporation	554,961
5,193	First Financial Corporation	238,151
110,800	First Hawaiian, Inc.	2,745,624
15,007	First Interstate BancSystem, Inc.	622,190
864	First Merchants Corporation	35,951
486	First Mid-Illinois Bancshares, Inc.	18,118
4,285	First Midwest Bancorp, Inc.	98,384
2,665	First of Long Island Corporation	53,860
2,975	First Republic Bank	270,695
22,461	FlexiGroup, Ltd.	24,476
2,075	Genworth MI Canada, Inc.	68,108
5,857	Goldman Sachs Group, Inc.	1,319,992
14,979	Great Southern Bancorp, Inc.	811,113
18,701	Hamilton Lane, Inc.	717,744
8,852	Hancock Whitney Corporation	371,430
3,523	Hanmi Financial Corporation	73,913
1,416	Hannover Rueckversicherung SE	190,424
3,484	Hanover Insurance Group, Inc.	388,048
35,437	Hartford Financial Services Group, Inc.	1,609,549
1,193	Heartland Financial USA, Inc.	63,396
34,373	Heritage Commerce Corporation	498,752
12,368	Hometrust Bancshares, Inc.[h]	337,152
4,124	Horace Mann Educators Corporation	161,991
17,949	Horizon Bancorp, Inc.	300,825
4,230	Houlihan Lokey, Inc.	174,191
74,697	Huntington Bancshares, Inc.	1,070,408
3,808	IBERIABANK Corporation	283,658
16,163	Independent Bank Corporation	357,687
3,346	Interactive Brokers Group, Inc.	165,326
23,217	Intercontinental Exchange, Inc.	1,788,638
3,266	Invesco, Ltd.	70,905
35,033	Investment Technology Group, Inc.	962,707
7,811	J.P. Morgan Chase & Company	851,555
49,712	Jefferies Financial Group, Inc.	1,067,317
4,051	Kemper Corporation	304,595
147,084	KeyCorp	2,671,045
5,378	Ladder Capital Corporation	90,566
6,815	Lakeland Bancorp, Inc.	112,243
28,493	Loews Corporation	1,326,634
350	Markel Corporation[h]	382,634
2,627	MarketAxess Holdings, Inc.	550,803
1,500	Matsui Securities Company, Ltd.	15,288
121,204	Medibank Private, Ltd.	240,319
1,692	Mercantile Bank Corporation	53,738
55,308	Meridian Bancorp, Inc.	876,079
9,450	MetLife, Inc.	389,245
19,747	MidWestOne Financial Group, Inc.	568,911
9,814	Morgan Stanley	448,107
1,757	National Bank Holdings Corporation	59,316
2,440	National Bank of Canada	110,763
136	National Western Life Group, Inc.	36,622
721	NBT Bancorp, Inc.	26,309
8,475	Old Second Bancorp, Inc.	120,514
6,988	PacWest Bancorp	283,853
671	Paragon Banking Group plc	3,647
1,019	Pargesa Holding SA	74,805
309	Park National Corporation	28,243
12,161	PCSB Financial Corporation	227,654
3,627	Peapack-Gladstone Financial Corporation	97,893
2,356	Peoples Bancorp, Inc.	80,646
2,834	Primerica, Inc.	311,003
1,083	Principal Financial Group, Inc.	50,977
48,058	Provident Financial Services, Inc.	1,172,615
3,100	Prudential Financial, Inc.	290,718
9,809	QCR Holdings, Inc.	357,342
10,500	Radian Group, Inc.	201,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (18.8%)	Value
Financials (3.6%) - continued
1,835	Raymond James Financial, Inc.	$140,726
23,507	Sandy Spring Bancorp, Inc.	835,674
25,296	Santander Consumer USA Holdings Inc.	474,300
22,461	Seacoast Banking Corporation of Florida[h]	590,949
800	Senshu Ikeda Holdings, Inc.	2,458
62,026	SLM Corporation[h]	628,944
3,795	State Auto Financial Corporation	120,643
5,875	State Street Corporation	403,906
10,056	Stifel Financial Corporation	459,760
776	Sun Life Financial, Inc.	28,418
6,013	SVB Financial Group[h]	1,426,464
41,119	Synovus Financial Corporation	1,544,430
3,672	Territorial Bancorp, Inc.	100,025
395	Topdanmark AS	18,776
10,336	TriCo Bancshares	372,303
66,599	TrustCo Bank Corporation	498,826
9,220	U.S. Bancorp	481,929
5,286	United Community Banks, Inc.	131,463
29,787	United Financial Bancorp, Inc.	460,209
1,826	United Fire Group, Inc.	98,294
791	Univest Corporation of Pennsylvania	19,743
8,461	Unum Group	306,796
5,996	Washington Trust Bancorp, Inc.	307,895
12,781	Wells Fargo & Company	680,333
2,933	Western Alliance Bancorp[h]	141,488
18,981	Wintrust Financial Corporation	1,445,213
28,509	WSFS Financial Corporation	1,212,488
37,980	Zions Bancorporations NA	1,786,959

	Total	83,874,361

Health Care (2.5%)
629	ABIOMED, Inc.[h]	214,615
6,546	Aerie Pharmaceuticals, Inc.[h]	348,116
2,850	Aetna, Inc.	565,440
7,335	AmerisourceBergen Corporation	645,480
9,374	Amgen, Inc.	1,807,213
878	Amplifon SPA	15,553
6,600	Ardelyx, Inc.[h]	18,150
3,425	Arena Pharmaceuticals, Inc.[h]	122,136
24,098	Asterias Biotherapeutics, Inc.[h,i]	27,231
419	Atrion Corporation	285,833
11,985	Baxter International, Inc.	749,182
1,684	Becton, Dickinson and Company	388,162
3,313	Biogen, Inc.[h]	1,008,047
15,821	BioMarin Pharmaceutical, Inc.[h]	1,458,222
1,190	Bio-Techne Corporation	199,587
2,380	Bruker Corporation	74,565
4,049	Cardinal Health, Inc.	204,879
8,612	Cardiovascular Systems, Inc.[h]	241,567
21,546	Catalent, Inc.[h]	869,166
7,363	Charles River Laboratories International, Inc.[h]	896,961
6,281	Concert Pharmaceuticals, Inc.[h]	93,713
13,818	Danaher Corporation	1,373,509
10,190	Dexcom, Inc.[h]	1,352,926
4,528	Edwards Lifesciences Corporation[h]	668,333
9,980	Epizyme, Inc.[h]	80,339
12,246	Evolent Health, Inc.[h]	271,861
7,040	Express Scripts Holding Company[h]	682,669
30,261	GenMark Diagnostics, Inc.[h]	161,291
1,372	Genomic Health, Inc.[h]	98,386
11,130	Gilead Sciences, Inc.	758,843
17,111	GlaxoSmithKline plc	331,402
9,900	GlaxoSmithKline plc ADR	386,694
32,078	Halozyme Therapeutics, Inc.[h]	498,171
1,133	Heska Corporation[h]	113,549
12,331	Hill-Rom Holdings, Inc.	1,036,791
822	Illumina, Inc.[h]	255,765
7,195	Immunomedics, Inc.[h]	162,103
3,278	Inogen, Inc.[h]	621,410
9,957	Intersect ENT, Inc.[h]	279,393
2,769	Intra-Cellular Therapies, Inc.[h]	47,018
756	Intuitive Surgical, Inc.[h]	394,012
5,650	Jazz Pharmaceuticals, Inc.[h]	897,333
20,792	Johnson & Johnson	2,910,672
1,100	KYORIN Holdings, Inc.	24,023
12,517	LHC Group, Inc.[h]	1,144,429
117	LNA Sante	6,187
4,372	Magellan Health Services, Inc.[h]	284,442
5,955	Medpace Holdings, Inc.[h]	310,256
29,340	Medtronic plc	2,635,319
20,900	Merck & Company, Inc.	1,538,449
8,314	Merit Medical Systems, Inc.[h]	474,896
600	Miraca Holdings, Inc.	14,606
18,287	Mylan NVh	571,469
10,822	Myriad Genetics, Inc.[h]	487,315
13,000	Natera, Inc.[h]	285,480
7,080	National Healthcare Corporation	563,072
7,464	Neurocrine Biosciences, Inc.[h]	799,768
10,029	Nevro Corporation[h]	489,014
4,643	Novartis AG	406,599
10,258	Novo Nordisk AS	443,008
8,597	Novocure, Ltd.[h]	284,905
14,565	NuVasive, Inc.[h]	818,116
6,864	Omnicell, Inc.[h]	485,285
40,325	Optinose, Inc.[h,i]	426,639
3,167	PerkinElmer, Inc.	273,882
7,910	Perrigo Company plc	556,073
70,058	Pfizer, Inc.	3,016,697
5,320	Ra Medical Systems, Inc.[h]	56,924
1,610	Roche Holding AG	391,813
2,899	Sage Therapeutics, Inc.[h]	373,043
6,804	Syneos Health, Inc.[h]	310,467
20,864	Tactile Systems Technology, Inc.[h]	1,366,175
7,796	Teleflex, Inc.	1,876,809
9,055	Thermo Fisher Scientific, Inc.	2,115,701
14,729	UnitedHealth Group, Inc.	3,849,424
10,820	Universal Health Services, Inc.	1,315,279
8,375	Valeant Pharmaceuticals International, Inc.[h]	191,620
13,987	Veeva Systems, Inc.[h]	1,277,712
8,406	Vertex Pharmaceuticals, Inc.[h]	1,424,481
1,410	West Pharmaceutical Services, Inc.	149,347
33,570	Wright Medical Group NVh	905,719
15,101	Zoetis, Inc.	1,361,355

	Total	56,922,086

Industrials (2.8%)
19,660	Acco Brands Corporation	158,656
4,520	ACS Actividades de Construccion y Servicios, SAh	169,234
1,375	Acuity Brands, Inc.	172,755
12,073	Advanced Disposal Services, Inc.[h]	327,058
9,328	AECOM[h]	271,818
9,857	Aegion Corporation[h]	190,832
14,407	Aerojet Rocketdyne Holdings, Inc.[h]	508,855
6,241	AGCO Corporation	349,746
22,727	AMETEK, Inc.	1,524,527
6,802	ASGN, Inc.[h]	456,278
7,504	Atlas Copco AB, Class A	185,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (18.8%)	Value
Industrials (2.8%) - continued
6,639	Atlas Copco AB, Class B	$152,055
7,778	AZZ, Inc.	344,954
3,971	Boeing Company	1,409,149
2,749	Brady Corporation	110,757
3,025	Brink’s Company	200,618
1,875	BWX Technologies, Inc.	109,612
18,287	Casella Waste Systems, Inc.[h]	595,425
20,511	CBIZ, Inc.[h]	454,934
623	CIA De Distribucion Integral	15,041
15,027	Colfax Corporation[h]	421,207
16,638	Comfort Systems USA, Inc.	889,800
39,841	Costamare, Inc.	211,157
19,254	Crane Company	1,675,868
980	CSW Industrials, Inc.[h]	45,109
17,518	CSX Corporation	1,206,289
296	Cummins, Inc.	40,460
1,280	Curtiss-Wright Corporation	140,109
12,930	Delta Air Lines, Inc.	707,659
6,149	Dycom Industries, Inc.[h]	417,394
28,182	EMCOR Group, Inc.	2,000,358
14,917	Emerson Electric Company	1,012,566
5,409	Encore Wire Corporation	239,078
1,089	Ennis, Inc.	21,083
4,131	ESCO Technologies, Inc.	252,900
29,738	Euronav NV	273,590
17,783	Federal Signal Corporation	391,048
378	Ferguson plc	25,485
7,251	Forrester Research, Inc.	292,070
7,366	Fortune Brands Home and Security, Inc.	330,218
2,967	Franklin Electric Company, Inc.	125,860
6,546	General Dynamics Corporation	1,129,709
3,177	Genesee & Wyoming, Inc.[h]	251,714
2,011	Global Brass and Copper Holdings, Inc.	63,588
100	Glory, Ltd.	2,329
1,724	GMS, Inc.[h]	28,343
5,762	Gorman-Rupp Company	198,789
6,152	Granite Construction, Inc.	281,269
10,302	GWA Group, Ltd.	20,147
14,377	Healthcare Services Group, Inc.[i]	583,562
10,362	Heico Corporation	868,646
3,400	Hino Motors, Ltd.	32,546
1,000	Hitachi Zosen Corporation	3,800
264	Hochtief AG	39,122
20,262	Honeywell International, Inc.	2,934,343
5,720	Hubbell, Inc.	581,724
2,225	Huntington Ingalls Industries, Inc.	486,118
1,386	Hyster-Yale Materials Handling, Inc.	83,784
1,246	ICF International, Inc.	91,755
2,461	Illinois Tool Works, Inc.	313,950
1,300	Inaba Denki Sangyo Company, Ltd.	52,342
15,384	Ingersoll-Rand plc	1,475,941
40,716	Interface, Inc.	663,264
7,033	Jacobs Engineering Group, Inc.	528,108
8,300	JB Hunt Transport Services, Inc.	918,063
3,561	Kadant, Inc.	351,471
21,889	KAR Auction Services, Inc.	1,246,360
19,722	KeyW Holding Corporation[h]	154,423
16,921	Kforce, Inc.	521,505
4,822	Kirby Corporation[h]	346,895
19,918	Korn/Ferry International	899,099
4,980	L3 Technologies, Inc.	943,561
24,359	Lincoln Electric Holdings, Inc.	1,970,887
2,514	Lindsay Corporation	240,389
2,123	Lockheed Martin Corporation	623,844
12,780	Masco Corporation	383,400
7,593	Masonite International Corporation[h]	420,576
12,168	Mercury Systems, Inc.[h]	570,192
26,491	Milacron Holdings Corporation[h]	370,874
1,000	Mitsuboshi Belting, Ltd.	24,567
816	Monadelphous Group, Ltd.	8,350
6,814	Moog, Inc.	487,542
52,670	MRC Global, Inc.[h]	833,766
8,967	Mueller Industries, Inc.	218,346
4,009	National Express Group plc	20,485
43,847	NCI Building Systems, Inc.[h]	537,126
23,296	Nexeo Solutions, Inc.[h]	243,443
3,200	Nitto Kogyo Corporation	55,732
1,629	Nobina ABj	10,870
4,841	Norfolk Southern Corporation	812,465
1,208	Northgate plc	5,818
5,920	Old Dominion Freight Line, Inc.	772,086
412	Orion Group Holdings, Inc.[h]	1,945
5,660	Oshkosh Corporation	317,752
9,286	PageGroup plc	59,523
2,603	Parker Hannifin Corporation	394,693
16,253	Primoris Services Corporation	344,076
5,071	Radiant Logistics, Inc.[h]	27,586
2,420	Raven Industries, Inc.	105,222
9,544	Regal-Beloit Corporation	684,305
7,742	RELX plc	153,193
10,770	RELX plc	212,995
3,377	Resideo Technologies, Inc.[h]	71,086
4,067	Resources Connection, Inc.	66,373
9,515	Ritchie Brothers Auctioneers, Inc.	319,799
286	Rockwool International AS	97,714
4,999	Roper Industries, Inc.	1,414,217
1,255	Rush Enterprises, Inc.	44,414
1,947	Sandvik AB	30,780
856	Schindler Holding AG, Participation Certificate	180,500
1,317	Schneider Electric SE	95,233
11	SGS SA	26,126
400	ShinMaywa Industries, Ltd.	4,925
14,750	SiteOne Landscape Supply, Inc.[h]	1,003,590
8,345	SKF AB	133,788
1,222	Smiths Group plc	21,783
35,175	Southwest Airlines Company	1,727,092
7,090	SP Plus Corporation[h]	226,596
524	Spirax-Sarco Engineering plc	43,282
15,442	SPX Corporation[h]	452,759
6,237	SPX FLOW, Inc.[h]	213,493
7,179	Standex International Corporation	582,360
16,900	Sumitomo Electric Industries, Ltd.	230,475
400	Taikisha, Ltd.	11,287
5,302	Terex Corporation	177,034
1,300	Toppan Forms Company, Ltd.	11,817
6,000	Toppan Printing Company, Ltd.	84,825
100	Toshiba Machine Company, Ltd.	1,894
26,002	TPI Composites, Inc.[h]	656,811
1,966	Transcontinental, Inc.	32,362
1,170	TransDigm Group, Inc.[h]	386,393
1,775	TransUnion	116,706
25,566	TriMas Corporation[h]	752,919
1,000	Tsubakimoto Chain Company	38,396
1,141	UniFirst Corporation	170,351
10,400	United Continental Holdings, Inc.[h]	889,304
3,629	United Parcel Service, Inc.	386,634
7,446	United Rentals, Inc.[h]	894,041
7,900	United Technologies Corporation	981,259
9,022	Univar, Inc.[h]	222,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (18.8%)	Value
Industrials (2.8%) - continued
11,550	Universal Truckload Services, Inc.	$313,814
2,318	Valmont Industries, Inc.	288,151
14,785	Verisk Analytics, Inc.[h]	1,771,834
2,484	Vinci SA	221,073
7,381	WABCO Holdings, Inc.[h]	793,088
11,317	WageWorks, Inc.[h]	450,530
28,547	Waste Connections, Inc.	2,182,133
2,139	Watsco, Inc.	316,957
17,689	Willdan Group, Inc.[h]	534,208
2,369	XPO Logistics, Inc.[h]	211,741
600	Yuasa Trading Company, Ltd.	19,683

	Total	65,339,194

Information Technology (3.9%)
2,858	2U, Inc.[h]	179,797
5,838	Activision Blizzard, Inc.	403,114
1,741	Adobe, Inc.[h]	427,868
45,930	Advanced Micro Devices, Inc.[h]	836,385
36,513	Agilent Technologies, Inc.	2,365,677
15,442	Akamai Technologies, Inc.[h]	1,115,685
2,200	Alliance Data Systems Corporation	453,596
2,685	Amadeus IT Holding SA	216,207
5,356	Ambarella, Inc.[h,i]	186,282
2,433	American Software, Inc.	28,004
37,625	Amphenol Corporation	3,367,438
1,257	ANSYS, Inc.[h]	187,984
19,269	Apple, Inc.	4,217,213
12,416	Applied Materials, Inc.	408,238
2,804	Arista Networks, Inc.[h]	645,901
22,592	Arrow Electronics, Inc.[h]	1,529,704
2,990	Atkore International Group, Inc.[h]	57,587
5,020	Atlassian Corporation plc[h]	381,068
3,392	Autodesk, Inc.[h]	438,416
9,415	Automatic Data Processing, Inc.	1,356,513
2,706	Belden, Inc.	146,259
27,330	Benchmark Electronics, Inc.	596,614
23,466	Blackline, Inc.[h]	1,088,353
46,875	Booz Allen Hamilton Holding Corporation	2,322,188
6,000	Canon, Inc.	170,901
2,291	Capgemini SA	279,741
5,910	CDW Corporation	531,959
5,900	CEVA, Inc.[h]	145,376
5,775	CGI Group, Inc.[h]	356,647
39,221	Ciena Corporation[h]	1,226,048
108,890	Cisco Systems, Inc.	4,981,718
5,843	Cognex Corporation	250,314
1,543	Cognizant Technology Solutions Corporation	106,513
22,167	CoreLogic, Inc.[h]	900,424
887	CSG Systems International, Inc.	31,134
28,439	Dolby Laboratories, Inc.	1,956,888
5,711	Endurance International Group Holdings, Inc.[h]	56,368
3,898	Envestnet, Inc.[h]	202,774
3,450	Euronet Worldwide, Inc.[h]	383,571
50,257	EVERTEC, Inc.	1,310,703
740	ExlService Holdings, Inc.[h]	47,434
1,926	Fidelity National Information Services, Inc.	200,497
17,294	Fiserv, Inc.[h]	1,371,414
87,452	Flextronics International, Ltd.[h]	687,373
28,830	FLIR Systems, Inc.	1,335,117
16,238	Fortinet, Inc.[h]	1,334,439
14,660	Global Payments, Inc.	1,674,612
12,753	Guidewire Software, Inc.[h]	1,134,634
1,571	Halma plc	26,661
53,538	Keysight Technologies, Inc.[h]	3,055,949
12,300	Konica Minolta Holdings, Inc.	121,750
151	Kulicke and Soffa Industries, Inc.	3,070
5,020	Lam Research Corporation	711,485
17,475	M/A-COM Technology Solutions Holdings, Inc.[h,i]	245,873
3,975	ManTech International Corporation	227,688
16,499	MasterCard, Inc.	3,261,357
6,410	Maxim Integrated Products, Inc.	320,628
42,533	Microsoft Corporation	4,542,950
766	MicroStrategy, Inc.[h]	96,493
9,275	MoneyGram International, Inc.[h]	39,326
17,153	Monolithic Power Systems, Inc.	2,026,112
4,827	Monotype Imaging Holdings, Inc.	84,617
13,589	National Instruments Corporation	665,453
1,700	NEC Networks & System Integration Corporation	37,053
12,984	New Relic, Inc.[h]	1,158,822
7,077	Nice, Ltd. ADR[h]	749,737
4,523	Novanta, Inc.[h]	263,284
2,359	NVIDIA Corporation	497,348
51,776	Oracle Corporation	2,528,740
5,760	Palo Alto Networks, Inc.[h]	1,054,310
12,412	PayPal Holdings, Inc.[h]	1,044,966
2,052	Pegasystems, Inc.	109,823
5,881	Plexus Corporation[h]	343,450
14,017	Proofpoint, Inc.[h]	1,274,846
19,525	Q2 Holdings, Inc.[h]	1,039,316
44,609	Quantenna Communications, Inc.[h]	801,178
7,174	Red Hat, Inc.[h]	1,231,345
6,364	Rogers Corporation[h]	783,154
18,717	Rudolph Technologies, Inc.[h]	389,126
600	Ryoyo Electro Corporation	8,604
26,340	SailPoint Technologies Holdings, Inc.[h]	685,894
9,146	Salesforce.com, Inc.[h]	1,255,197
5,795	ScanSource, Inc.[h]	225,310
55,883	Sequans Communications SA ADR[h]	58,677
7,298	ServiceNow, Inc.[h]	1,321,230
9,300	Shinko Electric Industries Company, Ltd.	64,748
2,039	Silicon Laboratories, Inc.[h]	166,240
54	Siltronic AG	4,946
4,495	SS&C Technologies Holdings, Inc.	229,964
29,555	Synopsys, Inc.[h]	2,646,059
5,224	Teradata Corporation[h]	190,154
5,955	Teradyne, Inc.	205,150
18,515	Texas Instruments, Inc.	1,718,747
300	Tokyo Seimitsu Company, Ltd.	7,214
475	Trimble, Inc.[h]	17,756
6,568	Tyler Technologies, Inc.[h]	1,390,183
982	Ultimate Software Group, Inc.[h]	261,831
3,194	Universal Display Corporation[i]	392,894
25,226	Verint Systems, Inc.[h]	1,152,071
1,291	VeriSign, Inc.[h]	184,019
19,226	Virtusa Corporation[h]	953,417
9,351	Visa, Inc.	1,289,035
26,166	Xilinx, Inc.	2,233,791
36,102	Zix Corporation[h]	243,328
11,945	Zuora, Inc.[h]	243,917

	Total	89,518,976

Materials (0.8%)
7,980	Alcoa Corporation[h]	279,220
1,399	Balchem Corporation	131,016
4,600	Ball Corporation	206,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (18.8%)	Value
Materials (0.8%) - continued
4,301	BASF SE	$330,051
12,665	BHP Billiton plc	252,650
7,241	BHP Billiton, Ltd.	167,076
296	Canfor Corporation[h]	4,252
19,572	Celanese Corporation	1,897,310
8,900	CF Industries Holdings, Inc.	427,467
2,714	Coeur Mining, Inc.[h]	12,973
16,314	Continental Building Products, Inc.[h]	453,692
7,300	Daicel Corporation	77,227
5,783	Eastman Chemical Company	453,098
4,582	Evonik Industries AG	141,747
18,780	Ferroglobe Representation & Warranty Insurance Trust[e,h]	2
14,088	Freeport-McMoRan, Inc.	164,125
248	Fuchs Petrolub SE	11,480
3,368	Granges AB	35,607
439	Hexpol AB	4,063
600	Hitachi Chemical Company, Ltd.	9,457
800	Hokuetsu Corporation	3,821
13,324	Innospec, Inc.	891,642
4,468	International Paper Company	202,669
1,400	JSR Corporation	20,864
700	Koppers Holdings, Inc.[h]	18,725
7,500	Kuraray Company, Ltd.	103,016
3,200	Kyoei Steel, Ltd.	57,967
5,300	Martin Marietta Materials, Inc.	907,784
29,692	Mercer International, Inc.	451,615
2,613	Methanex Corporation	169,140
10,573	Minerals Technologies, Inc.	578,872
4,943	Mondi plc	116,402
17,994	Myers Industries, Inc.	285,385
11,739	Newmont Mining Corporation	362,970
3,300	Nippon Kayaku Company, Ltd.	39,274
2,300	Nippon Light Metal Holdings Company, Ltd.	4,850
11,300	Nippon Steel & Sumitomo Metal Corporation	208,442
9,774	Nucor Corporation	577,839
2,335	Olympic Steel, Inc.	44,038
44,890	OMNOVA Solutions, Inc.[h]	331,737
11,925	Owens-Illinois, Inc.[h]	186,865
2,548	Packaging Corporation of America	233,932
25,311	Reliance Steel & Aluminum Company	1,997,544
22	Rio Tinto, Ltd.	1,197
13,200	RPM International, Inc.	807,444
8,969	Ryerson Holding Corporation[h]	82,335
8,878	Sandfire Resources NL	41,978
100	Sanyo Special Steel Company, Ltd.	2,299
16,370	Schweitzer-Mauduit International, Inc.	522,530
4,636	Scotts Miracle-Gro Company	309,407
5,301	Sensient Technologies Corporation	343,823
9,138	Sonoco Products Company	498,752
1,319	SSAB AB, Class A	5,266
7,859	Steel Dynamics, Inc.	311,216
713	Stepan Company	58,887
900	Taiheiyo Cement Corporation	26,484
400	Taiyo Holdings Company, Ltd.	14,292
2,300	Toagosei Company, Ltd.	23,617
12,301	Trinseo SA	662,778
300	Ube Industries, Ltd.	6,535
1,530	United States Lime & Minerals, Inc.	114,765
8,877	UPM-Kymmene Oyj	285,383
8,771	Verso Corporation[h]	246,553
16,837	WestRock Company	723,486
12,035	Worthington Industries, Inc.	504,026
400	Yamato Kogyo Company, Ltd.	10,542

	Total	18,457,581

Real Estate (1.0%)
1,700	Alexandria Real Estate Equities, Inc.	207,791
1,372	Americold Realty Trust	33,957
15,072	Ares Commercial Real Estate Corporation	218,092
59,663	Armada Hoffler Properties, Inc.	893,752
871	Artis Real Estate Investment Trust	7,410
17,216	Ashford Hospitality Trust, Inc.	88,662
4,030	Bluerock Residential Growth REIT, Inc.	38,164
105,717	Brixmor Property Group, Inc.	1,712,615
2,450	Camden Property Trust	221,162
29,072	Catchmark Timber Trust, Inc.	257,287
111,455	Cedar Realty Trust, Inc.	420,185
26,206	Chatham Lodging Trust	511,017
9,987	City Office REIT, Inc.	110,057
11,002	Cousins Properties, Inc.	91,427
2,572	Crown Castle International Corporation	279,679
5,007	CyrusOne, Inc.	266,523
1,600	Daito Trust Construction Company, Ltd.	210,941
1,800	Digital Realty Trust, Inc.	185,868
61,154	Douglas Emmett, Inc.	2,213,163
7,700	Duke Realty Corporation	212,289
37,748	Empire State Realty Trust, Inc.	598,683
13,353	Franklin Street Properties Corporation	92,937
1,951	Gaming and Leisure Properties, Inc.	65,729
4,054	Getty Realty Corporation	108,769
1,592	Gladstone Commercial Corporation	30,232
2,000	Hang Lung Properties, Ltd.	3,625
47,498	Highwoods Properties, Inc.	2,025,315
400	Hitachi High-Technologies Corporation	15,012
14,893	Hospitality Properties Trust	381,559
11,107	Host Hotels & Resorts, Inc.	212,255
109,216	Hudson Pacific Properties, Inc.	3,309,245
19,000	Hysan Development Company, Ltd.	89,104
82,873	Monmouth Real Estate Investment Corporation	1,239,780
27,176	National Storage Affiliates Trust	723,697
6,810	One Liberty Properties, Inc.	176,583
2,932	Outfront Media, Inc.	51,955
14,492	Paramount Group, Inc.	207,091
5,886	Physicians Realty Trust	97,590
1,954	Quebecor, Inc.	38,325
3,075	RE/MAX Holdings, Inc.	114,974
92,589	Retail Properties of America, Inc.	1,136,067
6,000	Road King Infrastructure, Ltd.	9,287
1,843	Saul Centers, Inc.	88,022
7,334	SBA Communications Corporation	1,189,355
119,801	Spirit Realty Capital, Inc.	936,844
1,368	St. Joe Company[h]	20,780
2,000	Swire Pacific, Ltd.	20,777
5,333	Terreno Realty Corporation	199,614
28,793	Urstadt Biddle Properties, Inc.	573,269
57,143	Weyerhaeuser Company	1,521,718
14,000	Wing Tai Holdings, Ltd.	19,512

	Total	23,477,746

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (18.8%)	Value
Utilities (0.4%)
1,744	ALLETE, Inc.	$129,056
496	Alpha Natural Resources Holdings, Inc.[h]	17,360
1,867	ANR, Inc.[h]	65,345
6,650	Artesian Resources Corporation	243,324
75,670	Clearway Energy, Inc., Class A	1,469,511
15,907	Clearway Energy, Inc., Class C	311,936
5,220	Consolidated Water Company, Ltd.	64,206
5,700	Edison International, Inc.	395,523
8,557	Enagas SA	226,875
2,950	Entergy Corporation	247,653
270	IDACORP, Inc.	25,180
25,224	MDU Resources Group, Inc.	629,591
3,573	Middlesex Water Company	160,785
2,708	New Jersey Resources Corporation	122,131
4,794	NorthWestern Corporation	281,695
8,800	Osaka Gas Company, Ltd.	160,917
22,282	PG&E Corporation[h]	1,043,020
4,608	PNM Resources, Inc.	176,993
7,669	Portland General Electric Company	345,719
5,250	Public Service Enterprise Group, Inc.	280,508
1,764	Southwest Gas Holdings, Inc.	136,304
1,256	Spire, Inc.	91,160
47,794	UGI Corporation	2,535,950
814	Unitil Corporation	38,673

	Total	9,199,415

	Total Common Stock (cost $376,321,952)	434,355,744

Shares	Collateral Held for Securities Loaned (0.5%)	Value
10,899,857	Thrivent Cash Management Trust	10,899,857

	Total Collateral Held for Securities Loaned (cost $10,899,857)	10,899,857

Shares or Principal Amount	Short-Term Investments (13.7%)	Value
	Federal Home Loan Bank Discount Notes
5,700,000	2.100%, 11/28/2018[o,p]	5,690,680
2,900,000	2.100%, 11/29/2018[o,p]	2,895,081
700,000	2.110%, 11/30/2018[o,p]	698,771
900,000	2.220%, 12/27/2018[o,p]	896,878
150,000	2.245%, 1/4/2019[o,p]	149,387
9,610,000	2.240%, 1/16/2019[o,p]	9,563,334
	Thrivent Core Short-Term Reserve Fund
29,623,767	2.430%	296,237,666
	U.S. Treasury Bills
260,000	2.116%, 11/29/2018[o]	259,562
300,000	2.161%, 12/27/2018[o,q]	298,970

	Total Short-Term Investments (cost $316,692,175)	316,690,329

	Total Investments (cost $2,246,159,122) 108.9%	$2,518,317,280

	Other Assets and Liabilities, Net (8.9%)	(204,814,433)

	Total Net Assets 100.0%	$2,313,502,847

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	Non-income producing security.
i	All or a portion of the security is on loan.
j

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $64,059,394 or 2.8% of total net assets.

k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
l

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

m	All or a portion of the security is insured or guaranteed.
n	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
q	At October 31, 2018, $99,657 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Fund as of October 31, 2018 was $22,260,167 or 1.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$121,202
Ares CLO, Ltd., 10/17/2030	8/17/2018	1,000,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	179,526
Betony CLO, Ltd., 4/30/2031	6/5/2018	937,300
Buttermilk Park CLO, Ltd., 10/15/2031	8/27/2018	1,750,000
Carlyle Global Market Strategies CLO, Ltd., 7/15/2031	8/24/2018	1,150,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	200,000
CIM Trust, 12/25/2057	4/23/2018	2,028,022
Digicel, Ltd., 4/15/2021	8/18/2014	746,488

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Security	Acquisition Date	Cost
Dryden Senior Loan Fund, 7/18/2030	8/28/2018	$950,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	18,248
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	650,000
Golub Capital Partners, Ltd., 10/20/2028	10/30/2018	889,288
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	769,000
Harley Marine Financing, LLC, 5/15/2043	5/9/2018	2,295,913
Limerock CLO III, LLC, 10/20/2026	1/30/2017	650,000
Madison Park Funding XIV, Ltd., 10/22/2030	10/12/2018	500,000
Magnetite XII, Ltd., 10/15/2031	8/14/2018	650,000
Mountain View CLO, Ltd., 7/15/2031	5/31/2018	475,000
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	851,543
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	180,000
Octagon Investment Partners XVI, Ltd., 7/17/2030	6/15/2018	200,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	675,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	210,000
PPM CLO, Ltd., 7/15/2031	7/2/2018	599,280
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	972,365
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	600,000
Shackleton CLO, Ltd., 7/15/2031	7/12/2018	450,000
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	580,290
Verus Securitization Trust, 1/25/2047	2/16/2017	421,381
Verus Securitization Trust, 7/25/2047	7/24/2017	619,544
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	188,119

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of October 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$5,147,162
Common Stock	5,479,690

Total lending	$10,626,852
Gross amount payable upon return of collateral for securities loaned	$10,899,857

Net amounts due to counterparty	$273,005

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (1.1%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$253,712	5.052%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$253,334
	Big River Steel, LLC, Term Loan
222,750	7.386%, (LIBOR 3M + 5.000%), 8/23/2023[b]	224,977
	Chemours Company, Term Loan
288,550	4.050%, (LIBOR 1M + 1.750%), 4/3/2025[b]	287,289
	CONSOL Energy, Inc., Term Loan
69,475	8.310%, (LIBOR 1M + 6.000%), 11/28/2022[b]	70,981
	Contura Energy, Inc., Term Loan
356,885	7.300%, (LIBOR 2M + 5.000%), 3/17/2024[b]	355,100
485,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[b,c,d]	482,575
	MRC Global (US), Inc., Term Loan
994,987	5.302%, (LIBOR 1M + 3.000%), 9/20/2024[b,e]	994,987
	Peabody Energy Corporation, Term Loan
164,175	5.052%, (LIBOR 1M + 2.750%), 3/31/2025[b]	163,712
	Pixelle Specialty Solutions, LLC, Term Loan
260,000	0.000%, (LIBOR 3M + 6.000%), 10/31/2024[b,c,d]	253,825
	Starfruit US Holdco, LLC, Term Loan
165,000	5.506%, (LIBOR 1M + 3.250%), 10/1/2025[b]	164,381
	Tronox Blocked Borrower, LLC, Term Loan
150,029	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	149,818
	Tronox Finance, LLC, Term Loan
346,221	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	345,733

	Total	3,746,712

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
194,846	4.460%, (LIBOR 1W + 2.250%), 11/10/2023[b]	194,726
	GFL Environmental, Inc., Term Loan
235,000	0.000%, (LIBOR 3M + 3.000%), 5/31/2025[b,c,d]	231,181
	Navistar, Inc., Term Loan
114,138	5.780%, (LIBOR 1M + 3.500%), 11/6/2024[b]	114,232
	Sotera Health Holdings, LLC, Term Loan
229,667	5.302%, (LIBOR 1M + 3.000%), 5/15/2022[b]	229,858

	Total	769,997

Communications Services (0.3%)
	Altice France SA, Term Loan
172,375	5.052%, (LIBOR 1M + 2.750%), 7/31/2025[b]	166,073
260,000	6.280%, (LIBOR 1M + 4.000%), 1/31/2026[b]	254,314
	Altice US Finance I Corporation, Term Loan
74,062	4.552%, (LIBOR 1M + 2.250%), 7/28/2025[b]	73,893
	CBS Radio, Inc., Term Loan
24,813	5.037%, (LIBOR 1M + 2.750%), 11/17/2024[b]	24,676
	Cengage Learning, Inc., Term Loan
483,242	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b]	447,149
	CenturyLink, Inc., Term Loan
416,850	5.052%, (LIBOR 1M + 2.750%), 1/31/2025[b]	412,160
	Charter Communications Operating, LLC, Term Loan
352,338	4.310%, (LIBOR 1M + 2.000%), 4/30/2025[b]	352,295
	CSC Holdings, LLC, Term Loan
73,875	4.530%, (LIBOR 1M + 2.250%), 7/17/2025[b]	73,638
	Frontier Communications Corporation, Term Loan
514,647	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b]	497,149
	Gray Television, Inc., Term Loan
55,640	4.515%, (LIBOR 1M + 2.250%), 2/7/2024[b]	55,601
	HCP Acquisition, LLC, Term Loan
301,795	5.302%, (LIBOR 1M + 3.000%), 5/16/2024[b]	301,192
	Intelsat Jackson Holdings SA, Term Loan
310,000	6.045%, (LIBOR 1M + 3.750%), 11/27/2023[b]	310,000
	Level 3 Parent, LLC, Term Loan
200,000	4.530%, (LIBOR 1M + 2.250%), 2/22/2024[b]	200,094
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
880,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	862,558
65,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,e]	59,800
	McGraw-Hill Global Education Holdings, LLC, Term Loan
602,480	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[b]	577,254
	Mediacom Illinois, LLC, Term Loan
119,400	3.970%, (LIBOR 1W + 1.750%), 2/15/2024[b]	119,028
	NEP/NCP Holdco, Inc., Term Loan
205,000	0.000%, (LIBOR 3M + 3.250%), 10/22/2025[b,c,d]	205,718
30,000	9.302%, (LIBOR 1M + 7.000%), 10/23/2026[b]	30,000
	Sable International Finance, Ltd., Term Loan
820,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[b]	819,082

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (1.1%)[a]	Value
Communications Services (0.3%) - continued
	SBA Senior Finance II, LLC, Term Loan
$184,538	4.310%, (LIBOR 1M + 2.000%), 4/11/2025[b]	$184,056
	Sprint Communications, Inc., Term Loan
723,975	4.813%, (LIBOR 1M + 2.500%), 2/2/2024[b]	723,294
	Syniverse Holdings, Inc., Term Loan
69,650	7.280%, (LIBOR 1M + 5.000%), 3/9/2023[b]	69,998
	Unitymedia Finance, LLC, Term Loan
135,000	4.530%, (LIBOR 1M + 2.250%), 1/15/2026[b]	134,738
	Univision Communications, Inc., Term Loan
480,994	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b]	461,076
	Virgin Media Bristol, LLC, Term Loan
140,000	4.780%, (LIBOR 1M + 2.500%), 1/15/2026[b]	139,839
	WideOpenWest Finance, LLC, Term Loan
207,900	5.540%, (LIBOR 1M + 3.250%), 8/19/2023[b]	200,104
	Windstream Services, LLC, Term Loan
194,010	6.290%, (LIBOR 1M + 4.000%), 3/30/2021[b]	181,607

	Total	7,936,386

Consumer Cyclical (0.1%)
	Boyd Gaming Corporation, Term Loan
45,578	4.467%, (LIBOR 1W + 2.250%), 9/15/2023[b]	45,596
	Burlington Coat Factory Warehouse Corporation, Term Loan
305,553	4.790%, (LIBOR 1M + 2.500%), 11/17/2024[b]	305,553
	Eldorado Resorts, Inc., Term Loan
32,991	4.563%, (LIBOR 1M + 2.250%), 4/17/2024[b]	32,981
	Four Seasons Hotels, Ltd., Term Loan
203,447	4.302%, (LIBOR 1M + 2.000%), 11/30/2023[b]	203,337
	Golden Entertainment, Inc., Term Loan
392,037	5.300%, (LIBOR 1M + 3.000%), 10/20/2024[b]	392,037
65,000	9.310%, (LIBOR 1M + 7.000%), 10/20/2025[b]	65,325
	Golden Nugget, LLC, Term Loan
434,034	5.230%, (LIBOR 1M + 2.750%), 10/4/2023[b]	434,238
	KAR Auction Services, Inc., Term Loan
123,438	4.938%, (LIBOR 3M + 2.500%), 3/9/2023[b]	123,489
	Men’s Warehouse, Inc., Term Loan
210,000	5.506%, (LIBOR 3M + 3.250%), 4/9/2025[b]	210,920
	Mohegan Gaming and Entertainment, Term Loan
287,309	6.302%, (LIBOR 1M + 4.000%), 10/13/2023[b]	269,149
	Neiman Marcus Group, Ltd., LLC, Term Loan
114,102	5.531%, (LIBOR 1M + 3.250%), 10/25/2020[b]	103,769
	Penn National Gaming, Inc. Term Loan
165,000	0.000%, (LIBOR 3M + 2.250%), 10/15/2025[b,c,d]	165,412
	Scientific Games International, Inc., Term Loan
766,150	5.046%, (LIBOR 1M + 2.750%), 8/14/2024[b]	758,213
	Seminole Hard Rock Entertainment, Inc., Term Loan
143,561	5.146%, (LIBOR 3M + 2.750%), 5/14/2020[b]	143,740
	Stars Group Holdings BV, Term Loan
206,483	5.886%, (LIBOR 3M + 3.500%), 7/10/2025[b]	207,228
	Wyndham Hotels & Resorts, Inc., Term Loan
140,000	4.052%, (LIBOR 1M + 1.750%), 5/30/2025[b]	139,854

	Total	3,600,841

Consumer Non-Cyclical (0.2%)
	Air Medical Group Holdings, Inc., Term Loan
555,800	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[b]	538,848
99,250	6.530%, (LIBOR 1M + 4.250%), 3/14/2025[b]	97,265
	Albertson’s, LLC, Term Loan
396,214	5.052%, (LIBOR 1M + 2.750%), 8/25/2021[b]	395,449
202,783	5.381%, (LIBOR 3M + 3.000%), 12/21/2022[b]	202,162
260,330	5.311%, (LIBOR 3M + 3.000%), 6/22/2023[b]	259,028
390,000	0.000%, (LIBOR 3M + 3.000%), 10/29/2025[b,c,d]	386,670
	Amneal Pharmaceuticals, LLC, Term Loan
224,385	5.813%, (LIBOR 1M + 3.500%), 5/4/2025[b]	225,451
	Bausch Health Companies, Inc., Term Loan
1,116,375	5.274%, (LIBOR 1M + 3.000%), 6/1/2025[b]	1,116,118
	CHS/Community Health Systems, Inc., Term Loan
304,917	5.563%, (LIBOR 3M + 3.250%), 1/27/2021[b]	298,127
	Endo International plc, Term Loan
346,072	6.563%, (LIBOR 1M + 4.250%), 4/27/2024[b]	347,297
	Grifols Worldwide Operations USA, Inc., Term Loan
300,425	4.467%, (LIBOR 1W + 2.250%), 1/31/2025[b]	300,560

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (1.1%)[a]	Value
Consumer Non-Cyclical (0.2%) - continued
	JBS USA LUX SA, Term Loan
$655,025	4.844%, (LIBOR 3M + 2.500%), 10/30/2022[b]	$654,698
	Libbey Glass, Inc., Term Loan
108,324	5.281%, (LIBOR 1M + 3.000%), 4/9/2021[b]	107,918
	Northriver Midstream Finance LP, Term Loan
260,000	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b,c,d]	261,084
	Revlon Consumer Products Corporation, Term Loan
271,252	5.813%, (LIBOR 3M + 3.500%), 9/7/2023[b]	198,090

	Total	5,388,765

Energy (0.1%)
	BCP Raptor II, LLC, Term Loan
195,000	0.000%, (LIBOR 3M + 4.750%), 10/22/2025[b,c,d,e]	193,538
	Calpine Corporation, Term Loan
222,698	4.890%, (LIBOR 3M + 2.500%), 1/15/2024[b]	221,841
	HFOTCO, LLC, Term Loan
289,275	5.060%, (LIBOR 1M + 2.750%), 6/26/2025[b]	289,877
	McDermott Technology (Americas), Inc., Term Loan
343,275	7.302%, (LIBOR 1M + 5.000%), 5/10/2025[b]	338,555
	MEG Energy Corporation, Term Loan
37,000	5.810%, (LIBOR 1M + 3.500%), 12/31/2023[b]	37,038
	Pacific Drilling SA, Term Loan
271,930	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	121,914
	Radiate Holdco, LLC, Term Loan
813,804	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[b]	806,829

	Total	2,009,592

Financials (0.1%)
	Air Methods Corporation, Term Loan
545,809	5.886%, (LIBOR 3M + 3.500%), 4/21/2024[b]	491,910
	Cyxtera DC Holdings, Inc., Term Loan
93,812	5.280%, (LIBOR 1M + 3.000%), 5/1/2024[b]	93,461
50,000	9.530%, (LIBOR 1M + 7.250%), 5/1/2025[b]	49,437
	Digicel International Finance, Ltd., Term Loan
461,505	5.570%, (LIBOR 3M + 3.250%), 5/10/2024[b]	441,508
	DJO Finance, LLC, Term Loan
185,379	5.599%, (LIBOR 1M + 3.250%), 6/7/2020[b]	184,955
	DTZ U.S. Borrower, LLC, Term Loan
325,000	5.552%, (LIBOR 1M + 3.250%), 8/21/2025[b]	324,695
	Genworth Holdings, Inc., Term Loan
99,500	6.831%, (LIBOR 2M + 4.500%), 3/7/2023[b]	101,428
	GGP Nimbus LP, Term Loan
1,085,000	4.795%, (LIBOR 1M + 2.500%), 8/24/2025[b]	1,066,598
	INEOS U.S. Finance, LLC, Term Loan
193,538	4.302%, (LIBOR 1M + 2.000%), 3/31/2024[b]	193,085
	MoneyGram International, Inc., Term Loan
416,822	5.552%, (LIBOR 1M + 3.250%), 3/28/2020[b,e]	395,981
	Trans Union, LLC, Term Loan
227,700	4.302%, (LIBOR 1M + 2.000%), 4/9/2023[b]	227,156

	Total	3,570,214

Technology (0.1%)
	First Data Corporation, Term Loan
235,000	4.287%, (LIBOR 1M + 2.000%), 4/26/2024[b]	233,630
	Harland Clarke Holdings Corporation, Term Loan
165,062	7.136%, (LIBOR 3M + 4.750%), 11/3/2023[b]	154,332
	Micron Technology, Inc., Term Loan
278,575	4.060%, (LIBOR 1M + 1.750%), 4/26/2022[b]	278,517
	Rackspace Hosting, Inc., Term Loan
390,248	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[b]	378,135
	SS&C Technologies Holdings Europe SARL, Term Loan
113,351	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	112,721
	SS&C Technologies, Inc., Term Loan
292,444	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	290,818
	TNS, Inc., Term Loan
347,178	6.320%, (LIBOR 3M + 4.000%), 8/14/2022[b]	348,626

	Total	1,796,779

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
602,375	6.802%, (LIBOR 1M + 4.500%), 5/18/2023[b]	602,375
	OSG Bulk Ships, Inc., Term Loan
114,699	6.770%, (LIBOR 1M + 4.250%), 8/5/2019[b]	113,456

	Total	715,831

Utilities (0.1%)
	Core and Main, LP, Term Loan
252,450	5.317%, (LIBOR 3M + 3.000%), 8/1/2024[b,e]	252,134
	Talen Energy Supply, LLC, Term Loan
201,789	6.302%, (LIBOR 1M + 4.000%), 7/6/2023[b]	202,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (1.1%)[a]	Value
Utilities (0.1%) - continued
	Vertiv Group Corporation, Term Loan
$599,098	6.313%, (LIBOR 3M + 4.000%), 11/15/2023[b]	$592,358

	Total	1,046,534

	Total Bank Loans (cost $31,033,201)	30,581,651

Shares	Registered Investment Companies (48.3%)	Value
Affiliated Equity Holdings (41.7%)
8,612,063	Thrivent Core International Equity Fund	79,919,949
7,733,985	Thrivent Core Low Volatility Equity Fund[h]	81,516,203
15,867,571	Thrivent Large Cap Growth Fund, Class S	197,868,608
4,674,604	Thrivent Large Cap Stock Fund, Class S	125,653,356
9,571,559	Thrivent Large Cap Value Fund, Class S	219,188,710
5,715,256	Thrivent Mid Cap Stock Fund, Class S	160,370,082
22,634,732	Thrivent Partner Worldwide Allocation Fund, Class S	223,404,800
1,593,213	Thrivent Small Cap Stock Fund, Class S	41,981,166

	Total	1,129,902,874

Affiliated Fixed Income Holdings (5.3%)
2,921,208	Thrivent Core Emerging Markets Debt Fund	26,407,721
4,507,340	Thrivent High Yield Fund, Class S	20,914,056
6,910,015	Thrivent Income Fund, Class S	60,117,134
2,888,091	Thrivent Limited Maturity Bond Fund, Class S	35,523,517

	Total	142,962,428

Equity Funds/Exchange Traded Funds (0.8%)
9,265	iShares Russell 1000 Growth Index Fund	1,316,371
9,613	iShares Russell 2000 Growth Index Fund[i]	1,806,187
3,641	iShares Russell 2000 Value Index Fund	441,107
24,520	ProShares Ultra S&P 500[i]	2,688,618
1,565	ProShares UltraPro S&P 500	71,004
39,914	SPDR S&P 500 ETF Trust	10,801,926
27,644	SPDR S&P Biotech ETF[i]	2,186,917
14,346	SPDR S&P Retail ETF[i]	676,270
10,394	Vanguard REIT ETF	814,058

	Total	20,802,458

Fixed Income Funds/Exchange Traded Funds (0.5%)
36,000	Invesco Senior Loan ETF	828,360
50,395	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,655,831
26,000	iShares Short-Term Corporate Bond ETF	1,342,640
71,850	Vanguard Short-Term Corporate Bond ETF	5,599,271

	Total	13,426,102

	Total Registered Investment Companies (cost $1,032,751,128)	1,307,093,862

Shares	Common Stock (24.5%)	Value
Communications Services (0.8%)
3,818	Alphabet, Inc., Class Ah	4,163,834
1,768	Alphabet, Inc., Class Ch	1,903,729
35,800	AT&T, Inc.	1,098,344
1,969	Carsales.com, Ltd.	17,066
4,564	CBS Corporation	261,745
22,870	Comcast Corporation	872,262
15,464	DISH Network Corporation[h]	475,363
21,288	Facebook, Inc.[h]	3,231,306
2,640	Hemisphere Media Group, Inc.[h]	35,561
6,535	IAC/InterActiveCorporation[h]	1,284,716
842	Ipsos SA	22,421
147,424	ITV plc	279,851
78,828	KCOM Group plc	92,798
21,020	Liberty Media Corporation - Liberty SiriusXM[h]	867,495
5,155	Liberty SiriusXM Group[h]	212,592
18,418	Liberty Tripadvisor Holdings, Inc.[h]	265,588
1,221	Lions Gate Entertainment Corporation	21,722
6,970	Mediaset Espana Comunicacion SA	47,395
4,295	Netflix, Inc.[h]	1,296,145
82,555	News Corporation, Class A	1,088,900
34,909	News Corporation, Class B	465,686
6,400	NTT DOCOMO, Inc.	158,713
80,356	ORBCOMM, Inc.[h]	765,793
3,645	ProSiebenSat.1 Media AG	84,168
124	RTL Group SA	7,959
11,349	Seven West Media, Ltd.[h]	6,290
24,374	Telenor ASA	446,906
8,800	TV Asahi Holdings Corporation	164,286
20,000	Twitter, Inc.[h]	695,000
24,933	Verizon Communications, Inc.	1,423,425
2,071	Wolters Kluwer NV	117,497

	Total	21,874,556

Consumer Discretionary (2.6%)
4,191	Amazon.com, Inc.[h]	6,697,260
19,650	American Axle & Manufacturing Holdings, Inc.[h]	298,091
1,000	AOKI Holdings, Inc.	13,171
900	Aoyama Trading Company, Ltd.	27,228
2,442	Aptiv plc	187,546
4,678	Ascent Capital Group, Inc.[h]	4,491
1,700	Autobacs Seven Company, Ltd.	27,360
1,300	Benesse Holdings, Inc.	36,255
1,369	Berkeley Group Holdings plc	61,185
745	Booking Holdings, Inc.[h]	1,396,562
23,680	BorgWarner, Inc.	933,229
15,700	Bridgestone Corporation	605,381
22,711	Bright Horizons Family Solutions, Inc.[h]	2,609,721
16,400	Bunzl plc	483,799
19,187	Burlington Stores, Inc.[h]	3,290,379
2,960	Century Casinos, Inc.[h]	18,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (24.5%)	Value
Consumer Discretionary (2.6%) - continued
46,014	Chico’s FAS, Inc.	$352,927
23,397	Children’s Place, Inc.	3,495,512
2,320	Chipotle Mexican Grill, Inc.[h]	1,067,966
1,300	Chiyoda Company, Ltd.	25,061
591	Cie Generale des Etablissements Michelin	60,503
64,464	Core-Mark Holding Company, Inc.	2,476,062
64,266	Crocs, Inc.[h]	1,320,024
11,267	CSS Industries, Inc.	148,048
10,281	Culp, Inc.	238,005
2,100	DCM Holdings Company, Ltd.	20,420
2,400	Denso Corporation	107,054
27,002	Dollar Tree, Inc.[h]	2,276,269
39,462	Duluth Holdings, Inc.[h,i]	1,212,667
4,245	Emerald Expositions Events, Inc.	62,062
11,302	Expedia Group, Inc.	1,417,610
71,750	Extended Stay America, Inc.	1,168,090
15,429	Five Below, Inc.[h]	1,756,129
169	Genuine Parts Company	16,549
25,464	G-III Apparel Group, Ltd.[h]	1,014,995
27,146	Habit Restaurants, Inc.[h]	344,754
12,508	Harley-Davidson, Inc.	478,056
3,731	Haverty Furniture Companies, Inc.	75,665
12,560	Home Depot, Inc.	2,209,053
19,900	Honda Motor Company, Ltd.	568,056
6,942	Inchcape plc	47,946
14,173	International Speedway Corporation	531,629
13,192	Las Vegas Sands Corporation	673,188
2,157	Laureate Education, Inc.[h]	32,118
1,858	Liberty Latin America, Ltd.[h]	33,407
15,566	LKQ Corporation[h]	424,485
11,990	Lowe’s Companies, Inc.	1,141,688
2,700	Lululemon Athletica, Inc.[h]	379,971
7,849	Magna International, Inc.	386,485
6,276	McDonald’s Corporation	1,110,224
33,927	Michaels Companies, Inc.[h]	537,743
23,117	Modine Manufacturing Company[h]	300,752
1,544	Next plc	102,572
7,600	NHK Spring Company, Ltd.	65,076
24,981	NIKE, Inc.	1,874,574
73,600	Nissan Motor Company, Ltd.	669,595
30,900	Norwegian Cruise Line Holdings, Ltd.[h]	1,361,763
68,206	Nutrisystem, Inc.	2,425,405
1,940	O’Reilly Automotive, Inc.[h]	622,255
16,923	Oxford Industries, Inc.	1,505,809
8,737	Peugeot SA	207,684
39,020	Planet Fitness, Inc.[h]	1,915,492
2,668	Playa Hotels and Resorts NVh	22,918
900	Plenus Company, Ltd.[i]	14,404
10,390	Polaris Industries, Inc.	924,502
7,090	PVH Corporation	856,401
3,475	RHh,i	402,092
16,914	Ross Stores, Inc.	1,674,486
2,800	Sangetsu Company, Ltd.	53,853
3,200	Sankyo Company, Ltd.	122,178
41,300	Sekisui House, Ltd.	606,161
1,800	SHIMAMURA Company, Ltd.	151,406
30,080	Six Flags Entertainment Corporation	1,620,109
1,076	SmartCentres Real Estate Investment Trust	24,586
4,013	Stamps.com, Inc.[h]	811,308
5,600	Sumitomo Rubber Industries, Ltd.	80,330
4,363	Super Retail Group, Ltd.	22,375
400	Takara Standard Company, Ltd.	6,176
10,320	Tapestry, Inc.	436,639
39,495	Toll Brothers, Inc.	1,329,402
27,654	Tower International, Inc.	821,047
10,600	Toyoda Gosei Company, Ltd.	228,617
4,803	Ulta Beauty, Inc.[h]	1,318,520
7,660	Vail Resorts, Inc.	1,925,111
4,992	VF Corporation	413,737
14,474	Wingstop, Inc.	906,362
17,578	Zumiez, Inc.[h]	408,864

	Total	70,133,110

Consumer Staples (0.8%)
12,116	Altria Group, Inc.	788,025
28,546	Archer-Daniels-Midland Company	1,348,799
1,700	Arcs Company, Ltd.	41,079
19,939	Casey’s General Stores, Inc.	2,514,507
90,727	Cott Corporation	1,364,534
9,550	CVS Health Corporation	691,325
5,640	e.l.f. Beauty, Inc.[h,i]	59,840
12,404	Empire Company, Ltd.	225,664
2,031	ForFarmers BV	22,873
509	Glanbia plc	9,030
73,044	Hain Celestial Group, Inc.[h]	1,817,335
13,731	Imperial Brands plc	465,105
4,768	Inter Parfums, Inc.	281,264
32,900	Japan Tobacco, Inc.	845,376
9,584	John B. Sanfilippo & Son, Inc.	604,367
2,060	Kimberly-Clark Corporation	214,858
12,635	Koninklijke Ahold Delhaize NV	289,220
21,096	Kroger Company	627,817
549	Loblaw Companies, Ltd.	27,457
3,751	MGP Ingredients, Inc.	266,959
400	Ministop Company, Ltd.	7,386
11,005	Molson Coors Brewing Company	704,320
14,008	Monster Beverage Corporation[h]	740,323
500	NH Foods, Ltd.	17,243
27,015	PepsiCo, Inc.	3,035,946
2,901	Seneca Foods Corporation[h]	91,759
8,703	SpartanNash Company	155,349
800	Sugi Holdings Company, Ltd.	36,629
72,317	SunOpta, Inc.[h]	536,592
5,130	Swedish Match AB	261,315
24,852	Turning Point Brands, Inc.	1,021,417
9,137	Unilever NV	490,974
13,323	Unilever plc	705,715
5,644	Wal-Mart Stores, Inc.	565,980
9,204	Wesfarmers, Ltd.	304,815

	Total	21,181,197

Energy (1.0%)
28,518	Abraxas Petroleum Corporation[h]	52,473
15,455	Anadarko Petroleum Corporation	822,206
138,821	Archrock, Inc.	1,424,304
3,072	California Resources Corporation[h]	96,277
157,861	Callon Petroleum Company[h]	1,573,874
10,719	Chevron Corporation	1,196,776
11,174	Comstock Resources, Inc.[h]	81,012
5,971	Concho Resources, Inc.[h]	830,506
1,412	Contura Energy, Inc.[h,i]	103,005
27,120	Denbury Resources, Inc.[h]	93,564
7,923	Diamondback Energy, Inc.	890,228
1,104	Eni SPA	19,607
4,422	EQT Corporation	150,215
9,280	Era Group, Inc.[h]	105,050
2,343	Evolution Petroleum Corporation	24,133
19,875	Exterran Corporation[h]	415,189

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (24.5%)	Value
Energy (1.0%) - continued
31,536	Exxon Mobil Corporation	$2,512,789
47,543	Forum Energy Technologies, Inc.[h]	425,985
337	Gaztransport Et Technigaz SA	24,908
183,976	Gran Tierra Energy, Inc.[h]	561,127
10,300	Halliburton Company	357,204
27,539	Helix Energy Solutions Group, Inc.[h]	234,632
2,176	Keane Group, Inc.[h]	27,352
73,976	Marathon Oil Corporation	1,404,804
6,709	Marathon Petroleum Corporation	472,649
9,733	Nabors Industries, Ltd.	48,373
20,400	Newpark Resources, Inc.[h]	167,484
54,600	Nine Energy Service, Inc.[h]	2,021,838
32,678	Northern Oil and Gas, Inc.[h]	96,073
4,146	OMV AG	230,237
10,495	ONEOK, Inc.	688,472
5,868	Pacific Drilling, Inc. Rights[e,h]	61,105
17,983	Parsley Energy, Inc.[h]	421,162
91,082	Patterson-UTI Energy, Inc.	1,515,605
4,032	Petrofac, Ltd.	29,649
3,681	Phillips 66	378,480
15,567	Pioneer Energy Services Corporation[h]	46,234
5,491	Pioneer Natural Resources Company	808,660
999	Royal Dutch Shell plc, Class A	31,826
22,469	Royal Dutch Shell plc, Class B	732,780
18,137	SM Energy Company	441,455
38,302	Talos Energy, Inc.[h]	998,150
44,523	TechnipFMC plc	1,170,955
27,264	Teekay Tankers, Ltd.[i]	30,263
3,517	Total SAi	206,360
168,705	Transocean, Ltd.[h,i]	1,857,442
37,857	Unit Corporation[h]	875,632
57,330	Weatherford International plc[h,i]	77,396
23,680	WPX Energy, Inc.[h]	379,827

	Total	27,215,327

Financials (4.4%)
2,055	Aareal Bank AG	76,448
6,618	Affiliated Managers Group, Inc.	752,202
8,250	Aflac, Inc.	355,327
3,488	AG Mortgage Investment Trust, Inc.	60,342
1,190	Aircastle, Ltd.	23,122
151	Allianz SE	31,456
18,376	Allstate Corporation	1,758,951
16,600	Ally Financial, Inc.	421,806
7,701	American Express Company	791,124
40,576	American Financial Group, Inc.	4,058,817
4,660	American International Group, Inc.	192,411
12,689	Ameris Bancorp	544,231
297	Anima Holding SPA[j]	1,242
14,159	Arch Capital Group, Ltd.[h]	401,691
15,951	Argo Group International Holdings, Ltd.	982,741
13,430	Arthur J. Gallagher & Company	993,954
53,806	Assured Guaranty, Ltd.	2,151,164
1,458	ASX, Ltd.	61,237
17,838	Australia and New Zealand Banking Group, Ltd.	328,338
15,053	Axos Financial, Inc.[h]	457,009
12,319	Banca Monte dei Paschi di Siena SPA[h,i]	20,225
439	BancFirst Corporation	25,190
32,586	BancorpSouth Bank	935,218
88,041	Bank of America Corporation	2,421,127
1,198	Bank of Marin Bancorp	101,818
742	Bank of New York Mellon Corporation	35,119
10,346	BankFinancial Corporation	146,085
7,212	Bankinter SA	59,088
8,300	Berkshire Hathaway, Inc.[h]	1,703,824
3,345	BGC Partners, Inc.	35,424
11,310	Blackstone Group, LP	365,992
6,646	BOK Financial Corporation	569,762
43,642	Boston Private Financial Holdings, Inc.	589,167
109,921	BrightSphere Investment Group	1,253,099
53,205	Brown & Brown, Inc.	1,499,317
37,083	CaixaBank SA	150,063
19,069	Capital One Financial Corporation	1,702,862
33,169	Cathay General Bancorp	1,249,476
34,822	Central Pacific Financial Corporation	941,587
4,240	Cherry Hill Mortgage Investment Corporation	75,938
2,610	Chubb, Ltd.	326,015
16,402	CI Financial Corporation	242,582
8,641	Cincinnati Financial Corporation	679,528
65,159	Citigroup, Inc.	4,265,308
11,068	CNP Assurances	246,677
4,933	Comerica, Inc.	402,335
16,376	Community Trust Bancorp, Inc.	745,272
18,663	Descartes Systems Group, Inc.[h]	570,901
23,380	Direct Line Insurance Group plc	98,249
29,630	Discover Financial Services	2,064,322
22,273	DnB ASA	402,393
65,756	Dynex Capital, Inc.	380,727
50,415	E*TRADE Financial Corporation	2,491,509
38,766	East West Bancorp, Inc.	2,032,889
5,065	Ellington Residential Mortgage REIT	53,486
19,720	Employers Holdings, Inc.	906,331
29,636	Enterprise Financial Services Corporation	1,287,684
22,175	Essent Group, Ltd.[h]	874,138
4,326	Euronext NVj	266,188
3,427	FBL Financial Group, Inc.	236,394
25,039	Fifth Third Bancorp	675,803
11,060	Financial Institutions, Inc.	315,763
13,619	Finecobank Banca Fineco SPA	142,340
19,935	First American Financial Corporation	883,719
15,976	First Busey Corporation	446,050
18,043	First Commonwealth Financial Corporation	243,580
25,049	First Defiance Financial Corporation	681,834
5,633	First Financial Corporation	258,329
131,545	First Hawaiian, Inc.	3,259,685
32,449	First Interstate BancSystem, Inc.	1,345,335
1,172	First Merchants Corporation	48,767
588	First Mid-Illinois Bancshares, Inc.	21,921
5,792	First Midwest Bancorp, Inc.	132,984
2,966	First of Long Island Corporation	59,943
4,985	First Republic Bank	453,585
42,740	FlexiGroup, Ltd.	46,574
4,011	Genworth MI Canada, Inc.[i]	131,654
7,488	Goldman Sachs Group, Inc.	1,687,571
17,628	Great Southern Bancorp, Inc.	954,556
45,442	Hamilton Lane, Inc.	1,744,064
28,199	Hancock Whitney Corporation	1,183,230
3,793	Hanmi Financial Corporation	79,577
2,755	Hannover Rueckversicherung SE	370,493
3,771	Hanover Insurance Group, Inc.	420,014
44,432	Hartford Financial Services Group, Inc.	2,018,101
1,292	Heartland Financial USA, Inc.	68,657
91,274	Heritage Commerce Corporation	1,324,386
14,107	Hometrust Bancshares, Inc.[h]	384,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (24.5%)	Value
Financials (4.4%) - continued
15,971	Horace Mann Educators Corporation	$627,341
19,612	Horizon Bancorp, Inc.	328,697
16,383	Houlihan Lokey, Inc.	674,652
93,352	Huntington Bancshares, Inc.	1,337,734
14,746	IBERIABANK Corporation	1,098,430
19,025	Independent Bank Corporation	421,023
6,637	Interactive Brokers Group, Inc.	327,934
38,869	Intercontinental Exchange, Inc.	2,994,468
3,558	Invesco, Ltd.	77,244
91,385	Investment Technology Group, Inc.	2,511,260
6,796	J.P. Morgan Chase & Company	740,900
56,956	Jefferies Financial Group, Inc.	1,222,845
15,689	Kemper Corporation	1,179,656
200,472	KeyCorp	3,640,571
5,858	Ladder Capital Corporation	98,649
7,697	Lakeland Bancorp, Inc.	126,770
36,445	Loews Corporation	1,696,879
560	Markel Corporation[h]	612,214
5,179	MarketAxess Holdings, Inc.	1,085,881
3,000	Matsui Securities Company, Ltd.	30,576
233,217	Medibank Private, Ltd.	462,415
2,163	Mercantile Bank Corporation	68,697
65,607	Meridian Bancorp, Inc.	1,039,215
7,260	MetLife, Inc.	299,039
22,502	MidWestOne Financial Group, Inc.	648,283
11,958	Morgan Stanley	546,002
6,805	National Bank Holdings Corporation	229,737
4,873	National Bank of Canada	221,209
147	National Western Life Group, Inc.	39,584
973	NBT Bancorp, Inc.	35,505
9,126	Old Second Bancorp, Inc.	129,772
13,720	PacWest Bancorp	557,306
1,304	Paragon Banking Group plc	7,087
2,036	Pargesa Holding SA	149,463
334	Park National Corporation	30,528
47,099	PCSB Financial Corporation	881,693
4,461	Peapack-Gladstone Financial Corporation	120,402
2,546	Peoples Bancorp, Inc.	87,150
10,974	Primerica, Inc.	1,204,287
1,464	Principal Financial Group, Inc.	68,910
56,415	Provident Financial Services, Inc.	1,376,526
2,350	Prudential Financial, Inc.	220,383
11,949	QCR Holdings, Inc.	435,302
17,550	Radian Group, Inc.	336,784
2,140	Raymond James Financial, Inc.	164,117
26,782	Sandy Spring Bancorp, Inc.	952,100
67,619	Santander Consumer USA Holdings Inc.	1,267,856
61,903	Seacoast Banking Corporation of Florida[h]	1,628,668
1,500	Senshu Ikeda Holdings, Inc.	4,610
123,054	SLM Corporation[h]	1,247,768
14,697	State Auto Financial Corporation	467,218
4,522	State Street Corporation	310,887
25,594	Stifel Financial Corporation	1,170,158
1,508	Sun Life Financial, Inc.	55,225
9,308	SVB Financial Group[h]	2,208,137
70,282	Synovus Financial Corporation	2,639,792
3,961	Territorial Bancorp, Inc.	107,898
768	Topdanmark AS	36,506
11,260	TriCo Bancshares	405,585
74,677	TrustCo Bank Corporation	559,331
7,070	U.S. Bancorp	369,549
20,470	United Community Banks, Inc.	509,089
32,406	United Financial Bancorp, Inc.	500,673
1,966	United Fire Group, Inc.	105,830
857	Univest Corporation of Pennsylvania	21,391
11,421	Unum Group	414,125
6,652	Washington Trust Bancorp, Inc.	341,580
15,588	Wells Fargo & Company	829,749
5,748	Western Alliance Bancorp[h]	277,283
21,711	Wintrust Financial Corporation	1,653,076
33,307	WSFS Financial Corporation	1,416,547
52,520	Zions Bancorporations NA	2,471,066

	Total	118,444,811

Health Care (3.3%)
1,248	ABIOMED, Inc.[h]	425,818
12,987	Aerie Pharmaceuticals, Inc.[h]	690,649
2,170	Aetna, Inc.	430,528
9,917	AmerisourceBergen Corporation	872,696
11,421	Amgen, Inc.	2,201,855
1,717	Amplifon SPA	30,415
7,201	Ardelyx, Inc.[h]	19,803
6,795	Arena Pharmaceuticals, Inc.[h]	242,310
25,957	Asterias Biotherapeutics, Inc.[h,i]	29,332
457	Atrion Corporation	311,756
14,603	Baxter International, Inc.	912,834
4,133	Becton, Dickinson and Company	952,657
3,820	Biogen, Inc.[h]	1,162,311
26,236	BioMarin Pharmaceutical, Inc.[h]	2,418,172
1,690	Bio-Techne Corporation	283,447
2,576	Bruker Corporation	80,706
5,474	Cardinal Health, Inc.	276,984
16,962	Cardiovascular Systems, Inc.[h]	475,784
50,007	Catalent, Inc.[h]	2,017,282
7,970	Charles River Laboratories International, Inc.[h]	970,905
12,547	Concert Pharmaceuticals, Inc.[h]	187,201
16,837	Danaher Corporation	1,673,598
14,490	Dexcom, Inc.[h]	1,923,837
9,327	Edwards Lifesciences Corporation[h]	1,376,665
9,108	Epizyme, Inc.[h]	73,319
24,282	Evolent Health, Inc.[h]	539,060
5,364	Express Scripts Holding Company[h]	520,147
60,041	GenMark Diagnostics, Inc.[h]	320,019
1,486	Genomic Health, Inc.[h]	106,561
9,765	Gilead Sciences, Inc.	665,778
33,359	GlaxoSmithKline plc	646,089
7,650	GlaxoSmithKline plc ADR	298,809
74,045	Halozyme Therapeutics, Inc.[h]	1,149,919
4,391	Heska Corporation[h]	440,066
13,348	Hill-Rom Holdings, Inc.	1,122,300
2,016	Illumina, Inc.[h]	627,278
14,277	Immunomedics, Inc.[h]	321,661
6,503	Inogen, Inc.[h]	1,232,774
19,753	Intersect ENT, Inc.[h]	554,269
5,452	Intra-Cellular Therapies, Inc.[h]	92,575
1,856	Intuitive Surgical, Inc.[h]	967,310
8,080	Jazz Pharmaceuticals, Inc.[h]	1,283,266
22,749	Johnson & Johnson	3,184,633
2,000	KYORIN Holdings, Inc.	43,679
31,816	LHC Group, Inc.[h]	2,908,937
217	LNA Sante	11,476
5,385	Magellan Health Services, Inc.[h]	350,348
6,472	Medpace Holdings, Inc.[h]	337,191
31,510	Medtronic plc	2,830,228
15,960	Merck & Company, Inc.	1,174,816
16,613	Merit Medical Systems, Inc.[h]	948,935
1,300	Miraca Holdings, Inc.	31,647
25,997	Mylan NVh	812,406

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (24.5%)	Value
Health Care (3.3%) - continued
31,114	Myriad Genetics, Inc.[h]	$1,401,064
25,800	Natera, Inc.[h]	566,568
7,743	National Healthcare Corporation	615,801
16,315	Neurocrine Biosciences, Inc.[h]	1,748,152
19,895	Nevro Corporation[h]	970,080
9,039	Novartis AG	791,567
19,967	Novo Nordisk AS	862,306
17,208	Novocure, Ltd.[h]	570,273
35,567	NuVasive, Inc.[h]	1,997,798
26,582	Omnicell, Inc.[h]	1,879,347
96,015	Optinose, Inc.[h,i]	1,015,839
12,263	PerkinElmer, Inc.	1,060,504
11,251	Perrigo Company plc	790,945
78,752	Pfizer, Inc.	3,391,061
10,555	Ra Medical Systems, Inc.[h]	112,939
3,148	Roche Holding AG	766,105
5,013	Sage Therapeutics, Inc.[h]	645,073
26,353	Syneos Health, Inc.[h]	1,202,487
41,388	Tactile Systems Technology, Inc.[h]	2,710,086
15,228	Teleflex, Inc.	3,665,989
12,255	Thermo Fisher Scientific, Inc.	2,863,381
20,629	UnitedHealth Group, Inc.	5,391,389
15,900	Universal Health Services, Inc.	1,932,804
14,050	Valeant Pharmaceuticals International, Inc.[h]	321,464
24,564	Veeva Systems, Inc.[h]	2,243,921
14,560	Vertex Pharmaceuticals, Inc.[h]	2,467,338
5,458	West Pharmaceutical Services, Inc.	578,111
47,790	Wright Medical Group NVh	1,289,374
24,588	Zoetis, Inc.	2,216,608

	Total	89,631,415

Industrials (3.7%)
21,170	Acco Brands Corporation	170,842
8,791	ACS Actividades de Construccion y Servicios, SAh	329,146
2,300	Acuity Brands, Inc.	288,972
16,323	Advanced Disposal Services, Inc.[h]	442,190
12,591	AECOM[h]	366,902
10,670	Aegion Corporation[h]	206,571
28,599	Aerojet Rocketdyne Holdings, Inc.[h]	1,010,117
15,427	AGCO Corporation	864,529
28,864	AMETEK, Inc.	1,936,197
13,399	ASGN, Inc.[h]	898,805
14,594	Atlas Copco AB, Class A	360,789
13,067	Atlas Copco AB, Class B	299,278
9,186	AZZ, Inc.	407,399
6,351	Boeing Company	2,253,716
3,099	Brady Corporation	124,859
5,075	Brink’s Company	336,574
7,262	BWX Technologies, Inc.	424,537
36,277	Casella Waste Systems, Inc.[h]	1,181,179
24,206	CBIZ, Inc.[h]	536,889
1,214	CIA De Distribucion Integral	29,310
16,180	Colfax Corporation[h]	453,525
18,963	Comfort Systems USA, Inc.	1,014,141
43,322	Costamare, Inc.	229,607
22,350	Crane Company	1,945,344
1,056	CSW Industrials, Inc.[h]	48,608
29,200	CSX Corporation	2,010,712
400	Cummins, Inc.	54,676
4,955	Curtiss-Wright Corporation	542,374
9,920	Delta Air Lines, Inc.	542,922
12,198	Dycom Industries, Inc.[h]	828,000
33,420	EMCOR Group, Inc.	2,372,152
18,175	Emerson Electric Company	1,233,719
20,272	Encore Wire Corporation	896,022
1,179	Ennis, Inc.	22,825
4,449	ESCO Technologies, Inc.	272,368
115,176	Euronav NV	1,059,619
20,219	Federal Signal Corporation	444,616
736	Ferguson plc	49,621
8,704	Forrester Research, Inc.	350,597
10,496	Fortune Brands Home and Security, Inc.	470,536
3,212	Franklin Electric Company, Inc.	136,253
7,975	General Dynamics Corporation	1,376,325
12,304	Genesee & Wyoming, Inc.[h]	974,846
2,276	Global Brass and Copper Holdings, Inc.	71,967
300	Glory, Ltd.	6,986
1,882	GMS, Inc.[h]	30,940
7,043	Gorman-Rupp Company	242,983
15,602	Granite Construction, Inc.	713,323
18,969	GWA Group, Ltd.	37,096
28,724	Healthcare Services Group, Inc.[i]	1,165,907
20,475	Heico Corporation	1,716,419
6,600	Hino Motors, Ltd.	63,177
2,000	Hitachi Zosen Corporation	7,601
516	Hochtief AG	76,465
26,612	Honeywell International, Inc.	3,853,950
7,152	Hubbell, Inc.	727,358
3,735	Huntington Ingalls Industries, Inc.	816,023
1,794	Hyster-Yale Materials Handling, Inc.	108,447
1,518	ICF International, Inc.	111,786
2,999	Illinois Tool Works, Inc.	382,582
2,400	Inaba Denki Sangyo Company, Ltd.	96,631
16,876	Ingersoll-Rand plc	1,619,083
47,777	Interface, Inc.	778,287
7,660	Jacobs Engineering Group, Inc.	575,189
11,835	JB Hunt Transport Services, Inc.	1,309,069
4,559	Kadant, Inc.	449,973
24,771	KAR Auction Services, Inc.	1,410,461
76,383	KeyW Holding Corporation[h]	598,079
18,219	Kforce, Inc.	561,510
11,155	Kirby Corporation[h]	802,491
23,186	Korn/Ferry International	1,046,616
7,120	L3 Technologies, Inc.	1,349,026
28,945	Lincoln Electric Holdings, Inc.	2,341,940
9,737	Lindsay Corporation	931,052
2,589	Lockheed Martin Corporation	760,778
18,190	Masco Corporation	545,700
9,119	Masonite International Corporation[h]	505,101
24,140	Mercury Systems, Inc.[h]	1,131,200
29,578	Milacron Holdings Corporation[h]	414,092
2,000	Mitsuboshi Belting, Ltd.	49,133
1,576	Monadelphous Group, Ltd.	16,127
8,202	Moog, Inc.	586,853
149,243	MRC Global, Inc.[h]	2,362,517
10,420	Mueller Industries, Inc.	253,727
7,376	National Express Group plc	37,689
51,367	NCI Building Systems, Inc.[h]	629,246
90,228	Nexeo Solutions, Inc.[h]	942,883
6,300	Nitto Kogyo Corporation	109,723
3,178	Nobina ABj	21,206
7,162	Norfolk Southern Corporation	1,201,998
2,237	Northgate plc	10,774
8,396	Old Dominion Freight Line, Inc.	1,095,006
446	Orion Group Holdings, Inc.[h]	2,105
16,945	Oshkosh Corporation	951,292
17,862	PageGroup plc	114,495
3,519	Parker Hannifin Corporation	533,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (24.5%)	Value
Industrials (3.7%) - continued
59,559	Primoris Services Corporation	$1,260,864
5,490	Radiant Logistics, Inc.[h]	29,866
9,370	Raven Industries, Inc.	407,408
10,693	Regal-Beloit Corporation	766,688
20,840	RELX plc	412,146
15,091	RELX plc	298,610
4,435	Resideo Technologies, Inc.[h]	93,357
4,402	Resources Connection, Inc.	71,841
18,880	Ritchie Brothers Auctioneers, Inc.	634,557
552	Rockwool International AS	188,595
7,124	Roper Industries, Inc.	2,015,380
1,470	Rush Enterprises, Inc.	52,023
3,784	Sandvik AB	59,820
1,666	Schindler Holding AG, Participation Certificate	351,300
2,561	Schneider Electric SE	185,188
22	SGS SA	52,251
800	ShinMaywa Industries, Ltd.	9,849
28,437	SiteOne Landscape Supply, Inc.[h]	1,934,853
16,497	SKF AB	264,482
2,380	Smiths Group plc	42,425
52,661	Southwest Airlines Company	2,585,655
7,640	SP Plus Corporation[h]	244,174
1,003	Spirax-Sarco Engineering plc	82,848
17,531	SPX Corporation[h]	514,009
6,751	SPX FLOW, Inc.[h]	231,087
8,747	Standex International Corporation	709,557
32,600	Sumitomo Electric Industries, Ltd.	444,585
800	Taikisha, Ltd.	22,575
20,533	Terex Corporation	685,597
2,300	Toppan Forms Company, Ltd.	20,908
11,500	Toppan Printing Company, Ltd.	162,580
200	Toshiba Machine Company, Ltd.	3,787
51,582	TPI Composites, Inc.[h]	1,302,961
3,832	Transcontinental, Inc.	63,078
1,670	TransDigm Group, Inc.[h]	551,517
6,872	TransUnion	451,834
29,733	TriMas Corporation[h]	875,637
1,800	Tsubakimoto Chain Company	69,114
1,255	UniFirst Corporation	187,372
15,760	United Continental Holdings, Inc.[h]	1,347,638
2,789	United Parcel Service, Inc.	297,140
10,608	United Rentals, Inc.[h]	1,273,703
6,050	United Technologies Corporation	751,471
34,943	Univar, Inc.[h]	860,297
12,429	Universal Truckload Services, Inc.	337,696
7,248	Valmont Industries, Inc.	900,999
21,600	Verisk Analytics, Inc.[h]	2,588,544
4,782	Vinci SAi	425,593
10,149	WABCO Holdings, Inc.[h]	1,090,510
22,300	WageWorks, Inc.[h]	887,763
49,181	Waste Connections, Inc.	3,759,396
4,220	Watsco, Inc.	625,320
35,094	Willdan Group, Inc.[h]	1,059,839
5,813	XPO Logistics, Inc.[h]	519,566
1,100	Yuasa Trading Company, Ltd.	36,085

	Total	101,177,795

Information Technology (5.3%)
5,541	2U, Inc.[h]	348,584
14,323	Activision Blizzard, Inc.	989,003
2,121	Adobe, Inc.[h]	521,257
67,740	Advanced Micro Devices, Inc.[h]	1,233,545
48,163	Agilent Technologies, Inc.	3,120,481
23,545	Akamai Technologies, Inc.[h]	1,701,126
3,670	Alliance Data Systems Corporation	756,681
5,223	Amadeus IT Holding SA	420,578
10,554	Ambarella, Inc.[h,i]	367,068
3,285	American Software, Inc.	37,810
50,436	Amphenol Corporation	4,514,022
1,532	ANSYS, Inc.[h]	229,111
29,928	Apple, Inc.	6,550,042
15,128	Applied Materials, Inc.	497,409
7,463	Arista Networks, Inc.[h]	1,719,102
26,862	Arrow Electronics, Inc.[h]	1,818,826
4,039	Atkore International Group, Inc.[h]	77,791
7,140	Atlassian Corporation plc[h]	541,997
8,320	Autodesk, Inc.[h]	1,075,360
11,493	Automatic Data Processing, Inc.	1,655,911
10,479	Belden, Inc.	566,390
31,316	Benchmark Electronics, Inc.	683,628
51,662	Blackline, Inc.[h]	2,396,084
66,412	Booz Allen Hamilton Holding Corporation	3,290,050
11,800	Canon, Inc.	336,104
4,439	Capgemini SA	542,020
7,979	CDW Corporation	718,190
11,700	CEVA, Inc.[h]	288,288
11,181	CGI Group, Inc.[h]	690,505
79,328	Ciena Corporation[h]	2,479,793
116,270	Cisco Systems, Inc.	5,319,352
11,468	Cognex Corporation	491,289
1,880	Cognizant Technology Solutions Corporation	129,776
26,005	CoreLogic, Inc.[h]	1,056,323
955	CSG Systems International, Inc.	33,521
65,263	Dolby Laboratories, Inc.	4,490,747
6,183	Endurance International Group Holdings, Inc.[h]	61,026
7,733	Envestnet, Inc.[h]	402,271
4,890	Euronet Worldwide, Inc.[h]	543,670
58,070	EVERTEC, Inc.	1,514,466
1,000	ExlService Holdings, Inc.[h]	64,100
2,347	Fidelity National Information Services, Inc.	244,323
21,071	Fiserv, Inc.[h]	1,670,930
96,082	Flextronics International, Ltd.[h]	755,205
41,040	FLIR Systems, Inc.	1,900,562
23,044	Fortinet, Inc.[h]	1,893,756
20,870	Global Payments, Inc.	2,383,980
29,151	Guidewire Software, Inc.[h]	2,593,564
3,051	Halma plc	51,777
62,624	Keysight Technologies, Inc.[h]	3,574,578
23,800	Konica Minolta Holdings, Inc.	235,582
295	Kulicke and Soffa Industries, Inc.	5,997
7,100	Lam Research Corporation	1,006,283
43,737	M/A-COM Technology Solutions Holdings, Inc.[h,i]	615,380
4,299	ManTech International Corporation	246,247
27,013	MasterCard, Inc.	5,339,660
9,120	Maxim Integrated Products, Inc.	456,182
59,137	Microsoft Corporation	6,316,423
1,038	MicroStrategy, Inc.[h]	130,757
10,041	MoneyGram International, Inc.[h]	42,574
31,668	Monolithic Power Systems, Inc.	3,740,624
5,663	Monotype Imaging Holdings, Inc.	99,272
35,238	National Instruments Corporation	1,725,605
3,300	NEC Networks & System Integration Corporation	71,927
25,752	New Relic, Inc.[h]	2,298,366
10,056	Nice, Ltd. ADR[h]	1,065,333
9,033	Novanta, Inc.[h]	525,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (24.5%)	Value
Information Technology (5.3%) - continued
5,787	NVIDIA Corporation	$1,220,073
58,042	Oracle Corporation	2,834,771
8,210	Palo Alto Networks, Inc.[h]	1,502,758
30,449	PayPal Holdings, Inc.[h]	2,563,501
7,946	Pegasystems, Inc.	425,270
22,778	Plexus Corporation[h]	1,330,235
27,806	Proofpoint, Inc.[h]	2,528,956
40,569	Q2 Holdings, Inc.[h]	2,159,488
88,509	Quantenna Communications, Inc.[h]	1,589,622
14,102	Red Hat, Inc.[h]	2,420,467
15,131	Rogers Corporation[h]	1,862,021
20,810	Rudolph Technologies, Inc.[h]	432,640
1,100	Ryoyo Electro Corporation	15,775
62,309	SailPoint Technologies Holdings, Inc.[h]	1,622,526
22,436	Salesforce.com, Inc.[h]	3,079,117
6,511	ScanSource, Inc.[h]	253,148
110,198	Sequans Communications SA ADR[h]	115,708
10,422	ServiceNow, Inc.[h]	1,886,799
18,100	Shinko Electric Industries Company, Ltd.	126,016
2,207	Silicon Laboratories, Inc.[h]	179,937
105	Siltronic AG	9,616
8,917	SS&C Technologies Holdings, Inc.	456,194
39,020	Synopsys, Inc.[h]	3,493,461
8,749	Teradata Corporation[h]	318,464
9,991	Teradyne, Inc.	344,190
19,342	Texas Instruments, Inc.	1,795,518
600	Tokyo Seimitsu Company, Ltd.	14,428
641	Trimble, Inc.[h]	23,961
11,648	Tyler Technologies, Inc.[h]	2,465,416
1,948	Ultimate Software Group, Inc.[h]	519,395
6,338	Universal Display Corporation[i]	779,637
29,305	Verint Systems, Inc.[h]	1,338,359
1,573	VeriSign, Inc.[h]	224,215
52,840	Virtusa Corporation[h]	2,620,336
22,939	Visa, Inc.	3,162,141
40,920	Xilinx, Inc.	3,493,340
40,770	Zix Corporation[h]	274,790
23,700	Zuora, Inc.[h]	483,954

	Total	143,230,238

Materials (1.0%)
6,110	Alcoa Corporation[h]	213,789
5,415	Balchem Corporation	507,115
7,700	Ball Corporation	344,960
8,364	BASF SE	641,838
24,655	BHP Billiton plc	491,835
14,357	BHP Billiton, Ltd.	331,269
575	Canfor Corporation[h]	8,260
25,434	Celanese Corporation	2,465,572
6,850	CF Industries Holdings, Inc.	329,005
2,935	Coeur Mining, Inc.[h]	14,029
17,841	Continental Building Products, Inc.[h]	496,158
14,100	Daicel Corporation	149,164
4,440	Eastman Chemical Company	347,874
8,931	Evonik Industries AG	276,286
22,270	Ferroglobe Representation & Warranty Insurance Trust[e,h]	2
19,017	Freeport-McMoRan, Inc.	221,548
483	Fuchs Petrolub SE	22,358
6,417	Granges AB	67,841
853	Hexpol AB	7,894
1,300	Hitachi Chemical Company, Ltd.	20,491
1,500	Hokuetsu Corporation	7,165
15,372	Innospec, Inc.	1,028,694
6,041	International Paper Company	274,020
2,700	JSR Corporation	40,239
758	Koppers Holdings, Inc.[h]	20,276
14,600	Kuraray Company, Ltd.	200,539
6,300	Kyoei Steel, Ltd.	114,123
7,540	Martin Marietta Materials, Inc.	1,291,451
32,407	Mercer International, Inc.	492,910
5,076	Methanex Corporation	328,569
11,691	Minerals Technologies, Inc.	640,082
9,647	Mondi plc	227,176
19,599	Myers Industries, Inc.	310,840
15,870	Newmont Mining Corporation	490,700
6,500	Nippon Kayaku Company, Ltd.	77,358
4,500	Nippon Light Metal Holdings Company, Ltd.	9,489
22,100	Nippon Steel & Sumitomo Metal Corporation	407,660
13,215	Nucor Corporation	781,271
2,515	Olympic Steel, Inc.	47,433
52,871	OMNOVA Solutions, Inc.[h]	390,717
19,945	Owens-Illinois, Inc.[h]	312,538
3,442	Packaging Corporation of America	316,010
30,395	Reliance Steel & Aluminum Company	2,398,773
43	Rio Tinto, Ltd.	2,340
18,810	RPM International, Inc.	1,150,608
11,893	Ryerson Holding Corporation[h]	109,178
17,216	Sandfire Resources NL	81,403
200	Sanyo Special Steel Company, Ltd.	4,599
19,436	Schweitzer-Mauduit International, Inc.	620,397
17,953	Scotts Miracle-Gro Company	1,198,183
20,532	Sensient Technologies Corporation	1,331,706
9,892	Sonoco Products Company	539,905
2,570	SSAB AB, Class A	10,260
13,038	Steel Dynamics, Inc.	516,305
964	Stepan Company	79,617
1,700	Taiheiyo Cement Corporation	50,025
800	Taiyo Holdings Company, Ltd.	28,583
4,300	Toagosei Company, Ltd.	44,154
14,378	Trinseo SA	774,687
600	Ube Industries, Ltd.	13,070
5,926	United States Lime & Minerals, Inc.	444,509
17,142	UPM-Kymmene Oyj	551,091
6,371	Verso Corporation[h]	179,089
15,739	WestRock Company	676,305
13,952	Worthington Industries, Inc.	584,310
800	Yamato Kogyo Company, Ltd.	21,083

	Total	26,176,728

Real Estate (1.1%)
2,850	Alexandria Real Estate Equities, Inc.	348,356
5,313	Americold Realty Trust	131,497
16,609	Ares Commercial Real Estate Corporation	240,332
66,863	Armada Hoffler Properties, Inc.	1,001,608
1,618	Artis Real Estate Investment Trust	13,766
19,538	Ashford Hospitality Trust, Inc.	100,621
4,339	Bluerock Residential Growth REIT, Inc.	41,090
125,682	Brixmor Property Group, Inc.	2,036,048
4,060	Camden Property Trust	366,496
33,883	Catchmark Timber Trust, Inc.	299,865
125,994	Cedar Realty Trust, Inc.	474,997
29,362	Chatham Lodging Trust	572,559
10,811	City Office REIT, Inc.	119,137
42,613	Cousins Properties, Inc.	354,114

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (24.5%)	Value
Real Estate (1.1%) - continued
3,134	Crown Castle International Corporation	$340,791
14,046	CyrusOne, Inc.	747,669
3,200	Daito Trust Construction Company, Ltd.	421,883
3,040	Digital Realty Trust, Inc.	313,910
73,308	Douglas Emmett, Inc.	2,653,017
12,880	Duke Realty Corporation	355,102
40,862	Empire State Realty Trust, Inc.	648,071
14,373	Franklin Street Properties Corporation	100,036
2,112	Gaming and Leisure Properties, Inc.	71,153
4,388	Getty Realty Corporation	117,730
1,911	Gladstone Commercial Corporation	36,290
3,000	Hang Lung Properties, Ltd.	5,438
55,626	Highwoods Properties, Inc.	2,371,893
800	Hitachi High-Technologies Corporation	30,024
19,787	Hospitality Properties Trust	506,943
18,565	Host Hotels & Resorts, Inc.	354,777
129,488	Hudson Pacific Properties, Inc.	3,923,486
36,000	Hysan Development Company, Ltd.	168,829
97,910	Monmouth Real Estate Investment Corporation	1,464,734
31,952	National Storage Affiliates Trust	850,882
8,108	One Liberty Properties, Inc.	210,240
3,173	Outfront Media, Inc.	56,226
15,687	Paramount Group, Inc.	224,167
22,798	Physicians Realty Trust	377,991
3,799	Quebecor, Inc.	74,511
3,328	RE/MAX Holdings, Inc.	124,434
107,637	Retail Properties of America, Inc.	1,320,706
11,000	Road King Infrastructure, Ltd.	17,027
2,195	Saul Centers, Inc.	104,833
10,425	SBA Communications Corporation[h]	1,690,622
130,483	Spirit Realty Capital, Inc.	1,020,377
1,481	St. Joe Company[h]	22,496
4,000	Swire Pacific, Ltd.	41,555
20,652	Terreno Realty Corporation	773,004
34,225	Urstadt Biddle Properties, Inc.	681,420
73,218	Weyerhaeuser Company	1,949,795
25,900	Wing Tai Holdings, Ltd.	36,098

	Total	30,308,646

Utilities (0.5%)
2,358	ALLETE, Inc.	174,492
360	Alpha Natural Resources Holdings, Inc.[h]	12,600
1,357	ANR, Inc.[h]	47,495
7,158	Artesian Resources Corporation	261,911
90,403	Clearway Energy, Inc., Class A	1,755,626
17,359	Clearway Energy, Inc., Class C	340,410
5,611	Consolidated Water Company, Ltd.	69,015
4,370	Edison International, Inc.	303,234
16,727	Enagas SA	443,488
4,950	Entergy Corporation	415,552
365	IDACORP, Inc.	34,040
39,787	MDU Resources Group, Inc.	993,084
3,848	Middlesex Water Company	173,160
10,487	New Jersey Resources Corporation	472,964
6,482	NorthWestern Corporation	380,882
17,100	Osaka Gas Company, Ltd.	312,691
17,146	PG&E Corporation[h]	802,604
17,846	PNM Resources, Inc.	685,465
10,369	Portland General Electric Company	467,435
8,720	Public Service Enterprise Group, Inc.	465,910
6,830	Southwest Gas Holdings, Inc.	527,754
1,698	Spire, Inc.	123,241
58,647	UGI Corporation	3,111,810
993	Unitil Corporation	47,177

	Total	12,422,040

	Total Common Stock (cost $565,710,685)	661,795,863

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Asset-Backed Securities (0.7%)
	Access Group, Inc.
97,677	2.781%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,j	96,506
	Ares CLO, Ltd.
700,000	3.821%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2*,b	699,972
	Babson CLO, Ltd.
119,684	3.599%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	119,708
	Betony CLO, Ltd.
510,000	3.600%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1*,b	509,462
	Buttermilk Park CLO, Ltd.
1,150,000	3.738%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2*,b	1,149,961
	Carlyle Global Market Strategies CLO, Ltd.
750,000	3.782%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RR*,b	749,970
	Cent CLO 22, Ltd.
150,000	3.753%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	150,030
	Commonbond Student Loan Trust
234,844	2.781%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,j]	232,396
	Dryden Senior Loan Fund
650,000	3.810%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2*,b	649,988
	Earnest Student Loan Program, LLC
467,167	3.020%, 5/25/2034, Ser. 2016-B, Class A2[j]	461,880
	Edlinc Student Loan Funding Trust
47,354	5.330%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	47,902
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,425,000	3.900%, 8/25/2028, Ser. K081, Class A2[b]	1,435,044

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Asset-Backed Securities (0.7%) - continued
	Galaxy XX CLO, Ltd.
$450,000	3.469%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	$448,155
	Golub Capital Partners, Ltd.
500,000	3.610%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1*,b	499,988
416,000	3.669%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class AR*,b	417,253
	Harley Marine Financing, LLC
1,481,250	5.682%, 5/15/2043, Ser. 2018-1A, Class A2*	1,370,156
	Limerock CLO III, LLC
450,000	3.669%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	450,184
	Madison Park Funding XIV, Ltd.
275,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RR*,b	274,998
	Magnetite XII, Ltd.
450,000	3.536%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR*,b	449,994
	Morgan Stanley Capital I, Inc.
400,000	4.407%, 10/23/2051, Ser. 2018-L1, Class A4	413,188
	Mountain View CLO, Ltd.
300,000	3.556%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1R*,b	299,681
	Neuberger Berman CLO XIV, Ltd.
465,000	3.759%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	465,228
	Neuberger Berman CLO, Ltd.
100,000	3.649%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	100,123
	Octagon Investment Partners XVI, Ltd.
100,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2R*,b	99,668
	Octagon Investment Partners XX, Ltd.
375,000	3.468%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	375,107
	OZLM VIII, Ltd.
140,000	3.579%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	140,068
	PPM CLO, Ltd.
300,000	3.643%, (LIBOR 3M + 1.150%), 7/15/2031, Ser. 2018-1A, Class A*,b	299,657
	Race Point IX CLO, Ltd.
325,000	3.646%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	325,890
	Renaissance Home Equity Loan Trust
2,035,126	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[k]	1,432,367
1,120,284	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[k]	817,830
	SBA Small Business Investment Companies
1,300,000	3.548%, 9/11/2028, Ser. 2018-10B, Class 1	1,290,940
	Shackleton CLO, Ltd.
300,000	3.509%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1*,b	299,977
	SLM Student Loan Trust
248,921	2.681%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	245,253
113,714	2.801%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	113,971
	SoFi Consumer Loan Program, LLC
169,882	2.140%, 9/25/2026, Ser. 2017-5, Class A1[j]	169,084
	SoFi Professional Loan Program, LLC
90,304	2.420%, 3/25/2030, Ser. 2015-A, Class A2[j]	88,931
	Symphony CLO XV, Ltd.
401,739	3.629%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	401,916
	U.S. Residential Opportunity Fund Trust
234,031	3.352%, 11/27/2037, Ser. 2017-1III, Class Aj	231,700
	Verus Securitization Trust
505,266	3.677%, 6/1/2058, Ser. 2018-2, Class A1[b,j]	503,163
	Voya CLO 3, Ltd.
125,413	3.210%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,b	125,427

	Total	18,452,716

Basic Materials (0.2%)
	Alcoa Nederland Holding BV
300,000	6.750%, 9/30/2024[j]	315,000
	Anglo American Capital plc
12,000	4.125%, 9/27/2022[j]	11,966
320,000	4.875%, 5/14/2025[j]	315,491
	ArcelorMittal SA
247,000	6.125%, 6/1/2025[i]	264,050
	Braskem Netherlands Finance BV
500,000	4.500%, 1/10/2028[j]	461,875
	BWAY Holding Company
290,000	5.500%, 4/15/2024[j]	278,400
	CF Industries, Inc.
500,000	3.450%, 6/1/2023[i]	475,000
	Chemours Company
290,000	5.375%, 5/15/2027	269,700
	E.I. du Pont de Nemours and Company
12,000	2.200%, 5/1/2020	11,853

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Basic Materials (0.2%) - continued
	First Quantum Minerals, Ltd.
$60,000	7.000%, 2/15/2021[j]	$58,687
195,000	7.500%, 4/1/2025[j]	174,037
	FMG Resources Property, Ltd.
30,000	5.125%, 5/15/2024[j]	28,500
	Georgia-Pacific, LLC
90,000	2.539%, 11/15/2019[j]	89,318
	Glencore Funding, LLC
84,000	4.125%, 5/30/2023[j]	82,996
115,000	4.000%, 3/27/2027[j]	105,763
	International Paper Company
230,000	4.350%, 8/15/2048	197,265
	Kinross Gold Corporation
6,000	5.125%, 9/1/2021	6,129
168,000	5.950%, 3/15/2024	171,780
265,000	4.500%, 7/15/2027	237,175
	LyondellBasell Industries NV
8,000	5.000%, 4/15/2019	8,030
	Novelis Corporation
100,000	5.875%, 9/30/2026[j]	94,250
	Olin Corporation
340,000	5.125%, 9/15/2027[i]	316,625
	Peabody Securities Finance Corporation
280,000	6.375%, 3/31/2025[j]	280,000
	Platform Specialty Products Corporation
240,000	5.875%, 12/1/2025[j]	227,400
	Sherwin-Williams Company
12,000	2.250%, 5/15/2020	11,795
207,000	3.125%, 6/1/2024	196,445
	Steel Dynamics, Inc.
230,000	5.000%, 12/15/2026	224,825
	Syngenta Finance NV
275,000	3.933%, 4/23/2021[j]	273,617
	Teck Resources, Ltd.
395,000	6.125%, 10/1/2035	399,938
	United States Steel Corporation
375,000	6.250%, 3/15/2026	353,438
	Vale Overseas, Ltd.
130,000	4.375%, 1/11/2022	130,728
130,000	6.250%, 8/10/2026	138,775
160,000	6.875%, 11/21/2036	177,646
130,000	6.875%, 11/10/2039	145,925
	Westlake Chemical Corporation
168,000	3.600%, 8/15/2026	155,438
	WestRock Company
215,000	3.750%, 3/15/2025[j]	206,923
	Xstrata Finance Canada, Ltd.
9,000	4.950%, 11/15/2021[j]	9,236

	Total	6,906,019

Capital Goods (0.3%)
	AECOM
415,000	5.875%, 10/15/2024	422,262
	Ardagh Packaging Finance plc
290,000	6.000%, 2/15/2025[j]	271,875
	Ashtead Capital, Inc.
290,000	4.125%, 8/15/2025[j]	268,975
	Boeing Company
250,000	3.850%, 11/1/2048	231,346
	Bombardier, Inc.
390,000	7.500%, 3/15/2025[j]	389,883
	Building Materials Corporation of America
310,000	6.000%, 10/15/2025[j]	304,962
	Cemex SAB de CV
320,000	6.125%, 5/5/2025[j]	317,600
	Cemex SAB de CV
60,000	5.700%, 1/11/2025[j]	58,632
	Cintas Corporation No. 2
9,000	2.900%, 4/1/2022	8,766
135,000	3.700%, 4/1/2027	130,205
	CNH Industrial Capital, LLC
200,000	4.875%, 4/1/2021	204,330
	CNH Industrial NV
250,000	3.850%, 11/15/2027	231,013
	Covanta Holding Corporation
400,000	6.000%, 1/1/2027	386,000
	Crown Americas Capital Corporation IV
320,000	4.500%, 1/15/2023	313,600
	Crown Cork & Seal Company, Inc.
280,000	7.375%, 12/15/2026	299,600
	General Electric Company
16,000	5.000%, 1/21/2021[b,l]	14,760
	H&E Equipment Services, Inc.
190,000	5.625%, 9/1/2025	180,975
	Huntington Ingalls Industries, Inc.
300,000	3.483%, 12/1/2027	277,794
	L3 Technologies, Inc.
333,000	3.950%, 5/28/2024	327,975
	Lockheed Martin Corporation
70,000	2.500%, 11/23/2020	68,736
184,000	3.600%, 3/1/2035	166,443
168,000	4.500%, 5/15/2036	169,528
46,000	6.150%, 9/1/2036	54,208
	Northrop Grumman Corporation
320,000	3.850%, 4/15/2045	279,523
	Owens-Brockway Glass Container, Inc.
425,000	5.000%, 1/15/2022[j]	419,687
	Republic Services, Inc.
130,000	2.900%, 7/1/2026	120,058
	Reynolds Group Issuer, Inc.
390,000	5.125%, 7/15/2023[j]	381,713
	Rockwell Collins, Inc.
345,000	2.800%, 3/15/2022	334,419
	Roper Technologies, Inc.
126,000	2.800%, 12/15/2021	122,695
70,000	3.650%, 9/15/2023	69,376
116,000	4.200%, 9/15/2028	113,865
	Siemens Financieringsmaatschappij NV
362,000	4.200%, 3/16/2047[j]	348,786
	Standard Industries, Inc.
150,000	5.500%, 2/15/2023[j]	147,000
	Textron, Inc.
150,000	7.250%, 10/1/2019	155,085
300,000	3.375%, 3/1/2028	272,978

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Capital Goods (0.3%) - continued
	United Rentals North America, Inc.
$315,000	5.500%, 7/15/2025	$306,928
	United Technologies Corporation
450,000	4.450%, 11/16/2038	434,662
230,000	4.050%, 5/4/2047	201,342

	Total	8,807,585

Collateralized Mortgage Obligations (0.6%)
	Ajax Mortgage Loan Trust
750,000	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,j	748,765
	Angel Oak Mortgage Trust I, LLC
75,885	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	75,946
1,601,587	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,j]	1,598,394
	Banc of America Alternative Loan Trust
30,591	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	27,284
	Bayview Opportunity Master Fund Trust
390,808	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,j	386,533
	CHL Mortgage Pass-Through Trust
1,852,103	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,578,364
	CIM Trust
1,181,879	5.000%, 12/25/2057, Ser. 2018-R3, Class A1*,b	1,223,006
	Citigroup Mortgage Loan Trust, Inc.
135,516	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	135,099
15,427	3.902%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	13,009
	COLT Mortgage Loan Trust
343,724	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,j	341,404
	Countrywide Alternative Loan Trust
111,200	4.025%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	97,510
143,598	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	91,379
84,547	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	80,399
410,063	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	342,335
406,730	7.000%, 10/25/2037, Ser. 2007-24, Class A10	252,970
	Countrywide Home Loan Mortgage Pass Through Trust
68,030	4.060%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	60,694
	Countrywide Home Loans, Inc.
147,550	5.750%, 4/25/2037, Ser. 2007-3, Class A27	118,608
	Credit Suisse First Boston Mortgage Securities Corporation
26,312	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	25,899
	Credit Suisse Mortgage Trust
897,028	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,j]	895,857
	Deutsche Alt-A Securities Mortgage Loan Trust
102,474	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	92,729
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
32,392	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	34,439
	Federal Home Loan Mortgage Corporation
535,768	4.000%, 7/15/2031, Ser. 4104, Class KIm	62,756
296,244	3.000%, 2/15/2033, Ser. 4170, Class IGm	32,880
	Federal National Mortgage Association
580,350	3.500%, 1/25/2033, Ser. 2012-150, Class YIm	74,085
	Impac Secured Assets Trust
662,880	2.521%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	557,022
	J.P. Morgan Alternative Loan Trust
97,500	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	84,726
	J.P. Morgan Mortgage Trust
207,782	4.225%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	181,282
396,005	2.661%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	216,049
453,854	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	265,137
	MASTR Alternative Loans Trust
117,363	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	118,428
233,694	2.731%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	114,601
	Merrill Lynch Alternative Note Asset Trust
116,005	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	91,138
	Mill City Mortgage Loan Trust
692,633	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,j]	687,458
	MortgageIT Trust
1,190,896	2.481%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	1,057,422
	Preston Ridge Partners Mortgage Trust, LLC
596,023	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,k	589,284
	Pretium Mortgage Credit Partners, LLC
321,910	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[j,k]	318,418
	Residential Accredit Loans, Inc. Trust
41,655	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	40,193

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Collateralized Mortgage Obligations (0.6%) - continued
$679,647	2.831%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	$538,884
	Residential Funding Mortgage Security I Trust
44,802	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	42,188
	Sequoia Mortgage Trust
263,707	3.984%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	218,551
	Structured Adjustable Rate Mortgage Loan Trust
53,044	4.268%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	42,612
	Structured Asset Mortgage Investments, Inc.
85,246	2.591%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	81,623
	Towd Point Mortgage Trust
290,575	2.887%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,j]	290,251
	Verus Securitization Trust
245,811	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,b	243,737
371,750	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	362,742
	WaMu Mortgage Pass Through Certificates
64,023	3.867%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	61,888
138,073	3.876%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	133,705
76,617	2.686%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	72,525
	Wells Fargo Mortgage Backed Securities Trust
17,973	5.500%, 11/25/2021, Ser. 2006-17, Class A1	17,950
26,847	4.083%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	27,322
24,727	4.219%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	24,647
20,778	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	20,621

	Total	14,890,748

Commercial Mortgage-Backed Securities (0.5%)
	BANK 2018-BNK13
1,050,000	4.217%, 8/15/2061, Ser. 2018-BN13, Class A5	1,061,865
	Benchmark 2018-B5 Mortgage Trust
1,150,000	4.208%, 7/15/2051, Ser. 2018-B5, Class A4	1,163,922
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	734,253
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
750,000	3.900%, 4/25/2028, Ser. K076, Class A2[n]	758,464
	Federal National Mortgage Association - ACES
475,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[b]	436,650
700,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[b]	658,091
950,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	898,057
825,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[b]	777,906
	Federal National Mortgage Association Grantor Trust
923,973	2.898%, 6/25/2027, Ser. 2017-T1, Class An	860,251
	GS Mortgage Securities Trust
500,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	503,093
700,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	696,998
825,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	794,615
800,000	3.470%, 11/10/2048, Ser. 2015-GS1, Class A2	779,972
	Morgan Stanley Bank of America Merrill Lynch Trust
400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	388,429
	Morgan Stanley Capital I, Inc.
1,300,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	1,310,604
	UBS Commercial Mortgage Trust
583,576	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	581,519
900,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	909,793
	WFRBS Commercial Mortgage Trust
447,468	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	437,175

	Total	13,751,657

Communications Services (0.6%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	192,528
435,000	6.400%, 12/15/2035	530,074
	AMC Networks, Inc.
255,000	5.000%, 4/1/2024	243,895
	America Movil SAB de CV
98,000	5.000%, 10/16/2019	99,470
	American Tower Corporation
10,000	2.800%, 6/1/2020	9,895
210,000	3.300%, 2/15/2021	208,249
	AT&T, Inc.
73,000	5.875%, 10/1/2019	74,761
6,000	5.200%, 3/15/2020	6,146
60,000	3.316%, (LIBOR 3M + 0.930%), 6/30/2020[b]	60,535
135,000	3.800%, 3/1/2024	132,506

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Communications Services (0.6%) - continued
$118,000	4.100%, 2/15/2028[j]	$112,303
97,000	4.300%, 2/15/2030[j]	91,155
180,000	5.250%, 3/1/2037	172,178
180,000	4.900%, 8/15/2037[j]	165,104
126,000	6.350%, 3/15/2040	133,382
125,000	5.550%, 8/15/2041	120,681
95,000	4.750%, 5/15/2046	82,465
330,000	5.450%, 3/1/2047	313,038
	British Sky Broadcasting Group plc
184,000	3.125%, 11/26/2022[j]	179,815
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[j]	403,500
	CCOH Safari, LLC
60,000	5.750%, 2/15/2026[j]	59,400
	CenturyLink, Inc.
315,000	6.450%, 6/15/2021	322,087
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	79,767
5,000	4.464%, 7/23/2022	5,056
200,000	4.500%, 2/1/2024	200,241
250,000	4.200%, 3/15/2028	234,228
640,000	6.484%, 10/23/2045	654,119
	Clear Channel Worldwide Holdings, Inc.
330,000	6.500%, 11/15/2022	335,016
	Comcast Corporation
400,000	4.950%, 10/15/2058	391,875
225,000	4.049%, 11/1/2052	192,139
12,000	1.625%, 1/15/2022	11,302
140,000	2.750%, 3/1/2023	134,973
	3.038%, (LIBOR 3M +
70,000	0.630%), 4/15/2024[b]	69,607
245,000	3.950%, 10/15/2025	244,314
400,000	4.250%, 10/15/2030	395,125
360,000	4.400%, 8/15/2035	342,214
243,000	4.750%, 3/1/2044	237,494
150,000	4.600%, 8/15/2045	143,402
	Cox Communications, Inc.
250,000	3.350%, 9/15/2026[j]	230,009
92,000	4.600%, 8/15/2047[j]	81,896
	Crown Castle International Corporation
201,000	3.400%, 2/15/2021	199,737
371,000	5.250%, 1/15/2023	386,927
184,000	3.200%, 9/1/2024	173,787
	CSC Holdings, LLC
40,000	5.500%, 4/15/2027[j]	38,400
	Digicel, Ltd.
533,677	6.000%, 4/15/2021*,i	484,312
	Discovery Communications, LLC
230,000	4.900%, 3/11/2026	232,628
380,000	5.000%, 9/20/2037	354,575
	Gray Television, Inc.
295,000	5.875%, 7/15/2026[j]	283,109
	Intelsat Jackson Holdings SA
200,000	8.500%, 10/15/2024[j]	196,500
	Level 3 Communications, Inc.
360,000	5.375%, 1/15/2024	356,400
	Level 3 Financing, Inc.
130,000	5.375%, 5/1/2025	126,913
30,000	5.250%, 3/15/2026	28,800
	Meredith Corporation
25,000	6.875%, 2/1/2026[j]	25,000
	Moody’s Corporation
122,000	2.750%, 12/15/2021	119,005
	Neptune Finco Corporation
345,000	10.875%, 10/15/2025[j]	398,044
	Netflix, Inc.
400,000	4.875%, 4/15/2028[j]	367,000
	Nexstar Escrow Corporation
138,000	5.625%, 8/1/2024[j]	131,790
	Omnicom Group, Inc.
85,000	3.600%, 4/15/2026	79,937
	Orange SA
10,000	1.625%, 11/3/2019	9,842
	SES Global Americas Holdings GP
135,000	2.500%, 3/25/2019[j]	134,623
	Sprint Communications, Inc.
230,000	6.000%, 11/15/2022	232,156
	Sprint Corporation
325,000	7.625%, 2/15/2025	337,594
	Telecom Italia SPA
260,000	5.303%, 5/30/2024[j]	245,050
	Telefonica Emisiones SAU
275,000	4.665%, 3/6/2038	246,514
	Time Warner Entertainment Company, LP
160,000	8.375%, 3/15/2023	184,419
	Verizon Communications, Inc.
280,000	3.500%, 11/1/2021	280,079
378,000	5.150%, 9/15/2023	401,143
385,000	3.376%, 2/15/2025	371,741
	3.414%, (LIBOR 3M + 1.100%),
90,000	5/15/2025[b]	90,464
117,000	4.272%, 1/15/2036	107,498
368,000	4.862%, 8/21/2046	352,113
278,000	4.522%, 9/15/2048	252,149
	Viacom, Inc.
99,000	4.250%, 9/1/2023	98,856
200,000	6.875%, 4/30/2036	220,855
126,000	5.850%, 9/1/2043	125,784
	Virgin Media Secured Finance plc
285,000	5.250%, 1/15/2026[j]	265,763
	Windstream Services, LLC
280,000	8.625%, 10/31/2025[j]	261,800

	Total	15,897,251

Consumer Cyclical (0.5%)
	Allison Transmission, Inc.
50,000	5.000%, 10/1/2024[j]	48,531
	Amazon.com, Inc.
115,000	3.150%, 8/22/2027	108,319
230,000	3.875%, 8/22/2037	216,584
138,000	4.050%, 8/22/2047	129,270
	American Honda Finance Corporation
204,000	2.000%, 2/14/2020	201,117
	Aptiv plc
210,000	3.150%, 11/19/2020	207,646
	Brookfield Residential Properties, Inc.
60,000	6.125%, 7/1/2022[j]	58,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Consumer Cyclical (0.5%) - continued
	Cinemark USA, Inc.
$488,000	4.875%, 6/1/2023	$476,410
	D.R. Horton, Inc.
228,000	2.550%, 12/1/2020	222,677
	Daimler Finance North America, LLC
168,000	3.140%, (LIBOR 3M + 0.620%), 10/30/2019[b,j]	168,659
250,000	2.891%, (LIBOR 3M + 0.550%), 5/4/2021[b,j]	250,120
395,000	Delphi Jersey Holdings plc 5.000%, 10/1/2025[j]	356,487
	Ford Motor Credit Company, LLC
200,000	2.943%, 1/8/2019	199,958
182,000	2.262%, 3/28/2019	181,377
14,000	2.597%, 11/4/2019	13,834
84,000	2.459%, 3/27/2020	82,297
63,000	3.200%, 1/15/2021	61,480
9,000	3.336%, 3/18/2021	8,792
130,000	3.656%, (LIBOR 3M + 1.270%), 3/28/2022[b]	128,417
350,000	2.979%, 8/3/2022	328,309
	General Motors Company
375,000	3. 227%, ( LIBOR 3M + 0.900%), 9/10/2021[b]	374,458
475,000	5.000%, 10/1/2028	454,509
	General Motors Financial Company, Inc.
9,000	2.650%, 4/13/2020	8,904
70,000	3. 366%, ( LIBOR 3M + 0.930%), 4/13/2020[b]	70,324
126,000	3.700%, 11/24/2020	125,759
84,000	4.200%, 3/1/2021	84,407
275,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	274,981
9,000	4.375%, 9/25/2021	9,078
235,000	3.150%, 6/30/2022	225,585
84,000	3.950%, 4/13/2024	80,712
135,000	4.300%, 7/13/2025	129,125
	Home Depot, Inc.
10,000	2.625%, 6/1/2022	9,764
215,000	5.400%, 9/15/2040	241,767
126,000	4.250%, 4/1/2046	121,155
230,000	3.900%, 6/15/2047	209,262
	Hyundai Capital America
226,000	2.550%, 4/3/2020[j]	221,882
6,000	2.750%, 9/18/2020[j]	5,879
126,000	3.000%, 10/30/2020[j]	124,008
	Jaguar Land Rover Automotive plc
275,000	5.625%, 2/1/2023[j]	261,937
	KB Home
162,000	4.750%, 5/15/2019	162,535
	L Brands, Inc.
275,000	5.625%, 2/15/2022	279,125
27,000	6.694%, 1/15/2027	25,380
	Landry’s, Inc.
300,000	6.750%, 10/15/2024[j]	299,250
	Lear Corporation
175,000	5.250%, 1/15/2025	179,272
	Lennar Corporation
9,000	2.950%, 11/29/2020	8,752
215,000	4.125%, 1/15/2022	209,904
60,000	4.750%, 11/15/2022	59,412
475,000	4.875%, 12/15/2023	463,719
145,000	4.500%, 4/30/2024	138,566
	Live Nation Entertainment, Inc.
20,000	5.375%, 6/15/2022[j]	20,150
210,000	4.875%, 11/1/2024[j]	201,075
185,000	5.625%, 3/15/2026[j]	185,000
	Macy’s Retail Holdings, Inc.
348,000	2.875%, 2/15/2023[i]	325,024
	Mastercard, Inc.
320,000	3.950%, 2/26/2048	302,185
	McDonald’s Corporation
125,000	2.750%, 12/9/2020	123,615
180,000	2.625%, 1/15/2022	175,072
275,000	4.450%, 3/1/2047	257,167
	MGM Resorts International
390,000	6.000%, 3/15/2023	395,850
30,000	5.750%, 6/15/2025	29,250
	Navistar International Corporation
375,000	6.625%, 11/1/2025[j]	382,500
	New Red Finance, Inc.
340,000	4.250%, 5/15/2024[i,j]	318,750
	Nissan Motor Acceptance Corporation
9,000	2.000%, 3/8/2019[j]	8,973
150,000	2.150%, 9/28/2020[j]	146,294
	Prime Security Services Borrower, LLC
348,000	9.250%, 5/15/2023[j]	367,732
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	9,886
	Scientific Games International, Inc.
335,000	5.000%, 10/15/2025[j]	311,550
	Six Flags Entertainment Corporation
300,000	4.875%, 7/31/2024[j]	283,500
	Toll Brothers Finance Corporation
74,000	4.000%, 12/31/2018	73,815
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,796
	VOC Escrow, Ltd.
345,000	5.000%, 2/15/2028[j]	324,300
	Volkswagen Group of America Finance, LLC
8,000	2.450%, 11/20/2019[j]	7,920
	Wabash National Corporation
475,000	5.500%, 10/1/2025[j]	427,500
	Yum! Brands, Inc.
60,000	5.000%, 6/1/2024[j]	59,175

	Total	13,054,574

Consumer Non-Cyclical (0.8%)
	Abbott Laboratories
230,000	2.900%, 11/30/2021	225,883
12,000	2.550%, 3/15/2022	11,608
80,000	3.400%, 11/30/2023	79,143
79,000	3.750%, 11/30/2026	77,787
381,000	4.750%, 11/30/2036	387,281
185,000	4.900%, 11/30/2046	190,813
	AbbVie, Inc.
302,000	2.500%, 5/14/2020	298,053
6,000	2.900%, 11/6/2022	5,809
210,000	3.600%, 5/14/2025	200,376
105,000	4.700%, 5/14/2045	94,927

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Consumer Non-Cyclical (0.8%) - continued
	Albertsons Companies, LLC
$35,000	6.625%, 6/15/2024	$33,075
	Altria Group, Inc.
84,000	2.850%, 8/9/2022	81,638
105,000	2.625%, 9/16/2026	94,386
	Amgen, Inc.
276,000	2.200%, 5/11/2020	271,716
84,000	2.700%, 5/1/2022	81,427
11,000	2.650%, 5/11/2022	10,628
125,000	3.125%, 5/1/2025	118,290
	Anheuser-Busch InBev Finance, Inc.
105,000	3.603%, (LIBOR 3M + 1.260%), 2/1/2021[b]	107,235
6,000	3.300%, 2/1/2023	5,849
484,000	3.650%, 2/1/2026	459,355
336,000	4.700%, 2/1/2036	320,412
	Anheuser-Busch InBev Worldwide, Inc.
550,000	4.750%, 4/15/2058	487,469
	3.165%, (LIBOR 3M + 0.740%),
170,000	1/12/2024[b]	169,906
290,000	4.375%, 4/15/2038	263,303
290,000	4.600%, 4/15/2048	261,087
	BAT Capital Corporation
92,000	2.297%, 8/14/2020[j]	90,025
138,000	3.222%, 8/15/2024[j]	130,238
184,000	4.540%, 8/15/2047[j]	160,215
	Baxalta, Inc.
118,000	4.000%, 6/23/2025	115,020
	Bayer U.S. Finance II, LLC
330,000	4.250%, 12/15/2025[j]	324,194
375,000	4.875%, 6/25/2048[j]	349,653
	Bayer US Finance, LLC
10,000	2.375%, 10/8/2019[j]	9,921
	Becton, Dickinson and Company
12,000	3.125%, 11/8/2021	11,803
196,000	3.734%, 12/15/2024	190,004
425,000	3.700%, 6/6/2027	399,171
138,000	4.669%, 6/6/2047	129,331
	Boston Scientific Corporation
80,000	6.000%, 1/15/2020	82,464
125,000	3.850%, 5/15/2025	123,282
275,000	4.000%, 3/1/2028	268,488
126,000	7.375%, 1/15/2040	161,428
	Bunge, Ltd. Finance Corporation
80,000	3.500%, 11/24/2020	79,828
	Celgene Corporation
370,000	2.875%, 8/15/2020	366,111
	Church & Dwight Company, Inc.
50,000	2.450%, 12/15/2019	49,641
	Clorox Company
300,000	3.100%, 10/1/2027	277,929
	Conagra Brands, Inc.
215,000	3.800%, 10/22/2021	215,499
230,000	4.300%, 5/1/2024	230,354
	Constellation Brands, Inc.
210,000	3.600%, 2/15/2028	193,780
	CVS Caremark Corporation
40,000	4.000%, 12/5/2023	39,778
	CVS Health Corporation
52,000	3.350%, 3/9/2021	51,772
6,000	2.750%, 12/1/2022	5,735
104,000	3.700%, 3/9/2023	$102,753
270,000	4.100%, 3/25/2025	266,858
550,000	4.875%, 7/20/2035	534,689
545,000	4.780%, 3/25/2038	522,085
330,000	5.050%, 3/25/2048	321,698
	EMD Finance, LLC
96,000	2.950%, 3/19/2022[j]	93,373
	Energizer Holdings, Inc.
320,000	5.500%, 6/15/2025[j]	311,200
	Express Scripts Holding Company
6,000	4.750%, 11/15/2021	6,174
84,000	3.000%, 7/15/2023	80,579
425,000	4.800%, 7/15/2046	399,362
	Forest Laboratories, LLC
52,000	4.875%, 2/15/2021[j]	53,124
	Grupo Bimbo SAB de CV
200,000	4.700%, 11/10/2047[j]	175,450
	Halfmoon Parent, Inc.
	3. 326%, ( LIBOR 3M +
45,000	0.890%), 7/15/2023[b,j]	44,964
320,000	4.125%, 11/15/2025[j]	316,334
400,000	4.800%, 8/15/2038[j]	386,155
	HCA, Inc.
23,677	4.750%, 5/1/2023	23,914
205,000	5.250%, 6/15/2026	208,587
125,000	4.500%, 2/15/2027	121,563
	Imperial Tobacco Finance plc
170,000	2.950%, 7/21/2020[j]	167,808
	JBS USA, LLC
335,000	5.750%, 6/15/2025[j]	324,113
	Kellogg Company
400,000	3.250%, 5/14/2021	397,193
	Kimberly-Clark Corporation
230,000	3.900%, 5/4/2047	213,110
	Kraft Foods Group, Inc.
168,000	5.000%, 6/4/2042	154,160
	Kraft Heinz Foods Company
10,000	5.375%, 2/10/2020	10,262
400,000	3.375%, 6/15/2021	398,783
	Kroger Company
115,000	2.800%, 8/1/2022	111,326
	Laboratory Corporation of America Holdings
60,000	2.625%, 2/1/2020	59,481
	Maple Escrow Subsidiary, Inc.
275,000	3.551%, 5/25/2021[j]	273,718
	Mead Johnson Nutrition Company
94,000	3.000%, 11/15/2020	93,342
	Medtronic Global Holdings SCA
12,000	1.700%, 3/28/2019	11,952
	Medtronic, Inc.
665,000	4.375%, 3/15/2035	661,672
90,000	4.625%, 3/15/2045	91,013
	Merck & Company, Inc.
	2.716%, (LIBOR 3M + 0.375%),
65,000	2/10/2020[b]	65,170
30,000	3.700%, 2/10/2045	27,297
	Mondelez International Holdings Netherlands BV
200,000	2.000%, 10/28/2021[j]	190,376

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

MODERATELY AGGRESSIVE ALLOCATION FUN

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Consumer Non-Cyclical (0.8%) - continued
	Mondelez International, Inc.
$91,000	2.863%, (LIBOR 3M + 0.520%), 2/1/2019[b]	$91,083
	Mylan NV
84,000	5.250%, 6/15/2046	72,339
	Mylan, Inc.
45,000	3.125%, 1/15/2023[j]	42,441
175,000	4.550%, 4/15/2028[j]	161,954
	Nestle Holdings, Inc.
650,000	3.900%, 9/24/2038[j]	615,395
	Newell Rubbermaid, Inc.
2,000	3.150%, 4/1/2021	1,959
126,000	5.500%, 4/1/2046	108,606
	PepsiCo, Inc.
12,000	2.938%, (LIBOR 3M + 0.530%), 10/6/2021[b]	12,143
168,000	2.850%, 2/24/2026	157,236
	Pernod Ricard SA
10,000	5.750%, 4/7/2021[j]	10,472
	Perrigo Finance Unlimited Company
360,000	4.900%, 12/15/2044	316,443
	Pilgrim’s Pride Corporation
335,000	5.750%, 3/15/2025[j]	312,388
	Post Holdings, Inc.
290,000	5.500%, 3/1/2025[j]	280,394
	Reynolds American, Inc.
6,000	3.250%, 6/12/2020	5,980
257,000	5.700%, 8/15/2035	263,810
	Roche Holdings, Inc.
130,000	4.000%, 11/28/2044[j]	125,352
	Shire Acquisitions Investments Ireland Designated Activity Company
10,000	1.900%, 9/23/2019	9,877
276,000	2.400%, 9/23/2021	265,254
	Simmons Foods, Inc.
365,000	5.750%, 11/1/2024[i,j]	268,275
	Smithfield Foods, Inc.
224,000	2.700%, 1/31/2020[j]	220,153
165,000	2.650%, 10/3/2021[j]	157,029
	Tenet Healthcare Corporation
360,000	8.125%, 4/1/2022	374,850
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.200%, 7/21/2021	9,337
	Thermo Fisher Scientific, Inc.
63,000	3.000%, 4/15/2023	60,722
	TreeHouse Foods, Inc.
225,000	4.875%, 3/15/2022	222,188
	Tyson Foods, Inc.
92,000	3.550%, 6/2/2027	85,763
	VRX Escrow Corporation
570,000	6.125%, 4/15/2025[j]	524,229
	Zimmer Biomet Holdings, Inc.
340,000	3.089%, (LIBOR 3M + 0.750%), 3/19/2021[b]	340,178
	Zoetis, Inc.
9,000	3.450%, 11/13/2020	9,010
288,000	4.700%, 2/1/2043	282,991

	Total	21,020,609

Energy (0.7%)
	Alliance Resource Operating Partners, LP
315,000	7.500%, 5/1/2025[j]	326,812
	Anadarko Petroleum Corporation
9,000	8.700%, 3/15/2019	9,179
275,000	4.850%, 3/15/2021	280,962
330,000	5.550%, 3/15/2026	343,363
	Antero Resources Corporation
330,000	5.125%, 12/1/2022	327,731
	BP Capital Markets plc
6,000	2.315%, 2/13/2020	5,937
252,000	3.535%, 11/4/2024	248,133
45,000	3.119%, 5/4/2026	42,348
350,000	3.279%, 9/19/2027	329,587
	Buckeye Partners, LP
120,000	2.650%, 11/15/2018	119,975
	Canadian Natural Resources, Ltd.
200,000	3.450%, 11/15/2021	198,112
85,000	6.250%, 3/15/2038	95,751
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[j]	140,937
	Cenovus Energy, Inc.
191,000	3.800%, 9/15/2023	186,707
	Cheniere Corpus Christi Holdings, LLC
340,000	7.000%, 6/30/2024	367,625
255,000	5.875%, 3/31/2025	262,012
	Cheniere Energy Partners, LP
475,000	5.625%, 10/1/2026[j]	467,875
	Chesapeake Energy Corporation
195,000	7.000%, 10/1/2024	190,612
	ConocoPhillips
230,000	6.500%, 2/1/2039	287,485
	Continental Resources, Inc.
189,000	5.000%, 9/15/2022	190,702
350,000	4.375%, 1/15/2028	338,420
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023	40,800
	El Paso Pipeline Partners Operating Company, LLC
135,000	4.300%, 5/1/2024	135,296
	Enbridge Energy Partners, LP
230,000	5.875%, 10/15/2025	250,289
	Enbridge, Inc.
175,000	2.900%, 7/15/2022	168,936
	Encana Corporation
47,000	3.900%, 11/15/2021	46,952
	Energy Transfer Equity, LP
335,000	5.500%, 6/1/2027	340,544
	Energy Transfer Operating, LP
75,000	4.200%, 9/15/2023	74,667
330,000	6.000%, 6/15/2048	325,128
	Energy Transfer Partners, LP
10,000	4.150%, 10/1/2020	10,085
	Energy Transfer Partners, LP
90,000	4.900%, 3/15/2035	80,972
125,000	5.150%, 2/1/2043	110,187
	Eni SPA
375,000	4.000%, 9/12/2023[j]	367,061
	EnLink Midstream Partners, LP
85,000	4.150%, 6/1/2025	79,016

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Energy (0.7%) - continued
$63,000	4.850%, 7/15/2026	$59,689
	Enterprise Products Operating, LLC
48,000	5.100%, 2/15/2045	47,755
	EOG Resources, Inc.
10,000	2.625%, 3/15/2023	9,580
	EQM Midstream Partners LP
350,000	4.750%, 7/15/2023	352,931
	EQT Corporation
63,000	8.125%, 6/1/2019	64,735
150,000	4.875%, 11/15/2021	153,547
274,000	3.900%, 10/1/2027	249,340
	Exxon Mobil Corporation
10,000	1.708%, 3/1/2019	9,969
70,000	4.114%, 3/1/2046	67,520
	Hess Corporation
435,000	3.500%, 7/15/2024	410,137
150,000	6.000%, 1/15/2040	147,744
	Kinder Morgan Energy Partners, LP
130,000	3.500%, 3/1/2021	129,410
12,000	3.450%, 2/15/2023	11,703
225,000	6.500%, 9/1/2039	245,292
	Kinder Morgan, Inc.
255,000	6.500%, 9/15/2020	267,721
	Magellan Midstream Partners, LP
120,000	5.000%, 3/1/2026	125,464
	Marathon Oil Corporation
132,000	2.700%, 6/1/2020	130,210
325,000	6.600%, 10/1/2037	368,956
	Marathon Petroleum Corporation
75,000	3.400%, 12/15/2020	74,973
276,000	4.750%, 12/15/2023[j]	284,329
184,000	6.500%, 3/1/2041	206,471
	MEG Energy Corporation
10,000	6.375%, 1/30/2023[j]	9,638
	MPLX, LP
9,000	4.500%, 7/15/2023	9,136
276,000	4.875%, 6/1/2025	281,400
130,000	4.125%, 3/1/2027	124,039
	Nabors Industries, Inc.
300,000	5.750%, 2/1/2025	276,895
	Newfield Exploration Company
250,000	5.625%, 7/1/2024	257,500
	ONEOK Partners, LP
165,000	3.800%, 3/15/2020	165,498
	Parsley Energy, LLC
160,000	5.625%, 10/15/2027[j]	157,723
	PBF Holding Company, LLC
285,000	7.250%, 6/15/2025	293,550
	Petrobras Global Finance BV
149,000	8.375%, 5/23/2021	162,537
	Petroleos Mexicanos
175,000	6.000%, 3/5/2020	177,405
10,000	6.375%, 2/4/2021	10,232
52,000	2.378%, 4/15/2025	50,544
110,000	6.750%, 9/21/2047	94,754
	Phillips 66
205,000	3.900%, 3/15/2028	196,394
	Pioneer Natural Resources Company
85,000	4.450%, 1/15/2026	85,514
	Plains All American Pipeline, LP
225,000	5.000%, 2/1/2021	229,621
	Regency Energy Partners, LP
168,000	5.875%, 3/1/2022	176,848
320,000	5.000%, 10/1/2022	329,722
	Sabine Pass Liquefaction, LLC
141,000	6.250%, 3/15/2022	150,237
166,000	5.625%, 4/15/2023	174,770
185,000	5.750%, 5/15/2024	195,937
335,000	5.625%, 3/1/2025	349,762
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[j]	9,893
330,000	4.000%, 12/21/2025[j]	326,420
	Shell International Finance BV
60,000	2.788%, (LIBOR 3M + 0.450%), 5/11/2020[b]	60,365
	Southwestern Energy Company
340,000	7.500%, 4/1/2026[i]	345,950
	SRC Energy, Inc.
235,000	6.250%, 12/1/2025	218,844
	Suncor Energy, Inc.
95,000	3.600%, 12/1/2024	93,297
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	10,116
	Sunoco, LP
130,000	5.500%, 2/15/2026[j]	123,825
200,000	5.875%, 3/15/2028[j]	186,500
	Tallgrass Energy Partners, LP
515,000	5.500%, 1/15/2028[j]	509,108
	Transocean Guardian, Ltd.
375,000	5.875%, 1/15/2024[j]	371,250
	W&T Offshore, Inc.
380,000	9.750%, 11/1/2023[j]	367,726
	Weatherford International, Ltd.
100,000	4.500%, 4/15/2022[i]	75,000
236,000	8.250%, 6/15/2023[i]	180,540
	Western Gas Partners, LP
184,000	4.000%, 7/1/2022	182,443
105,000	4.500%, 3/1/2028	99,961
	Williams Companies, Inc.
250,000	7.500%, 1/15/2031	295,873
	Williams Partners, LP
117,000	4.000%, 11/15/2021	117,576
65,000	3.600%, 3/15/2022	63,982
115,000	4.500%, 11/15/2023	116,617
170,000	3.750%, 6/15/2027	158,304
185,000	6.300%, 4/15/2040	196,501
	Woodside Finance, Ltd.
240,000	3.650%, 3/5/2025[j]	229,256
95,000	3.700%, 3/15/2028[j]	87,879
	WPX Energy, Inc.
245,000	5.750%, 6/1/2026	243,775

	Total	18,838,331

Financials (1.8%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[j]	198,580
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	9,766
125,000	4.350%, 11/3/2045	123,357
	AerCap Ireland Capital, Ltd.
80,000	3.750%, 5/15/2019	80,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Financials (1.8%) - continued
$84,000	4.625%, 10/30/2020	$85,239
230,000	5.000%, 10/1/2021	236,171
84,000	4.625%, 7/1/2022	85,098
175,000	3.500%, 1/15/2025	163,160
	Air Lease Corporation
230,000	3.375%, 1/15/2019	230,058
215,000	2.500%, 3/1/2021	209,604
70,000	3.500%, 1/15/2022	69,216
	Aircastle, Ltd.
400,000	5.000%, 4/1/2023	405,595
	Ally Financial, Inc.
180,000	3.750%, 11/18/2019	180,018
200,000	4.125%, 3/30/2020	199,750
	American Express Company
162,000	2.200%, 10/30/2020	158,187
	American Express Credit Corporation
130,000	2.887%, (LIBOR 3M + 0.550%), 3/18/2019[b]	130,180
276,000	1.875%, 5/3/2019	274,501
6,000	2.678%, (LIBOR 3M + 0.330%), 5/3/2019[b]	6,005
431,000	2.200%, 3/3/2020	425,297
5,000	3.382%, (LIBOR 3M + 1.050%), 9/14/2020[b]	5,072
	American International Group, Inc.
55,000	3.300%, 3/1/2021	54,443
126,000	4.125%, 2/15/2024	125,241
275,000	3.750%, 7/10/2025	262,585
255,000	3.900%, 4/1/2026	242,951
	Anthem, Inc.
230,000	4.625%, 5/15/2042	217,945
	Ares Capital Corporation
435,000	3.875%, 1/15/2020	436,395
	ASP AMC Merger Sub, Inc.
300,000	8.000%, 5/15/2025[j]	225,000
	Athene Global Funding
5,000	4.000%, 1/25/2022[j]	5,017
	Avalonbay Communities, Inc.
200,000	3.500%, 11/15/2025	193,905
	Aviation Capital Group, LLC
290,000	2.875%, 1/20/2022[j]	280,311
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,l]	197,250
400,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	401,073
	Bank of America Corporation
110,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	110,322
126,000	2.369%, 7/21/2021[b]	123,586
142,000	2.328%, 10/1/2021[b]	138,624
5,000	2.738%, 1/23/2022[b]	4,900
275,000	3.499%, 5/17/2022[b]	273,800
200,000	3.300%, 1/11/2023	195,549
185,000	2.881%, 4/24/2023[b]	178,997
9,000	3.550%, 3/5/2024[b]	8,833
168,000	4.000%, 4/1/2024	167,740
515,000	4.000%, 1/22/2025	501,087
240,000	3.093%, 10/1/2025[b]	227,262
126,000	3.500%, 4/19/2026	119,871
276,000	4.183%, 11/25/2027	265,059
185,000	3.824%, 1/20/2028[b]	177,367
208,000	5.875%, 2/7/2042	237,272
	Bank of Montreal
7,000	1.500%, 7/18/2019	6,929
225,000	2.896%, (LIBOR 3M + 0.460%), 4/13/2021[b]	225,511
	Bank of New York Mellon Corporation
210,000	2.500%, 4/15/2021	205,799
12,000	2.600%, 2/7/2022	11,677
	Bank of Nova Scotia
435,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	436,053
199,000	2.700%, 3/7/2022	193,688
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
50,000	2.850%, 9/8/2021[j]	48,923
	Barclays Bank plc
42,000	10.179%, 6/12/2021[j]	47,763
	Barclays plc
90,000	2.750%, 11/8/2019	89,372
330,000	3.250%, 1/12/2021	325,069
168,000	3.650%, 3/16/2025	156,259
	BB&T Corporation
55,000	3.151%, (LIBOR 3M + 0.715%), 1/15/2020[b]	55,340
	BPCE SA
350,000	3.500%, 10/23/2027[j]	314,517
	Capital One Financial Corporation
90,000	2.450%, 4/24/2019	89,802
166,000	2.500%, 5/12/2020	163,636
600,000	3.450%, 4/30/2021	597,395
186,000	3.050%, 3/9/2022	181,463
	Capital One NA
250,000	2.350%, 1/31/2020	246,845
	Cboe Global Markets, Inc.
110,000	1.950%, 6/28/2019	109,216
	Cigna Corporation
380,000	3.050%, 10/15/2027	339,028
	CIT Group, Inc.
355,000	5.000%, 8/15/2022	357,662
	Citigroup, Inc.
90,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	90,218
12,000	2.450%, 1/10/2020	11,891
12,000	2.650%, 10/26/2020	11,817
170,000	2.700%, 3/30/2021	166,490
216,000	2.750%, 4/25/2022	208,665
89,000	4.050%, 7/30/2022	89,388
165,000	3.142%, 1/24/2023[b]	161,088
435,000	4.400%, 6/10/2025	430,935
168,000	3.200%, 10/21/2026	153,954
276,000	3.668%, 7/24/2028[b]	258,783
126,000	4.125%, 7/25/2028	119,619
250,000	3.520%, 10/27/2028[b]	231,686
320,000	3.878%, 1/24/2039[b]	283,941
198,000	4.650%, 7/23/2048	191,329
	Citizens Bank NA
250,000	2.200%, 5/26/2020	245,339
	CNA Financial Corporation
10,000	5.750%, 8/15/2021	10,536
	Comerica, Inc.
70,000	3.700%, 7/31/2023	69,355
	Commerzbank AG
230,000	8.125%, 9/19/2023[j]	259,059

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Financials (1.8%) - continued
	Commonwealth Bank of Australia
$138,000	2.250%, 3/10/2020[j]	$136,097
315,000	3.034%, (LIBOR 3M + 0.700%), 3/16/2023[b,j]	316,004
	Compass Bank
180,000	2.750%, 9/29/2019	179,190
250,000	3.500%, 6/11/2021	247,946
	Cooperatieve Centrale Raiffeisen - Boerenleenbank BA
239,000	3.950%, 11/9/2022	236,776
552,000	4.625%, 12/1/2023	556,746
	Credit Agricole SA
110,000	3.236%, (LIBOR 3M + 0.800%), 4/15/2019[b,j]	110,314
306,000	3.375%, 1/10/2022[j]	299,565
	Credit Suisse AG
73,000	5.400%, 1/14/2020	74,574
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[b,j]	237,713
225,000	7.250%, 9/12/2025[b,j,l]	222,469
250,000	3.869%, 1/12/2029[b,j]	231,624
	Credit Suisse Group Funding Guernsey, Ltd.
18,000	3.800%, 9/15/2022	17,803
	Credit Suisse Group Funding, Ltd.
222,000	3.125%, 12/10/2020	219,467
168,000	3.750%, 3/26/2025	160,824
	Deutsche Bank AG
174,000	2.700%, 7/13/2020	170,013
252,000	3.375%, 5/12/2021	245,418
123,000	4.250%, 10/14/2021	122,019
330,000	4.875%, 12/1/2032[b]	281,150
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	96,009
	Digital Realty Trust LP
100,000	3.400%, 10/1/2020	99,797
	Discover Bank
193,000	8.700%, 11/18/2019	202,632
165,000	3.100%, 6/4/2020	163,759
290,000	4.682%, 8/9/2028[b]	286,543
	Duke Realty, LP
30,000	3.875%, 2/15/2021	30,190
90,000	4.375%, 6/15/2022	91,987
	ERP Operating, LP
32,000	3.375%, 6/1/2025	30,923
	European Investment Bank
165,000	1.875%, 3/15/2019	164,577
	Fidelity National Financial, Inc.
325,000	5.500%, 9/1/2022	342,433
	Fifth Third Bancorp
52,000	2.875%, 7/27/2020	51,528
55,000	2.875%, 10/1/2021	53,944
155,000	2.600%, 6/15/2022	149,002
	Five Corners Funding Trust
555,000	4.419%, 11/15/2023[j]	566,855
	GE Capital International Funding Company
750,000	4.418%, 11/15/2035	647,286
	Goldman Sachs Group, Inc.
442,000	5.375%, 3/15/2020	453,846
75,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[b]	75,829
337,000	5.375%, 5/10/2020[b,l]	340,791
9,000	2.600%, 12/27/2020	8,826
578,000	5.250%, 7/27/2021	601,064
10,000	3.484%, (LIBOR 3M + 1.170%), 11/15/2021[b]	10,122
12,000	3.000%, 4/26/2022	11,682
329,000	2.876%, 10/31/2022[b]	319,999
184,000	2.908%, 6/5/2023[b]	177,269
325,000	3.691%, 6/5/2028[b]	305,073
465,000	4.750%, 10/21/2045	452,435
	Hartford Financial Services Group, Inc.
369,000	5.125%, 4/15/2022	385,010
	HCP, Inc.
9,000	3.750%, 2/1/2019	9,001
210,000	4.000%, 12/1/2022	208,492
60,000	3.400%, 2/1/2025	56,326
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,034
	HSBC Holdings plc
353,000	3.400%, 3/8/2021	351,273
212,000	6.875%, 6/1/2021[b,l]	219,685
125,000	2.650%, 1/5/2022	120,878
200,000	3.600%, 5/25/2023	197,019
200,000	3.900%, 5/25/2026	192,186
	HSBC USA, Inc.
280,000	2.350%, 3/5/2020	276,668
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	9,887
	Huntington National Bank
250,000	2.200%, 11/6/2018	249,985
	Icahn Enterprises, LP
140,000	6.750%, 2/1/2024	141,050
185,000	6.375%, 12/15/2025	183,844
	ING Groep NV
200,000	3.150%, 3/29/2022	194,507
350,000	4.100%, 10/2/2023	347,352
	International Lease Finance Corporation
12,000	4.625%, 4/15/2021	12,164
112,000	5.875%, 8/15/2022	117,959
	Intesa Sanpaolo SPA
198,000	3.125%, 7/14/2022[j]	179,873
	Iron Mountain, Inc.
333,677	6.000%, 8/15/2023	341,602
	J.P. Morgan Chase & Company
60,000	2.250%, 1/23/2020	59,289
199,000	3.001%, (LIBOR 3M + 0.680%), 6/1/2021[b]	199,299
95,000	2.295%, 8/15/2021	91,941
210,000	4.500%, 1/24/2022	215,831
215,000	2.972%, 1/15/2023	208,043
126,000	3.200%, 1/25/2023	123,342
9,000	2.776%, 4/25/2023[b]	8,710
210,000	2.700%, 5/18/2023	200,708
108,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	109,902
120,000	3.625%, 5/13/2024	118,158
240,000	3.125%, 1/23/2025	227,582
470,000	3.900%, 7/15/2025	463,516
135,000	3.300%, 4/1/2026	127,507
375,000	4.203%, 7/23/2029[b]	369,369
275,000	3.882%, 7/24/2038[b]	247,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Financials (1.8%) - continued
	J.P. Morgan Chase Bank NA
$650,000	3.086%, 4/26/2021[b]	$647,517
	KeyCorp
9,000	2.300%, 12/13/2018	8,996
100,000	2.900%, 9/15/2020	99,079
	Kimco Realty Corporation
368,000	3.300%, 2/1/2025	347,707
	Liberty Mutual Group, Inc.
3,000	5.000%, 6/1/2021[j]	3,076
84,000	4.950%, 5/1/2022[j]	86,482
	Liberty Property, LP
246,000	3.750%, 4/1/2025	237,488
	Lincoln National Corporation
7,000	6.250%, 2/15/2020	7,242
	Lloyds Bank plc
200,000	2.833%, (LIBOR 3M + 0.490%), 5/7/2021[b]	200,260
	Lloyds Banking Group plc
250,000	2.907%, 11/7/2023[b]	237,507
	MetLife, Inc.
125,000	4.050%, 3/1/2045	111,626
	Mitsubishi UFJ Financial Group, Inc.
200,000	2.190%, 9/13/2021	192,429
6,000	2.998%, 2/22/2022	5,881
315,000	3.455%, 3/2/2023	310,601
230,000	3.287%, 7/25/2027	214,983
	Morgan Stanley
12,000	2.800%, 6/16/2020	11,892
84,000	5.550%, 7/15/2020[b,l]	84,840
555,000	2.500%, 4/21/2021	540,777
11,000	5.500%, 7/28/2021	11,522
210,000	2.625%, 11/17/2021	203,683
97,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	98,092
213,000	2.750%, 5/19/2022	205,912
65,000	4.875%, 11/1/2022	66,883
215,000	3.125%, 1/23/2023	208,070
100,000	4.000%, 7/23/2025	98,213
210,000	4.350%, 9/8/2026	204,527
276,000	3.591%, 7/22/2028[b]	258,532
250,000	3.772%, 1/24/2029[b]	236,940
	MPT Operating Partnership, LP
275,000	6.375%, 3/1/2024	284,625
40,000	5.500%, 5/1/2024	40,400
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	105,331
	National City Corporation
209,000	6.875%, 5/15/2019	213,320
	New York Life Global Funding
138,000	2.300%, 6/10/2022[j]	132,293
	Nomura Holdings, Inc.
6,000	2.750%, 3/19/2019	5,997
	Park Aerospace Holdings, Ltd.
355,000	5.500%, 2/15/2024[j]	351,539
	PNC Bank NA
10,000	2.450%, 11/5/2020	9,823
	Prudential Financial, Inc.
55,000	2.350%, 8/15/2019	54,708
	Quicken Loans, Inc.
505,000	5.750%, 5/1/2025[j]	486,694
	Realty Income Corporation
9,000	5.750%,1/15/2021	9,382
185,000	4.125%,10/15/2026	183,552
	Regency Centers, LP
320,000	4.125%,3/15/2028	311,271
	Regions Financial Corporation
136,000	3.200%,2/8/2021	134,824
	Reinsurance Group of America, Inc.
281,000	5.000%,6/1/2021	290,676
8,000	4.700%,9/15/2023	8,219
	Reliance Standard Life Global Funding II
85,000	2.500%,4/24/2019[j]	84,821
	Royal Bank of Canada
12,000	2.125%,3/2/2020	11,841
	Royal Bank of Scotland Group plc
238,000	8.625%,8/15/2021[b,l]	250,198
200,000	3.875%,9/12/2023	192,417
375,000	5.125%,5/28/2024	371,250
	Santander UK Group Holdings plc
147,000	2.875%,10/16/2020	144,849
	Simon Property Group, LP
65,000	2.500%,9/1/2020	64,091
15,000	2.500%,7/15/2021	14,634
140,000	2.750%,2/1/2023	134,892
168,000	4.250%,11/30/2046	157,671
	SITE Centers Corporation
220,000	4.625%,7/15/2022	223,829
	Skandinaviska Enskilda Banken AB
135,000	2.375%,3/25/2019[j]	134,650
	Societe Generale SA
138,000	4.750%,11/24/2025[j]	135,214
	Standard Chartered plc
164,000	2.100%,8/19/2019[j]	162,622
	State Street Corporation
95,000	3.222%, (LIBOR 3M + 0.900%), 8/18/2020[b]	96,182
	Sumitomo Mitsui Financial Group, Inc.
12,000	2.934%,3/9/2021	11,839
176,000	2.784%,7/12/2022	170,124
150,000	3.102%,1/17/2023	146,002
126,000	3.010%,10/19/2026	115,706
	Sumitomo Mitsui Trust Bank, Ltd.
240,000	1.950%,9/19/2019[j]	237,527
	SunTrust Banks, Inc.
180,000	2.250%,1/31/2020	177,874
10,000	2.900%,3/3/2021	9,853
	Svenska Handelsbanken AB
120,000	2.824%, (LIBOR 3M + 0.490%), 6/17/2019[b]	120,258
	Synchrony Financial
321,000	3.000%,8/15/2019	319,687
55,000	3.578%, (LIBOR 3M + 1.230%), 2/3/2020[b]	55,335
55,000	4.250%,8/15/2024	52,237
425,000	3.950%,12/1/2027	374,746
	Toronto-Dominion Bank
75,000	3.262%, (LIBOR 3M + 0.930%), 12/14/2020[b]	76,074
	UBS Group Funding Jersey, Ltd.
24,000	3.000%,4/15/2021[j]	23,621

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Financials (1.8%) - continued
$126,000	4.125%,9/24/2025[j]	$123,973
	UBS Group Funding Switzerland AG
200,000	3.491%,5/23/2023[j]	195,370
	UnitedHealth Group, Inc.
40,000	3.350%,7/15/2022	39,715
250,000	2.950%,10/15/2027	231,014
380,000	4.625%,7/15/2035	391,034
	USB Realty Corporation
50,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,j,l]	44,875
	Ventas Realty, LP
195,000	3.100%,1/15/2023	188,907
260,000	4.000%,3/1/2028	248,475
	Voya Financial, Inc.
342,000	3.125%,7/15/2024	322,079
	Wells Fargo & Company
75,000	3.200%, (LIBOR 3M + 0.680%), 1/30/2020[b]	75,356
170,000	2.550%,12/7/2020	166,560
7,000	2.100%,7/26/2021	6,720
205,000	2.625%,7/22/2022	196,861
225,000	3.069%,1/24/2023	217,940
12,000	3.597%, (LIBOR 3M + 1.110%), 1/24/2023[b]	12,137
168,000	3.450%,2/13/2023	164,093
15,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	15,211
125,000	3.000%,2/19/2025	116,966
175,000	3.000%,4/22/2026	161,298
168,000	3.000%,10/23/2026	153,796
323,000	4.900%,11/17/2045	313,430
	Welltower, Inc.
9,000	4.950%,1/15/2021	9,205
70,000	3.950%,9/1/2023	69,835
360,000	4.000%,6/1/2025	351,150
	Westpac Banking Corporation
15,000	3.172%, (LIBOR 3M + 0.850%), 8/19/2021[b]	15,200
	ZB NA
360,000	3.500%,8/27/2021	358,145

	Total	48,042,249

Foreign Government (<0.1%)
	Export-Import Bank of Korea
75,000	2.250%,1/21/2020	74,135
	Kommunalbanken AS
125,000	1.500%,10/22/2019[j]	123,362

	Total	197,497

Mortgage-Backed Securities (4.8%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,125,000	4.000%,11/1/2048[d]	11,128,856
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
569,459	3.000%, 3/15/2045, Ser. 4741, Class GA	556,167
	Federal National Mortgage Association
850,000	3.640%,6/1/2028	836,688
225,000	3.710%,7/1/2028	221,600
	Federal National Mortgage Association Conventional 15-yr. Pass Through
9,475,000	3.500%,11/1/2033[d]	9,467,043
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
65,183	4.281%, (LIBOR 12M + 1.550%), 7/1/2043[b]	67,205
58,897	4.288%, (LIBOR 12M + 1.540%), 7/1/2043[b]	60,694
22,531	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[b]	23,219
37,975,000	3.500%,11/1/2048[d]	36,967,774
31,685,000	4.000%,11/1/2048[d]	31,684,867
34,590,000	4.500%,11/1/2048[d]	35,414,892
4,075,000	5.000%,11/1/2048[d]	4,252,326

	Total	130,681,331

Technology (0.4%)
	Alliance Data Systems Corporation
25,000	5.375%,8/1/2022[j]	25,094
	Amphenol Corporation
69,000	2.550%,1/30/2019	68,941
	Apple, Inc.
60,000	2.638%, (LIBOR 3M + 0.300%), 5/6/2020[b]	60,238
12,000	2.850%,5/6/2021	11,893
12,000	2.688%, (LIBOR 3M + 0.350%), 5/11/2022[b]	12,090
10,000	2.400%,1/13/2023	9,574
115,000	3.000%,2/9/2024	111,645
183,000	3.200%,5/11/2027	174,004
250,000	3.000%,6/20/2027	233,980
400,000	3.000%,11/13/2027	373,450
250,000	4.500%,2/23/2036	259,718
126,000	4.650%,2/23/2046	129,981
225,000	4.250%,2/9/2047	218,628
335,000	3.750%,9/12/2047	300,475
	Applied Materials, Inc.
92,000	3.300%,4/1/2027	86,815
	Avnet, Inc.
125,000	3.750%,12/1/2021	124,685
	Baidu, Inc.
225,000	3.000%,6/30/2020	222,966
	Broadcom Corporation
146,000	3.875%,1/15/2027	133,888
440,000	3.500%,1/15/2028	387,366
	CDK Global, Inc.
165,000	4.875%,6/1/2027	154,481
	Cisco Systems, Inc.
80,000	2.821%, (LIBOR 3M + 0.500%), 3/1/2019[b]	80,121
	CommScope Technologies Finance, LLC
270,000	6.000%,6/15/2025[j]	262,575
	Diamond 1 Finance Corporation
115,000	3.480%,6/1/2019[j]	115,143
400,000	4.420%,6/15/2021[j]	403,332
242,000	5.450%,6/15/2023[j]	250,644
330,000	6.020%,6/15/2026[j]	342,188

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Technology (0.4%) - continued
	Equinix, Inc.
$225,000	5.750%, 1/1/2025	$229,219
	Fidelity National Information Services, Inc.
109,000	3.625%, 10/15/2020	109,213
15,000	2.250%, 8/15/2021	14,429
	Harland Clarke Holdings Corporation
350,000	8.375%, 8/15/2022[j]	315,875
	Hewlett Packard Enterprise Company
15,000	3.600%, 10/15/2020	15,024
365,000	3.059%, (LIBOR 3M + 0.720%), 10/5/2021[b]	365,157
70,000	3.500%, 10/5/2021	69,800
48,000	4.400%, 10/15/2022	48,931
	Inception Merger Sub, Inc.
380,000	8.625%, 11/15/2024[i,j]	357,200
	Intel Corporation
10,000	3.100%, 7/29/2022	9,885
65,000	3.700%, 7/29/2025	64,839
189,000	4.100%, 5/19/2046	179,861
	Marvell Technology Group, Ltd.
205,000	4.200%, 6/22/2023	202,675
275,000	4.875%, 6/22/2028	269,785
	Microsoft Corporation
270,000	4.750%, 11/3/2055	291,232
12,000	2.400%, 2/6/2022	11,687
270,000	4.200%, 11/3/2035	273,758
975,000	3.700%, 8/8/2046	897,124
225,000	4.250%, 2/6/2047	226,259
	NetApp, Inc.
160,000	2.000%, 9/27/2019	158,407
	NXP BV
185,000	3.875%, 9/1/2022[j]	178,525
	Oracle Corporation
10,000	2.500%, 5/15/2022	9,680
168,000	2.400%, 9/15/2023	158,811
390,000	2.950%, 5/15/2025	369,948
250,000	3.850%, 7/15/2036	230,542
	Seagate HDD Cayman
190,000	4.750%, 1/1/2025	173,881
	Sensata Technologies UK Financing Company plc
200,000	6.250%, 2/15/2026[j]	203,500
	Texas Instruments, Inc.
330,000	4.150%, 5/15/2048	316,467
	Tyco Electronics Group SA
46,000	3.450%, 8/1/2024	44,843
92,000	3.125%, 8/15/2027	84,339
	VMware, Inc.
45,000	2.950%, 8/21/2022	43,133
	Western Digital Corporation
515,000	4.750%, 2/15/2026	475,731

	Total	10,953,675

Transportation (0.1%)
	Air Canada Pass Through Trust
42,784	3.875%, 3/15/2023[j]	41,875
	American Airlines Pass Through Trust
3,999	4.950%, 1/15/2023	4,085
89,602	3.375%, 5/1/2027	85,966
	Avis Budget Car Rental, LLC
20,000	5.125%, 6/1/2022[j]	20,512
185,000	6.375%, 4/1/2024[i,j]	176,675
	Burlington Northern Santa Fe, LLC
140,000	5.750%, 5/1/2040	161,111
430,000	5.050%, 3/1/2041	454,417
150,000	4.450%, 3/15/2043	147,404
	CSX Corporation
42,000	3.700%, 11/1/2023	41,926
	Delta Air Lines, Inc.
114,000	2.875%, 3/13/2020	112,941
19,430	4.950%, 11/23/2020	19,507
	ERAC USA Finance, LLC
30,000	2.800%, 11/1/2018[j]	30,000
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	59,286
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	9,874
	United Continental Holdings, Inc.
375,000	4.250%, 10/1/2022	367,969
	XPO Logistics, Inc.
202,000	6.500%, 6/15/2022[j]	207,050

	Total	1,940,598

U.S. Government and Agencies (4.6%)
	Federal National Mortgage Association - ACES
1,500,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	1,467,259
	U.S. Treasury Bonds
5,135,000	2.250%, 11/15/2027	4,778,158
10,250,000	2.875%, 5/15/2028	10,022,578
550,000	5.250%, 11/15/2028	648,248
1,175,000	4.375%, 5/15/2040	1,361,898
6,780,000	3.000%, 5/15/2042	6,368,433
11,118,000	2.500%, 5/15/2046	9,338,686
995,000	3.000%, 5/15/2047	924,184
250,000	2.750%, 8/15/2047	220,557
151,000	2.750%, 11/15/2047	133,122
2,250,000	3.125%, 5/15/2048	2,139,170
	U.S. Treasury Bonds, TIPS
6,554,160	0.125%, 1/15/2023	6,307,830
12,265,925	0.375%, 7/15/2027	11,542,906
	U.S. Treasury Notes
2,210,000	1.500%, 10/31/2019	2,183,411
940,000	2.250%, 3/31/2020	932,619
120,000	1.875%, 12/15/2020	117,525
250,000	1.375%, 5/31/2021	240,488
7,984,000	1.125%, 8/31/2021	7,595,092
50,000	2.000%, 2/15/2022	48,527
9,000,000	1.875%, 7/31/2022	8,654,766
14,155,000	2.000%, 11/30/2022	13,630,823
4,750,000	2.500%, 3/31/2023	4,657,412
1,698,000	1.375%, 9/30/2023	1,573,502
2,060,000	2.125%, 7/31/2024	1,962,311
2,750,000	2.250%, 11/15/2024	2,630,332
4,800,000	2.125%, 11/30/2024	4,557,187
18,500,000	2.875%, 5/31/2025	18,297,656

	Total	122,334,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Utilities (0.4%)
	Alabama Power Company
$6,000	2.450%, 3/30/2022	$5,792
	Ameren Corporation
10,000	2.700%, 11/15/2020	9,852
	American Electric Power Company, Inc.
253,000	2.950%, 12/15/2022	246,333
	Appalachian Power Company
92,000	3.300%, 6/1/2027	86,514
	Arizona Public Service Company
65,000	2.200%, 1/15/2020	64,246
	Atmos Energy Corporation
100,000	3.000%, 6/15/2027	93,479
	Berkshire Hathaway Energy Company
59,000	2.400%, 2/1/2020	58,417
155,000	4.500%, 2/1/2045	150,236
	Calpine Corporation
195,000	5.375%, 1/15/2023	184,763
	CenterPoint Energy, Inc.
70,000	3.850%, 2/1/2024	69,952
245,000	4.250%, 11/1/2028	242,634
	CMS Energy Corporation
126,000	2.950%, 2/15/2027	114,753
	Commonwealth Edison Company
125,000	3.700%, 3/1/2045	110,627
70,000	4.350%, 11/15/2045	68,382
	Consolidated Edison, Inc.
6,000	2.000%, 3/15/2020	5,902
84,000	2.000%, 5/15/2021	81,030
63,000	4.500%, 12/1/2045	62,810
	Consumers Energy Company
325,000	4.350%, 4/15/2049[d]	322,841
	Dominion Energy, Inc.
180,000	2.962%, 7/1/2019	179,241
196,000	2.579%, 7/1/2020	193,001
	Dominion Gas Holdings, LLC
280,000	2.500%, 12/15/2019	277,819
	DTE Electric Company
95,000	3.700%, 3/15/2045	85,023
135,000	3.700%, 6/1/2046	119,878
	DTE Energy Company
39,000	2.400%, 12/1/2019	38,598
	Duke Energy Carolinas, LLC
350,000	3.700%, 12/1/2047	306,672
	Duke Energy Corporation
168,000	3.750%, 9/1/2046	142,556
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	114,061
	Duke Energy Indiana, LLC
170,000	3.750%, 5/15/2046	150,454
	Dynegy, Inc.
380,000	7.375%, 11/1/2022	394,250
	Edison International
6,000	2.125%, 4/15/2020	5,885
170,000	2.950%, 3/15/2023	161,716
	Emera U.S. Finance, LP
134,000	2.150%, 6/15/2019	133,047
	Energy Transfer Operating, LP
330,000	5.200%, 2/1/2022	341,156
	Eversource Energy
225,000	2.500%, 3/15/2021	220,764
	Exelon Corporation
90,000	5.100%, 6/15/2045	92,407
126,000	4.450%, 4/15/2046	118,511
	Exelon Generation Company, LLC
129,000	5.200%, 10/1/2019	131,291
169,000	2.950%, 1/15/2020	167,926
	FirstEnergy Corporation
60,000	2.850%, 7/15/2022	57,829
350,000	4.850%, 7/15/2047	341,330
	Fortis, Inc.
10,000	2.100%, 10/4/2021	9,544
	ITC Holdings Corporation
30,000	4.050%, 7/1/2023	29,832
84,000	5.300%, 7/1/2043	90,809
	MidAmerican Energy Holdings Company
252,000	6.500%, 9/15/2037	304,067
	Mississippi Power Company
185,000	3.031%, (LIBOR 3M + 0.650%), 3/27/2020[b]	185,019
185,000	3.950%, 3/30/2028	179,294
	Monongahela Power Company
95,000	5.400%, 12/15/2043[j]	107,056
	National Rural Utilities Cooperative Finance Corporation
150,000	2.300%, 11/1/2020	146,856
175,000	3.900%, 11/1/2028	174,267
	NextEra Energy Capital Holdings, Inc.
115,000	2.300%, 4/1/2019	114,749
	NextEra Energy Partners, LP
340,000	4.250%, 9/15/2024[j]	323,000
	NiSource Finance Corporation
92,000	3.490%, 5/15/2027	86,384
245,000	5.650%, 2/1/2045	264,604
	Oncor Electric Delivery Company, LLC
368,000	3.750%, 4/1/2045	333,787
	Pacific Gas and Electric Company
225,000	3.300%, 3/15/2027	202,177
235,000	3.300%, 12/1/2027	209,276
235,000	3.950%, 12/1/2047	189,690
	PPL Capital Funding, Inc.
69,000	3.500%, 12/1/2022	68,123
92,000	3.400%, 6/1/2023	90,171
195,000	5.000%, 3/15/2044	196,229
	PPL Electric Utilities Corporation
138,000	3.950%, 6/1/2047	127,877
	PSEG Power, LLC
8,000	3.000%, 6/15/2021	7,868
	Public Service Electric & Gas Company
230,000	3.000%, 5/15/2027	216,200
	San Diego Gas and Electric Company
330,000	4.150%, 5/15/2048	311,447
	Sempra Energy
65,000	2.400%, 3/15/2020	64,153
	South Carolina Electric & Gas Company
455,000	5.100%, 6/1/2065	437,353
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,805

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (17.0%)	Value
Utilities (0.4%) - continued
$185,000	4.000%, 4/1/2047	$168,637
225,000	4.125%, 3/1/2048	208,589
	Southern Company
10,000	1.850%, 7/1/2019	9,914
6,000	2.350%, 7/1/2021	5,804
180,000	2.950%, 7/1/2023	171,879
250,000	3.250%, 7/1/2026	231,838
165,000	4.400%, 7/1/2046	151,320
	Southern Company Gas Capital Corporation
230,000	4.400%, 5/30/2047	210,885
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	57,070
	TerraForm Power Operating, LLC
355,000	5.000%, 1/31/2028[j]	317,281

	Total	11,759,832

	Total Long-Term Fixed Income (cost $467,939,317)	457,529,352

Shares	Collateral Held for Securities Loaned (0.5%)	Value
14,805,419	Thrivent Cash Management Trust	14,805,419

	Total Collateral Held for Securities Loaned (cost $14,805,419)	14,805,419

Shares or Principal Amount	Short-Term Investments (13.8%)	Value
	Federal Home Loan Bank Discount Notes
400,000	2.130%, 11/21/2018[o,p]	399,516
3,300,000	2.100%, 11/28/2018[o,p]	3,294,604
400,000	2.110%, 11/30/2018[o,p]	399,298
8,000,000	2.170%, 12/12/2018[o,p]	7,979,680
800,000	2.220%, 12/27/2018[o,p]	797,225
150,000	2.235%, 1/4/2019[o,p]	149,387
1,100,000	2.270%, 1/11/2019[o,p]	1,095,010
6,700,000	2.240%, 1/16/2019[o,p]	6,667,465
1,500,000	2.285%, 1/18/2019[o,p]	1,492,525
	Thrivent Core Short-Term Reserve Fund
35,005,356	2.430%	350,053,555
	U.S. Treasury Bills
200,000	2.090%, 11/23/2018[o,q]	199,737
260,000	2.161%, 12/27/2018[o]	259,107

	Total Short-Term Investments (cost $372,788,911)	372,787,109

	Total Investments (cost $2,485,028,661) 105.2%	$2,844,593,256

	Other Assets and Liabilities, Net (5.2%)	(140,426,271)

	Total Net Assets 100.0%	$2,704,166,985

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	Non-income producing security.
i	All or a portion of the security is on loan.
j

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $41,540,684 or 1.5% of total net assets.

k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

n	All or a portion of the security is insured or guaranteed.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
q	At October 31, 2018, $199,737 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Fund as of October 31, 2018 was $13,899,490 or 0.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$75,751
Ares CLO, Ltd., 10/17/2030	8/17/2018	700,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	119,684
Betony CLO, Ltd., 4/30/2031	6/5/2018	508,614
Buttermilk Park CLO, Ltd., 10/15/2031	8/27/2018	1,150,000
Carlyle Global Market Strategies CLO, Ltd., 7/15/2031	8/24/2018	750,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	150,000
CIM Trust, 12/25/2057	4/23/2018	1,226,246
Digicel, Ltd., 4/15/2021	8/19/2013	522,991
Dryden Senior Loan Fund, 7/18/2030	8/28/2018	650,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	47,602
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	450,000
Golub Capital Partners, Ltd., 10/20/2028	10/30/2018	499,600
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	416,000
Harley Marine Financing, LLC, 5/15/2043	5/9/2018	1,481,234
Limerock CLO III, LLC, 10/20/2026	1/30/2017	450,000
Madison Park Funding XIV, Ltd., 10/22/2030	10/12/2018	275,000
Magnetite XII, Ltd., 10/15/2031	8/14/2018	450,000
Mountain View CLO, Ltd., 7/15/2031	5/31/2018	300,000
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	465,871
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	100,000
Octagon Investment Partners XVI, Ltd., 7/17/2030	6/15/2018	100,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	375,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	140,000
PPM CLO, Ltd., 7/15/2031	7/2/2018	299,640
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	595,966
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	325,000
Shackleton CLO, Ltd., 7/15/2031	7/12/2018	300,000
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	401,739
Verus Securitization Trust, 7/25/2047	7/24/2017	371,726
Verus Securitization Trust, 1/25/2047	2/16/2017	245,805
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	125,413

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of October 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$3,368,259
Common Stock	11,100,467

Total lending	$14,468,726
Gross amount payable upon return of collateral for securities loaned	$14,805,419

Net amounts due to counterparty	$336,693

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.9%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$223,864	5.052%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$223,530
	Ball Metalpack Finco, LLC, Term Loan
94,762	6.802%, (LIBOR 1M + 4.500%), 7/31/2025[b]	95,236
	Big River Steel, LLC, Term Loan
153,450	7.386%, (LIBOR 3M + 5.000%), 8/23/2023[b]	154,984
	Chemours Company, Term Loan
283,575	4.050%, (LIBOR 1M + 1.750%), 4/3/2025[b]	282,336
	CONSOL Energy, Inc., Term Loan
148,875	8.310%, (LIBOR 1M + 6.000%), 11/28/2022[b]	152,101
	Contura Energy, Inc., Term Loan
252,199	7.300%, (LIBOR 2M + 5.000%), 3/17/2024[b]	250,938
400,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[b,c,d]	398,000
	MRC Global (US), Inc., Term Loan
208,947	5.302%, (LIBOR 1M + 3.000%), 9/20/2024[b,e]	208,947
	Peabody Energy Corporation, Term Loan
159,200	5.052%, (LIBOR 1M + 2.750%), 3/31/2025[b]	158,751
	Pixelle Specialty Solutions, LLC, Term Loan
215,000	0.000%, (LIBOR 3M + 6.000%), 10/31/2024[b,c,d]	209,894
	Starfruit US Holdco, LLC, Term Loan
135,000	5.506%, (LIBOR 1M + 3.250%), 10/1/2025[b]	134,494

	Total	2,269,211

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
133,066	4.460%, (LIBOR 1W + 2.250%), 11/10/2023[b]	132,983
	Flex Acquisition Company, Inc. Term Loan
463,837	5.506%, (LIBOR 1M + 3.250%), 6/22/2025[b]	464,088
	GFL Environmental, Inc., Term Loan
310,000	0.000%, (LIBOR 3M + 3.000%), 5/31/2025[b,c,d]	304,963
9,392	5.136%, (LIBOR 3M + 2.750%), 5/31/2025[b]	9,240
75,419	5.136%, (LIBOR 3M + 2.750%), 5/31/2025[b]	74,193
	Navistar, Inc., Term Loan
272,938	5.780%, (LIBOR 1M + 3.500%), 11/6/2024[b]	273,164
	Sotera Health Holdings, LLC, Term Loan
172,250	5.302%, (LIBOR 1M + 3.000%), 5/15/2022[b]	172,393

	Total	1,431,024

Communications Services (0.7%)
	Altice France SA, Term Loan
118,200	5.052%, (LIBOR 1M + 2.750%), 7/31/2025[b]	113,879
570,000	6.280%, (LIBOR 1M + 4.000%), 1/31/2026[b]	557,534
	Cengage Learning, Inc., Term Loan
375,855	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b]	347,783
	CenturyLink, Inc., Term Loan
401,963	5.052%, (LIBOR 1M + 2.750%), 1/31/2025[b]	397,440
	Charter Communications Operating, LLC, Term Loan
287,825	4.310%, (LIBOR 1M + 2.000%), 4/30/2025[b]	287,790
	Frontier Communications Corporation, Term Loan
406,122	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b]	392,314
	HCP Acquisition, LLC, Term Loan
202,822	5.302%, (LIBOR 1M + 3.000%), 5/16/2024[b]	202,416
	Intelsat Jackson Holdings SA, Term Loan
235,000	6.045%, (LIBOR 1M + 3.750%), 11/27/2023[b]	235,000
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
455,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	445,982
65,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,e]	59,800
	McGraw-Hill Global Education Holdings, LLC, Term Loan
500,035	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[b]	479,099
	Mediacom Illinois, LLC, Term Loan
119,400	3.970%, (LIBOR 1W + 1.750%), 2/15/2024[b]	119,027
	NEP/NCP Holdco, Inc., Term Loan
175,000	0.000%, (LIBOR 3M + 3.250%), 10/22/2025[b,c,d]	175,613
25,000	9.302%, (LIBOR 1M + 7.000%), 10/23/2026[b]	25,000
	Sable International Finance, Ltd., Term Loan
560,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[b]	559,373
	SBA Senior Finance II, LLC, Term Loan
174,563	4.310%, (LIBOR 1M + 2.000%), 4/11/2025[b]	174,107
	Sprint Communications, Inc., Term Loan
531,900	4.813%, (LIBOR 1M + 2.500%), 2/2/2024[b]	531,400
	Syniverse Holdings, Inc., Term Loan
69,650	7.280%, (LIBOR 1M + 5.000%), 3/9/2023[b]	69,998
	Univision Communications, Inc., Term Loan
401,355	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b]	384,735

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.9%)[a]	Value
Communications Services (0.7%) - continued
	WideOpenWest Finance, LLC, Term Loan
$210,870	5.540%, (LIBOR 1M + 3.250%), 8/19/2023[b]	$202,962
	Windstream Services, LLC, Term Loan
179,137	6.290%, (LIBOR 1M + 4.000%), 3/30/2021[b]	167,685

	Total	5,928,937

Consumer Cyclical (0.4%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
206,571	4.790%, (LIBOR 1M + 2.500%), 11/17/2024[b]	206,571
	Four Seasons Hotels, Ltd., Term Loan
198,485	4.302%, (LIBOR 1M + 2.000%), 11/30/2023[b]	198,378
	Golden Entertainment, Inc., Term Loan
387,075	5.300%, (LIBOR 1M + 3.000%), 10/20/2024[b]	387,075
65,000	9.310%, (LIBOR 1M + 7.000%), 10/20/2025[b]	65,325
	Golden Nugget, LLC, Term Loan
297,484	5.230%, (LIBOR 1M + 2.750%), 10/4/2023[b]	297,624
	KAR Auction Services, Inc., Term Loan
128,375	4.938%, (LIBOR 3M + 2.500%), 3/9/2023[b]	128,429
	Men’s Warehouse, Inc., Term Loan
175,000	5.506%, (LIBOR 3M + 3.250%), 4/9/2025[b]	175,766
	Mohegan Gaming and Entertainment, Term Loan
320,812	6.302%, (LIBOR 1M + 4.000%), 10/13/2023[b]	300,534
	Neiman Marcus Group, Ltd., LLC, Term Loan
109,141	5.531%, (LIBOR 1M + 3.250%), 10/25/2020[b]	99,257
	Penn National Gaming, Inc. Term Loan
135,000	0.000%, (LIBOR 3M + 2.250%), 10/15/2025[b,c,d]	135,337
	Scientific Games International, Inc., Term Loan
522,375	5.046%, (LIBOR 1M + 2.750%), 8/14/2024[b]	516,963
	Stars Group Holdings BV, Term Loan
206,482	5.886%, (LIBOR 3M + 3.500%), 7/10/2025[b]	207,228
	Tenneco, Inc., Term Loan
300,000	5.052%, (LIBOR 1M + 2.750%), 10/1/2025[b]	299,001
	Wyndham Hotels & Resorts, Inc., Term Loan
140,000	4.052%, (LIBOR 1M + 1.750%), 5/30/2025[b]	139,854

	Total	3,157,342

Consumer Non-Cyclical (0.5%)
	Air Medical Group Holdings, Inc., Term Loan
565,725	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[b]	548,470
29,775	6.530%, (LIBOR 1M + 4.250%), 3/14/2025[b]	29,180
	Albertson’s, LLC, Term Loan
99,085	5.052%, (LIBOR 1M + 2.750%), 8/25/2021[b]	98,893
197,036	5.381%, (LIBOR 3M + 3.000%), 12/21/2022[b]	196,433
285,728	5.311%, (LIBOR 3M + 3.000%), 6/22/2023[b]	284,299
235,000	0.000%, (LIBOR 3M + 3.000%), 10/29/2025[b,c,d]	232,993
	Amneal Pharmaceuticals, LLC, Term Loan
219,399	5.813%, (LIBOR 1M + 3.500%), 5/4/2025[b]	220,441
	Bausch Health Companies, Inc., Term Loan
443,625	5.274%, (LIBOR 1M + 3.000%), 6/1/2025[b]	443,523
	CHS/Community Health Systems, Inc., Term Loan
241,221	5.563%, (LIBOR 3M + 3.250%), 1/27/2021[b]	235,849
	Endo International plc, Term Loan
341,481	6.563%, (LIBOR 1M + 4.250%), 4/27/2024[b]	342,690
	Energizer Holdings, Inc., Term Loan
290,000	0.000%, (LIBOR 3M + 2.250%), 6/21/2025[b,c,d]	290,183
	JBS USA LUX SA, Term Loan
492,500	4.844%, (LIBOR 3M + 2.500%), 10/30/2022[b]	492,254
	Northriver Midstream Finance LP, Term Loan
215,000	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b,c,d]	215,897
	Ortho-Clinical Diagnostics SA, Term Loan
584,100	5.544%, (LIBOR 1M + 3.250%), 6/1/2025[b]	581,910
	Revlon Consumer Products Corporation, Term Loan
201,097	5.813%, (LIBOR 3M + 3.500%), 9/7/2023[b]	146,857

	Total	4,359,872

Energy (0.2%)
	BCP Raptor II, LLC, Term Loan
180,000	0.000%, (LIBOR 3M + 4.750%), 10/22/2025[b,c,d,e]	178,650
	Calpine Corporation, Term Loan
207,852	4.890%, (LIBOR 3M + 2.500%), 1/15/2024[b]	207,051
	Consolidated Energy Finance SA, Term Loan
109,725	4.784%, (LIBOR 1M + 2.500%), 5/7/2025[b,e]	109,176

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (2.9%)[a]	Value
Energy (0.2%) - continued
	GIP III Stetson I, LP, Term Loan
$220,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	$220,275
	HFOTCO, LLC, Term Loan
448,875	5.060%, (LIBOR 1M + 2.750%), 6/26/2025[b]	449,809
	McDermott Technology (Americas), Inc., Term Loan
320,887	7.302%, (LIBOR 1M + 5.000%), 5/10/2025[b]	316,475
	MEG Energy Corporation, Term Loan
27,750	5.810%, (LIBOR 1M + 3.500%), 12/31/2023[b]	27,779
	Pacific Drilling SA, Term Loan
196,287	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	88,002
	Radiate Holdco, LLC, Term Loan
565,693	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[b]	560,845

	Total	2,158,062

Financials (0.3%)
	Air Methods Corporation, Term Loan
388,459	5.886%, (LIBOR 3M + 3.500%), 4/21/2024[b]	350,098
	Avolon TLB Borrower 1 US, LLC, Term Loan
344,138	4.280%, (LIBOR 1M + 2.000%), 1/15/2025[b]	343,047
	Digicel International Finance, Ltd., Term Loan
312,632	5.570%, (LIBOR 3M + 3.250%), 5/10/2024[b]	299,086
	DJO Finance, LLC, Term Loan
147,500	5.599%, (LIBOR 1M + 3.250%), 6/7/2020[b]	147,162
	DTZ U.S. Borrower, LLC, Term Loan
270,000	5.552%, (LIBOR 1M + 3.250%), 8/21/2025[b]	269,746
	Genworth Holdings, Inc., Term Loan
59,700	6.831%, (LIBOR 2M + 4.500%), 3/7/2023[b]	60,857
	GGP Nimbus LP, Term Loan
315,000	4.795%, (LIBOR 1M + 2.500%), 8/24/2025[b]	309,658
	MoneyGram International, Inc., Term Loan
312,402	5.552%, (LIBOR 1M + 3.250%), 3/28/2020[b,e]	296,782
	Trans Union, LLC, Term Loan
222,750	4.302%, (LIBOR 1M + 2.000%), 4/9/2023[b]	222,218

	Total	2,298,654

Technology (0.3%)
	Harland Clarke Holdings Corporation, Term Loan
320,701	7.136%, (LIBOR 3M + 4.750%), 11/3/2023[b]	299,855
	Micron Technology, Inc., Term Loan
268,626	4.060%, (LIBOR 1M + 1.750%), 4/26/2022[b]	268,570
	Plantronics, Inc., Term Loan
590,000	4.802%, (LIBOR 1M + 2.500%), 7/2/2025[b]	587,788
	Rackspace Hosting, Inc., Term Loan
266,625	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[b]	258,349
	SS&C Technologies Holdings Europe SARL, Term Loan
78,086	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	77,652
	SS&C Technologies, Inc., Term Loan
201,461	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	200,341
	TNS, Inc., Term Loan
210,263	6.320%, (LIBOR 3M + 4.000%), 8/14/2022[b]	211,139
	Vantiv, LLC, Term Loan
547,250	4.030%, (LIBOR 1M + 1.750%), 8/20/2024[b]	545,685

	Total	2,449,379

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
439,437	6.802%, (LIBOR 1M + 4.500%), 5/18/2023[b]	439,437
	OSG Bulk Ships, Inc., Term Loan
58,309	6.770%, (LIBOR 1M + 4.250%), 8/5/2019[b]	57,678

	Total	497,115

Utilities (0.1%)
	Core and Main, LP, Term Loan
178,200	5.317%, (LIBOR 3M + 3.000%), 8/1/2024[b,e]	177,977
	EnergySolutions, LLC, Term Loan
139,650	6.136%, (LIBOR 3M + 3.750%), 5/11/2025[b]	140,436
	Talen Energy Supply, LLC, Term Loan
142,727	6.302%, (LIBOR 1M + 4.000%), 7/6/2023[b]	142,905
	TerraForm Power Operating, LLC, Term Loan
94,524	4.302%, (LIBOR 1M + 2.000%), 11/8/2022[b]	94,524
	Vertiv Group Corporation, Term Loan
413,641	6.313%, (LIBOR 3M + 4.000%), 11/15/2023[b]	408,988

	Total	964,830

	Total Bank Loans (cost $25,868,806)	25,514,426

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Asset-Backed Securities (1.8%)
	Access Group, Inc.
146,515	2.781%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,h	144,759

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Asset-Backed Securities (1.8%) - continued
	Ares CLO, Ltd.
$550,000	3.821%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2*,b	$549,978
	Babson CLO, Ltd.
145,330	3.599%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	145,360
	Betony CLO, Ltd.
550,000	3.600%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1*,b	549,420
	Buttermilk Park CLO, Ltd.
925,000	3.738%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2*,b	924,969
	Carlyle Global Market Strategies CLO, Ltd.
600,000	3.782%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RR*,b	599,976
	Cent CLO 22, Ltd.
175,000	3.753%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	175,035
	Commonbond Student Loan Trust
273,984	2.781%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,h]	271,129
	Dryden Senior Loan Fund
500,000	3.810%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2*,b	499,990
	Earnest Student Loan Program, LLC
324,986	3.020%, 5/25/2034, Ser. 2016-B, Class A2[h]	321,308
	Edlinc Student Loan Funding Trust
72,609	5.330%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	73,450
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,050,000	3.900%, 8/25/2028, Ser. K081, Class A2[b]	1,057,401
	Galaxy XX CLO, Ltd.
550,000	3.469%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	547,746
	Golub Capital Partners, Ltd.
500,000	3.610%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1*,b	499,988
468,000	3.669%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class AR*,b	469,410
	Harley Marine Financing, LLC
1,283,750	5.682%, 5/15/2043, Ser. 2018-1A, Class A2*	1,187,469
	Limerock CLO III, LLC
500,000	3.669%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	500,205
	Madison Park Funding XIV, Ltd.
300,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RR*,b	299,997
	Magnetite XII, Ltd.
525,000	3.536%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR*,b	524,993
	Morgan Stanley Capital I, Inc.
675,000	4.407%, 10/23/2051, Ser. 2018-L1, Class A4	697,254
	Mountain View CLO, Ltd.
375,000	3.556%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1R*,b	374,601
	Neuberger Berman CLO XIV, Ltd.
525,000	3.759%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	525,258
	Neuberger Berman CLO, Ltd.
110,000	3.649%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	110,135
	Octagon Investment Partners XVI, Ltd.
100,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2R*,b	99,668
	Octagon Investment Partners XX, Ltd.
425,000	3.468%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	425,121
	OZLM VIII, Ltd.
170,000	3.579%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	170,082
	PPM CLO, Ltd.
350,000	3.643%, (LIBOR 3M + 1.150%), 7/15/2031, Ser. 2018-1A, Class A*,b	349,600
	Race Point IX CLO, Ltd.
375,000	3.646%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	376,027
	Renaissance Home Equity Loan Trust
1,543,698	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[i]	1,126,931
	Shackleton CLO, Ltd.
350,000	3.509%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1*,b	349,973
	SLM Student Loan Trust
191,478	2.681%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	188,656
102,343	2.801%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	102,574
	SoFi Consumer Loan Program, LLC
169,882	2.140%, 9/25/2026, Ser. 2017-5, Class A1[h]	169,084

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Asset-Backed Securities (1.8%) - continued
	SoFi Professional Loan Program, LLC
$95,057	2.420%, 3/25/2030, Ser. 2015-A, Class A2[h]	$93,611
	Symphony CLO XV, Ltd.
446,377	3.629%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	446,574
	U.S. Residential Opportunity Fund Trust
61,052	3.352%, 11/27/2037, Ser. 2017-1III, Class Ah	60,444
	Verus Securitization Trust
459,333	3.677%, 6/1/2058, Ser. 2018-2, Class A1[b,h]	457,421
	Voya CLO 3, Ltd.
152,287	3.210%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1R*,b	152,304

	Total	15,617,901

Basic Materials (0.6%)
	Alcoa Nederland Holding BV
255,000	6.750%, 9/30/2024[h]	267,750
	Anglo American Capital plc
300,000	4.875%, 5/14/2025[h]	295,772
	ArcelorMittal SA
212,000	6.125%, 6/1/2025[j]	226,634
	Braskem Netherlands Finance BV
470,000	4.500%, 1/10/2028[h]	434,162
	BWAY Holding Company
265,000	5.500%, 4/15/2024[h]	254,400
	CF Industries, Inc.
450,000	3.450%, 6/1/2023[j]	427,500
	Chemours Company
250,000	5.375%, 5/15/2027	232,500
	First Quantum Minerals, Ltd.
180,000	7.500%, 4/1/2025[h]	160,650
	Georgia-Pacific, LLC
110,000	2.539%, 11/15/2019[h]	109,166
	Glencore Funding, LLC
80,000	4.125%, 5/30/2023[h]	79,044
110,000	4.000%, 3/27/2027[h]	101,165
	International Paper Company
222,000	4.350%, 8/15/2048	190,403
	Kinross Gold Corporation
160,000	5.950%, 3/15/2024	163,600
245,000	4.500%, 7/15/2027	219,275
	Novelis Corporation
105,000	5.875%, 9/30/2026[h]	98,962
	Olin Corporation
315,000	5.125%, 9/15/2027[j]	293,344
	Platform Specialty Products Corporation
190,000	5.875%, 12/1/2025[h]	180,025
	Sherwin-Williams Company
180,000	3.125%, 6/1/2024	170,822
	Syngenta Finance NV
250,000	3.933%, 4/23/2021[h]	248,743
	Teck Resources, Ltd.
355,000	6.125%, 10/1/2035	359,437
	United States Steel Corporation
175,000	6.250%, 3/15/2026	164,938
	Vale Overseas, Ltd.
120,000	6.250%, 8/10/2026	128,100
145,000	6.875%, 11/21/2036	160,992
125,000	6.875%, 11/10/2039	140,313
	Westlake Chemical Corporation
160,000	3.600%, 8/15/2026	148,036
	WestRock Company
195,000	3.750%, 3/15/2025[h]	187,675

	Total	5,443,408

Capital Goods (0.8%)
	AECOM
380,000	5.875%, 10/15/2024	386,650
	Ashtead Capital, Inc.
230,000	4.125%, 8/15/2025[h]	213,325
	Boeing Company
125,000	3.850%, 11/1/2048	115,673
	Bombardier, Inc.
325,000	7.500%, 3/15/2025[h]	324,902
	Building Materials Corporation of America
190,000	6.000%, 10/15/2025[h]	186,912
	Cemex SAB de CV
275,000	6.125%, 5/5/2025[h]	272,937
	Cintas Corporation No. 2
125,000	3.700%, 4/1/2027	120,560
	CNH Industrial Capital, LLC
180,000	4.875%, 4/1/2021	183,897
	CNH Industrial NV
225,000	3.850%, 11/15/2027	207,912
	Crown Americas Capital Corporation IV
310,000	4.500%, 1/15/2023	303,800
	Crown Cork & Seal Company, Inc.
240,000	7.375%, 12/15/2026	256,800
	H&E Equipment Services, Inc.
145,000	5.625%, 9/1/2025	138,112
	Huntington Ingalls Industries, Inc.
270,000	3.483%, 12/1/2027	250,015
	L3 Technologies, Inc.
309,000	3.950%, 5/28/2024	304,337
	Lockheed Martin Corporation
70,000	2.500%, 11/23/2020	68,736
160,000	3.600%, 3/1/2035	144,733
184,000	4.500%, 5/15/2036	185,673
40,000	6.150%, 9/1/2036	47,137
	Northrop Grumman Corporation
300,000	3.850%, 4/15/2045	262,052
	Owens-Brockway Glass Container, Inc.
395,000	5.000%, 1/15/2022[h]	390,063
	Republic Services, Inc.
125,000	2.900%, 7/1/2026	115,440
	Reynolds Group Issuer, Inc.
305,000	5.125%, 7/15/2023[h]	298,519
	Rockwell Collins, Inc.
310,000	2.800%, 3/15/2022	300,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Capital Goods (0.8%) - continued
	Roper Technologies, Inc.
$120,000	2.800%, 12/15/2021	$116,853
75,000	3.650%, 9/15/2023	74,331
104,000	4.200%, 9/15/2028	102,086
	Siemens Financieringsmaatschappij NV
350,000	4.200%, 3/16/2047[h]	337,224
	Standard Industries, Inc.
295,000	5.500%, 2/15/2023[h]	289,100
	Textron, Inc.
125,000	7.250%, 10/1/2019	129,238
275,000	3.375%, 3/1/2028	250,230
	United Rentals North America, Inc.
260,000	5.500%, 7/15/2025	253,338
	United Technologies Corporation
350,000	4.450%, 11/16/2038	338,070
220,000	4.050%, 5/4/2047	192,588

	Total	7,161,736

Collateralized Mortgage Obligations (1.7%)
	Ajax Mortgage Loan Trust
600,000	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,h	599,012
	Alternative Loan Trust
205,466	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	174,712
	Angel Oak Mortgage Trust I, LLC
75,885	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	75,946
1,318,954	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,h]	1,316,324
	Bayview Opportunity Master Fund Trust
390,808	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,h	386,533
	CHL Mortgage Pass-Through Trust
1,455,224	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,240,143
	CIM Trust
1,090,965	5.000%, 12/25/2057, Ser. 2018-R3, Class A1*,b	1,128,929
	Citigroup Mortgage Loan Trust, Inc.
135,516	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	135,099
	COLT Mortgage Loan Trust
330,994	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,h	328,759
	Countrywide Alternative Loan Trust
257,150	4.025%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	225,492
179,497	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	114,223
84,547	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	80,399
557,685	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	465,576
560,795	7.000%, 10/25/2037, Ser. 2007-24, Class A10	348,792
	Countrywide Home Loans, Inc.
147,550	5.750%, 4/25/2037, Ser. 2007-3, Class A27	118,608
	Credit Suisse Mortgage Trust
747,523	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,h]	746,547
	Deutsche Alt-A Securities Mortgage Loan Trust
111,790	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	101,158
	Federal Home Loan Mortgage Corporation
764,745	3.000%, 4/15/2028, Ser. 4193, Class AIk	62,979
691,237	3.000%, 2/15/2033, Ser. 4170, Class IGk	76,720
	Federal National Mortgage Association
1,332,656	3.500%, 1/25/2033, Ser. 2012-150, Class YIk	170,122
	Greenpoint Mortgage Funding Trust
597,296	2.481%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	534,505
	Impac Secured Assets Trust
662,880	2.521%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	557,022
	J.P. Morgan Mortgage Trust
34,630	4.225%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	30,214
435,606	2.661%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	237,654
533,946	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	311,926
	MASTR Alternative Loans Trust
117,363	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	118,428
318,673	2.731%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	156,274
	Merrill Lynch Alternative Note Asset Trust
116,005	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	91,138
	Mill City Mortgage Loan Trust
544,211	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,h]	540,145
	MortgageIT Trust
878,286	2.481%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	779,849
	Preston Ridge Partners Mortgage Trust, LLC
564,653	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,i	558,269
	Pretium Mortgage Credit Partners, LLC
304,967	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[h,i]	301,660
	Residential Accredit Loans, Inc. Trust
85,710	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	82,702

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Collateralized Mortgage Obligations (1.7%) - continued
$652,461	2.831%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	$517,329
	Sequoia Mortgage Trust
638,283	3.984%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	528,985
	Towd Point Mortgage Trust
290,575	2.887%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,h]	290,251
	Verus Securitization Trust
245,811	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,b	243,737
402,729	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	392,971
	WaMu Mortgage Pass Through Certificates
95,289	3.867%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	92,112
90,859	3.876%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	87,984

	Total	14,349,228

Commercial Mortgage-Backed Securities (1.5%)
	BANK 2018-BNK13
875,000	4.217%, 8/15/2061, Ser. 2018-BN13, Class A5	884,887
	Benchmark 2018-B5 Mortgage Trust
950,000	4.208%, 7/15/2051, Ser. 2018-B5, Class A4	961,501
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	734,253
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
700,000	3.900%, 4/25/2028, Ser. K076, Class A2[l]	707,899
	Federal National Mortgage Association - ACES
475,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[b]	436,650
700,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[b]	658,091
900,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	850,791
775,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[b]	730,761
	Federal National Mortgage Association Grantor Trust
923,973	2.898%, 6/25/2027, Ser. 2017-T1, Class Al	860,251
	GS Mortgage Securities Trust
500,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	503,093
800,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	796,569
800,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	770,536
	Morgan Stanley Bank of America Merrill Lynch Trust
675,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	655,474
	Morgan Stanley Capital I, Inc.
1,000,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	1,008,157
	UBS Commercial Mortgage Trust
972,626	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	969,198
725,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	732,889
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	492,100

	Total	12,753,100

Communications Services (1.7%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	192,528
390,000	6.400%, 12/15/2035	475,239
	AMC Networks, Inc.
265,000	5.000%, 4/1/2024	253,459
	America Movil SAB de CV
164,000	5.000%, 10/16/2019	166,460
	American Tower Corporation
230,000	3.300%, 2/15/2021	228,082
	AT&T, Inc.
112,000	5.875%, 10/1/2019	114,702
75,000	3.316%, (LIBOR 3M + 0.930%), 6/30/2020[b]	75,669
130,000	3.800%, 3/1/2024	127,599
177,000	4.100%, 2/15/2028[h]	168,454
163,000	4.300%, 2/15/2030[h]	153,178
175,000	5.250%, 3/1/2037	167,395
200,000	4.900%, 8/15/2037[h]	183,449
120,000	6.350%, 3/15/2040	127,031
160,000	5.550%, 8/15/2041	154,472
160,000	4.750%, 5/15/2046	138,889
270,000	5.450%, 3/1/2047	256,122
	British Sky Broadcasting Group plc
140,000	3.125%, 11/26/2022[h]	136,816
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[h]	403,500
	CenturyLink, Inc.
340,000	6.450%, 6/15/2021	347,650
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	79,767
150,000	4.500%, 2/1/2024	150,181
225,000	4.200%, 3/15/2028	210,806
580,000	6.484%, 10/23/2045	592,796
	Clear Channel Worldwide Holdings, Inc.
240,000	6.500%, 11/15/2022	243,648
	Comcast Corporation
225,000	4.950%, 10/15/2058	220,430
185,000	4.049%, 11/1/2052	157,981
150,000	2.750%, 3/1/2023	144,614
75,000	3.038%, (LIBOR 3M + 0.630%), 4/15/2024[b]	74,579
140,000	3.950%, 10/15/2025	139,608
225,000	4.250%, 10/15/2030	222,258
395,000	4.400%, 8/15/2035	375,484
212,000	4.750%, 3/1/2044	207,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Communications Services (1.7%) - continued
$125,000	4.600%, 8/15/2045	$119,502
	Cox Communications, Inc.
225,000	3.350%, 9/15/2026[h]	207,008
80,000	4.600%, 8/15/2047[h]	71,214
	Crown Castle International Corporation
218,000	3.400%, 2/15/2021	216,630
418,000	5.250%, 1/15/2023	435,945
160,000	3.200%, 9/1/2024	151,119
	CSC Holdings, LLC
40,000	5.500%, 4/15/2027[h]	38,400
	Digicel, Ltd.
570,000	6.000%, 4/15/2021*,j	517,275
	Discovery Communications, LLC
220,000	4.900%, 3/11/2026	222,513
360,000	5.000%, 9/20/2037	335,913
	Gray Television, Inc.
270,000	5.875%, 7/15/2026[h]	259,116
	Intelsat Jackson Holdings SA
155,000	8.500%, 10/15/2024[h]	152,287
	Level 3 Communications, Inc.
380,000	5.375%, 1/15/2024	376,200
	Level 3 Financing, Inc.
135,000	5.375%, 5/1/2025	131,794
	Moody’s Corporation
110,000	2.750%, 12/15/2021	107,300
	Neptune Finco Corporation
281,000	10.875%, 10/15/2025[h]	324,204
	Netflix, Inc.
320,000	4.875%, 4/15/2028[h]	293,600
	Nexstar Escrow Corporation
124,000	5.625%, 8/1/2024[h]	118,420
	Omnicom Group, Inc.
95,000	3.600%, 4/15/2026	89,341
	SES Global Americas Holdings GP
130,000	2.500%, 3/25/2019[h]	129,637
	Sprint Communications, Inc.
235,000	6.000%, 11/15/2022	237,203
	Sprint Corporation
305,000	7.625%, 2/15/2025	316,819
	Telecom Italia SPA
235,000	5.303%, 5/30/2024[h]	221,488
	Telefonica Emisiones SAU
250,000	4.665%, 3/6/2038	224,104
	Time Warner Entertainment Company, LP
270,000	8.375%, 3/15/2023	311,206
	Verizon Communications, Inc.
255,000	3.500%, 11/1/2021	255,072
393,000	5.150%, 9/15/2023	417,061
216,000	3.376%, 2/15/2025	208,561
100,000	3.414%, (LIBOR 3M + 1.100%), 5/15/2025[b]	100,515
180,000	4.272%, 1/15/2036	165,381
320,000	4.862%, 8/21/2046	306,185
325,000	4.522%, 9/15/2048	294,779
	Viacom, Inc.
90,000	4.250%, 9/1/2023	89,869
180,000	6.875%, 4/30/2036	198,769
120,000	5.850%, 9/1/2043	119,795
	Virgin Media Secured Finance plc
265,000	5.250%, 1/15/2026[h]	247,113
	Windstream Services, LLC
225,000	8.625%, 10/31/2025[h]	210,375

	Total	14,911,755

Consumer Cyclical (1.3%)
	Amazon.com, Inc.
100,000	3.150%, 8/22/2027	94,190
200,000	3.875%, 8/22/2037	188,334
120,000	4.050%, 8/22/2047	112,409
	American Honda Finance Corporation
185,000	2.000%, 2/14/2020	182,385
	Aptiv plc
230,000	3.150%, 11/19/2020	227,422
	Cinemark USA, Inc.
505,000	4.875%, 6/1/2023	493,006
	D.R. Horton, Inc.
200,000	2.550%, 12/1/2020	195,331
	Daimler Finance North America, LLC
160,000	3.140%, (LIBOR 3M + 0.620%), 10/30/2019[b,h]	160,627
225,000	2.891%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	225,108
	Delphi Jersey Holdings plc
310,000	5.000%, 10/1/2025[h]	279,775
	Ford Motor Credit Company, LLC
200,000	2.943%, 1/8/2019	199,958
160,000	2.262%, 3/28/2019	159,453
80,000	2.459%, 3/27/2020	78,378
60,000	3.200%, 1/15/2021	58,552
125,000	3.656%, (LIBOR 3M + 1.270%), 3/28/2022[b]	123,478
250,000	2.979%, 8/3/2022	234,506
	General Motors Company
275,000	3.227%, (LIBOR 3M + 0.900%), 9/10/2021[b]	274,602
275,000	5.000%, 10/1/2028	263,137
	General Motors Financial Company, Inc.
80,000	3.366%, (LIBOR 3M + 0.930%), 4/13/2020[b]	80,370
138,000	3.700%, 11/24/2020	137,736
92,000	4.200%, 3/1/2021	92,445
240,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	239,983
210,000	3.150%, 6/30/2022	201,587
80,000	3.950%, 4/13/2024	76,868
250,000	4.300%, 7/13/2025	239,120
	Home Depot, Inc.
205,000	5.400%, 9/15/2040	230,522
120,000	4.250%, 4/1/2046	115,386
220,000	3.900%, 6/15/2047	200,164
	Hyundai Capital America
200,000	2.550%, 4/3/2020[h]	196,356
138,000	3.000%, 10/30/2020[h]	135,818
	Jaguar Land Rover Automotive plc
315,000	5.625%, 2/1/2023[h]	300,038
	KB Home
160,000	4.750%, 5/15/2019	160,528

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Consumer Cyclical (1.3%) - continued
	L Brands, Inc.
$315,000	5.625%, 2/15/2022	$319,725
	Landry’s, Inc.
260,000	6.750%, 10/15/2024[h]	259,350
	Lear Corporation
165,000	5.250%, 1/15/2025	169,028
	Lennar Corporation
170,000	4.125%, 1/15/2022	165,971
465,000	4.875%, 12/15/2023	453,956
	Live Nation Entertainment, Inc.
215,000	4.875%, 11/1/2024[h]	205,863
155,000	5.625%, 3/15/2026[h]	155,000
	Macy’s Retail Holdings, Inc.
312,000	2.875%, 2/15/2023[j]	291,401
	Mastercard, Inc.
290,000	3.950%, 2/26/2048	273,855
	McDonald’s Corporation
135,000	2.750%, 12/9/2020	133,504
160,000	2.625%, 1/15/2022	155,619
250,000	4.450%, 3/1/2047	233,789
	MGM Resorts International
380,000	6.000%, 3/15/2023	385,700
	Navistar International Corporation
300,000	6.625%, 11/1/2025[h]	306,000
	New Red Finance, Inc.
275,000	4.250%, 5/15/2024[h,j]	257,813
	Nissan Motor Acceptance Corporation
135,000	2.150%, 9/28/2020[h]	131,665
	Prime Security Services Borrower, LLC
292,000	9.250%, 5/15/2023[h]	308,556
	Six Flags Entertainment Corporation
270,000	4.875%, 7/31/2024[h]	255,150
	Toll Brothers Finance Corporation
67,000	4.000%, 12/31/2018	66,833
	VOC Escrow, Ltd.
300,000	5.000%, 2/15/2028[h]	282,000
	Wabash National Corporation
305,000	5.500%, 10/1/2025[h]	274,500

	Total	11,042,850

Consumer Non-Cyclical (2.1%)
	Abbott Laboratories
200,000	2.900%, 11/30/2021	196,420
70,000	3.400%, 11/30/2023	69,250
37,000	3.750%, 11/30/2026	36,432
340,000	4.750%, 11/30/2036	345,605
175,000	4.900%, 11/30/2046	180,499
	AbbVie, Inc.
310,000	2.500%, 5/14/2020	305,948
230,000	3.600%, 5/14/2025	219,459
94,000	4.700%, 5/14/2045	84,982
	Altria Group, Inc.
80,000	2.850%, 8/9/2022	77,750
100,000	2.625%, 9/16/2026	89,892
	Amgen, Inc.
264,000	2.200%, 5/11/2020	259,903
92,000	2.700%, 5/1/2022	89,182
75,000	3.125%, 5/1/2025	70,974
	Anheuser-Busch InBev Finance, Inc.
100,000	3.603%, (LIBOR 3M + 1.260%), 2/1/2021[b]	102,129
462,000	3.650%, 2/1/2026	438,475
320,000	4.700%, 2/1/2036	305,155
	Anheuser-Busch InBev Worldwide, Inc.
500,000	4.750%, 4/15/2058	443,154
155,000	3.165%, (LIBOR 3M + 0.740%), 1/12/2024[b]	154,915
250,000	4.375%, 4/15/2038	226,985
250,000	4.600%, 4/15/2048	225,075
	BAT Capital Corporation
80,000	2.297%, 8/14/2020[h]	78,283
120,000	3.222%, 8/15/2024[h]	113,250
160,000	4.540%, 8/15/2047[h]	139,317
	Baxalta, Inc.
105,000	4.000%, 6/23/2025	102,348
	Bayer U.S. Finance II, LLC
270,000	4.250%, 12/15/2025[h]	265,250
275,000	4.875%, 6/25/2048[h]	256,412
	Becton, Dickinson and Company
187,000	3.734%, 12/15/2024	181,279
325,000	3.700%, 6/6/2027	305,249
132,000	4.669%, 6/6/2047	123,708
	Boston Scientific Corporation
90,000	6.000%, 1/15/2020	92,771
75,000	3.850%, 5/15/2025	73,969
125,000	4.000%, 3/1/2028	122,040
120,000	7.375%, 1/15/2040	153,741
	Bunge, Ltd. Finance Corporation
36,000	3.500%, 11/24/2020	35,923
	Celgene Corporation
350,000	2.875%, 8/15/2020	346,321
	Church & Dwight Company, Inc.
65,000	2.450%, 12/15/2019	64,533
	Clorox Company
270,000	3.100%, 10/1/2027	250,136
	Conagra Brands, Inc.
125,000	3.800%, 10/22/2021	125,290
175,000	4.300%, 5/1/2024	175,269
	Constellation Brands, Inc.
190,000	3.600%, 2/15/2028	175,325
	CVS Caremark Corporation
50,000	4.000%, 12/5/2023	49,722
	CVS Health Corporation
47,000	3.350%, 3/9/2021	46,794
94,000	3.700%, 3/9/2023	92,873
245,000	4.100%, 3/25/2025	242,149
520,000	4.875%, 7/20/2035	505,524
465,000	4.780%, 3/25/2038	445,449
270,000	5.050%, 3/25/2048	263,207
	EMD Finance, LLC
232,000	2.950%, 3/19/2022[h]	225,651
	Energizer Holdings, Inc.
171,000	5.500%, 6/15/2025[h]	166,297
	Express Scripts Holding Company
80,000	3.000%, 7/15/2023	76,742
355,000	4.800%, 7/15/2046	333,585
	Forest Laboratories, LLC
46,000	4.875%, 2/15/2021[h]	46,994

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Consumer Non-Cyclical (2.1%) - continued
	Grupo Bimbo SAB de CV
$200,000	4.700%, 11/10/2047[h]	$175,450
	Halfmoon Parent, Inc.
50,000	3.326%, (LIBOR 3M + 0.890%), 7/15/2023[b,h]	49,960
240,000	4.125%, 11/15/2025[h]	237,251
295,000	4.800%, 8/15/2038[h]	284,789
	HCA, Inc.
185,000	5.250%, 6/15/2026	188,237
155,000	4.500%, 2/15/2027	150,737
	Imperial Tobacco Finance plc
250,000	2.950%, 7/21/2020[h]	246,777
	Iron Mountain, Inc.
150,000	4.875%, 9/15/2027[h]	133,500
	JBS USA, LLC
310,000	5.750%, 6/15/2025[h]	299,925
	Kellogg Company
275,000	3.250%, 5/14/2021	273,070
	Kimberly-Clark Corporation
220,000	3.900%, 5/4/2047	203,844
	Kraft Foods Group, Inc.
184,000	5.000%, 6/4/2042	168,841
	Kraft Heinz Foods Company
325,000	3.375%, 6/15/2021	324,011
	Kroger Company
105,000	2.800%, 8/1/2022	101,646
	Laboratory Corporation of America Holdings
75,000	2.625%, 2/1/2020	74,351
	Maple Escrow Subsidiary, Inc.
215,000	3.551%, 5/25/2021[h]	213,998
	Mead Johnson Nutrition Company
92,000	3.000%, 11/15/2020	91,356
	Medtronic, Inc.
700,000	4.375%, 3/15/2035	696,497
90,000	4.625%, 3/15/2045	91,013
	Merck & Company, Inc.
80,000	2.716%, (LIBOR 3M + 0.375%), 2/10/2020[b]	80,209
50,000	3.700%, 2/10/2045	45,495
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[h]	171,339
	Mondelez International, Inc.
87,000	2.863%, (LIBOR 3M + 0.520%), 2/1/2019[b]	87,080
	Mylan NV
88,000	5.250%, 6/15/2046	75,783
	Mylan, Inc.
55,000	3.125%, 1/15/2023[h]	51,873
157,000	4.550%, 4/15/2028[h]	145,296
	Nestle Holdings, Inc.
425,000	3.900%, 9/24/2038[h]	402,374
	Newell Rubbermaid, Inc.
138,000	5.500%, 4/1/2046	118,949
	PepsiCo, Inc.
180,000	2.850%, 2/24/2026	168,467
	Perrigo Finance Unlimited Company
280,000	4.900%, 12/15/2044	246,122
	Pilgrim’s Pride Corporation
290,000	5.750%, 3/15/2025[h]	270,425
	Reynolds American, Inc.
299,000	5.700%, 8/15/2035	306,923
	Roche Holdings, Inc.
138,000	4.000%, 11/28/2044[h]	133,066
	Shire Acquisitions Investments Ireland Designated Activity Company
252,000	2.400%, 9/23/2021	242,189
	Simmons Foods, Inc.
295,000	5.750%, 11/1/2024[h,j]	216,825
	Smithfield Foods, Inc.
200,000	2.700%, 1/31/2020[h]	196,565
145,000	2.650%, 10/3/2021[h]	137,995
	Tenet Healthcare Corporation
300,000	8.125%, 4/1/2022	312,375
	Thermo Fisher Scientific, Inc.
69,000	3.000%, 4/15/2023	66,506
	TreeHouse Foods, Inc.
210,000	4.875%, 3/15/2022	207,375
	Tyson Foods, Inc.
88,000	3.550%, 6/2/2027	82,034
	VRX Escrow Corporation
595,000	6.125%, 4/15/2025[h]	547,222
	Zimmer Biomet Holdings, Inc.
305,000	3.089%, (LIBOR 3M + 0.750%), 3/19/2021[b]	305,160
	Zoetis, Inc.
275,000	4.700%, 2/1/2043	270,217

	Total	18,490,702

Energy (1.9%)
	Alliance Resource Operating Partners, LP
265,000	7.500%, 5/1/2025[h]	274,937
	Anadarko Petroleum Corporation
265,000	4.850%, 3/15/2021	270,745
280,000	5.550%, 3/15/2026	291,338
	Antero Resources Corporation
305,000	5.125%, 12/1/2022	302,903
	BP Capital Markets plc
275,000	3.535%, 11/4/2024	270,780
50,000	3.119%, 5/4/2026	47,053
312,000	3.279%, 9/19/2027	293,803
	Buckeye Partners, LP
128,000	2.650%, 11/15/2018	127,973
	Canadian Natural Resources, Ltd.
150,000	3.450%, 11/15/2021	148,584
80,000	6.250%, 3/15/2038	90,119
	Canadian Oil Sands, Ltd.
115,000	9.400%, 9/1/2021[h]	129,662
	Cenovus Energy, Inc.
175,000	3.800%, 9/15/2023	171,067
	Cheniere Corpus Christi Holdings, LLC
265,000	7.000%, 6/30/2024	286,531
	Cheniere Energy Partners, LP
370,000	5.625%, 10/1/2026[h]	364,450
	Chesapeake Energy Corporation
155,000	7.000%, 10/1/2024	151,512
	ConocoPhillips
220,000	6.500%, 2/1/2039	274,986

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Energy (1.9%) - continued
	Continental Resources, Inc.
$176,000	5.000%, 9/15/2022	$177,585
275,000	4.375%, 1/15/2028	265,901
	El Paso Pipeline Partners Operating Company, LLC
130,000	4.300%, 5/1/2024	130,285
	Enbridge Energy Partners, LP
220,000	5.875%, 10/15/2025	239,407
	Enbridge, Inc.
165,000	2.900%, 7/15/2022	159,282
	Encana Corporation
45,000	3.900%, 11/15/2021	44,954
	Energy Transfer Equity, LP
310,000	5.500%, 6/1/2027	315,130
	Energy Transfer Operating, LP
85,000	4.200%, 9/15/2023	84,622
275,000	6.000%, 6/15/2048	270,940
	Energy Transfer Partners, LP
155,000	4.900%, 3/15/2035	139,452
50,000	5.150%, 2/1/2043	44,075
	Eni SPA
275,000	4.000%, 9/12/2023[h]	269,178
	EnLink Midstream Partners, LP
45,000	4.150%, 6/1/2025	41,832
50,000	4.850%, 7/15/2026	47,372
	Enterprise Products Operating, LLC
132,000	5.100%, 2/15/2045	131,327
	EQM Midstream Partners LP
275,000	4.750%, 7/15/2023	277,303
	EQT Corporation
118,000	8.125%, 6/1/2019	121,250
245,000	3.900%, 10/1/2027	222,950
	Exxon Mobil Corporation
80,000	4.114%, 3/1/2046	77,166
	Hess Corporation
390,000	3.500%, 7/15/2024	367,709
135,000	6.000%, 1/15/2040	132,969
	Kinder Morgan Energy Partners, LP
135,000	3.500%, 3/1/2021	134,387
215,000	6.500%, 9/1/2039	234,390
	Kinder Morgan, Inc.
225,000	6.500%, 9/15/2020	236,225
	Magellan Midstream Partners, LP
130,000	5.000%, 3/1/2026	135,920
	Marathon Oil Corporation
120,000	2.700%, 6/1/2020	118,373
300,000	6.600%, 10/1/2037	340,575
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	69,975
264,000	4.750%, 12/15/2023[h]	271,967
160,000	6.500%, 3/1/2041	179,540
	MPLX, LP
264,000	4.875%, 6/1/2025	269,165
125,000	4.125%, 3/1/2027	119,268
	Nabors Industries, Inc.
250,000	5.750%, 2/1/2025	230,746
	Newfield Exploration Company
250,000	5.625%, 7/1/2024	257,500
	ONEOK Partners, LP
145,000	3.800%, 3/15/2020	145,438
	Parsley Energy, LLC
125,000	5.625%, 10/15/2027[h]	123,221
	PBF Holding Company, LLC
225,000	7.250%, 6/15/2025	231,750
	Petrobras Global Finance BV
118,000	8.375%, 5/23/2021	128,720
	Petroleos Mexicanos
166,000	6.000%, 3/5/2020	168,281
61,750	2.378%, 4/15/2025	60,021
100,000	6.750%, 9/21/2047	86,140
	Phillips 66
185,000	3.900%, 3/15/2028	177,234
	Pioneer Natural Resources Company
90,000	4.450%, 1/15/2026	90,544
	Plains All American Pipeline, LP
205,000	5.000%, 2/1/2021	209,210
	Regency Energy Partners, LP
160,000	5.875%, 3/1/2022	168,426
310,000	5.000%, 10/1/2022	319,418
	Sabine Pass Liquefaction, LLC
125,000	6.250%, 3/15/2022	133,189
150,000	5.625%, 4/15/2023	157,925
175,000	5.750%, 5/15/2024	185,346
310,000	5.625%, 3/1/2025	323,660
	Schlumberger Holdings Corporation
270,000	4.000%, 12/21/2025[h]	267,071
	Shell International Finance BV
75,000	2.788%, (LIBOR 3M + 0.450%), 5/11/2020[b]	75,457
	Southwestern Energy Company
295,000	7.500%, 4/1/2026[j]	300,163
	SRC Energy, Inc.
300,000	6.250%, 12/1/2025	279,375
	Suncor Energy, Inc.
155,000	3.600%, 12/1/2024	152,222
	Sunoco, LP
105,000	5.500%, 2/15/2026[h]	100,013
160,000	5.875%, 3/15/2028[h]	149,200
	Tallgrass Energy Partners, LP
445,000	5.500%, 1/15/2028[h]	439,909
	Transocean, Inc.
365,000	7.250%, 11/1/2025[h]	354,963
	W&T Offshore, Inc.
145,000	9.750%, 11/1/2023[h]	140,317
	Weatherford International, Ltd.
79,000	4.500%, 4/15/2022[j]	59,250
191,000	8.250%, 6/15/2023[j]	146,115
	Western Gas Partners, LP
176,000	4.000%, 7/1/2022	174,511
95,000	4.500%, 3/1/2028	90,441
	Williams Companies, Inc.
225,000	7.500%, 1/15/2031	266,286
	Williams Partners, LP
100,000	4.000%, 11/15/2021	100,492
70,000	3.600%, 3/15/2022	68,904
100,000	4.500%, 11/15/2023	101,406
155,000	3.750%, 6/15/2027	144,336
175,000	6.300%, 4/15/2040	185,879
	Woodside Finance, Ltd.
225,000	3.650%, 3/5/2025[h]	214,927
90,000	3.700%, 3/15/2028[h]	83,254

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Energy (1.9%) - continued
	WPX Energy, Inc.
$210,000	5.750%, 6/1/2026	$208,950

	Total	16,467,127

Financials (5.1%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[h]	198,580
	ACE INA Holdings, Inc.
138,000	4.350%, 11/3/2045	136,186
	AerCap Ireland Capital, Ltd.
90,000	3.750%, 5/15/2019	90,175
80,000	4.625%, 10/30/2020	81,180
215,000	5.000%, 10/1/2021	220,768
14,000	4.625%, 7/1/2022	14,183
160,000	3.500%, 1/15/2025	149,175
	Air Lease Corporation
220,000	3.375%, 1/15/2019	220,056
185,000	2.500%, 3/1/2021	180,357
75,000	3.500%, 1/15/2022	74,160
	Aircastle, Ltd.
325,000	5.000%, 4/1/2023	329,546
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	210,021
200,000	4.125%, 3/30/2020	199,750
	American Express Company
148,000	2.200%, 10/30/2020	144,516
	American Express Credit Corporation
125,000	2.887%, (LIBOR 3M + 0.550%), 3/18/2019[b]	125,173
264,000	1.875%, 5/3/2019	262,566
380,000	2.200%, 3/3/2020	374,972
	American International Group, Inc.
65,000	3.300%, 3/1/2021	64,342
138,000	4.125%, 2/15/2024	137,169
255,000	3.750%, 7/10/2025	243,488
250,000	3.900%, 4/1/2026	238,187
	Anthem, Inc.
220,000	4.625%, 5/15/2042	208,469
	Ares Capital Corporation
395,000	3.875%, 1/15/2020	396,266
	ASP AMC Merger Sub, Inc.
275,000	8.000%, 5/15/2025[h]	206,250
	Avalonbay Communities, Inc.
200,000	3.500%, 11/15/2025	193,905
	Aviation Capital Group, LLC
255,000	2.875%, 1/20/2022[h]	246,480
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,m]	197,250
400,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	401,073
	Bank of America Corporation
105,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	105,307
110,000	2.369%, 7/21/2021[b]	107,893
132,000	2.328%, 10/1/2021[b]	128,862
225,000	3.499%, 5/17/2022[b]	224,018
205,000	3.300%, 1/11/2023	200,438
175,000	2.881%, 4/24/2023[b]	169,321
184,000	4.000%, 4/1/2024	183,715
500,000	4.000%, 1/22/2025	486,493
225,000	3.093%, 10/1/2025[b]	213,059
138,000	3.500%, 4/19/2026	131,288
240,000	4.183%, 11/25/2027	230,486
180,000	3.824%, 1/20/2028[b]	172,573
212,000	5.875%, 2/7/2042	241,835
	Bank of Montreal
205,000	2.896%, (LIBOR 3M + 0.460%), 4/13/2021[b]	205,466
	Bank of New York Mellon Corporation
230,000	2.500%, 4/15/2021	225,399
	Bank of Nova Scotia
390,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	390,944
185,000	2.700%, 3/7/2022	180,062
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
55,000	2.850%, 9/8/2021[h]	53,815
	Barclays Bank plc
46,000	10.179%, 6/12/2021[h]	52,312
	Barclays plc
150,000	2.750%, 11/8/2019	148,953
310,000	3.250%, 1/12/2021	305,368
236,000	3.650%, 3/16/2025	219,507
	BB&T Corporation
65,000	3.151%, (LIBOR 3M + 0.715%), 1/15/2020[b]	65,402
	BPCE SA
315,000	3.500%, 10/23/2027[h]	283,066
	Capital One Financial Corporation
115,000	2.450%, 4/24/2019	114,747
154,000	2.500%, 5/12/2020	151,807
500,000	3.450%, 4/30/2021	497,829
160,000	3.050%, 3/9/2022	156,097
	Capital One NA
250,000	2.350%, 1/31/2020	246,845
	Cboe Global Markets, Inc.
100,000	1.950%, 6/28/2019	99,287
	Cigna Corporation
350,000	3.050%, 10/15/2027	312,262
	CIT Group, Inc.
375,000	5.000%, 8/15/2022	377,812
	Citigroup, Inc.
90,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	90,218
185,000	2.700%, 3/30/2021	181,180
200,000	2.750%, 4/25/2022	193,208
139,000	4.050%, 7/30/2022	139,607
140,000	3.142%, 1/24/2023[b]	136,681
370,000	4.400%, 6/10/2025	366,543
160,000	3.200%, 10/21/2026	146,622
240,000	3.668%, 7/24/2028[b]	225,029
120,000	4.125%, 7/25/2028	113,923
225,000	3.520%, 10/27/2028[b]	208,517
300,000	3.878%, 1/24/2039[b]	266,195
162,000	4.650%, 7/23/2048	156,542
	Citizens Bank NA
250,000	2.200%, 5/26/2020	245,339
	Comerica, Inc.
75,000	3.700%, 7/31/2023	74,309
	Commerzbank AG
200,000	8.125%, 9/19/2023[h]	225,269
	Commonwealth Bank of Australia
120,000	2.250%, 3/10/2020[h]	118,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Financials (5.1%) - continued
$285,000	3.034%, (LIBOR 3M + 0.700%), 3/16/2023[b,h]	$285,909
	Compass Bank
150,000	2.750%, 9/29/2019	149,325
250,000	3.500%, 6/11/2021	247,946
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
258,000	3.950%, 11/9/2022	255,599
528,000	4.625%, 12/1/2023	532,540
	Credit Agricole SA
105,000	3.236%, (LIBOR 3M + 0.800%), 4/15/2019[b,h]	105,300
250,000	3.375%, 1/10/2022[h]	244,743
	Credit Suisse AG
92,000	5.400%, 1/14/2020	93,984
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[b,h]	237,713
200,000	7.250%, 9/12/2025[b,h,m]	197,750
250,000	3.869%, 1/12/2029[b,h]	231,624
	Credit Suisse Group Funding, Ltd.
100,000	3.125%, 12/10/2020	98,859
184,000	3.750%, 3/26/2025	176,141
	Deutsche Bank AG
156,000	2.700%, 7/13/2020	152,425
275,000	3.375%, 5/12/2021	267,817
100,000	4.250%, 10/14/2021	99,202
300,000	4.875%, 12/1/2032[b]	255,591
	Digital Realty Trust LP
230,000	3.400%, 10/1/2020	229,534
	Discover Bank
135,000	8.700%, 11/18/2019	141,738
155,000	3.100%, 6/4/2020	153,834
260,000	4.682%, 8/9/2028[b]	256,901
	Duke Realty, LP
50,000	3.875%, 2/15/2021	50,317
96,000	4.375%, 6/15/2022	98,120
	ERP Operating, LP
54,000	3.375%, 6/1/2025	52,183
	European Investment Bank
160,000	1.875%, 3/15/2019	159,590
	Fidelity National Financial, Inc.
250,000	5.500%, 9/1/2022	263,410
	Fifth Third Bancorp
112,000	2.875%, 7/27/2020	110,983
65,000	2.875%, 10/1/2021	63,752
135,000	2.600%, 6/15/2022	129,776
	Five Corners Funding Trust
445,000	4.419%, 11/15/2023[h]	454,505
	GE Capital International Funding Company
675,000	4.418%, 11/15/2035	582,558
	Goldman Sachs Group, Inc.
488,000	5.375%, 3/15/2020	501,078
95,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[b]	96,050
300,000	5.375%, 5/10/2020[b,m]	303,375
524,000	5.250%, 7/27/2021	544,909
285,000	2.876%, 10/31/2022[b]	277,202
176,000	2.908%, 6/5/2023[b]	169,562
300,000	3.691%, 6/5/2028[b]	281,606
460,000	4.750%, 10/21/2045	447,570
	Hartford Financial Services Group, Inc.
334,000	5.125%, 4/15/2022	348,492
	HCP, Inc.
230,000	4.000%, 12/1/2022	228,348
100,000	3.400%, 2/1/2025	93,876
	HSBC Holdings plc
315,000	3.400%, 3/8/2021	313,459
200,000	6.875%, 6/1/2021[b,m]	207,250
125,000	2.650%, 1/5/2022	120,878
350,000	3.900%, 5/25/2026	336,326
	HSBC USA, Inc.
255,000	2.350%, 3/5/2020	251,965
	Huntington National Bank
250,000	2.200%, 11/6/2018	249,985
	Icahn Enterprises, LP
115,000	6.750%, 2/1/2024	115,862
150,000	6.375%, 12/15/2025	149,063
	ING Groep NV
200,000	3.150%, 3/29/2022	194,507
250,000	4.100%, 10/2/2023	248,109
	International Lease Finance Corporation
80,000	5.875%, 8/15/2022	84,256
	Intesa Sanpaolo SPA
162,000	3.125%, 7/14/2022[h]	147,168
	Iron Mountain, Inc.
125,000	6.000%, 8/15/2023	127,969
	J.P. Morgan Chase & Company
75,000	2.250%, 1/23/2020	74,112
170,000	3.001%, (LIBOR 3M + 0.680%), 6/1/2021[b]	170,255
90,000	2.295%, 8/15/2021	87,102
230,000	4.500%, 1/24/2022	236,386
185,000	2.972%, 1/15/2023	179,014
134,000	3.200%, 1/25/2023	131,174
230,000	2.700%, 5/18/2023	219,823
105,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	106,849
200,000	3.625%, 5/13/2024	196,930
145,000	3.125%, 1/23/2025	137,498
425,000	3.900%, 7/15/2025	419,136
150,000	3.300%, 4/1/2026	141,675
275,000	4.203%, 7/23/2029[b]	270,871
260,000	3.882%, 7/24/2038[b]	234,386
	J.P. Morgan Chase Bank NA
300,000	3.086%, 4/26/2021[b]	298,854
	KeyCorp
220,000	2.900%, 9/15/2020	217,974
	Kimco Realty Corporation
320,000	3.300%, 2/1/2025	302,354
	Liberty Mutual Group, Inc.
80,000	4.950%, 5/1/2022[h]	82,364
	Liberty Property, LP
216,000	3.750%, 4/1/2025	208,526
	Lloyds Bank plc
200,000	2.833%, (LIBOR 3M + 0.490%), 5/7/2021[b]	200,260
	Lloyds Banking Group plc
225,000	2.907%, 11/7/2023[b]	213,756
	MetLife, Inc.
210,000	4.050%, 3/1/2045	187,532

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Financials (5.1%) - continued
	Mitsubishi UFJ Financial Group, Inc.
$200,000	2.190%, 9/13/2021	$192,429
280,000	3.455%, 3/2/2023	276,089
200,000	3.287%, 7/25/2027	186,941
	Morgan Stanley
80,000	5.550%, 7/15/2020[b,m]	80,800
315,000	2.500%, 4/21/2021	306,927
200,000	2.625%, 11/17/2021	193,984
110,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	111,238
198,000	2.750%, 5/19/2022	191,411
135,000	4.875%, 11/1/2022	138,912
185,000	3.125%, 1/23/2023	179,037
70,000	4.000%, 7/23/2025	68,749
275,000	4.350%, 9/8/2026	267,833
240,000	3.591%, 7/22/2028[b]	224,810
225,000	3.772%, 1/24/2029[b]	213,246
	MPT Operating Partnership, LP
325,000	6.375%, 3/1/2024	336,375
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	105,331
	National City Corporation
279,000	6.875%, 5/15/2019	284,767
	New York Life Global Funding
128,000	2.300%, 6/10/2022[h]	122,707
	Park Aerospace Holdings, Ltd.
145,000	5.500%, 2/15/2024[h]	143,586
	Prudential Financial, Inc.
65,000	2.350%, 8/15/2019	64,655
	Quicken Loans, Inc.
410,000	5.750%, 5/1/2025[h]	395,138
	Realty Income Corporation
175,000	4.125%, 10/15/2026	173,631
	Regency Centers, LP
290,000	4.125%, 3/15/2028	282,089
	Reinsurance Group of America, Inc.
239,000	5.000%, 6/1/2021	247,230
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[h]	84,821
	Royal Bank of Scotland Group plc
220,000	8.625%, 8/15/2021[b,m]	231,275
200,000	3.875%, 9/12/2023	192,417
290,000	5.125%, 5/28/2024	287,100
	Santander UK Group Holdings plc
160,000	2.875%, 10/16/2020	157,658
	Simon Property Group, LP
70,000	2.500%, 9/1/2020	69,021
225,000	2.750%, 2/1/2023	216,791
160,000	4.250%, 11/30/2046	150,163
	SITE Centers Corporation
185,000	4.625%, 7/15/2022	188,220
	Skandinaviska Enskilda Banken AB
130,000	2.375%, 3/25/2019[h]	129,663
	Societe Generale SA
132,000	4.750%, 11/24/2025[h]	129,336
	Standard Chartered plc
168,000	2.100%, 8/19/2019[h]	166,588
	State Street Corporation
104,000	3.222%, (LIBOR 3M + 0.900%), 8/18/2020[b]	105,294
	Sumitomo Mitsui Financial Group, Inc.
160,000	2.784%, 7/12/2022	154,658
135,000	3.102%, 1/17/2023	131,402
120,000	3.010%, 10/19/2026	110,196
	Sumitomo Mitsui Trust Bank, Ltd.
225,000	1.950%, 9/19/2019[h]	222,682
	SunTrust Banks, Inc.
175,000	2.250%, 1/31/2020	172,933
	Svenska Handelsbanken AB
150,000	2.824%, (LIBOR 3M + 0.490%), 6/17/2019[b]	150,322
	Synchrony Financial
303,000	3.000%, 8/15/2019	301,761
60,000	3.578%, (LIBOR 3M + 1.230%), 2/3/2020[b]	60,365
70,000	4.250%, 8/15/2024	66,483
350,000	3.950%, 12/1/2027	308,614
	Toronto-Dominion Bank
70,000	3.262%, (LIBOR 3M + 0.930%), 12/14/2020[b]	71,003
	UBS Group Funding Jersey, Ltd.
138,000	4.125%, 9/24/2025[h]	135,780
	UBS Group Funding Switzerland AG
190,000	3.491%, 5/23/2023[h]	185,602
	UnitedHealth Group, Inc.
40,000	3.350%, 7/15/2022	39,715
225,000	2.950%, 10/15/2027	207,913
405,000	4.625%, 7/15/2035	416,760
	USB Realty Corporation
65,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,m]	58,338
	Vantiv, LLC
300,000	4.375%, 11/15/2025[h]	283,125
	Ventas Realty, LP
190,000	3.100%, 1/15/2023	184,063
235,000	4.000%, 3/1/2028	224,583
	Voya Financial, Inc.
310,000	3.125%, 7/15/2024	291,943
	Wells Fargo & Company
95,000	3.200%, (LIBOR 3M + 0.680%), 1/30/2020[b]	95,451
180,000	2.550%, 12/7/2020	176,357
190,000	2.625%, 7/22/2022	182,456
185,000	3.069%, 1/24/2023	179,195
160,000	3.450%, 2/13/2023	156,279
205,000	3.000%, 2/19/2025	191,824
175,000	3.000%, 4/22/2026	161,298
163,000	3.000%, 10/23/2026	149,219
307,000	4.900%, 11/17/2045	297,904
	Welltower, Inc.
75,000	3.950%, 9/1/2023	74,823
282,000	4.000%, 6/1/2025	275,067
	ZB NA
290,000	3.500%, 8/27/2021	288,506

	Total	44,552,285

Foreign Government (<0.1%)
	Export-Import Bank of Korea
90,000	2.250%, 1/21/2020	88,962

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Foreign Government (<0.1%) - continued
	Kommunalbanken AS
$150,000	1.500%, 10/22/2019[h]	$148,035

	Total	236,997

Mortgage-Backed Securities (11.7%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,770,000	4.000%, 11/1/2048[d]	11,774,079
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
474,549	3.000%, 3/15/2045, Ser. 4741, Class GA	463,473
	Federal National Mortgage Association
699,000	3.640%, 6/1/2028	688,053
300,000	3.710%, 7/1/2028	295,467
	Federal National Mortgage Association Conventional 15-yr. Pass Through
5,670,000	3.500%, 11/1/2033[d]	5,665,238
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
256,076	4.281%, (LIBOR 12M + 1.550%), 7/1/2043[b]	264,018
26,250,000	3.500%, 11/1/2048[d]	25,553,761
23,905,000	4.000%, 11/1/2048[d]	23,904,900
28,675,000	4.500%, 11/1/2048[d]	29,358,833
3,450,000	5.000%, 11/1/2048[d]	3,600,129

	Total	101,567,951

Technology (1.1%)
	Amphenol Corporation
66,000	2.550%, 1/30/2019	65,944
	Apple, Inc.
75,000	2.638%, (LIBOR 3M + 0.300%), 5/6/2020[b]	75,298
110,000	3.000%, 2/9/2024	106,791
170,000	3.200%, 5/11/2027	161,643
200,000	3.000%, 6/20/2027	187,184
365,000	3.000%, 11/13/2027	340,773
215,000	4.500%, 2/23/2036	223,357
138,000	4.650%, 2/23/2046	142,360
220,000	4.250%, 2/9/2047	213,769
315,000	3.750%, 9/12/2047	282,536
	Applied Materials, Inc.
88,000	3.300%, 4/1/2027	83,040
	Avnet, Inc.
120,000	3.750%, 12/1/2021	119,698
	Baidu, Inc.
180,000	3.000%, 6/30/2020	178,373
	Broadcom Corporation
164,000	3.875%, 1/15/2027	150,394
405,000	3.500%, 1/15/2028	356,553
	CDK Global, Inc.
150,000	4.875%, 6/1/2027	140,437
	Cisco Systems, Inc.
100,000	2.821%, (LIBOR 3M + 0.500%), 3/1/2019[b]	100,152
	CommScope Technologies Finance, LLC
270,000	6.000%, 6/15/2025[h]	262,575
	Diamond 1 Finance Corporation
115,000	3.480%, 6/1/2019[h]	115,143
325,000	4.420%, 6/15/2021[h]	327,707
220,000	5.450%, 6/15/2023[h]	227,858
295,000	6.020%, 6/15/2026[h]	305,895
	Equinix, Inc.
210,000	5.750%, 1/1/2025	213,938
	Fidelity National Information Services, Inc.
91,000	3.625%, 10/15/2020	91,178
	Harland Clarke Holdings Corporation
280,000	8.375%, 8/15/2022[h]	252,700
	Hewlett Packard Enterprise Company
260,000	3.059%, (LIBOR 3M + 0.720%), 10/5/2021[b]	260,112
75,000	3.500%, 10/5/2021	74,786
115,000	4.400%, 10/15/2022	117,230
	Intel Corporation
140,000	3.700%, 7/29/2025	139,654
207,000	4.100%, 5/19/2046	196,991
	Marvell Technology Group, Ltd.
165,000	4.200%, 6/22/2023	163,129
220,000	4.875%, 6/22/2028	215,828
	Microsoft Corporation
280,000	4.750%, 11/3/2055	302,019
280,000	4.200%, 11/3/2035	283,898
625,000	3.700%, 8/8/2046	575,080
215,000	4.250%, 2/6/2047	216,203
	NetApp, Inc.
145,000	2.000%, 9/27/2019	143,556
	NXP BV
160,000	3.875%, 9/1/2022[h]	154,400
	Oracle Corporation
184,000	2.400%, 9/15/2023	173,936
490,000	2.950%, 5/15/2025	464,806
225,000	3.850%, 7/15/2036	207,488
	Seagate HDD Cayman
150,000	4.750%, 1/1/2025	137,274
	Sensata Technologies UK Financing Company plc
240,000	6.250%, 2/15/2026[h]	244,200
	Texas Instruments, Inc.
270,000	4.150%, 5/15/2048	258,928
	Tyco Electronics Group SA
40,000	3.450%, 8/1/2024	38,994
80,000	3.125%, 8/15/2027	73,338
	VMware, Inc.
55,000	2.950%, 8/21/2022	52,718
	Western Digital Corporation
295,000	4.750%, 2/15/2026	272,506

	Total	9,492,370

Transportation (0.2%)
	Air Canada Pass Through Trust
50,563	3.875%, 3/15/2023[h]	49,488
	American Airlines Pass Through Trust
221,872	3.375%, 5/1/2027	212,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Transportation (0.2%) - continued
	Avis Budget Car Rental, LLC
$190,000	6.375%, 4/1/2024[h,j]	$181,450
	Burlington Northern Santa Fe, LLC
130,000	5.750%, 5/1/2040	149,603
400,000	5.050%, 3/1/2041	422,714
130,000	4.450%, 3/15/2043	127,750
	CSX Corporation
98,000	3.700%, 11/1/2023	97,827
	Delta Air Lines, Inc.
95,000	2.875%, 3/13/2020	94,118
34,473	4.950%, 11/23/2020	34,610
	ERAC USA Finance, LLC
66,000	2.800%, 11/1/2018[h]	66,000
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	59,286
	United Continental Holdings, Inc.
300,000	4.250%, 10/1/2022	294,375
	XPO Logistics, Inc.
225,000	6.500%, 6/15/2022[h]	230,625

	Total	2,020,714

U.S. Government and Agencies (10.1%)
	Federal National Mortgage Association - ACES
1,200,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	1,173,807
	U.S. Treasury Bonds
150,000	2.250%, 11/15/2027	139,576
6,000,000	2.875%, 5/15/2028	5,866,875
550,000	4.375%, 5/15/2040	637,484
2,000,000	3.000%, 5/15/2042	1,878,594
4,999,000	2.500%, 5/15/2046	4,198,965
1,005,000	3.000%, 5/15/2047	933,472
99,000	2.750%, 11/15/2047	87,279
	U.S. Treasury Bonds, TIPS
3,823,260	0.125%, 1/15/2023	3,679,567
3,914,287	0.375%, 1/15/2027	3,684,425
5,978,350	0.375%, 7/15/2027	5,625,954
	U.S. Treasury Notes
1,900,000	1.000%, 10/15/2019	1,869,645
5,400,000	1.500%, 10/31/2019	5,335,032
4,450,000	1.750%, 11/30/2019	4,403,414
1,170,000	2.250%, 3/31/2020	1,160,814
5,500,000	1.375%, 9/30/2020	5,348,320
130,000	1.875%, 12/15/2020	127,319
1,000,000	1.375%, 5/31/2021	961,953
9,210,000	1.125%, 8/31/2021	8,761,372
6,250,000	1.875%, 7/31/2022	6,010,254
22,765,000	2.000%, 11/30/2022	21,921,984
1,700,000	2.500%, 3/31/2023	1,666,863
1,350,000	2.125%, 7/31/2024	1,285,980
800,000	2.250%, 11/15/2024	765,188

	Total	87,524,136

Utilities (1.3%)
	American Electric Power Company, Inc.
216,000	2.950%, 12/15/2022	210,308
	Appalachian Power Company
85,000	3.300%, 6/1/2027	79,931
	Arizona Public Service Company
80,000	2.200%, 1/15/2020	79,072
	Atmos Energy Corporation
85,000	3.000%, 6/15/2027	79,457
	Berkshire Hathaway Energy Company
55,000	2.400%, 2/1/2020	54,457
140,000	4.500%, 2/1/2045	135,697
	Calpine Corporation
150,000	5.375%, 1/15/2023	142,125
	CenterPoint Energy, Inc.
75,000	3.850%, 2/1/2024	74,949
140,000	4.250%, 11/1/2028	138,648
	CMS Energy Corporation
120,000	2.950%, 2/15/2027	109,288
	Commonwealth Edison Company
205,000	3.700%, 3/1/2045	181,429
65,000	4.350%, 11/15/2045	63,498
	Consolidated Edison, Inc.
92,000	2.000%, 5/15/2021	88,748
69,000	4.500%, 12/1/2045	68,792
	Consumers Energy Company
175,000	4.350%, 4/15/2049[d]	173,838
	Dominion Energy, Inc.
180,000	2.962%, 7/1/2019	179,241
176,000	2.579%, 7/1/2020	173,307
	Dominion Gas Holdings, LLC
255,000	2.500%, 12/15/2019	253,014
	DTE Electric Company
115,000	3.700%, 3/15/2045	102,923
145,000	3.700%, 6/1/2046	128,758
	DTE Energy Company
30,000	2.400%, 12/1/2019	29,690
	Duke Energy Carolinas, LLC
315,000	3.700%, 12/1/2047	276,005
	Duke Energy Corporation
160,000	3.750%, 9/1/2046	135,767
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	114,061
	Duke Energy Indiana, LLC
185,000	3.750%, 5/15/2046	163,730
	Dynegy, Inc.
235,000	7.375%, 11/1/2022	243,812
	Edison International
180,000	2.950%, 3/15/2023	171,228
	Emera U.S. Finance, LP
125,000	2.150%, 6/15/2019	124,111
	Energy Transfer Operating, LP
280,000	5.200%, 2/1/2022	289,466
	Eversource Energy
200,000	2.500%, 3/15/2021	196,234
	Exelon Corporation
100,000	5.100%, 6/15/2045	102,675
138,000	4.450%, 4/15/2046	129,798
	Exelon Generation Company, LLC
189,000	5.200%, 10/1/2019	192,357
165,000	2.950%, 1/15/2020	163,952
	FirstEnergy Corporation
50,000	2.850%, 7/15/2022	48,191
320,000	4.850%, 7/15/2047	312,073
	ITC Holdings Corporation
66,000	4.050%, 7/1/2023	65,630
80,000	5.300%, 7/1/2043	86,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (42.9%)	Value
Utilities (1.3%) - continued
	MidAmerican Energy Holdings Company
$276,000	6.500%, 9/15/2037	$333,026
	Mississippi Power Company
165,000	3.031%, (LIBOR 3M + 0.650%), 3/27/2020[b]	165,017
165,000	3.950%, 3/30/2028	159,911
	Monongahela Power Company
150,000	5.400%, 12/15/2043[h]	169,036
	National Rural Utilities Cooperative Finance Corporation
175,000	2.300%, 11/1/2020	171,332
90,000	3.900%, 11/1/2028	89,623
	NextEra Energy Capital Holdings, Inc.
115,000	2.300%, 4/1/2019	114,749
	NextEra Energy Partners, LP
295,000	4.250%, 9/15/2024[h]	280,250
	NiSource Finance Corporation
88,000	3.490%, 5/15/2027	82,628
255,000	5.650%, 2/1/2045	275,404
	Oncor Electric Delivery Company, LLC
352,000	3.750%, 4/1/2045	319,274
	Pacific Gas and Electric Company
215,000	3.300%, 3/15/2027	193,191
175,000	3.300%, 12/1/2027	155,844
175,000	3.950%, 12/1/2047	141,258
	PPL Capital Funding, Inc.
78,000	3.500%, 12/1/2022	77,008
88,000	3.400%, 6/1/2023	86,250
225,000	5.000%, 3/15/2044	226,418
	PPL Electric Utilities Corporation
132,000	3.950%, 6/1/2047	122,317
	Public Service Electric & Gas Company
220,000	3.000%, 5/15/2027	206,800
	San Diego Gas and Electric Company
270,000	4.150%, 5/15/2048	254,820
	Sempra Energy
75,000	2.400%, 3/15/2020	74,023
	South Carolina Electric & Gas Company
350,000	5.100%, 6/1/2065	336,425
	Southern California Edison Company
175,000	4.000%, 4/1/2047	159,521
175,000	4.125%, 3/1/2048	162,236
	Southern Company
170,000	2.950%, 7/1/2023	162,331
215,000	3.250%, 7/1/2026	199,380
185,000	4.400%, 7/1/2046	169,662
	Southern Company Gas Capital Corporation
220,000	4.400%, 5/30/2047	201,716
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	57,070
	TerraForm Power Operating, LLC
300,000	5.000%, 1/31/2028[h]	268,125

	Total	10,777,389

	Total Long-Term Fixed Income (cost $381,263,892)	372,409,649

Shares	Registered Investment Companies (38.3%)	Value
Affiliated Equity Holdings (20.4%)
901,262	Thrivent Core International Equity Fund	8,363,712
1,506,620	Thrivent Core Low Volatility Equity Fund[n]	15,879,780
2,500,175	Thrivent Large Cap Growth Fund, Class S	31,177,183
47,463	Thrivent Large Cap Stock Fund, Class S	1,275,816
2,752,709	Thrivent Large Cap Value Fund, Class S	63,037,043
606,458	Thrivent Mid Cap Stock Fund, Class S	17,017,212
3,627,422	Thrivent Partner Worldwide Allocation Fund, Class S	35,802,660
171,214	Thrivent Small Cap Stock Fund, Class S	4,511,488

	Total	177,064,894

Affiliated Fixed Income Holdings (17.1%)
2,423,815	Thrivent Core Emerging Markets Debt Fund	21,911,292
4,748,326	Thrivent High Yield Fund, Class S	22,032,233
7,626,300	Thrivent Income Fund, Class S	66,348,810
3,110,740	Thrivent Limited Maturity Bond Fund, Class S	38,262,097

	Total	148,554,432

Equity Funds/Exchange Traded Funds (0.5%)
2,016	iShares Russell 1000 Growth Index Fund	286,433
1,393	iShares Russell 2000 Growth Index Fund[j]	261,731
489	iShares Russell 2000 Value Index Fund	59,242
6,977	ProShares Ultra S&P 500	765,028
445	ProShares UltraPro S&P 500	20,190
11,372	SPDR S&P 500 ETF Trust	3,077,604
2,276	SPDR S&P Biotech ETF[j]	180,054
1,926	SPDR S&P Retail ETF[j]	90,792
1,396	Vanguard REIT ETF	109,335

	Total	4,850,409

Fixed Income Funds/Exchange Traded Funds (0.3%)
37,500	Invesco Senior Loan ETF	862,875
32,000	iShares Short-Term Corporate Bond ETF	1,652,480

	Total	2,515,355

	Total Registered Investment Companies (cost $272,961,090)	332,985,090

Shares	Common Stock (13.1%)	Value
Communications Services (0.6%)
870	Alphabet, Inc., Class An	948,805
505	Alphabet, Inc., Class Cn	543,769
9,834	AT&T, Inc.	301,707
1,866	CBS Corporation	107,015
9,380	Comcast Corporation	357,753
2,628	DISH Network Corporation[n]	80,785
4,829	Facebook, Inc.[n]	732,994
400	Hemisphere Media Group, Inc.[n]	5,388
1,030	IAC/InterActiveCorporation[n]	202,488
4,517	Liberty Media Corporation - Liberty SiriusXM[n]	186,416

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (13.1%)	Value
Communications Services (0.6%) - continued
950	Liberty SiriusXM Group[n]	$39,178
2,741	Liberty Tripadvisor Holdings, Inc.[n]	39,525
187	Lions Gate Entertainment Corporation	3,327
935	Netflix, Inc.[n]	282,164
13,760	News Corporation, Class A	181,494
5,808	News Corporation, Class B	77,479
5,227	ORBCOMM, Inc.[n]	49,813
3,425	Twitter, Inc.[n]	119,019
10,233	Verizon Communications, Inc.	584,202

	Total	4,843,321

Consumer Discretionary (1.2%)
967	Amazon.com, Inc.[n]	1,545,276
3,325	American Axle & Manufacturing Holdings, Inc.[n]	50,440
998	Aptiv plc	76,646
710	Ascent Capital Group, Inc.[n]	682
163	Booking Holdings, Inc.[n]	305,557
3,750	BorgWarner, Inc.	147,787
3,399	Bright Horizons Family Solutions, Inc.[n]	390,579
1,959	Burlington Stores, Inc.[n]	335,949
811	Century Casinos, Inc.[n]	5,061
8,497	Chico’s FAS, Inc.	65,172
2,533	Children’s Place, Inc.	378,430
340	Chipotle Mexican Grill, Inc.[n]	156,512
6,293	Core-Mark Holding Company, Inc.	241,714
8,628	Crocs, Inc.[n]	177,219
1,725	CSS Industries, Inc.	22,666
1,578	Culp, Inc.	36,531
4,530	Dollar Tree, Inc.[n]	381,879
2,574	Duluth Holdings, Inc.[j,n]	79,099
741	Emerald Expositions Events, Inc.	10,833
1,807	Expedia Group, Inc.	226,652
11,120	Extended Stay America, Inc.	181,034
1,007	Five Below, Inc.[n]	114,617
31	Genuine Parts Company	3,036
2,434	G-III Apparel Group, Ltd.[n]	97,019
1,771	Habit Restaurants, Inc.[n]	22,492
5,089	Harley-Davidson, Inc.	194,502
572	Haverty Furniture Companies, Inc.	11,600
3,450	Home Depot, Inc.	606,786
2,339	International Speedway Corporation	87,736
2,872	Las Vegas Sands Corporation	146,558
398	Laureate Education, Inc.[n]	5,926
284	Liberty Latin America, Ltd.[n]	5,106
2,875	LKQ Corporation[n]	78,401
4,880	Lowe’s Companies, Inc.	464,674
425	Lululemon Athletica, Inc.[n]	59,810
1,411	McDonald’s Corporation	249,606
4,555	Michaels Companies, Inc.[n]	72,197
3,535	Modine Manufacturing Company[n]	45,990
5,437	NIKE, Inc.	407,992
5,280	Norwegian Cruise Line Holdings, Ltd.[n]	232,690
6,774	Nutrisystem, Inc.	240,883
320	O’Reilly Automotive, Inc.[n]	102,640
1,600	Oxford Industries, Inc.	142,368
3,535	Planet Fitness, Inc.[n]	173,533
408	Playa Hotels and Resorts NVn	3,505
1,630	Polaris Industries, Inc.	145,037
1,209	PVH Corporation	146,035
550	RHj,n	63,640
2,760	Ross Stores, Inc.	273,240
3,298	Six Flags Entertainment Corporation	177,630
539	Stamps.com, Inc.[n]	108,970
1,660	Tapestry, Inc.	70,235
6,410	Toll Brothers, Inc.	215,761
4,653	Tower International, Inc.	138,148
750	Ulta Beauty, Inc.[n]	205,890
790	Vail Resorts, Inc.	198,543
730	VF Corporation	60,502
945	Wingstop, Inc.	59,176
2,360	Zumiez, Inc.[n]	54,894

	Total	10,303,086

Consumer Staples (0.4%)
2,638	Altria Group, Inc.	171,576
5,272	Archer-Daniels-Midland Company	249,102
1,934	Casey’s General Stores, Inc.	243,897
12,181	Cott Corporation	183,202
3,900	CVS Health Corporation	282,321
368	e.l.f. Beauty, Inc.[n]	3,904
10,870	Hain Celestial Group, Inc.[n]	270,446
874	Inter Parfums, Inc.	51,557
1,287	John B. Sanfilippo & Son, Inc.	81,158
880	Kimberly-Clark Corporation	91,784
4,592	Kroger Company	136,658
245	MGP Ingredients, Inc.	17,437
2,032	Molson Coors Brewing Company	130,048
2,220	Monster Beverage Corporation[n]	117,327
7,450	PepsiCo, Inc.	837,231
442	Seneca Foods Corporation[n]	13,980
1,336	SpartanNash Company	23,848
9,708	SunOpta, Inc.[n]	72,033
3,337	Turning Point Brands, Inc.	137,151
2,257	Wal-Mart Stores, Inc.	226,332

	Total	3,340,992

Energy (0.6%)
4,412	Abraxas Petroleum Corporation[n]	8,118
4,498	Anadarko Petroleum Corporation	239,294
22,983	Archrock, Inc.	235,806
568	California Resources Corporation[n]	17,801
17,233	Callon Petroleum Company[n]	171,813
4,305	Chevron Corporation	480,653
1,912	Comstock Resources, Inc.[n]	13,862
966	Concho Resources, Inc.[n]	134,361
931	Contura Energy, Inc.[j,n]	67,916
5,019	Denbury Resources, Inc.[n]	17,316
1,240	Diamondback Energy, Inc.	139,326
1,813	EQT Corporation	61,588
1,420	Era Group, Inc.[n]	16,074
359	Evolution Petroleum Corporation	3,698
3,124	Exterran Corporation[n]	65,260
8,663	Exxon Mobil Corporation	690,268
7,927	Forum Energy Technologies, Inc.[n]	71,026
30,356	Gran Tierra Energy, Inc.[n]	92,586
4,150	Halliburton Company	143,922
5,085	Helix Energy Solutions Group, Inc.[n]	43,324
402	Keane Group, Inc.[n]	5,053
20,840	Marathon Oil Corporation	395,752
2,173	Marathon Petroleum Corporation	153,088
1,797	Nabors Industries, Ltd.	8,931
3,127	Newpark Resources, Inc.[n]	25,673
5,544	Nine Energy Service, Inc.[n]	205,294
5,403	Northern Oil and Gas, Inc.[n]	15,885
1,939	ONEOK, Inc.	127,198
4,236	Pacific Drilling, Inc. Rights[e,n]	44,111
1,720	Parsley Energy, Inc.[n]	40,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (13.1%)	Value
Energy (0.6%) - continued
14,762	Patterson-UTI Energy, Inc.	$245,640
1,199	Phillips 66	123,281
2,385	Pioneer Energy Services Corporation[n]	7,083
1,574	Pioneer Natural Resources Company	231,803
3,350	SM Energy Company	81,539
3,534	Talos Energy, Inc.[n]	92,096
7,750	TechnipFMC plc	203,825
4,183	Teekay Tankers, Ltd.	4,643
19,570	Transocean, Ltd.[j,n]	215,466
6,469	Unit Corporation[n]	149,628
23,330	Weatherford International plc[j,n]	31,495
4,000	WPX Energy, Inc.[n]	64,160

	Total	5,185,938

Financials (2.5%)
1,050	Affiliated Managers Group, Inc.	119,343
3,380	Aflac, Inc.	145,577
534	AG Mortgage Investment Trust, Inc.	9,238
182	Aircastle, Ltd.	3,536
5,048	Allstate Corporation	483,195
2,800	Ally Financial, Inc.	71,148
2,115	American Express Company	217,274
7,804	American Financial Group, Inc.	780,634
1,870	American International Group, Inc.	77,212
775	Ameris Bancorp	33,240
2,615	Arch Capital Group, Ltd.[n]	74,187
2,142	Argo Group International Holdings, Ltd.	131,969
2,160	Arthur J. Gallagher & Company	159,862
7,840	Assured Guaranty, Ltd.	313,443
981	Axos Financial, Inc.[n]	29,783
67	BancFirst Corporation	3,844
4,375	BancorpSouth Bank	125,562
30,401	Bank of America Corporation	836,027
251	Bank of Marin Bancorp	21,332
204	Bank of New York Mellon Corporation	9,655
1,575	BankFinancial Corporation	22,239
2,281	Berkshire Hathaway, Inc.[n]	468,244
512	BGC Partners, Inc.	5,422
4,620	Blackstone Group, LP	149,503
893	BOK Financial Corporation	76,557
7,005	Boston Private Financial Holdings, Inc.	94,567
20,364	BrightSphere Investment Group	232,150
8,530	Brown & Brown, Inc.	240,375
6,171	Capital One Financial Corporation	551,070
5,374	Cathay General Bancorp	202,439
6,368	Central Pacific Financial Corporation	172,191
832	Cherry Hill Mortgage Investment Corporation	14,901
1,130	Chubb, Ltd.	141,148
1,595	Cincinnati Financial Corporation	125,431
20,131	Citigroup, Inc.	1,317,775
2,016	Comerica, Inc.	164,425
3,155	Community Trust Bancorp, Inc.	143,584
1,220	Descartes Systems Group, Inc.[n]	37,320
6,940	Discover Financial Services	483,510
12,119	Dynex Capital, Inc.	70,169
8,245	E*TRADE Financial Corporation	407,468
6,240	East West Bancorp, Inc.	327,226
1,386	Ellington Residential Mortgage REIT	14,636
3,151	Employers Holdings, Inc.	144,820
5,891	Enterprise Financial Services Corporation	255,964
1,446	Essent Group, Ltd.[n]	57,001
614	FBL Financial Group, Inc.	42,354
10,183	Fifth Third Bancorp	274,839
1,949	Financial Institutions, Inc.	55,644
3,618	First American Financial Corporation	160,386
3,211	First Busey Corporation	89,651
3,330	First Commonwealth Financial Corporation	44,955
4,387	First Defiance Financial Corporation	119,414
903	First Financial Corporation	41,412
25,427	First Hawaiian, Inc.	630,081
4,744	First Interstate BancSystem, Inc.	196,686
217	First Merchants Corporation	9,029
164	First Mid-Illinois Bancshares, Inc.	6,114
1,070	First Midwest Bancorp, Inc.	24,567
459	First of Long Island Corporation	9,276
825	First Republic Bank	75,067
2,168	Goldman Sachs Group, Inc.	488,602
3,357	Great Southern Bancorp, Inc.	181,781
4,145	Hamilton Lane, Inc.	159,085
3,831	Hancock Whitney Corporation	160,749
582	Hanmi Financial Corporation	12,210
578	Hanover Insurance Group, Inc.	64,378
11,022	Hartford Financial Services Group, Inc.	500,619
198	Heartland Financial USA, Inc.	10,522
12,858	Heritage Commerce Corporation	186,570
2,531	Hometrust Bancshares, Inc.[n]	68,995
2,145	Horace Mann Educators Corporation	84,256
3,052	Horizon Bancorp, Inc.	51,151
2,200	Houlihan Lokey, Inc.	90,596
20,654	Huntington Bancshares, Inc.	295,972
1,980	IBERIABANK Corporation	147,490
3,205	Independent Bank Corporation	70,927
433	Interactive Brokers Group, Inc.	21,394
7,182	Intercontinental Exchange, Inc.	553,301
546	Invesco, Ltd.	11,854
9,198	Investment Technology Group, Inc.	252,761
2,439	J.P. Morgan Chase & Company	265,900
9,210	Jefferies Financial Group, Inc.	197,739
2,107	Kemper Corporation	158,425
41,579	KeyCorp	755,075
898	Ladder Capital Corporation	15,122
1,403	Lakeland Bancorp, Inc.	23,107
8,412	Loews Corporation	391,663
90	Markel Corporation[n]	98,392
329	MarketAxess Holdings, Inc.	68,981
382	Mercantile Bank Corporation	12,132
13,147	Meridian Bancorp, Inc.	208,248
2,980	MetLife, Inc.	122,746
4,453	MidWestOne Financial Group, Inc.	128,291
3,285	Morgan Stanley	149,993
914	National Bank Holdings Corporation	30,857
20	National Western Life Group, Inc.	5,386
179	NBT Bancorp, Inc.	6,532
1,400	Old Second Bancorp, Inc.	19,908
934	PacWest Bancorp	37,939
51	Park National Corporation	4,661
6,324	PCSB Financial Corporation	118,385
837	Peapack-Gladstone Financial Corporation	22,591
390	Peoples Bancorp, Inc.	13,350
1,474	Primerica, Inc.	161,757
270	Principal Financial Group, Inc.	12,709
11,063	Provident Financial Services, Inc.	269,937
950	Prudential Financial, Inc.	89,091
2,081	QCR Holdings, Inc.	75,811
2,950	Radian Group, Inc.	56,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (13.1%)	Value
Financials (2.5%) - continued
495	Raymond James Financial, Inc.	$37,962
5,121	Sandy Spring Bancorp, Inc.	182,052
6,917	Santander Consumer USA Holdings Inc.	129,694
6,447	Seacoast Banking Corporation of Florida[n]	169,621
8,026	SLM Corporation[n]	81,384
1,974	State Auto Financial Corporation	62,753
1,832	State Street Corporation	125,950
2,470	Stifel Financial Corporation	112,928
1,195	SVB Financial Group[n]	283,490
10,394	Synovus Financial Corporation	390,399
600	Territorial Bancorp, Inc.	16,344
1,747	TriCo Bancshares	62,927
13,059	TrustCo Bank Corporation	97,812
2,900	U.S. Bancorp	151,583
2,749	United Community Banks, Inc.	68,368
5,018	United Financial Bancorp, Inc.	77,528
302	United Fire Group, Inc.	16,257
131	Univest Corporation of Pennsylvania	3,270
2,107	Unum Group	76,400
1,106	Washington Trust Bancorp, Inc.	56,793
4,272	Wells Fargo & Company	227,399
425	Western Alliance Bancorp[n]	20,502
3,512	Wintrust Financial Corporation	267,404
5,808	WSFS Financial Corporation	247,014
9,980	Zions Bancorporations NA	469,559

	Total	21,715,615

Health Care (1.8%)
82	ABIOMED, Inc.[n]	27,978
846	Aerie Pharmaceuticals, Inc.[n]	44,990
900	Aetna, Inc.	178,560
1,831	AmerisourceBergen Corporation	161,128
3,138	Amgen, Inc.	604,975
1,103	Ardelyx, Inc.[n]	3,033
443	Arena Pharmaceuticals, Inc.[n]	15,797
3,989	Asterias Biotherapeutics, Inc.[n]	4,508
70	Atrion Corporation	47,753
4,011	Baxter International, Inc.	250,728
899	Becton, Dickinson and Company	207,220
1,227	Biogen, Inc.[n]	373,339
4,683	BioMarin Pharmaceutical, Inc.[n]	431,632
270	Bio-Techne Corporation	45,284
394	Bruker Corporation	12,344
1,011	Cardinal Health, Inc.	51,157
1,122	Cardiovascular Systems, Inc.[n]	31,472
5,129	Catalent, Inc.[n]	206,904
1,221	Charles River Laboratories International, Inc.[n]	148,742
809	Concert Pharmaceuticals, Inc.[n]	12,070
4,625	Danaher Corporation	459,725
2,280	Dexcom, Inc.[n]	302,716
1,843	Edwards Lifesciences Corporation[n]	272,027
1,396	Epizyme, Inc.[n]	11,238
1,584	Evolent Health, Inc.[n]	35,165
2,192	Express Scripts Holding Company[n]	212,558
3,918	GenMark Diagnostics, Inc.[n]	20,883
227	Genomic Health, Inc.[n]	16,278
3,560	Gilead Sciences, Inc.	242,721
3,100	GlaxoSmithKline plc ADR	121,086
8,373	Halozyme Therapeutics, Inc.[n]	130,033
589	Heska Corporation[n]	59,030
2,046	Hill-Rom Holdings, Inc.	172,028
439	Illumina, Inc.[n]	136,595
931	Immunomedics, Inc.[n]	20,975
425	Inogen, Inc.[n]	80,567
1,289	Intersect ENT, Inc.[n]	36,169
355	Intra-Cellular Therapies, Inc.[n]	6,028
404	Intuitive Surgical, Inc.[n]	210,557
1,280	Jazz Pharmaceuticals, Inc.[n]	203,290
6,818	Johnson & Johnson	954,452
2,984	LHC Group, Inc.[n]	272,827
929	Magellan Health Services, Inc.[n]	60,441
992	Medpace Holdings, Inc.[n]	51,683
9,617	Medtronic plc	863,799
6,520	Merck & Company, Inc.	479,937
1,033	Merit Medical Systems, Inc.[n]	59,005
4,150	Mylan NVn	129,688
4,479	Myriad Genetics, Inc.[n]	201,689
1,600	Natera, Inc.[n]	35,136
1,199	National Healthcare Corporation	95,356
1,676	Neurocrine Biosciences, Inc.[n]	179,583
1,298	Nevro Corporation[n]	63,290
1,085	Novocure, Ltd.[n]	35,957
3,299	NuVasive, Inc.[n]	185,305
3,569	Omnicell, Inc.[n]	252,328
8,529	Optinose, Inc.[j,n]	90,237
1,647	PerkinElmer, Inc.	142,433
1,760	Perrigo Company plc	123,728
23,160	Pfizer, Inc.	997,270
689	Ra Medical Systems, Inc.[n]	7,372
507	Sage Therapeutics, Inc.[n]	65,241
3,537	Syneos Health, Inc.[n]	161,393
2,700	Tactile Systems Technology, Inc.[n]	176,796
1,744	Teleflex, Inc.	419,851
3,236	Thermo Fisher Scientific, Inc.	756,091
5,519	UnitedHealth Group, Inc.	1,442,391
2,540	Universal Health Services, Inc.	308,762
2,375	Valeant Pharmaceuticals International, Inc.[n]	54,340
2,382	Veeva Systems, Inc.[n]	217,596
2,598	Vertex Pharmaceuticals, Inc.[n]	440,257
733	West Pharmaceutical Services, Inc.	77,639
7,630	Wright Medical Group NVn	205,857
4,567	Zoetis, Inc.	411,715

	Total	15,628,728

Industrials (1.8%)
3,239	Acco Brands Corporation	26,139
375	Acuity Brands, Inc.	47,115
3,014	Advanced Disposal Services, Inc.[n]	81,649
2,324	AECOM[n]	67,721
1,597	Aegion Corporation[n]	30,918
1,847	Aerojet Rocketdyne Holdings, Inc.[n]	65,236
2,279	AGCO Corporation	127,715
6,860	AMETEK, Inc.	460,169
883	ASGN, Inc.[n]	59,232
1,523	AZZ, Inc.	67,545
1,687	Boeing Company	598,649
609	Brady Corporation	24,537
825	Brink’s Company	54,714
975	BWX Technologies, Inc.	56,998
2,366	Casella Waste Systems, Inc.[n]	77,037
4,038	CBIZ, Inc.[n]	89,563
2,482	Colfax Corporation[n]	69,570
3,058	Comfort Systems USA, Inc.	163,542
6,639	Costamare, Inc.	35,187
4,166	Crane Company	362,609
162	CSW Industrials, Inc.[n]	7,457
6,849	CSX Corporation	471,622
73	Cummins, Inc.	9,978

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (13.1%)	Value
Industrials (1.8%) - continued
666	Curtiss-Wright Corporation	$72,900
4,070	Delta Air Lines, Inc.	222,751
795	Dycom Industries, Inc.[n]	53,965
6,694	EMCOR Group, Inc.	475,140
4,993	Emerson Electric Company	338,925
2,735	Encore Wire Corporation	120,887
180	Ennis, Inc.	3,485
689	ESCO Technologies, Inc.	42,180
15,463	Euronav NV	142,260
3,251	Federal Signal Corporation	71,489
1,466	Forrester Research, Inc.	59,050
1,680	Fortune Brands Home and Security, Inc.	75,314
493	Franklin Electric Company, Inc.	20,913
2,191	General Dynamics Corporation	378,123
1,652	Genesee & Wyoming, Inc.[n]	130,888
357	Global Brass and Copper Holdings, Inc.	11,288
289	GMS, Inc.[n]	4,751
1,276	Gorman-Rupp Company	44,022
1,519	Granite Construction, Inc.	69,449
1,850	Healthcare Services Group, Inc.[j]	75,091
1,390	Heico Corporation	116,524
7,329	Honeywell International, Inc.	1,061,386
1,249	Hubbell, Inc.	127,023
625	Huntington Ingalls Industries, Inc.	136,550
321	Hyster-Yale Materials Handling, Inc.	19,404
417	ICF International, Inc.	30,708
824	Illinois Tool Works, Inc.	105,118
4,440	Ingersoll-Rand plc	425,974
8,226	Interface, Inc.	134,001
1,174	Jacobs Engineering Group, Inc.	88,156
1,870	JB Hunt Transport Services, Inc.	206,841
1,040	Kadant, Inc.	102,648
3,966	KAR Auction Services, Inc.	225,824
10,255	KeyW Holding Corporation[n]	80,297
2,796	Kforce, Inc.	86,173
953	Kirby Corporation[n]	68,559
3,895	Korn/Ferry International	175,820
1,090	L3 Technologies, Inc.	206,522
5,305	Lincoln Electric Holdings, Inc.	429,227
1,308	Lindsay Corporation	125,071
709	Lockheed Martin Corporation	208,340
2,870	Masco Corporation	86,100
1,715	Masonite International Corporation[n]	94,994
1,574	Mercury Systems, Inc.[n]	73,758
4,675	Milacron Holdings Corporation[n]	65,450
1,381	Moog, Inc.	98,810
15,871	MRC Global, Inc.[n]	251,238
1,814	Mueller Industries, Inc.	44,171
9,861	NCI Building Systems, Inc.[n]	120,797
12,114	Nexeo Solutions, Inc.[n]	126,591
1,971	Norfolk Southern Corporation	330,793
1,340	Old Dominion Freight Line, Inc.	174,763
69	Orion Group Holdings, Inc.[n]	326
2,425	Oshkosh Corporation	136,139
649	Parker Hannifin Corporation	98,408
8,021	Primoris Services Corporation	169,804
811	Radiant Logistics, Inc.[n]	4,412
1,257	Raven Industries, Inc.	54,654
1,824	Regal-Beloit Corporation	130,781
1,221	Resideo Technologies, Inc.[n]	25,702
675	Resources Connection, Inc.	11,016
1,231	Ritchie Brothers Auctioneers, Inc.	41,374
1,190	Roper Industries, Inc.	336,651
349	Rush Enterprises, Inc.	12,351
2,347	SiteOne Landscape Supply, Inc.[n]	159,690
9,040	Southwest Airlines Company	443,864
1,180	SP Plus Corporation[n]	37,713
2,816	SPX Corporation[n]	82,565
1,035	SPX FLOW, Inc.[n]	35,428
1,579	Standex International Corporation	128,088
2,757	Terex Corporation	92,056
3,364	TPI Composites, Inc.[n]	84,975
260	TransDigm Group, Inc.[n]	85,865
923	TransUnion	60,687
4,898	TriMas Corporation[n]	144,246
213	UniFirst Corporation	31,801
2,560	United Continental Holdings, Inc.[n]	218,906
1,143	United Parcel Service, Inc.	121,775
1,810	United Rentals, Inc.[n]	217,327
2,475	United Technologies Corporation	307,420
4,692	Univar, Inc.[n]	115,517
1,904	Universal Truckload Services, Inc.	51,732
848	Valmont Industries, Inc.	105,415
3,420	Verisk Analytics, Inc.[n]	409,853
1,711	WABCO Holdings, Inc.[n]	183,847
1,461	WageWorks, Inc.[n]	58,162
7,982	Waste Connections, Inc.	610,144
282	Watsco, Inc.	41,787
2,288	Willdan Group, Inc.[n]	69,098
1,265	XPO Logistics, Inc.[n]	113,066

	Total	16,128,049

Information Technology (2.9%)
408	2U, Inc.[n]	25,667
3,117	Activision Blizzard, Inc.	215,229
582	Adobe, Inc.[n]	143,032
11,045	Advanced Micro Devices, Inc.[n]	201,129
10,483	Agilent Technologies, Inc.	679,194
4,175	Akamai Technologies, Inc.[n]	301,644
600	Alliance Data Systems Corporation	123,708
702	Ambarella, Inc.[j,n]	24,416
602	American Software, Inc.	6,929
10,406	Amphenol Corporation	931,337
420	ANSYS, Inc.[n]	62,811
7,648	Apple, Inc.	1,673,841
4,156	Applied Materials, Inc.	136,649
751	Arista Networks, Inc.[n]	172,993
4,499	Arrow Electronics, Inc.[n]	304,627
745	Atkore International Group, Inc.[n]	14,349
1,150	Atlassian Corporation plc[n]	87,297
1,811	Autodesk, Inc.[n]	234,072
3,148	Automatic Data Processing, Inc.	453,564
1,407	Belden, Inc.	76,048
5,092	Benchmark Electronics, Inc.	111,158
4,092	Blackline, Inc.[n]	189,787
10,592	Booz Allen Hamilton Holding Corporation	524,728
1,472	CDW Corporation	132,495
700	CEVA, Inc.[n]	17,248
11,884	Ciena Corporation[n]	371,494
36,627	Cisco Systems, Inc.	1,675,685
781	Cognex Corporation	33,458
516	Cognizant Technology Solutions Corporation	35,619
4,301	CoreLogic, Inc.[n]	174,707
146	CSG Systems International, Inc.	5,125
6,561	Dolby Laboratories, Inc.	451,462
948	Endurance International Group Holdings, Inc.[n]	9,357
505	Envestnet, Inc.[n]	26,270

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (13.1%)	Value
Information Technology (2.9%) - continued
770	Euronet Worldwide, Inc.[n]	$85,609
9,448	EVERTEC, Inc.	246,404
185	ExlService Holdings, Inc.[n]	11,859
645	Fidelity National Information Services, Inc.	67,145
5,789	Fiserv, Inc.[n]	459,068
17,690	Flextronics International, Ltd.[n]	139,043
7,000	FLIR Systems, Inc.	324,170
3,720	Fortinet, Inc.[n]	305,710
3,260	Global Payments, Inc.	372,390
2,447	Guidewire Software, Inc.[n]	217,710
10,749	Keysight Technologies, Inc.[n]	613,553
1,130	Lam Research Corporation	160,155
4,079	M/A-COM Technology Solutions Holdings, Inc.[n]	57,392
659	ManTech International Corporation	37,748
6,626	MasterCard, Inc.	1,309,761
1,400	Maxim Integrated Products, Inc.	70,028
16,292	Microsoft Corporation	1,740,149
192	MicroStrategy, Inc.[n]	24,186
1,538	MoneyGram International, Inc.[n]	6,521
2,644	Monolithic Power Systems, Inc.	312,309
937	Monotype Imaging Holdings, Inc.	16,426
5,402	National Instruments Corporation	264,536
1,679	New Relic, Inc.[n]	149,851
1,580	Nice, Ltd. ADR[n]	167,385
582	Novanta, Inc.[n]	33,878
1,260	NVIDIA Corporation	265,646
17,116	Oracle Corporation	835,945
1,280	Palo Alto Networks, Inc.[n]	234,291
6,628	PayPal Holdings, Inc.[n]	558,011
1,067	Pegasystems, Inc.	57,106
3,058	Plexus Corporation[n]	178,587
1,814	Proofpoint, Inc.[n]	164,983
2,907	Q2 Holdings, Inc.[n]	154,740
5,775	Quantenna Communications, Inc.[n]	103,719
2,705	Red Hat, Inc.[n]	464,286
1,341	Rogers Corporation[n]	165,023
3,280	Rudolph Technologies, Inc.[n]	68,191
5,487	SailPoint Technologies Holdings, Inc.[n]	142,881
4,884	Salesforce.com, Inc.[n]	670,280
1,036	ScanSource, Inc.[n]	40,280
7,157	Sequans Communications SA ADR[n]	7,515
1,690	ServiceNow, Inc.[n]	305,958
338	Silicon Laboratories, Inc.[n]	27,557
582	SS&C Technologies Holdings, Inc.	29,775
8,192	Synopsys, Inc.[n]	733,430
1,500	Teradata Corporation[n]	54,600
1,656	Teradyne, Inc.	57,049
6,051	Texas Instruments, Inc.	561,714
119	Trimble, Inc.[n]	4,448
1,073	Tyler Technologies, Inc.[n]	227,111
128	Ultimate Software Group, Inc.[n]	34,129
413	Universal Display Corporation[j]	50,803
4,794	Verint Systems, Inc.[n]	218,942
432	VeriSign, Inc.[n]	61,577
5,563	Virtusa Corporation[n]	275,869
4,993	Visa, Inc.	688,285
8,871	Xilinx, Inc.	757,317
8,210	Zix Corporation[n]	55,335
1,546	Zuora, Inc.[n]	31,569

	Total	25,107,067

Materials (0.4%)
2,500	Alcoa Corporation[n]	87,475
727	Balchem Corporation	68,084
1,300	Ball Corporation	58,240
5,607	Celanese Corporation	543,543
2,800	CF Industries Holdings, Inc.	134,484
450	Coeur Mining, Inc.[n]	2,151
2,767	Continental Building Products, Inc.[n]	76,950
1,823	Eastman Chemical Company	142,832
3,560	Ferroglobe Representation & Warranty Insurance Trust[e,n]	0
3,510	Freeport-McMoRan, Inc.	40,891
2,516	Innospec, Inc.	168,371
1,116	International Paper Company	50,622
117	Koppers Holdings, Inc.[n]	3,130
1,170	Martin Marietta Materials, Inc.	200,398
5,250	Mercer International, Inc.	79,852
1,830	Minerals Technologies, Inc.	100,193
3,004	Myers Industries, Inc.	47,643
2,931	Newmont Mining Corporation	90,627
2,440	Nucor Corporation	144,253
385	Olympic Steel, Inc.	7,261
9,467	OMNOVA Solutions, Inc.[n]	69,961
3,350	Owens-Illinois, Inc.[n]	52,495
636	Packaging Corporation of America	58,391
5,115	Reliance Steel & Aluminum Company	403,676
2,960	RPM International, Inc.	181,063
1,596	Ryerson Holding Corporation[n]	14,651
3,257	Schweitzer-Mauduit International, Inc.	103,963
2,411	Scotts Miracle-Gro Company	160,910
2,757	Sensient Technologies Corporation	178,819
1,516	Sonoco Products Company	82,743
2,315	Steel Dynamics, Inc.	91,674
178	Stepan Company	14,701
2,370	Trinseo SA	127,696
797	United States Lime & Minerals, Inc.	59,783
4,958	WestRock Company	213,045
2,284	Worthington Industries, Inc.	95,654

	Total	3,956,225

Real Estate (0.6%)
450	Alexandria Real Estate Equities, Inc.	55,003
714	Americold Realty Trust	17,671
2,617	Ares Commercial Real Estate Corporation	37,868
12,698	Armada Hoffler Properties, Inc.	190,216
3,137	Ashford Hospitality Trust, Inc.	16,156
665	Bluerock Residential Growth REIT, Inc.	6,298
21,033	Brixmor Property Group, Inc.	340,735
700	Camden Property Trust	63,189
6,240	Catchmark Timber Trust, Inc.	55,224
20,111	Cedar Realty Trust, Inc.	75,818
4,680	Chatham Lodging Trust	91,260
1,657	City Office REIT, Inc.	18,260
5,720	Cousins Properties, Inc.	47,533
861	Crown Castle International Corporation	93,625
1,498	CyrusOne, Inc.	79,739
500	Digital Realty Trust, Inc.	51,630
14,106	Douglas Emmett, Inc.	510,496
2,150	Duke Realty Corporation	59,275
6,261	Empire State Realty Trust, Inc.	99,299
2,210	Franklin Street Properties Corporation	15,382
324	Gaming and Leisure Properties, Inc.	10,916
672	Getty Realty Corporation	18,030
321	Gladstone Commercial Corporation	6,096

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (13.1%)	Value
Real Estate (0.6%) - continued
9,581	Highwoods Properties, Inc.	$408,534
3,609	Hospitality Properties Trust	92,463
3,139	Host Hotels & Resorts, Inc.	59,986
25,371	Hudson Pacific Properties, Inc.	768,741
17,922	Monmouth Real Estate Investment
	Corporation	268,113
5,293	National Storage Affiliates Trust	140,953
1,362	One Liberty Properties, Inc.	35,317
487	Outfront Media, Inc.	8,630
2,404	Paramount Group, Inc.	34,353
3,060	Physicians Realty Trust	50,735
510	RE/MAX Holdings, Inc.	19,069
17,639	Retail Properties of America, Inc.	216,430
461	Saul Centers, Inc.	22,017
1,650	SBA Communications Corporation[n]	267,580
19,997	Spirit Realty Capital, Inc.	156,377
227	St. Joe Company[n]	3,448
2,773	Terreno Realty Corporation	103,793
5,726	Urstadt Biddle Properties, Inc.	114,005
16,835	Weyerhaeuser Company	448,316

	Total	5,178,579

Utilities (0.3%)
436	ALLETE, Inc.	32,264
238	Alpha Natural Resources Holdings, Inc.[n]	8,330
895	ANR, Inc.[n]	31,325
1,093	Artesian Resources Corporation	39,993
16,870	Clearway Energy, Inc., Class A	327,615
2,661	Clearway Energy, Inc., Class C	52,182
860	Consolidated Water Company, Ltd.	10,578
1,790	Edison International, Inc.	124,208
825	Entergy Corporation	69,259
67	IDACORP, Inc.	6,248
6,078	MDU Resources Group, Inc.	151,707
590	Middlesex Water Company	26,550
1,408	New Jersey Resources Corporation	63,501
1,197	NorthWestern Corporation	70,336
6,947	PG&E Corporation[n]	325,189
2,396	PNM Resources, Inc.	92,030
1,914	Portland General Electric Company	86,283
1,450	Public Service Enterprise Group, Inc.	77,474
917	Southwest Gas Holdings, Inc.	70,857
314	Spire, Inc.	22,790
10,079	UGI Corporation	534,792
271	Unitil Corporation	12,875

	Total	2,236,386

	Total Common Stock (cost $95,931,012)	113,623,986

Shares	Collateral Held for Securities Loaned (0.5%)	Value
4,038,165	Thrivent Cash Management Trust	4,038,165

	Total Collateral Held for Securities Loaned (cost $4,038,165)	4,038,165

Shares or Principal Amount	Short-Term Investments (14.2%)	Value
	Federal Home Loan Bank Discount Notes
300,000	2.100%, 11/28/2018[o,p]	299,510
900,000	2.110%, 11/30/2018[o,p]	898,420
300,000	2.220%, 12/27/2018[o,p]	298,959
200,000	2.255%, 1/8/2019[o,p]	199,131
3,460,000	2.240%, 1/16/2019[o,p]	3,443,198
	Thrivent Core Short-Term Reserve Fund
11,763,211	2.430%	117,632,110
	U.S. Treasury Bills
110,000	2.126%, 12/13/2018[o,q]	109,724
290,000	2.181%, 12/27/2018[o,q]	289,004

	Total Short-Term Investments (cost $123,170,602)	123,170,056

	Total Investments (cost $903,233,567) 111.9%	$971,741,372

	Other Assets and Liabilities, Net (11.9%)	(103,222,170)

	Total Net Assets 100.0%	$868,519,202

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $34,910,560 or 4.0% of total net assets.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
j	All or a portion of the security is on loan.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	All or a portion of the security is insured or guaranteed.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
q	At October 31, 2018, $126,657 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Fund as of October 31, 2018 was $13,844,456 or 1.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$75,751
Ares CLO, Ltd., 10/17/2030	8/17/2018	550,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	145,331
Betony CLO, Ltd., 4/30/2031	6/5/2018	548,560
Buttermilk Park CLO, Ltd., 10/15/2031	8/27/2018	925,000
Carlyle Global Market Strategies CLO, Ltd., 7/15/2031	8/24/2018	600,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	175,000
CIM Trust, 12/25/2057	4/23/2018	1,131,920
Digicel, Ltd., 4/15/2021	8/18/2014	555,469
Dryden Senior Loan Fund, 7/18/2030	8/28/2018	500,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	72,990
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	550,000
Golub Capital Partners, Ltd., 10/20/2028	10/30/2018	499,600
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	468,000
Harley Marine Financing, LLC, 5/15/2043	5/9/2018	1,283,736
Limerock CLO III, LLC, 10/20/2026	1/30/2017	500,000
Madison Park Funding XIV, Ltd., 10/22/2030	10/12/2018	300,000
Magnetite XII, Ltd., 10/15/2031	8/14/2018	525,000
Mountain View CLO, Ltd., 7/15/2031	5/31/2018	375,000
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	525,998
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	110,000
Octagon Investment Partners XVI, Ltd., 7/17/2030	6/15/2018	100,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	425,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	170,000
PPM CLO, Ltd., 7/15/2031	7/2/2018	349,580
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	564,599
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	375,000
Shackleton CLO, Ltd., 7/15/2031	7/12/2018	350,000
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	446,377
Verus Securitization Trust, 7/25/2047	7/24/2017	402,704
Verus Securitization Trust, 1/25/2047	2/16/2017	245,806
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	152,287

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of October 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$2,787,795
Common Stock	1,138,470

Total lending	$3,926,265
Gross amount payable upon return of collateral for securities loaned	$4,038,165

Net amounts due to counterparty	$111,900

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Alabama (0.4%)
	Alabama Public School and College Auth. Capital Improvement Rev. Refg.
$1,500,000	5.000%, 5/1/2029, Ser. Aa	$1,523,280
	Auburn University, AL General Fee Rev. Refg.
1,000,000	5.000%, 6/1/2032, Ser. A	1,121,140
1,250,000	5.000%, 6/1/2033, Ser. A	1,396,675
	UAB Medicine Finance Auth. Rev.
2,000,000	5.000%, 9/1/2041, Ser. B2	2,168,420

	Total	6,209,515

Alaska (<0.1%)
	Valdez, AK Marine Terminal Rev. Refg. (Exxon Mobil)
125,000	1.690%, 12/1/2029[b]	125,000

	Total	125,000

Arizona (1.2%)
	Arizona Board of Regents State University System Rev. Green Bonds
1,000,000	5.000%, 7/1/2042, Ser. B	1,099,320
	Arizona Board of Regents State University System Rev. Refg.
750,000	5.000%, 7/1/2042, Ser. B	831,053
	Arizona State Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. Aa	1,608,045
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,515,000	5.000%, 5/15/2031	2,693,892
	Northern Arizona Capital Fac. Lease Rev. (Student & Academic Services, LLC) (BAM Insured)
750,000	5.000%, 6/1/2039[c]	806,565
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,085,790
	Northern Arizona University Refg. Rev.
1,180,000	5.000%, 6/1/2036, Ser. A	1,291,994
750,000	5.000%, 6/1/2037, Ser. A	818,580
320,000	5.000%, 6/1/2038, Ser. A	348,153
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. Aa	3,214,652
2,000,000	5.000%, 7/1/2047, Ser. A, AMT	2,158,800
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
1,450,000	5.000%, 7/1/2038, AMT	1,527,691
	Yavapai County, AZ Industrial Development Auth. Hospital Fac. Rev. Refg. (Yavapai Regional Medical Center)
500,000	5.000%, 8/1/2036	536,785

	Total	18,021,320

Arkansas (0.5%)
	Rogers, AR Sales and Use Tax Refg. and Improvement
1,135,000	4.000%, 11/1/2027, Ser. 2011[a]	1,191,251
	University of Arkansas Rev. Refg.
900,000	5.000%, 11/1/2037, Ser. A	1,000,089
1,300,000	5.000%, 11/1/2046, Ser. A	1,427,387
	University of Arkansas Rev. Refg. Various Fac. Rev. (Pine Bluff Campus)
650,000	5.000%, 12/1/2029, Ser. A	733,304
	University of Arkansas Rev. Student Fee (Community College at Morrilton)
570,000	5.000%, 5/1/2046	622,810
	University of Arkansas Rev. Various Fac. (Fayetteville Campus)
1,135,000	5.000%, 11/1/2039, Ser. A	1,247,626
825,000	5.000%, 11/1/2041, Ser. A	905,454

	Total	7,127,921

California (11.4%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ac	4,497,707
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
10,000,000	Zero Coupon, 8/1/2031	6,425,600
	California Department of Water Resources Rev. Refg. (Central Valley)
1,500,000	5.000%, 12/1/2031, Ser. AX	1,761,630
1,000,000	5.000%, 12/1/2032, Ser. AX	1,169,180
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	7,468,920
8,300,000	5.000%, 5/1/2045, Ser. U-6	10,160,362
	California Finance Auth. Refg. Rev. (California Lutheran University)
275,000	5.000%, 10/1/2025	311,490
	California Health Fac. Financing Auth. Rev.
1,750,000	5.000%, 8/15/2055, Ser. B	1,896,423
6,225,000	5.000%, 11/15/2056, Ser. A	6,771,866
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,c	5,836,250
	California Kindergarten - University Public Education Fac. G.O.
3,850,000	1.130%, 5/1/2034[b]	3,850,000
	California Municipal Finance Auth. Refg. Rev. (Biola University)
2,000,000	5.000%, 10/1/2042	2,128,720
	California Municipal Finance Auth. Rev. (LINXS APM)
2,000,000	5.000%, 12/31/2043, Ser. A, AMT	2,137,360
	California Municipal Finance Auth. Rev. Refg. (California Lutheran University)
300,000	5.000%, 10/1/2026	341,754
	California Various Purpose G.O.
3,565,000	5.500%, 4/1/2024	3,618,332
10,000	5.250%, 4/1/2029	10,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
California (11.4%) - continued
$3,230,000	6.000%, 4/1/2038	$3,282,617
5,000,000	6.000%, 11/1/2039	5,192,450
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,050,562
	Foothill-De Anza, CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. Ca	5,411,450
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Ser. Ac	465,028
	Los Angeles Unified School District G.O.
1,000,000	5.000%, 7/1/2032, Ser. A	1,072,570
5,000,000	5.000%, 1/1/2034, Ser. I	5,096,950
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,290,880
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,689,570
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA/FHLMC Collateralized)
1,795,000	7.600%, 5/1/2023, Ser. Aa,c	1,999,127
	San Bernardino, CA Single Family Mortgage Rev. Refg. (GNMA Collateralized)
640,000	7.500%, 5/1/2023, Ser. Aa,c	712,006
	San Diego County, CA C.O.P.
5,000,000	5.250%, 7/1/2030[a]	5,264,500
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Aa,d	11,450,900
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,462,360
545,000	6.000%, 5/1/2039, Ser. Ea	556,690
6,485,000	6.000%, 5/1/2039, Ser. E	6,621,834
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,423,534
5,700,000	5.000%, 5/1/2047, Ser. B	6,257,859
	San Jose, CA Redevelopment Agency Successor Agency Tax Allocation Refg.
6,000,000	5.000%, 8/1/2035, Ser. A	6,867,300
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C	4,166,800
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,019,040
	University of California Rev.
2,765,000	5.250%, 5/15/2039, Ser. Oa	2,817,895
810,000	5.250%, 5/15/2039, Ser. Oa	825,495
1,425,000	5.250%, 5/15/2039, Ser. Oa	1,452,260

	Total	167,835,299

Colorado (4.0%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Fac.)
500,000	5.000%, 6/1/2019	507,700
200,000	5.000%, 6/1/2021	212,314
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,001,640
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc. High School)
3,000,000	5.125%, 12/1/2039	3,013,800
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. Refg. (Union Colony School)
600,000	5.000%, 4/1/2038	652,062
475,000	5.000%, 4/1/2048	508,858
	Colorado Health Fac. Auth. Hospital Rev. (Parkview Medical Center, Inc.)
4,000,000	5.000%, 9/1/2046	4,244,320
	Colorado Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
500,000	5.000%, 5/15/2030, Ser. A	549,505
385,000	5.000%, 5/15/2031, Ser. A	421,344
300,000	5.000%, 5/15/2032, Ser. A	327,861
	Colorado Health Fac. Auth. Rev. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,259,620
500,000	5.625%, 6/1/2043	537,145
	Colorado High Performance Transportation Enterprise Rev.
6,300,000	5.000%, 12/31/2047	6,654,942
	Colorado School of Mines Institutional Enterprise Rev.
1,740,000	5.000%, 12/1/2047, Ser. A	1,907,440
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030	5,198,850
	Denver, CO Health and Hospital Auth. Healthcare Rev. Refg.
1,500,000	5.000%, 12/1/2034, Ser. A*	1,609,680
	Eagle County, CO Air Terminal Corporation Rev. (Airport Terminal)
1,000,000	5.000%, 5/1/2041, Ser. B, AMT	1,063,290
	Park Creek, CO Metropolitan District Rev.
3,000,000	5.000%, 12/1/2041, Ser. A	3,196,620
2,250,000	5.000%, 12/1/2046, Ser. A	2,370,465
	Park Creek, CO Metropolitan District Rev. Refg.
1,220,000	5.000%, 12/1/2022	1,329,678
1,000,000	5.000%, 12/1/2024	1,117,460
	Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood)
1,000,000	5.000%, 12/1/2021*	1,054,180
500,000	5.000%, 12/1/2022*	531,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Colorado (4.0%) - continued
	University of Colorado University Enterprise Rev.
$1,250,000	5.375%, 6/1/2032, Ser. Aa	$1,274,788
3,250,000	5.000%, 6/1/2033, Ser. Aa	3,679,747
9,790,000	5.000%, 6/1/2033[a]	10,486,559
3,000,000	5.000%, 6/1/2034, Ser. Aa	3,396,690

	Total	59,107,768

Connecticut (<0.1%)
	Connecticut Health & Educational Facility Auth. Rev. Refg. (Sacred Heart University)
600,000	5.000%, 7/1/2042, Ser. I-1	643,992

	Total	643,992

Delaware (0.1%)
	Kent County, DE Student Housing and Dining Fac. Rev. (CHF-Dover, LLC - Delaware State University)
870,000	5.000%, 7/1/2040, Ser. A	906,966
500,000	5.000%, 7/1/2048, Ser. A	518,195

	Total	1,425,161

District of Columbia (0.8%)
	District of Columbia Income Tax Secured Rev. Refg.
5,225,000	5.000%, 12/1/2028, Ser. C	5,383,683
	Metropolitan Washington DC Airports Auth. Airport System Rev. Refg.
6,000,000	5.000%, 10/1/2038, Ser. A, AMT	6,442,140

	Total	11,825,823

Florida (5.7%)
	Broward County, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
1,155,000	5.000%, 4/1/2021, Ser. A, AMT[c]	1,219,980
605,000	5.000%, 4/1/2022, Ser. A, AMT[c]	648,439
700,000	5.000%, 4/1/2025, Ser. A, AMT[c]	756,854
	Broward County, FL Water and Sewer Utility Rev. Refg.
1,000,000	5.000%, 10/1/2030, Ser. A	1,130,680
1,500,000	5.000%, 10/1/2031, Ser. B	1,692,015
	CityPlace Community Development District Special Assessment and Rev.
2,000,000	5.000%, 5/1/2026	2,175,440
	Florida State Municipal Power Agency Rev.
1,000,000	5.000%, 10/1/2030, Ser. B	1,118,720
840,000	5.000%, 10/1/2031, Ser. B	937,507
	Greater Orlando Aviation Auth. Airport Fac. Rev.
1,500,000	5.000%, 10/1/2039, Ser. Ca	1,541,070
	Gulf Breeze, FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,124,252
	Halifax Hospital Medical Center Rev.
755,000	5.000%, 6/1/2020	784,536
	Higher Educational Fac. Financing Auth. Rev. (Ringling College)
7,225,000	5.000%, 3/1/2042	7,580,687
	Jacksonville, FL Port Auth. Rev. Refg.
2,545,000	5.000%, 11/1/2038, Ser. A, AMT	2,685,280
	Miami-Dade County Industrial Development Auth. (Pinecrest Academy, Inc.)
1,500,000	5.250%, 9/15/2044	1,552,695
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Ba	7,739,175
8,000,000	5.500%, 10/1/2041, Ser. Aa	8,255,120
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,418,950
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[a,c]	2,042,540
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Health, Inc.)
5,010,000	5.125%, 10/1/2026	5,144,969
	Orlando-Orange County, FL Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. Aa	3,767,328
4,095,000	5.000%, 7/1/2035, Ser. Ca	4,285,336
	Palm Beach County Health Fac. Auth. Rev. (Life Communities, Inc.)
2,000,000	5.000%, 11/15/2045, Ser. A	2,118,140
	Palm Beach County Health Fac. Auth. Rev. Refg. (Lifespace Communities, Inc.)
3,000,000	5.000%, 5/15/2038, Ser. C	3,072,120
	South FL Water Management District C.O.P. Refg.
4,000,000	5.000%, 10/1/2036	4,391,440
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. Aa	6,890,628
	Tampa, FL Hospital Rev. Refg. (H. Lee Moffitt Cancer Center)
5,000,000	5.000%, 7/1/2037, Ser. B	5,367,950

	Total	84,441,851

Georgia (0.5%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,058,040
500,000	5.000%, 1/1/2034, Ser. C, AMT	528,710
500,000	5.000%, 1/1/2037, Ser. C, AMT	527,935
	Atlanta, GA Airport General Rev. Refg.
1,425,000	5.000%, 1/1/2033, Ser. B	1,569,652
	Atlanta, GA Water & Wastewater Rev. Refg.
2,500,000	5.000%, 11/1/2031	2,793,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Georgia (0.5%) - continued
	Brunswick, GA Water and Sewer Rev. Refg. and Improvement (NATL-RE Insured)
$290,000	6.100%, 10/1/2019[a,c]	$300,547
	Georgia Electric Auth. Rev. Refg.
610,000	5.000%, 1/1/2035, Ser. A	648,827

	Total	7,426,886

Guam (<0.1%)
	Port Auth. of Guam Rev.
250,000	5.000%, 7/1/2048, Ser. A	264,110

	Total	264,110

Hawaii (1.6%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,189,051
	Hawaii Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	1,080,990
5,395,000	5.250%, 11/15/2037	5,821,205
	Hawaii Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,717,808
	Hawaii Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,276,060
	Honolulu, HI City & County Wastewater System Rev.
350,000	5.000%, 7/1/2036, Ser. A	390,236
	Honolulu, HI City & County Wastewater System Rev. Refg.
4,505,000	5.000%, 7/1/2036, Ser. B	5,022,895

	Total	23,498,245

Illinois (6.6%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	10,169,343
	Chicago, IL G.O. Refg.
4,000,000	5.000%, 1/1/2023, Ser. C	4,214,560
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,216,880
	Chicago, IL O’Hare International Airport Rev.
1,000,000	5.000%, 1/1/2047, Ser. G, AMT	1,056,170
1,000,000	5.000%, 1/1/2047, Ser. D, AMT	1,056,170
	Chicago, IL O’Hare International Airport Rev. Refg.
1,200,000	5.000%, 1/1/2029	1,321,320
	Illinois Finance Auth. Multifamily Housing Rev. (Better Housing Foundation Blue Station)
1,750,000	5.000%, 12/1/2043, Ser. A-1	1,688,190
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. Aa	4,428,995
1,000,000	5.000%, 10/1/2041	1,080,610
	Illinois Finance Auth. Rev. (Rosalind Franklin University)
1,750,000	5.000%, 8/1/2042, Ser. A	1,841,018
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,112,250
3,000,000	7.250%, 11/1/2038, Ser. Aa	3,000,000
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
20,000	5.000%, 3/1/2034[a]	21,728
3,510,000	5.000%, 3/1/2034	3,739,975
	Illinois Finance Auth. Rev. Refg. (Northwestern Memorial Healthcare)
4,000,000	5.000%, 7/15/2042, Ser. A	4,343,720
	Illinois Finance Auth. Rev. Refg. (Rosalind Franklin University)
2,100,000	5.000%, 8/1/2047, Ser. A	2,199,855
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured)
2,020,000	5.250%, 11/1/2035, Ser. Ba,c	2,020,000
	Illinois Finance Auth. Student Housing & Academic Fac. Rev. (CHF - Chicago, LLC - University of IL at Chicago)
1,000,000	5.000%, 2/15/2047, Ser. A	1,049,960
	Illinois G.O.
7,000,000	5.000%, 11/1/2023, Ser. D	7,298,130
7,000,000	5.000%, 6/1/2024	7,282,870
5,000,000	5.000%, 3/1/2027	5,121,250
1,500,000	5.500%, 7/1/2033	1,581,720
1,750,000	5.500%, 7/1/2038	1,829,503
	Illinois G.O. Refg.
1,500,000	5.000%, 10/1/2021, Ser. B	1,553,355
	Joliet, IL Regional Port District Marine Terminal Rev. Refg. (Exxon)
830,000	1.690%, 10/1/2024[b]	830,000
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ac	16,682,850
3,100,000	Zero Coupon, 6/15/2024, Ser. Ac	2,478,729
2,000,000	Zero Coupon, 12/15/2024, Ser. Ac	1,562,960
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion)
2,000,000	Zero Coupon, 12/15/2047, Ser. Bd	1,061,460
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
920,000	5.500%, 6/15/2020[c]	926,550
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
1,435,000	6.700%, 11/1/2021, Ser. Ac	1,529,638

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Illinois (6.6%) - continued
	University of Illinois Auxiliary Fac. System Rev.
$2,500,000	5.750%, 4/1/2038, Ser. Aa	$2,538,475

	Total	97,838,234

Indiana (2.6%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Da	7,063,140
	Indiana Finance Auth. Hospital Rev. (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Ser. Aa	1,523,640
	Indiana Finance Auth. Wastewater Utility Rev. (CWA Auth., Inc.)
6,000,000	5.000%, 10/1/2041, Ser. A	6,535,020
	Indiana Municipal Power Agency Power Supply System Rev.
1,750,000	5.250%, 1/1/2034, Ser. Aa	1,974,543
4,155,000	5.000%, 1/1/2042, Ser. Aa	4,459,894
	Indianapolis Local Public Improvement Bank Rev. (Waterworks)
980,000	5.750%, 1/1/2038, Ser. Aa	986,272
4,020,000	5.750%, 1/1/2038, Ser. A	4,044,723
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
2,850,000	5.000%, 4/1/2037, Ser. A	2,913,526
6,965,000	5.000%, 4/1/2042, Ser. A	7,091,415
	Purdue University, IN Rev. Refg.
1,500,000	5.000%, 7/1/2028, Ser. A	1,708,335

	Total	38,300,508

Iowa (2.2%)
	Ames, IA Rev. Refg. (Mary Greeley Medical Center)
4,430,000	5.000%, 6/15/2032	4,861,571
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Rev.
3,165,000	5.400%, 6/1/2029[a]	3,228,237
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,277,384
	Iowa Finance Auth. Rev. (Lifespace Communities, Inc.)
4,000,000	5.000%, 5/15/2041, Ser. A	4,095,720
1,500,000	5.000%, 5/15/2043, Ser. A	1,537,680
	Iowa Finance Auth. Rev. Refg.
8,100,000	5.000%, 8/1/2036	9,197,712
3,000,000	5.000%, 8/1/2042	3,345,990
	Iowa Finance Auth. Senior Housing Rev. (PHS Council Bluffs, Inc.)
1,355,000	5.125%, 8/1/2048	1,319,580
	Waterloo, IA Community School District Tax Rev. Refg.
3,560,000	5.000%, 7/1/2029, Ser. Aa	3,632,624

	Total	32,496,498

Kansas (0.8%)
	Kansas Development Finance Auth. Rev.
3,575,000	5.000%, 5/15/2030, Ser. S	3,656,081
	Lenexa, KS Health Care Fac. Rev. Refg. (Lakeview Village, Inc.)
2,750,000	5.000%, 5/15/2039, Ser. A	2,821,280
	Sedgwick and Shawnee Counties, KS Single Family Mortgage Rev. (GNMA Collateralized)
10,000	6.700%, 6/1/2029, Ser. A-2[c]	10,060
	University of Kansas Hospital Auth. Refg. Rev.
4,635,000	5.000%, 3/1/2047, Ser. A	5,021,883

	Total	11,509,304

Kentucky (1.3%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Ser. Aa	6,261,024
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. Aa	5,475,300
	Paducah, KY Electric Plant Board Rev. (AGC Insured)
2,500,000	5.250%, 10/1/2035, Ser. Aa,c	2,534,400
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
750,000	5.000%, 10/1/2035, Ser. Ac	806,213
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	3,778,773

	Total	18,855,710

Louisiana (2.8%)
	Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. A	5,374,200
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	410,453
1,520,000	5.000%, 11/1/2031	1,649,823
	Louisiana Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. Ba	5,210,350
7,000,000	5.000%, 5/1/2045, Ser. Ba	7,294,490
	Louisiana Local Government Environmental Fac. & Community Development Auth. East Baton Rouge Sewer Rev.
4,900,000	5.000%, 2/1/2035, Ser. A	5,281,759
	Louisiana Public Fac. Auth. Rev. (University of New Orleans Research & Technology Foundation, Inc. Student Housing) (AGM Insured)
1,355,000	5.000%, 9/1/2030[c]	1,491,299
800,000	5.000%, 9/1/2031[c]	878,680
	Louisiana Utilities Rev. (Parish of St. Tammany)
2,000,000	5.500%, 8/1/2035, Ser. B	2,112,100
	New Orleans, LA Aviation Board Rev.
2,500,000	5.000%, 1/1/2040, Ser. B, AMT	2,647,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Louisiana (2.8%) - continued
$750,000	5.000%, 1/1/2048, Ser. B, AMT	$794,257
	New Orleans, LA G.O. Refg.
750,000	5.000%, 12/1/2026	847,582
850,000	5.000%, 12/1/2027	955,970
350,000	5.000%, 12/1/2029	391,034
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
1,365,000	5.000%, 4/1/2030, Ser. B, AMT	1,449,180
1,500,000	5.000%, 4/1/2031, Ser. B, AMT	1,589,985
525,000	5.000%, 4/1/2033, Ser. B, AMT	552,762
	Port of New Orleans Board of Commissioners Rev. (AGM Insured)
1,500,000	5.000%, 4/1/2043, Ser. B, AMT[c]	1,631,385

	Total	40,563,159

Maryland (0.1%)
	Maryland Health & Higher Educational Fac. Auth. Rev. (Loyola University)
1,000,000	5.000%, 10/1/2045	1,088,390

	Total	1,088,390

Massachusetts (3.5%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bc	5,905,250
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046, Ser. N	6,963,385
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	813,068
	Massachusetts Development Finance Agency Rev. (Wellesley College)
3,000,000	5.000%, 7/1/2042, Ser. J	3,234,720
	Massachusetts Health & Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	18,900,643
	Massachusetts Health & Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	6,545,340
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	8,785,799

	Total	51,148,205

Michigan (2.3%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
870,000	5.700%, 4/1/2020	894,951
	Flint Hospital Building Auth. Rev. Refg. (Hurley Medical Center)
3,000,000	5.000%, 7/1/2019, Ser. B	3,034,860
	Grand Valley, MI State University General Rev. Refg.
650,000	5.000%, 12/1/2029, Ser. B	722,514
	Grand Valley, MI State University Rev.
1,850,000	5.000%, 12/1/2031, Ser. A	2,051,927
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	10,908,900
	Kalamazoo Hospital Finance Auth. Rev. (Bronson Methodist Hospital) (AGM Insured)
2,210,000	5.250%, 5/15/2036[a,c]	2,310,224
1,790,000	5.250%, 5/15/2036[c]	1,851,361
	Kent County, MI G.O.
2,775,000	5.000%, 1/1/2024, AMT	2,966,697
	Michigan State Finance Auth. Rev. (Beaumont Health Credit Group)
6,000,000	5.000%, 11/1/2044, Ser. A	6,389,400
	Rochester Community School District, Oakland and Macomb Counties, MI School Building and Site G.O. (NATL-RE Q-SBLF Insured)
2,280,000	5.000%, 5/1/2019[c]	2,315,158

	Total	33,445,992

Minnesota (3.6%)
	Apple Valley, MN Senior Housing Rev. Refg. (PHS Apple Valley Senior Housing, Inc. - Orchard Path)
500,000	5.000%, 9/1/2043	520,495
	Goodhue County, MN Education District No. 6051 C.O.P.
250,000	5.000%, 2/1/2029	270,310
500,000	5.000%, 2/1/2034	536,635
750,000	5.000%, 2/1/2039	794,235
	Ham Lake, MN Charter School Lease Rev. (DaVinci Academy of Arts and Science)
340,000	5.000%, 7/1/2036, Ser. A	337,222
	Housing and Redevelopment Auth. of St. Paul MN Rev.
1,000,000	5.000%, 10/1/2043*	1,013,420
	Minneapolis, MN Student Housing Rev. (Riverton Community Housing)
500,000	5.000%, 8/1/2053[e]	503,475
	Minnesota Higher Education Fac. Auth. Rev. (Augsburg College)
2,500,000	5.000%, 5/1/2046, Ser. A	2,593,275
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,575,000	5.250%, 12/1/2035, Ser. H	1,609,823
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,855,242
	Minnesota Higher Education Fac. Auth. Rev. Refg. (Gustavus Adolphus College)
4,250,000	5.000%, 10/1/2047	4,599,010
	Minnesota Higher Education Fac. Auth. Rev. Refg. (St. Catherine University)
1,015,000	5.000%, 10/1/2045, Ser. A	1,082,802
	Minnesota Municipal Power Agency Electric Rev.
200,000	5.000%, 10/1/2029	223,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Minnesota (3.6%) - continued
$150,000	5.000%, 10/1/2030	$167,088
200,000	5.000%, 10/1/2032	222,326
175,000	5.000%, 10/1/2033	194,033
1,500,000	5.000%, 10/1/2047	1,638,060
	North Oaks, MN Senior Housing Rev. Refg. (Waverly Gardens)
4,000,000	5.000%, 10/1/2047	4,210,680
	Rochester, MN Health Care Fac. Rev. (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,053,290
	St. Cloud, MN Health Care Rev. Refg. (CentraCare Health System)
125,000	5.125%, 5/1/2030, Ser. A	130,149
1,915,000	5.125%, 5/1/2030, Ser. Aa	1,997,632
1,000,000	5.000%, 5/1/2046, Ser. A	1,073,600
	St. Louis Park, MN Health Care Fac. Rev. Refg. (Park Nicollet Health Services)
5,745,000	5.750%, 7/1/2039[a]	5,884,661
	St. Paul, MN Housing & Redevelopment Auth. Health Care Fac. Rev. Refg. (HealthPartners Obligated Group)
5,945,000	5.000%, 7/1/2032, Ser. A	6,544,910
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	7,412,885
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
1,655,000	5.000%, 8/1/2030, Ser. B	1,769,129
	Western Minnesota Municipal Power Agency Rev.
1,000,000	5.000%, 1/1/2033, Ser. A	1,103,030
1,000,000	5.000%, 1/1/2034, Ser. A	1,102,020
300,000	5.000%, 1/1/2035, Ser. A	330,153
1,000,000	5.000%, 1/1/2040, Ser. A	1,093,480
	Winona, MN Health Care Fac. Rev. Refg. (Winona Health Obligated Group)
500,000	5.000%, 7/1/2034	509,070

	Total	52,375,500

Mississippi (0.4%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,834,875
	Mississippi Development Bank G.O. (Desoto County Highway Construction)
3,180,000	5.000%, 1/1/2030	3,425,782

	Total	5,260,657

Missouri (0.4%)
	Missouri Health and Educational Fac. Auth. Health Fac. Rev. (Lake Regional Health System)
810,000	5.000%, 2/15/2019	815,225
925,000	5.000%, 2/15/2022	985,430
1,680,000	5.000%, 2/15/2034	1,737,439
	St. Louis, MO Airport Rev. (AGM Insured)
1,000,000	5.000%, 7/1/2047, Ser. Cc	1,094,790
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
1,000,000	5.000%, 7/1/2032, AMT	1,067,070

	Total	5,699,954

Nebraska (1.9%)
	Douglas County, NE Hospital Auth. No. 2 Health Fac. Rev. (Childrens Hospital Obligated Group)
2,105,000	5.000%, 11/15/2047	2,254,350
	Douglas County, NE Hospital Auth. No. 3 Health Fac. Refg. Rev. (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048[a]	2,000,000
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,702,150
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. A	1,414,702
	Omaha, NE Public Power District Electric Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	8,905,179
	Omaha, NE Public Power District Electric Rev. Refg.
2,260,000	5.000%, 2/1/2042, Ser. A	2,516,126
	Omaha, NE Sanitary Sewerage System Rev.
1,340,000	5.000%, 11/15/2034	1,494,783
	University of Nebraska Lincoln Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037	1,071,150
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038	3,296,379
	University of Nebraska Student Housing Rev.
1,680,000	5.000%, 5/15/2040, Ser. Ba	1,753,769

	Total	27,408,588

Nevada (0.4%)
	Carson City, NV Hospital Rev. Refg. (Carson Tahoe Regional Medical Center)
1,500,000	5.000%, 9/1/2042, Ser. A	1,587,690
3,250,000	5.000%, 9/1/2047, Ser. A	3,427,710
	Director of the State of Nevada Department of Business & Industry Rev. (Somerset Academy of Las Vegas)
500,000	5.000%, 12/15/2048, Ser. Ae	493,075

	Total	5,508,475

New Hampshire (0.2%)
	New Hampshire Health and Education Fac. Auth. Rev. Refg. (Dartmouth College)
500,000	1.660%, 6/1/2041, Ser. Bb	500,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
New Hampshire (0.2%) - continued
	New Hampshire State Turnpike System Rev. Refg.
$2,000,000	5.000%, 10/1/2019	$2,054,400

	Total	2,554,400

New Jersey (1.5%)
	New Jersey Economic Development Auth. Rev.
4,350,000	5.000%, 6/15/2042, Ser. D	4,491,201
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. Aa	1,029,240
	New Jersey Transportation Trust Fund Auth. Rev.
1,000,000	5.250%, 6/15/2033, Ser. AA	1,069,020
1,645,000	5.250%, 6/15/2034, Ser. AA	1,750,675
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,570,350
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	3,656,968
	Tobacco Settlement Financing Corporation Rev. Refg.
8,275,000	5.250%, 6/1/2046, Ser. A	8,746,758

	Total	22,314,212

New York (7.6%)
	Buffalo & Erie County, NY Industrial Land Development Corporation Rev.
1,500,000	5.000%, 8/1/2047, Ser. A	1,534,335
	Hudson, NY Yards Infrastructure Corporation Rev. Refg.
2,000,000	5.000%, 2/15/2042, Ser. A	2,194,460
	Metropolitan Transportation Auth. NY Rev. Refg.
2,190,000	5.000%, 11/15/2035	2,466,071
	Monroe County Industrial Development Corporation Rev. Refg. (University of Rochester)
1,000,000	5.000%, 7/1/2030, Ser. D	1,149,910
800,000	5.000%, 7/1/2031, Ser. D	914,032
1,550,000	5.000%, 7/1/2031, Ser. C	1,770,937
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
3,250,000	5.375%, 6/15/2043, Ser. EE	3,449,225
	New York City Transitional Finance Auth. Future Tax Secured Rev.
15,000,000	5.000%, 11/1/2033, Ser. D-1	16,080,900
19,000,000	5.000%, 2/1/2043, Ser. A	20,839,770
	New York State Dormitory Auth. State Personal Income Tax Rev.
15,000	5.000%, 2/15/2029, Ser. Aa	15,139
235,000	5.000%, 2/15/2029, Ser. A	236,930
4,875,000	5.000%, 2/15/2029, Ser. Aa	4,919,411
5,000,000	5.000%, 3/15/2039, Ser. C	5,458,650
	New York State Dormitory Auth. State Personal Income Tax Rev. Refg.
8,330,000	5.000%, 2/15/2043, Ser. B	9,194,737
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	10,791,900
	New York State Urban Development Corporation State Personal Income Tax Rev. (State Fac. and Equipment)
3,870,000	5.000%, 3/15/2036, Ser. B-1[a]	3,916,169
	New York Transportation Development Corporation Special Fac. Rev. (LaGuardia Airport)
775,000	5.000%, 1/1/2036, AMT	829,018
	New York, NY G.O.
1,920,000	5.000%, 8/1/2032, Ser. A	2,127,667
515,000	1.700%, 3/1/2042, Ser. Fb	515,000
	Port Auth. of New York & New Jersey Rev.
1,125,000	5.000%, 12/1/2024, Ser. 178, AMT	1,241,426
2,500,000	5.000%, 9/1/2035	2,772,600
2,500,000	5.000%, 9/1/2036	2,768,350
5,000,000	5.000%, 9/1/2039	5,494,550
	Port Auth. of New York & New Jersey Rev. Refg.
5,000,000	5.000%, 9/15/2034, Ser. 207, AMT	5,543,950
1,715,000	5.000%, 9/15/2048, Ser. 207, AMT	1,856,196
	Triborough NY Bridge & Tunnel Auth. Rev.
2,550,000	5.000%, 11/15/2037, Ser. 2008B-3	2,835,396
1,000,000	5.250%, 11/15/2045, Ser. A	1,124,420

	Total	112,041,149

North Carolina (1.3%)
	Charlotte, NC, Rev. (Charlotte Douglas International Airport)
1,500,000	5.000%, 7/1/2042, Ser. A	1,673,970
	North Carolina Capital Fac. Finance Agency Educational Fac. Rev. Refg. (Meredith College)
2,870,000	5.000%, 6/1/2038	3,040,593
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
1,000,000	5.000%, 4/1/2032	1,079,080
1,000,000	5.000%, 4/1/2033	1,077,360
	North Carolina Eastern Municipal Power Agency Power System Rev.
2,580,000	5.000%, 1/1/2021, Ser. Aa	2,736,271
1,475,000	6.000%, 1/1/2026, Ser. Aa	1,646,306
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev. Refg.
925,000	5.000%, 1/1/2025, Ser. A	929,301
360,000	5.000%, 1/1/2030, Ser. A	361,638
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	5,072,982
	University of North Carolina at Wilmington, Rev. (Student Housing)
1,745,000	5.000%, 6/1/2022	1,894,739

	Total	19,512,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
North Dakota (0.7%)
	Grand Forks, ND Altru Health System Rev.
$3,890,000	5.000%, 12/1/2042, Ser. A	$4,131,880
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Ser. A	1,604,165
	University of North Dakota C.O.P. (Infrastructure Energy Improvement)
3,775,000	5.000%, 4/1/2048, Ser. A	4,083,984

	Total	9,820,029

Ohio (5.3%)
	American Municipal Power Ohio, Inc. Rev. (Greenup Hydroelectric)
1,000,000	5.000%, 2/15/2041, Ser. A	1,074,380
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,189,210
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
14,505,000	5.125%, 6/1/2024, Ser. A-2	14,015,021
	County of Fairfield, OH Hospital Rev. Refg. and Improvement (Fairfield Medical Center)
3,470,000	5.250%, 6/15/2043	3,605,122
	Cuyahoga County, OH Sales Tax Rev.
1,000,000	5.000%, 12/1/2035	1,112,150
	Kent State University General Receipts Rev.
400,000	5.000%, 5/1/2021	426,568
2,000,000	5.000%, 5/1/2029	2,252,480
1,500,000	5.000%, 5/1/2037, Ser. A	1,599,405
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,360,000	5.125%, 8/15/2025	1,428,449
1,750,000	5.500%, 8/15/2030	1,832,092
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,699,136
	Ohio Higher Educational Fac. Commission Rev. (Case Western Reserve University)
750,000	6.500%, 10/1/2020, Ser. B	788,850
2,745,000	5.000%, 12/1/2028	3,069,047
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,794,055
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
3,025,000	5.000%, 7/1/2042	3,295,344
	Ohio Higher Educational Fac. Commission Rev. Refg. (Kenyon College)
3,235,000	5.250%, 7/1/2044[a]	3,395,780
1,505,000	5.250%, 7/1/2044	1,572,484
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,344,750
	Ohio State Turnpike Commission Rev.
8,570,000	Zero Coupon, 2/15/2034, Ser. A-4[d]	8,136,015
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Ac	11,633,900
	Toledo, OH Water System Rev. and Improvements
2,455,000	5.000%, 11/15/2036	2,716,408
	Toledo, OH Water System Rev. Refg. and Improvements
2,500,000	5.000%, 11/15/2038	2,714,975

	Total	77,695,621

Oklahoma (1.9%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,595,562
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,260,730
	Oklahoma Development Finance Auth. Health System Rev. (OU Medicine)
4,275,000	5.250%, 8/15/2048, Ser. B	4,526,242
	Oklahoma State Water Resources Board Loan Program Rev.
2,005,000	5.000%, 10/1/2040, Ser. A	2,221,500
	Oklahoma Turnpike Auth. Rev.
500,000	5.000%, 1/1/2028, Ser. A	527,890
2,500,000	5.000%, 1/1/2042, Ser. A	2,732,375
5,665,000	5.000%, 1/1/2047, Ser. C	6,217,224

	Total	28,081,523

Oregon (0.3%)
	Clackamas County, OR Hospital Fac. Auth. Rev. (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Ser. Aa	307,410
	Port of Portland, OR Rev. Refg. (Portland International Airport)
1,025,000	5.000%, 7/1/2035, Ser. 23	1,130,360
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
5,000,000	Zero Coupon, 6/15/2028, Ser. B	3,635,700

	Total	5,073,470

Pennsylvania (2.4%)
	Allegheny County Hospital Development Auth. Rev. (University of Pittsburgh Medical Center)
2,100,000	5.625%, 8/15/2039	2,150,673
	Berks County, PA Industrial Development Auth. Healthcare Fac. Rev. Refg. (Highlands at Wyomissing)
460,000	5.000%, 5/15/2043	482,798
410,000	5.000%, 5/15/2048	426,158
	Cumberland County, PA Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
205,000	6.125%, 1/1/2029	206,402
1,860,000	6.125%, 1/1/2029[a]	1,872,258
1,350,000	5.000%, 1/1/2038	1,417,770

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Pennsylvania (2.4%) - continued
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
$7,075,000	5.750%, 7/1/2039, Ser. A	$7,250,318
	Pennsylvania Turnpike Commission Turnpike Rev.
3,000,000	5.000%, 12/1/2040, Ser. B	3,237,030
4,950,000	5.000%, 12/1/2046, Ser. A-1	5,327,784
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,440,000	6.250%, 6/1/2033, Ser. Cc	12,467,135

	Total	34,838,326

South Carolina (1.4%)
	Beaufort-Jasper Water & Sewer Auth. Rev. Refg.
425,000	5.000%, 3/1/2025, Ser. B	485,771
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	6,892,000
	Greenwood County, SC Hospital Fac. Rev. (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039[a]	2,317,140
	Greenwood County, SC Hospital Fac. Rev. Refg. (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Ser. B	1,206,867
2,890,000	5.000%, 10/1/2031, Ser. B	3,085,855
	Piedmont, SC Municipal Power Agency Electric Rev. Refg. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[c]	4,326,200
	South Carolina Jobs Economic Development Auth. Refg. (Life Communities, Inc.)
2,000,000	5.000%, 11/15/2047, Ser. C	2,114,780

	Total	20,428,613

South Dakota (0.3%)
	South Dakota Board Of Regents Housing & Auxiliary Fac. System Rev.
1,000,000	5.000%, 4/1/2033, Ser. B	1,102,490
	South Dakota Health & Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023[a]	1,050,680
820,000	5.000%, 9/1/2025[a]	861,558
	South Dakota Health & Educational Fac. Auth. Rev. (Sanford Health)
1,250,000	5.500%, 11/1/2040	1,286,575

	Total	4,301,303

Tennessee (0.3%)
	Jackson-Madison County General Hospital, Inc.
555,000	5.625%, 4/1/2038	556,626
930,000	5.750%, 4/1/2041	932,772
	Tennessee State School Bond Auth. Rev. (2nd Program)
500,000	5.000%, 11/1/2031	556,255
450,000	5.000%, 11/1/2032	499,585
1,275,000	5.000%, 11/1/2034	1,408,123
250,000	5.000%, 11/1/2036	274,665

	Total	4,228,026

Texas (9.3%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	1,035,460
2,000,000	6.000%, 8/15/2043	2,178,880
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
1,000,000	5.000%, 8/15/2036, Ser. Ac	1,094,270
4,605,000	5.000%, 8/15/2039[c]	4,993,846
2,000,000	5.000%, 8/15/2046, Ser. Ac	2,163,140
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Aa	4,321,640
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,399,200
	Gulf Coast Waste Disposal Auth., TX Pollution Control Rev. Refg. (Exxon)
1,100,000	1.690%, 6/1/2020[b]	1,100,000
	Harris County Health Fac. Development Corporation Hospital Rev. Refg. (Memorial Hermann Healthcare System)
2,015,000	7.250%, 12/1/2035, Ser. Ba	2,023,664
	Harris County, TX Cultural Education Fac. Finance Corporation Rev. Refg. (Brazos Presbyterian Homes)
2,000,000	5.000%, 1/1/2037	2,081,440
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,c	12,872,100
	Lake Travis Independent School District G.O. Refg. (PSF-GTD Insured)
1,000,000	5.000%, 2/15/2031[c]	1,137,080
	Lewisville,TX Independent School District U.T.G.O. Refg. (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	5,230,438
	New Hope Cultural Education Facilities Corporation, TX Student Housing Rev. (Collegiate Housing College Station I LLC - Texas A&M University)
1,000,000	5.000%, 4/1/2029, Ser. A	1,054,680
	North East Independent School District, Bexar County, TX G.O. Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	5,951,300
2,000,000	5.250%, 2/1/2029[c]	2,398,280
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
4,500,000	5.125%, 12/1/2042, Ser. A	4,659,570
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Da	16,094,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Texas (9.3%) - continued
	North Texas Tollway Auth. System Rev. Refg.
$5,000,000	5.000%, 1/1/2042, Ser. B	$5,302,600
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Dc	3,651,300
	Northwest Independent School District G.O. (Denton, Tarrant and Wise Counties, TX) (PSF-GTD Insured)
5,705,000	5.000%, 2/15/2038[c]	6,235,337
	Pharr, TX Higher Education Finance Auth. Education Rev. (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Ser. Aa	2,581,775
350,000	6.500%, 8/15/2039, Ser. Aa	362,100
1,650,000	6.500%, 8/15/2039, Ser. Aa	1,707,700
	Red River Education Finance Corporation Rev. (St. Edwards University)
2,130,000	5.000%, 6/1/2046	2,252,326
	San Antonio Water System Rev.
7,875,000	5.000%, 5/15/2039, Ser. A	8,785,035
	San Juan Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. Aa	2,154,500
	Socorro, TX Independent School District G.O. (PSF-GTD Insured)
75,000	5.000%, 8/15/2034[c]	78,508
1,925,000	5.000%, 8/15/2034[a,c]	2,022,309
	Southwest TX Higher Education Auth. Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041[a]	1,791,647
	Southwest TX Higher Education Auth. Rev. Refg. (Southern Methodist University)
600,000	5.000%, 10/1/2039	666,450
600,000	5.000%, 10/1/2040	664,998
700,000	5.000%, 10/1/2041	775,264
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center)
2,640,000	5.000%, 9/1/2030	2,857,219
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center) (AGC Insured)
1,250,000	5.250%, 9/1/2026, Ser. Bc	1,279,500
2,000,000	5.250%, 9/1/2027, Ser. Bc	2,046,860
1,000,000	5.250%, 9/1/2028, Ser. Bc	1,023,260
	Tarrant County Cultural Education Fac. Finance Corporation Rev. Refg. (Trinity Terrace)
765,000	5.000%, 10/1/2044, Ser. A-1	797,138
	Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	15,305,423

	Total	137,130,937

Utah (1.7%)
	Salt Lake City, UT Airport Rev.
1,000,000	5.000%, 7/1/2042, Ser. A, AMT	1,075,590
1,000,000	5.250%, 7/1/2048, Ser. A, AMT	1,102,690
	Utah Associated Municipal Power Systems Rev. Refg. (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027[a]	6,201,420
	Utah Charter School Finance Auth. Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,043,320
	Utah Charter School Finance Auth. Rev. (Utah Charter Academies)
800,000	5.000%, 10/15/2048	859,688
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
1,085,000	5.000%, 5/15/2023, Ser. A	1,206,043
3,175,000	5.000%, 5/15/2043	3,364,833
1,610,000	5.000%, 5/15/2045, Ser. A	1,731,410
7,500,000	5.000%, 5/15/2046, Ser. B	8,187,525

	Total	24,772,519

Vermont (0.3%)
	Vermont Educational & Health Buildings Financing Agency Rev. Refg. (University of Vermont Medical Center)
3,000,000	5.000%, 12/1/2035, Ser. A	3,299,370
1,000,000	5.000%, 12/1/2036, Ser. A	1,096,300

	Total	4,395,670

Virginia (2.9%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
1,000,000	5.000%, 5/15/2025, Ser. Ca	1,016,500
2,405,000	5.000%, 5/15/2044, Ser. A	2,587,612
	Fairfax County, VA Industrial Development Auth. Health Care Rev. Refg. (Inova Health System)
675,000	5.250%, 8/15/2019	692,003
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034[a]	10,692,000
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	9,694,793
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
610,000	5.000%, 12/31/2047, AMT	640,573
6,175,000	5.000%, 12/31/2049, AMT	6,470,782
11,010,000	5.000%, 12/31/2052, AMT	11,505,010

	Total	43,299,273

Washington (3.4%)
	Clark County, WA Public Utility District No. 1 Electric Rev. Refg.
785,000	5.000%, 1/1/2029	882,811
	FYI Properties Lease Rev. (State of Washington DIS)
2,555,000	5.500%, 6/1/2034	2,598,690

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Washington (3.4%) - continued
	Kalispel Tribe of Indians Priority Distribution WA Rev.
$750,000	5.250%, 1/1/2038, Ser. A*	$775,860
	Pierce County, WA School District No. 10, Tacoma G.O. Refg.
2,170,000	5.000%, 12/1/2039	2,391,101
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
670,000	5.000%, 6/1/2019, AMT	680,398
1,000,000	5.000%, 6/1/2020, AMT	1,039,280
	Snohomish County, WA Edmonds School District No. 15 U.T.G.O.
1,000,000	5.000%, 12/1/2033	1,107,460
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[a]	2,785,808
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,198,250
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[a]	5,098,527
	Washington Higher Education Fac. Auth. Refg. Rev. (Gonzaga University)
2,205,000	5.000%, 4/1/2029, Ser. Ba	2,232,629
3,120,000	5.000%, 4/1/2029, Ser. Ba	3,158,438
	Washington Higher Education Fac. Auth. Rev. Refg. (Whitworth University)
1,290,000	5.875%, 10/1/2034[a]	1,333,705
1,000,000	5.625%, 10/1/2040[a]	1,031,630
	Washington State Housing Finance Commission Refg. (Hearthstone)
825,000	5.000%, 7/1/2038, Ser. Ae	835,676
	Washington Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	13,348,888
5,310,000	5.000%, 8/1/2042, Ser. A	5,880,135

	Total	50,379,286

Wisconsin (2.8%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ac	3,235,620
	Monroe, WI Redevelopment Auth. Rev. (Monroe Clinic, Inc.)
3,520,000	5.875%, 2/15/2039[a]	3,559,987
	Public Finance Auth. Rev. (Denver International Airport Great Hall)
2,500,000	5.000%, 9/30/2049, AMT	2,645,400
	Wisconsin Health & Educational Fac. Auth. Rev.
1,750,000	5.125%, 10/1/2048	1,704,220
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,335,000	5.500%, 12/15/2038, Ser. A	5,487,101
1,195,000	5.000%, 12/15/2039	1,259,912
2,500,000	5.000%, 12/15/2044	2,619,200
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,074,227
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	8,594,000
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marshfield Clinic Health Systems, Inc.)
2,000,000	5.000%, 2/15/2047, Ser. C	2,115,180

	Total	41,294,847

Wyoming (0.1%)
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
1,310,000	5.750%, 10/1/2020	1,360,003

	Total	1,360,003

	Total Long-Term Fixed Income (cost $1,437,112,780)	1,452,973,512

Principal Amount	Short-Term Investments (<0.1%)[f]	Value
	Federal Home Loan Bank Discount Notes
300,000	2.240%, 1/16/2019[g]	298,543

	Total Short-Term Investments (cost $298,581)	298,543

	Total Investments (cost $1,437,411,361) 98.8%	$1,453,272,055

	Other Assets and Liabilities, Net 1.2%	17,763,839

	Total Net Assets 100.0%	$1,471,035,894

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2018

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $1,832,226 or 0.1% of total net assets.

f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Municipal Bond Fund as of October 31, 2018 was $4,984,350 or 0.3% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Denver, CO Health and Hospital Auth. Healthcare Rev. Refg., 12/1/2034	8/23/2017	$1,654,545
Housing and Redevelopment Auth. of St. Paul MN Rev., 10/1/2043	6/29/2018	1,029,745
Kalispel Tribe of Indians Priority Distribution WA Rev., 1/1/2038	5/17/2018	734,874
Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood), 12/1/2021	1/23/2013	1,040,478
Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood), 12/1/2022	1/23/2013	523,442

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
BAM	-	Build America Mutual
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O.	-	Unlimited Tax General Obligation

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (32.9%)[a]	Value
Basic Materials (2.7%)
	Arch Coal, Inc., Term Loan
$1,676,490	5.052%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$1,673,992
	Ball Metalpack Finco, LLC, Term Loan
269,325	6.802%, (LIBOR 1M + 4.500%), 7/31/2025[b]	270,672
	Big River Steel, LLC, Term Loan
1,029,600	7.386%, (LIBOR 3M + 5.000%), 8/23/2023[b]	1,039,896
	Chemours Company, Term Loan
1,303,450	4.050%, (LIBOR 1M + 1.750%), 4/3/2025[b]	1,297,754
	CONSOL Energy, Inc., Term Loan
1,032,200	8.310%, (LIBOR 1M + 6.000%), 11/28/2022[b]	1,054,568
	Contura Energy, Inc., Term Loan
1,708,288	7.300%, (LIBOR 2M + 5.000%), 3/17/2024[b]	1,699,746
2,760,000	0.000%, (LIBOR 3M + 5.000%), 10/3/2025[b,c,d]	2,746,200
	Peabody Energy Corporation, Term Loan
1,194,000	5.052%, (LIBOR 1M + 2.750%), 3/31/2025[b]	1,190,633
	Pixelle Specialty Solutions, LLC, Term Loan
735,000	0.000%, (LIBOR 3M + 6.000%), 10/31/2024[b,c,d]	717,544
	Starfruit US Holdco, LLC, Term Loan
920,000	5.506%, (LIBOR 1M + 3.250%), 10/1/2025[b]	916,550
	Tronox Blocked Borrower, LLC, Term Loan
711,138	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	710,135
	Tronox Finance, LLC, Term Loan
1,641,087	5.302%, (LIBOR 1M + 3.000%), 9/22/2024[b]	1,638,773

	Total	14,956,463

Capital Goods (1.4%)
	Advanced Disposal Services, Inc., Term Loan
1,805,892	4.460%, (LIBOR 1W + 2.250%), 11/10/2023[b]	1,804,773
	GFL Environmental, Inc., Term Loan
2,170,000	0.000%, (LIBOR 3M + 3.000%), 5/31/2025[b,c,d]	2,134,737
80,663	5.136%, (LIBOR 3M + 2.750%), 5/31/2025[b]	79,352
647,714	5.136%, (LIBOR 3M + 2.750%), 5/31/2025[b]	637,188
	Navistar, Inc., Term Loan
1,930,413	5.780%, (LIBOR 1M + 3.500%), 11/6/2024[b]	1,932,015
	Sotera Health Holdings, LLC, Term Loan
1,149,333	5.302%, (LIBOR 1M + 3.000%), 5/15/2022[b]	1,150,287

	Total	7,738,352

Communications Services (8.8%)
	Altice France SA, Term Loan
802,775	5.052%, (LIBOR 1M + 2.750%), 7/31/2025[b]	773,426
3,435,000	6.280%, (LIBOR 1M + 4.000%), 1/31/2026[b]	3,359,877
	Altice US Finance I Corporation, Term Loan
1,110,937	4.552%, (LIBOR 1M + 2.250%), 7/28/2025[b]	1,108,393
	CBS Radio, Inc., Term Loan
441,662	5.037%, (LIBOR 1M + 2.750%), 11/17/2024[b]	439,233
	Cengage Learning, Inc., Term Loan
2,186,793	6.530%, (LIBOR 1M + 4.250%), 6/7/2023[b]	2,023,462
	CenturyLink, Inc., Term Loan
3,176,000	5.052%, (LIBOR 1M + 2.750%), 1/31/2025[b]	3,140,270
	Charter Communications Operating, LLC, Term Loan
1,890,713	4.310%, (LIBOR 1M + 2.000%), 4/30/2025[b]	1,890,486
	CSC Holdings, LLC, Term Loan
1,472,575	4.530%, (LIBOR 1M + 2.250%), 7/17/2025[b]	1,467,848
	Frontier Communications Corporation, Term Loan
1,900,938	6.060%, (LIBOR 1M + 3.750%), 6/15/2024[b]	1,836,306
	HCP Acquisition, LLC, Term Loan
1,648,283	5.302%, (LIBOR 1M + 3.000%), 5/16/2024[b]	1,644,986
	Intelsat Jackson Holdings SA, Term Loan
1,525,000	6.045%, (LIBOR 1M + 3.750%), 11/27/2023[b]	1,525,000
	Level 3 Parent, LLC, Term Loan
2,765,000	4.530%, (LIBOR 1M + 2.250%), 2/22/2024[b]	2,766,300
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	2,229,909
445,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,e]	409,400
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,851,220	6.302%, (LIBOR 1M + 4.000%), 5/4/2022[b,c,d]	3,689,970
	Mediacom Illinois, LLC, Term Loan
880,575	3.970%, (LIBOR 1W + 1.750%), 2/15/2024[b]	877,828
	NEP/NCP Holdco, Inc., Term Loan
1,160,000	0.000%, (LIBOR 3M + 3.250%), 10/22/2025[b,c,d]	1,164,060
	Sable International Finance, Ltd., Term Loan
4,780,000	5.547%, (LIBOR 1M + 3.250%), 1/31/2026[b]	4,774,646
	SBA Senior Finance II, LLC, Term Loan
1,261,838	4.310%, (LIBOR 1M + 2.000%), 4/11/2025[b]	1,258,544

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (32.9%)[a]	Value
Communications Services (8.8%) - continued
	Sprint Communications, Inc., Term Loan
$3,240,650	4.813%, (LIBOR 1M + 2.500%), 2/2/2024[b]	$3,237,604
	Syniverse Holdings, Inc., Term Loan
542,275	7.280%, (LIBOR 1M + 5.000%), 3/9/2023[b]	544,986
	Unitymedia Finance, LLC, Term Loan
1,840,000	4.530%, (LIBOR 1M + 2.250%), 1/15/2026[b]	1,836,430
	Univision Communications, Inc., Term Loan
2,752,783	5.052%, (LIBOR 1M + 2.750%), 3/15/2024[b]	2,638,790
	Virgin Media Bristol, LLC, Term Loan
2,410,000	4.780%, (LIBOR 1M + 2.500%), 1/15/2026[b]	2,407,229
	WideOpenWest Finance, LLC, Term Loan
1,440,450	5.540%, (LIBOR 1M + 3.250%), 8/19/2023[b]	1,386,433
	Windstream Services, LLC, Term Loan
547,208	6.290%, (LIBOR 1M + 4.000%), 3/30/2021[b]	512,225

	Total	48,943,641

Consumer Cyclical (4.2%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,605,227	4.790%, (LIBOR 1M + 2.500%), 11/17/2024[b]	1,605,227
	Eldorado Resorts, Inc., Term Loan
504,768	4.563%, (LIBOR 1M + 2.250%), 4/17/2024[b]	504,612
	Four Seasons Hotels, Ltd., Term Loan
1,483,674	4.302%, (LIBOR 1M + 2.000%), 11/30/2023[b]	1,482,873
	Golden Entertainment, Inc., Term Loan
2,605,312	5.300%, (LIBOR 1M + 3.000%), 10/20/2024[b]	2,605,312
410,000	9.310%, (LIBOR 1M + 7.000%), 10/20/2025[b]	412,050
	Golden Nugget, LLC, Term Loan
2,072,634	5.230%, (LIBOR 1M + 2.750%), 10/4/2023[b]	2,073,609
	KAR Auction Services, Inc., Term Loan
819,625	4.938%, (LIBOR 3M + 2.500%), 3/9/2023[b]	819,969
	Men’s Warehouse, Inc., Term Loan
1,195,000	5.506%, (LIBOR 3M + 3.250%), 4/9/2025[b]	1,200,234
	Mohegan Gaming and Entertainment, Term Loan
2,063,778	6.302%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,933,326
	Neiman Marcus Group, Ltd., LLC, Term Loan
823,516	5.531%, (LIBOR 1M + 3.250%), 10/25/2020[b]	748,938
	Scientific Games International, Inc., Term Loan
4,278,500	5.046%, (LIBOR 1M + 2.750%), 8/14/2024[b]	4,234,175
	Seminole Hard Rock Entertainment, Inc., Term Loan
903,188	5.146%, (LIBOR 3M + 2.750%), 5/14/2020[b]	904,317
	Stars Group Holdings BV, Term Loan
2,817,938	5.886%, (LIBOR 3M + 3.500%), 7/10/2025[b]	2,828,110
	Tenneco, Inc., Term Loan
895,000	5.052%, (LIBOR 1M + 2.750%), 10/1/2025[b]	892,020
	Wyndham Hotels & Resorts, Inc., Term Loan
1,020,000	4.052%, (LIBOR 1M + 1.750%), 5/30/2025[b]	1,018,939

	Total	23,263,711

Consumer Non-Cyclical (6.0%)
	Air Medical Group Holdings, Inc., Term Loan
4,203,238	5.534%, (LIBOR 3M + 3.250%), 4/28/2022[b]	4,075,039
491,287	6.530%, (LIBOR 1M + 4.250%), 3/14/2025[b]	481,462
	Albertson’s, LLC, Term Loan
1,710,368	5.052%, (LIBOR 1M + 2.750%), 8/25/2021[b]	1,707,067
1,391,524	5.381%, (LIBOR 3M + 3.000%), 12/21/2022[b]	1,387,265
1,668,171	5.311%, (LIBOR 3M + 3.000%), 6/22/2023[b]	1,659,830
2,250,000	0.000%, (LIBOR 3M + 3.000%), 10/29/2025[b,c,d]	2,230,785
	Amneal Pharmaceuticals, LLC, Term Loan
1,670,425	5.813%, (LIBOR 1M + 3.500%), 5/4/2025[b]	1,678,360
	Bausch Health Companies, Inc., Term Loan
3,266,250	5.274%, (LIBOR 1M + 3.000%), 6/1/2025[b]	3,265,499
	CHS/Community Health Systems, Inc., Term Loan
1,024,348	5.563%, (LIBOR 3M + 3.250%), 1/27/2021[b]	1,001,536
	Diamond BC BV, Term Loan
1,498,675	5.527%, (LIBOR 3M + 3.000%), 9/6/2024[b]	1,478,068
	Endo International plc, Term Loan
2,569,311	6.563%, (LIBOR 1M + 4.250%), 4/27/2024[b]	2,578,407
	Grifols Worldwide Operations USA, Inc., Term Loan
1,354,375	4.467%, (LIBOR 1W + 2.250%), 1/31/2025[b]	1,354,984
	JBS USA LUX SA, Term Loan
3,166,775	4.844%, (LIBOR 3M + 2.500%), 10/30/2022[b]	3,165,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (32.9%)[a]	Value
Consumer Non-Cyclical (6.0%) - continued
	Mallinckrodt International Finance SA, Term Loan
$3,129,275	5.517%, (LIBOR 3M + 3.000%), 2/24/2025[b]	$3,105,305
	Northriver Midstream Finance LP, Term Loan
1,475,000	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b,c,d]	1,481,151
	Ortho-Clinical Diagnostics SA, Term Loan
1,811,700	5.544%, (LIBOR 1M + 3.250%), 6/1/2025[b]	1,804,906
	Revlon Consumer Products Corporation, Term Loan
1,364,879	5.813%, (LIBOR 3M + 3.500%), 9/7/2023[b]	996,743

	Total	33,451,599

Energy (2.4%)
	BCP Raptor II, LLC, Term Loan
460,000	0.000%, (LIBOR 3M + 4.750%), 10/22/2025[b,c,d,e]	456,550
	Calpine Corporation, Term Loan
1,499,501	4.890%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,493,728
	Consolidated Energy Finance SA, Term Loan
977,550	4.784%, (LIBOR 1M + 2.500%), 5/7/2025[b,e]	972,663
	GIP III Stetson I, LP, Term Loan
625,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	625,781
	HFOTCO, LLC, Term Loan
2,693,250	5.060%, (LIBOR 1M + 2.750%), 6/26/2025[b]	2,698,852
	McDermott Technology (Americas), Inc., Term Loan
2,440,237	7.302%, (LIBOR 1M + 5.000%), 5/10/2025[b]	2,406,684
	MEG Energy Corporation, Term Loan
164,650	5.810%, (LIBOR 1M + 3.500%), 12/31/2023[b]	164,821
	Pacific Drilling SA, Term Loan
2,187,888	0.000%, (PRIME + 4.500%), 6/3/2018[b,f,g]	980,896
	Radiate Holdco, LLC, Term Loan
3,989,622	5.302%, (LIBOR 1M + 3.000%), 2/1/2024[b]	3,955,431

	Total	13,755,406

Financials (3.2%)
	Air Methods Corporation, Term Loan
2,635,619	5.886%, (LIBOR 3M + 3.500%), 4/21/2024[b]	2,375,351
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,997,487	4.280%, (LIBOR 1M + 2.000%), 1/15/2025[b]	2,987,985
	Cyxtera DC Holdings, Inc., Term Loan
380,188	5.280%, (LIBOR 1M + 3.000%), 5/1/2024[b]	378,762
235,000	9.530%, (LIBOR 1M + 7.250%), 5/1/2025[b]	232,356
	Digicel International Finance, Ltd., Term Loan
2,560,606	5.570%, (LIBOR 3M + 3.250%), 5/10/2024[b]	2,449,655
	Genworth Holdings, Inc., Term Loan
452,725	6.831%, (LIBOR 2M + 4.500%), 3/7/2023[b]	461,499
	GGP Nimbus LP, Term Loan
2,715,000	4.795%, (LIBOR 1M + 2.500%), 8/24/2025[b]	2,668,954
	INEOS U.S. Finance, LLC, Term Loan
3,295,100	4.302%, (LIBOR 1M + 2.000%), 3/31/2024[b]	3,287,390
	MoneyGram International, Inc., Term Loan
1,529,051	5.552%, (LIBOR 1M + 3.250%), 3/28/2020[b,e]	1,452,598
	Trans Union, LLC, Term Loan
1,569,150	4.302%, (LIBOR 1M + 2.000%), 4/9/2023[b]	1,565,400

	Total	17,859,950

Technology (2.4%)
	First Data Corporation, Term Loan
4,065,000	4.287%, (LIBOR 1M + 2.000%), 4/26/2024[b]	4,041,301
	Harland Clarke Holdings Corporation, Term Loan
2,317,277	7.136%, (LIBOR 3M + 4.750%), 11/3/2023[b]	2,166,654
	Micron Technology, Inc., Term Loan
671,565	4.060%, (LIBOR 1M + 1.750%), 4/26/2022[b]	671,424
	Plantronics, Inc., Term Loan
885,000	4.802%, (LIBOR 1M + 2.500%), 7/2/2025[b]	881,681
	Rackspace Hosting, Inc., Term Loan
2,218,002	5.348%, (LIBOR 3M + 3.000%), 11/3/2023[b]	2,149,155
	SS&C Technologies Holdings Europe SARL, Term Loan
612,097	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	608,694
	SS&C Technologies, Inc., Term Loan
1,579,198	4.552%, (LIBOR 1M + 2.250%), 4/16/2025[b]	1,570,418
	TNS, Inc., Term Loan
1,452,279	6.320%, (LIBOR 3M + 4.000%), 8/14/2022[b]	1,458,335

	Total	13,547,662

Transportation (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
2,952,625	6.802%, (LIBOR 1M + 4.500%), 5/18/2023[b]	2,952,625
	OSG Bulk Ships, Inc., Term Loan
448,566	6.770%, (LIBOR 1M + 4.250%), 8/5/2019[b]	443,707

	Total	3,396,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Bank Loans (32.9%)[a]	Value
Utilities (1.2%)
	Core and Main, LP, Term Loan
$1,202,850	5.317%, (LIBOR 3M + 3.000%), 8/1/2024[b,e]	$1,201,346
	EnergySolutions, LLC, Term Loan
892,762	6.136%, (LIBOR 3M + 3.750%), 5/11/2025[b]	897,789
	Talen Energy Supply, LLC, Term Loan
959,907	6.302%, (LIBOR 1M + 4.000%), 7/6/2023[b]	961,107
	TerraForm Power Operating, LLC, Term Loan
810,915	4.302%, (LIBOR 1M + 2.000%), 11/8/2022[b]	810,915
	Vertiv Group Corporation, Term Loan
2,710,557	6.313%, (LIBOR 3M + 4.000%), 11/15/2023[b]	2,680,063

	Total	6,551,220

	Total Bank Loans (cost $186,300,565)	183,464,336

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Asset-Backed Securities (7.1%)
	Apidos CLO XXIV
1,400,000	3.919%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2016-24A, Class A1BR*,b	1,399,987
	Assurant CLO III, Ltd.
1,350,000	3.389%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class A*,b	1,349,930
	Babson CLO, Ltd.
1,350,000	5.369%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class D*,b	1,341,849
	Bellemeade Re 2018-1, Ltd.
1,064,000	3.881%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,h	1,069,551
	Business Jet Securities, LLC
1,130,757	4.447%, 6/15/2033, Ser. 2018-2, Class Ah	1,130,094
	Cent CLO, LP
1,750,000	4.790%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class B*,b,e	1,750,000
	College Ave Student Loans, LLC
756,005	3.931%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1*,b	771,368
	First Horizon ABS Trust
10,063	2.441%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,i	10,011
	Foundation Finance Trust
792,115	3.300%, 7/15/2033, Ser. 2017-1A, Class A*	784,066
	GMAC Mortgage Corporation Loan Trust
217,739	2.781%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,i]	237,688
119,945	4.184%, 9/19/2035, Ser. 2005-AR5, Class 5A1[b]	112,858
	Harley Marine Financing, LLC
1,333,125	5.682%, 5/15/2043, Ser. 2018-1A, Class A2*	1,233,141
	J.P. Morgan Mortgage Acquisition Trust
371,969	4.263%, 3/25/2047, Ser. 2007-HE1, Class AF4[j]	265,312
	Lehman XS Trust
439,457	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bj	402,586
	Lendmark Funding Trust
900,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ah	888,188
	Madison Park Funding XIV, Ltd.
1,250,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RR*,b	1,249,989
	Merrill Lynch Mortgage Investors Trust
823,455	4.004%, 6/25/2035, Ser. 2005-A5, Class M1[b]	819,930
	Myers Park CLO, Ltd.
1,275,000	3.819%, (LIBOR 3M + 1.400%), 10/20/2030, Ser. 2018-1A, Class A2*,b	1,274,902
	Oak Hill Advisors Residential Loan Trust
888,573	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,j	874,989
	Octagon Investment Partners XX, Ltd.
850,000	5.888%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	850,070
	OHA Credit Funding 1, Ltd.
1,085,000	4.089%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2018-1A, Class A2*,b	1,084,940
	OZLM Funding II, Ltd.
2,170,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BR*,b	2,169,996
	OZLM IX, Ltd.
2,000,000	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BR*,b,d,e	2,000,000
	Park Avenue Institutional Advisers CLO, Ltd.
2,200,000	3.910%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1B*,b,d,e	2,200,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Asset-Backed Securities (7.1%) - continued
	Preston Ridge Partners Mortgage Trust, LLC
$242,125	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,j	$241,796
635,979	3.750%, 4/25/2023, Ser. 2018-1A, Class A1*,b	629,935
	Pretium Mortgage Credit Partners, LLC
347,833	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[h,j]	345,395
	Renaissance Home Equity Loan Trust
1,198,641	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[j]	827,298
1,379,086	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[j]	735,216
	Sound Point CLO X, Ltd.
1,150,000	5.169%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DR*,b	1,149,982
	Sound Point CLO XXI, Ltd.
2,200,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1B*,b	2,199,905
	Spirit Master Funding, LLC
1,639,689	4.360%, 12/20/2047, Ser. 2017-1A, Class A*	1,626,437
	THL Credit Wind River CLO, Ltd.
1,150,000	5.286%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	1,149,988
3,350,000	3.860%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2*,b	3,349,906
	Vericrest Opportunity Loan Trust LXV, LLC
1,070,161	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[h,j]	1,064,995
	Wachovia Asset Securitization, Inc.
859,640	2.421%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,i	825,293
	Wells Fargo Home Equity Trust
464,065	2.781%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	455,980

	Total	39,873,571

Basic Materials (1.4%)
	Alcoa Nederland Holding BV
550,000	6.750%, 9/30/2024[h]	577,500
	Anglo American Capital plc
234,000	4.125%, 9/27/2022[h]	233,333
620,000	4.750%, 4/10/2027[h]	597,028
	ArcelorMittal SA
276,000	6.125%, 6/1/2025[k]	295,052
	BWAY Holding Company
555,000	5.500%, 4/15/2024[h]	532,800
	CF Industries, Inc.
645,000	3.450%, 6/1/2023	612,750
	E.I. du Pont de Nemours and Company
233,000	2.200%, 5/1/2020	230,136
	First Quantum Minerals, Ltd.
559,000	7.000%, 2/15/2021[h]	546,772
	FMG Resources Property, Ltd.
585,000	5.125%, 5/15/2024[h,k]	555,750
	Kinross Gold Corporation
117,000	5.125%, 9/1/2021	119,516
	LyondellBasell Industries NV
140,000	5.000%, 4/15/2019	140,527
	Packaging Corporation of America
193,000	2.450%, 12/15/2020	188,895
	Peabody Securities Finance Corporation
535,000	6.375%, 3/31/2025[h]	535,000
	Platform Specialty Products Corporation
420,000	5.875%, 12/1/2025[h]	397,950
	Sherwin-Williams Company
232,000	2.250%, 5/15/2020	228,042
	Syngenta Finance NV
200,000	3.933%, 4/23/2021[h]	198,994
	Trinseo Materials Operating SCA
615,000	5.375%, 9/1/2025[h]	570,413
	United States Steel Corporation
680,000	6.250%, 3/15/2026	640,900
	Vale Overseas, Ltd.
180,000	4.375%, 1/11/2022	181,008
	Xstrata Finance Canada, Ltd.
175,000	4.950%, 11/15/2021[h]	179,582

	Total	7,561,948

Capital Goods (1.6%)
	AECOM
775,000	5.875%, 10/15/2024	788,562
	Ashtead Capital, Inc.
495,000	4.125%, 8/15/2025[h]	459,112
	Bombardier, Inc.
520,000	7.500%, 3/15/2025[h]	519,844
	Building Materials Corporation of America
825,000	6.000%, 10/15/2025[h]	811,594
	Caterpillar Financial Services Corporation
188,000	1.850%, 9/4/2020	183,831
	Cemex SAB de CV
830,000	5.700%, 1/11/2025[h]	811,076
	Cintas Corporation No. 2
174,000	2.900%, 4/1/2022	169,479
	CNH Industrial Capital, LLC
180,000	4.875%, 4/1/2021	183,897
	Crown Americas Capital Corporation IV
675,000	4.500%, 1/15/2023	661,500
	Crown Cork & Seal Company, Inc.
530,000	7.375%, 12/15/2026	567,100
	General Electric Company
260,000	5.000%, 1/21/2021[b,l]	239,850
	H&E Equipment Services, Inc.
675,000	5.625%, 9/1/2025	642,937
	L3 Technologies, Inc.
195,000	4.950%, 2/15/2021	199,955

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Capital Goods (1.6%) - continued
	Lockheed Martin Corporation
$160,000	2.500%, 11/23/2020	$157,112
	Owens-Brockway Glass Container, Inc.
835,000	5.000%, 1/15/2022[h]	824,563
	Rockwell Collins, Inc.
126,000	2.800%, 3/15/2022	122,136
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	58,426
	Textron Financial Corporation
500,000	4.049%, (LIBOR 3M + 1.735%), 2/15/2042[b,h]	427,500
	United Rentals North America, Inc.
855,000	5.500%, 7/15/2025	833,091
	United Technologies Corporation
235,000	3.950%, 8/16/2025	232,049

	Total	8,893,614

Collateralized Mortgage Obligations (5.7%)
	Banc of America Alternative Loan Trust
397,688	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	354,687
363,095	3.081%, (LIBOR 1M + 0.800%), 5/25/2046, Ser. 2006-4, Class 3CB1[b]	282,057
	Banc of America Mortgage Securities, Inc.
168,256	4.368%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	163,037
	Banc of America Mortgage Trust
131,078	4.249%, 7/25/2035, Ser. 2005-F, Class 2A2[b]	122,025
	CHL Mortgage Pass-Through Trust
800,938	4.109%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	767,445
178,758	6.250%, 9/25/2036, Ser. 2006-13, Class 1A15	141,307
269,148	6.000%, 4/25/2037, Ser. 2007-3, Class A33	220,109
403,722	6.000%, 4/25/2037, Ser. 2007-3, Class A18	330,164
1,455,224	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,240,143
	CIM Trust
1,122,785	5.000%, 12/25/2057, Ser. 2018-R3, Class A1*,b	1,161,856
	COLT Mortgage Loan Trust
178,352	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	177,472
	Countrywide Alternative Loan Trust
760,000	5.500%, 5/25/2035, Ser. 2005-J3, Class 1A5	686,015
783,249	5.500%, 10/25/2035, Ser. 2005-46CB, Class A8	734,485
323,094	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	205,602
421,943	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	401,241
328,050	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	273,868
258,600	7.000%, 10/25/2037, Ser. 2007-24, Class A10	160,838
	Countrywide Home Loan Mortgage Pass Through Trust
376,478	4.060%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	335,879
	Credit Suisse First Boston Mortgage Securities Corporation
157,871	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	155,394
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
323,917	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	344,391
	Federal Home Loan Mortgage Corporation - REMIC
3,377,557	3.000%, 5/15/2027, Ser. 4046, Class GIm	261,801
2,356,386	3.000%, 4/15/2033, Ser. 4203, Class DIm	200,214
	Federal National Mortgage Association - REMIC
2,677,479	3.000%, 7/25/2027, Ser. 2012-73, Class DIm	231,679
3,777,311	3.000%, 7/25/2027, Ser. 2012-74, Class AIm	299,228
6,384,861	3.000%, 8/25/2027, Ser. 2012-95, Class HIm	490,840
4,984,098	3.000%, 12/25/2027, Ser. 2012-139, Class DIm	407,574
2,505,353	2.500%, 1/25/2028, Ser. 2012-152, Class AIm	183,370
6,594,512	3.000%, 1/25/2028, Ser. 2012-147, Class EIm	548,060
3,513,574	2.500%, 6/25/2028, Ser. 2013-87, Class IWm	260,929
	First Horizon Alternative Mortgage Securities Trust
462,546	4.140%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	453,206
	GMAC Mortgage Corporation Loan Trust
278,601	3.801%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	266,407
	Greenpoint Mortgage Funding Trust
258,510	2.481%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	231,334
	Impac Secured Assets Trust
1,242,901	2.521%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	1,044,416
	IndyMac INDA Mortgage Loan Trust
720,984	3.897%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	712,436
	IndyMac INDX Mortgage Loan Trust
1,008,444	3.746%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	909,234
1,144,904	2.491%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	1,075,133
	J.P. Morgan Alternative Loan Trust
851,274	3.734%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	771,381
465,334	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	404,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Collateralized Mortgage Obligations (5.7%) - continued
	J.P. Morgan Mortgage Trust
$303,686	4.276%, 7/25/2035, Ser. 2007-A1, Class 2A1[b]	$305,876
216,440	4.225%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	188,835
	Lehman Mortgage Trust
122,107	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	121,271
	Master Asset Securitization Trust
847,945	2.781%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	402,309
	Merrill Lynch Alternative Note Asset Trust
406,019	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	318,983
	MortgageIT Trust
911,779	2.481%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	809,589
	Preston Ridge Partners Mortgage Trust, LLC
501,914	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,j	496,239
	Radnor RE, Ltd.
1,000,000	3.681%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,b	1,001,584
	RCO 2017-INV1 Trust
1,053,497	3.197%, 11/25/2052, Ser. 2017-INV1, Class A*,b	1,063,965
	Residential Accredit Loans, Inc. Trust
445,692	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	430,049
304,534	2.501%, (LIBOR 1M + 0.220%), 7/25/2036, Ser. 2006-QA5, Class 1A3[b]	201,180
788,391	2.831%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	625,106
350,024	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	323,763
516,062	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	471,258
385,880	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	361,969
	Residential Asset Securitization Trust
390,858	6.203%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	324,357
96,130	5.750%, 2/25/2036, Ser. 2005-A15, Class 5A1	69,626
	Residential Funding Mortgage Security I Trust
358,417	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	337,503
	Sequoia Mortgage Trust
577,780	3.984%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	478,843
	Structured Adjustable Rate Mortgage Loan Trust
281,811	4.201%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	260,440
	Structured Asset Mortgage Investments, Inc.
704,983	2.591%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	675,025
	Toorak Mortgage Corporation 2018- 1, Ltd.
1,750,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1*,j	1,753,358
	WaMu Mortgage Pass Through Certificates
427,275	3.787%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	405,788
420,222	2.903%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	395,489
121,502	3.904%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	115,304
507,117	2.906%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	464,509
930,384	2.826%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	874,689
437,814	2.686%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	414,429
	Wells Fargo Mortgage Backed Securities Trust
527,983	4.083%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	537,334
210,445	4.219%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	209,763
86,574	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	85,919
78,281	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	77,694

	Total	31,611,671

Commercial Mortgage-Backed Securities (0.4%)
	Cascade Funding Mortgage Trust
890,837	4.580%, 6/25/2048, Ser. 2018-RM1, Class A1*,e	889,510
	Wells Fargo Commercial Mortgage Trust
1,155,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	1,119,339

	Total	2,008,849

Communications Services (2.3%)
	Altice US Finance I Corporation
575,000	5.500%, 5/15/2026[h]	560,085
	AMC Networks, Inc.
855,000	5.000%, 4/1/2024	817,765
	America Movil SAB de CV
134,000	5.000%, 10/16/2019	136,010
	American Tower Corporation
170,000	2.800%, 6/1/2020	168,211
	AT&T, Inc.
171,000	5.875%, 10/1/2019	175,126
117,000	5.200%, 3/15/2020	119,843
	British Sky Broadcasting Group plc
116,000	2.625%, 9/16/2019[h]	115,354

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Communications Services (2.3%) - continued
	CCOH Safari, LLC
$860,000	5.750%, 2/15/2026[h]	$851,400
	CenturyLink, Inc.
500,000	6.450%, 6/15/2021	511,250
	Charter Communications Operating, LLC
277,000	3.579%, 7/23/2020	276,632
80,000	4.464%, 7/23/2022	80,892
117,000	4.500%, 2/1/2024	117,141
	Clear Channel Worldwide Holdings, Inc.
835,000	6.500%, 11/15/2022	847,692
	Comcast Corporation
234,000	1.625%, 1/15/2022	220,393
118,000	3.700%, 4/15/2024	117,596
118,000	3.950%, 10/15/2025	117,670
	Crown Castle International Corporation
80,000	3.400%, 2/15/2021	79,497
553,000	5.250%, 1/15/2023	576,740
125,000	3.150%, 7/15/2023	119,981
	CSC Holdings, LLC
60,000	5.500%, 4/15/2027[h]	57,600
	Digicel, Ltd.
779,079	6.000%, 4/15/2021*,k	707,014
	Discovery Communications, LLC
120,000	2.200%, 9/20/2019	118,918
231,000	2.950%, 3/20/2023	219,569
	Intelsat Jackson Holdings SA
370,000	8.500%, 10/15/2024[h]	363,525
	Level 3 Financing, Inc.
670,000	5.250%, 3/15/2026	643,200
	Meredith Corporation
650,000	6.875%, 2/1/2026[h]	650,000
	Moody’s Corporation
117,000	2.750%, 12/15/2021	114,128
	Neptune Finco Corporation
306,000	10.875%, 10/15/2025[h]	353,048
	Netflix, Inc.
690,000	4.875%, 4/15/2028[h]	633,075
	Sprint Corporation
825,000	7.625%, 2/15/2025	856,969
	Verizon Communications, Inc.
287,000	2.946%, 3/15/2022	280,835
252,000	3.414%, (LIBOR 3M + 1.100%), 5/15/2025[b]	253,298
	Viacom, Inc.
178,000	4.250%, 9/1/2023	177,740
245,000	5.875%, 2/28/2057[b]	233,961
	Virgin Media Secured Finance plc
540,000	5.250%, 1/15/2026[h]	503,550
	Windstream Services, LLC
495,000	8.625%, 10/31/2025[h]	462,825

	Total	12,638,533

Consumer Cyclical (3.0%)
	Allison Transmission, Inc.
870,000	5.000%, 10/1/2024[h]	844,439
	American Honda Finance Corporation
175,000	2.000%, 2/14/2020	172,527
	BMW US Capital, LLC
200,000	1.500%, 4/11/2019[h]	198,793
	Brookfield Residential Properties, Inc.
570,000	6.125%, 7/1/2022[h]	558,600
	Cinemark USA, Inc.
394,000	4.875%, 6/1/2023	384,642
	D.R. Horton, Inc.
188,000	2.550%, 12/1/2020	183,611
	Daimler Finance North America, LLC
170,000	2.891%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	170,082
	Delphi Jersey Holdings plc
720,000	5.000%, 10/1/2025[h]	649,800
	Ford Motor Credit Company, LLC
232,000	2.262%, 3/28/2019	231,206
250,000	2.597%, 11/4/2019	247,032
174,000	3.336%, 3/18/2021	169,990
	General Motors Financial Company, Inc.
174,000	2.650%, 4/13/2020	172,147
125,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	124,991
174,000	4.375%, 9/25/2021	175,509
116,000	3.150%, 6/30/2022	111,353
	Home Depot, Inc.
160,000	2.625%, 6/1/2022	156,219
	Hyundai Capital America
116,000	2.550%, 4/3/2020[h]	113,886
116,000	2.750%, 9/18/2020[h]	113,662
	Jaguar Land Rover Automotive plc
425,000	4.125%, 12/15/2018[h]	424,575
376,000	5.625%, 2/1/2023[h]	358,140
	KB Home
412,000	4.750%, 5/15/2019	413,360
	L Brands, Inc.
338,000	6.694%, 1/15/2027	317,720
	Landry’s, Inc.
560,000	6.750%, 10/15/2024[h]	558,600
	Lennar Corporation
175,000	2.950%, 11/29/2020	170,187
66,000	4.125%, 1/15/2022	64,436
740,000	4.750%, 11/15/2022	732,748
58,000	4.875%, 12/15/2023	56,622
870,000	4.500%, 4/30/2024	831,394
	Live Nation Entertainment, Inc.
175,000	5.375%, 6/15/2022[h]	176,313
355,000	4.875%, 11/1/2024[h]	339,913
365,000	5.625%, 3/15/2026[h,k]	365,000
	Macy’s Retail Holdings, Inc.
50,000	3.875%, 1/15/2022	49,663
86,000	2.875%, 2/15/2023	80,322
	McDonald’s Corporation
232,000	2.625%, 1/15/2022	225,648
	MGM Resorts International
620,000	6.000%, 3/15/2023	629,300
685,000	5.750%, 6/15/2025	667,875
	Navistar International Corporation
655,000	6.625%, 11/1/2025[h]	668,100
	New Red Finance, Inc.
590,000	4.250%, 5/15/2024[h,k]	553,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Consumer Cyclical (3.0%) - continued
	Nissan Motor Acceptance Corporation
$175,000	2.000%, 3/8/2019[h]	$174,480
	Prime Security Services Borrower, LLC
588,000	9.250%, 5/15/2023[h]	621,340
	Ralph Lauren Corporation
160,000	2.625%, 8/18/2020	158,174
	Royal Caribbean Cruises, Ltd.
799,079	5.250%, 11/15/2022	834,267
	Six Flags Entertainment Corporation
570,000	4.875%, 7/31/2024[h]	538,650
	Toll Brothers Finance Corporation
266,000	4.000%, 12/31/2018	265,335
	Visa, Inc.
160,000	2.200%, 12/14/2020	156,731
	Volkswagen Group of America Finance, LLC
163,000	2.450%, 11/20/2019[h]	161,376
	Wabash National Corporation
715,000	5.500%, 10/1/2025[h]	643,500
	Yum! Brands, Inc.
870,000	5.000%, 6/1/2024[h]	858,038

	Total	16,873,421

Consumer Non-Cyclical (2.4%)
	Abbott Laboratories
234,000	2.550%, 3/15/2022	226,362
123,000	3.400%, 11/30/2023	121,682
	AbbVie, Inc.
234,000	2.500%, 5/14/2020	230,942
117,000	2.900%, 11/6/2022	113,268
	Albertsons Companies, LLC
750,000	6.625%, 6/15/2024	708,750
	Amgen, Inc.
250,000	3.875%, 11/15/2021	252,310
232,000	2.650%, 5/11/2022	224,154
	Anheuser-Busch InBev Finance, Inc.
165,000	2.650%, 2/1/2021	161,748
225,000	3.603%, (LIBOR 3M + 1.260%), 2/1/2021[b]	229,790
117,000	3.300%, 2/1/2023	114,060
	Anheuser-Busch InBev Worldwide, Inc.
250,000	3.500%, 1/12/2024	243,344
	BAT Capital Corporation
120,000	2.297%, 8/14/2020[h]	117,424
117,000	2.764%, 8/15/2022[h]	112,000
	Bausch Health Co. Inc.
462,000	7.500%, 7/15/2021[h]	468,930
	Bayer U.S. Finance II, LLC
225,000	3.500%, 6/25/2021[h]	223,578
	Bayer US Finance, LLC
170,000	2.375%, 10/8/2019[h]	168,653
	Becton, Dickinson and Company
232,000	3.125%, 11/8/2021	228,182
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	113,387
	Bunge, Ltd. Finance Corporation
160,000	3.500%, 11/24/2020	159,656
	Cardinal Health, Inc.
120,000	1.948%, 6/14/2019	119,231
120,000	2.616%, 6/15/2022	114,719
	Conagra Brands, Inc.
118,000	3.800%, 10/22/2021	118,274
118,000	4.300%, 5/1/2024	118,181
	CVS Health Corporation
255,000	3.350%, 3/9/2021	253,880
117,000	2.750%, 12/1/2022	111,833
382,000	3.700%, 3/9/2023	377,420
	Express Scripts Holding Company
117,000	4.750%, 11/15/2021	120,399
	Forest Laboratories, LLC
57,000	4.875%, 2/15/2021[h]	58,232
	Halfmoon Parent, Inc.
235,000	4.125%, 11/15/2025[h]	232,308
	HCA, Inc.
469,079	4.750%, 5/1/2023	473,770
285,000	5.250%, 6/15/2026	289,988
	Iron Mountain, Inc.
235,000	4.875%, 9/15/2027[h]	209,150
	J.M. Smucker Company
123,000	2.200%, 12/6/2019	121,661
	JBS USA, LLC
855,000	5.750%, 6/15/2025[h]	827,213
	Kellogg Company
254,000	3.125%, 5/17/2022	248,519
	Kraft Heinz Foods Company
248,000	5.375%, 2/10/2020	254,503
126,000	4.000%, 6/15/2023	125,343
	Kroger Company
122,000	2.800%, 8/1/2022	118,102
	Maple Escrow Subsidiary, Inc.
252,000	3.551%, 5/25/2021[h]	250,825
	Mead Johnson Nutrition Company
160,000	3.000%, 11/15/2020	158,880
	Medtronic Global Holdings SCA
232,000	1.700%, 3/28/2019	231,077
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[h]	171,339
	Mylan NV
126,000	3.150%, 6/15/2021	123,035
	Mylan, Inc.
126,000	3.125%, 1/15/2023[h]	118,836
	Newell Rubbermaid, Inc.
15,000	3.150%, 4/1/2021	14,692
	PepsiCo, Inc.
175,000	2.938%, (LIBOR 3M + 0.530%), 10/6/2021[b]	177,091
	Pernod Ricard SA
130,000	5.750%, 4/7/2021[h]	136,135
	Perrigo Finance Unlimited Company
257,000	4.375%, 3/15/2026	248,306
	Reynolds American, Inc.
87,000	3.250%, 6/12/2020	86,715
	Shire Acquisitions Investments Ireland Designated Activity Company
185,000	1.900%, 9/23/2019	182,728
232,000	2.400%, 9/23/2021	222,968

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Consumer Non-Cyclical (2.4%) - continued
	Simmons Foods, Inc.
$635,000	5.750%, 11/1/2024[h]	$466,725
	Smithfield Foods, Inc.
175,000	2.700%, 1/31/2020[h]	171,995
	Tenet Healthcare Corporation
675,000	8.125%, 4/1/2022	702,844
	Teva Pharmaceutical Finance IV, LLC
60,000	2.250%, 3/18/2020	58,272
	Teva Pharmaceutical Finance Netherlands III BV
165,000	2.200%, 7/21/2021	154,058
	TreeHouse Foods, Inc.
550,000	4.875%, 3/15/2022	543,125
	Zimmer Biomet Holdings, Inc.
188,000	3.089%, (LIBOR 3M + 0.750%), 3/19/2021[b]	188,098
	Zoetis, Inc.
175,000	3.450%, 11/13/2020	175,201

	Total	13,093,891

Energy (3.4%)
	Alliance Resource Operating Partners, LP
545,000	7.500%, 5/1/2025[h]	565,437
	Anadarko Petroleum Corporation
150,000	8.700%, 3/15/2019	152,978
60,000	4.850%, 3/15/2021	61,301
60,000	3.450%, 7/15/2024	57,004
	BP Capital Markets plc
117,000	2.315%, 2/13/2020	115,779
490,000	2.520%, 9/19/2022	470,303
	Buckeye Partners, LP
268,000	2.650%, 11/15/2018	267,944
	Canadian Natural Resources, Ltd.
120,000	2.950%, 1/15/2023	115,523
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[h]	140,937
	Cenovus Energy, Inc.
116,000	3.800%, 9/15/2023	113,393
	Cheniere Corpus Christi Holdings, LLC
625,000	7.000%, 6/30/2024	675,781
	Cheniere Energy Partners, LP
875,000	5.625%, 10/1/2026[h]	861,875
	Chesapeake Energy Corporation
365,000	7.000%, 10/1/2024	356,787
	Continental Resources, Inc.
93,000	5.000%, 9/15/2022	93,837
	Crestwood Midstream Partners, LP
550,000	6.250%, 4/1/2023	561,000
	Diamondback Energy, Inc.
787,000	4.750%, 11/1/2024	765,357
	Enbridge, Inc.
120,000	2.900%, 7/15/2022	115,842
	Encana Corporation
215,000	3.900%, 11/15/2021	214,779
	Energy Transfer Equity, LP
855,000	5.500%, 6/1/2027	869,150
	Energy Transfer Operating, LP
126,000	4.200%, 9/15/2023	125,440
	Energy Transfer Partners, LP
170,000	4.150%, 10/1/2020	171,437
	Enterprise Products Operating, LLC
500,000	5.250%, 8/16/2077[b]	447,802
	EOG Resources, Inc.
160,000	2.625%, 3/15/2023	153,276
	EQM Midstream Partners LP
178,000	4.750%, 7/15/2023	179,491
	EQT Corporation
134,000	8.125%, 6/1/2019	137,691
119,000	3.000%, 10/1/2022	114,169
	Exxon Mobil Corporation
200,000	1.708%, 3/1/2019	199,387
	Hess Corporation
126,000	3.500%, 7/15/2024	118,798
	Kinder Morgan Energy Partners, LP
120,000	9.000%, 2/1/2019	121,731
234,000	3.450%, 2/15/2023	228,211
	Marathon Oil Corporation
118,000	2.700%, 6/1/2020	116,400
	Marathon Petroleum Corporation
160,000	3.400%, 12/15/2020	159,943
	MEG Energy Corporation
86,000	6.375%, 1/30/2023[h]	82,882
	MPLX, LP
175,000	4.500%, 7/15/2023	177,637
	Nabors Industries, Inc.
550,000	5.750%, 2/1/2025	507,642
	ONEOK Partners, LP
120,000	3.800%, 3/15/2020	120,362
	Parsley Energy, LLC
270,000	5.625%, 10/15/2027[h]	266,158
	PBF Holding Company, LLC
475,000	7.250%, 6/15/2025	489,250
	Petrobras Global Finance BV
61,000	8.375%, 5/23/2021	66,542
	Petroleos Mexicanos
115,000	6.375%, 2/4/2021	117,666
	Plains All American Pipeline, LP
273,000	5.000%, 2/1/2021	278,606
	Regency Energy Partners, LP
675,000	5.000%, 10/1/2022	695,507
	Sabine Pass Liquefaction, LLC
117,000	6.250%, 3/15/2022	124,665
117,000	5.625%, 4/15/2023	123,181
805,000	5.625%, 3/1/2025	840,472
	Schlumberger Holdings Corporation
160,000	3.000%, 12/21/2020[h]	158,281
	Southwestern Energy Company
635,000	7.500%, 4/1/2026[k]	646,112
	SRC Energy, Inc.
650,000	6.250%, 12/1/2025	605,312
	Sunoco Logistics Partners Operations, LP
160,000	4.400%, 4/1/2021	161,856
	Sunoco, LP
235,000	5.500%, 2/15/2026[h]	223,838
355,000	5.875%, 3/15/2028[h]	331,038
	Tallgrass Energy Partners, LP
950,000	5.500%, 1/15/2028[h]	939,132

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Energy (3.4%) - continued
	TransCanada Trust
$600,000	5.875%, 8/15/2076[b]	$590,640
	Transocean Guardian, Ltd.
690,000	5.875%, 1/15/2024[h]	683,100
	W&T Offshore, Inc.
700,000	9.750%, 11/1/2023[h]	677,390
	Weatherford International, Ltd.
184,000	4.500%, 4/15/2022[k]	138,000
443,000	8.250%, 6/15/2023[k]	338,895
	Western Gas Partners, LP
120,000	4.000%, 7/1/2022	118,985
	Williams Partners, LP
250,000	4.000%, 11/15/2021	251,231
	WPX Energy, Inc.
480,000	5.750%, 6/1/2026	477,600

	Total	19,080,763

Financials (6.8%)
	ACE INA Holdings, Inc.
160,000	2.875%, 11/3/2022	156,259
	AIG Global Funding
242,000	2.150%, 7/2/2020[h]	236,913
	Air Lease Corporation
235,000	2.500%, 3/1/2021	229,102
	Aircastle, Ltd.
168,000	5.000%, 4/1/2023	170,350
	Ally Financial, Inc.
540,000	3.750%, 11/18/2019	540,054
	American Express Company
126,000	3.375%, 5/17/2021	125,727
	American Express Credit Corporation
116,000	2.678%, (LIBOR 3M + 0.330%), 5/3/2019[b]	116,095
116,000	2.200%, 3/3/2020	114,465
160,000	3.382%, (LIBOR 3M + 1.050%), 9/14/2020[b]	162,310
	Ares Capital Corporation
248,000	3.875%, 1/15/2020	248,795
	Athene Global Funding
187,000	4.000%, 1/25/2022[h]	187,652
	Australia and New Zealand Banking Group, Ltd.
270,000	6.750%, 6/15/2026[b,h,k,l]	277,087
	Banco Bilbao Vizcaya Argentaria SA
200,000	6.125%, 11/16/2027[b,k,l]	172,250
	Banco Santander SA
600,000	6.375%, 5/19/2019[b,l]	591,750
200,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	200,536
	Bank of America Corporation
116,000	2.369%, 7/21/2021[b]	113,778
254,000	2.328%, 10/1/2021[b]	247,961
250,000	2.738%, 1/23/2022[b]	245,013
252,000	3.499%, 5/17/2022[b]	250,900
247,000	3.550%, 3/5/2024[b]	242,407
119,000	3.864%, 7/23/2024[b]	118,147
	Bank of Montreal
130,000	1.500%, 7/18/2019	128,682
182,000	2.100%, 6/15/2020	178,797
	Bank of New York Mellon Corporation
234,000	2.600%, 2/7/2022	227,696
	Bank of Nova Scotia
126,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	126,305
174,000	2.700%, 3/7/2022	169,356
	Barclays plc
200,000	7.750%, 9/15/2023[b,l]	199,540
200,000	4.338%, 5/16/2024[b]	196,492
	BB&T Corporation
245,000	2.150%, 2/1/2021	238,674
	BNP Paribas SA
730,000	7.625%, 3/30/2021[b,h,k,l]	758,287
	Capital One Financial Corporation
116,000	2.500%, 5/12/2020	114,348
354,000	3.050%, 3/9/2022	345,365
	Cboe Global Markets, Inc.
181,000	1.950%, 6/28/2019	179,710
	Central Fidelity Capital Trust I
310,000	3.436%, (LIBOR 3M + 1.000%), 4/15/2027[b]	289,850
	CIT Group, Inc.
655,000	4.750%, 2/16/2024	645,175
	Citigroup, Inc.
234,000	2.450%, 1/10/2020	231,871
234,000	2.650%, 10/26/2020	230,426
363,000	2.350%, 8/2/2021	350,646
116,000	2.750%, 4/25/2022	112,061
125,000	3.199%, (LIBOR 3M + 0.690%), 10/27/2022[b]	124,948
244,000	3.142%, 1/24/2023[b]	238,215
800,000	5.950%, 1/30/2023[b,l]	801,000
	Citizens Bank NA
250,000	2.200%, 5/26/2020	245,339
	CNA Financial Corporation
185,000	5.750%, 8/15/2021	194,909
	Commonwealth Bank of Australia
232,000	2.250%, 3/10/2020[h]	228,801
	Compass Bank
250,000	3.500%, 6/11/2021	247,946
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
232,000	3.950%, 11/9/2022	229,841
	Credit Agricole SA
116,000	3.375%, 1/10/2022[h]	113,561
220,000	8.125%, 12/23/2025[b,h,l]	235,965
	Credit Suisse Group AG
174,000	7.500%, 7/17/2023[b,h,l]	177,045
588,000	7.500%, 12/11/2023[b,h,l]	612,202
	Credit Suisse Group Funding Guernsey, Ltd.
350,000	3.800%, 9/15/2022	346,164
	Credit Suisse Group Funding, Ltd.
234,000	3.125%, 12/10/2020	231,330
	Deutsche Bank AG
125,000	2.700%, 7/13/2020	122,135
348,000	4.250%, 10/14/2021	345,224
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	96,009
	Digital Realty Trust, LP
185,000	2.750%, 2/1/2023	176,728
	Discover Bank
70,000	8.700%, 11/18/2019	73,494
247,000	3.100%, 6/4/2020	245,142

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Financials (6.8%) - continued
	Energizer Gamma Acquisition, Inc.
$745,000	6.375%, 7/15/2026[h]	$745,000
	Fidelity National Financial, Inc.
184,000	5.500%, 9/1/2022	193,869
	Fifth Third Bancorp
175,000	2.600%, 6/15/2022	168,228
	Five Corners Funding Trust
275,000	4.419%, 11/15/2023[h]	280,874
	Goldman Sachs Group, Inc.
232,000	5.375%, 5/10/2020[b,l]	234,610
174,000	2.600%, 12/27/2020	170,638
234,000	5.250%, 7/27/2021	243,337
175,000	3.484%, (LIBOR 3M + 1.170%), 11/15/2021[b]	177,131
234,000	3.000%, 4/26/2022	227,793
187,000	2.876%, 10/31/2022[b]	181,884
120,000	3.366%, (LIBOR 3M + 1.050%), 6/5/2023[b]	120,798
	Hartford Financial Services Group, Inc.
150,000	4.439%, (LIBOR 3M + 2.125%), 2/12/2047[b,h]	138,000
	HCP, Inc.
139,000	3.750%, 2/1/2019	139,010
	Hospitality Properties Trust
150,000	4.250%, 2/15/2021	150,513
	HSBC Holdings plc
348,000	3.400%, 3/8/2021	346,298
234,000	6.875%, 6/1/2021[b,l]	242,482
150,000	6.375%, 9/17/2024[b,l]	145,350
	Huntington Bancshares, Inc.
200,000	3.150%, 3/14/2021	197,736
	Icahn Enterprises, LP
235,000	6.750%, 2/1/2024	236,763
325,000	6.375%, 12/15/2025	322,969
	ILFC E-Capital Trust II
1,165,000	5.030%, (H15T30Y + 1.800%), 12/21/2065[b,h]	1,036,850
	ING Groep NV
225,000	4.100%, 10/2/2023	223,298
	International Lease Finance Corporation
234,000	4.625%, 4/15/2021	237,207
234,000	5.875%, 8/15/2022	246,450
	Iron Mountain, Inc.
360,079	6.000%, 8/15/2023	368,631
	J.P. Morgan Chase & Company
175,000	3.001%, (LIBOR 3M + 0.680%), 6/1/2021[b]	175,263
250,000	4.625%, 11/1/2022[b,l]	231,400
495,000	2.972%, 1/15/2023	478,983
174,000	2.776%, 4/25/2023[b]	168,388
231,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	235,067
	KeyCorp
223,000	2.300%, 12/13/2018	222,906
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[h]	55,377
	Lincoln National Corporation
130,000	6.250%, 2/15/2020	134,495
135,000	4.669%, (LIBOR 3M + 2.358%), 5/17/2066[b]	123,525
	Lloyds Bank plc
250,000	12.000%, 12/16/2024[b,h,l]	300,109
	Lloyds Banking Group plc
250,000	6.657%, 5/21/2037[b,h,l]	253,280
	Macquarie Bank, Ltd.
200,000	6.125%, 3/8/2027[b,h,l]	179,500
	Mitsubishi UFJ Financial Group, Inc.
117,000	2.998%, 2/22/2022	114,679
250,000	3.455%, 3/2/2023	246,508
	Morgan Stanley
234,000	2.800%, 6/16/2020	231,899
232,000	5.500%, 7/28/2021	243,016
231,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	233,600
116,000	2.750%, 5/19/2022	112,140
150,000	4.875%, 11/1/2022	154,346
250,000	3.125%, 1/23/2023	241,942
	MPT Operating Partnership, LP
550,000	5.500%, 5/1/2024	555,500
	National City Corporation
140,000	6.875%, 5/15/2019	142,894
	Nomura Holdings, Inc.
135,000	2.750%, 3/19/2019	134,943
	Park Aerospace Holdings, Ltd.
675,000	5.500%, 2/15/2024[h]	668,419
	PNC Bank NA
234,000	2.450%, 11/5/2020	229,861
	Quicken Loans, Inc.
830,000	5.750%, 5/1/2025[h]	799,913
	Realty Income Corporation
174,000	5.750%, 1/15/2021	181,389
	Regions Financial Corporation
135,000	3.200%, 2/8/2021	133,832
126,000	3.800%, 8/14/2023	124,718
	Reinsurance Group of America, Inc.
175,000	4.700%, 9/15/2023	179,787
	Royal Bank of Canada
232,000	2.125%, 3/2/2020	228,923
	Royal Bank of Scotland Group plc
650,000	7.500%, 8/10/2020[b,l]	660,725
174,000	8.625%, 8/15/2021[b,l]	182,918
685,000	5.125%, 5/28/2024	678,150
638,000	7.648%, 9/30/2031[b,l]	795,905
	Santander UK Group Holdings plc
253,000	2.875%, 8/5/2021	245,104
	Simon Property Group, LP
160,000	2.500%, 9/1/2020	157,763
225,000	2.500%, 7/15/2021	219,513
	SITE Centers Corporation
195,000	4.625%, 7/15/2022	198,394
	Societe Generale SA
200,000	8.000%, 9/29/2025[b,h,l]	203,000
	Standard Chartered plc
35,000	2.100%, 8/19/2019[h]	34,706
	State Street Capital Trust IV
1,240,000	3.334%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,088,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Financials (6.8%) - continued
	State Street Corporation
$160,000	3.222%, (LIBOR 3M + 0.900%), 8/18/2020[b]	$161,990
	Sumitomo Mitsui Financial Group, Inc.
232,000	2.934%, 3/9/2021	228,886
116,000	2.784%, 7/12/2022	112,127
	Sumitomo Mitsui Trust Bank, Ltd.
250,000	2.050%, 3/6/2019[h]	249,314
	SunTrust Banks, Inc.
125,000	2.900%, 3/3/2021	123,161
	Synchrony Financial
118,000	3.000%, 8/15/2019	117,518
75,000	3.578%, (LIBOR 3M + 1.230%), 2/3/2020[b]	75,457
	Toronto-Dominion Bank
160,000	3.262%, (LIBOR 3M + 0.930%), 12/14/2020[b]	162,292
170,000	2.550%, 1/25/2021	167,252
	UBS Group Funding Jersey, Ltd.
232,000	3.000%, 4/15/2021[h]	228,334
	UnitedHealth Group, Inc.
160,000	3.350%, 7/15/2022	158,859
	USB Realty Corporation
747,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,l]	670,433
	Vantiv, LLC
660,000	4.375%, 11/15/2025[h]	622,875
	Ventas Realty, LP
126,000	3.100%, 1/15/2023	122,063
	Wachovia Capital Trust II
100,000	2.936%, (LIBOR 3M + 0.500%), 1/15/2027[b]	91,000
	Wells Fargo & Company
120,000	2.100%, 7/26/2021	115,205
122,000	2.625%, 7/22/2022	117,156
231,000	3.597%, (LIBOR 3M + 1.110%), 1/24/2023[b]	233,628
200,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	202,813
	Welltower, Inc.
174,000	4.950%, 1/15/2021	177,957
	Westpac Banking Corporation
195,000	3.172%, (LIBOR 3M + 0.850%), 8/19/2021[b]	197,599

	Total	37,650,166

Mortgage-Backed Securities (11.2%)
	Antler Mortgage Trust
2,257,676	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1*,e	2,254,967
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,125,601	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	1,138,213
	Federal Home Loan Mortgage Corporation
3,665,889	3.500%, 8/15/2035, Ser. 345, Class C8[m]	580,346
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
10,475,000	4.000%, 11/1/2048[d]	10,478,631
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
9,025,000	3.500%, 11/1/2048[d]	8,785,626
10,787,500	4.000%, 11/1/2048[d]	10,787,455
22,850,000	4.500%, 11/1/2048[d]	23,394,920
3,675,000	5.000%, 11/1/2048[d]	3,834,920
	Merrill Lynch Alternative Note Asset Trust
2,073,242	2.431%, (LIBOR 1M + 0.150%), 1/25/2037, Ser. 2007-A1, Class A2Bb	921,090

	Total	62,176,168

Technology (1.3%)
	Alliance Data Systems Corporation
440,000	5.375%, 8/1/2022[h]	441,650
	Apple, Inc.
232,000	2.850%, 5/6/2021	229,928
232,000	2.688%, (LIBOR 3M + 0.350%), 5/11/2022[b]	233,740
240,000	2.400%, 1/13/2023	229,767
	Baidu, Inc.
122,000	3.000%, 6/30/2020	120,897
	Broadcom Corporation
247,000	2.650%, 1/15/2023	231,691
250,000	3.625%, 1/15/2024	239,368
	CDK Global, Inc.
320,000	4.875%, 6/1/2027	299,600
	CommScope Technologies Finance, LLC
690,000	6.000%, 6/15/2025[h]	671,025
	Diamond 1 Finance Corporation
125,000	3.480%, 6/1/2019[h]	125,156
234,000	5.450%, 6/15/2023[h]	242,358
	Equinix, Inc.
540,000	5.750%, 1/1/2025	550,125
	Fidelity National Information Services, Inc.
90,000	3.625%, 10/15/2020	90,176
195,000	2.250%, 8/15/2021	187,577
	Harland Clarke Holdings Corporation
610,000	8.375%, 8/15/2022[h]	550,525
	Hewlett Packard Enterprise Company
283,000	3.600%, 10/15/2020	283,444
	Intel Corporation
120,000	1.700%, 5/19/2021	115,735
160,000	3.100%, 7/29/2022	158,154
	Marvell Technology Group, Ltd.
126,000	4.200%, 6/22/2023	124,571
	Microsoft Corporation
234,000	2.400%, 2/6/2022	227,888
	NetApp, Inc.
185,000	2.000%, 9/27/2019	183,158
	NXP BV
415,000	3.875%, 9/1/2022[h]	400,475
	Oracle Corporation
170,000	2.500%, 5/15/2022	164,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Technology (1.3%) - continued
	Seagate HDD Cayman
$330,000	4.750%, 1/1/2025	$302,003
	Texas Instruments, Inc.
65,000	1.750%, 5/1/2020	63,708
	VMware, Inc.
125,000	2.300%, 8/21/2020	122,023
	Western Digital Corporation
930,000	4.750%, 2/15/2026	859,087

	Total	7,448,387

Transportation (0.4%)
	Air Canada Pass Through Trust
50,563	3.875%, 3/15/2023[h]	49,488
	American Airlines Pass Through Trust
93,296	4.950%, 1/15/2023	95,316
	Avis Budget Car Rental, LLC
290,000	5.125%, 6/1/2022[h]	297,433
	Delta Air Lines, Inc.
174,000	2.875%, 3/13/2020	172,384
63,618	4.950%, 11/23/2020	63,871
	J.B. Hunt Transport Services, Inc.
160,000	3.300%, 8/15/2022	158,096
	Ryder System, Inc.
236,000	3.500%, 6/1/2021	234,974
	Union Pacific Corporation
189,000	3.750%, 7/15/2025	187,555
	United Airlines Pass Through Trust
160,000	3.700%, 12/1/2022	157,984
	United Continental Holdings, Inc.
640,000	4.250%, 10/1/2022	628,000
	XPO Logistics, Inc.
375,000	6.500%, 6/15/2022[h]	384,375

	Total	2,429,476

Utilities (1.1%)
	Alabama Power Company
117,000	2.450%, 3/30/2022	112,934
	Ameren Corporation
160,000	2.700%, 11/15/2020	157,637
	Berkshire Hathaway Energy Company
240,000	2.400%, 2/1/2020	237,629
	Calpine Corporation
315,000	5.375%, 1/15/2023	298,462
	CenterPoint Energy, Inc.
120,000	2.500%, 9/1/2022	114,576
	Consolidated Edison, Inc.
117,000	2.000%, 3/15/2020	115,094
	Dominion Energy, Inc.
232,000	2.579%, 7/1/2020	228,450
	DTE Energy Company
242,000	2.400%, 12/1/2019	239,503
	Duke Energy Corporation
250,000	2.400%, 8/15/2022	239,251
	Dynegy, Inc.
775,000	7.375%, 11/1/2022	804,063
	Edison International
116,000	2.125%, 4/15/2020	113,771
	Emera U.S. Finance, LP
135,000	2.150%, 6/15/2019	134,040
	Eversource Energy
127,000	2.500%, 3/15/2021	124,609
	Exelon Generation Company, LLC
138,000	5.200%, 10/1/2019	140,451
175,000	2.950%, 1/15/2020	173,888
	FirstEnergy Corporation
184,000	2.850%, 7/15/2022	177,342
	Fortis, Inc.
160,000	2.100%, 10/4/2021	152,702
	NextEra Energy Capital Holdings, Inc.
125,000	2.300%, 4/1/2019	124,727
	NextEra Energy Partners, LP
620,000	4.250%, 9/15/2024[h]	589,000
	NiSource, Inc.
177,000	3.650%, 6/15/2023[h]	174,209
550,000	5.650%, 6/15/2023[b,h,l]	539,110
	Pinnacle West Capital Corporation
120,000	2.250%, 11/30/2020	117,275
	PPL Capital Funding, Inc.
175,000	3.500%, 12/1/2022	172,775
	PSEG Power, LLC
143,000	3.000%, 6/15/2021	140,648
	Sempra Energy
75,000	2.400%, 3/15/2020	74,023
	Southern California Edison Company
55,000	2.400%, 2/1/2022	52,860
	Southern Company
100,000	1.850%, 7/1/2019	99,139
116,000	2.350%, 7/1/2021	112,216
	TerraForm Power Operating, LLC
695,000	5.000%, 1/31/2028[h]	621,156

	Total	6,381,540

	Total Long-Term Fixed Income (cost $270,588,757)	267,721,998

Shares	Registered Investment Companies (15.6%)	Value
Affiliated Fixed Income Holdings (14.1%)
8,667,585	Thrivent Core Emerging Markets Debt Fund	78,354,969

	Total	78,354,969

Equity Funds/Exchange Traded Funds (<0.1%)
34,500	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	414,000
42,409	BlackRock Resources & Commodities Strategy Trust	336,303

	Total	750,303

Fixed Income Funds/Exchange Traded Funds (1.4%)
184,069	Aberdeen Asia-Pacific Income Fund, Inc.	723,391
131,500	Invesco Senior Loan ETF	3,025,815
128,976	MFS Intermediate Income Trust	475,921
121,590	Templeton Global Income Fund	740,483
19,445	Vanguard Short-Term Corporate Bond ETF	1,515,349
73,004	Western Asset Emerging Markets Debt Fund, Inc.	910,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

Shares	Registered Investment Companies (15.6%)	Value
Fixed Income Funds/Exchange Traded Funds (1.4%) - continued
111,422	Western Asset High Income Opportunity Fund, Inc.	$505,856

	Total	7,897,175

	Total Registered Investment Companies (cost $93,084,810)	87,002,447

Shares	Preferred Stock (1.1%)	Value
Consumer Staples (0.1%)
14,320	CHS, Inc., 7.100%[b,l]	368,597

	Total	368,597

Energy (0.3%)
58,690	Crestwood Equity Partners, LP, 9.250%[l]	563,424
35,650	NuStar Logistics, LP, 9.170%[b]	897,667

	Total	1,461,091

Financials (0.7%)
7,320	Agribank FCB, 6.875%[b,l]	785,070
5,700	CoBank ACB, 6.250%[b,l]	587,100
850	First Tennessee Bank NA, 3.750%[b,h,l]	654,500
14,700	GMAC Capital Trust I, 8.099%[b]	386,022
14,300	Morgan Stanley, 7.125%[b,l]	389,961
889	Wells Fargo & Company, Convertible, 7.500%[l]	1,130,799

	Total	3,933,452

Real Estate (<0.1%)
6,781	Colony Capital, Inc., 8.75%[l]	175,085

	Total	175,085

	Total Preferred Stock (cost $5,825,167)	5,938,225

Shares	Common Stock (0.8%)	Value
Energy (0.2%)
12,424	Contura Energy, Inc.[k,n]	906,331
47,218	Pacific Drilling, Inc. Rights[e,n]	491,697

	Total	1,398,028

Financials (0.4%)
152,438	Apollo Investment Corporation	788,104
69,173	Ares Capital Corporation	1,187,009

	Total	1,975,113

Materials (0.1%)
23,820	Verso Corporation[n]	669,580

	Total	669,580

Utilities (0.1%)
3,174	Alpha Natural Resources Holdings, Inc.[n]	111,090
11,942	ANR, Inc.[n]	417,970

	Total	529,060

	Total Common Stock (cost $2,681,047)	4,571,781

Shares	Collateral Held for Securities Loaned (1.0%)	Value
5,373,892	Thrivent Cash Management Trust	5,373,892

	Total Collateral Held for Securities Loaned (cost $5,373,892)	5,373,892

Shares or Principal Amount	Short-Term Investments (14.1%)	Value
	Federal Home Loan Bank Discount Notes
600,000	2.100%, 11/28/2018[o,p]	599,019
400,000	2.110%, 11/30/2018[o,p]	399,298
7,769,239	Thrivent Core Short-Term Reserve Fund 2.430%	77,692,386

	Total Short-Term Investments (cost $78,690,761)	78,690,703

	Total Investments (cost $642,544,999) 113.6%	$632,763,382

	Other Assets and Liabilities, Net (13.6%)	(75,539,883)

	Total Net Assets 100.0%	$557,223,499

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $50,615,276 or 9.1% of total net assets.

i	All or a portion of the security is insured or guaranteed.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
k	All or a portion of the security is on loan.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2018

p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Fund as of October 31, 2018 was $39,864,446 or 7.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Antler Mortgage Trust, 7/25/2022	9/21/2018	$2,257,649
Apidos CLO XXIV, 10/20/2030	8/23/2018	1,400,000
Assurant CLO III, Ltd., 10/20/2031	7/27/2018	1,350,000
Babson CLO, Ltd., 7/20/2029	5/18/2018	1,350,000
Cascade Funding Mortgage Trust, 6/25/2048	6/29/2018	890,826
Cent CLO, LP, 10/25/2028	10/11/2018	1,750,000
CIM Trust, 12/25/2057	4/23/2018	1,164,934
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	756,005
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	179,337
Digicel, Ltd., 4/15/2021	8/19/2013	775,796
Foundation Finance Trust, 7/15/2033	12/6/2017	792,000
Harley Marine Financing, LLC, 5/15/2043	5/9/2018	1,333,111
Madison Park Funding XIV, Ltd., 10/22/2030	10/12/2018	1,250,000
Myers Park CLO, Ltd., 10/20/2030	8/16/2018	1,275,000
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	888,573
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	850,000
OHA Credit Funding 1, Ltd., 10/20/2030	8/24/2018	1,085,000
OZLM Funding II, Ltd., 7/30/2031	8/17/2018	2,170,000
OZLM IX, Ltd., 10/20/2031	10/29/2018	2,000,000
Park Avenue Institutional Advisers CLO, Ltd., 10/20/2031	10/5/2018	2,200,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	501,866
Preston Ridge Partners Mortgage Trust, LLC, 4/25/2023	4/26/2018	633,092
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	242,125
Radnor RE, Ltd., 3/25/2028	3/13/2018	1,000,000
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	1,053,480
Sound Point CLO X, Ltd., 1/20/2028	6/5/2018	1,150,000
Sound Point CLO XXI, Ltd., 10/26/2031	8/29/2018	2,200,000
Spirit Master Funding, LLC, 12/20/2047	1/23/2018	1,647,594
THL Credit Wind River CLO, Ltd., 10/22/2031	9/21/2018	3,350,000
Toorak Mortgage Corporation 2018-1, Ltd., 8/25/2021	8/3/2018	1,749,998
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	859,640

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of October 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$4,381,735
Common Stock	860,810

Total lending	$5,242,545
Gross amount payable upon return of collateral for securities loaned	$5,373,892

Net amounts due to counterparty	$131,347

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value
Australia (4.8%)
94,484	Accent Group, Ltd.	$83,614
89,466	ALS, LTD.	518,834
53,404	Altium, Ltd.	832,536
92,144	Aristocrat Leisure, Ltd.	1,736,356
314,559	Australia and New Zealand Banking Group, Ltd.	5,789,982
102,484	Australian Pharmaceutical Industries, Ltd.	111,317
745,881	Beach Energy, Ltd.	929,068
135,509	BHP Billiton, Ltd.	3,126,688
9,339	Charter Hall Group	45,707
35,549	Charter Hall Retail REIT	107,143
29,390	CIMIC Group, Ltd.	986,769
27,956	CSL, Ltd.	3,732,047
211,708	Downer EDI, Ltd.	1,042,314
5,923	Evolution Mining, Ltd.	12,537
75,741	FlexiGroup, Ltd.	82,535
34,196	Genworth Mortgage Insurance Australia, Ltd.	54,615
104,244	Iluka Resources, Ltd.	598,695
30,130	Inghams Group, Ltd.	83,305
35,939	JB Hi-Fi, Ltd.	585,635
25,270	Macquarie Group, Ltd.	2,107,321
1,834,068	Medibank Private, Ltd.	3,636,530
309,006	Metcash, Ltd.	603,939
521,075	Nine Entertainment Company Holdings, Ltd.	625,798
18,070	Northern Star Resources, Ltd.	112,887
235,894	Qantas Airways, Ltd.	915,683
75,894	Regis Resources, Ltd.	227,662
45,609	Rio Tinto, Ltd.	2,481,692
93,049	Sandfire Resources NL	439,969
59,320	Seven Group Holdings, Ltd.	749,411
99,138	Seven West Media, Ltd.[a]	54,945
103,035	Sigma Healthcare, Ltd.	38,055
22,838	Smartgroup Corporation, Ltd.	161,727
590,759	South32, Ltd.	1,523,658
93,469	SpeedCast International, Ltd.	238,959
228,005	Super Retail Group, Ltd.	1,169,261
169,119	Treasury Wine Estates, Ltd.	1,820,322
387,411	Vita Group, Ltd.	285,915
3,304	Washington H. Soul Pattinson and Company, Ltd.	67,739
17,650	Wesfarmers, Ltd.	584,528
174,869	Whitehaven Coal, Ltd.	604,045
18,143	Wisetech Global, Ltd.	207,496

	Total	39,117,239

Austria (0.8%)
41,654	Erste Group Bank AG	1,695,619
60,123	OMV AG	3,338,767
2,281	Osterreichische Post AG	92,593
35,819	Raiffeisen Bank International AG	976,197
6,826	S IMMO AG	116,705

	Total	6,219,881

Belgium (0.1%)
1,734	Barco NV	197,444
302	Befimmo SA	16,573
2,767	Cofinimmo SA	330,889
684	Compagnie d’ Entreprises CFE	72,525
2,635	Fagron NV	42,858
1,203	Gimv NV	64,176
2,563	KBC Ancora	118,439
1,110	SA D’Ieteren NV	43,902
522	Warehouses De Pauw CVA	67,697

	Total	954,503

Brazil (1.7%)
351,400	Ambev SA	1,533,451
408,046	Banco Bradesco SA ADR	3,741,785
133,408	BRF SAa	782,201
178,715	Lojas Renner SA	1,809,480
232,998	Multiplan Empreendimentos Imobiliarios SA	1,441,877
111,190	Ultrapar Participacoes SA	1,314,620
224,696	Vale SA ADR	3,392,910

	Total	14,016,324

Canada (2.1%)
50,768	Alaris Royalty Corporation	741,978
39,200	Alimentation Couche-Tard, Inc.	1,872,083
35,100	Brookfield Asset Management, Inc.	1,432,316
73,068	CAE, Inc.	1,288,799
39,948	Canadian National Railway Company	3,415,054
5,854	CGI Group, Inc.[a]	361,525
9,755	CI Financial Corporation	144,274
69,535	Dollarama, Inc.	1,923,179
43,202	Entertainment One, Ltd.	225,826
55,480	Finning International, Inc.	1,152,207
18,790	Genworth MI Canada, Inc.[b]	616,746
20,643	Gluskin Sheff + Associates, Inc.	175,939
10,228	Granite REIT	422,344
1,194	Magna International, Inc.	58,793
41,590	Quebecor, Inc.	815,719
7,501	SmartCentres Real Estate Investment Trust	171,393
59,935	Stars Group, Inc.[a]	1,246,550
38,700	Suncor Energy, Inc.	1,298,182

	Total	17,362,907

Cayman Islands (1.8%)
17,193	Autohome, Inc. ADR[b]	1,244,429
594,000	China Resources Land, Ltd.	2,020,313
38,010	Huazhu Group, Ltd. ADR[a]	994,341
78,000	Sa Sa International Holdings, Ltd.	30,053
49,200	Sunny Optical Technology Group Company, Ltd.	429,559
183,300	Tencent Holdings, Ltd.	6,279,723
539,000	Value Partners Group, Ltd.	401,998
962,830	WH Group, Ltd.[c]	676,162
197,000	Wharf Real Estate Investment Company, Ltd.	1,224,185
59,000	Wuxi Biologics (Cayman), Inc.[a,c]	422,142
352,400	Wynn Macau, Ltd.	734,101

	Total	14,457,006

Chile (0.3%)
40,046	Banco Santander Chile SA ADR	1,179,755
135,375	S.A.C.I. Falabella	1,020,280

	Total	2,200,035

China (1.5%)
18,315	58.com, Inc. ADR[a]	1,201,281
211,398	China International Travel Service Corporation, Ltd.	1,636,826
340,297	Hangzhou Hikvision Digital Technology Company, Ltd.	1,190,181

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value
China (1.5%) - continued
25,095	Kweichow Moutai Company, Ltd.	$1,987,802
220,900	Midea Group Company, Ltd.	1,182,563
337,500	Ping An Insurance Company of China, Ltd.	3,190,736
262,682	Shanghai International Airport Company, Ltd.	1,876,733

	Total	12,266,122

Denmark (1.8%)
11,153	Carlsberg AS	1,230,362
31,789	GN Store Nord AS	1,348,447
175,241	Novo Nordisk AS	7,568,055
3,304	Per Aarsleff Holding AS	108,061
6,152	Rockwool International AS	2,101,882
16,421	Royal Unibrew AS	1,165,271
7,493	Scandinavian Tobacco Group ASc	113,699
10,691	SimCorp AS	823,155
9,570	Spar Nord Bank AS	79,296
5,925	Sydbank AS	136,852
6,657	Topdanmark AS	316,431

	Total	14,991,511

Faroe Islands (0.1%)
10,158	Bakkafrost PF	570,675

	Total	570,675

Finland (1.5%)
11,098	Cramo Oyj	211,554
10,156	Kesko Oyj	593,134
15,064	Metsa Board Oyj	131,742
18,140	Neste Oil Oyj	1,489,560
12,930	Raisio Oyj	39,660
29,567	Ramirent Oyj	215,857
12,043	Tieto Oyj	387,652
239,832	UPM-Kymmene Oyj	7,710,258
54,834	Valmet Oyj	1,248,501

	Total	12,027,918

France (5.0%)
114,614	AXA SA	2,868,393
12,311	Beneteau SA	204,102
26,382	Capgemini SA	3,221,351
10,984	Cie Generale des Etablissements Michelin	1,124,476
70,450	CNP Assurances	1,570,145
13,078	Coface SA	130,689
14,420	Dassault Systemes SE	1,805,152
15,029	Eiffage SA	1,467,753
2,786	Eurofins Scientific SE	1,403,976
4,523	Gaztransport Et Technigaz SA	334,293
6,262	Ipsen SA	868,243
4,997	Ipsos SA	133,062
3,985	Jacquet Metal Service	82,536
1,114	Kaufman & Broad SA	45,688
6,544	Kering SA	2,908,717
41,885	Lagardere SCA	1,144,909
7,031	Legrand SA	459,819
14,090	LVMH Moet Hennessy Louis Vuitton SE	4,274,960
30,004	Metropole Television SA	580,749
6,901	Neopost SA	221,985
32,216	Peugeot SA	765,795
14,494	Rubis SCA	747,801
29,343	Safran SA	3,791,912
5,438	Sartorius Stedim Biotech	673,824
37,323	Schneider Electric SE	2,698,853
2,341	Sopra Group SA	259,282
11,737	Thales SA	1,499,019
37,541	Total SA	2,202,722
300	Trigano	30,458
24,893	UbiSoft Entertainment SAa	2,232,954
13,629	Vinci SA	1,212,966

	Total	40,966,584

Germany (4.3%)
11,032	Aareal Bank AG	410,402
24,141	Allianz SE	5,029,025
3,305	Amadeus Fire AG	378,092
52,436	BASF SE	4,023,841
13,733	CANCOM SE	559,942
13,041	Carl Zeiss Meditec AG	1,068,229
12,862	CTS Eventim AG & Company KGAA	482,194
11,219	Deutsche EuroShop AG	348,134
45,646	Deutsche Pfandbriefbank AGc	606,107
40,156	Deutz AG	298,668
53,066	Evonik Industries AG	1,641,630
86,291	Evotec AGa	1,700,937
2,104	Freenet AG	47,325
11,926	Gerresheimer AG	840,488
24,362	Hannover Rueckversicherung SE	3,276,204
73,567	Infineon Technologies AG	1,474,046
2,880	Isra Vision AG	123,538
12,583	Jenoptik AG	380,872
51,604	Klockner & Company SE	433,959
176	MorphoSys AGa	16,297
4,094	Nemetschek SE	538,185
22,753	ProSiebenSat.1 Media AG	525,398
2,703	PUMA SE	1,389,927
14,470	Rheinmetall AG	1,252,281
5,130	Salzgitter AG	205,034
3,095	Scout24 AGc	128,267
4,417	Siltronic AG	404,528
8,544	Sixt SE	868,537
15,543	Software AG	695,852
40,613	TAG Immobilien AG	926,465
198	Takkt AG	3,363
48,097	TUI AG	797,991
23,894	Vonovia SE	1,091,866
16,442	Wirecard AG	3,075,573
297	XING AG	89,298

	Total	35,132,495

Hong Kong (1.2%)
374,800	AIA Group, Ltd.	2,851,121
26,000	Champion REIT	17,495
198,000	China Mobile, Ltd.	1,854,840
139,000	CITIC Telecom International Holdings, Ltd.	43,648
116,000	Giordano International, Ltd.	51,548
6,000	Great Eagle Holdings, Ltd.	27,400
877,000	Haitong International Securities Group, Ltd.	287,462
613,000	Hang Lung Group, Ltd.	1,509,168
61,794	Hong Kong Exchanges & Clearing, Ltd.	1,645,375
49,000	Luk Fook Holdings International, Ltd.	161,683
581,000	Melco International Development, Ltd.	997,161
7,000	Sunlight Real Estate Investment Trust	4,215

	Total	9,451,116

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value
Hungary (0.1%)
25,217	Richter Gedeon Nyrt	$468,418

	Total	468,418

India (1.8%)
90,300	Aditya Birla Capital, Ltd.[a]	127,702
47,500	Grasim Industries, Ltd.	535,930
28,379	Hero Motocorp, Ltd.	1,059,498
72,040	Hindustan Unilever, Ltd.	1,581,602
157,848	Housing Development Finance Corporation	3,776,284
547,394	ITC, Ltd.	2,074,370
114,927	Kotak Mahindra Bank, Ltd.	1,739,152
70,836	Tata Consultancy Services, Ltd.	1,856,998
48,428	Ultra Tech Cement, Ltd.	2,291,578

	Total	15,043,114

Indonesia (0.8%)
5,430,200	Astra International Tbk PT	2,824,601
1,071,600	Indocement Tunggal Prakarsa Tbk PT	1,222,722
1,439,800	PT Bank Central Asia Tbk	2,241,857

	Total	6,289,180

Ireland (0.3%)
3,649	Glanbia plc	64,739
9,276	ICON plc[a]	1,280,830
32,957	Smurfit Kappa Group plc	1,071,446

	Total	2,417,015

Isle of Man (0.2%)
117,928	GVC Holdings plc	1,412,586

	Total	1,412,586

Israel (0.3%)
178,427	Bank Leumi Le-Israel BM	1,112,618
5,554	First International Bank of Israel, Ltd.	119,603
97,805	Israel Discount Bank, Ltd.	319,623
31,544	Plus500, Ltd.	544,119
12,644	Shufersal, Ltd.	80,266

	Total	2,176,229

Italy (1.9%)
616,425	A2A SPA	993,274
52,694	Amplifon SPA	933,433
59,885	Anima Holding SPA[c]	250,413
56,989	Assicurazioni Generali SPA	919,617
519,977	Banca Monte dei Paschi di Siena SPA[a,b]	853,668
15,821	Banca Popolare Di Sondrio SCRL	49,875
61,922	Beni Stabili SPA	53,020
61,922	Beni Stabili SPA, Rights[d]	7
5,949	Biesse SPA	136,742
19,808	DiaSorin SPA	1,878,839
95,304	Enav SPA[c]	429,570
223,754	Enel SPA	1,097,075
40,753	Eni SPA	723,759
8,195	ERG SPA	152,870
130,921	Fincantieri SPA	190,736
190,854	Iren SPA	413,532
75,758	Italgas SPA	390,875
1,528	Italmobiliare SPA	33,748
6,287	La Doria SPA	68,376
38,395	Maire Tecnimont SPA	167,837
127,221	Mediobanca SPA	1,114,167
32,530	Moncler SPA	1,129,689
438,931	Piaggio & C. SPA	939,209
3,861	Reply SPA	213,951
321,580	Saras SPA	627,578
67,848	Societa Iniziative Autostradali e Servizi SPA	955,894
23,109	Technogym SPA[c]	252,356
102,503	Unipol Gruppo Finanziario SPA	412,521

	Total	15,382,631

Japan (19.8%)
27,000	Adastria Holdings Company, Ltd.	439,957
15,100	Adeka Corporation	223,717
2,500	AEON Fantasy Company, Ltd.	78,125
19	AEON REIT Investment Corporation	20,927
46,700	Aichi Corporation	277,080
7,000	Aisan Industry Company, Ltd.	52,412
7,200	Alpen Company, Ltd.	120,992
25,500	AOKI Holdings, Inc.	335,862
25,700	Aoyama Trading Company, Ltd.	777,514
7,200	Aozora Bank, Ltd.	248,446
8,000	Arcland Sakamoto Company, Ltd.	104,760
27,600	Arcs Company, Ltd.	666,934
7,200	Autobacs Seven Company, Ltd.	115,878
26,300	Benesse Holdings, Inc.	733,471
12,400	Bic Camera, Inc.	163,709
59,600	Bridgestone Corporation	2,298,134
19,600	Broadleaf Company, Ltd.	113,189
22,300	Canon Electronics, Inc.	407,536
94,600	Canon, Inc.	2,694,531
63,900	Capcom Company, Ltd.	1,331,993
3,700	Cawachi, Ltd.	68,670
41,800	Chiyoda Company, Ltd.	805,807
2,300	Chiyoda Integre Company, Ltd.	46,187
161,300	Citizen Watch Company, Ltd.	928,437
28,400	Coca-Cola Bottlers Japan, Inc.	743,262
5,800	Cocokara Fine, Inc.	319,255
4,100	Computer Engineering & Consulting, Ltd.	88,216
5,800	Cosel Company, Ltd.	59,676
16,500	Cosmo Energy Holdings Company, Ltd.	606,847
5,700	Daiichikosho Company, Ltd.	263,088
35,400	Daikyo, Inc.	929,126
13,400	DaikyoNishikawa Corporation	128,000
300	Daishi Hokuetsu Financial Group, Inc.	10,795
32,800	Daito Trust Construction Company, Ltd.	4,324,299
110	Daiwa Office Investment Corporation	671,852
5,700	Denka Company, Ltd.	185,380
8,800	Denso Corporation	392,531
4,600	DIC Corporation	135,747
52,200	DMG Mori Company, Ltd.	753,151
8,400	Doutor Nichires Holdings Company, Ltd.	149,276
51,900	DTS Corporation	1,803,158
10,600	DUSKIN Company, Ltd.	241,100
34,800	Ebara Corporation	1,013,594
25,700	EDION Corporation	270,253
11,500	EPS Holdings, Inc.	224,554
10,800	F@N Communications, Inc.	59,878

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value
Japan (19.8%) - continued
22,000	Fancl Corporation	$972,879
8,400	Fields Corporation	62,800
42,400	Financial Products Group Company, Ltd.	413,932
15,100	Fuji Machine Manufacturing Company, Ltd.	210,462
12,900	Fuji Oil Holdings, Inc.	372,069
11,300	Fuji Soft, Inc.	517,736
1,500	Fujibo Holdings, Inc.	43,703
1,700	Fukui Computer Holdings, Inc.	27,051
2,500	Fuyo General Lease Company, Ltd.	138,880
13,700	Geo Holdings Corporation	208,708
1,700	Glory, Ltd.	39,587
3,000	Godo Steel, Ltd.	57,579
3,000	Goldcrest Company, Ltd.	46,978
1,500	GOLDWIN, Inc.	106,925
64,500	Gree, Inc.	269,930
4,500	Gunma Bank, Ltd.	20,373
2,800	Gunosy, Inc.[a]	73,831
3,100	H2O Retailing Corporation	48,213
152,200	Hachijuni Bank, Ltd.	642,871
24,700	Harmonic Drive Systems, Inc.	750,866
40,400	Heiwa Corporation	923,950
219	Heiwa Real Estate REIT, Inc.	214,778
7,200	Hino Motors, Ltd.	68,920
28,200	Hiroshima Bank, Ltd.	173,940
2,100	Hitachi Capital Corporation	51,490
38,200	Hitachi Chemical Company, Ltd.	602,110
10,900	Hitachi High-Technologies Corporation	409,071
56,000	Hitachi, Ltd.	1,711,931
1,400	Hogy Medical Company, Ltd.	41,356
73,500	Hokuetsu Corporation	351,092
23,900	Hokuhoku Financial Group, Inc.	296,089
253,400	Honda Motor Company, Ltd.	7,233,438
34,800	Hoya Corporation	1,968,838
119	Hulic REIT, Inc.	173,159
43,100	IBIDEN Company, Ltd.	532,206
247	Ichigo Real Estate Investment Corporation	202,748
6,400	Ichiyoshi Securities Co., Ltd.	53,880
10,000	INES Corporation	116,704
1,130	Invesco Office J-Reit, Inc.	159,234
175	Invincible Investment Corporation	72,485
61,300	Isuzu Motors, Ltd.	803,677
9,600	Itochu Enex Company, Ltd.	90,391
14,000	JAFCO Company, Ltd.	539,424
13,300	Japan Aviation Electronics Industry, Ltd.	176,118
334	Japan Excellent, Inc.	433,058
349	Japan Rental Housing Investments, Inc.	273,916
284,500	Japan Tobacco, Inc.	7,310,321
113,600	JVC Kenwood Corporation	280,872
31,900	Kabu.com Securities Company, Ltd.	115,139
11,700	Kadokawa Dwango Corporation	116,810
2,700	Kanematsu Electronics, Ltd.	82,962
2,800	Kato Sangyo Company, Ltd.	86,281
99	Kenedix Office Investment Corporation	613,497
44,500	Kewpie Corporation	1,022,905
6,900	Keyence Corporation	3,370,787
6,900	Kintetsu World Express, Inc.	107,353
20,800	KITZ Corporation	165,739
6,400	Kohnan Shoji Company, Ltd.	160,121
25,200	Kokuyo Company, Ltd.	397,824
72,600	Komatsu, Ltd.	1,890,682
1,400	KOMERI Company, Ltd.	36,281
41,300	Konoike Transport Company, Ltd.	624,554
9,400	K’s Holdings Corporation	118,750
1,200	Kura Corporation	69,541
34,800	KYB Company, Ltd.	834,735
4,400	Kyokuto Kaihatsu Kogyo Company, Ltd.	62,814
49,100	KYORIN Holdings, Inc.	1,072,319
19,600	Kyowa Exeo Corporation	528,330
203	LaSalle Logiport REIT	186,930
11,600	Macnica Fuji Electronics Holdings, Inc.	167,699
14,600	Makino Milling Machine Company, Ltd.	555,648
6,900	Mandom Corporation	191,480
22,900	Matsumotokiyoshi Holdings Company, Ltd.	827,923
3,800	Maxell Holdings, Ltd.	48,422
50,700	Mazda Motor Corporation	540,010
9,400	Meiko Network Japan Company, Ltd.	82,557
2,500	Milbon Company, Ltd.	89,746
23,200	Ministop Company, Ltd.	428,368
14,000	Miraca Holdings, Inc.	340,816
39,200	Mitsubishi Corporation	1,103,296
2,700	Mitsubishi Research Institute, Inc.	84,292
5,900	Mitsubishi Shokuhin Company, Ltd.	152,054
23,600	Mitsui Engineering & Shipbuilding Company, Ltd.[a]	396,294
3,400	Mitsui Sugar Company, Ltd.	91,459
2,189,600	Mizuho Financial Group, Inc.	3,760,339
2,400	Mizuno Corporation	56,155
74	Mori Hills REIT Investment Corporation	91,531
406	Mori Trust Sogo REIT, Inc.	575,711
13,000	Murata Manufacturing Company, Ltd.	2,023,258
8,200	Nagase & Co., Ltd.	128,798
27,600	NEC Networks & System Integration Corporation	601,571
24,800	Net One Systems Company, Ltd.	519,220
239,200	NHK Spring Company, Ltd.	2,048,192
7,700	NICHIAS Corporation	167,785
38,300	Nichi-Iko Pharmaceutical Company, Ltd.	521,731
4,000	Nihon Chouzai Company, Ltd.	123,971
4,700	Nihon Unisys, Ltd.	102,997
6,100	Nikkiso Company, Ltd.	70,827
10,400	Nikkon Holdings Company, Ltd.	251,311
8,800	Nintendo Company, Ltd.	2,747,385
5,400	NIPPO Corporation	88,534
1,600	Nippon Carbon Company, Ltd.	90,479
112,700	Nippon Kayaku Company, Ltd.	1,341,263
297,500	Nippon Light Metal Holdings Company, Ltd.	627,307
36,400	Nippon Paper Industries Company, Ltd.	659,489
12,100	Nippon Shokubai Company, Ltd.	780,662
2,700	Nippon Soda Company, Ltd.	70,166
192,200	Nippon Steel & Sumitomo Metal Corporation	3,545,354
14,200	Nippon Thompson Company, Ltd.	82,117
13,400	Nipro Corporation	170,639
5,100	Nishi-Nippon City Bank, Ltd.	48,466
829,978	Nissan Motor Company, Ltd.	7,550,943
8,600	Nisshin Oillio Group, Ltd.	258,069
6,500	Nissin Kogyo Company, Ltd.	94,570
1,000	Noevir Holdings Company, Ltd.	42,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value
Japan (19.8%) - continued
29,100	North Pacific Bank, Ltd.	$87,263
13,000	NSD Company, Ltd.	275,234
89,000	NTT Data Corporation	1,142,626
12,900	OBIC Company, Ltd.	1,174,416
4,875	Okinawa Electric Power Company, Inc.	90,826
21,600	Okuma Corporation	1,078,501
93,000	Onward Holdings Company, Ltd.	560,663
64,500	ORIX Corporation	1,050,770
183,500	Osaka Gas Company, Ltd.	3,355,481
2,400	PAL Company, Ltd.	70,318
6,900	Paramount Bed Holdings Company, Ltd.	290,317
18,200	PC Depot Corporation	91,380
270	Premier Investment Corporation	279,281
5,600	Prima Meat Packers, Ltd.	105,765
10,900	Remixpoint, Inc.	73,098
1,500	Riken Vitamin Company, Ltd.	46,249
19,800	ROHTO Pharmaceutical Company, Ltd.	627,116
58,100	Round One Corporation	689,114
27,200	Ryoyo Electro Corporation	390,060
1,100	Saint Marc Holdings Company, Ltd.	26,125
14,000	Sangetsu Company, Ltd.	269,266
17,900	Sawai Pharmaceutical Company, Ltd.	907,388
17,000	SCSK Corporation	720,384
16,800	Seiko Holdings Corporation	403,053
52,000	Seino Holdings Company, Ltd.	720,115
330,200	Sekisui House, Ltd.	4,846,354
12,900	Senko Group Holdings Company, Ltd.	100,255
5,200	Shikoku Electric Power Company	65,268
3,100	Shimachu Company, Ltd.	81,263
12,600	SHIMAMURA Company, Ltd.	1,059,843
100	Shindengen Electric Manufacturing Company, Ltd.	4,349
29,600	Shinko Electric Industries Company, Ltd.	206,081
12,000	Ship Healthcare Holdings, Inc.	433,871
27,000	Showa Denko KK	1,175,678
60,200	SKY Perfect JSAT Holdings, Inc.	267,314
6,300	Sodick Company, Ltd.	47,459
50,100	SoftBank Group Corporation	3,964,855
65,800	Sony Corporation	3,560,882
6,400	Star Micronics Company, Ltd.	90,915
30,500	Sugi Holdings Company, Ltd.	1,396,465
66,500	Sumitomo Corporation	1,008,584
388,500	Sumitomo Electric Industries, Ltd.	5,298,204
28,400	Sumitomo Heavy Industries, Ltd.	893,202
1,000	Sumitomo Seika Chemicals Company, Ltd.	49,911
37,400	Suzuki Motor Corporation	1,865,015
40,000	Taiheiyo Cement Corporation	1,177,067
11,300	Taiho Kogyo Company, Ltd.	101,897
500	Taikisha, Ltd.	14,109
23,500	Takara Holdings, Inc.	329,673
51,700	Takara Leben Company, Ltd.	148,952
15,800	TDK Corporation	1,362,435
40,900	TIS, Inc.	1,826,886
19,900	Toho Holdings Company, Ltd.	521,322
8,000	Tokai Tokyo Financial Holdings, Inc.	41,298
29,900	Tokyo Dome Corporation	263,181
167,000	Toppan Printing Company, Ltd.	2,360,951
400	Topy Industries, Ltd.	10,780
12,500	Tosei Corporation	114,258
15,800	Toshiba Machine Company, Ltd.	299,211
4,600	Towa Pharmaceutical Company, Ltd.	353,602
11,500	Toyo Tanso Company, Ltd.	299,629
74,100	Toyoda Gosei Company, Ltd.	1,598,164
16,800	Toyota Motor Corporation	984,160
33,800	Tsubakimoto Chain Company	1,297,798
77,300	TV Asahi Holdings Corporation	1,443,104
50,100	Ube Industries, Ltd.	1,091,312
1,700	Vital KSK Holdings, Inc.	17,778
7,400	Wacoal Holdings Corporation	204,025
14,700	Wakita & Company, Ltd.	158,430
40,600	Yamato Holdings Company, Ltd.	1,109,939
3,200	Yellow Hat, Ltd.	78,683
6,400	Yodogawa Steel Works, Ltd.	138,925
18,000	Yokohama Reito Company, Ltd.	142,760
20,500	Yumeshin Holdings Company, Ltd.	175,222
6,700	Zenkoku Hosho Company, Ltd.	242,905
11,700	Zenrin Company, Ltd.	291,116

	Total	161,863,820

Jersey (<0.1%)
111,779	boohoo group plc[a]	302,600

	Total	302,600

Luxembourg (0.2%)
113,557	B&M European Value Retail SA	604,266
7,555	Oriflame Holdings AG	178,350
4,307	RTL Group SA	276,440
17,200	Tenaris SA ADR	502,756

	Total	1,561,812

Malaysia (0.2%)
269,500	Public Bank Berhad	1,585,315

	Total	1,585,315

Mexico (0.7%)
25,100	Fomento Economico Mexicano SAB de CV ADR	2,135,257
95,000	Grupo Aeroportuario del Sureste, SAB de CV	1,567,226
356,908	Grupo Financiero Banorte SAB de CV ADR	1,967,687

	Total	5,670,170

Netherlands (2.8%)
9,410	Aalberts Industries NV	344,951
69,443	ASR Nederland NV	3,152,501
33,745	Euronext NVc	2,076,402
19,006	Ferrari NV	2,225,625
103,130	Fiat Chrysler Automobiles NVa	1,569,469
14,269	Heineken Holding NV	1,234,209
12,908	Intertrust NVc	208,227
20,941	Koninklijke DSM NV	1,828,324
36,094	Koninklijke Philips NV	1,346,149
7,846	Koninklijke VolkerWessels NV	139,522
28,677	NN Group NV	1,231,330
3,681	NSI NV	145,299
319,917	Pharming Group NVa	346,642
28,743	SBM Offshore NV	495,251
119,610	Unilever NV	6,427,209
4,942	Vastned Retail NV	195,607

	Total	22,966,717

New Zealand (<0.1%)
65,058	Air New Zealand, Ltd.	118,949
64,795	Infratil, Ltd.	144,850

	Total	263,799

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value
Norway (2.1%)
43,120	Aker BP ASA	$1,414,111
46,763	Aker Solutions ASA[a]	307,693
15,929	Austevoll Seafood ASA	255,996
325,027	DnB ASA	5,872,068
255,438	DNO International ASA	488,283
14,140	Entra ASA[c]	191,333
63,470	Leroy Seafood Group ASA	585,093
44,683	Marine Harvest ASA	1,081,789
19,906	SalMar ASA	1,050,753
2,526	SpareBank 1 Nord-Norge	20,183
16,886	SpareBank 1 SMN	172,091
9,030	Storebrand ASA	75,047
248,636	Telenor ASA	4,558,832
25,922	TGS Nopec Geophysical Company ASA	865,917

	Total	16,939,189

Philippines (0.5%)
11,120	Ayala Corporation	191,433
3,199,800	Ayala Land, Inc.	2,374,265
1,044,030	Bank of the Philippine Islands	1,605,265

	Total	4,170,963

Poland (0.1%)
34,898	Bank Pekao SA	951,399

	Total	951,399

Portugal (0.2%)
18,765	Altri SGPS SA	164,451
2,978,379	Banco Espirito Santo SAa,d,e	337
88,519	Galp Energia SGPS SA	1,539,182

	Total	1,703,970

Russia (0.4%)
35,278	Lukoil ADR	2,630,290
9,789	Magnit PJSC	533,852

	Total	3,164,142

Singapore (0.4%)
157,500	CapitaLand Retail China Trust	155,950
31,900	China Aviation Oil (Singapore) Corporation, Ltd.	31,790
97,300	DBS Group Holdings, Ltd.	1,650,931
90,100	United Overseas Bank, Ltd.	1,593,013
256,200	Yanlord Land Group, Ltd.	233,660

	Total	3,665,344

South Africa (0.5%)
123,390	Massmart Holdings, Ltd.	803,279
177,800	MTN Group, Ltd.	1,032,472
6,300	Naspers, Ltd.	1,105,026
200,711	Truworths International, Ltd.	1,099,445

	Total	4,040,222

South Korea (0.4%)
3,914	Amorepacific Corporation	310,752
6,588	Amorepacific Group	361,091
4,789	LG Chem, Ltd.	1,463,403
14,740	NAVER Corporation	1,484,382

	Total	3,619,628

Spain (2.7%)
107,288	ACS Actividades de Construccion y Servicios, SAa	4,016,998
37,344	Amadeus IT Holding SA	3,007,094
330,173	Bankinter SA	2,705,094
2,708	Bolsas y Mercados Espanoles SA	80,105
605,860	CaixaBank SA	2,451,727
81,303	CIA De Distribucion Integral	1,962,934
1,033	Construcciones y Auxiliar de Ferrocarriles SA	38,778
136,583	Enagas SA	3,621,270
39,359	Ence Energia y Celulosa SA	330,608
8,678	Euskaltel SAc	72,652
18,265	Global Dominion Access SAa,c	97,540
13,205	Lar Espana Real Estate SOCIMI SA	130,870
4,443	Let’s GOWEX SAa,d,e	0
196,537	Mediaset Espana Comunicacion SA	1,336,413
91,927	Merlin Properties Socimi SA	1,151,846
21,680	Prosegur Compania de Seguridad SA	120,404
74,069	Repsol SA	1,323,521
8,631	Telepizza Group SAc	44,788

	Total	22,492,642

Sweden (2.6%)
8,657	AF AB	185,668
28,313	Ahlsell ABc	143,306
51,444	Arjo AB	174,792
46,016	Atlas Copco AB, Class B	1,053,920
29,997	Axfood AB	535,117
27,132	Betsson ABa	235,587
13,266	Biotage AB	173,841
8,607	Cloetta AB	26,036
44,743	Elekta AB	567,418
21,722	Fastighets AB Balder[a]	544,771
40,754	Granges AB	430,856
47,111	Hemfosa Fastigheter AB	582,025
61,240	Hexpol AB	566,718
9,313	Holmen AB	213,208
14,132	Intrum AB	360,455
44,383	Investor AB	1,922,954
25,403	Kungsleden AB	177,570
2,212	Loomis AB	68,254
207,788	Nobina ABc	1,386,487
7,211	Nolato AB	332,037
6,045	Peab AB	53,212
146,726	Sandvik AB	2,319,561
144,905	SKF AB	2,323,135
197,908	SSAB AB, Class A	790,104
203,438	SSAB AB, Class B	659,760
24,669	Swedish Match AB	1,256,607
74,578	Swedish Orphan Biovitrum ABa	1,522,341
12,727	Trelleborg AB	229,626
142,607	Volvo AB	2,129,717
18,289	Wihlborgs Fastigheter AB	206,339

	Total	21,171,422

Switzerland (5.8%)
467	BKW FMB Energie	29,620
260	Bobst Group SA	19,653
477	Bossard Holding AG	77,772
258	Bucher Industries AG	71,154
5,468	Cembra Money Bank AG	458,588

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value
Switzerland (5.8%) - continued
68	Conzzeta AG	$60,806
29,373	Ferguson plc	1,980,315
64,265	Ferrexpo plc	171,082
6,245	Flughafen Zuerich AG	1,234,217
11,650	Galenica AGa,c	624,542
999	Georg Fischer AG	929,415
398,711	Glencore Xstrata plc	1,622,620
1,241	Implenia AG	68,988
501	Inficon Holding AG	240,287
93	Kardex AG	12,089
762	Landis+Gyr Group AGa	46,223
69,240	Logitech International SA	2,563,562
10,268	Lonza Group AG	3,228,664
86,458	Nestle SA	7,299,053
59,226	Novartis AG	5,186,561
7,487	OC Oerlikon Corporation AG	89,104
18,747	Pargesa Holding SA	1,376,218
2,544	Partners Group Holding AG	1,811,214
52,735	Roche Holding AG	12,833,717
5,839	Roche Holding AG-BR	1,421,548
29	Schweiter Technologies AG	32,931
970	Siegfried Holding AG	389,084
1,777	Straumann Holding AG	1,212,992
5,812	Sunrise Communications Group AGa,c	511,583
2,243	Tecan Group AG	505,993
3,944	Valora Holding AG	986,654

	Total	47,096,249

Taiwan (0.7%)
764,362	Taiwan Semiconductor Manufacturing Company, Ltd.	5,738,358

	Total	5,738,358

Thailand (0.4%)
175,850	Siam Cement pcl	2,184,232
210,400	Siam Commercial Bank pcl	873,151

	Total	3,057,383

Turkey (0.1%)
84,296	BIM Birlesik Magazalar AS	1,198,303

	Total	1,198,303

United Kingdom (12.9%)
112,049	3i Group plc	1,254,648
35,230	Abcam plc	540,056
58,222	Anglo American plc	1,242,654
42,121	Ashmore Group plc	189,303
74,682	Ashtead Group plc	1,843,664
4,417	ASOS plc[a]	307,713
43,825	Associated British Foods plc	1,336,084
81,726	Aviva plc	446,624
51,751	BBA Aviation plc	158,703
21,545	Bellway plc	790,219
258,590	BHP Billiton plc	5,158,533
19,848	Bodycote plc	201,561
482,432	BP plc	3,484,955
30,103	Brewin Dolphin Holdings plc	126,485
56,614	BTG plc[a]	398,808
67,887	Bunzl plc	2,002,662
50,696	Coca-Cola HBC AG	1,497,489
14,403	Computacenter plc	202,141
38,177	Daily Mail and General Trust plc	341,341
22,400	Derwent London plc	837,619
135,111	Diageo plc	4,670,993
9,539	Diploma plc	159,959
541,263	Direct Line Insurance Group plc	2,274,539
2,095	Domino’s Pizza Group plc	7,579
30,247	Drax Group plc	154,932
65,422	Electrocomponents plc	517,976
7,605	EMIS Group plc	87,972
44,420	Faroe Petroleum plc[a]	84,144
12,625	Fevertree Drinks plc	448,197
284	Games Workshop Group plc	11,155
367,903	GlaxoSmithKline plc	7,125,459
12,978	Grainger plc	44,836
92,853	Great Portland Estates plc	826,173
60,409	Greene King plc	371,781
8,922	Greggs plc	132,307
16,343	Halma plc	277,347
269,196	Hansteen Holdings plc	331,011
301,523	Hays plc	631,430
30,571	Hiscox, Ltd.	635,033
336,937	Howden Joinery Group plc	2,017,479
1,258,764	HSBC Holdings plc	10,359,128
26,927	Ibstock plc[c]	77,200
70,920	Imperial Brands plc	2,402,248
38,047	Inchcape plc	262,779
1,863	Indivior plc[a]	4,484
130,069	Intermediate Capital Group plc	1,579,769
1,770,627	ITV plc	3,361,134
73,435	JD Sports Fashion plc	382,727
8,366	Just Eat pcl[a]	64,899
7,439	Keller Group plc	61,615
374,895	Legal & General Group plc	1,202,992
992,728	Lloyds TSB Group plc	724,433
130,225	Man Group plc	258,380
411,188	Marks and Spencer Group plc	1,555,193
135,930	Mondi plc	3,200,996
153,188	Moneysupermarket.com Group plc	574,296
3,095	Morgan Advanced Materials plc	10,919
312,085	National Express Group plc	1,594,654
15,191	Next plc	1,009,181
36,155	NMC Health plc	1,630,214
5,441	OneSavings Bank plc	25,918
232,433	PageGroup plc	1,489,891
92,014	Paragon Banking Group plc	500,048
45,479	Persimmon plc	1,331,040
47,232	Petrofac, Ltd.	347,321
92,372	QinetiQ Group plc	327,194
47,119	Redrow plc	318,148
88,635	RELX plc	1,752,904
19,947	Rio Tinto plc	968,443
156,797	Rotork plc	600,395
66,627	Royal Dutch Shell plc, Class A	2,122,611
245,856	Royal Dutch Shell plc, Class B	8,018,086
127,262	Royal Mail plc	584,251
12,855	Safestore Holdings plc	87,776
5,599	Saga plc	8,524
106,244	Senior plc	370,045
101,050	Smith & Nephew plc	1,642,554
9,529	Spectris plc	260,711
6,772	Spirax-Sarco Engineering plc	559,367
288,514	SSP Group plc	2,459,824
105,952	Stagecoach Group plc	206,934
15,560	Standard Chartered plc	109,055
91,692	Tate & Lyle plc	788,375
766,676	Tesco plc	2,087,985
74,531	Unilever plc	3,947,881
9,596	UNITE Group plc	104,483
20,411	Vesuvius plc	141,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Shares	Common Stock (86.3%)	Value
United Kingdom (12.9%) - continued
19,760	Victrex plc	$668,406
14,192	WH Smith plc	352,775

	Total	105,671,363

United States (0.4%)
14,090	Nice, Ltd. ADR[a]	1,492,695
51,187	Yum China Holding, Inc.	1,846,827

	Total	3,339,522

	Total Common Stock (cost $717,933,814)	705,157,821

Principal Amount	Long-Term Fixed Income (9.0%)
Albania (<0.1%)
	Albania Government International Bond
$170,000	3.500%, 10/9/2025[c,f]	191,683

	Total	191,683

Angola (0.1%)
	Angola Government International Bond
760,000	8.250%, 5/9/2028[c]	759,232

	Total	759,232

Argentina (0.7%)
	Argentina Government International Bond
1,680,000	3.750%, 2/8/2019[g]	61,912
150,000	4.500%, 6/21/2019	149,550
10,000	4.500%, 2/13/2020	9,475
700,000	35.765%, (BADLARPP + 3.25%), 3/1/2020[g,h]	21,205
400,000	4.000%, 3/6/2020[g]	13,482
8,345,000	42.819%, (ARPP7DRR FLAT), 6/21/2020[g,h]	280,917
230,000	6.875%, 4/22/2021	220,225
1,225,000	37.717%, (BADLARPP + 2%), 4/3/2022[g,h]	35,146
420,000	3.375%, 1/15/2023[f]	397,332
460,000	7.500%, 4/22/2026	403,880
800,000	6.875%, 1/26/2027	669,200
240,000	5.875%, 1/11/2028	186,000
420,000	5.250%, 1/15/2028[f]	365,108
151,371	7.820%, 12/31/2033[f]	154,826
426,592	7.820%, 12/31/2033[f]	434,859
14,021	8.280%, 12/31/2033	12,093
235,542	8.280%, 12/31/2033	200,567
850,000	7.125%, 7/6/2036	652,375
100,000	2.260%, 12/31/2038[f,i]	63,326
820,000	2.500%, 12/31/2038[i]	459,200
100,000	6.250%, 11/9/2047[f]	83,662
620,000	6.875%, 1/11/2048	457,250
	Argentina Letras Del Tosoro
211,493	Zero Coupon, 7/26/2019	205,148
	Argentina Treasury Bond BONCER
100,000	2.500%, 7/22/2021[g]	4,408
	Cablevision SA
150,000	6.500%, 6/15/2021[c]	146,625

	Total	5,687,771

Azerbaijan (<0.1%)
	Azerbaijan Government International Bond
$150,000	3.500%, 9/1/2032	122,928

	Total	122,928

Belize (<0.1%)
	Belize Government International Bond
135,900	4.938%, 2/20/2034*	76,783

	Total	76,783

Bermuda (<0.1%)
	Digicel, Ltd.
200,000	6.000%, 4/15/2021*	181,500
330,000	6.750%, 3/1/2023*	265,238

	Total	446,738

Brazil (0.2%)
	Banco do Brasil SA/Cayman
400,000	9.000%, 6/18/2024[h,j]	412,800
	Brazil Government International Bond
227,000	10.000%, 1/1/2029[k]	62,435
	Brazil Loan Trust 1
274,558	5.477%, 7/24/2023*	276,878
	Brazil Minas SPE via State of Minas Gerais
260,000	5.333%, 2/15/2028*	251,875
	Embraer Netherlands BV
31,000	5.050%, 6/15/2025	31,736
	Samarco Mineracao SA
200,000	4.125%, 11/1/2022[l]	150,750

	Total	1,186,474

Cayman Islands (0.1%)
	China Evergrande Group
200,000	8.750%, 6/28/2025	156,750
	Embraer Overseas, Ltd.
20,000	5.696%, 9/16/2023	20,945
	Kaisa Group Holdings, Ltd.
200,000	8.500%, 6/30/2022	140,990
200,000	9.375%, 6/30/2024	130,031
	KSA Sukuk, Ltd.
490,000	4.303%, 1/19/2029[c]	479,588

	Total	928,304

Chile (0.1%)
	Chile Government International Bond
410,000	3.240%, 2/6/2028	383,965
	Itau CorpBanca
286,000	3.875%, 9/22/2019[c]	286,365
	Sociedad Quimica y Minera de Chile SA
200,000	3.625%, 4/3/2023	193,000
200,000	4.375%, 1/28/2025*	197,000

	Total	1,060,330

Colombia (0.1%)
	Banco de Bogota SA
450,000	6.250%, 5/12/2026[c]	456,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (9.0%)	Value
Colombia (0.1%) - continued
	Colombia Government International Bond
$30,000	8.125%, 5/21/2024	$35,310
410,000	4.500%, 3/15/2029	404,469

	Total	896,529

Costa Rica (0.1%)
	Banco Nacional de Costa Rica
220,000	4.875%, 11/1/2018[c]	220,000
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	31,020
200,000	5.625%, 4/30/2043	145,500
210,000	5.625%, 4/30/2043[c]	152,775
240,000	7.158%, 3/12/2045[c]	200,160
	Ecopetrol SA
60,000	7.625%, 7/23/2019	61,740

	Total	811,195

Dominican Republic (0.3%)
	Aeropuertos Dominicanos Siglo XXI SA
270,000	6.750%, 3/30/2029[c]	269,325
	Dominican Republic Government International Bond
4,000,000	15.000%, 4/5/2019[m]	82,159
900,000	16.000%, 7/10/2020[m]	19,785
400,000	7.500%, 5/6/2021	414,000
600,000	11.500%, 5/10/2024[m]	12,483
290,000	8.625%, 4/20/2027	325,162
1,600,000	18.500%, 2/4/2028*,m	43,485
2,900,000	11.375%, 7/6/2029[m]	59,206
890,000	6.850%, 1/27/2045	876,650
470,000	6.500%, 2/15/2048[c]	444,855

	Total	2,547,110

Ecuador (0.3%)
	Ecuador Government International Bond
390,000	10.750%, 3/28/2022	401,700
740,000	7.950%, 6/20/2024	661,930
700,000	9.650%, 12/13/2026[c]	654,500
240,000	9.625%, 6/2/2027[c]	220,500
770,000	8.875%, 10/23/2027[c]	676,830
	EP PetroEcuador
82,105	8.016%, (LIBOR 3M + 5.63%), 9/24/2019[h]	81,900

	Total	2,697,360

Egypt (0.1%)
	Arab Republic of Egypt
200,000	4.750%, 4/16/2026[c,f]	212,027
390,000	5.625%, 4/16/2030[c,f]	401,865
	Egypt Government International Bond
550,000	7.903%, 2/21/2048[c]	491,882

	Total	1,105,774

El Salvador (<0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	99,850
30,000	7.750%, 1/24/2023	30,199
32,000	5.875%, 1/30/2025	28,640
109,000	6.375%, 1/18/2027	97,419
50,000	8.625%, 2/28/2029[c]	50,875

	Total	306,983

France (<0.1%)
	CMA CGM SA
100,000	5.250%, 1/15/2025[c,f]	95,821

	Total	95,821

Gabon (0.1%)
	Gabon Government International Bond
420,000	6.375%, 12/12/2024	381,587

	Total	381,587

Guatemala (0.3%)
	Agromercantil Senior Trust
170,000	6.250%, 4/10/2019[c]	170,410
	Guatemala Government International Bond
1,010,000	5.750%, 6/6/2022	1,030,311
230,000	4.500%, 5/3/2026[c]	211,055
350,000	4.375%, 6/5/2027[c]	318,500
500,000	4.875%, 2/13/2028	459,435

	Total	2,189,711

Honduras (0.1%)
	Honduras Government International Bond
290,000	8.750%, 12/16/2020*	312,269
400,000	8.750%, 12/16/2020	430,716

	Total	742,985

India (0.1%)
	Bank of Baroda
790,000	4.875%, 7/23/2019	795,458
	Hindustan Petroleum Corporation, Ltd.
200,000	4.000%, 7/12/2027	178,307
	NTPC, Ltd.
100,000	2.750%, 2/1/2027[f]	111,905
	Reliance Industries, Ltd.
300,000	3.667%, 11/30/2027[c]	269,483

	Total	1,355,153

Indonesia (0.7%)
	Indonesia Government International Bond
320,000	3.700%, 1/8/2022[c]	314,668
843,000	5.875%, 1/15/2024	886,755
520,000	3.375%, 7/30/2025[f]	623,607
180,000	8.500%, 10/12/2035	235,918
600,000	6.750%, 1/15/2044	690,172
	Perusahaan Penerbit SBSN Indonesia III
200,000	3.400%, 3/29/2022[c]	194,900
260,000	4.325%, 5/28/2025	252,200
1,020,000	4.150%, 3/29/2027[c]	957,525
1,440,000	4.400%, 3/1/2028[c]	1,365,350

	Total	5,521,095

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (9.0%)	Value
Ireland (<0.1%)
	Phosagro OAO
$220,000	3.949%, 4/24/2023[c]	$206,448

	Total	206,448

Isle of Man (<0.1%)
	Gohl Capital, Ltd.
200,000	4.250%, 1/24/2027	187,016

	Total	187,016

Italy (0.1%)
	Wind Tre SPA
240,000	2.625%, 1/20/2023[c,f]	252,676
160,000	2.625%, 1/20/2023[f]	168,451
340,000	5.000%, 1/20/2026[c]	289,408

	Total	710,535

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
110,000	5.250%, 3/22/2030[f]	113,934
100,000	6.625%, 3/22/2048[c,f]	100,880
200,000	6.625%, 3/22/2048[f]	201,760

	Total	416,574

Japan (<0.1%)
	SoftBank Group Corporation
265,000	6.000%, 7/19/2023[h,j]	231,811

	Total	231,811

Kenya (0.1%)
	Kenya Government International Bond
220,000	6.875%, 6/24/2024	214,040
220,000	7.250%, 2/28/2028[c]	207,482

	Total	421,522

Kuwait (0.1%)
	State of Kuwait
340,000	3.500%, 3/20/2027	330,225

	Total	330,225

Lebanon (<0.1%)
	Lebanon Government International Bond
10,000	6.000%, 1/27/2023	8,607
50,000	6.850%, 3/23/2027	40,466
10,000	6.650%, 2/26/2030	7,743

	Total	56,816

Luxembourg (0.2%)
	Altice Financing SA
200,000	6.625%, 2/15/2023[c]	197,960
400,000	7.500%, 5/15/2026	376,000
	Gazprom OAO Via Gaz Capital SA
200,000	9.250%, 4/23/2019	204,668
	Sberbank of Russia Via SB Capital SA
$400,000	5.500%, 2/26/2024[h]	399,400
	Telefonica Celular del Paraguay SA
200,000	6.750%, 12/13/2022	203,018

	Total	1,381,046

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia Government International Bond
280,000	5.625%, 7/26/2023[c,f]	354,154
120,000	2.750%, 1/18/2025[f]	131,666
460,000	2.750%, 1/18/2025[c,f]	504,083

	Total	989,903

Mauritius (0.1%)
	Greenko Investment Company
200,000	4.875%, 8/16/2023[c]	178,600
	MTN (Mauritius) Investments, Ltd.
200,000	5.373%, 2/13/2022	192,080
	Neerg Energy, Ltd.
200,000	6.000%, 2/13/2022[c]	187,794

	Total	558,474

Mexico (0.4%)
	America Movil SAB de CV
2,010,000	6.000%, 6/9/2019[n]	96,788
	Banco Santander Mexico SA
330,000	5.950%, 10/1/2028[c,h]	330,241
	BBVA Bancomer SA
200,000	5.125%, 1/18/2033[c,h]	176,452
	Gruma, SAB de CV
200,000	4.875%, 12/1/2024[c]	202,000
	Mexican Bonos
1,460,400	6.500%, 6/9/2022[n]	67,120
7,425,500	8.000%, 12/7/2023[n]	355,303
	Mexico Government International Bond
128,000	5.750%, 10/12/2110	118,208
	Petroleos Mexicanos
400,000	6.375%, 2/4/2021	409,272
120,000	5.375%, 3/13/2022	119,976
10,000	3.500%, 1/30/2023	9,210
860,000	5.125%, 3/15/2023[f]	1,061,838
80,000	6.875%, 8/4/2026	79,680
190,000	6.500%, 3/13/2027	184,110
20,000	6.375%, 1/23/2045	16,660
257,000	6.750%, 9/21/2047	221,380
82,000	6.350%, 2/12/2048[c]	67,970
	Unifin Financiera SAB de CV SOFOM ENR
200,000	7.375%, 2/12/2026[c]	186,500

	Total	3,702,708

Netherlands (0.3%)
	Embraer Netherlands Finance BV
10,000	5.400%, 2/1/2027	10,322
	Greenko Dutch BV
290,000	5.250%, 7/24/2024[c]	262,276
	Metinvest BV
225,000	7.750%, 4/23/2023[c]	216,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (9.0%)	Value
Netherlands (0.3%) - continued
	Minejesa Capital BV
$200,000	4.625%, 8/10/2030	$175,988
	Petrobras Global Finance BV
194,000	6.125%, 1/17/2022	201,033
	Syngenta Finance NV
100,000	1.250%, 9/10/2027[f]	99,457
1,050,000	5.182%, 4/24/2028[c]	993,447
300,000	5.676%, 4/24/2048[c]	256,810

	Total	2,215,333

Nigeria (0.2%)
	Nigeria Government International Bond
206,000	6.750%, 1/28/2021	212,470
200,000	6.375%, 7/12/2023	199,224
200,000	6.500%, 11/28/2027[c]	183,508
430,000	7.143%, 2/23/2030[c]	394,977
400,000	7.875%, 2/16/2032	384,472
440,000	7.696%, 2/23/2038[c]	396,004
200,000	7.625%, 11/28/2047[c]	176,328

	Total	1,946,983

Oman (0.1%)
	Oman Government International Bond
1,140,000	6.750%, 1/17/2048[c]	1,040,250

	Total	1,040,250

Pakistan (0.1%)
	Pakistan Government International Bond
220,000	6.875%, 12/5/2027	203,105
490,000	6.875%, 12/5/2027[c]	452,370
	Third Pakistan International Sukuk Company, Ltd.
290,000	5.625%, 12/5/2022[c]	276,638

	Total	932,113

Panama (<0.1%)
	Panama Government International Bond
200,000	4.500%, 4/16/2050	184,300
	Panama Notas del Tesoro
50,000	4.875%, 2/5/2021	51,875

	Total	236,175

Papua New Guinea (<0.1%)
	Papua New Guinea Government International Bond
200,000	8.375%, 10/4/2028[c]	198,250

	Total	198,250

Paraguay (0.2%)
	Banco Regional SAECA
150,000	8.125%, 1/24/2019	149,842
180,000	8.125%, 1/24/2019[c]	179,811
	Paraguay Government International Bond
410,000	4.625%, 1/25/2023	408,975
410,000	5.000%, 4/15/2026[c]	409,488
350,000	4.700%, 3/27/2027[c]	341,687
$400,000	6.100%, 8/11/2044	402,000

	Total	1,891,803

Peru (0.1%)
	Abengoa Transmision Sur SA
316,032	6.875%, 4/30/2043*	351,190
	Corporacion Lindley SA
90,000	6.750%, 11/23/2021*	95,963
260,000	6.750%, 11/23/2021	277,225
22,000	4.625%, 4/12/2023	22,178
80,000	4.625%, 4/12/2023[c]	80,648

	Total	827,204

Qatar (0.1%)
	Qatar Government International Bond
200,000	3.875%, 4/23/2023[c]	200,440
210,000	4.500%, 4/23/2028[c]	214,200
360,000	5.103%, 4/23/2048[c]	365,400

	Total	780,040

Romania (0.2%)
	Romania Government International Bond
170,000	2.375%, 4/19/2027[c,f]	192,084
330,000	2.875%, 5/26/2028[f]	375,641
490,000	3.375%, 2/8/2038[c,f]	506,433
220,000	5.125%, 6/15/2048[c]	203,488

	Total	1,277,646

Russia (0.3%)
	Credit Bank of Moscow
210,000	8.875%, 11/10/2022[h,j]	159,338
	Lukoil International Finance BV
200,000	6.125%, 11/9/2020	206,836
	Russia Government International Bond
200,000	4.875%, 9/16/2023[c]	204,494
1,800,000	4.750%, 5/27/2026	1,775,700

	Total	2,346,368

Senegal (<0.1%)
	Senegal Government International Bond
190,000	4.750%, 3/13/2028[c,f]	200,590

	Total	200,590

Singapore (<0.1%)
	ABJA Investment Company Pte, Ltd.
200,000	5.450%, 1/24/2028	172,327

	Total	172,327

South Africa (0.4%)
	Eskom Holdings SOC, Ltd.
700,000	Zero Coupon, 12/31/2018[o]	46,370
400,000	6.750%, 8/6/2023	374,000
200,000	7.125%, 2/11/2025	187,000
	South Africa Government International Bond
900,000	5.875%, 9/16/2025	887,544
2,830,000	7.000%, 2/28/2031[o]	152,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (9.0%)	Value
South Africa (0.4%) - continued
$7,963,000	8.250%, 3/31/2032[o]	$469,452
515,000	9.000%, 1/31/2040[o]	31,026
570,000	6.500%, 2/28/2041[o]	26,008
1,350,000	8.750%, 1/31/2044[o]	78,943
650,000	5.650%, 9/27/2047	547,625

	Total	2,800,352

South Korea (<0.1%)
	Shinsegae, Inc.
200,000	2.625%, 5/8/2045[h]	193,541

	Total	193,541

Sri Lanka (0.4%)
	Sri Lanka Government International Bond
350,000	6.250%, 10/4/2020	337,739
660,000	5.750%, 4/18/2023[c]	593,227
400,000	6.125%, 6/3/2025	350,948
370,000	6.850%, 11/3/2025[c]	335,797
200,000	6.825%, 7/18/2026	179,006
430,000	6.200%, 5/11/2027	367,546
640,000	6.750%, 4/18/2028[c]	563,207

	Total	2,727,470

Supranational (<0.1%)
	Eastern and Southern African Trade and Development Bank
200,000	5.375%, 3/14/2022	198,460

	Total	198,460

Suriname (<0.1%)
	Suriname Government International Bond
280,000	9.250%, 10/26/2026[c]	275,100

	Total	275,100

Tunisia (<0.1%)
	Banque Centrale de Tunisie SA
210,000	6.750%, 10/31/2023[c,f]	233,990

	Total	233,990

Turkey (0.7%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	198,717
	Hazine Mustesarligi Varlik Kiralama AS
690,000	5.004%, 4/6/2023[c]	640,141
	TC Ziraat Bankasi AS
200,000	5.125%, 5/3/2022	177,484
	Turkey Government International Bond
710,000	7.000%, 6/5/2020	714,590
600,000	6.250%, 9/26/2022	581,234
200,000	3.250%, 3/23/2023	171,500
640,000	5.750%, 3/22/2024	596,155
600,000	3.250%, 6/14/2025[f]	612,457
400,000	6.000%, 3/25/2027	360,315
200,000	5.125%, 2/17/2028	168,750
370,000	6.125%, 10/24/2028	329,657
10,000	6.875%, 3/17/2036	8,891
100,000	6.750%, 5/30/2040	86,750
400,000	4.875%, 4/16/2043	283,672
840,000	5.750%, 5/11/2047	636,300

	Total	5,566,613

Ukraine (0.4%)
	Ukraine Government International Bond
190,000	7.750%, 9/1/2021	186,905
380,000	7.750%, 9/1/2023	361,455
500,000	8.994%, 2/1/2024[c,p]	495,625
450,000	7.750%, 9/1/2024	421,875
270,000	7.750%, 9/1/2025	248,078
150,000	7.750%, 9/1/2026	135,573
340,000	7.750%, 9/1/2027	304,035
740,000	9.750%, 11/1/2028[c,p]	730,602

	Total	2,884,148

United Arab Emirates (0.3%)
	Abu Dhabi Crude Oil Pipeline, LLC
790,000	4.600%, 11/2/2047[c]	746,898
	Abu Dhabi Government International Bond
200,000	3.125%, 5/3/2026	189,000
500,000	3.125%, 10/11/2027[c]	464,229
	Dolphin Energy, Ltd.
210,000	5.500%, 12/15/2021	219,967
	Ruwais Power Company PJSC
360,000	6.000%, 8/31/2036[c]	390,600

	Total	2,010,694

United States (0.2%)
	Cemex Finance, LLC.
140,000	4.625%, 6/15/2024[f]	165,944
	Comcel Trust
200,000	6.875%, 2/6/2024	204,575
	Puerto Rico Sales Tax Financing Corporation Refg. Rev.
45,000	6.000%, 8/1/2031, Ser. Ce,l	36,112
10,000	5.375%, 8/1/2038, Ser. Ce,l	4,887
35,000	6.000%, 8/1/2038, Ser. Ce,l	28,087
100,000	5.250%, 8/1/2041, Ser. Ce,l	48,875
75,000	5.000%, 8/1/2043, Ser. A-1[e,l]	36,656
5,000	5.250%, 8/1/2043, Ser. A-1[e,l]	2,444
	Puerto Rico Sales Tax Financing Corporation Rev.
15,000	5.750%, 8/1/2057, Ser. Ce,l	12,225
5,000	5.000%, 8/1/2021, Ser. Ce,l	4,062
10,000	5.500%, 8/1/2022, Ser. Ae,l	4,887
15,000	5.500%, 8/1/2028, Ser. Ae,l	7,331
20,000	6.130%, 8/1/2029, Ser. Ae,l	16,050
45,000	6.750%, 8/1/2032, Ser. Ae,l	21,994
20,000	6.050%, 8/1/2036, Ser. Be,l	16,050
50,000	5.750%, 8/1/2037, Ser. Ae,l	24,438
10,000	5.375%, 8/1/2039, Ser. Ae,l	4,887
15,000	5.000%, 8/1/2040, Ser. Ce,l	12,187
95,000	5.250%, 8/1/2040, Ser. Ce,l	77,188
65,000	5.500%, 8/1/2042, Ser. Ae,l	31,769
25,000	5.000%, 8/1/2046, Ser. Ce,l	20,312
	Puerto Rico Sales Tax Financing Corporation Rev. Refg.
5,000	6.130%, 8/1/2030, Ser. Ae,l	4,013
5,000	6.000%, 8/1/2032, Ser. Ce,l	4,013
5,000	4.850%, 8/1/2036, Ser. De,l	3,988

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

Principal Amount	Long-Term Fixed Income (9.0%)	Value
United States (0.2%) - continued
$5,000	6.050%, 8/1/2037, Ser. Be,l	$4,013
25,000	6.130%, 8/1/2037, Ser. Ae,l	20,063
15,000	6.130%, 8/1/2038, Ser. Ae,l	12,038
	Sasol Financing USA LLC
510,000	5.875%, 3/27/2024	513,824

	Total	1,342,912

Uruguay (<0.1%)
	Uruguay Government International Bond
180,000	4.975%, 4/20/2055	166,950

	Total	166,950

Venezuela (0.2%)
	Petroleos de Venezuela SA
5,360,000	6.000%, 10/28/2022[l]	739,680
3,250,000	6.000%, 5/16/2024[l]	560,625
637,000	6.000%, 11/15/2026[l]	109,882
680,000	5.375%, 4/12/2027[l]	120,700
70,000	5.500%, 4/12/2037[l]	12,600
	Venezuela Government International Bond
123,000	9.250%, 5/7/2028[l]	30,750

	Total	1,574,237

Virgin Islands, British (0.1%)
	Central American Bottling Corporation
110,000	5.750%, 1/31/2027[c]	108,406
	Huarong Finance 2017 Company, Ltd.
200,000	4.500%, 1/24/2022[h,j]	185,994
200,000	4.000%, 11/7/2022[h,j]	178,574

	Total	472,974

Zambia (0.1%)
	Zambia Government International Bond
200,000	5.375%, 9/20/2022	134,646
400,000	8.500%, 4/14/2024	272,277
380,000	8.970%, 7/30/2027[c]	258,020

	Total	664,943

	Total Long-Term Fixed Income (cost $81,286,698)	73,482,090

Shares	Preferred Stock (0.9%)
South Korea (0.9%)
223,270	Samsung Electronics Company, Ltd.	7,044,336

	Total	7,044,336

	Total Preferred Stock (cost $4,079,764)	7,044,336

Shares	Collateral Held for Securities Loaned (0.3%)
2,491,545	Thrivent Cash Management Trust	2,491,545

	Total Collateral Held for Securities Loaned (cost $2,491,545)	2,491,545

Shares or Principal Amount	Short-Term Investments (3.1%)	Value
	Federal Home Loan Bank Discount Notes
5,200,000	2.150%, 12/4/2018[q,r]	$5,189,371
300,000	2.225%, 1/11/2019[q,r]	298,639
450,000	2.263%, 1/16/2019[q,r]	447,815
	Thrivent Core Short-Term Reserve Fund
1,895,753	2.430%	18,957,525
	Volkswagen Credit, Inc.
250,000	2.550%, 1/7/2019[q]	248,755
250,000	2.550%, 1/8/2019[q]	248,735

	Total Short-Term Investments (cost $25,391,420)	25,390,840

	Total Investments (cost $831,183,241) 99.6%	$813,566,632

	Other Assets and Liabilities, Net 0.4%	3,220,261

	Total Net Assets 100.0%	$816,786,893

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2018

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2018, the value of these investments was $35,750,436 or 4.4% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e	In bankruptcy. Interest is not being accrued.
f	Principal amount is displayed in Euros.
g	Principal amount is displayed in Argentine Pesos.
h

Denotes variable rate securities. The rate shown is as of October 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2018.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Principal amount is displayed in Brazilian Real.
l	Defaulted security. Interest is not being accrued.
m	Principal amount is displayed in Dominican Republic Pesos.
n	Principal amount is displayed in Mexican Pesos.
o	Principal amount is displayed in South African Rand.
p	Denotes investments purchased on a when-issued or delayed delivery basis.
q	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
r	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Fund as of October 31, 2018 was $2,052,181 or 0.3% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2018.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$316,016
Belize Government International Bond, 2/20/2034	3/22/2017	90,451
Brazil Loan Trust 1, 7/24/2023	7/25/2013	279,911
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	276,685
Corporacion Lindley SA, 11/23/2021	11/18/2011	90,000
Digicel, Ltd., 4/15/2021	1/20/2016	182,089
Digicel, Ltd., 3/1/2023	2/24/2015	330,455
Dominican Republic Government International Bond, 2/4/2028	3/6/2013	45,271
Honduras Government International Bond, 12/16/2020	12/11/2013	290,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	198,820

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Fund as of October 31, 2018:

Securities Lending Transactions
Common Stock	$2,476,946

Total lending	$2,476,946
Gross amount payable upon return of collateral for securities loaned	$2,491,545

Net amounts due to counterparty	$14,599

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
Refg.	-	Refunding
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series

Reference Rate Index:

ARPP7DRR	-	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP	-	Argentina Deposit Rates Badlar Private Banks
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Registrant’s principal executive and principal financial officers, or persons performing similar functions, are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13.	Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 28, 2018	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 28, 2018	By:
/s/ David S. Royal
David S. Royal
President and Chief Investment Officer
(principal executive officer)

Date: December 28, 2018	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer
(principal financial officer)